As filed with the SEC on March 2, 2006.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04419

AEGON/TRANSAMERICA SERIES TRUST
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

John K. Carter, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 - December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1: Report(s) to Shareholders. The Annual Report is attached.

1

Investment Options Annual Report Winter 2005

Western Reserve Life Assurance Co. of Ohio
Home Office: Columbus, Ohio
Administrative Office Address: P.O. Box 5068
Clearwater, Florida 33758-5068
Distributor: AFSG Securities Corporation
www.westernreserve.com
Customer Service: 1-800-851-9777

WRL Investment Options Annual Report

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on a semi-annual basis with the hope that they will foster greater understanding of the investment options' holdings, performance, financial data, accounting policies and other issues. Unlike our past reports, this streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Shareholder,

On behalf of AEGON/Transamerica Series Trust, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies in addition to matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading the contents of this report. In 2005, the markets were affected by volatile oil prices, natural disasters, and interest rate tightening by the Federal Reserve. These factors were balanced by positive economic growth, and the markets remained relatively flat for the 2005 calendar year period. The Dow Jones Industrial Average returned 1.72%, while the Standard & Poor's 500 Index returned 4.91%.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a comprehensive picture of your current and future financial needs. In addition, financial advisors are familiar with the market's history, including long-term returns and volatility of various asset classes and why it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance. Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Brian C. Scott President AEGON/Transamerica Series Trust	Christopher Staples Vice President – Investment Management AEGON/Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of AEGON/Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the AEGON/Transamerica Series Trust.

AEGON Bond

MARKET ENVIRONMENT

Despite multiple signs of cooling in the housing market, the economy demonstrated resilience as 2005 drew to a close. In addition, the labor market gained momentum as hurricane-related effects dwindled. Jobless claims declined steadily throughout the year, and the unemployment rate finished the year at 4.9%.

Perhaps the most robust sector proved to be manufacturing with the Institute for Supply Management ("ISM") manufacturing survey remaining at elevated levels for most of 2005. Driven by sharp declines in gasoline prices late in the year, both the Conference Board and the University of Michigan consumer confidence gauges rebounded substantially and returned to pre-Hurricane Katrina levels. The combination of falling energy costs and regained confidence led to a November rebound in automotive sales and an increase, although modest, in consumer spending. Third-quarter gross domestic product ("GDP") growth, originally reported at 3.8% annualized, was revised to 4.1%, representing the fastest growth rate since the first quarter of 2004.

PERFORMANCE

For the year ended December 31, 2005, AEGON Bond, Initial Class returned 2.30%. By comparison its primary and secondary benchmarks, the Lehman Brothers Aggregate Bond Index ("LBAB") and the Lehman Brothers U.S. Government/Credit Index returned 2.43% and 2.37%, respectively.

STRATEGY REVIEW

For the twelve month period ended December 31, 2005, AEGON Bond underperformed the LBAB. The portfolio's yield increased throughout the year.

The portfolio's sector allocations remained largely unchanged during the year. Since the asset-backed securities ("ABS") sector was the best performer on an excess return basis, a slight overweight to ABS helped the portfolio's relative performance. Mortgage-backed securities ("MBS") underperformed relative to Treasuries, but pricing dislocations in the mortgage market provided buying opportunities in pass-through securities and collateralized mortgage obligations ("CMOs"). Consequently, the portfolio's overweight to the mortgage sector increased slightly.

Corporate bonds underperformed during the year. The portfolio's corporate underweight was a positive influence on relative performance. Furthermore, higher-quality bond securities outperformed lower-quality bonds, which also helped portfolio performance. Among sub-sectors, financials continued to perform better than other areas. We continued to favor bonds in the financials sector, because we believe that companies in this sector are less likely to put their own high credit ratings at risk.

We maintained a neutral-to-slightly long duration, which at year-end, was 4.66 years versus 4.57 years for the LBAB. Given the ambiguity surrounding the Federal Reserve Board's intentions, we are comfortable with a neutral position toward interest-rate movements. In terms of maturity structure, the portfolio was overweight at the short end of the yield curve (maturities of one year or less) and underweight at the longer end, but in favor of the 10- to 20-year segment. As the yield curve flattened throughout the year, long-term bonds were the best performers, and the portfolio's underweight in this segment of the curve worked against relative performance.

Although spreads have widened from their summertime levels and are no longer at the tightest point of their 10-year historical range, they remain somewhat expensive. In the mortgage arena, we continue to favor MBS over agency debentures and seasoned MBS over new issues. Within the corporate sector share buybacks, special dividends and other shareholder-friendly actions are likely to continue. At the same time, default rates are projected to rise in 2006. Given the likelihood for increased name-specific event risk, we remain selective among issuers, particularly among bonds in the BBB-rated quality sector.

Douglas S. Swanson

Portfolio Manager
J.P. Morgan Investment Advisors, Inc.

AEGON/Transamerica Series Fund, Inc.

Annual Report 2005

1

AEGON Bond

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	2.30%	5.79%	5.48%	6.91%	10/2/86
LBAB[1]	2.43%	5.87%	6.16%	7.59%	10/2/86
LBGC[1]	2.37%	6.10%	6.17%	7.57%	10/2/86
Service Class	2.07%	–	–	3.05%	5/1/03

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

AEGON Bond

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$996.90	0.62%	$3.12
Hypothetical (b)	1,000.00	1,022.08	0.62	3.16
Service Class
Actual	1,000.00	995.80	0.88	4.43
Hypothetical (b)	1,000.00	1,020.77	0.88	4.48

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2005

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

AEGON Bond

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (18.0%)
U.S. Treasury Bond
11.75%, due 11/15/2014 †	$2,500	$3,148
7.25%, due 05/15/2016 7.50%, due 11/15/2016 7.25%, due 08/15/2022 6.25%, due 08/15/2023 † 7.63%, due 02/15/2025 6.50%, due 11/15/2026	2,000 2,750 300 5,000 1,125 1,500	2,456 3,454 391 5,971 1,550 1,874
U.S. Treasury STRIPS Zero Coupon, due 05/15/2008 Zero Coupon, due 02/15/2009 Zero Coupon, due 02/15/2010 † Zero Coupon, due 02/15/2011 Zero Coupon, due 05/15/2012 Zero Coupon, due 08/15/2012 Zero Coupon, due 11/15/2012 Zero Coupon, due 02/15/2013 Zero Coupon, due 05/15/2013 Zero Coupon, due 11/15/2013 Zero Coupon, due 02/15/2014 Zero Coupon, due 02/15/2016 Zero Coupon, due 05/15/2016 Zero Coupon, due 02/15/2017 Zero Coupon, due 11/15/2017 Zero Coupon, due 02/15/2019 Zero Coupon, due 02/15/2022 Zero Coupon, due 02/15/2023	1,000 200 1,800 950 1,200 250 1,200 200 200 3,000 750 1,650 2,200 8,400 200 300 150 750	902 175 1,508 762 911 188 889 146 144 2,117 523 1,047 1,378 5,071 116 164 71 339
Total U.S. Government Obligations (cost: $32,566)		35,295
U.S. GOVERNMENT AGENCY OBLIGATIONS (45.4%)
Fannie Mae 7.50%, due 01/01/2008 7.00%, due 01/25/2008 6.50%, due 04/01/2008 9.95%, due 10/25/2008 * 8.00%, due 07/01/2009 5.50%, due 06/01/2012 6.50%, due 12/25/2012 5.00%, due 11/25/2015 6.00%, due 03/25/2016 5.00%, due 12/01/2016 7.00%, due 12/25/2016 5.50%, due 03/01/2017 6.50%, due 03/01/2017 5.50%, due 04/25/2017 5.50%, due 09/01/2017 9.50%, due 06/25/2018 4.00%, due 07/01/2018	152 404 154 145 259 252 720 1,500 826 254 1,220 668 203 1,000 556 333 216	155 409 156 150 270 255 731 1,495 843 251 1,266 671 209 1,019 558 361 207

	Principal	Value
4.00%, due 12/01/2018	$892	$853
4.50%, due 03/01/2019
9.00%, due 10/01/2019
6.50%, due 08/01/2020
6.50%, due 02/25/2022
7.00%, due 06/17/2022
5.50%, due 05/25/2023
9.00%, due 06/01/2025
7.00%, due 03/25/2031
7.00%, due 09/25/2031
7.00%, due 11/25/2031
10.96%, due 02/25/2032 *
10.00%, due 03/25/2032 *
6.50%, due 04/25/2032
6.50%, due 11/25/2032
6.00%, due 12/01/2032
6.46%, due 12/25/2032 *
Zero Coupon, due 01/01/2033 (a)
6.00%, due 03/01/2033
5.50%, due 04/01/2033
4.00%, due 04/25/2033
5.75%, due 06/25/2033
3.02%, due 07/25/2033 *
1.75%, due 08/25/2033 *
Zero Coupon, due 09/01/2033 (a)
5.20%, due 09/25/2033 *
5.50%, due 02/25/2034
2.51%, due 03/25/2034 *
Zero Coupon, due 04/25/2034 (a)
7.48%, due 04/25/2034 *
7.48%, due 05/25/2034 *
4.88%, due 01/01/2035 *
5.50%, due 12/25/2035
6.50%, due 10/25/2042
6.50%, due 12/25/2042
7.50%, due 12/25/2042	804 163 395 696 209 500 275 276 979 669 108 74 1,294 1,000 566 195 216 542 505 500 750 291 233 146 161 600 165 95 438 657 387 300 192 688 316	783 177 406 721 210 507 300 288 1,018 707 118 84 1,307 1,055 572 163 167 548 501 425 752 190 180 109 149 594 120 62 430 659 387 294 193 704 330
Federal Home Loan Bank 4.72%, due 09/20/2012	481	471
Freddie Mac 5.50%, due 02/15/2009 4.13%, due 07/12/2010 5.75%, due 01/15/2012 6.00%, due 02/15/2013 5.50%, due 09/15/2013 5.50%, due 10/15/2013 6.50%, due 10/15/2013 6.00%, due 12/15/2013 5.00%, due 07/15/2014	590 573 200 1,096 768 775 103 3,466 1,000	591 559 210 1,120 777 781 104 3,542 999

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Freddie Mac (continued)
6.00%, due 08/15/2015	$2,000	$2,022
3.32%, due 10/15/2015 *	752	725
5.50%, due 11/15/2015	600	602
8.50%, due 11/15/2015	10	10
6.50%, due 04/01/2016	170	175
5.50%, due 02/15/2017	1,000	1,010
3.33%, due 07/15/2017 *(b)	1,639	104
6.50%, due 12/01/2017	490	504
6.50%, due 12/15/2017	20	20
4.00%, due 05/01/2019	1,028	983
8.50%, due 09/15/2020	317	316
6.00%, due 12/15/2020	1,000	1,016
5.50%, due 12/15/2022	1,000	1,011
7.50%, due 02/15/2023	876	906
5.00%, due 05/15/2023	407	400
7.00%, due 03/15/2024	1,000	1,077
7.00%, due 06/15/2029	1,000	1,060
6.00%, due 11/15/2029	617	628
8.00%, due 01/15/2030	1,145	1,203
5.46%, due 05/15/2030 *	370	343
6.00%, due 05/15/2030	500	509
7.50%, due 08/15/2030	357	362
7.25%, due 09/15/2030	1,537	1,577
7.00%, due 10/15/2030	912	947
7.25%, due 12/15/2030	456	470
6.50%, due 04/15/2031	144	145
6.50%, due 08/15/2031	596	621
3.63%, due 03/15/2032 *(b)	437	40
4.00%, due 03/15/2032	1,000	926
6.38%, due 03/15/2032	1,000	1,028
6.50%, due 03/15/2032	729	763
7.00%, due 03/15/2032	3,012	3,124
7.00%, due 04/15/2032	1,000	1,044
7.00%, due 05/15/2032	889	927
6.50%, due 06/15/2032	600	624
6.50%, due 07/15/2032	936	988
7.50%, due 07/25/2032	789	824
6.00%, due 11/15/2032	500	511
2.63%, due 02/15/2033 *(b)	1,938	108
3.18%, due 02/15/2033 *(b)	1,302	85
6.00%, due 02/15/2033	500	515
2.73%, due 03/15/2033 *(b)	2,081	119
Zero Coupon, due 10/15/2033 (a)	250	138
2.45%, due 10/15/2033 *	191	136
2.45%, due 11/15/2033 *	111	78
2.52%, due 01/15/2034 *	700	416
3.26%, due 02/15/2034 *	78	51
Zero Coupon, due 03/15/2034 (a)	60	43
2.52%, due 04/15/2034 *	197	151

	Principal	Value
Zero Coupon, due 08/15/2034 (a)	$188	$156
7.50%, due 08/25/2042 *	339	350
6.50%, due 02/25/2043	721	739
7.00%, due 02/25/2043	235	246
Ginnie Mae
7.50%, due 09/15/2009
6.00%, due 03/20/2013
5.50%, due 12/20/2013
6.00%, due 12/20/2014
8.00%, due 01/15/2016
7.00%, due 07/15/2017
6.50%, due 01/20/2019
6.50%, due 03/15/2023
6.50%, due 10/16/2024
9.00%, due 05/16/2027
6.50%, due 04/20/2029
7.50%, due 11/20/2029
8.00%, due 12/20/2029
8.50%, due 02/16/2030
8.00%, due 06/20/2030
7.50%, due 09/20/2030
7.33%, due 11/20/2030
6.50%, due 03/20/2031
13.56%, due 04/20/2031 *
7.00%, due 10/20/2031
6.50%, due 12/20/2031
5.50%, due 01/20/2032 (b)
6.50%, due 01/20/2032
3.58%, due 04/16/2032 *(b)
6.50%, due 06/20/2032
6.50%, due 06/20/2032
6.50%, due 07/16/2032
6.50%, due 07/20/2032
6.50%, due 08/20/2032
Zero Coupon, due 03/16/2033 (a)
Zero Coupon, due 06/16/2033 (a)
6.50%, due 06/20/2033
7.65%, due 04/16/2034 *	294 3,772 787 804 218 246 6 268 1,200 81 770 512 293 819 125 344 121 664 97 447 773 590 854 699 1,400 500 1,000 936 500 89 250 850 121	302 3,805 796 809 233 257 6 281 1,261 86 789 525 307 900 134 355 125 686 110 471 802 96 879 58 1,474 525 1,047 948 519 76 192 927 120
U.S. Department of Veteran Affairs-Series 1997-1 7.50%, due 02/15/2027	1,807	1,929
Total U.S. Government Agency Obligations (cost: $91,967)		88,929
FOREIGN GOVERNMENT OBLIGATIONS (0.6%)
United Mexican States 4.63%, due 10/08/2008 6.38%, due 01/16/2013 7.50%, due 04/08/2033	330 75 600	326 80 710
Total Foreign Government Obligations (cost: $994)		1,116

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
MORTGAGE-BACKED SECURITIES (11.6%)
Banc of America Funding Corp.– Series 2004-1 Zero Coupon, due 03/25/2034 (a)	$180	$144
Bear Stearns Commercial Mortgage Securities–Series 2000-WF1 7.64%, due 02/15/2032	83	86
Commercial Mortgage Asset Trust–Series 1999-C1 6.59%, due 01/17/2032	954	964
Commercial Mortgage Pass-Through– Series 2001-J2-144A 6.30%, due 07/16/2034	4,000	4,218
Countrywide Alternative Loan Trust, Series 2003-J1 Zero Coupon, due 10/25/2033 (a)	220	171
Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A9 5.75%, due 03/25/2034	279	264
Countrywide Alternative Loan Trust, Series 2005-22T1, Class A2 0.69%, due 06/25/2035 *(b)	2,254	26
Countrywide Alternative Loan Trust, Series 2005-26CB, Class A10 5.11%, due 07/25/2035 *	177	171
Countrywide Alternative Loan Trust, Series 2005-28CB, Class 1A4 5.50%, due 08/25/2035	500	486
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1A11 5.50%, due 11/25/2035	200	196
Countrywide Alternative Loan Trust, Series 2005-J1, Class 1A4 0.72%, due 02/25/2035 *(b)	2,475	27
Countrywide Asset-Backed Certificates– Series 2004-AB2 4.65%, due 05/25/2036 *	494	494
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7 4.09%, due 06/25/2034 *	231	222
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 2A1 5.34%, due 11/25/2035 *	966	964
Countrywide Home Loan Mortgage Pass Through Trust–Series 2004-HYB1 4.25%, due 05/20/2034 *	227	222
GE Capital Commercial Mortgage Corp.– Series 2001-2 6.44%, due 08/11/2033	3,000	3,178

	Principal	Value
LB Commercial Conduit Mortgage Trust–Series 1999-C1 6.41%, due 06/15/2031	$701	$704
MASTR Adjustable Rate Mortgages Trust–Series 2004-13 3.82%, due 04/21/2034 *	412	402
MASTR Alternative Loans Trust–Series 2004-10 4.50%, due 09/25/2019	497	480
MASTR Asset Securitization Trust–Series 2003-4 5.00%, due 05/25/2018	242	241
MASTR Resecuritization Trust–144A Zero Coupon, due 05/28/2035 (a)	947	691
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB 4.67%, due 05/12/2043 *	300	292
Morgan Stanley Capital I–Series 1998-HF2 6.84%, due 11/15/2030 *	2,000	2,081
MortgageIT Trust, Series 2005-1 4.70%, due 02/25/2035 *	267	267
Prudential Securities Secured Financing Corp.–Series 1998-C1 6.51%, due 07/15/2008	2,276	2,333
Residential Accredit Loans, Inc.– Series 2002-QS16 7.47%, due 10/25/2017 *	153	144
Residential Accredit Loans, Inc.– Series 2003-QS3 6.87%, due 02/25/2018 *	117	118
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-2, Class 1A4 0.67%, due 04/25/2035 *(b)	3,257	30
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7 5.50%, due 06/25/2035	500	488
Washington Mutual MSC Mortgage Pass-Through Certificates–Series 2003-MS7 Zero Coupon, due 03/25/2033 (a)	246	190
Washington Mutual–Series 2002-S7 Zero Coupon, due 11/25/2017 (a)	313	268
Washington Mutual–Series 2004-AR3 4.24%, due 06/25/2034 *	177	174
Wells Fargo Mortgage Backed Securities Trust–Series 2004-7 5.00%, due 07/25/2019	418	412

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Wells Fargo Mortgage Backed Securities Trust–Series 2004-BB 4.57%, due 01/25/2035 *	$809	$797
Wells Fargo Mortgage Backed Securities Trust–Series 2004-EE 3.99%, due 01/25/2035 *	412	402
Wells Fargo Mortgage Backed Securities Trust–Series 2004-S 3.54%, due 09/25/2034 *	500	481
Total Mortgage-Backed Securities (cost: $22,506)		22,828
ASSET-BACKED SECURITIES (2.3%)
AmeriCredit Automobile Receivables Trust–Series 2002-A 4.61%, due 01/12/2009	104	104
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB 5.18%, due 09/10/2047 *	150	151
Citibank Credit Card Issuance, Series 2005-B1, Class B1 4.40%, due 09/15/2010	150	148
First Horizon Asset Securities, Inc.– Series 2004-AR7 4.94%, due 02/25/2035 *	496	492
Household Automotive Trust, Series 2005-1, Class A4 4.35%, due 06/18/2012	110	108
MBNA Credit Card Master Note Trust–Series 2003-1C 6.07%, due 06/15/2012 *	150	158
MBNA Master Credit Card Trust USA–Series 1999-J-144A 7.85%, due 02/15/2012	300	329
Nomura Asset Acceptance Corp.– Series 2003-A1 7.00%, due 04/25/2033	43	43
6.00%, due 05/25/2033	152	153
Onyx Acceptance Grantor Trust–Series 2002-C 4.07%, due 04/15/2009	467	466
Residential Asset Mortgage Products, Inc.–Series 2001-RS3 6.29%, due 10/25/2031	45	45
Systems 2001 AT LLC–Series 2001–144A 6.66%, due 09/15/2013	1,242	1,322
WFS Financial Owner Trust–Series 2002-2 4.50%, due 02/20/2010	1,008	1,008
Total Asset-Backed Securities (cost: $4,466)		4,527

	Principal	Value
CORPORATE DEBT SECURITIES (17.2%)
Automotive (0.7%)
DaimlerChrysler NA Holding Corp.– Series A 7.38%, due 09/15/2006	$1,000	$1,016
Ford Motor Co. 6.63%, due 02/15/2028	300	189
Toyota Motor Credit Corp. 2.88%, due 08/01/2008	100	95
Business Credit Institutions (0.1%)
CIT Group, Inc., Senior Note 7.75%, due 04/02/2012	150	170
Business Services (0.1%)
International Lease Finance Corp. 5.88%, due 05/01/2013	75	78
PHH Corp. 7.13%, due 03/01/2013	100	106
Chemicals & Allied Products (1.2%)
Dow Chemical Co. (The) 6.13%, due 02/01/2011	260	272
DSM NV–144A 6.75%, due 05/15/2009	2,000	2,102
Commercial Banks (2.3%)
Bank of America Corp. 7.40%, due 01/15/2011	2,000	2,203
Citigroup, Inc. 4.25%, due 07/29/2009	200	196
5.63%, due 08/27/2012	400	412
Corp Andina de Fomento 5.20%, due 05/21/2013	100	100
Keycorp–Series G 4.70%, due 05/21/2009	100	100
State Street Corp. 7.65%, due 06/15/2010	300	335
Suntrust Banks, Inc. 6.38%, due 04/01/2011	250	265
Wachovia Bank NA 7.80%, due 08/18/2010	250	281
Wachovia Corp. 3.50%, due 08/15/2008	150	145
Wells Fargo & Co. 3.13%, due 04/01/2009	260	246
4.20%, due 01/15/2010	300	292
Communication (1.3%)
Comcast Corp. 5.50%, due 03/15/2011	350	352
COX Communications, Inc. 6.75%, due 03/15/2011	1,000	1,046

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Communication (continued)
Tele-Communications-TCI Group 9.80%, due 02/01/2012	$500	$603
Verizon Pennsylvania, Inc. 8.35%, due 12/15/2030	500	593
Computer & Office Equipment (0.1%)
International Business Machines Corp. 6.22%, due 08/01/2027	250	273
Electric Services (0.8%)
Constellation Energy Group, Inc. 7.00%, due 04/01/2012	250	273
Dominion Resources, Inc. 6.25%, due 06/30/2012	240	251
DTE Energy Co. 6.65%, due 04/15/2009	200	209
Duke Energy Corp. 4.20%, due 10/01/2008	50	49
5.63%, due 11/30/2012	200	205
Exelon Generation Co. LLC 6.95%, due 06/15/2011	250	270
Ohio Valley Electric Corp.–144A 5.94%, due 02/12/2006	125	125
PSEG Power LLC 7.75%, due 04/15/2011	115	127
Food Stores (0.1%)
Kroger Co. (The) 8.05%, due 02/01/2010	200	217
Gas Production & Distribution (0.1%)
KeySpan Gas East Corp. 7.88%, due 02/01/2010	100	110
Southern California Gas Co. 4.80%, due 10/01/2012	100	99
Holding & Other Investment Offices (0.6%)
EOP Operating, LP 6.75%, due 02/15/2012	300	318
Illinois State 5.10%, due 06/01/2033	600	593
Washington Mutual Bank FA 6.88%, due 06/15/2011	250	270
Insurance (0.2%)
American General Finance Corp. 5.38%, due 10/01/2012	100	101
International Lease Finance Corp. 4.50%, due 05/01/2008	75	74
MGIC Investment Corp. 6.00%, due 03/15/2007	150	151
XL Capital, Ltd. 5.25%, due 09/15/2014	50	49

	Principal	Value
Life Insurance (0.8%)
ASIF Global Financing XIX–144A 4.90%, due 01/17/2013	$500	$497
ASIF Global Financing XX–144A 2.65%, due 01/17/2006	200	200
John Hancock Global Funding, Ltd.–144A 7.90%, due 07/02/2010	300	337
New York Life Global Funding–144A 3.88%, due 01/15/2009	200	194
Protective Life Secured Trust 4.00%, due 04/01/2011	250	240
Mortgage Bankers & Brokers (0.9%)
American General Finance Corp. 4.50%, due 11/15/2007	170	169
Captiva Finance, Ltd.–Series A–144A 6.86%, due 11/30/2009	525	525
Countrywide Home Loans 4.00%, due 03/22/2011	225	212
Countrywide Home Loans, Inc. 3.25%, due 05/21/2008	250	240
MassMutual Global Funding II–144A 3.50%, due 03/15/2010	150	141
Principal Life Global Funding I–144A 2.80%, due 06/26/2008 6.25%, due 02/15/2012	140 250	133 266
Motion Pictures (0.5%)
Historic TW, Inc. 8.18%, due 08/15/2007 9.15%, due 02/01/2023	400 500	418 615
Paper & Allied Products (0.1%)
International Paper Co. 4.25%, due 01/15/2009 4.00%, due 04/01/2010	65 165	63 156
Union Camp Corp. 6.50%, due 11/15/2007	50	51
Personal Credit Institutions (2.6%)
Ford Motor Credit Co. 7.38%, due 10/28/2009	1,000	887
General Electric Capital Corp. 4.25%, due 01/15/2008 4.63%, due 09/15/2009 6.13%, due 02/22/2011 5.88%, due 02/15/2012 6.00%, due 06/15/2012	700 500 500 200 750	692 495 526 209 790
General Motors Acceptance Corp. 7.25%, due 03/02/2011	375	345

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Personal Credit Institutions (continued)
General Motors Nova Scotia Finance Co. 6.85%, due 10/15/2008	$400	$300
Household Finance Corp. 6.40%, due 06/17/2008 6.75%, due 05/15/2011	100 760	103 816
Petroleum Refining (0.1%)
Conoco Funding Co., Note 5.45%, due 10/15/2006	200	201
Railroads (0.1%)
Burlington Northern Santa Fe Corp. 7.13%, due 12/15/2010	200	218
Savings Institutions (0.1%)
Popular North America, Inc. 4.25%, due 04/01/2008	150	147
Security & Commodity Brokers (2.7%)
Bear Stearns Cos. Inc. (The) 3.25%, due 03/25/2009	500	474
Credit Suisse First Boston (USA), Inc. 4.70%, due 06/01/2009 4.88%, due 01/15/2015	125 300	124 292
Goldman Sachs Group, Inc. (The) 6.88%, due 01/15/2011	1,400	1,508
Lehman Brothers Holdings, Inc. 7.88%, due 08/15/2010	1,000	1,115
Merrill Lynch & Co., Inc. 4.79%, due 08/04/2010 5.45%, due 07/15/2014	100 300	99 305
Morgan Stanley 4.25%, due 05/15/2010 6.75%, due 04/15/2011 6.60%, due 04/01/2012 4.75%, due 04/01/2014	500 400 250 145	483 431 269 139
Telecommunications (1.7%)
AT&T Wireless Services, Inc. 7.50%, due 05/01/2007 7.88%, due 03/01/2011	225 100	233 112
BellSouth Corp. 6.00%, due 10/15/2011	250	260
British Telecommunications PLC 8.88%, due 12/15/2030 (c)	400	535
France Telecom SA 7.75%, due 03/01/2011 (c)	200	223
GTE Corp. 7.51%, due 04/01/2009	475	504
Nynex Capital Funding Co.–Series B 8.23%, due 10/15/2009	400	437

	Principal	Value
Telecommunications (continued)
NYNEX Corp. 9.55%, due 05/01/2010	$170	$186
Sprint Capital Corp. 6.88%, due 11/15/2028	800	874
Total Corporate Debt Securities (cost: $33,158)		33,750
SECURITY LENDING COLLATERAL (4.9%)
Debt (4.2%)
Bank Notes (0.1%)
Bank of America 4.27%, due 01/17/2006 * 4.31%, due 08/10/2006 *	142 116	142 116
Certificates Of Deposit (0.2%)
Barclays 4.31%, due 01/17/2006 *	89	89
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	126	126
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	51	51
Rabobank Nederland 4.10%, due 05/31/2006 *	126	126
Commercial Paper (0.5%)
Fairway Finance–144A 4.31%, due 01/10/2006	252	252
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	126	126
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	50	50
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	125	125
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	100	100
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	100	100
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	61	61
Yorktown Capital LLC 4.27%, due 01/05/2006	126	126
Euro Dollar Overnight (0.7%)
Calyon 4.34%, due 01/05/2006	126	126
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	253 240	253 240
Harris Trust & Savings Bank 4.25%, due 01/05/2006	207	207

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

AEGON Bond

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
National Australia Bank 4.16%, due 01/03/2006	$258	$258
Rabobank Nederland 4.15%, due 01/03/2006	91	91
Wells Fargo 4.27%, due 01/03/2006	126	126
Euro Dollar Terms (1.4%)
Bank of Montreal 4.30%, due 01/19/2006	253	253
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	76 202	76 202
BNP Paribas 4.22%, due 01/24/2006	126	126
Dexia Group 4.25%, due 01/09/2006	126	126
Rabobank Nederland 4.21%, due 01/19/2006	227	227
Royal Bank of Canada 4.25%, due 01/24/2006	177	177
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	379 278	379 278
Societe Generale 4.28%, due 01/30/2006	253	253
UBS AG 4.26%, due 01/10/2006	253	253
Wells Fargo 4.29%, due 01/30/2006	379	379
Promissory Notes (0.1%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	152 51	152 51

	Principal	Value
Repurchase Agreements (1.2%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $423 on 01/03/2006	$423	$423
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $1,009 on 01/03/2006	1,009	1,009
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $7 on 01/03/2006	7	7
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $809 on 01/03/2006	808	808
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $89 on 01/03/2006	89	89
	Shares	Value
Investment Companies (0.7%)
American Beacon Fund 1-day yield of 4.19%	34,633	$35
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	328,405	328
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	136,414	136
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	894,313	894
Total Security Lending Collateral (cost: $9,552)		9,552
Total Investment Securities (cost: $195,209)		$195,997

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $9,322.
*  Floating or variable rate note. Rate is listed as of December 31, 2005.

(a)  Principal only security. Holder is entitled to principal cash flows on the underlying pool.

(b)  Interest only security. Holder is entitled to interest payments on the underlying pool.

(c)  Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch above or below A-/A3.

††  Cash collateral for the Repurchase Agreements, valued at $2,383, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $11,894 or 6.1% of the total investments of the Fund.

MASTR  Mortgage Asset Securitization Transactions, Inc.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

AEGON Bond

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $195,209) (including securities loaned of $9,322)	$195,997
Cash	6,308
Receivables:
Shares sold	91
Interest	1,439
203,835
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	33
Management and advisory fees	74
Service fees	2
Administration fees	3
Payable for collateral for securities on loan	9,552
Other	58
9,722
Net Assets	$194,113
Net Assets Consist of:
Capital stock ($.01 par value)	$164
Additional paid-in capital	184,000
Distributable net investment income (loss)	9,257
Accumulated net realized gain (loss) from investment securities	(96)
Net unrealized appreciation (depreciation) on investment securities	788
Net Assets	$194,113
Net Assets by Class:
Initial Class	$185,820
Service Class	8,293
Shares Outstanding:
Initial Class	15,704
Service Class	668
Net Asset Value and Offering Price Per Share:
Initial Class	$11.83
Service Class	12.41

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$10,506
Income from loaned securities–net	10
10,516
Expenses:
Management and advisory fees	945
Printing and shareholder reports	147
Custody fees	74
Administration fees	42
Legal fees	4
Audit fees	17
Trustees fees	7
Service fees:
Service Class	18
Other	5
Total expenses	1,259
Net Investment Income (Loss)	9,257
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	(62)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(4,438)
Net Realized and Unrealized Gain (Loss) on Investment Securities	(4,500)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,757

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

AEGON Bond

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$9,257	$10,781
Net realized gain (loss) from investment securities	(62)	364
Change in unrealized appreciation (depreciation) on investment securities	(4,438)	(783)
	4,757	10,362
Distributions to Shareholders:
From net investment income:
Initial Class	(10,416)	(15,629)
Service Class	(365)	(274)
	(10,781)	(15,903)
From net realized gains:
Initial Class	(384)	(856)
Service Class	(14)	(16)
	(398)	(872)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	15,695	13,530
Service Class	4,928	5,182
	20,623	18,712
Dividends and distributions reinvested:
Initial Class	10,800	16,485
Service Class	379	290
	11,179	16,775
Cost of shares redeemed:
Initial Class	(52,752)	(70,172)
Service Class	(2,244)	(1,156)
	(54,996)	(71,328)
	(23,194)	(35,841)
Net increase (decrease) in net assets	(29,616)	(42,254)
Net Assets:
Beginning of year	223,729	265,983
End of year	$194,113	$223,729
Distributable Net Investment Income (Loss)	$9,257	$10,781

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,292	1,075
Service Class	387	393
	1,679	1,468
Shares issued–reinvested from distributions:
Initial Class	913	1,376
Service Class	30	23
	943	1,399
Shares redeemed:
Initial Class	(4,346)	(5,588)
Service Class	(176)	(89)
	(4,522)	(5,677)
Net increase (decrease) in shares outstanding:
Initial Class	(2,141)	(3,137)
Service Class	241	327
	(1,900)	(2,810)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

12

AEGON Bond

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.23	$0.54	$(0.26)	$0.28	$(0.66)	$(0.02)	$(0.68)	$11.83
	12/31/2004	12.61	0.56	(0.01)	0.55	(0.88)	(0.05)	(0.93)	12.23
	12/31/2003	12.68	0.62	(0.10)	0.52	(0.59)	–	(0.59)	12.61
	12/31/2002	11.96	0.64	0.54	1.18	(0.46)	–	(0.46)	12.68
	12/31/2001	11.14	0.63	0.27	0.90	(0.08)	–	(0.08)	11.96
Service Class	12/31/2005	12.81	0.53	(0.27)	0.26	(0.64)	(0.02)	(0.66)	12.41
	12/31/2004	13.16	0.55	–	0.55	(0.85)	(0.05)	(0.90)	12.81
	12/31/2003	12.97	0.40	(0.17)	0.23	(0.04)	–	(0.04)	13.16

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	2.30%	$185,820	0.59%	0.59%	4.42%	6%
	12/31/2004	4.53	218,258	0.56	0.56	4.52	12
	12/31/2003	4.28	264,668	0.52	0.52	4.88	27
	12/31/2002	9.97	331,734	0.53	0.53	5.21	49
	12/31/2001	8.07	255,940	0.55	0.55	5.42	53
Service Class	12/31/2005	2.07	8,293	0.84	0.84	4.16	6
	12/31/2004	4.31	5,471	0.81	0.81	4.21	12
	12/31/2003	1.78	1,315	0.80	0.80	4.57	27

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  AEGON Bond (the "Fund") share classes commenced operations as follows:

Initial Class – October 2, 1986

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before the advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

13

AEGON Bond

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. AEGON Bond (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuation: Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $4, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's

AEGON/Transamerica Series Trust

Annual Report 2005

14

AEGON Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.45% of the first $750 million of ANA
0.40% of the next $250 million of ANA
0.375% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.70% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $10.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$7,415
U.S. Government	4,011
Proceeds from maturities and sales of securities:
Long-Term	11,156
U.S. Government	24,411

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, capital loss carryforwards.

AEGON/Transamerica Series Trust

Annual Report 2005

15

AEGON Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss/ Carryforward	Available through
$96	December 31, 2013

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$15,903
Long-term Capital Gain	872
2005 Distributions paid from:
Ordinary Income	10,789
Long-term Capital Gain	390

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$9,257
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(96)
Net Unrealized Appreciation (Depreciation)	$788

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$195,209
Unrealized Appreciation	$5,253
Unrealized (Depreciation)	(4,465)
Net Unrealized Appreciation (Depreciation)	$788

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
AEGON Bond

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEGON Bond (the "Fund") (one of the portfolios constituting AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON Bond (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $390 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

17

AEGON Bond

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between AEGON Bond Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and J.P. Morgan Investment Advisors, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance, noting that the Portfolio's performance was above median relative to its peers over the past two-, three- and five-year periods and superior to the benchmark index over the past two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

18

AEGON Bond (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting, and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

19

American Century International

MARKET ENVIRONMENT

Many of the world's equity markets advanced during the period, demonstrating resilience in the face of surging prices for oil and other commodities, a terrorist attack in London, destructive hurricanes and eight interest-rate increases by the U.S. Federal Reserve Board.

In this environment, our investments in a wide variety of companies boosted total return during the fiscal year, with the portfolio benefiting from banks, construction companies, retailers and some of the world's largest oil companies. The gains came despite the movement of the dollar during the period, which reduced our return. Relative to the Morgan Stanley Capital International EAFE Index ("MSCI EAFE"), the portfolio's consumer discretionary sector contributed most to relative performance.

PERFORMANCE

For the year ended December 31, 2005, American Century International, Initial Class returned 12.86%. By comparison its benchmark, the MSCI EAFE, returned 14.02%.

STRATEGY REVIEW

All of the sectors in which we were invested advanced, with financial holdings, the portfolio's heaviest sector stake on average, posting the largest contribution to absolute return. France's Societe Generale and the National Bank of Greece, S.A. ("National Bank of Greece") were among the largest contributors. Societe Generale benefited from increased earnings in its corporate and investment banking division, while the National Bank of Greece reported during the period that net income rose 62% during the first half of 2005 versus the same period a year earlier on strong demand for loans.

Holdings in the insurance and consumer finance industries also benefited the portfolio, with French insurance company AXA and Japan's ORIX Corporation, a global financial services company, among the securities making the largest contributions to the sector's return. The portfolio's financial holdings also outperformed the index.

American Century International's industrials sector made the second-largest contribution to return, and outperformed the MSCI EAFE. Two companies in the construction and engineering industry led the advance: Grupo Ferrovial, S.A., one of Spain's largest construction companies; and VINCI, a French construction company.

American Century International's holdings in the consumer discretionary sector outperformed the MSCI EAFE, making the largest contribution to our relative performance. The portfolio's overweight position in Japanese electronics retailer Yamada Denki Co., Ltd. ("Yamada Denki") led the sector's performance. Yamada Denki, which benefited from strong sales of flat-panel televisions, contributed more than any other security to relative performance, and also contributed most to absolute return.

The consumer discretionary sector, however, also included NEXT plc ("NEXT"), which detracted significantly from the portfolio's relative and absolute performance. One of the largest clothing retailers in the United Kingdom ("U.K."), NEXT declined partly because of a slump in consumer spending in the U.K. That slowdown also impacted U.K. supermarket giant Tesco PLC, which was among the biggest detractors in consumer staples, the sector that hurt our relative performance most.

American Century International's position in the energy sector also contributed to the portfolio's return, and outperformed the MSCI EAFE. Two of the portfolio's largest positions, France's TOTAL S.A. and the U.K.'s BP, p.l.c., both contributed to return during the period. The portfolio's relative performance also benefited from an overweight position in the energy equipment and services industry.

Geographically, investments in France, Italy and Mexico made the largest contributions to relative performance, while those in the U.K., Japan and Austria detracted most versus the index.

Keith Creveling, CFA

Michael Perelstein

Co-Portfolio Managers
American Century Global Investment Management, Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

1

American Century International

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	12.86%	(0.49)%	2.58%	1/2/97
MSCI-EAFE[1]	14.02%	4.94%	6.16%	1/2/97
Service Class	12.42%	–	20.18%	5/1/03

NOTES

1  The Morgan Stanley Capital International – Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

American Century International

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,143.30	1.13%	$6.10
Hypothetical (b)	1,000.00	1,019.51	1.13	5.75
Service Class
Actual	1,000.00	1,140.10	1.38	7.44
Hypothetical (b)	1,000.00	1,018.25	1.38	7.02

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

American Century International

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS ( 91.6%)
Australia (3.3%)
BHP Billiton, Ltd.	255,350	$4,261
Macquarie Infrastructure Group (a)	628,030	1,640
National Australia Bank, Ltd.	85,850	2,040
Rio Tinto, Ltd.	28,180	1,426
Austria (1.0%)
Erste Bank der Oesterreichischen Sparkassen AG	51,006	2,826
Belgium (1.2%)
KBC Groupe (a)	38,300	3,555
Canada (0.8%)
Rogers Communications, Inc.–Class B	57,650	2,430
China (0.7%)
China Construction Bank–Class H ‡	5,653,754	1,969
France (14.7%)
Accor SA	50,140	2,749
AXA	177,302	5,704
Cie Generale D'Optique Essilor International SA	30,780	2,477
Pernod-Ricard	11,570	2,013
PPR SA †	18,660	2,095
Sanofi-Aventis	31,440	2,746
Schneider Electric SA	35,860	3,189
Societe Generale–Class A	31,634	3,879
Technip SA	16,310	978
Total SA	28,470	7,129
Veolia Environnement	90,420	4,080
Vinci SA	34,302	2,941
Vivendi Universal SA	79,430	2,480
Germany (4.7%)
Adidas-Salomon AG	16,270	3,072
BASF AG	27,940	2,134
Continental AG	39,930	3,533
Fresenius Medical Care AG †	27,656	2,905
Hypo Real Estate Holding	36,020	1,869
Greece (3.6%)
Hellenic Telecommunications Organization SA ‡	130,880	2,780
National Bank of Greece SA	109,790	4,656
OPAP SA	85,850	2,948
Ireland (2.6%)
Anglo Irish Bank Corp. PLC	139,926	2,117
Bank of Ireland	141,220	2,216
Ryanair Holdings PLC, ADR ‡†	56,980	3,190

	Shares	Value
Italy (2.5%)
Banco Popolare di Verona e Novara SCRL	146,350	$2,952
ENI-Ente Nazionale Idrocarburi SpA †	87,530	2,420
Luxottica Group SpA	24,010	607
Saipem SpA	79,390	1,299
Japan (21.7%)
Advantest Corp. †	22,400	2,257
Astellas Pharma, Inc.	55,000	2,144
Bank of Yokohama, Ltd. (The)	302,000	2,470
Daikin Industries, Ltd.	83,700	2,447
East Japan Railway Co.	460	3,162
Eisai Co., Ltd.	64,700	2,714
Honda Motor Co., Ltd.	49,900	2,846
Hoya Corp.	87,400	3,141
KDDI Corp.	420	2,421
Keyence Corp.	10,000	2,843
Komatsu, Ltd.	93,000	1,538
Matsushita Electric Industrial Co., Ltd.	208,000	4,011
Mitsubishi Tokyo Financial Group, Inc.	290	3,933
Murata Manufacturing Co., Ltd.	23,900	1,531
NGK Insulators, Ltd.	31,000	461
Nitto Denko Corp.	22,600	1,760
ORIX Corp. (a)	17,100	4,355
Sega Sammy Holdings, Inc.	15,800	529
Shin-Etsu Chemical Co., Ltd.	52,800	2,806
Sumitomo Heavy Industries, Ltd.	192,000	1,611
Taisei Corp. †	705,000	3,197
Toray Industries, Inc.	343,000	2,797
Toshiba Corp.	489,000	2,918
Yamada Denki Co., Ltd.	38,900	4,866
Mexico (1.7%)
America Movil SA de CV–Class L, ADR †	119,645	3,501
Cemex SA de CV, Sponsored ADR †	22,630	1,343
Netherlands (3.2%)
ASML Holding NV ‡†	165,100	3,293
ING Groep NV	87,006	3,008
Royal Numico NV ‡†	73,920	3,051
Norway (1.6%)
Aker Kvaerner ASA ‡	24,748	1,517
Telenor ASA	311,650	3,053
South Korea (1.0%)
Samsung Electronics Co., Ltd.	4,570	2,962
Spain (1.9%)
Cintra Concesiones de Infraestructuras de Transporte SA ‡	117,386	1,353
Grupo Ferrovial SA	34,225	2,363
Inditex SA	58,200	1,892

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

American Century International

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Sweden (1.0%)
ForeningsSparbanken AB	101,490	$2,763
Switzerland (9.3%)
ABB, Ltd. ‡	302,890	2,932
Compagnie Financiere Richemont AG–Class A	78,060	3,390
Credit Suisse Group	52,950	2,694
Lonza Group AG	31,790	1,941
Nestle SA	13,500	4,028
Novartis AG	81,070	4,250
Roche Holding AG-Genusschein	28,514	4,272
Swiss Life Holding	5,370	969
UBS AG	25,094	2,384
United Kingdom (14.1%)
AstraZeneca PLC	100,220	4,870
BG Group PLC	316,480	3,123
BP PLC	629,232	6,691
British American Tobacco PLC	171,130	3,822
Diageo PLC	123,420	1,786
GlaxoSmithKline PLC	274,040	6,915
Man Group PLC	104,060	3,414
Reckitt Benckiser PLC	80,366	2,651
Reed Elsevier PLC	73,340	688
Standard Chartered PLC	150,780	3,354
Tesco PLC	241,270	1,374
Unilever PLC	215,900	2,138
United States (1.0%)
iShares MSCI EAFE Index Fund	50,000	2,973
Total Common Stocks (cost: $217,855)		264,821
	Principal	Value
SECURITY LENDING COLLATERAL ( 8.4%)
Debt (7.2%)
Bank Notes (0.2%)
Bank of America
4.27%, due 01/17/2006 *	$358	$358
4.31%, due 08/10/2006 *	294	294
Certificates of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	226	226
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	320	320
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	128	128
Rabobank Nederland 4.10%, due 05/31/2006 *	320	320

	Principal	Value
Commercial Paper (0.8%)
Fairway Finance–144A 4.31%, due 01/10/2006	$639	$639
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	320	320
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	126	126
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	318	318
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	254	254
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	253	253
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	154	154
Yorktown Capital LLC 4.27%, due 01/05/2006	320	320
Euro Dollar Overnight (1.1%)
Calyon 4.34%, due 01/05/2006	320	320
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	640 608	640 608
Harris Trust & Savings Bank 4.25%, due 01/05/2006	525	525
National Australia Bank 4.16%, due 01/03/2006	654	654
Rabobank Nederland 4.15%, due 01/03/2006	230	230
Wells Fargo 4.27%, due 01/03/2006	320	320
Euro Dollar Terms (2.4%)
Bank of Montreal 4.30%, due 01/19/2006	640	640
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	192 512	192 512
BNP Paribas 4.22%, due 01/24/2006	320	320
Dexia Group 4.25%, due 01/09/2006	320	320
Rabobank Nederland 4.21%, due 01/19/2006	576	576
Royal Bank of Canada 4.25%, due 01/24/2006	448	448
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	960 704	960 704

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

American Century International

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Societe Generale 4.28%, due 01/30/2006	$640	$640
UBS AG 4.26%, due 01/10/2006	640	640
Wells Fargo 4.29%, due 01/30/2006	960	960
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	384 128	384 128
Repurchase Agreements (2.1%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $1,072 on 01/03/2006	1,071	1,071
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $2,557 on 01/03/2006	2,556	2,556
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $17 on 01/03/2006	17	17
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $2,049 on 01/03/2006	2,048	2,048
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $226 on 01/03/2006	226	226

	Shares	Value
Investment Companies (1.2%)
American Beacon Fund 1-day yield of 4.19%	87,749	$88
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	832,066	832
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	345,627	346
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	2,265,885	2,266
Total Security Lending Collateral (cost: $24,201)		24,201
Total Investment Securities (cost: $242,056)		$289,022

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $23,160.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $6,037, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(a)  Passive Foreign Investment Company.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $2,064 or 0.7% of the total investments of the Fund.

ADR  American Depositary Receipt

SCRL  Società Cooperativa a Responsabilità Limitata (Limited Liability Co-operative)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

American Century International

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts in thousands)

	Percentage of Total Investment	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	15.8%	$45,677
Pharmaceuticals	9.6%	27,911
Telecommunications	4.9%	14,185
Petroleum Refining	4.8%	13,820
Instruments & Related Products	4.0%	11,325
Chemicals & Allied Products	3.9%	11,292
Life Insurance	3.3%	9,681
Industrial Machinery & Equipment	3.0%	8,785
Electronic Components & Accessories	2.8%	8,203
Construction	2.6%	7,799
Food & Kindred Products	2.5%	7,079
Oil & Gas Extraction	2.4%	6,842
Rubber & Misc. Plastic Products	2.3%	6,605
Radio & Television Broadcasting	2.3%	6,560
Engineering & Management Services	2.1%	6,129
Metal Mining	2.0%	5,687
Radio, Television & Computer Stores	1.7%	4,866
Business Credit Institutions	1.5%	4,355
Communications Equipment	1.4%	4,011
Tobacco Products	1.3%	3,822
Beer, Wine & Distilled Beverages	1.3%	3,799
Holding & Other Investment Offices	1.2%	3,414
Retail Trade	1.2%	3,390
Air Transportation	1.1%	3,190
Railroads	1.1%	3,162
Investment Companies	1.0%	2,973
Electronic & Other Electric Equipment	1.0%	2,962
Amusement & Recreation Services	1.0%	2,948
Medical Instruments & Supplies	1.0%	2,905
Automotive	1.0%	2,846
Textile Mill Products	1.0%	2,797
Hotels & Other Lodging Places	1.0%	2,749
Wholesale Trade Nondurable Goods	0.7%	2,138
Department Stores	0.7%	2,095
Shoe Stores	0.6%	1,892
Security & Commodity Brokers	0.6%	1,640
Food Stores	0.5%	1,374
Public Administration	0.5%	1,353
Stone, Clay & Glass Products	0.5%	1,343
Printing & Publishing	0.2%	688
Manufacturing Industries	0.2%	529
Investment Securities, at value	91.6%	264,821
Security Lending Collateral	8.4%	24,201
Total Investment Securities	100.0%	$289,022

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

American Century International

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $242,056) (including securities loaned of $23,160)	$289,022
Cash	3,756
Foreign currency (cost: $356)	352
Receivables:
Investment securities sold	593
Shares sold	203
Interest	14
Income from loaned securities	2
Dividends	441
Dividend reclaims receivable	60
294,443
Liabilities:
Investment securities purchased	516
Accounts payable and accrued liabilities:
Shares redeemed	335
Management and advisory fees	208
Service fees	1
Administration fees	4
Payable for collateral for securities on loan	24,201
Other	68
25,333
Net Assets	$269,110
Net Assets Consist of:
Capital stock ($.01 par value)	$308
Additional paid-in capital	203,693
Distributable net investment income (loss)	1,225
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	16,927
Net unrealized appreciation (depreciation) on:
Investment securities	46,966
Translation of assets and liabilites denominated in foreign currencies	(9)
Net Assets	$269,110
Net Assets by Class:
Initial Class	$265,260
Service Class	3,850
Shares Outstanding:
Initial Class	30,323
Service Class	442
Net Asset Value and Offering Price Per Share:
Initial Class	$8.75
Service Class	8.70

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$114
Dividends (net of withholding taxes on foreign dividends of $445)	5,582
Income from loaned securities–net	148
5,844
Expenses:
Management and advisory fees	2,230
Printing and shareholder reports	129
Custody fees	224
Administration fees	49
Legal fees	5
Audit fees	17
Trustees fees	8
Service fees:
Service Class	7
Other	14
Total expenses	2,683
Net Investment Income (Loss)	3,161
Net Realized Gain (Loss) from:
Investment securities	22,256
Foreign currency transactions	(1,210)
21,046
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	6,001
Translation of assets and liabilities denominated in foreign currencies	(12)
5,989
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	27,035
Net Increase (Decrease) in Net Assets Resulting from Operations	$30,196

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

American Century International

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,161	$1,985
Net realized gain (loss) from investment securities and foreign currency transactions	21,046	41,749
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	5,989	(9,333)
	30,196	34,401
Distributions to Shareholders:
From net investment income:
Initial Class	(1,833)	–
Service Class	(22)	–
	(1,855)	–
From net realized gains:
Initial Class	(22,039)	–
Service Class	(299)	–
	(22,338)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	45,897	37,365
Service Class	2,209	3,647
	48,106	41,012
Dividends and distributions reinvested:
Initial Class	23,872	–
Service Class	321	–
	24,193	–
Cost of shares redeemed:
Initial Class	(46,363)	(139,065)
Service Class	(993)	(2,361)
	(47,356)	(141,426)
	24,943	(100,414)
Net increase (decrease) in net assets	30,946	(66,013)
Net Assets:
Beginning of year	238,164	304,177
End of year	$269,110	$238,164
Distributable Net Investment Income (Loss)	$1,225	$359

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	5,451	4,791
Service Class	263	469
	5,714	5,260
Shares issued–reinvested from distributions:
Initial Class	2,961	–
Service Class	40	–
	3,001	–
Shares redeemed:
Initial Class	(5,480)	(17,761)
Service Class	(119)	(297)
	(5,599)	(18,058)
Net increase (decrease) in shares outstanding:
Initial Class	2,932	(12,970)
Service Class	184	172
	3,116	(12,798)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

American Century International

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$8.61	$0.11	$0.92	$1.03	$(0.07)	$(0.82)	$(0.89)	$8.75
	12/31/2004	7.53	0.05	1.03	1.08	–	–	–	8.61
	12/31/2003	6.01	0.04	1.48	1.52	–	–	–	7.53
	12/31/2002	7.65	0.01	(1.63)	(1.62)	(0.02)	–	(0.02)	6.01
	12/31/2001	10.34	0.07	(2.45)	(2.38)	(0.28)	(0.03)	(0.31)	7.65
Service Class	12/31/2005	8.59	0.08	0.91	0.99	(0.06)	(0.82)	(0.88)	8.70
	12/31/2004	7.52	0.03	1.04	1.07	–	–	–	8.59
	12/31/2003	5.91	(0.02)	1.63	1.61	–	–	–	7.52

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)		Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2005	12.86%	$265,260	1.10%		1.10%		1.30%	103%
	12/31/2004	14.34	235,949	1.09		1.09		0.70	125
	12/31/2003	25.29	303,527	1.14	(h)	1.14	(h)	0.58	219
	12/31/2002	(21.18)	107,761	1.49		1.78		0.23	261
	12/31/2001	(23.44)	29,985	1.20		1.63		0.78	154
Service Class	12/31/2005	12.42	3,850	1.35		1.35		0.97	103
	12/31/2004	14.23	2,215	1.35		1.35		0.40	125
	12/31/2003	27.24	650	1.39		1.39		(0.51)	219

NOTES TO FINANCIAL HIGHLIGHTS

(a)    Per share information is calculated based on average number of shares outstanding.

(b)  American Century International (the "Fund") share classes commenced operations as follows:

Initial Class – January 2, 1997
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

American Century International

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. American Century International (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $63, earned by IBT for its services.

AEGON/Transamerica Series Trust

Annual Report 2005

11

American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at December 31, 2005.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.925% of the first $250 million of ANA
0.90% of the next $250 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion*

* The ANA will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.125% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

AEGON/Transamerica Series Trust

Annual Report 2005

12

American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $13.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2005, were $25.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$249,684
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	245,126
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, passive foreign investment companies and post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(440)
Accumulated net realized gain (loss) from investment securities	440

The capital loss carryforward utilized during the year ended December 31, 2005 was $4,346.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	7,361
Long-term Capital Gain	16,832

AEGON/Transamerica Series Trust

Annual Report 2005

13

American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$4,830
Undistributed Long-term Capital Gain	$16,885
Post October Capital Loss Deferral	$(233)
Post October Currency Loss Deferral	$(220)
Net Unrealized Appreciation (Depreciation)	$43,847 *

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$245,166
Unrealized Appreciation	$44,133
Unrealized (Depreciation)	(277)
Net Unrealized Appreciation (Depreciation)	$43,856

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
American Century International

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century International (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

American Century International (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $16,832 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

15

American Century International

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between American Century International Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and American Century Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.
The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance. While the Board expressed concerns about the Portfolio's underperformance relative to its peers, it also noted that the Portfolio's recent performance had improved. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

16

American Century International (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft-dollar" arrangements are consistent with applicable law and "best execution" requirements. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

17

American Century Large Company Value

MARKET ENVIRONMENT

Equity investors faced numerous headwinds during the months covered by this report, a year marked by concern about the effects of soaring oil prices, destructive hurricanes, climbing interest rates and corporate profit growth. Volatility prevailed, and the three major stock market indices alternately moved higher only to surrender gains and fall back into troughs. Ultimately, the equities market demonstrated resilience, and stocks recorded modest gains for the year.

In that environment, American Century Large Company Value received positive absolute contributions from eight of the ten sectors in which it was invested.

PERFORMANCE

For the year ended December 31, 2005, American Century Large Company Value, Initial Class returned 4.15%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index and the Russell 1000 Value Index returned 4.91% and 7.05%, respectively.

STRATEGY REVIEW

Our interest in the energy sector, a position devoted entirely to oil and gas firms, contributed the most to performance during the year. Soaring oil prices, which reached new record highs, underpinned gains for companies across the industry, and each of our holdings advanced. Major integrated energy firms ConocoPhillips Company, Exxon Mobil Corporation, Chevron Corporation, and Royal Dutch Shell plc all ranked high among the contributors.

Still, many of the strongest performers in the sector did not meet our value criteria. For example, energy equipment and services companies recorded powerful gains, but were too richly valued by our standards to merit inclusion in the portfolio. Consequently, our smaller exposure to the energy sector as a whole, combined with weak security selection, contributed to our overall underperformance versus our benchmarks. The financials sector, on average our largest single stake, also made significant contribution to absolute performance during the period. Insurance companies paced gains, producing two top contributors in Loews Corporation and The Hartford Financial Services Group, Inc. ("Hartford). In April, Hartford, one of the nation's largest financial services and insurance companies, recorded its most profitable quarter ever driven by strength in its property and casualty insurance segment. The next quarter, the firm reported a 96% increase in quarterly income in the same segment, a gain accomplished despite a difficult pricing environment and driven by higher income from its investment portfolio and lower springtime catastrophe losses.

Elsewhere, investments in the information technology sector produced the portfolio's top stock. During the period, Hewlett-Packard Company announced four consecutive quarters of increased revenues, and reports that the company had emerged as the global leader in the server business further supported the stock's climb.

Consumer staples stocks also provided a lift for the portfolio, led by food and tobacco conglomerate Altria Group, Inc. Drug-store chain CVS Corporation also fared well after consistently reporting sales and earnings growth driven by its acquisition of Eckerd pharmacies. We sold the position as that price strength caused the stock to exceed our valuation criteria.

Despite those successes, we encountered difficulty in the consumer discretionary area, the top sector-level detractor. During the year, we owned and sold both General Motors Corporation ("GM") and Toyota Motor Corporation ("Toyota"), and each had a different impact on performance. As GM's structural challenges intensified, this once-compelling opportunity became a detractor as negative sentiment hurt the stock price. We eliminated the position and avoided further losses. Conversely, Toyota stock climbed in line with its earnings. We sold into that strength and captured performance, a factor that helped us offset the downdraft from GM.

Another holding that disappointed was mortgage lender Freddie Mac. For much of the period, the stock struggled amid proposed legislation for increased regulation of government-sponsored enterprises ("GSEs"). We continue to have confidence in this firm's long-term prospects and have maintained our position.

Mark Mallon, CFA

Charles A. Ritter, CFA

Brendon Healy, CFA

Co-Portfolio Managers
American Century Investment Management, Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

1

American Century Large Company Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	4.15%	3.37%	5/1/01
S&P 500[1]	4.91%	1.69%	5/1/01
Russell 1000 Value[1]	7.05%	5.95%	5/1/01
Service Class	3.83%	15.44%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

American Century Large Company Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,044.30	0.91%	$4.69
Hypothetical (b)	1,000.00	1,020.62	0.91	4.63
Service Class
Actual	1,000.00	1,042.10	1.17	6.02
Hypothetical (b)	1,000.00	1,019.31	1.17	5.96

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

American Century Large Company Value

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.2%)
Aerospace (0.7%)
Northrop Grumman Corp.	14,800	$890
Apparel & Accessory Stores (0.5%)
Gap (The), Inc.	37,000	653
Apparel Products (1.3%)
Liz Claiborne, Inc.	21,900	784
V.F. Corp.	13,900	769
Automotive (0.4%)
Lear Corp. †	15,600	444
Beverages (2.2%)
Coca-Cola Co. (The)	26,900	1,084
Molson Coors Brewing Co.–Class B	9,800	656
Pepsi Bottling Group, Inc.	33,700	964
Business Credit Institutions (3.2%)
Freddie Mac	60,300	3,941
Chemicals & Allied Products (2.1%)
Avon Products, Inc.	10,800	309
du Pont (E.I.) de Nemours & Co.	23,700	1,007
PPG Industries, Inc.	22,000	1,274
Commercial Banks (17.7%)
Bank of America Corp. †	87,200	4,024
Bank of New York Co., Inc. (The)	34,600	1,102
Citigroup, Inc.	118,700	5,760
JP Morgan Chase & Co.	78,200	3,104
National City Corp.	16,500	554
PNC Financial Services Group, Inc.	15,300	946
US Bancorp	57,700	1,725
Wachovia Corp.	38,200	2,019
Wells Fargo & Co.	41,600	2,614
Communication (0.6%)
Viacom, Inc.–Class B ‡	24,300	792
Communications Equipment (0.2%)
Avaya, Inc. ‡	26,200	280
Computer & Data Processing Services (3.4%)
Computer Sciences Corp. ‡	12,400	628
Fiserv, Inc. ‡	19,100	826
Microsoft Corp.	77,400	2,024
Oracle Corp. ‡	58,000	708
Computer & Office Equipment (3.0%)
Hewlett-Packard Co.	72,200	2,067
International Business Machines Corp.	20,000	1,644
Electric Services (1.2%)
PPL Corp.	51,600	1,517

	Shares	Value
Electric, Gas & Sanitary Services (2.1%)
Exelon Corp.	35,600	$1,892
NiSource, Inc.	36,400	759
Electronic & Other Electric Equipment (1.2%)
General Electric Co.	42,400	1,486
Electronic Components & Accessories (1.9%)
Intel Corp.	38,400	958
Tyco International, Ltd.	46,700	1,348
Environmental Services (0.7%)
Waste Management, Inc.	29,300	889
Fabricated Metal Products (0.7%)
Parker Hannifin Corp.	12,700	838
Finance (1.3%)
SPDR Trust Series 1 †	13,400	1,667
Food & Kindred Products (3.6%)
Altria Group, Inc.	23,900	1,786
HJ Heinz Co.	26,300	887
Sara Lee Corp.	37,100	701
Unilever NV-NY Shares	16,500	1,133
Food Stores (0.9%)
Kroger Co. ‡	58,100	1,097
Health Services (0.5%)
HCA, Inc.	12,700	641
Industrial Machinery & Equipment (2.3%)
Deere & Co.	13,400	913
Dover Corp.	21,200	858
Ingersoll-Rand Co.–Class A	26,800	1,082
Instruments & Related Products (0.7%)
Xerox Corp. ‡	60,700	889
Insurance (4.0%)
Allstate Corp. (The)	28,400	1,536
American International Group, Inc.	26,200	1,788
Loews Corp.	10,100	958
MGIC Investment Corp. †	9,700	638
Insurance Agents, Brokers & Service (1.8%)
Hartford Financial Services Group, Inc. (The)	17,500	1,503
Marsh & McLennan Cos., Inc.	21,800	692
Life Insurance (0.8%)
Torchmark Corp.	17,000	945
Lumber & Wood Products (1.3%)
Weyerhaeuser Co.	24,300	1,612
Motion Pictures (1.7%)
Time Warner, Inc. †	116,900	2,039

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Oil & Gas Extraction (3.2%)
Anadarko Petroleum Corp.	3,200	$303
Devon Energy Corp.	4,700	294
Royal Dutch Shell PLC–Class A, ADR	53,700	3,302
Petroleum Refining (8.5%)
Chevron Corp.	47,500	2,697
ConocoPhillips	45,200	2,630
Exxon Mobil Corp.	91,800	5,156
Pharmaceuticals (6.3%)
Abbott Laboratories	40,900	1,613
Bristol-Myers Squibb Co.	13,300	306
Johnson & Johnson	26,500	1,593
Merck & Co., Inc.	23,100	735
Pfizer, Inc.	86,000	2,005
Wyeth	33,900	1,562
Primary Metal Industries (1.3%)
Alcoa, Inc.	37,800	1,118
Nucor Corp.	7,500	500
Printing & Publishing (1.7%)
Gannett Co., Inc.	21,900	1,326
RR Donnelley & Sons Co.	22,600	773
Railroads (0.2%)
Norfolk Southern Corp.	6,800	305
Restaurants (1.2%)
McDonald's Corp.	44,000	1,484
Rubber & Misc. Plastic Products (0.6%)
Newell Rubbermaid, Inc.	33,000	785
Savings Institutions (1.4%)
Washington Mutual, Inc.	39,900	1,736
Security & Commodity Brokers (2.9%)
Merrill Lynch & Co., Inc.	26,200	1,775
Morgan Stanley	32,300	1,833
Telecommunications (4.5%)
AT&T, Inc.	78,900	1,932
BellSouth Corp.	48,300	1,309
Sprint Nextel Corp.	41,400	967
Verizon Communications, Inc.	44,300	1,334
Variety Stores (1.4%)
Dollar General Corp.	38,900	742
Wal-Mart Stores, Inc.	20,100	941
Total Common Stocks (cost: $113,810)		117,700

	Principal	Value
SECURITY LENDING COLLATERAL (4.8%)
Debt (4.1%)
Bank Notes (0.1%)
Bank of America
4.27%, due 01/17/2006 *	$88	$88
4.31%, due 08/10/2006 *	73	73
Certificates Of Deposit (0.2%)
Barclays 4.31%, due 01/17/2006 *	56	56
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	79	79
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	32	32
Rabobank Nederland 4.10%, due 05/31/2006 *	79	79
Commercial Paper (0.5%)
Fairway Finance-144A 4.31%, due 01/10/2006	158	158
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	79	79
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	31	31
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	78	78
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	63	63
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	62	62
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	38	38
Yorktown Capital LLC 4.27%, due 01/05/2006	79	79
Euro Dollar Overnight (0.6%)
Calyon 4.34%, due 01/05/2006	79	79
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	158 150	158 150
Harris Trust & Savings Bank 4.25%, due 01/05/2006	129	129
National Australia Bank 4.16%, due 01/03/2006	161	161
Rabobank Nederland 4.15%, due 01/03/2006	57	57
Wells Fargo 4.27%, due 01/03/2006	79	79

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (1.4%)
Bank of Montreal 4.30%, due 01/19/2006	$158	$158
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	47 126	47 126
BNP Paribas 4.22%, due 01/24/2006	79	79
Dexia Group 4.25%, due 01/09/2006	79	79
Rabobank Nederland 4.21%, due 01/19/2006	142	142
Royal Bank of Canada 4.25%, due 01/24/2006	110	110
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	237 174	237 174
Societe Generale 4.28%, due 01/30/2006	158	158
UBS AG 4.26%, due 01/10/2006	158	158
Wells Fargo 4.29%, due 01/30/2006	237	237
Promissory Notes (0.1%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	95 32	95 32
Repurchase Agreements (1.2%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $264 on 01/03/2006	264	264

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $631 on 01/03/2006	$631	$631
Lehman Brothers, Inc. 4.29% dated 12/30/2005 to be repurchased at $4 on 01/03/2006	4	4
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $506 on 01/03/2006	505	505
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $56 on 01/03/2006	56	56
	Shares	Value
Investment Companies (0.7%)
American Beacon Fund 1-day yield of 4.19%	21,651	$22
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	205,305	205
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	85,281	85
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	559,088	559
Total Security Lending Collateral (cost: $5,971)		5,971
Total Investment Securities (cost: $119,781)		$123,671

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $5,786.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $1,490, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $509 or 0.4% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

American Century Large Company Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $119,781) (including securities loaned of $5,786)	$123,671
Cash	4,840
Receivables:
Investment securities sold	185
Shares sold	3
Interest	21
Dividends	207
128,927
Liabilities:
Investment securities purchased	292
Accounts payable and accrued liabilities:
Shares redeemed	15
Management and advisory fees	111
Administration fees	3
Payable for collateral for securities on loan	5,971
Other	16
6,408
Net Assets	$122,519
Net Assets Consist of:
Capital stock ($.01 par value)	$111
Additional paid-in capital	101,836
Distributable net investment income (loss)	3,020
Accumulated net realized gain (loss) from investment securities and futures contracts	13,662
Net unrealized appreciation (depreciation) on investment securities	3,890
Net Assets	$122,519
Net Assets by Class:
Initial Class	$120,738
Service Class	1,781
Shares Outstanding:
Initial Class	10,970
Service Class	162
Net Asset Value and Offering Price Per Share:
Initial Class	$11.01
Service Class	11.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$110
Dividends (net of withholding taxes on foreign dividends of $50)	4,567
Income from loaned securities–net	35
4,712
Expenses:
Management and advisory fees	1,583
Printing and shareholder reports	11
Custody fees	28
Administration fees	37
Legal fees	3
Audit fees	14
Trustees fees	6
Service fees:
Service Class	4
Other	5
Total expenses	1,691
Net Investment Income (Loss)	3,021
Net Realized Gain (Loss) from:
Investment securities	14,101
Futures contracts	(60)
14,041
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(8,807)
Net Realized and Unrealized Gain (Loss) on Investment Securities	5,234
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,255

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

American Century Large Company Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,021	$1,292
Net realized gain (loss) from investment securities and futures contracts	14,041	8,353
Change in unrealized appreciation (depreciation) on investment securities	(8,807)	3,794
	8,255	13,439
Distributions to Shareholders:
From net investment income:
Initial Class	(1,279)	(623)
Service Class	(9)	(6)
	(1,288)	(629)
From net realized gains:
Initial Class	(7,228)	–
Service Class	(60)	–
	(7,288)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	20,226	125,897
Service Class	668	1,856
	20,894	127,753
Dividends and distributions reinvested:
Initial Class	8,507	623
Service Class	69	6
	8,576	629
Cost of shares redeemed:
Initial Class	(93,139)	(13,722)
Service Class	(883)	(205)
	(94,022)	(13,927)
	(64,552)	114,455
Net increase (decrease) in net assets	(64,873)	127,265
Net Assets:
Beginning of year	187,392	60,127
End of year	$122,519	$187,392
Distributable Net Investment Income (Loss)	$3,020	$1,287

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,853	11,948
Service Class	61	180
	1,914	12,128
Shares issued–reinvested from distributions:
Initial Class	794	64
Service Class	7	1
	801	65
Shares redeemed:
Initial Class	(8,442)	(1,361)
Service Class	(82)	(20)
	(8,524)	(1,381)
Net increase (decrease) in shares outstanding:
Initial Class	(5,795)	10,651
Service Class	(14)	161
	(5,809)	10,812

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

American Century Large Company Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$11.06	$0.18	$0.26	$0.44	$(0.07)	$(0.42)	$(0.49)	$11.01
	12/31/2004	9.81	0.17	1.18	1.35	(0.10)	–	(0.10)	11.06
	12/31/2003	7.64	0.12	2.08	2.20	(0.03)	–	(0.03)	9.81
	12/31/2002	9.48	0.06	(1.90)	(1.84)	–	–	–	7.64
	12/31/2001	10.00	0.03	(0.55)	(0.52)	–	–	–	9.48
Service Class	12/31/2005	11.07	0.15	0.26	0.41	(0.06)	(0.42)	(0.48)	11.00
	12/31/2004	9.82	0.17	1.16	1.33	(0.08)	–	(0.08)	11.07
	12/31/2003	7.90	0.08	1.85	1.93	(0.01)	–	(0.01)	9.82

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	4.15%	$120,738	0.91%	0.91%	1.62%	26%
	12/31/2004	13.91	185,445	0.97	0.97	1.67	86
	12/31/2003	28.79	59,978	1.08	1.08	1.41	62
	12/31/2002	(19.38)	34,898	1.40	1.54	0.76	94
	12/31/2001	(5.20)	6,785	1.40	5.95	0.50	47
Service Class	12/31/2005	3.83	1,781	1.16	1.16	1.36	26
	12/31/2004	13.61	1,947	1.22	1.22	1.66	86
	12/31/2003	24.40	149	1.31	1.31	1.39	62

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  American Century Large Company Value (the "Fund") share classes commenced operations as follows:

Initial Class – May 1, 2001
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. American Century Large Company Value (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $15, earned by IBT for its services.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

There were no open futures contracts at December 31, 2005.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

AEGON/Transamerica Series Trust

Annual Report 2005

10

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$2,172	1.77%
Asset Allocation–Moderate Portfolio	60,262	49.19%
Total	$62,434	50.96%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $250 million of ANA
0.80% of the next $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of ANA over $750 million*

*  The ANA will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each

AEGON/Transamerica Series Trust

Annual Report 2005

11

American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the plan amounted, as of December 31, 2005, to $6.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$47,042
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	113,030
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$629
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	5,059
Long-term Capital Gain	3,517

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$7,003
Undistributed Long-term Capital Gain	$9,797
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$3,772

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$119,899
Unrealized Appreciation	$6,864
Unrealized (Depreciation)	(3,092)
Net Unrealized Appreciation (Depreciation)	$3,772

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
American Century Large Company Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century Large Company Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

American Century Large Company Value (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $3,517 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

13

American Century Large Company Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between American Century Large Company Value Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and American Century Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior investment performance, noting that the Portfolio's performance was above median relative to its peers over the past one-, two- and three-year periods, and superior to the benchmark index over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. The Trustees noted that although the management fees and overall expense ratio of the Portfolio are relatively high compared to its peers, the Portfolio's performance had remained strong. Therefore, on the basis of its review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

14

American Century Large Company Value (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft-dollar" arrangements are consistent with applicable law and "best execution" requirements. In addition, the Trustees determined that the administration, fund accounting, and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Asset Allocation–Conservative Portfolio

MARKET ENVIRONMENT

The past twelve months were a volatile period in the stock market, but ended with solid overall gains. Stocks spent the early part of 2005 falling, reversing the strong gains of 2004's post-election rally. After hitting bottom around May 2005, most stock indexes posted good gains through the end of November. Large cap stocks lagged the riskier parts of the market. Over the twelve month period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 4.91%, while the Standard and Poor's 400 MidCap Index more than doubled that with a 12.55% gain. International stocks rose even more, with the Morgan Stanley Capital International EAFE Index ("MSCI EAFE") up 14.02% in dollar terms. Value stocks did better than growth early in the year, but growth outperformed over the past six months.

Driving the markets swings was uncertainty about the economy. Fear that the Federal Reserve Board ("Fed") had clamped down too hard stunted performance early in 2005, compounded by worries about Hurricane Katrina later in the year. After all was said and done, though, the economy continued to chug along nicely, as evidenced by continued consumer strength, solid corporate earnings, and continuing productivity growth.

Short-term interest rates rose dramatically over the year, as the Fed continued hiking rates in 25 basis point doses to forestall inflation. Nevertheless, longer term rates were little changed, leading to a modest 2.43% gain in the Lehman Brothers Aggregate Bond Index ("LBAB") for the year. According to our records, bonds with significant credit risk performed better overall, with the average emerging-markets bond fund up more than 11%, and convertible bond funds up more than 3%.

PERFORMANCE

For the year ended December 31, 2005, Asset Allocation – Conservative Portfolio, Initial Class returned 5.18%. By comparison, its primary and secondary benchmarks, the LBAB and the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000"), returned 2.43% and 6.32%, respectively.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across global equity markets, including small- and mid-cap stocks, which were key sources of the portfolio's strong relative performance. The portfolio was up 5.18% over the trailing twelve months, landing in the top quintile of Morningstar's Conservative Allocation category.

Which individual holdings had the greatest positive impact on performance?

TA IDEX Evergreen International Small Cap, which was a 1.5% holding for most of the year, had strong gains in 2005, boosted by the rally in emerging markets stocks. TA IDEX Marsico International Growth easily beat its MSCI EAFE benchmark, and was the portfolio's biggest international equity holding. However, a trio of outstanding domestic equity funds drove most of the strong performance: Third Avenue Value, Transamerica Equity and Transamerica Growth Opportunities. Together these funds accounted for almost 8% of assets at the beginning of the year, and more than 12% of assets by year end. Not only did these funds perform well on an absolute basis, they were each standouts on a relative basis as well.

Which individual holdings had the greatest negative impact on performance?

At the start of the year the portfolio's largest holding was MFS High Yield, with more than 17% of assets. This fund landed near the bottom quartile of the high-yield category, underperforming the average high-yield fund by 70 basis points.

The worst performing equity fund in the portfolio was Great Companies – Technology, which underperformed for the year, as its blue chip technology stocks lagged the riskier parts of the market. This fund accounted for around 2% of assets over the year, though, so its effect on performance was limited.

Which sectors/industries had the greatest impact on
performance?

The portfolio started the year with 2% of assets in Clarion Global Real Estate Securities ("Clarion"), which primarily owns real estate investment trusts ("REITs"). The real estate sector was a volatile sector over the year, but the Clarion fund ended the year with solid gains. Over the course of the year the fund expanded its mandate to become a global real estate fund, and as a result of its improved diversification potential, Morningstar Associates raised the fund's exposure to 3% of assets.

Which countries had the greatest impact on performance?

Because of the limited international choices over the course of the year, the portfolio's foreign exposure was generally below its target level. The largest international exposure of the portfolio was to the eurozone. But the best performing country represented in the portfolio was Japan, particularly the mid- and small-cap Japanese exposure in TA IDEX Evergreen International Small Cap.

Todd Porter, CFA

Portfolio Manager
Morningstar Associates, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

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Asset Allocation–Conservative Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	5.18%	7.17%	5/1/02
LBAB[1]	2.43%	5.15%	5/1/02
DJ Wilshire 5000[1]	6.32%	7.39%	5/1/02
Service Class	5.01%	11.72%	5/1/03

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index and the Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Asset Allocation–Conservative Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2005, was 0.84%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,046.60	0.15%	$0.77
Hypothetical (b)	1,000.00	1,024.45	0.15	0.77
Service Class
Actual	1,000.00	1,045.70	0.40	2.06
Hypothetical (b)	1,000.00	1,023.19	0.40	2.04

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At December 31, 2005

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Asset Allocation–Conservative Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Aggressive Equity (11.8%)
T. Rowe Price Small Cap, Initial Class Ø	456,190	$5,055
TA IDEX T. Rowe Price Health Sciences, Class I @	2,131,263	26,961
Third Avenue Value, Initial Class Ø	1,535,169	37,182
Transamerica Growth Opportunities, Initial Class Ø	760,696	11,935
Capital Preservation (0.0%)
Transamerica Money Market, Initial Class Ø	35,156	35
Fixed–Income (42.6%)
MFS High Yield, Initial Class Ø	2,878,645	27,693
PIMCO Total Return, Initial Class Ø	4,966,197	54,181
TA IDEX PIMCO Real Return TIPS, Class I @	6,104,344	62,325
TA IDEX Transamerica Flexible Income, Class I @	3,500,334	33,008
TA IDEX Transamerica High-Yield Bond, Class I @	2,511,291	22,828
TA IDEX Transamerica Short Term Bond, Class I @	7,305,980	71,599
Transamerica Convertible Securities, Initial Class Ø	1,905,445	21,341
Transamerica U.S. Government Securities, Initial Class Ø	49,189	587
Foreign Fixed-Income (6.2%)
TA IDEX J.P. Morgan International Bond, Class I @	1,507,564	15,347
TA IDEX Van Kampen Emerging Markets Debt, Class I @	2,590,158	27,533

	Shares	Value
Growth Equity (28.1%)
American Century Large Company Value, Initial Class Ø	197,233	$2,172
Federated Growth & Income, Initial Class Ø	3,618,552	59,779
Janus Growth, Initial Class Ø‡	389,327	14,935
JP Morgan Mid Cap Value, Initial Class Ø	1,074,713	17,077
Marsico Growth, Initial Class Ø	104,582	1,081
T. Rowe Price Equity Income, Initial Class Ø	1,390,972	27,986
T. Rowe Price Growth Stock, Initial Class Ø	22,908	523
TA IDEX Great Companies–AmericaSM, Class I @‡	959,310	9,766
TA IDEX UBS Large Cap Value, Class I @	2,379,169	26,575
Transamerica Equity, Initial Class Ø	1,427,345	34,071
Specialty–Real Estate (3.2%)
Clarion Global Real Estate Securities, Initial Class Ø	1,097,758	21,703
World Equity (8.1%)
TA IDEX AllianceBernstein International Value, Class I @	981,476	9,933
TA IDEX Evergreen International Small Cap, Class I @	833,904	11,516
TA IDEX Marsico International Growth, Class I @	1,307,667	16,071
TA IDEX Neuberger Berman International, Class I @	1,484,635	15,054
TA IDEX Oppenheimer Developing Markets, Class I @	321,043	3,271
Total Investment Companies (cost: $655,476)		$689,123

NOTES TO SCHEDULE OF INVESTMENTS:

Ø  This portfolio is part of AEGON/Transamerica Series Trust, and is an affiliate of the Fund.

@  This portfolio is part of Transamerica IDEX Mutual Funds and is an affiliate of the Fund.

‡  Non-income producing.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Asset Allocation–Conservative Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $655,476)	$689,123
Receivables:
Shares sold	827
689,950
Liabilities:
Investment securities purchased	387
Accounts payable and accrued liabilities:
Shares redeemed	440
Management and advisory fees	58
Service fees	36
Administration fees	12
Other	40
973
Net Assets	$688,977
Net Assets Consist of:
Capital stock ($.01 par value)	$603
Additional paid-in capital	592,426
Distributable net investment income (loss)	25,742
Accumulated net realized gain (loss) from investment in affiliated investment companies	36,559
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	33,647
Net Assets	$688,977
Net Assets by Class:
Initial Class	$516,376
Service Class	172,601
Shares Outstanding:
Initial Class	45,165
Service Class	15,127
Net Asset Value and Offering Price Per Share:
Initial Class	$11.43
Service Class	11.41

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$26,980
Expenses:
Management and advisory fees	642
Printing and shareholder reports	41
Custody fees	41
Administration fees	128
Legal fees	11
Audit fees	14
Trustees fees	21
Registration fees	9
Service fees:
Service Class	316
Other	16
Total expenses	1,239
Net Investment Income (Loss)	25,741
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	25,829
Realized gain distributions from investment in affiliated investment companies	10,997
36,826
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	(27,687)
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	9,139
Net Increase (Decrease) in Net Assets Resulting from Operations	$34,880

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Asset Allocation–Conservative Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$25,741	$11,287
Net realized gain (loss) from investment in affiliated investment companies	36,826	54,521
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	(27,687)	(13,000)
	34,880	52,808
Distributions to Shareholders:
From net investment income:
Initial Class	(14,023)	(1,584)
Service Class	(3,667)	(42)
	(17,690)	(1,626)
From net realized gains:
Initial Class	(37,739)	(6,397)
Service Class	(10,183)	(691)
	(47,922)	(7,088)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	102,240	133,461
Service Class	100,163	70,277
	202,403	203,738
Proceeds from fund acquisition:
Initial Class	4,365	–
	4,365	–
Dividends and distributions reinvested:
Initial Class	51,762	7,980
Service Class	13,850	734
	65,612	8,714
Cost of shares redeemed:
Initial Class	(128,976)	(122,685)
Service Class	(19,868)	(6,428)
	(148,844)	(129,113)
	123,536	83,339
Net increase (decrease) in net assets	92,804	127,433
Net Assets:
Beginning of year	596,173	468,740
End of year	$688,977	$596,173
Distributable Net Investment Income (Loss)	$25,742	$17,691

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	8,704	11,804
Service Class	8,550	6,168
	17,254	17,972
Shares issued on fund acquisition:
Initial Class	394	–
	394	–
Shares issued–reinvested from distributions:
Initial Class	4,664	733
Service Class	1,249	67
	5,913	800
Shares redeemed:
Initial Class	(11,108)	(10,699)
Service Class	(1,693)	(562)
	(12,801)	(11,261)
Net increase (decrease) in shares outstanding:
Initial Class	2,654	1,838
Service Class	8,106	5,673
	10,760	7,511

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Asset Allocation–Conservative Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.04	$0.47	$0.12	$0.59	$(0.32)	$(0.88)	$(1.20)	$11.43
	12/31/2004	11.16	0.24	0.82	1.06	(0.03)	(0.15)	(0.18)	12.04
	12/31/2003	9.09	0.04	2.04	2.08	(0.01)	–	(0.01)	11.16
	12/31/2002	10.00	0.06	(0.97)	(0.91)	–	–	–	9.09
Service Class	12/31/2005	12.03	0.47	0.10	0.57	(0.31)	(0.88)	(1.19)	11.41
	12/31/2004	11.15	0.25	0.79	1.04	(0.01)	(0.15)	(0.16)	12.03
	12/31/2003	9.53	–	1.62	1.62	–	–	–	11.15

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)(i)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)(h)	Rate (g)
Initial Class	12/31/2005	5.18%	$516,376	0.14%	0.14%	4.01%	40%
	12/31/2004	9.71	511,683	0.14	0.14	2.10	53
	12/31/2003	22.91	453,710	0.13	0.13	0.45	24
	12/31/2002	(9.10)	169,834	0.19	0.19	1.07	28
Service Class	12/31/2005	5.01	172,601	0.39	0.39	4.03	40
	12/31/2004	9.45	84,490	0.39	0.39	2.19	53
	12/31/2003	17.00	15,030	0.38	0.38	0.03	24

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Asset Allocation–Conservative Portfolio (the"Fund") share classes commenced operations as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation – Conservative Portfolio (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On November 2, 2005, the Fund acquired all of the net assets of the Select+ Conservative Fund pursuant to a plan of reorganization. Asset Allocation – Conservative Portfolio is the accounting survivor. The acquisition was accomplished by a tax free exchange of 394 shares of the Fund's Initial Class for 393 shares of the Select+ Conservative Fund outstanding on November 1, 2005. The Select+ Conservative Fund's net assets at that date, $4,365, including $261 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Asset Allocation – Conservative Portfolio immediately before the acquisition were $671,658, the combined net assets of the Fund immediately after the acquisition were $676,023.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management , LLC and Great Companies, LLC are both affiliates of the Fund and are sub-advisers to other funds within ATST.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.10% of ANA

AEGON/Transamerica Series Trust

Annual Report 2005

8

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $34.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$346,141
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	255,653
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$6,620
Long-term Capital Gain	2,094
2005 Distributions paid from:
Ordinary Income	19,374
Long-term Capital Gain	46,238

AEGON/Transamerica Series Trust

Annual Report 2005

9

Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$25,942
Undistributed Long-term Capital Gain	$36,534
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$33,472

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$655,651
Unrealized Appreciation	$38,954
Unrealized (Depreciation)	(5,482)
Net Unrealized Appreciation (Depreciation)	$33,472

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Asset Allocation – Conservative Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation – Conservative Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Asset Allocation–Conservative Portfolio (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $46,238 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Asset Allocation–Conservative Portfolio

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Asset Allocation – Conservative Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Portfolio Construction Manager generally had achieved competitive investment performance, noting that the performance of the Portfolio has been below median relative to its peers over the past one-year period, but has been above median relative to its peers over the past three-year period, and competitive to the benchmark index over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. However, the Board noted that the profitability data provided to the Board is based on a prior fee arrangement which has been changed following negotiations between TFAI and the Portfolio Construction Manager pursuant to which the Portfolio Construction Manager agreed to assume additional responsibilities in managing the Portfolio as a sub-adviser, rather than as a consultant, and the Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio while TFAI gets compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data from Lipper that compared the Portfolio's management fees, and other fees and expenses (including total expenses including and excluding 12b-1 distribution

AEGON/Transamerica Series Trust

Annual Report 2005

12

Asset Allocation–Conservative Portfolio (continued)

and service fees). Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite TFAI's efforts to negotiate such breakpoints with the Portfolio Construction Manager (the Board instructed TFAI to continue to try to negotiate breakpoints for the Portfolio in the future). However, the Board also noted that, based on the information provided by TFAI, the Portfolio's investments in underlying portfolios have permitted the realization of breakpoints (or lower breakpoints) at the underlying portfolio level which, indirectly, benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the one- and three-year performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board also concluded that the Portfolio's management fee appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Asset Allocation–Growth Portfolio

MARKET ENVIRONMENT

The past twelve months were a volatile period in the stock market, but ended with solid overall gains. Stocks spent the early part of 2005 falling, reversing the strong gains of 2004's post-election rally. After hitting bottom around May 2005, most stock indexes posted good gains through the end of November. Large cap stocks lagged the riskier parts of the market. Over the twelve month period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 4.91%, while the Standard and Poor's 400 MidCap Index more than doubled that with a 12.55% gain. International stocks rose even more, with the Morgan Stanley Capital International EAFE Index ("MSCI EAFE") up 14.02% in dollar terms. Value stocks did better than growth early in the year, but growth outperformed over the past six months.

Driving the markets swings was uncertainty about the economy. Fear that the Federal Reserve Board ("Fed") had clamped down too hard stunted performance early in 2005, compounded by worries about Hurricane Katrina later in the year. After all was said and done, though, the economy continued to chug along nicely, as evidenced by continued consumer strength, solid corporate earnings, and continuing productivity growth.

Short-term interest rates rose dramatically over the year, as the Fed continued hiking rates in 25 basis point doses to forestall inflation. Nevertheless, longer term rates were little changed, leading to a modest 2.43% gain in the Lehman Brothers Aggregate Bond Index ("LBAB") for the year. According to our records, bonds with significant credit risk performed better overall, with the average emerging-markets bond fund up more than 11%, and convertible bond funds up more than 3%.

PERFORMANCE

For the year ended December 31, 2005, Asset Allocation – Growth Portfolio, Initial Class returned 12.24%. By comparison, its benchmark, the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000"), returned 6.32%.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across global equity markets, including small- and mid- cap stocks, which were key sources of the portfolio's strong relative performance. The portfolio was up 12.24% over the trailing twelve months, landing among the top 5% of Morningstar's Large Blend category.

Which individual holdings had the greatest positive impact on performance?

TA IDEX Evergreen International Small Cap, which was a 4% to 5% holding for most of the year, had strong gains in 2005, boosted by the rally in emerging markets stocks. TA IDEX Marsico International Growth easily beat its MSCI EAFE benchmark, and was the portfolio's biggest international equity holding. However, a quartet of outstanding domestic equity funds drove most of the strong performance: Third Avenue Value, Transamerica Equity, Transamerica Growth Opportunities and Mercury Large Cap Value. Together these funds accounted for nearly 25% of assets at the beginning of the year, and nearly 40% of assets by year end. Not only did these funds perform well on an absolute basis, they were each standouts on a relative basis as well.

Which individual holdings had the greatest negative impact on performance?

The worst performing equity fund in the portfolio was Great Companies – Technology, which underperformed for the year, as its blue chip technology stocks lagged the riskier parts of the market. This fund accounted for only 2.8% of assets at the beginning of the year and less at the end, though, so its effect on performance was limited. The second worst performing fund in the portfolio was Salomon All Cap. Only relative to the outstanding returns of the other funds in this portfolio does this one look weak. Over the course of the year, Morningstar Associates liquidated a 6% stake in Salomon All Cap to provide assets for the other stronger performing funds.

Which sectors/industries had the greatest impact on performance?

Both Mercury Large Cap Value and Transamerica Small/Mid Cap Value have significant overweights in the energy sector. This was one of the best performing sectors in the equity markets in the trailing twelve months, and as a result these are two of the top performing funds in the portfolio.

Which countries had the greatest impact on performance?

Because of the limited international choices over the course of the year, the portfolio's foreign exposure was generally below its target level. The largest international exposure of the portfolio was to the eurozone. But the best performing country represented in the portfolio was Japan, particularly the mid- and small-cap Japanese exposure in TA IDEX Evergreen International Small Cap.

Todd Porter, CFA

Portfolio Manager
Morningstar Associates, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

Asset Allocation–Growth Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	12.24%	8.94%	5/1/02
DJ Wilshire 5000[1]	6.32%	7.39%	5/1/02
Service Class	11.92%	19.46%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Asset Allocation–Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2005, was 0.92%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,109.50	0.15%	$0.80
Hypothetical (b)	1,000.00	1,024.45	0.15	0.77
Service Class
Actual	1,000.00	1,108.20	0.40	2.13
Hypothetical (b)	1,000.00	1,023.19	0.40	2.04

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At December 31, 2005

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Asset Allocation–Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Aggressive Equity (24.3%)
Munder Net50, Initial Class ‡Ø	3,744,006	$38,638
TA IDEX T. Rowe Price Health Sciences, Class I @	3,547,917	44,881
Third Avenue Value, Initial Class Ø	5,918,192	143,339
Transamerica Growth Opportunities, Initial Class Ø	1,962,176	30,787
Transamerica Small/Mid Cap Value, Initial Class Ø	1,559,154	28,579
Capital Preservation (0.0%)
Transamerica Money Market, Initial Class Ø	10,275	10
Growth Equity (52.3%)
Capital Guardian Value, Initial Class Ø	3,628,910	74,647
Great Companies–TechnologySM, Initial Class Ø	479,178	2,089
Jennison Growth, Initial Class Ø	11,581,762	99,024
JP Morgan Mid Cap Value, Initial Class Ø	2,811,814	44,680
Mercury Large Cap Value, Initial Class Ø	7,609,563	142,451
T. Rowe Price Equity Income, Initial Class Ø	4,016	81
TA IDEX UBS Large Cap Value, Class I @	4,631,391	51,733
TA IDEX Van Kampen Small Company Growth, Class I @	4,906,777	57,900
Transamerica Equity, Initial Class Ø	6,053,304	144,492

	Shares	Value
Specialty–Real Estate (4.1%)
Clarion Global Real Estate Securities, Initial Class Ø	2,463,077	$48,695
World Equity (19.3%)
TA IDEX AllianceBernstein International Value, Class I @	1,002,791	10,148
TA IDEX Evergreen International Small Cap, Class I @	3,103,114	42,854
TA IDEX Marsico International Growth, Class I @	3,260,215	40,068
TA IDEX Mercury Global Allocation, Class I @	4,659,148	46,871
TA IDEX Neuberger Berman International, Class I @	4,576,453	46,405
TA IDEX Oppenheimer Developing Markets, Class I @	4,097,424	41,753
Total Investment Companies (cost: $1,030,269)		$1,180,125

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  This portfolio is part of AEGON/Transamerica Series Trust, and is an affiliate of the Fund.

@  This portfolio is part of Transamerica IDEX Mutual Funds and is an affiliate of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Asset Allocation–Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $1,030,269)	$1,180,125
Receivables:
Shares sold	1,554
1,181,679
Liabilities:
Investment securities purchased	1,018
Accounts payable and accrued liabilities:
Shares redeemed	536
Management and advisory fees	100
Service fees	45
Administration fees	20
Other	68
1,787
Net Assets	$1,179,892
Net Assets Consist of:
Capital stock ($.01 par value)	$920
Additional paid-in capital	921,023
Distributable net investment income (loss)	12,196
Accumulated net realized gain (loss) from investment in affiliated investment companies	95,897
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	149,856
Net Assets	$1,179,892
Net Assets by Class:
Initial Class	$966,677
Service Class	213,215
Shares Outstanding:
Initial Class	75,272
Service Class	16,680
Net Asset Value and Offering Price Per Share:
Initial Class	$12.84
Service Class	12.78

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$14,019
Expenses:
Management and advisory fees	983
Printing and shareholder reports	88
Custody fees	45
Administration fees	197
Legal fees	17
Audit fees	14
Trustees fees	31
Registration fees	19
Service fees:
Service Class	406
Other	24
Total expenses	1,824
Net Investment Income (Loss)	12,195
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	72,998
Realized gain distributions from investment in affiliated investment companies	23,042
96,040
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	12,939
Net Realized and Unrealized Gain (Loss) on Investments in Affiliated Investment Companies	108,979
Net Increase (Decrease) in Net Assets Resulting from Operations	$121,174

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Asset Allocation–Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$12,195	$3,009
Net realized gain (loss) from investment in affiliated investment companies	96,040	49,459
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	12,939	45,866
	121,174	98,334
Distributions to Shareholders:
From net investment income:
Initial Class	(3,855)	(544)
Service Class	(675)	(56)
	(4,530)	(600)
From net realized gains:
Initial Class	(39,502)	(5,451)
Service Class	(8,383)	(562)
	(47,885)	(6,013)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	207,500	246,360
Service Class	87,680	102,955
	295,180	349,315
Proceeds from fund acquisition:
Initial Class	326	–
	326	–
Dividends and distributions reinvested:
Initial Class	43,357	5,995
Service Class	9,058	618
	52,415	6,613
Cost of shares redeemed:
Initial Class	(100,269)	(76,074)
Service Class	(14,177)	(10,342)
	(114,446)	(86,416)
	233,475	269,512
Net increase (decrease) in net assets	302,234	361,233
Net Assets:
Beginning of year	877,658	516,425
End of year	$1,179,892	$877,658
Distributable Net Investment Income (Loss)	$12,196	$4,531

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	17,018	22,381
Service Class	7,247	9,357
	24,265	31,738
Shares issued on fund acquisition:
Initial Class	27	–
	27	–
Shares issued–reinvested from distributions:
Initial Class	3,613	585
Service Class	757	61
	4,370	646
Shares redeemed:
Initial Class	(8,323)	(7,037)
Service Class	(1,174)	(964)
	(9,497)	(8,001)
Net increase (decrease) in shares outstanding:
Initial Class	12,335	15,929
Service Class	6,830	8,454
	19,165	24,383

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Asset Allocation–Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.06	$0.16		$1.27	$1.43	$(0.06)	$(0.59)	$(0.65)	$12.84
	12/31/2004	10.67	0.05		1.45	1.50	(0.01)	(0.10)	(0.11)	12.06
	12/31/2003	8.17	0.02		2.49	2.51	(0.01)	–	(0.01)	10.67
	12/31/2002	10.00	0.08		(1.91)	(1.83)	–	–	–	8.17
Service Class	12/31/2005	12.03	0.13		1.26	1.39	(0.05)	(0.59)	(0.64)	12.78
	12/31/2004	10.67	0.03		1.44	1.47	(0.01)	(0.10)	(0.11)	12.03
	12/31/2003	8.46	–	(h)	2.21	2.21	–	–	–	10.67

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)(j)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)(i)	Rate (g)
Initial Class	12/31/2005	12.24%	$966,677	0.14%	0.14%	1.28%	41%
	12/31/2004	14.19	759,168	0.14	0.14	0.46	38
	12/31/2003	30.80	501,532	0.14	0.14	0.18	18
	12/31/2002	(18.30)	156,176	0.21	0.21	1.43	20
Service Class	12/31/2005	11.92	213,215	0.39	0.39	1.06	41
	12/31/2004	13.90	118,490	0.39	0.39	0.29	38
	12/31/2003	26.12	14,893	0.38	0.38	0.03	18

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Asset Allocation – Growth Portfolio ("the Fund") share classes commenced operations on:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see Note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Rounds to less than $0.01 per share.

(i)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is, as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation – Growth Portfolio (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On November 2, 2005, the Fund acquired all of the net assets of the Select+ Aggressive Fund pursuant to a plan of reorganization. Asset Allocation – Growth Portfolio is the accounting survivor. The acquisition was accomplished by a tax free exchange of 27 shares of the Fund's Initial Class for 29 shares of the Select+ Aggressive Fund outstanding on November 1, 2005. The Select+ Aggressive Fund's net assets at that date, $326 including $42 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Asset Allocation – Growth Portfolio immediately before the acquisition were $1,073,418, the combined net assets of the Fund immediately after the acquisition were $1,073,744.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the

1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are both affiliates of the Fund and are sub-advisers to other funds within ATST.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $59.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$620,837
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	404,688
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$6,083
Long-term Capital Gain	530
2005 Distributions paid from:
Ordinary Income	8,362
Long-term Capital Gain	44,053

AEGON/Transamerica Series Trust

Annual Report 2005

9

Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$12,302
Undistributed Long-term Capital Gain	$95,843
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$149,804

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$1,030,321
Unrealized Appreciation	$149,804
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$149,804

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Asset Allocation – Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation – Growth Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Asset Allocation–Growth Portfolio (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $44,053 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Asset Allocation–Growth Portfolio

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Asset Allocation – Growth Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Portfolio Construction Manager generally had achieved superior investment performance, noting that the performance of the Portfolio generally has been superior relative to its peers over the past one-, two- and three-year periods and superior to the benchmark index over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. However, the Board noted that the profitability data provided to the Board is based on a prior fee arrangement which has been changed following negotiations between TFAI and the Portfolio Construction Manager pursuant to which the Portfolio Construction Manager agreed to assume additional responsibilities in managing the Portfolio as a sub-adviser, rather than as a consultant, and the Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio while TFAI gets compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data from Lipper that compared the Portfolio's management fees, and other fees and expenses (including total expenses including and excluding 12b-1 distribution

AEGON/Transamerica Series Trust

Annual Report 2005

12

Asset Allocation–Growth Portfolio (continued)

and service fees). Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite TFAI's efforts to negotiate such breakpoints with the Portfolio Construction Manager (the Board instructed TFAI to continue to try to negotiate breakpoints for the Portfolio in the future). However, the Board also noted that, based on the information provided by TFAI, the Portfolio's investments in underlying portfolios have permitted the realization of breakpoints (or lower breakpoints) at the underlying portfolio level which, indirectly, benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the one- and three-year performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board also concluded that the Portfolio's management fee appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Asset Allocation–Moderate Portfolio

MARKET ENVIRONMENT

The past twelve months were a volatile period in the stock market, but ended with solid overall gains. Stocks spent the early part of 2005 falling, reversing the strong gains of 2004's post-election rally. After hitting bottom around May 2005, most stock indexes posted good gains through the end of November. Large cap stocks lagged the riskier parts of the market. Over the twelve month period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 4.91%, while the Standard and Poor's 400 MidCap Index more than doubled that with a 12.55% gain. International stocks rose even more, with the Morgan Stanley Capital International EAFE Index ("MSCI EAFE") up 14.02% in dollar terms. Value stocks did better than growth early in the year, but growth outperformed over the past six months.

Driving the markets swings was uncertainty about the economy. Fear that the Federal Reserve Board ("Fed") had clamped down too hard stunted performance early in 2005, compounded by worries about Hurricane Katrina later in the year. After all was said and done, though, the economy continued to chug along nicely, as evidenced by continued consumer strength, solid corporate earnings, and continuing productivity growth.

Short-term interest rates rose dramatically over the year, as the Fed continued hiking rates in 25 basis point doses to forestall inflation. Nevertheless, longer term rates were little changed, leading to a modest 2.43% gain in the Lehman Brothers Aggregate Bond Index ("LBAB") for the year. According to our records, bonds with significant credit risk performed better overall, with the average emerging-markets bond fund up more than 11%, and convertible bond funds up more than 3%.

PERFORMANCE

For the year ended December 31, 2005, Asset Allocation – Moderate Portfolio, Initial Class returned 7.44%. By comparison, its primary and secondary benchmarks, the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") and the LBAB, returned 6.32% and 2.43%, respectively.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across global equity markets, including small- and mid-cap stocks, which were key sources of the portfolio's strong relative performance. The portfolio was up 7.44% over the trailing twelve months, landing in the top quintile of Morningstar's Moderate Allocation category.

Which individual holdings had the greatest positive impact on performance?

TA IDEX Evergreen International Small Cap, which was a 2% holding for most of the year, had strong gains in 2005, boosted by the rally in emerging markets stocks. TA IDEX Marsico International Growth easily beat its MSCI EAFE benchmark, and was the portfolio's biggest international equity holding. However, a quartet of outstanding domestic equity funds drove most of the strong performance: Third Avenue Value, Transamerica Equity, Transamerica Growth Opportunities and Mercury Large Cap Value. Together these funds accounted for more than 17% of assets at the beginning of the year, and more than 21% of assets by year end. Not only did these funds perform well on an absolute basis, they were each standouts on a relative basis as well.

Which individual holdings had the greatest negative impact on performance?

At the start of the year the portfolio's largest holding was MFS High Yield, with nearly 14% of assets. This fund landed near the bottom quartile of the high-yield category, underperforming the average high-yield fund by 70 basis points.

The worst performing equity fund in the portfolio was Great Companies – Technology, which underperformed for the year, as its blue chip technology stocks lagged the riskier parts of the market. This fund accounted for less than 2% of assets over the year, though, so its effect on performance was limited.

Which sectors/industries had the greatest impact on performance?

Mercury Large Cap Value, one of the largest equity holdings in the portfolio for most of the year, has a significant overweight in the energy sector. This was one of the best performing sectors in the equity markets in the trailing twelve months, and as a result this was one of the top performing domestic equity funds in the portfolio.

Which countries had the greatest impact on performance?

Because of the limited international choices over the course of the year, the portfolio's foreign exposure was generally below its target level. The largest international exposure of the portfolio was to the eurozone. But the best performing country represented

AEGON/Transamerica Series Trust

Annual Report 2005

1

Asset Allocation–Moderate Portfolio (continued)

in the portfolio was Japan, particularly the mid- and small-cap Japanese exposure in TA IDEX Evergreen International Small Cap.

Todd Porter, CFA

Portfolio Manager
Morningstar Associates, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

2

Asset Allocation–Moderate Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	7.44%	7.78%	5/1/02
DJ Wilshire 5000[1]	6.32%	7.39%	5/1/02
LBAB[1]	2.43%	5.15%	5/1/02
Service Class	7.13%	14.01%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Asset Allocation–Moderate Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2005, was 0.86%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,069.10	0.12%	$0.63
Hypothetical (b)	1,000.00	1,024.60	0.12	0.61
Service Class
Actual	1,000.00	1,066.90	0.39	2.03
Hypothetical (b)	1,000.00	1,023.24	0.39	1.99

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At December 31, 2005

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Asset Allocation–Moderate Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Aggressive Equity (15.6%)
Munder Net50, Initial Class ‡Ø	817,909	$8,441
T. Rowe Price Small Cap, Initial Class Ø	2,723,062	30,172
TA IDEX T. Rowe Price Health Sciences, Class I @	4,258,527	53,870
Third Avenue Value, Initial Class Ø	6,028,399	146,008
Transamerica Growth Opportunities, Initial Class Ø	4,499,013	70,589
Transamerica Small/Mid Cap Value, Initial Class Ø	1,160,874	21,279
Capital Preservation (0.0%)
Transamerica Money Market, Initial Class Ø	130,157	130
Fixed-Income (33.6%)
MFS High Yield, Initial Class Ø	13,511,553	129,981
PIMCO Total Return, Initial Class Ø	17,820,715	194,424
TA IDEX PIMCO Real Return TIPS, Class I @	13,050,834	133,249
TA IDEX Transamerica Flexible Income, Class I @	2,316,069	21,841
TA IDEX Transamerica High-Yield Bond, Class I @	1,638,803	14,897
TA IDEX Transamerica Short Term Bond, Class I @	11,032,827	108,122
Transamerica Convertible Securities, Initial Class Ø	9,605,249	107,579
Foreign Fixed-Income (6.0%)
TA IDEX J.P. Morgan International Bond, Class I @	4,803,791	48,903
TA IDEX Van Kampen Emerging Markets Debt, Class I @	7,347,538	78,104

	Shares	Value
Growth Equity (30.5%)
American Century Large Company Value, Initial Class Ø	5,473,390	$60,262
Federated Growth & Income, Initial Class Ø	4,433,731	73,245
Great Companies–TechnologySM, Initial Class Ø	8,058,101	35,133
Janus Growth, Initial Class ‡Ø	1,408,590	54,033
JP Morgan Mid Cap Value, Initial Class Ø	1,862,139	29,589
Marsico Growth, Initial Class Ø	7,826,398	80,925
Mercury Large Cap Value, Initial Class Ø	6,422,243	120,224
T. Rowe Price Equity Income, Initial Class Ø	3,758,425	75,619
Transamerica Equity, Initial Class Ø	4,884,703	116,598
Specialty–Real Estate (4.0%)
Clarion Global Real Estate Securities, Initial Class Ø	4,311,724	85,243
World Equity (10.3%)
TA IDEX AllianceBernstein International Value, Class I @	2,468,561	24,982
TA IDEX Evergreen International Small Cap, Class I @	3,741,607	51,672
TA IDEX Marsico International Growth, Class I @	4,102,365	50,418
TA IDEX Neuberger Berman International, Class I @	5,077,408	51,485
TA IDEX Oppenheimer Developing Markets, Class I @	3,774,245	38,460
Total Investment Companies (cost: $1,905,528)		$2,115,477

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  This portfolio is part of AEGON/Transamerica Series Trust, and is an affiliate of the Fund.

@  This portfolio is part of Transamerica IDEX Mutual Funds and is an affiliate of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Asset Allocation–Moderate Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $1,905,528)	$2,115,477
Receivables:
Shares sold	1,063
2,116,540
Liabilities:
Investment securities purchased	518
Accounts payable and accrued liabilities:
Shares redeemed	545
Management and advisory fees	179
Service fees	125
Administration fees	36
Other	96
1,499
Net Assets	$2,115,041
Net Assets Consist of:
Capital stock ($.01 par value)	$1,729
Additional paid-in capital	1,732,603
Distributable net investment income (loss)	61,692
Accumulated net realized gain (loss) from investment in affiliated investment companies	109,068
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	209,949
Net Assets	$2,115,041
Net Assets by Class:
Initial Class	$1,509,579
Service Class	605,462
Shares Outstanding:
Initial Class	123,340
Service Class	49,610
Net Asset Value and Offering Price Per Share:
Initial Class	$12.24
Service Class	12.20

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$65,220
Expenses:
Management and advisory fees	1,831
Printing and shareholder reports	83
Custody fees	64
Administration fees	366
Legal fees	32
Audit fees	14
Trustees fees	58
Registration fees	42
Service fees:
Service Class	993
Other	45
Total expenses	3,528
Net Investment Income (Loss)	61,692
Net Realized and Unrealized Gain (Loss) in Affiliated Investment Companies:
Realized Gain (Loss) from investment in affiliated investment companies	63,866
Realized gain distributions from investment in affiliated investment companies	45,407
109,273
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	(30,213)
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	79,060
Net Increase (Decrease) in Net Assets Resulting from Operations	$140,752

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Asset Allocation–Moderate Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$61,692	$22,147
Net realized gain (loss) from investment in affiliated investment companies	109,273	89,695
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	(30,213)	46,872
	140,752	158,714
Distributions to Shareholders:
From net investment income:
Initial Class	(26,155)	(3,305)
Service Class	(8,017)	(26)
	(34,172)	(3,331)
From net realized gains:
Initial Class	(58,958)	(10,858)
Service Class	(18,680)	(1,059)
	(77,638)	(11,917)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	167,596	203,856
Service Class	364,869	192,692
	532,465	396,548
Dividends and distributions reinvested:
Initial Class	85,113	14,163
Service Class	26,697	1,085
	111,810	15,248
Cost of shares redeemed:
Initial Class	(168,296)	(110,306)
Service Class	(22,319)	(10,031)
	(190,615)	(120,337)
	453,660	291,459
Net increase (decrease) in net assets	482,602	434,925
Net Assets:
Beginning of year	1,632,439	1,197,514
End of year	$2,115,041	$1,632,439
Distributable Net Investment Income (Loss)	$61,692	$34,172

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	13,994	18,091
Service Class	30,407	17,034
	44,401	35,125
Shares issued–reinvested from distributions:
Initial Class	7,256	1,321
Service Class	2,280	101
	9,536	1,422
Shares redeemed:
Initial Class	(14,004)	(9,767)
Service Class	(1,864)	(900)
	(15,868)	(10,667)
Net increase (decrease) in shares outstanding:
Initial Class	7,246	9,645
Service Class	30,823	16,235
	38,069	25,880

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Asset Allocation–Moderate Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.10	$0.40	$0.46	$0.86	$(0.22)	$(0.50)	$(0.72)	$12.24
	12/31/2004	10.99	0.18	1.06	1.24	(0.03)	(0.10)	(0.13)	12.10
	12/31/2003	8.81	0.04	2.15	2.19	(0.01)	–	(0.01)	10.99
	12/31/2002	10.00	0.06	(1.25)	(1.19)	–	–	–	8.81
Service Class	12/31/2005	12.09	0.41	0.42	0.83	(0.22)	(0.50)	(0.72)	12.20
	12/31/2004	10.98	0.18	1.03	1.21	– (h)	(0.10)	(0.10)	12.09
	12/31/2003	9.21	0.01	1.76	1.77	–	–	–	10.98

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)(j)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)(i)	Rate (g)
Initial Class	12/31/2005	7.44%	$1,509,579	0.14%	0.14%	3.36%	24%
	12/31/2004	11.39	1,405,218	0.13	0.13	1.61	30
	12/31/2003	24.87	1,169,496	0.12	0.12	0.39	16
	12/31/2002	(11.90)	405,684	0.15	0.15	1.03	21
Service Class	12/31/2005	7.13	605,462	0.39	0.39	3.40	24
	12/31/2004	11.13	227,221	0.39	0.39	1.63	30
	12/31/2003	19.22	28,018	0.37	0.37	0.13	16

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Asset Allocation–Moderate Portfolio (the "Fund") share classes commenced operations as follows:

Initial Class – May 1, 2002

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Less than $0.01.

(i)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(j)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation – Moderate Portfolio (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management , LLC and Great Companies, LLC are both affiliates of the Fund and are sub-advisers to other funds within ATST.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $105.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$896,518
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	447,171
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$13,647
Long-term Capital Gain	1,601
2005 Distributions paid from:
Ordinary Income	34,305
Long-term Capital Gain	77,505

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$62,077
Undistributed Long-term Capital Gain	$108,855
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$209,777

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$1,905,700
Unrealized Appreciation	$217,774
Unrealized (Depreciation)	(7,997)
Net Unrealized Appreciation (Depreciation)	$209,777

AEGON/Transamerica Series Trust

Annual Report 2005

10

Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Asset Allocation–Moderate Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation – Moderate Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Asset Allocation–Moderate Portfolio (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $77,505 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Asset Allocation–Moderate Portfolio

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Asset Allocation — Moderate Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Portfolio Construction Manager generally had achieved superior investment performance, noting that the performance of the Portfolio generally has been superior relative to its peers over the past one-, two- and three-year periods and superior to the benchmark index over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. However, the Board noted that the profitability data provided to the Board is based on a prior fee arrangement which has been changed following negotiations between TFAI and the Portfolio Construction Manager pursuant to which the Portfolio Construction Manager agreed to assume additional responsibilities in managing the Portfolio as a sub-adviser, rather than as a consultant, and the Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio while TFAI gets compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data from Lipper that compared the Portfolio's management fees, and other fees and expenses (including total expenses including and excluding 12b-1 distribution

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Asset Allocation–Moderate Portfolio (continued)

and service fees). Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite TFAI's efforts to negotiate such breakpoints with the Portfolio Construction Manager (the Board instructed TFAI to continue to try to negotiate breakpoints for the Portfolio in the future). However, the Board also noted that, based on the information provided by TFAI, the Portfolio's investments in underlying portfolios have permitted the realization of breakpoints (or lower breakpoints) at the underlying portfolio level which, indirectly, benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the one- and three-year performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board also concluded that the Portfolio's management fee appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

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Asset Allocation–Moderate Growth Portfolio

MARKET ENVIRONMENT

The past twelve months were a volatile period in the stock market, but ended with solid overall gains. Stocks spent the early part of 2005 falling, reversing the strong gains of 2004's post-election rally. After hitting bottom around May 2005, most stock indexes posted good gains through the end of November. Large cap stocks lagged the riskier parts of the market. Over the twelve month period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 4.91%, while the Standard and Poor's 400 MidCap Index more than doubled that with a 12.55% gain. International stocks rose even more, with the Morgan Stanley Capital International EAFE Index ("MSCI EAFE") up 14.02% in dollar terms. Value stocks did better than growth early in the year, but growth outperformed over the past six months.

Driving the markets swings was uncertainty about the economy. Fear that the Federal Reserve Board ("Fed") had clamped down too hard stunted performance early in 2005, compounded by worries about Hurricane Katrina later in the year. After all was said and done, though, the economy continued to chug along nicely, as evidenced by continued consumer strength, solid corporate earnings, and continuing productivity growth.

Short-term interest rates rose dramatically over the year, as the Fed continued hiking rates in 25 basis point doses to forestall inflation. Nevertheless, longer term rates were little changed, leading to a modest 2.43% gain in the Lehman Brothers Aggregate Bond Index ("LBAB") for the year. According to our records, bonds with significant credit risk performed better overall, with the average emerging-markets bond fund up more than 11%, and convertible bond funds up more than 3%.

PERFORMANCE

For the year ended December 31, 2005, Asset Allocation–Moderate Growth Portfolio, Initial Class returned 9.91%. By comparison, its primary and secondary benchmarks, the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") and the LBAB, returned 6.32% and 2.43%, respectively.

STRATEGY REVIEW

Q.  How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across global equity markets, including small- and mid-cap stocks, which were key sources of the portfolio's strong relative performance. The portfolio was up 9.91% over the trailing twelve months, landing among the top 5% of Morningstar's Moderate Allocation category.

Q.  Which individual holdings had the greatest positive impact on performance?

TA IDEX Evergreen International Small Cap, which was a 3% to 4% holding for most of the year, had strong gains in 2005, boosted by the rally in emerging markets stocks. TA IDEX Marsico International Growth easily beat its MSCI EAFE benchmark, and was the portfolio's biggest international equity holding. However, a quartet of outstanding domestic equity funds drove most of the strong performance: Third Avenue Value, Transamerica Equity, Transamerica Growth Opportunities and Mercury Large Cap Value. Together these funds accounted for nearly 24% of assets at the beginning of the year, and nearly 32% of assets by year end. Not only did these funds perform well on an absolute basis, they were each standouts on a relative basis as well.

Q.  Which individual holdings had the greatest negative impact on performance?

The worst performing equity fund in the portfolio was Great Companies–Technology, which underperformed for the year, as its blue chip technology stocks lagged the riskier parts of the market. This fund accounted for only 2.5% of assets at the beginning of the year and less at the end, though, so its effect on performance was limited. The second worst performing fund in the portfolio was Salomon All Cap. Only relative to the outstanding returns of the other funds in this portfolio does this one look weak. Over the course of the year, Morningstar Associates liquidated a 4.2% stake in Salomon All Cap to provide assets for the other stronger performing funds.

Q.  Which sectors/industries had the greatest impact on performance?

Mercury Large Cap Value, one of the largest holdings in the portfolio, has a significant overweight in the energy sector. This was one of the best performing sectors in the equity markets in the trailing twelve months, and as a result this was one of the top performing domestic equity funds in the portfolio.

Q.  Which countries had the greatest impact on performance?

Because of the limited international choices over the course of the year, the portfolio's foreign exposure was generally below its target level. The largest international exposure of the portfolio was to the eurozone. But the best performing country represented in the portfolio was Japan, particularly the mid- and small-cap Japanese exposure in TA IDEX Evergreen International Small Cap.

Todd Porter, CFA

Portfolio Manager

Morningstar Associates LLC

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Annual Report 2005

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Asset Allocation–Moderate Growth Portfolio

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	9.91%	8.56%	5/1/02
DJ Wilshire 5000[1]	6.32%	7.39%	5/1/02
LBAB[1]	2.43%	5.15%	5/1/02
Service Class	9.71%	16.85%	5/1/03

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal ®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

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Asset Allocation–Moderate Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. The expenses shown in the table do not reflect any expenses from the Funds investment in other affiliated investment companies. The average weighted annualized expense ratio of the underlying investment companies at December 31, 2005, was 0.89%.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,091.90	0.14%	$0.74
Hypothetical (b)	1,000.00	1,024.50	0.14	0.71
Service Class
Actual	1,000.00	1,089.90	0.39	2.05
Hypothetical (b)	1,000.00	1,023.24	0.39	1.99

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At December 31, 2005

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

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Asset Allocation–Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (100.0%)
Aggressive Equity (15.6%)
Munder Net50, Initial Class ‡Ø	2,670,492	$27,559
TA IDEX T. Rowe Price Health Sciences, Class I @	7,123,681	90,115
Third Avenue Value, Initial Class Ø	9,593,996	232,367
Transamerica Growth Opportunities, Initial Class Ø	5,003,674	78,508
Capital Preservation (0.0%)
Transamerica Money Market, Initial Class Ø	18,355	18
Fixed-Income (16.6%)
MFS High Yield, Initial Class Ø	9,234,597	88,837
PIMCO Total Return, Initial Class Ø	7,241,781	79,008
TA IDEX PIMCO Real Return TIPS, Class I @	10,145,618	103,587
TA IDEX Transamerica Flexible Income, Class I @	4,201,237	39,618
TA IDEX Transamerica High-Yield Bond, Class I @	2,937,716	26,704
Transamerica Convertible Securities, Initial Class Ø	10,724,871	120,118
Foreign Fixed-Income (1.6%)
TA IDEX Van Kampen Emerging Markets Debt, Class I @	4,050,623	43,058
Growth Equity (45.0%)
Capital Guardian Value, Initial Class Ø	6,300,399	129,599
Great Companies–TechnologySM, Initial Class Ø	10,484,097	45,711
Janus Growth, Initial Class ‡Ø	4,402,103	168,865

	Shares	Value
Growth Equity (continued)
Jennison Growth, Initial Class Ø	1,036,925	$8,866
JP Morgan Mid Cap Value, Initial Class Ø	9,981,968	158,613
Mercury Large Cap Value, Initial Class Ø	14,560,122	272,565
T. Rowe Price Equity Income, Initial Class Ø	4,241,557	85,340
T. Rowe Price Growth Stock, Initial Class Ø	81,476	1,862
TA IDEX Van Kampen Small Company Growth, Class I @	6,480,015	76,464
Transamerica Equity, Initial Class Ø	12,187,738	290,921
Specialty- Real Estate (4.8%)
Clarion Global Real Estate Securities, Initial Class Ø	6,699,499	132,449
World Equity (16.4%)
TA IDEX AllianceBernstein International Value, Class I @	2,379,336	24,079
TA IDEX Evergreen International Small Cap, Class I @	7,516,643	103,805
TA IDEX Marsico International Growth, Class I @	7,148,182	87,851
TA IDEX Mercury Global Allocation, Class I @	8,999,060	90,530
TA IDEX Neuberger Berman International, Class I @	6,789,954	68,850
TA IDEX Oppenheimer Developing Markets, Class I @	7,418,832	75,598
Total Investment Companies (cost: $2,415,781)		$2,751,465

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  This portfolio is part of AEGON/Transamerica Series Trust, and is an affiliate of the Fund.

@  This portfolio is part of Transamerica IDEX Mutual Funds and is an affiliate of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

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Asset Allocation–Moderate Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $2,415,781)	$2,751,465
Receivables:
Shares sold	3,319
2,754,784
Liabilities:
Investment securities purchased	2,433
Accounts payable and accrued liabilities:
Shares redeemed	886
Management and advisory fees	231
Service fees	177
Administration fees	46
Other	147
3,920
Net Assets	$2,750,864
Net Assets Consist of:
Capital stock ($.01 par value)	$2,152
Additional paid-in capital	2,216,190
Distributable net investment income (loss)	54,145
Accumulated net realized gain (loss) from investment in affiliated investment companies	142,693
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	335,684
Net Assets	$2,750,864
Net Assets by Class:
Initial Class	$1,892,007
Service Class	858,857
Shares Outstanding:
Initial Class	147,853
Service Class	67,379
Net Asset Value and Offering Price Per Share:
Initial Class	$12.80
Service Class	12.75

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$58,548
Expenses:
Management and advisory fees	2,207
Printing and shareholder reports	122
Custody fees	68
Administration fees	442
Legal fees	38
Audit fees	14
Trustees fees	68
Registration fees	78
Service fees:
Service Class	1,314
Other	52
Total expenses	4,403
Net Investment Income (Loss)	54,145
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	85,726
Realized gain distributions from investment in affiliated investment companies	57,971
143,697
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	33,750
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies	177,447
Net Increase (Decrease) in Net Assets Resulting from Operations	$231,592

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

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Asset Allocation–Moderate Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$54,145	$16,538
Net realized gain (loss) from investment in affiliated investment companies	143,697	85,834
Change in unrealized appreciation (depreciation) on investment in affiliated investment companies	33,750	97,458
	231,592	199,830
Distributions to Shareholders:
From net investment income:
Initial Class	(19,033)	(2,470)
Service Class	(6,366)	(281)
	(25,399)	(2,751)
From net realized gains:
Initial Class	(56,782)	(8,415)
Service Class	(19,984)	(958)
	(76,766)	(9,373)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	317,522	332,596
Service Class	537,084	222,757
	854,606	555,353
Proceeds from fund acquisition:
Initial Class	6,970	–
	6,970	–
Dividends and distributions reinvested:
Initial Class	75,815	10,885
Service Class	26,350	1,239
	102,165	12,124
Cost of shares redeemed:
Initial Class	(161,230)	(114,727)
Service Class	(14,697)	(13,767)
	(175,927)	(128,494)
	787,814	438,983
Net increase (decrease) in net assets	917,241	626,689
Net Assets:
Beginning of year	1,833,623	1,206,934
End of year	$2,750,864	$1,833,623
Distributable Net Investment Income (Loss)	$54,145	$25,399

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	26,058	29,721
Service Class	43,965	19,875
	70,023	49,596
Shares issued on fund acquisition:
Initial Class	572	–
	572	–
Shares issued–reinvested from distributions:
Initial Class	6,266	1,035
Service Class	2,185	118
	8,451	1,153
Shares redeemed:
Initial Class	(13,239)	(10,399)
Service Class	(1,201)	(1,265)
	(14,440)	(11,664)
Net increase (decrease) in shares outstanding:
Initial Class	19,657	20,357
Service Class	44,949	18,728
	64,606	39,085

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

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Asset Allocation–Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.18	$0.30	$0.88	$1.18	$(0.14)	$(0.42)	$(0.56)	$12.80
	12/31/2004	10.82	0.13	1.32	1.45	(0.02)	(0.07)	(0.09)	12.18
	12/31/2003	8.52	0.03	2.28	2.31	(0.01)	–	(0.01)	10.82
	12/31/2002	10.00	0.08	(1.56)	(1.48)	–	–	–	8.52
Service Class	12/31/2005	12.15	0.29	0.86	1.15	(0.13)	(0.42)	(0.55)	12.75
	12/31/2004	10.83	0.12	1.29	1.41	(0.02)	(0.07)	(0.09)	12.15
	12/31/2003	8.87	0.01	1.95	1.96	–	–	–	10.83

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)(i)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)(h)	Rate (g)
Initial Class	12/31/2005	9.91%	$1,892,007	0.14%	0.14%	2.47%	23%
	12/31/2004	13.54	1,560,998	0.14	0.14	1.15	30
	12/31/2003	27.17	1,166,851	0.12	0.12	0.34	13
	12/31/2002	(14.80)	396,608	0.15	0.15	1.33	23
Service Class	12/31/2005	9.71	858,857	0.39	0.39	2.40	23
	12/31/2004	13.16	272,625	0.39	0.39	1.08	30
	12/31/2003	22.10	40,083	0.37	0.37	0.17	13

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Asset Allocation–Moderate Growth Portfolio (the "Fund") share classes commenced operations on:

Initial Class – May 1, 2002

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

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Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is, as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Asset Allocation–Moderate Growth Portfolio (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On November 2, 2005, the Fund acquired all of the net assets of the Select+ Growth & Income Fund pursuant to a plan of reorganization. Asset Allocation–Moderate Growth Portfolio is the accounting survivor. The acquisition was accomplished by a tax free exchange of 572 shares of the Fund's Initial Class for 562 shares of the Select+ Growth & Income Fund outstanding on November 1, 2005. The Select+ Growth & Income Fund's net assets at that date, $6,970 including $1,069 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Asset Allocation–Moderate Growth Portfolio immediately before the acquisition were $2,495,191, the combined net assets of the Fund immediately after the acquisition were $2,502,161.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC ("Morningstar") to provide investment services to the Fund. TFAI compensates Morningstar as described in the Prospectus.

Transamerica Investment Management , LLC and Great Companies, LLC are both affiliates of the Fund and are sub-advisers to other funds within ATST.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.10% of ANA

AEGON/Transamerica Series Trust

Annual Report 2005

8

Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The

Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $137.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$1,306,806
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	515,546
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$11,121
Long-term Capital Gain	1,003
2005 Distributions paid from:
Ordinary Income	29,471
Long-term Capital Gain	72,694

AEGON/Transamerica Series Trust

Annual Report 2005

9

Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$54,145
Undistributed Long-term Capital Gain	$143,226
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$335,151

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$2,416,314
Unrealized Appreciation	$340,764
Unrealized (Depreciation)	(5,613)
Net Unrealized Appreciation (Depreciation)	$335,151

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Asset Allocation–Moderate Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation–Moderate Growth Portfolio (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Asset Allocation–Moderate Growth Portfolio (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $72,694 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

Asset Allocation–Moderate Growth Portfolio 11

Asset Allocation–Moderate Growth Portfolio

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Asset Allocation – Moderate Growth Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Asset Allocation Management Agreement of the Portfolio between TFAI and Morningstar Associates, LLC (the "Portfolio Construction Manager"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Asset Allocation Management Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Portfolio Construction Manager (such as in-person presentations by the Portfolio Construction Manager) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Asset Allocation Management Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Portfolio Construction Manager's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Portfolio Construction Manager, TFAI's management oversight process, the professional qualifications and experience of the Portfolio Construction Manager's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Portfolio Construction Manager proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Portfolio Construction Manager's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Portfolio Construction Manager generally had achieved superior investment performance, noting that the performance of the Portfolio generally has been superior relative to its peers over the past one-, two- and three-year periods and superior to the benchmark index over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Portfolio Construction Manager, the Trustees concluded that TFAI and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Portfolio Construction Manager's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. However, the Board noted that the profitability data provided to the Board is based on a prior fee arrangement which has been changed following negotiations between TFAI and the Portfolio Construction Manager pursuant to which the Portfolio Construction Manager agreed to assume additional responsibilities in managing the Portfolio as a sub-adviser, rather than as a consultant, and the Board noted that the Portfolio Construction Manager receives the entirety of the management fee payable by the Portfolio while TFAI gets compensated through the management fees payable by the underlying portfolios in which the Portfolio invests. The Trustees reviewed data from Lipper that compared the Portfolio's management fees, and other fees and expenses (including total expenses including and excluding 12b-1 distribution

AEGON/Transamerica Series Trust

Annual Report 2005

12

Asset Allocation–Moderate Growth Portfolio (continued)

and service fees). Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Portfolio Construction Manager, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Portfolio Construction Manager's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Portfolio Construction Manager.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the management fee of the Portfolio does not contain asset-based breakpoints, despite TFAI's efforts to negotiate such breakpoints with the Portfolio Construction Manager (the Board instructed TFAI to continue to try to negotiate breakpoints for the Portfolio in the future). However, the Board also noted that, based on the information provided by TFAI, the Portfolio's investments in underlying portfolios have permitted the realization of breakpoints (or lower breakpoints) at the underlying portfolio level which, indirectly, benefit the Portfolio and its shareholders, as well as the underlying portfolios. The Board carefully reviewed the one- and three-year performance record and the fees and expenses of the Portfolio and the comparative information provided by Lipper. The Board noted that the Portfolio has management fees in line with, or lower than, its peers. The Board also concluded that the Portfolio's management fee appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable by the underlying portfolios to TFAI and fees payable to the Portfolio Construction Manager, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI (including any benefits derived from investment advisory fees payable to TFAI with respect to the underlying portfolios in which the Portfolio invests) or the Portfolio Construction Manager from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Portfolio Construction Manager realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Capital Guardian Global

MARKET ENVIRONMENT

Stocks had robust gains late in the year, capping off a strong year for international investing. The best results by far came from Japan, where the Nikkei 225 Stock Index closed the year at its highest level since September 2000. Continental Europe was the next best region, while the U.K. and U.S. lagged. The U.S. dollar strengthened against other major currencies.

Cyclical stocks had better results than defensive ones. The best returns came from the materials, financials, industrials and energy sectors. Some areas within the materials sector benefited from the perception of improved supply and demand fundamentals. Financials received a boost from companies with capital markets exposure, as they continued to see surging profits from trading and investment banking. Insurance stocks rose, particularly in Europe, on firmer premiums and the prospect of a longer pricing cycle.

Wireless telecommunications had negative returns. Vodafone Group Plc epitomized poor investor sentiment, with concerns about margin guidance and strategic direction impacting the stock in the fourth quarter. While integrated oil stocks slid as the price of oil retreated, they remained the best-performing stocks by far for the full year.

Good results for equities came against a backdrop of healthy economies in the U.S. and emerging markets, and improving economies in Europe and Japan. In Japan, optimism about an economic resurgence continued to build, deflation appeared to be nearing an end, and economic reforms regained momentum as Parliament approved the privatization of Japan Post.

PERFORMANCE

For the year ended December 31, 2005, Capital Guardian Global, Initial Class returned 10.18%. By comparison its benchmark, the Morgan Stanley Capital International World Index returned 10.02%.

STRATEGY REVIEW

Stock selection in the information technology and energy sectors helped achieve good portfolio results. We emphasized dominant companies gaining market share in information technology such as Softbank Corp. and Hewlett-Packard Co., and semiconductor equipment companies like KLA-Tencor Corp., Samsung Electronics Co., Ltd., Taiwan Semiconductor Manufacturing Co., Ltd., and Applied Materials, Inc. that should benefit from a cyclical chip recovery and a shift toward flash memory. Stock selection in Japan was positive overall. An overweight position in Japan and underweight position in the U.S. also proved beneficial, as did an overweight in oil services stocks and an underweight in integrated oil companies in the energy sector.

Strong portfolio returns overall were impacted negatively by stock selection in the materials and financials sectors.

The financials sector was mixed, but ended the year as a detractor to returns. Within this group, the portfolio's many Japanese holdings such as Sumitomo Mitsui Financial Group, Inc., Mitsubishi Estate Co., and Orix Corp. were among the top overall contributors for the year. While Japan was reaching new highs, our positions in U.S. government-sponsored mortgage providers Federal Home Loan Mortgage Corp. and Federal National Mortgage Association hurt results, as continued uncertainty over their future regulatory oversight caused these stocks to decline.

Investment Team

Capital Guardian Trust Company

AEGON/Transamerica Series Trust

Annual Report 2005

1

Capital Guardian Global

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	10.18%	3.93%	6.26%	2/3/98
MSCIW[1]	10.02%	2.64%	5.34%	2/3/98
Service Class	9.90%	–	19.74%	5/1/03

NOTES

1  The Morgan Stanley Capital InternationalWorld (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of initial class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio, of the Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's subadviser since October 9, 2000. Prior to that a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Capital Guardian Global

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,125.40	1.12%	$6.00
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70
Service Class
Actual	1,000.00	1,124.30	1.38	7.39
Hypothetical (b)	1,000.00	1,018.25	1.38	7.02

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Capital Guardian Global

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.7%)
United States (0.7%)
Chubb Corp.	24,400	$857
General Motors Corp.	55,800	872
Total Convertible Preferred Stocks (cost: $1,852)		1,729
PREFERRED STOCKS (0.1%)
Germany (0.1%)
Volkswagen AG	2,400	92
Total Preferred Stocks (cost: $86)		92
COMMON STOCKS (91.1%)
Australia (2.4%)
Amcor, Ltd.	68,300	374
Boral, Ltd.	142,717	848
Coca-Cola Amatil, Ltd.	121,500	687
Macquarie Bank, Ltd.	1,143	57
Promina Group, Ltd.	194,900	692
QBE Insurance Group, Ltd.	12,700	183
Rinker Group, Ltd.	100,340	1,211
Toll Holdings, Ltd.	46,185	505
Wesfarmers, Ltd.	13,800	374
Westpac Banking Corp.	39,100	653
Austria (0.6%)
Raiffeisen International Bank Holding AG ‡	3,200	209
Telekom Austria AG	54,562	1,220
Belgium (0.3%)
Fanuc, Ltd.	14,899	698
Bermuda (1.3%)
Cooper Industries, Ltd.–Class A	5,800	423
Hongkong Land Holdings, Ltd.	86,000	270
Li & Fung, Ltd.	249,000	480
PartnerRe, Ltd.	8,500	558
Tyco International, Ltd.	26,300	759
Weatherford International, Ltd. ‡	19,600	710
Canada (4.0%)
Alcan, Inc.	38,000	1,555
Cameco Corp.	19,600	1,239
Canadian Natural Resources, Ltd.	33,900	1,674
IGM Financial, Inc. †	19,800	782
Inco, Ltd. †	24,500	1,068
Methanex Corp.	34,300	642
Noranda, Inc.	18,300	541
Potash Corp. of Saskatchewan	8,700	694
Suncor Energy, Inc.	9,800	616
TELUS Corp.	18,300	750

	Shares	Value
Cayman Islands (0.1%)
XL Capital, Ltd.–Class A	4,600	$310
France (4.2%)
Air Liquide	2,280	437
AXA	10,900	351
BNP Paribas	18,300	1,476
Bouygues	44,500	2,169
Carrefour SA	7,520	351
L'Oreal SA	12,600	934
Safran SA	16,100	384
Sanofi-Aventis	21,300	1,860
Schneider Electric SA	15,400	1,369
Veolia Environnement	12,000	542
Germany (2.7%)
Allianz AG	3,400	513
Bayer AG	28,000	1,166
Bayerische Motoren Werke AG	15,200	665
DaimlerChrysler AG	9,800	499
Deutsche Bank AG	2,300	222
Deutsche Post AG	18,900	457
Heidelberger Druckmaschinen	12,300	469
Infineon Technologies AG ‡	19,200	175
SAP AG	1,900	343
SAP AG, ADR	13,200	595
Siemens AG	10,300	880
Volkswagen AG †	7,300	385
Hong Kong (0.8%)
Johnson Electric Holdings, Ltd.	8,000	8
Link (The)–REIT ‡(a)	444,500	843
PCCW, Ltd.	1,365,000	841
Sun Hung Kai Properties, Ltd.	29,000	282
Ireland (0.6%)
CRH PLC	20,200	592
Iaws Group PLC	60,000	860
Israel (0.6%)
Teva Pharmaceutical Industries, Ltd., ADR †	30,800	1,325
Japan (15.8%)
Aeon Co., Ltd.	47,700	1,213
Bank of Yokohama, Ltd. (The)	126,000	1,031
Canon, Inc. †	7,000	409
Daimaru, Inc.	97,000	1,399
Enplas Corp.	13,000	361
Fanuc, Ltd.	10,200	865
Kansai Electric Power Co. (The), Inc.	32,500	698
Kao Corp.	19,000	509
Millea Holdings, Inc.	24	413

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
Mitsubishi Estate Co., Ltd.	97,000	$2,014
Mitsubishi Tokyo Financial Group, Inc.	185	2,509
Nintendo Co., Ltd.	9,100	1,099
Nippon Electric Glass Co., Ltd.	53,000	1,157
Nippon Telegraph & Telephone Corp.	128	582
Nitto Denko Corp.	21,400	1,667
ORIX Corp. (a)	3,500	891
Ricoh Co., Ltd.	23,000	403
Sekisui House, Ltd.	8,000	101
Shimamura Co., Ltd.	7,600	1,051
SMC Corp.	5,900	843
Softbank Corp. †	80,700	3,406
Sumitomo Corp.	169,000	2,184
Sumitomo Mitsui Financial Group, Inc.	308	3,263
Sumitomo Realty & Development Co., Ltd.	37,000	804
Suzuki Motor Corp.	68,000	1,259
T&D Holdings, Inc.	3,400	225
Takeda Pharmaceutical Co., Ltd.	17,700	957
Tokyo Electric Power Co. (The), Inc.	14,300	347
Tokyo Electron, Ltd.	22,000	1,382
Tokyo Gas Co., Ltd.	140,000	622
Tokyu Corp.	97,000	686
Toto, Ltd. †	128,000	1,082
Trend Micro, Inc. ‡	16,000	605
Yahoo! Japan Corp.	558	847
Yamato Transport Co., Ltd.	36,000	597
Mexico (0.9%)
America Movil SA de CV–Class L, ADR	55,800	1,633
America Telecom SA de CV, ADR ‡†§	45,400	441
Netherland Antilles (1.0%)
Schlumberger, Ltd. †	24,100	2,341
Netherlands (4.3%)
ABN AMRO Holding NV	29,390	766
ASML Holding NV ‡†	54,200	1,081
ASML Holding NV, ADR ‡†	4,200	84
Heineken NV	12,487	395
ING Groep NV	20,610	713
Reed Elsevier NV	40,500	564
Royal Dutch Shell PLC–Class A	113,385	3,450
Royal Dutch Shell PLC–Class A, ADR	9,500	584
Royal Numico NV ‡	23,400	966
Unilever NV	23,500	1,604
Norway (0.1%)
Norske Skogindustrier ASA	14,384	228
Portugal (0.3%)
Portugal Telecom SGPS SA	67,000	676

	Shares	Value
Singapore (0.8%)
DBS Group Holdings, Ltd.	28,000	$278
Singapore Telecommunications, Ltd.	618,990	972
United Overseas Bank, Ltd.	66,000	580
South Africa (1.2%)
Sasol, Ltd.	78,600	2,808
South Korea (0.8%)
Samsung Electronics Co., Ltd.	2,400	1,555
Samsung Electronics Co., Ltd., GDR–144A	1,130	372
Spain (2.0%)
Banco Bilbao Vizcaya Argentaria SA	79,400	1,413
Banco Santander Central Hispano SA	69,800	918
Iberdrola SA	20,400	556
Repsol YPF SA	60,400	1,758
Sweden (0.6%)
Telefonaktiebolaget LM Ericsson, ADR ‡†	10,900	375
Telefonaktiebolaget LM Ericsson–Class B	310,600	1,066
Switzerland (5.1%)
Compagnie Financiere Richemont AG–Class A	18,793	816
Credit Suisse Group	15,452	786
Givaudan	500	338
Holcim, Ltd.	29,526	2,007
Lindt & Spruengli AG	220	374
Nestle SA	2,859	853
Novartis AG	59,169	3,102
Roche Holding AG-Genusschein	10,983	1,645
Swiss Reinsurance (a)	18,355	1,341
UBS AG	8,457	803
Taiwan (0.1%)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	30,800	305
United Kingdom (6.9%)
AstraZeneca PLC	47,900	2,340
AstraZeneca PLC, ADR	29,500	1,434
BHP Billiton PLC	58,747	958
Bradford & Bingley PLC	83,500	589
Corus Group PLC ‡m	413,600	—	☐
HBOS PLC	119,500	2,038
Kingfisher PLC	95,700	390
Lloyds TSB Group PLC	40,200	337
Reed Elsevier PLC	62,100	582
Rolls-Royce Group PLC ‡	48,500	356
Royal Bank of Scotland Group PLC	72,200	2,177
Standard Chartered PLC	29,000	645
Vodafone Group PLC	1,755,866	3,785
Yell Group PLC	86,200	794

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
United States (33.6%)
Adobe Systems, Inc.	17,000	$628
Affiliated Computer Services, Inc.–Class A ‡	21,900	1,296
Allergan, Inc.	16,700	1,803
Altera Corp. ‡†	86,100	1,595
Altria Group, Inc.	9,200	687
American International Group, Inc.	11,950	815
American Standard Cos., Inc.	28,900	1,155
American Tower Corp.–Class A ‡†	14,900	404
Amgen, Inc. ‡	6,800	536
Anheuser-Busch Cos., Inc. †	36,200	1,555
Applied Materials, Inc.	148,559	2,665
Avon Products, Inc.	19,400	554
Baker Hughes, Inc.	7,300	444
Baxter International, Inc.	23,500	885
Berkshire Hathaway, Inc.–Class A ‡	24	2,127
Brocade Communications Systems, Inc. ‡	93,500	381
Capital One Financial Corp.	4,100	354
Chevron Corp.	9,138	519
Cisco Systems, Inc. ‡	179,000	3,065
Clear Channel Communications, Inc.	24,700	777
Comcast Corp.–Class A ‡	25,500	662
Corning, Inc. ‡	42,100	828
Danaher Corp. †	17,200	959
DIRECTV Group (The), Inc. ‡	12,200	172
Endo Pharmaceuticals Holdings, Inc. ‡	17,600	533
Fannie Mae	64,600	3,153
Fifth Third Bancorp	16,500	622
Fluor Corp.	19,800	1,530
Forest Laboratories, Inc. ‡	65,000	2,644
Freddie Mac	30,400	1,987
Gap (The), Inc.	44,500	785
General Electric Co.	85,800	3,007
General Motors Corp.	1,400	27
Golden West Financial Corp.	8,700	574
Hewlett-Packard Co.	17,200	492
Hudson City Bancorp, Inc.	49,600	601
Huntsman Corp. ‡	52,800	909
IKON Office Solutions, Inc.	39,900	415
Illinois Tool Works, Inc.	9,300	818
Intel Corp.	24,000	599
International Paper Co. †	14,500	487
IVAX Corp. ‡†	20,500	642
Jabil Circuit, Inc. ‡	26,100	968
JP Morgan Chase & Co.	52,288	2,075
KLA-Tencor Corp. †	47,900	2,363
Kraft Foods, Inc.–Class A †	15,000	422
Leggett & Platt, Inc. †	15,200	349

	Shares	Value
United States (continued)
Lexmark International, Inc. ‡	4,800	$215
Lincare Holdings, Inc. ‡	21,800	914
Linear Technology Corp.	13,800	498
Medtronic, Inc.	15,000	864
Microsoft Corp.	53,100	1,389
News Corp., Inc.–Class A	51,513	801
Northern Trust Corp.	4,900	254
Northrop Grumman Corp.	6,300	379
Pepsi Bottling Group, Inc.	25,600	732
PepsiCo, Inc.	8,800	520
Pfizer, Inc.	29,400	686
Sandisk Corp. ‡	33,900	2,130
SLM Corp.	37,200	2,049
Sprint Nextel Corp.	115,750	2,704
Starwood Hotels & Resorts Worldwide, Inc.	13,700	875
SYSCO Corp.	63,000	1,956
Target Corp.	11,200	616
Tenet Healthcare Corp. ‡	97,700	748
Time Warner, Inc.	135,050	2,355
United Parcel Service, Inc.–Class B	10,700	804
United Technologies Corp.	28,600	1,599
Verizon Communications, Inc.	17,400	524
Washington Mutual, Inc.	40,000	1,740
Wells Fargo & Co.	11,800	741
Xilinx, Inc. †	84,700	2,135
Yahoo!, Inc. ‡	8,900	349
Total Common Stocks (cost: $179,400)		215,673
	Principal Amount	Value
SECURITY LENDING COLLATERAL (8.1%)
Debt (6.9%)
Bank Notes (0.2%)
Bank of America 4.27%, due 01/17/2006 *	$284	$284
4.31%, due 08/10/2006 *	233	233
Certificates of Deposit (0.3%)
Barclays 4.31%, due 01/17/2006 *	179	179
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	253	253
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	101	101
Rabobank Nederland 4.10%, due 05/31/2006 *	253	253

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal Amount	Value
Commercial Paper (0.8%)
Fairway Finance–144A 4.31%, due 01/10/2006	$505	$505
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	253	253
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	99	99
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	252	252
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	201	201
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	200	200
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	122	122
Yorktown Capital LLC 4.27%, due 01/05/2006	253	253
Euro Dollar Overnight (1.1%)
Calyon 4.34%, due 01/05/2006	253	253
Fortis Bank 4.35%, due 01/03/2006	506	506
4.35%, due 01/05/2006	481	481
Harris Trust & Savings Bank 4.25%, due 01/05/2006	415	415
National Australia Bank 4.16%, due 01/03/2006	517	517
Rabobank Nederland 4.15%, due 01/03/2006	182	182
Wells Fargo 4.27%, due 01/03/2006	253	253
Euro Dollar Terms (2.3%)
Bank of Montreal 4.30%, due 01/19/2006	507	507
Barclays 4.27%, due 01/25/2006	152	152
4.30%, due 01/31/2006	405	405
BNP Paribas 4.22%, due 01/24/2006	253	253
Dexia Group 4.25%, due 01/09/2006	253	253
Rabobank Nederland 4.21%, due 01/19/2006	456	456
Royal Bank of Canada 4.25%, due 01/24/2006	355	355

	Principal Amount	Value
Euro Dollar Terms (continued)
Royal Bank of Scotland
4.30%, due 01/31/2006	$760	$760
4.31%, due 02/01/2006	557	557
Societe Generale 4.28%, due 01/30/2006	507	507
UBS AG 4.26%, due 01/10/2006	507	507
Wells Fargo 4.29%, due 01/30/2006	760	760
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006	304	304
4.39%, due 06/06/2006	101	101
Repurchase Agreements (2.0%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $848 on 01/03/2006	848	848
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $2,024 on 01/03/2006	2,023	2,023
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $14 on 01/03/2006	14	14
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $1,622 on 01/03/2006	1,621	1,621
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $179 on 01/03/2006	179	179
	Shares	Value
Investment Companies (1.2%)
American Beacon Fund 1-day yield of 4.19%	69,440	$69
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	658,453	658
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	273,511	274
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	1,793,103	1,793
Total Security Lending Collateral (cost: $19,151)		19,151
Total Investment Securities (cost: $200,489)		$236,645

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
British Pound Sterling	14	01/24/2006	$25	$(1)
British Pound Sterling	604	04/11/2006	1,065	(27)
British Pound Sterling	(604)	04/11/2006	(1,070)	32
Euro Dollar	950	05/25/2006	1,137	(7)
Euro Dollar	(2,513)	05/25/2006	(2,981)	(8)
Japanese Yen	387,761	01/10/2006	3,589	(301)
Japanese Yen	(387,761)	01/10/2006	(3,536)	249
			$(1,771)	$(63)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:
Currency Bought		Currency Sold		Settlement Date	Net Unrealized Appreciation (Depreciation)
Canadian Dollar	1,230	British Pound Sterling	(599)	01/24/2006	$25
British Pound Sterling	1,128	Canadian Dollar	(2,372)	01/2006	(95)
British Pound Sterling	624	Swiss Franc	(1,408)	03/2006	(5)
					$(75)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $16,740.

☐  Value is less than $1.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $4,777, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

§  Security is deemed to be illiquid.

(a)  Passive Foreign Investment Company.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $2,004 or 0.8% of the total investments of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

SGPS  Sociedade Gestora de Participações Socialis (Holding Enterprise)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Capital Guardian Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts in thousands)

	Percentage of Total Investment	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	9.2%	$21,758
Pharmaceuticals	8.5%	20,205
Oil & Gas Extraction	6.0%	14,283
Telecommunications	5.7%	13,452
Electronic Components & Accessories	4.7%	11,004
Business Credit Institutions	3.4%	8,069
Computer & Office Equipment	3.4%	8,063
Industrial Machinery & Equipment	3.3%	7,763
Chemicals & Allied Products	3.0%	7,156
Holding & Other Investment Offices	2.7%	6,376
Computer & Data Processing Services	2.6%	6,052
Insurance	2.5%	5,907
Electronic & Other Electric Equipment	2.2%	5,176
Automotive	1.6%	3,799
Instruments & Related Products	1.6%	3,706
Wholesale Trade Nondurable Goods	1.5%	3,560
Beverages	1.5%	3,494
Wholesale Trade Durable Goods	1.5%	3,459
Food & Kindred Products	1.4%	3,302
Motion Pictures	1.3%	3,156
Communications Equipment	1.2%	2,945
Savings Institutions	1.2%	2,915
Stone, Clay & Glass Products	1.2%	2,855
Metal Mining	1.2%	2,848
Personal Credit Institutions	1.0%	2,403
Residential Building Construction	1.0%	2,397
Aerospace	1.0%	2,334
Lumber & Other Building Materials	0.9%	2,193
Engineering & Management Services	0.9%	2,169
Business Services	0.9%	2,031
Printing & Publishing	0.8%	1,940
Medical Instruments & Supplies	0.7%	1,749
Health Services	0.7%	1,662
Electric Services	0.7%	1,601

	Percentage of Total Investment	Value
INVESTMENTS BY INDUSTRY (continued)
Primary Metal Industries	0.7%	$1,555
Construction	0.6%	1,530
Furniture & Fixtures	0.6%	1,431
Trucking & Warehousing	0.6%	1,401
Department Stores	0.6%	1,399
Communication	0.5%	1,238
Misc. General Merchandise Stores	0.5%	1,213
Petroleum Refining	0.5%	1,135
Manufacturing Industries	0.5%	1,099
Real Estate	0.5%	1,074
Life Insurance	0.4%	1,064
Shoe Stores	0.4%	1,051
Transportation & Public Utilities	0.4%	962
Hotels & Other Lodging Places	0.4%	875
Security & Commodity Brokers	0.4%	839
Retail Trade	0.3%	816
Apparel & Accessory Stores	0.3%	785
Mining	0.3%	694
Railroads	0.3%	686
Gas Production & Distribution	0.3%	622
Variety Stores	0.3%	616
Mortgage Bankers & Brokers	0.2%	589
Radio & Television Broadcasting	0.2%	542
Paper & Allied Products	0.2%	487
Transportation Equipment	0.2%	480
Beer, Wine & Distilled Beverages	0.2%	395
Metal Cans & Shipping Containers	0.2%	374
Food Stores	0.1%	351
Paper & Paper Products	0.1%	228
Electrical Goods	0.1%	181
Investment Securities, at value	91.9%	217,494
Security Lending Collateral	8.1%	19,151
Total Investment Securities	100.0%	$236,645

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Capital Guardian Global

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $200,489) (including securities loaned of $16,740)	$236,645
Cash	2,315
Receivables:
Investment securities sold	384
Shares sold	95
Interest	64
Income from loaned securities	1
Dividends	371
Dividend reclaims receivable	42
Unrealized appreciation on forward foreign currency contracts	306
240,223
Liabilities:
Investment securities purchased	26
Accounts payable and accrued liabilities:
Shares redeemed	70
Management and advisory fees	254
Service fees	2
Administration fees	5
Payable for collateral for securities on loan	19,151
Unrealized depreciation on forward foreign currency contracts	444
Other	47
19,999
Net Assets	$220,224
Net Assets Consist of:
Capital stock ($.01 par value)	$161
Additional paid-in capital	110,674
Distributable net investment income (loss)	4,413
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	68,961
Net unrealized appreciation (depreciation) on:
Investment securities	36,156
Translation of assets and liabilites denominated in foreign currencies	(141)
Net Assets	$220,224
Net Assets by Class:
Initial Class	$210,441
Service Class	9,783
Shares Outstanding:
Initial Class	15,371
Service Class	715
Net Asset Value and Offering Price Per Share:
Initial Class	$13.69
Service Class	13.67

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$203
Dividends (net of withholding taxes on foreign dividends of $457)	7,322
Income from loaned securities–net	140
7,665
Expenses:
Management and advisory fees	3,888
Printing and shareholder reports	42
Custody fees	236
Administration fees	78
Legal fees	7
Audit fees	17
Trustees fees	14
Service fees:
Service Class	18
Other	18
Total expenses	4,318
Net Investment Income (Loss)	3,347
Net Realized Gain (Loss) from:
Investment securities	70,076
Foreign currency transactions	1,096
71,172
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(37,947)
Translation of assets and liabilities denominated in foreign currencies	(84)
(38,031)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	33,141
Net Increase (Decrease) in Net Assets Resulting from Operations	$36,488

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Capital Guardian Global

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,347	$2,318
Net realized gain (loss) from investment securities and foreign currency transactions	71,172	18,293
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(38,031)	16,633
	36,488	37,244
Distributions to Shareholders:
From net investment income:
Initial Class	(1,746)	(1,283)
Service Class	(26)	(4)
	(1,772)	(1,287)
From net realized gains:
Initial Class	(12,390)	–
Service Class	(240)	–
	(12,630)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	24,167	120,022
Service Class	4,872	4,471
	29,039	124,493
Dividends and distributions reinvested:
Initial Class	14,136	1,283
Service Class	266	4
	14,402	1,287
Cost of shares redeemed:
Initial Class	(259,203)	(18,579)
Service Class	(1,763)	(317)
	(260,966)	(18,896)
	(217,525)	106,884
Net increase (decrease) in net assets	(195,439)	142,841
Net Assets:
Beginning of year	415,663	272,822
End of year	$220,224	$415,663
Distributable Net Investment Income (Loss)	$4,413	$1,235

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,883	9,974
Service Class	380	377
	2,263	10,351
Shares issued–reinvested from distributions:
Initial Class	1,105	116
Service Class	21	–
	1,126	116
Shares redeemed:
Initial Class	(19,428)	(1,574)
Service Class	(139)	(28)
	(19,567)	(1,602)
Net increase (decrease) in shares outstanding:
Initial Class	(16,440)	8,516
Service Class	262	349
	(16,178)	8,865

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Capital Guardian Global

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.88	$0.11	$1.17	$1.28	$(0.06)	$(0.41)	$(0.47)	$13.69
	12/31/2004	11.66	0.08	1.18	1.26	(0.04)	–	(0.04)	12.88
	12/31/2003	8.49	0.05	3.14	3.19	(0.02)	–	(0.02)	11.66
	12/31/2002	10.57	0.01	(2.07)	(2.06)	(0.02)	–	(0.02)	8.49
	12/31/2001	12.06	–	(1.22)	(1.22)	–	(0.27)	(0.27)	10.57
Service Class	12/31/2005	12.88	0.07	1.17	1.24	(0.04)	(0.41)	(0.45)	13.67
	12/31/2004	11.66	0.05	1.18	1.23	(0.01)	–	(0.01)	12.88
	12/31/2003	8.76	(0.01)	2.91	2.90	–	–	–	11.66

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	10.18%	$210,441	1.10%	1.10%	0.86%	32%
	12/31/2004	10.88	409,831	1.10	1.10	0.65	23
	12/31/2003	37.60	271,610	1.14	1.14	0.48	20
	12/31/2002	(19.52)	120,447	1.29	1.29	0.17	33
	12/31/2001	(10.36)	44,477	1.34	1.35	0.03	45
Service Class	12/31/2005	9.90	9,783	1.35	1.35	0.55	32
	12/31/2004	10.60	5,832	1.35	1.35	0.38	23
	12/31/2003	33.11	1,212	1.39	1.39	(0.14)	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Capital Guardian Global (the "Fund") share classes commenced operations as follows:

Initial Class – February 3, 1998
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian Global (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2005, of $79 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $60, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2005, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2. RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

1.05% of the first $150 million of ANA
1.00% of the next $150 million of ANA
0.90% of the next $200 million of ANA
0.825% of the next $250 million of ANA
0.80% of the next $250 million of ANA
0.75% of the next $1 billion of ANA
0.70% of ANA over $2 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.32% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $11.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$119,791
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	329,039
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, passive foreign investment companies and post October loss deferrals.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Capital Guardian Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(8)
Distributable net investment income (loss)	1,603
Accumulated net realized gain (loss) from investment securities	(1,595)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$1,287
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	1,772
Long-term Capital Gain	12,630

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$10,367
Undistributed Long-term Capital Gain	$64,974
Post October Currency Loss Deferral	$(230)
Net Unrealized Appreciation (Depreciation)	$34,278	*

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$202,364
Unrealized Appreciation	$39,959
Unrealized (Depreciation)	(5,678)
Net Unrealized Appreciation (Depreciation)	$34,281

NOTE 5. REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Capital Guardian Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian Global (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Capital Guardian Global (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $12,630 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

17

Capital Guardian Global

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Capital Guardian Global (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Capital Guardian Trust Company (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance, noting that although the Portfolio's performance was below median relative to its peers over the past one- and two-year periods, its performance was above median relative to its peers over the past three- and five-year periods, and competitive to the benchmark index over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board noted the new pricing schedule for the Portfolio, which will result in TFAI paying lower sub-advisory fees to the Sub-Adviser. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment

AEGON/Transamerica Series Trust

Annual Report 2005

18

Capital Guardian Global (continued)

management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realizes "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

19

Capital Guardian U.S. Equity

MARKET ENVIRONMENT

A rally late in the year brought results for the full year into respectable territory. Equity markets were supported all year by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes and rising short-term interest rates.

Many economically sensitive companies, especially those in the materials and industrial sectors, rose sharply after having languished for most of the year. Conversely, towards the end of the year, defensive areas such as utilities and consumer staples lagged after posting better-than-average returns in previous quarters; growth stocks outperformed value stocks for the third consecutive quarter, though they underperformed for the calendar year.

Similarly, financials ended the year on a high note after trailing the market for most of the year. Profits among financials were strong all year–especially in the area of investment banking, thanks to the high volume of mergers and acquisitions.

Information technology stocks, which were flat over the first nine months of the year, jumped to end the year up slightly. Technology stocks were helped by improved earnings guidance and growing consumer demand, and, in the area of semiconductors, by tighter capacity and the emerging view that flash memory would play a larger role in the next generation of consumer products.

The energy sector was the best-performing sector by far for the full year. While integrated oil stocks slid as oil prices fell and Congress considered levying a windfall profits tax on the industry, they remained the best-performing stocks by far for the full year. Oil services companies also posted strong returns.

PERFORMANCE

For the year ended December 31, 2005, Capital Guardian U.S. Equity, Initial Class returned 6.31%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 4.91%.

STRATEGY REVIEW

The portfolio outperformed its benchmark in 2005 due mainly to strong stock selection in the health care sector. The top contributors within the health care sector represented two of the top ten holdings in the portfolio (AstraZeneca Plc and Allergan, Inc.) as well as Israel-based Teva Pharmaceutical Industries, Ltd., Wellpoint, Inc., and Amgen, Inc. During the later stages of the year, we reduced our exposure to health care somewhat on strength, though we continue to still be overweight relative to the index.

The portfolio also benefited from strong stock selection in the information technology sector, where it is also overweight relative to the index. We feel that certain industry leaders represented in the portfolio such as Google, Inc., KLA-Tencor Corp., and Intel Corp. are gaining market share and this is not yet reflected in their valuations. In the semiconductor equipment area, we own a number of companies for their highly proprietary products and inexpensive valuations. We believe we are entering a cyclical recovery for semiconductors and that a move toward flash memory will require new investment on the part of fabricators.

Results were also helped by positions in the energy sector, where we overweighted, relative to the S&P 500, oil services rather than integrated oil companies. Top contributors within the energy sector included Unocal Corp., Schlumberger, Ltd., and Transocean, Inc.

The top overall detractor for the year was stock selection in the financials sector. Our positions in government-sponsored mortgage providers hurt results, as continued uncertainty over their future regulatory oversight caused these stocks to decline. Other areas that detracted from returns during the year were stock selection in the materials and utilities sectors.

Investment Team
Capital Guardian Trust Company

AEGON/Transamerica Series Trust

Annual Report 2005

1

Capital Guardian U.S. Equity

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	6.31%	3.24%	3.29%	10/9/00
S&P 500[1]	4.91%	0.54%	(0.67)%	10/9/00
Service Class	6.06%	–	15.49%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity of Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Capital Guardian U.S. Equity

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,076.70	0.90%	$4.71
Hypothetical (b)	1,000.00	1,020.67	0.90	4.58
Service Class
Actual	1,000.00	1,075.30	1.15	6.02
Hypothetical (b)	1,000.00	1,019.41	1.15	5.85

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (87.9%)
Aerospace (1.1%)
United Technologies Corp.	57,800	$3,232
Amusement & Recreation Services (0.1%)
Disney (Walt) Co. (The)	6,500	156
Beverages (2.0%)
Anheuser-Busch Cos., Inc. †	38,500	1,654
Coca-Cola Co. (The)	22,100	891
Pepsi Bottling Group, Inc.	10,200	292
PepsiCo, Inc.	54,900	3,243
Business Credit Institutions (2.0%)
Fannie Mae	60,700	2,963
Freddie Mac	43,400	2,836
Business Services (1.3%)
CCE Spinco, Inc. †‡	5,363	70
Clear Channel Communications, Inc.	42,900	1,349
eBay, Inc. ‡	29,300	1,267
Monster Worldwide, Inc. †‡	16,500	674
Omnicom Group, Inc.	6,800	579
Chemicals & Allied Products (2.7%)
Air Products & Chemicals, Inc.	8,300	491
Avon Products, Inc.	134,500	3,840
Dow Chemical Co. (The)	28,400	1,244
Huntsman Corp. ‡	54,000	930
Methanex Corp.	27,700	519
Procter & Gamble Co.	15,500	897
Commercial Banks (4.4%)
Fifth Third Bancorp	26,700	1,007
JP Morgan Chase & Co.	169,204	6,716
State Street Corp.	8,700	482
Wells Fargo & Co.	75,500	4,744
Communication (0.9%)
American Tower Corp.–Class A ‡	24,300	659
Cablevision Systems Corp.–Class A †‡	22,373	525
Comcast Corp.–Class A ‡	19,700	511
DIRECTV Group (The), Inc. ‡	19,800	280
Viacom, Inc.–Class B ‡	17,900	584
Communications Equipment (1.0%)
Corning, Inc. ‡	76,600	1,506
QUALCOMM, Inc.	22,200	956
Siemens AG, ADR †	7,600	650
Computer & Data Processing Services (6.1%)
Adobe Systems, Inc.	69,600	2,572
Affiliated Computer Services, Inc.–Class A ‡	35,600	2,107
Automatic Data Processing, Inc.	17,200	789

	Shares	Value
Computer & Data Processing Services (continued)
Checkfree Corp. ‡	10,200	$468
Google, Inc.–Class A ‡	5,500	2,282
Microsoft Corp.	214,700	5,614
SAP AG, ADR	64,500	2,907
Sun Microsystems, Inc. ‡	142,600	597
Yahoo!, Inc. ‡	24,000	940
Computer & Office Equipment (4.6%)
Cisco Systems, Inc. ‡	231,900	3,970
Dell, Inc. ‡	15,500	465
Hewlett-Packard Co.	38,857	1,112
International Business Machines Corp.	5,500	452
Jabil Circuit, Inc. ‡	57,500	2,133
Lexmark International, Inc. ‡	23,500	1,054
Sandisk Corp. ‡	60,900	3,826
Seagate Technology †	36,100	722
Construction (1.3%)
Fluor Corp.	48,700	3,763
Electric Services (0.6%)
AES Corp. (The) ‡	104,700	1,657
Electric, Gas & Sanitary Services (0.2%)
Exelon Corp.	10,500	558
Electronic & Other Electric Equipment (3.4%)
Cooper Industries, Ltd.–Class A	26,500	1,935
Emerson Electric Co.	8,800	657
General Electric Co.	218,000	7,641
Electronic Components & Accessories (5.2%)
Altera Corp. †‡	170,200	3,154
ASML Holding NV, ADR †‡	40,300	809
Fairchild Semiconductor International, Inc. ‡	43,600	737
Flextronics International, Ltd. ‡	149,100	1,557
Freescale Semiconductor, Inc.–Class A ‡	70,100	1,766
Intel Corp.	51,200	1,278
International Rectifier Corp. †‡	57,300	1,828
JDS Uniphase Corp. ‡	135,400	320
Linear Technology Corp.	24,600	887
Novellus Systems, Inc. ‡	14,100	340
Tyco International, Ltd.	37,800	1,091
Xilinx, Inc.	63,000	1,588
Environmental Services (0.2%)
Allied Waste Industries, Inc. †‡	81,600	713
Food & Kindred Products (3.4%)
Altria Group, Inc.	58,800	4,394
Campbell Soup Co.	51,700	1,539
Kraft Foods, Inc.–Class A †	52,000	1,463
Sara Lee Corp.	36,200	684
Unilever NV-NY Shares	30,100	2,066

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Furniture & Fixtures (0.3%)
Leggett & Platt, Inc. †	32,500	$746
Furniture & Home Furnishings Stores (0.4%)
Williams-Sonoma, Inc. ‡	28,000	1,208
Gas Production & Distribution (0.5%)
Kinder Morgan, Inc.	9,614	884
Williams Cos., Inc. (The)	22,900	531
Health Services (1.4%)
DaVita, Inc. ‡	36,900	1,869
Lincare Holdings, Inc. ‡	27,300	1,144
Omnicare, Inc.	18,900	1,081
Holding & Other Investment Offices (1.0%)
Berkshire Hathaway, Inc.–Class A ‡	25	2,216
General Growth Properties, Inc. REIT	19,300	907
Hotels & Other Lodging Places (0.5%)
Las Vegas Sands Corp. †‡	13,300	525
Starwood Hotels & Resorts Worldwide, Inc.	14,300	913
Industrial Machinery & Equipment (3.1%)
American Standard Cos., Inc.	58,500	2,337
Applied Materials, Inc.	202,400	3,631
Baker Hughes, Inc.	22,200	1,349
Illinois Tool Works, Inc. †	21,300	1,874
Instruments & Related Products (2.5%)
Agilent Technologies, Inc. ‡	16,555	551
Danaher Corp.	37,400	2,086
KLA-Tencor Corp. †	86,900	4,287
Teradyne, Inc. †‡	43,100	628
Insurance (2.7%)
American International Group, Inc.	32,000	2,183
Chubb Corp.	12,900	1,260
RenaissanceRe Holdings, Ltd.	11,500	507
WellPoint, Inc. ‡	36,600	2,920
XL Capital, Ltd.–Class A	18,200	1,226
Insurance Agents, Brokers & Service (0.2%)
Hartford Financial Services Group, Inc. (The)	6,699	575
Lumber & Other Building Materials (1.9%)
Lowe's Cos., Inc. †	84,300	5,619
Management Services (0.2%)
Accenture, Ltd.–Class A	21,500	621
Medical Instruments & Supplies (1.2%)
Baxter International, Inc.	47,300	1,781
Medtronic, Inc.	30,800	1,773
Metal Mining (0.3%)
Newmont Mining Corp.	18,200	972

	Shares	Value
Mining (0.1%)
Potash Corp. of Saskatchewan †	4,900	$393
Motion Pictures (0.5%)
Time Warner, Inc.	89,350	1,558
Oil & Gas Extraction (4.4%)
BJ Services Co. †	22,800	836
Halliburton Co. †	14,100	874
Plains Exploration & Production Co. ‡	14,000	556
Royal Dutch Shell PLC–Class A, ADR	75,200	4,624
Royal Dutch Shell PLC–Class B, ADR †	16,580	1,070
Schlumberger, Ltd. †	28,200	2,740
Transocean, Inc. ‡	13,400	934
Weatherford International, Ltd. ‡	43,400	1,571
Paper & Allied Products (0.2%)
International Paper Co. †	20,500	689
Personal Credit Institutions (3.0%)
AmeriCredit Corp. ‡	23,900	613
Capital One Financial Corp.	9,500	821
SLM Corp.	138,200	7,613
Petroleum Refining (1.0%)
Chevron Corp.	25,219	1,432
Exxon Mobil Corp.	29,400	1,651
Pharmaceuticals (11.4%)
Allergan, Inc.	56,100	6,057
AmerisourceBergen Corp.	44,000	1,822
Amgen, Inc. ‡	8,900	702
AstraZeneca PLC, ADR	154,300	7,499
Endo Pharmaceuticals Holdings, Inc. ‡	17,800	539
Forest Laboratories, Inc. ‡	155,900	6,342
ImClone Systems, Inc. †‡	38,500	1,318
Lilly (Eli) & Co. †	12,400	702
McKesson Corp.	39,700	2,048
Medco Health Solutions, Inc. ‡	30,700	1,713
Millennium Pharmaceuticals, Inc. †‡	67,900	659
Pfizer, Inc.	45,000	1,049
Sepracor, Inc. †‡	11,900	614
Teva Pharmaceutical Industries, Ltd., ADR †	65,000	2,796
Primary Metal Industries (0.9%)
Alcoa, Inc.	92,300	2,729
Radio, Television & Computer Stores (0.2%)
RadioShack Corp.	24,800	522
Railroads (0.1%)
Union Pacific Corp.	5,300	427
Restaurants (0.2%)
McDonald's Corp.	15,700	529

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Retail Trade (0.6%)
Amazon.com, Inc. †‡	9,300	$439
Dollar Tree Stores, Inc. †‡	50,100	1,199
Savings Institutions (2.8%)
Golden West Financial Corp.	31,300	2,066
Hudson City Bancorp, Inc.	117,300	1,422
Washington Mutual, Inc.	111,700	4,859
Security & Commodity Brokers (0.2%)
Goldman Sachs Group, Inc. (The)	4,000	511
Telecommunications (2.4%)
AT&T, Inc.	19,900	487
Qwest Communications International ‡	193,900	1,096
Sprint Nextel Corp.	169,650	3,963
Verizon Communications, Inc.	48,400	1,458
Transportation & Public Utilities (0.2%)
Expedia, Inc. †‡	21,649	519
Kinder Morgan Management LLC ‡	1,578	72
Trucking & Warehousing (1.0%)
United Parcel Service, Inc.–Class B	38,500	2,893
Variety Stores (1.3%)
Costco Wholesale Corp. †	25,800	1,276
Target Corp.	46,200	2,540
Water Transportation (0.2%)
Carnival Corp.	10,600	567
Wholesale Trade Nondurable Goods (0.5%)
SYSCO Corp.	48,800	1,515
Total Common Stocks (cost: $216,934)		261,310
	Principal	Value
SECURITY LENDING COLLATERAL (12.1%)
Debt (10.3%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$533	$533
4.31%, due 08/10/2006 *	438	438
Certificates Of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	336	336
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	476	476
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	190	190
Rabobank Nederland 4.10%, due 05/31/2006 *	476	476

	Principal	Value
Commercial Paper (1.2%)
Fairway Finance–144A 4.31%, due 01/10/2006	$949	$949
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	476	476
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	187	187
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	472	472
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	378	378
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	376	376
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	228	228
Yorktown Capital LLC 4.27%, due 01/05/2006	476	476
Euro Dollar Overnight (1.6%)
Calyon 4.34%, due 01/05/2006	476	476
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	951 904	951 904
Harris Trust & Savings Bank 4.25%, due 01/05/2006	780	780
National Australia Bank 4.16%, due 01/03/2006	971	971
Rabobank Nederland 4.15%, due 01/03/2006	342	342
Wells Fargo 4.27%, due 01/03/2006	476	476
Euro Dollar Terms (3.4%)
Bank of Montreal 4.30%, due 01/19/2006	951	951
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	285 761	285 761
BNP Paribas 4.22%, due 01/24/2006	476	476
Dexia Group 4.25%, due 01/09/2006	476	476
Rabobank Nederland 4.21%, due 01/19/2006	856	856
Royal Bank of Canada 4.25%, due 01/24/2006	666	666
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	1,427 1,046	1,427 1,046

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Capital Guardian U.S. Equity

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Societe Generale 4.28%, due 01/30/2006	$951	$951
UBS AG 4.26%, due 01/10/2006	951	951
Wells Fargo 4.29%, due 01/30/2006	1,427	1,427
Promissory Notes (0.3%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	571 190	571 190
Repurchase Agreements (3.0%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $1,593 on 01/03/2006	1,592	1,592
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $3,801 on 01/03/2006	3,799	3,799
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $25 on 01/03/2006	25	25

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $3,046 on 01/03/2006	$3,044	$3,044
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $336 on 01/03/2006	336	336
	Shares	Value
Investment Companies (1.8%)
American Beacon Fund 1-day yield of 4.19%	130,423	$130
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	1,236,714	1,237
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	513,712	514
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	3,367,825	3,368
Total Security Lending Collateral (cost: $35,970)		35,970
Total Investment Securities (cost: $252,904)		$297,280

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $34,850.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $8,973, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $3,066 or 1.0% of the total investments of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Capital Guardian U.S. Equity

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $252,904) (including securities loaned of $34,850)	$297,280
Cash	2,084
Receivables:
Investment securities sold	256
Shares sold	950
Interest	10
Dividends	332
300,912
Liabilities:
Investment securities purchased	19
Accounts payable and accrued liabilities:
Shares redeemed	86
Management and advisory fees	186
Service fees	2
Administration fees	5
Payable for collateral for securities on loan	35,970
Other	31
36,299
Net Assets	$264,613
Net Assets Consist of:
Capital stock ($.01 par value)	$234
Additional paid-in capital	196,209
Distributable net investment income (loss)	1,396
Accumulated net realized gain (loss) from investment securities	22,398
Net unrealized appreciation (depreciation) on investment securities	44,376
Net Assets	$264,613
Net Assets by Class:
Initial Class	$254,860
Service Class	9,753
Shares Outstanding:
Initial Class	22,514
Service Class	863
Net Asset Value and Offering Price Per Share:
Initial Class	$11.32
Service Class	11.31

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$53
Dividends (net of withholding taxes on foreign dividends of $55)	3,639
Income from loaned securities–net	56
3,748
Expenses:
Management and advisory fees	2,140
Printing and shareholder reports	50
Custody fees	42
Administration fees	52
Legal fees	5
Audit fees	14
Trustees fees	9
Service fees:
Service Class	22
Other	7
Total expenses	2,341
Net Investment Income (Loss)	1,407
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	23,680
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(9,442)
Net Realized and Unrealized Gain (Loss) on Investment Securities	14,238
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,645

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Capital Guardian U.S. Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,407	$1,449
Net realized gain (loss) from investment securities	23,680	11,876
Change in unrealized appreciation (depreciation) on investment securities	(9,442)	10,453
	15,645	23,778
Distributions to Shareholders:
From net investment income:
Initial Class	(1,383)	(726)
Service Class	(38)	(3)
	(1,421)	(729)
From net realized gains:
Initial Class	(7,104)	–
Service Class	(263)	–
	(7,367)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	17,783	33,928
Service Class	3,043	6,140
	20,826	40,068
Dividends and distributions reinvested:
Initial Class	8,487	726
Service Class	301	3
	8,788	729
Cost of shares redeemed:
Initial Class	(44,898)	(29,209)
Service Class	(1,995)	(882)
	(46,893)	(30,091)
	(17,279)	10,706
Net increase (decrease) in net assets	(10,422)	33,755
Net Assets:
Beginning of year	275,035	241,280
End of year	$264,613	$275,035
Distributable Net Investment Income (Loss)	$1,396	$1,435

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,628	3,275
Service Class	279	592
	1,907	3,867
Shares issued–reinvested from distributions:
Initial Class	784	76
Service Class	28	–
	812	76
Shares redeemed:
Initial Class	(4,126)	(2,863)
Service Class	(181)	(87)
	(4,307)	(2,950)
Net increase (decrease) in shares outstanding:
Initial Class	(1,714)	488
Service Class	126	505
	(1,588)	993

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Capital Guardian U.S. Equity

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$11.02	$0.06	$0.62	$0.68	$(0.06)	$(0.32)	$(0.38)	$11.32
	12/31/2004	10.07	0.06	0.92	0.98	(0.03)	–	(0.03)	11.02
	12/31/2003	7.39	0.04	2.65	2.69	(0.01)	–	(0.01)	10.07
	12/31/2002	9.74	0.03	(2.35)	(2.32)	(0.01)	(0.02)	(0.03)	7.39
	12/31/2001	10.10	0.01	(0.35)	(0.34)	(0.01)	(0.01)	(0.02)	9.74
Service Class	12/31/2005	11.02	0.03	0.63	0.66	(0.05)	(0.32)	(0.37)	11.31
	12/31/2004	10.07	0.04	0.92	0.96	(0.01)	–	(0.01)	11.02
	12/31/2003	7.96	0.01	2.10	2.11	–	–	–	10.07

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	6.31%	$254,860	0.89%	0.89%	0.55%	35%
	12/31/2004	9.77	266,915	0.90	0.90	0.57	23
	12/31/2003	36.50	238,949	0.91	0.91	0.41	20
	12/31/2002	(23.80)	116,484	0.98	0.98	0.43	23
	12/31/2001	(3.38)	50,334	1.08	1.09	0.19	39
Service Class	12/31/2005	6.06	9,753	1.14	1.14	0.29	35
	12/31/2004	9.49	8,120	1.15	1.15	0.38	23
	12/31/2003	26.50	2,331	1.16	1.16	0.17	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Capital Guardian U.S. Equity (the "Fund") share classes commenced operations as follows:

Initial Class – October 9, 2000
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian U.S. Equity (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $23 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $24, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated

AEGON/Transamerica Series Trust

Annual Report 2005

11

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS, and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $100 million of ANA
0.80% of the next $400 million of ANA
0.775% of the next $500 million of ANA
0.70% of the next $1 billion of ANA
0.65% of ANA over $2 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.06% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Capital Guardian U.S. Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $13.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$90,582
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	111,113
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and REIT reclassifications.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(25)
Accumulated net realized gain (loss) from investment securities	25

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$729
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	1,986
Long-term Capital Gain	6,802

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$1,618
Undistributed Long-term Capital Gain	$22,978
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$43,574

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$253,706
Unrealized Appreciation	$50,626
Unrealized (Depreciation)	(7,052)
Net Unrealized Appreciation (Depreciation)	$43,574

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Capital Guardian U.S. Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian U.S. Equity (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Capital Guardian U.S. Equity (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $6,802 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Capital Guardian U.S. Equity

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Capital Guardian U.S. Equity (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Capital Guardian Trust Company (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance, noting that although the Portfolio's performance was below median relative to its peers and the benchmark index over the past one- and two-year periods, its performance was above median relative to its peers and the benchmark index over the past three-year period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board noted the new pricing schedule for the Portfolio, which will result in lower management fees to TFAI and sub-advisory fees for the Portfolio. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the

AEGON/Transamerica Series Trust

Annual Report 2005

15

Capital Guardian U.S. Equity (continued)

management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realizes "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Capital Guardian Value

MARKET ENVIRONMENT

2005 ended with value stocks (as measured by the Russell 1000 Value Index ("Russell 1000 Value")) outperforming the broad market (as measured by the Standard & Poor's 500 Composite Stock Index). Equity markets were supported all year by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes and rising short-term interest rates.

The energy sector was the best-performing sector by far for the full year, followed by the utilities sector. While integrated oil stocks slid as oil prices fell and Congress considered levying a windfall profits tax on the industry, they remained the best-performing stocks by far for the full year. Oil services companies also posted strong returns.

While energy stocks benefited from higher prices and rose nearly 30% as a group, energy costs weighed heavily on other industries, including chemicals, autos and retailing. Stocks of companies that produce and supply construction materials rose on a widely anticipated rise in demand. Information technology companies – communications equipment companies in particular – were also seen as beneficiaries of rebuilding the Gulf Coast. Telecommunications companies, conversely, were expected to foot much of the bill for repairing and rebuilding the communications infrastructure. This, along with ongoing worries about competition and pricing, led to negative returns for that industry.

Information technology stocks rallied in the fourth quarter to end the year up. Technology stocks were helped by improved earnings guidance and growing consumer demand, and, in the area of semiconductors, by tighter capacity and the emerging view that flash memory would play a larger role in the next generation of consumer products.

PERFORMANCE

For the year ended December 31, 2005, Capital Guardian Value, Initial Class returned 7.71%. By comparison its benchmark, the Russell 1000 Value Index returned 7.05%.

STRATEGY REVIEW

The portfolio outperformed its benchmark in 2005 due mainly to strong stock selection in the health care sector. The top contributors within the health care sector represented two top holdings in the portfolio (Wellpoint, Inc. and Medco Health Solutions, Inc.) as well as U.K. pharmaceutical giant AstraZeneca Plc, McKesson Corp., and Amerisourcebergen Corp. The portfolio ended the year with an overweight position in health care stocks, primarily within the health care providers & services industry.

The consumer discretionary sector was the worst performing sector in 2005 and the portfolio benefited from being underweight relative to the index. Stock selection within the financials sector also benefited returns. Top contributors within the financials sector were General Growth Properties, Inc. and Hartford Financial Services Group, Inc.

While the portfolio as a whole outperformed the index, stock selection within the materials and consumer staples sectors detracted from results. Negative returns came from stocks such as Kraft Foods, Inc., Anheuser-Busch Companies Inc., International Paper Co., and chemical companies The Dow Chemical Co. and DuPont (E.I.) de Nemours & Co.

Investment Team

Capital Guardian Trust Company

AEGON/Transamerica Series Trust

Annual Report 2005

1

Capital Guardian Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	7.71%	7.42%	9.30%	10.47%	5/27/93
Russell 1000 Value[1]	7.05%	5.28%	10.94%	11.86%	5/27/93
Service Class	7.50%	–	–	19.73%	5/1/03

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's subadviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Capital Guardian Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers,financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,068.10	0.86%	$4.48
Hypothetical (b)	1,000.00	1,020.87	0.86	4.38
Service Class
Actual	1,000.00	1,067.20	1.11	5.78
Hypothetical (b)	1,000.00	1,019.61	1.11	5.65

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Capital Guardian Value

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (88.6%)
Aerospace (2.9%)
Goodrich Corp.	58,000	$2,384
United Technologies Corp.	382,000	21,358
Automotive (0.0%)
Navistar International Corp. ‡	9,800	280
Automotive Dealers & Service Stations (0.5%)
AutoNation, Inc. ‡	172,800	3,755
Beverages (0.6%)
Anheuser-Busch Cos., Inc. †	118,100	5,074
Business Services (1.2%)
Clear Channel Communications, Inc.	324,000	10,190
Chemicals & Allied Products (4.2%)
Air Products & Chemicals, Inc.	137,600	8,145
Avon Products, Inc.	509,700	14,552
Dow Chemical Co. (The)	212,000	9,290
Methanex Corp.	140,200	2,627
Commercial Banks (7.1%)
Fifth Third Bancorp	290,000	10,939
JP Morgan Chase & Co.	767,140	30,448
Wells Fargo & Co.	266,400	16,738
Communications Equipment (0.5%)
Siemens AG, ADR †	48,100	4,117
Computer & Data Processing Services (0.7%)
Affiliated Computer Services, Inc.–Class A ‡	92,900	5,498
Computer & Office Equipment (1.4%)
Hewlett-Packard Co.	414,500	11,867
Electric Services (1.4%)
Duke Energy Corp. †	259,000	7,110
Pinnacle West Capital Corp.	100,700	4,164
Electric, Gas & Sanitary Services (0.4%)
Exelon Corp.	58,800	3,125
Electrical Goods (0.1%)
Arrow Electronics, Inc. ‡	29,200	935
Electronic & Other Electric Equipment (5.8%)
Cooper Industries, Ltd.–Class A	242,700	17,717
Emerson Electric Co.	73,300	5,475
General Electric Co.	691,800	24,248
Electronic Components & Accessories (6.1%)
Fairchild Semiconductor International, Inc. ‡†	736,000	12,446
Flextronics International, Ltd. ‡	1,199,700	12,525
Freescale Semiconductor, Inc.–Class A ‡	294,500	7,418
International Rectifier Corp. ‡	141,900	4,527
Tyco International, Ltd.	460,000	13,276

	Shares	Value
Environmental Services (0.6%)
Allied Waste Industries, Inc. ‡†	613,000	$5,358
Food & Kindred Products (8.8%)
Altria Group, Inc.	350,800	26,212
Campbell Soup Co.	397,200	11,825
General Mills, Inc.	117,900	5,815
Kraft Foods, Inc.–Class A †	607,600	17,098
Unilever NV-NY Shares	167,900	11,526
Furniture & Fixtures (0.8%)
Leggett & Platt, Inc. †	284,800	6,539
Gas Production & Distribution (1.7%)
Kinder Morgan, Inc. †	109,200	10,041
MDU Resources Group, Inc.	122,900	4,024
Holding & Other Investment Offices (2.8%)
Berkshire Hathaway, Inc.–Class A ‡	80	7,090
General Growth Properties, Inc. REIT †	346,990	16,305
Hotels & Other Lodging Places (0.2%)
Starwood Hotels & Resorts Worldwide, Inc.	31,600	2,018
Industrial Machinery & Equipment (0.2%)
Ingersoll-Rand Co.–Class A	47,800	1,930
Insurance (6.2%)
American International Group, Inc.	163,200	11,135
Assurant, Inc. †	37,000	1,609
Chubb Corp.	59,200	5,781
Everest Re Group, Ltd.	22,500	2,258
RenaissanceRe Holdings, Ltd.	128,800	5,681
St. Paul Travelers Cos., Inc. (The)	64,107	2,864
WellPoint, Inc. ‡	204,200	16,293
XL Capital, Ltd.–Class A	85,400	5,754
Insurance Agents, Brokers & Service (2.4%)
Hartford Financial Services Group, Inc. (The) †	156,400	13,433
Marsh & McLennan Cos., Inc.	196,300	6,234
Motion Pictures (0.3%)
Time Warner, Inc.	143,200	2,497
Oil & Gas Extraction (5.2%)
Anadarko Petroleum Corp.	40,300	3,818
Equitable Resources, Inc.	91,600	3,361
Royal Dutch Shell PLC–Class A, ADR	159,000	9,777
Royal Dutch Shell PLC–Class B, ADR †	202,565	13,071
Transocean, Inc. ‡	185,500	12,927
Paper & Allied Products (1.1%)
International Paper Co. †	280,800	9,438
Personal Credit Institutions (2.0%)
AmeriCredit Corp. ‡	301,500	7,727
Capital One Financial Corp.	104,900	9,063

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Capital Guardian Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Petroleum Refining (1.8%)
Chevron Corp.	87,416	$4,963
Exxon Mobil Corp.	169,366	9,513
Pharmaceuticals (6.6%)
AmerisourceBergen Corp. †	292,400	12,105
AstraZeneca PLC, ADR	201,600	9,798
Lilly (Eli) & Co. †	27,500	1,556
Medco Health Solutions, Inc. ‡	273,600	15,267
Merck & Co., Inc.	401,900	12,784
Pfizer, Inc.	109,300	2,549
Primary Metal Industries (1.2%)
Alcoa, Inc.	236,300	6,987
Hubbell, Inc.–Class B	67,600	3,050
Railroads (1.4%)
Union Pacific Corp.	144,600	11,642
Restaurants (0.4%)
McDonald's Corp.	92,000	3,102
Retail Trade (0.3%)
Dollar Tree Stores, Inc. ‡†	95,900	2,296
Savings Institutions (5.7%)
Golden West Financial Corp. †	27,800	1,835
Hudson City Bancorp, Inc.	1,147,700	13,910
IndyMac Bancorp, Inc. †	160,100	6,247
Washington Mutual, Inc.	571,200	24,847
Security & Commodity Brokers (0.5%)
Goldman Sachs Group, Inc. (The)	31,700	4,048
Telecommunications (5.0%)
AT&T, Inc.	524,400	12,843
BellSouth Corp.	194,300	5,265
Sprint Nextel Corp.	556,600	13,002
Verizon Communications, Inc.	335,000	10,090
Water Transportation (0.5%)
Carnival Corp.	72,200	3,861
Total Common Stocks (cost: $629,562)		730,290
	Principal	Value
SECURITY LENDING COLLATERAL (11.4%)
Debt (9.7%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$1,388	$1,388
4.31%, due 08/10/2006 *	1,140	1,140
Certificates Of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	875	875

	Principal	Value
Certificates Of Deposit (continued)
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	$1,239	$1,239
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	496	496
Rabobank Nederland 4.10%, due 05/31/2006 *	1,239	1,239
Commercial Paper (1.1%)
Fairway Finance-144A 4.31%, due 01/10/2006	2,472	2,472
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	1,239	1,239
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	486	486
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	1,231	1,231
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	985	985
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	979	979
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	595	595
Yorktown Capital LLC 4.27%, due 01/05/2006	1,239	1,239
Euro Dollar Overnight (1.6%)
Calyon 4.34%, due 01/05/2006	1,239	1,239
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	2,478 2,354	2,478 2,354
Harris Trust & Savings Bank 4.25%, due 01/05/2006	2,032	2,032
National Australia Bank 4.16%, due 01/03/2006	2,531	2,531
Rabobank Nederland 4.15%, due 01/03/2006	892	892
Wells Fargo 4.27%, due 01/03/2006	1,239	1,239
Euro Dollar Terms (3.2%)
Bank of Montreal 4.30%, due 01/19/2006	2,478	2,478
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	744 1,983	744 1,983
BNP Paribas 4.22%, due 01/24/2006	1,239	1,239

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Capital Guardian Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Dexia Group 4.25%, due 01/09/2006	$1,239	$1,239
Rabobank Nederland 4.21%, due 01/19/2006	2,230	2,230
Royal Bank of Canada 4.25%, due 01/24/2006	1,735	1,735
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	3,717 2,726	3,717 2,726
Societe Generale 4.28%, due 01/30/2006	2,478	2,478
UBS AG 4.26%, due 01/10/2006	2,478	2,478
Wells Fargo 4.29%, due 01/30/2006	3,717	3,717
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	1,487 496	1,487 496
Repurchase Agreements (2.8%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $4,150 on 01/03/2006	4,149	4,149
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $9,901 on 01/03/2006	9,896	9,896

	Principal	Value
Repurchase Agreements †† (continued)
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $66 on 01/03/2006	$66	$66
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $7,934 on 01/03/2006	7,930	7,930
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $875 on 01/03/2006	875	875
	Shares	Value
Investment Companies (1.7%)
American Beacon Fund 1-day yield of 4.19%	339,758	$340
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	3,221,683	3,222
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	1,338,238	1,338
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	8,773,304	8,773
Total Security Lending Collateral (cost: $93,704)		93,704
Total Investment Securities (cost: $723,266)		$823,994

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $87,396.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $23,374, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $7,987 or 1.0% of the total investments of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Capital Guardian Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $723,266) (including securities loaned of $87,396)	$823,994
Cash	12,531
Receivables:
Investment securities sold	826
Shares sold	253
Interest	42
Dividends	1,625
839,271
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	181
Management and advisory fees	524
Service fees	5
Administration fees	13
Payable for collateral for securities on loan	93,704
Other	46
94,473
Net Assets	$744,798
Net Assets Consist of:
Capital stock ($.01 par value)	$362
Additional paid-in capital	561,387
Distributable net investment income (loss)	11,272
Accumulated net realized gain (loss) from investment securities	71,049
Net unrealized appreciation (depreciation) on investment securities	100,728
Net Assets	$744,798
Net Assets by Class:
Initial Class	$721,176
Service Class	23,622
Shares Outstanding:
Initial Class	35,062
Service Class	1,144
Net Asset Value and Offering Price Per Share:
Initial Class	$20.57
Service Class	20.66

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$122
Dividends (net of withholding taxes on foreign dividends of $199)	17,766
Income from loaned securities–net	123
18,011
Expenses:
Management and advisory fees	6,292
Printing and shareholder reports	83
Custody fees	80
Administration fees	158
Legal fees	14
Audit fees	14
Trustees fees	27
Service fees:
Service Class	51
Other	20
Total expenses	6,739
Net Investment Income (Loss)	11,272
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	71,261
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(23,647)
Net Realized and Unrealized Gain (Loss) on Investment Securities	47,614
Net Increase (Decrease) in Net Assets Resulting from Operations	$58,886

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Capital Guardian Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$11,272	$7,527
Net realized gain (loss) from investment securities	71,261	41,970
Change in unrealized appreciation (depreciation) on investment securities	(23,647)	48,717
	58,886	98,214
Distributions to Shareholders:
From net investment income:
Initial Class	(7,348)	(5,866)
Service Class	(179)	(82)
	(7,527)	(5,948)
From net realized gains:
Initial Class	(37,958)	–
Service Class	(1,044)	–
	(39,002)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	47,748	273,184
Service Class	10,376	14,229
	58,124	287,413
Dividends and distributions reinvested:
Initial Class	45,306	5,866
Service Class	1,223	82
	46,529	5,948
Cost of shares redeemed:
Initial Class	(158,024)	(54,500)
Service Class	(5,331)	(1,357)
	(163,355)	(55,857)
	(58,702)	237,504
Net increase (decrease) in net assets	(46,345)	329,770
Net Assets:
Beginning of year	791,143	461,373
End of year	$744,798	$791,143
Distributable Net Investment Income (Loss)	$11,272	$7,315

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	2,366	14,709
Service Class	512	773
	2,878	15,482
Shares issued–reinvested from distributions:
Initial Class	2,307	333
Service Class	62	5
	2,369	338
Shares redeemed:
Initial Class	(7,814)	(2,991)
Service Class	(263)	(74)
	(8,077)	(3,065)
Net increase (decrease) in shares outstanding:
Initial Class	(3,141)	12,051
Service Class	311	704
	(2,830)	12,755

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Capital Guardian Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$20.27	$0.29	$1.22	$1.51	$(0.20)	$(1.01)	$(1.21)	$20.57
	12/31/2004	17.56	0.25	2.65	2.90	(0.19)	–	(0.19)	20.27
	12/31/2003	13.15	0.24	4.29	4.53	(0.12)	–	(0.12)	17.56
	12/31/2002	17.35	0.18	(3.75)	(3.57)	(0.11)	(0.52)	(0.63)	13.15
	12/31/2001	17.58	0.16	1.01	1.17	(0.14)	(1.26)	(1.40)	17.35
Service Class	12/31/2005	20.37	0.24	1.23	1.47	(0.17)	(1.01)	(1.18)	20.66
	12/31/2004	17.65	0.21	2.66	2.87	(0.15)	–	(0.15)	20.37
	12/31/2003	13.66	0.15	3.85	4.00	(0.01)	–	(0.01)	17.65

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	7.71%	$721,176	0.85%	0.85%	1.43%	35%
	12/31/2004	16.70	774,182	0.86	0.86	1.35	32
	12/31/2003	34.58	459,102	0.88	0.88	1.63	30
	12/31/2002	(20.70)	286,725	0.91	0.91	1.23	39
	12/31/2001	6.64	217,637	0.94	0.95	1.01	55
Service Class	12/31/2005	7.50	23,622	1.10	1.10	1.18	35
	12/31/2004	16.39	16,961	1.11	1.11	1.11	32
	12/31/2003	29.30	2,271	1.13	1.13	1.37	30

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Capital Guardian Value (the "Fund") share classes commenced operations as follows:

Initial Class – May 27, 1993
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Capital Guardian Value (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $90 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $53, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$74,647	10.02%
Asset Allocation–Moderate Growth Portfolio	129,599	17.40%
Total	$204,246	27.42%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $100 million of ANA
0.80% of the next $400 million of ANA
0.775% of the next $500 million of ANA
0.70% of the next $1 billion of ANA
0.65% of ANA over $2 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.92% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Capital Guardian Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $37.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$271,800
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	333,603
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, corporate actions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$212
Accumulated net realized gain (loss) from investment securities	(212)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$5,948
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	16,257
Long-term Capital Gain	30,272

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$22,374
Undistributed Long-term Capital Gain	$59,989
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$100,686

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$723,308
Unrealized Appreciation	$122,565
Unrealized (Depreciation)	(21,879)
Net Unrealized Appreciation (Depreciation)	$100,686

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Capital Guardian Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Guardian Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Capital Guardian Value (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $30,272 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Capital Guardian Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Capital Guardian Value (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Capital Guardian Trust Company (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance, noting that although the performance of the Portfolio was below median relative to its peers over the past ten-year period, its performance was above median relative to its peers over the past one-, two-, three- and five-year periods, and competitive to the benchmark index over the past one-, two-, three-, five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board noted the new pricing schedule for the Portfolio, which will result in lower management fees to TFAI and sub-advisory fees for the Portfolio. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment

AEGON/Transamerica Series Trust

Annual Report 2005

14

Capital Guardian Value (continued)

management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realizes "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Clarion Global Real Estate Securities

MARKET ENVIRONMENT

Real estate stocks delivered strong performance again in 2005, outperforming the Standard and Poor's 500 Composite Stock Index for the sixth year in a row. According to data from AMG Data, funds flows to open-end real estate funds were down by more than half in 2005 versus in 2004. Despite slowing flows to Real Estate Investment Trust ("REIT") mutual funds, however, real estate remained an investor favorite driven by improving real estate fundamentals, continued low interest rates, and lackluster returns to alternative investments in stocks and bonds. Merger and acquisition activity increased significantly in the sector. A total of 14 deals worth $36.4 billion were announced or consummated this past year including nine "going-private" transactions which were generally at prices 10% or more above the stock prices prior to the deal announcement. New stock issuance dropped significantly from 2004 levels and the number of new Initial Public Offerings decreased to 7 in 2005. REIT earnings grew approximately 7% in 2005 which led to several dividend increases. Eighty equity REITs in the U.S. increased their dividends last year versus only three who cut dividends.

PERFORMANCE

For the year ended December 31, 2005, Clarion Global Real Estate Securities, Initial Class returned 13.47%. By comparison its primary and former benchmarks, the S&P/Citigroup World Property Index ("WPI") and the Dow Jones Wilshire Real Estate Securities Index ("DJWRE") returned 14.79% and 14.07%, respectively.

STRATEGY REVIEW

Recognizing the opportunities that may exist in real estate securities outside the U.S., the portfolio transitioned to a global mandate during November and became Clarion Global Real Estate Securities. During a transition period of approximately 10 days, the portfolio sold approximately half of its U.S. company holdings and invested in a variety of real estate companies in Europe, the United Kingdom ("UK"), Canada, Australia, Japan, Hong Kong and Singapore. The appropriate benchmark for the global strategy going forward is the WPI. For performance comparison purposes during the transition period in November, ING Clarion created a custom benchmark which combined U.S. for the first 10 days (when the portfolio was predominantly a U.S. portfolio) and global for the last 20 days in November (after the transition was complete). Performance for the portfolio in November was +0.86% compared to the custom transition benchmark of +1.33%, underperformance of 47 basis points.

The transition was timely as global real estate stocks significantly outperformed U.S. real estate stocks in December. The portfolio's December performance was 4.83% and the WPI performance was 3.99%, compared with the domestic DJWRE, which gained only 0.41% in December. For the full year (which represents 10 months as a U.S. portfolio, a transition month and one month as a global portfolio) the portfolio advanced 13.47% for the year.

Clarion Global Real Estate Securities is one of very few real estate funds offering a global strategy for real estate securities investors in the U.S. We seek to own attractively priced stocks that offer favorable underlying real estate fundamentals from both a property type and geographic perspective. We believe stock selection and actively over- or under-weighting property sectors and countries will continue to be a key source of relative performance for the portfolio. The global universe of public real estate companies offers additional choices and diversification opportunities to the manager.

The proliferation of the REIT structure around the globe will also stimulate further capital formation and growth in the universe of public companies in which to invest. REIT-type structures currently exist in many countries including Canada, Japan, Australia, Singapore, Hong Kong and France. It is anticipated that the UK, and Germany will most likely adopt REIT structure within the 2006-2007 timeframe. New real estate companies will likely emerge in Japan, Hong Kong and Singapore (all of which have REIT structures in place), which will allow investors access to real estate in economies experiencing faster growth than the U.S. We believe there will be outperformance from the UK, Canada, Hong Kong and Japan in 2006. The portfolio's best investments in December after the transition were predominantly from these four countries.

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers
ING Clarion Real Estate Securties

AEGON/Transamerica Series Trust

Annual Report 2005

1

Clarion Global Real Estate Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	13.47%	18.68%	12.67%	5/1/98
Citigroup World Property[1]	14.79%	18.24%	12.11%	5/1/98
DJ Wilshire RES[1]	14.07%	19.04%	13.26%	5/1/98
Service Class	13.18%	–	27.99%	5/1/03

NOTES

1  The S&P/Citigroup World Property (Citigroup World Property) Index and the Dow Jones Wilshire Real Estate Securities (DJ Wilshire RES) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, overbuilding, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Effective November 1, 2005, the portfolio changed its name to Clarion Global Real Estate Securities. Please see the supplement dated September 6, 2005 for complete details about the changes to the portfolio. In conjunction with the name change, the portfolio's benchmark index changed to the Citigroup World Property Index.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Clarion Global Real Estate Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,084.30	0.87%	$4.57
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,083.00	1.12	5.88
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At December 31, 2005

This chart shows the percentage breakdown by industry of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (90.8%)
Apartments (7.8%)
Archstone-Smith Trust	189,000	$7,917
AvalonBay Communities, Inc.	122,700	10,951
BRE Properties–Class A	67,800	3,084
Camden Property Trust	117,300	6,794
Equity Residential †	233,400	9,131
Hysan Development Co., Ltd.	2,047,835	5,071
Post Properties, Inc.	171,000	6,831
United Dominion Realty Trust, Inc.	123,000	2,883
Diversified (15.3%)
British Land Co. PLC	504,700	9,242
Cheung Kong Holdings, Ltd. (a)	1,055,300	10,827
DB RREEF Trust	5,840,587	5,955
Hang Lung Development Co.	2,929,352	6,215
Klepierre	32,940	3,083
Liberty Property Trust †	160,400	6,873
Macquarie Goodman Group	1,971,076	6,911
Mitsui Fudosan Co., Ltd.	1,147,600	23,294
Rodamco Europe NV	86,500	7,176
Summit Real Estate Investment Trust	4,800	101
Unibail † (a)	45,420	6,025
Vornado Realty Trust	132,200	11,035
Wharf Holdings, Ltd.	1,762,958	6,230
Engineering & Management Services (10.7%)
Beni Stabili SpA (a)	2,482,800	2,389
Capitaland, Ltd.	2,983,900	6,174
Castellum AB	158,400	5,697
City Developments, Ltd.	582,800	3,050
Deutsche Wohnen AG	23,261	5,191
Great Eagle Holdings, Ltd.	1,840,003	5,150
Hammerson PLC	345,820	6,071
IVG Immobilien AG	148,687	3,122
Mirvac Group	2,071,717	6,261
New World Development, Ltd.	1,791,193	2,460
Nexity	59,339	3,011
Sponda OYJ	422,312	3,962
Sumitomo Realty & Development Co., Ltd.	910,700	19,798
Health Care (1.5%)
Omega Healthcare Investors, Inc.	348,000	4,381
Ventas, Inc.	172,400	5,520
Hotels (3.3%)
GPT Group (a)	2,081,697	6,260
Host Marriott Corp. †	167,900	3,182
MeriStar Hospitality Corp. ‡	174,800	1,643
Starwood Hotels & Resorts Worldwide, Inc.	125,800	8,034
Sunstone Hotel Investors, Inc.	116,400	3,093

	Shares	Value
Industrial Property (1.7%)
AMB Property Corp. †	226,200	$11,122
Office Property (12.8%)
BioMed Realty Trust, Inc.	126,100	3,077
Boston Properties, Inc.	157,500	11,675
Brookfield Properties Co. †	56,900	1,674
Corporate Office Properties Trust	86,250	3,065
Equity Office Properties Trust †	171,900	5,214
Highwood Properties, Inc.	149,600	4,256
Inmobiliaria Colonial	88,080	4,977
Maguire Properties, Inc.	181,700	5,615
Mapeley, Ltd.	52,320	2,413
Nippon Building Fund, Inc. † (a)	589	4,967
Reckson Associates Realty Corp. †	218,000	7,844
SL Green Realty Corp. †	123,200	9,411
Slough Estates PLC	595,560	6,123
Societe de la Tour Eiffel	46,400	4,079
Trizec Properties, Inc.	508,000	11,643
Regional Mall (11.4%)
Aeon Mall Co., Ltd.	63,300	3,085
Derwent Valley Holdings PLC	238,393	5,901
General Growth Properties, Inc.	250,570	11,774
Land Securities Group PLC	848,860	24,249
Macerich Co. (The)	118,500	7,956
Mills Corp. (The)	66,300	2,781
Simon Property Group, Inc. †	245,800	18,836
Taubman Centers, Inc. †	70,100	2,436
Residential Building Construction (7.7%)
Agile Property Holdings, Ltd. ‡	12,526,000	6,058
Leopalace21 Corp.	89,900	3,261
Mitsubishi Estate Co., Ltd.	1,310,300	27,208
Sun Hung Kai Properties, Ltd.	1,260,455	12,274
Unite Group PLC	473,384	3,090
Shopping Center (14.7%)
Arden Realty, Inc.	199,800	8,957
Capital & Regional PLC	407,481	6,076
Centro Properties Group	1,265,570	5,876
Developers Diversified Realty Corp.	169,000	7,946
Federal Realty Investment Trust †	82,000	4,973
Liberty International PLC	168,340	2,835
Link (The) ‡ (a)	2,984,200	5,658
Macquarie CountryWide Trust	4,355,753	6,326
New Plan Excel Realty Trust	227,600	5,276
Pan Pacific Retail Properties, Inc.	120,500	8,060
Regency Centers Corp.	106,200	6,260
RioCan Real Estate Investment Trust	325,300	6,351
Shurgard Storage Centers, Inc.–Class A	32,000	1,815
Westfield Group (a)	1,664,593	22,173

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Storage (1.8%)
Extra Space Storage, Inc.	75,000	$1,155
Public Storage, Inc. †	123,600	8,370
U-Store-It Trust	134,900	2,840
Warehouse (2.1%)
Prologis	296,500	13,852
Total Common Stocks (cost: $557,572)		610,941
	Principal	Value
SECURITY LENDING COLLATERAL (9.2%)
Debt (7.9%)
Bank Notes (0.3%)
Bank of America 4.27%, due 01/17/2006 *	$916	916
4.31%, due 08/10/2006 *	752	752
Certificates Of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	578	578
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	818	818
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	327	327
Rabobank Nederland 4.10%, due 05/31/2006 *	818	818
Commercial Paper (0.9%)
Fairway Finance–144A 4.31%, due 01/10/2006	1,631	1,631
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	818	818
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	321	321
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	812	812
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	650	650
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	646	646
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	392	392
Yorktown Capital LLC 4.27%, due 01/05/2006	817	817
Euro Dollar Overnight (1.3%)
Calyon 4.34%, due 01/05/2006	817	817
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	1,635 1,553	1,635 1,553
Harris Trust & Savings Bank 4.25%, due 01/05/2006	1,341	1,341

	Principal	Value
National Australia Bank 4.16%, due 01/03/2006	$1,669	$1,669
Rabobank Nederland 4.15%, due 01/03/2006	589	589
Wells Fargo 4.27%, due 01/03/2006	817	817
Euro Dollar Terms (2.6%)
Bank of Montreal 4.30%, due 01/19/2006	1,635	1,635
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	491 1,308	491 1,308
BNP Paribas 4.22%, due 01/24/2006	817	817
Dexia Group 4.25%, due 01/09/2006	817	817
Rabobank Nederland 4.21%, due 01/19/2006	1,471	1,471
Royal Bank of Canada 4.25%, due 01/24/2006	1,144	1,144
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	2,452 1,798	2,452 1,798
Societe Generale 4.28%, due 01/30/2006	1,635	1,635
UBS AG 4.26%, due 01/10/2006	1,635	1,635
Wells Fargo 4.29%, due 01/30/2006	2,452	2,452
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	981 327	981 327
Repurchase Agreements (2.2%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $2,738 on 01/03/2006	2,737	2,737
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $6,532 on 01/03/2006	6,529	6,529
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $44 on 01/03/2006	44	44
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $5,234 on 01/03/2006	5,232	5,232
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $577 on 01/03/2006	577	577

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (1.3%)
American Beacon Fund 1-day yield of 4.19%	224,148	$224
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	2,125,437	2,125
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	882,874	883
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	5,787,999	5,788
Total Security Lending Collateral (cost: $61,819)		61,819
Total Investment Securities (cost: $619,391)		$672,760

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $59,860.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $15,421, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(a)  Passive Foreign Investment Company.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $5,270 or 0.8% of the total investments of the Fund.

	Percentage of Total Investments	Value
INVESTMENTS BY COUNTRY:
Australia	8.9%	$59,762
Bermuda	0.8%	5,150
Canada	1.2%	8,125
Finland	0.6%	3,962
France	2.4%	16,198
Germany	1.2%	8,312
Hong Kong	8.1%	54,793
Italy	0.4%	2,389
Japan	12.1%	81,613
Netherlands	1.1%	7,176
Singapore	1.4%	9,224
Spain	0.7%	4,977
Sweden	0.8%	5,697
United Kingdom	9.8%	66,001
United States	41.3%	277,562
Investment Securities, at Value	90.8%	610,941
Security Lending Collateral	9.2%	61,819
Total Investment Securities	100.0%	$672,760

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Clarion Global Real Estate Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $619,391) (including securities loaned of $59,860)	$672,760
Cash	11,490
Receivables:
Investment securities sold	4,522
Shares sold	134
Interest	60
Dividends	2,807
691,773
Liabilities:
Investment securities purchased	4,753
Accounts payable and accrued liabilities:
Shares redeemed	988
Management and advisory fees	375
Service fees	5
Administration fees	10
Payable for collateral for securities on loan	61,819
Other	71
68,021
Net Assets	$623,752
Net Assets Consist of:
Capital stock ($.01 par value)	$315
Additional paid-in capital	477,041
Distributable net investment income (loss)	5,973
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	87,017
Net unrealized appreciation (depreciation) on:
Investment securities	53,369
Translation of assets and liabilites denominated in foreign currencies	37
Net Assets	$623,752
Net Assets by Class:
Initial Class	$599,134
Service Class	24,618
Shares Outstanding:
Initial Class	30,303
Service Class	1,221
Net Asset Value and Offering Price Per Share:
Initial Class	$19.77
Service Class	20.16

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$173
Dividends (net of withholding taxes on foreign dividends of $268)	9,619
Income from loaned securities-net	70
9,862
Expenses:
Management and advisory fees	3,418
Printing and shareholder reports	99
Custody fees	74
Administration fees	87
Legal fees	7
Audit fees	14
Trustees fees	14
Service fees:
Service Class	43
Other	10
Total expenses	3,766
Net Investment Income (Loss)	6,096
Net Realized Gain (Loss) from:
Investment securities	87,720
Foreign currency transactions	(538)
87,182
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(34,539)
Translation of assets and liabilities denominated in foreign currencies	37
(34,502)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	52,680
Net Increase (Decrease) in Net Assets Resulting from Operations	$58,776

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Clarion Global Real Estate Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$6,096	$7,496
Net realized gain (loss) from investment securities and foreign currency transactions	87,182	34,000
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(34,502)	51,126
	58,776	92,622
Distributions to Shareholders:
From net investment income:
Initial Class	(6,791)	(6,365)
Service Class	(289)	(100)
	(7,080)	(6,465)
From net realized gains:
Initial Class	(32,693)	(6,075)
Service Class	(1,450)	(108)
	(34,143)	(6,183)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	211,719	171,827
Service Class	15,648	10,026
	227,367	181,853
Dividends and distributions reinvested:
Initial Class	39,484	12,440
Service Class	1,739	208
	41,223	12,648
Cost of shares redeemed:
Initial Class	(65,106)	(79,469)
Service Class	(5,280)	(1,242)
	(70,386)	(80,711)
	198,204	113,790
Net increase (decrease) in net assets	215,757	193,764
Net Assets:
Beginning of year	407,995	214,231
End of year	$623,752	$407,995
Distributable Net Investment Income (Loss)	$5,973	$7,503

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	11,014	10,664
Service Class	809	597
	11,823	11,261
Shares issued–reinvested from distributions:
Initial Class	2,119	808
Service Class	91	13
	2,210	821
Shares redeemed:
Initial Class	(3,516)	(4,918)
Service Class	(282)	(77)
	(3,798)	(4,995)
Net increase (decrease) in shares outstanding:
Initial Class	9,617	6,554
Service Class	618	533
	10,235	7,087

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Clarion Global Real Estate Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$19.15	$0.27	$2.20	$2.47	$(0.32)	$(1.53)	$(1.85)	$19.77
	12/31/2004	15.08	0.43	4.35	4.78	(0.36)	(0.35)	(0.71)	19.15
	12/31/2003	11.41	0.51	3.51	4.02	(0.29)	(0.06)	(0.35)	15.08
	12/31/2002	11.21	0.65	(0.25)	0.40	(0.13)	(0.07)	(0.20)	11.41
	12/31/2001	10.32	0.56	0.58	1.14	(0.25)	–	(0.25)	11.21
Service Class	12/31/2005	19.53	0.23	2.23	2.46	(0.30)	(1.53)	(1.83)	20.16
	12/31/2004	15.37	0.47	4.36	4.83	(0.32)	(0.35)	(0.67)	19.53
	12/31/2003	12.00	0.33	3.13	3.46	(0.03)	(0.06)	(0.09)	15.37

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	13.47%	$599,134	0.86%	0.86%	1.41%	103%
	12/31/2004	32.86	396,224	0.86	0.86	2.62	69
	12/31/2003	35.74	213,159	0.87	0.87	3.96	78
	12/31/2002	3.60	124,219	0.98	0.98	5.61	123
	12/31/2001	11.05	43,611	1.00	1.13	5.25	172
Service Class	12/31/2005	13.18	24,618	1.11	1.11	1.21	103
	12/31/2004	32.50	11,771	1.11	1.11	2.77	69
	12/31/2003	28.90	1,072	1.13	1.13	3.52	78

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Clarion Global Real Estate Securities (the "Fund") share classes commenced as follows:

Initial Class – May 1, 1998
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Clarion Global Real Estate Securities (the "Fund") is part of ATST. The Fund is "non-diversified" under the 1940 Act.

Effective November 1, 2005, the Fund changed its name from Clarion Real Estate Securities to Clarion Global Real Estate Securities.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a

AEGON/Transamerica Series Trust

Annual Report 2005

10

Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $125 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $30, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate securities, the net asset value per share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$21,703	3.48%
Asset Allocation–Growth Portfolio	48,695	7.81%
Asset Allocation–Moderate Growth Portfolio	132,449	21.23%
Asset Allocation–Moderate Portfolio	85,243	13.67%
Total	$288,090	46.19%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class  0.15%
Service Class  0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $31.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$611,192
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	446,837
U.S. Government	–

AEGON/Transamerica Series Trust

Annual Report 2005

12

Clarion Global Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, post October currency loss deferrals, passive foreign investment companies and REIT's.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(546)
Accumulated net realized gain (loss) from investment securities	546

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$8,343
Long-term Capital Gain	4,305
2005 Distributions paid from:
Ordinary Income	15,812
Long-term Capital Gain	25,411

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$22,625
Undistributed Long-term Capital Gain	$75,145
Post October Currency Loss Deferral	$(538)
Net Unrealized Appreciation (Depreciation)	$49,164	*

*Amount includes unrealized appreciation (depreciation) on foreign currency transactions.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$623,633
Unrealized Appreciation	$49,127
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$49,127

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Clarion Global Real Estate Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clarion Global Real Estate Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Clarion Global Real Estate Securities (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $25,411 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Clarion Global Real Estate Securities

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS  – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Clarion Global Real Estate Securities (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and ING Clarion Real Estate Securities, L.P. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Board noted the Portfolio's high absolute performance, but expressed some concerns about the Portfolio's relative performance in comparison to its peer group and benchmark. However, the Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance and also concluded that the recent changes to the Portfolio's investment objectives and strategies to seek high total return and permit more investment in global real estate securities could enhance return opportunities. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Clarion Global Real Estate Securities (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Federated Growth & Income

MARKET ENVIRONMENT

The environment for equity markets during 2005 was mixed. The major U.S. indexes had only moderate returns. The Standard and Poor's 500 Composite Stock Index, for example, had a total return of 4.91%. Non-U.S. markets generally had much higher returns in local currencies before foreign exchange gains or losses for U.S. investors. Japanese stocks were especially strong in their recovery from the bear market of 1989-2002, as the main Nikkei Index was up more than 40%. Returns to U.S. dollar-based investors were generally much less after adjusting for the higher (more expensive) U.S. dollar. The U.S. Dollar Index (DXY) rose more than 12% in 2005.

PERFORMANCE

For the year ended December 31, 2005, Federated Growth & Income, Initial Class returned 4.96%. By comparison its primary and secondary benchmarks, the Russell 3000 Value Index and the 3-Month Treasury Bill Index, returned 6.85% and 3.06%, respectively.

STRATEGY REVIEW

The portfolio's 2005 return was consistent with its "defensive equity" mandate and emphasis on risk aversion. Its 1-, 3-, and 5-year annualized returns are now 4.96%, 13.29%, and 11.18%, respectively.

Our ongoing theme has been to emphasize capital preservation at a time of historically high equity valuations around the world, especially in the U.S. Furthermore, it seems that the extraordinary financial leverage in the U.S. and the influence of hedge funds have increased substantially the risk of a "financial accident." With valuations high and the U.S. equity market bubble incomplete in our view, we have generally avoided U.S. equities in favor of those in other countries. Yet, even many of these are at historically elevated levels and so we trimmed equities as the year progressed. Sharply rising short-term U.S. interest rates have offered an increasingly attractive alternative in the meantime.

From a contrarian standpoint a year ago, the U.S. dollar seemed likely to rebound as sentiment was overwhelmingly negative. The dollar indeed rose in 2005 (more than we believed it would) and constrained the portfolio's returns. About a third of the portfolio has been in non-U.S. investments (primarily stocks) during the year, and the double-digit gain in the dollar reduced the returns on non-U.S. investments.

Related to the negative view on the U.S. dollar because of the dramatic deterioration in the U.S. financial soundness, gold shares have been an important form of insurance against diminished confidence in central bankers and paper money. Some of the best individual stock returns in the portfolio this year were gold stocks, such as Placer Dome Inc., Newmont Mining Corporation, Harmony Gold Mining Company Limited, and AngloGold Ashanti Limited. Several energy stocks also had large gains, such as Petro-Canada, Husky Energy Inc., Statoil ASA, OMV Aktiengesellschaft, and Santos Ltd. Japanese holdings Kirin Brewery Company Limited, Ntt Urban Development Corporation, and Takeda Pharmaceutical Company Limited had significant gains. The worst returns were from Daiichi Sankyo Company, Limited, Fuji Photo Film Co., Ltd., Telstra Corporation Limited, Hecla Mining Company, and Mayr-Melnhof Karton Aktiengesellschaft.

Steven J. Lehman, CFA

Portfolio Manager
Federated Equity Management Company of Pennsylvania

AEGON/Transamerica Series Fund, Inc.

Annual Report 2005

1

Federated Growth & Income

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	4.96%	11.18%	11.63%	11.41%	3/1/94
Russell 3000 Value[1]	6.85%	5.86%	11.04%	11.97%	3/1/94
3-Month T-Bill[1]	3.06%	2.34%	3.85%	4.07%	3/1/94
Service Class	4.72%	–	–	12.77%	5/1/03

NOTES

1  The Russell 3000 Value (Russell 3000 Value) Index and 3-Month Treasury Bill (3-Month T-Bill) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Federated Growth & Income

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,034.90	0.84%	$4.31
Hypothetical (b)	1,000.00	1,020.97	0.84	4.28
Service Class
Actual	1,000.00	1,034.10	1.09	5.59
Hypothetical (b)	1,000.00	1,019.71	1.09	5.55

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2005

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Federated Growth & Income

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (37.3%)
U.S. Treasury Note
1.50%, due 03/31/2006		$15,000	$14,906
2.25%, due 04/30/2006		15,000	14,902
2.50%, due 05/31/2006		12,000	11,912
2.75%, due 06/30/2006		20,000	19,845
2.38%, due 08/15/2006 †		19,000	18,766
4.00%, due 08/31/2007 †		15,000	14,900
4.00%, due 09/30/2007 †		17,000	16,882
4.25%, due 10/31/2007 †		20,000	19,941
3.00%, due 11/15/2007		15,000	14,626
4.38%, due 12/31/2007		20,000	19,991
3.38%, due 02/15/2008 †		15,000	14,691
4.13%, due 08/15/2008 †		18,000	17,901
3.63%, due 01/15/2010		15,300	14,880
4.00%, due 03/15/2010		15,000	14,785
4.25%, due 11/15/2014		15,000	14,825
4.00%, due 02/15/2015 †		15,000	14,543
Total U.S. Government Obligations (cost: $258,822)			258,296
FOREIGN GOVERNMENT OBLIGATIONS (10.5%)
Canada Government 0.70%, due 03/20/2006	JPY	530,000	4,498
Italian Republic 0.38%, due 10/10/2006	JPY	210,000	1,784
Kingdom of Spain 3.10%, due 09/20/2006	JPY	430,000	3,723
Kingdom of Sweden
0.00%, due 09/20/2006	SEK	112,000	13,871
5.00%, due 01/28/2009	SEK	68,500	9,123
4.00%, due 12/01/2009	SEK	55,000	7,157
Republic of Germany
2.50%, due 03/23/2007	EUR	6,700	7,883
3.25%, due 04/09/2010	EUR	6,310	7,511
United Kingdom
4.50%, due 03/07/2007	GBP	5,450	9,396
4.75%, due 06/07/2010	GBP	4,310	7,577
Total Foreign Government Obligations (cost: $76,532)			72,523
CORPORATE DEBT SECURITIES (0.4%)
Commercial Banks (0.4%)
European Investment Bank 2.13%, due 09/20/2007	JPY	320,000	2,800
Total Corporate Debt Securities (cost: $2,985)			2,800

	Shares	Value
COMMON STOCKS (16.0%)
Beer, Wine & Distilled Beverages (0.9%)
Kirin Brewery Co., Ltd. †	538,000	$6,270
Drug Stores & Proprietary Stores (0.3%)
Boots Group PLC, ADR †	95,700	1,988
Food Stores (1.7%)
Albertson's, Inc.	260,700	5,566
Loblaw Cos., Ltd.	129,500	6,253
Holding & Other Investment Offices (1.8%)
Daiichi Sanyko Co., Ltd. ‡	525,000	10,123
Investa Property Group	1,549,500	2,256
Instruments & Related Products (0.7%)
Fuji Photo Film Co., Ltd., ADR	157,100	5,217
Metal Mining (3.4%)
Anglo American PLC	104,400	3,549
Newmont Mining Corp. †	219,100	11,700
Placer Dome, Inc. †	354,400	8,126
Oil & Gas Extraction (1.8%)
OMV AG, ADR	38,600	2,254
Petro-Canada	76,900	3,073
Royal Dutch Shell PLC–Class A, ADR	70,300	4,323
Santos, Ltd., ADR †	73,000	2,619
Paper & Paper Products (0.3%)
Mayr-Melnhof Karton AG, ADR	58,098	2,022
Pharmaceuticals (2.9%)
Astellas Pharma, Inc.	187,500	7,310
Ono Pharmaceutical Co., Ltd.	98,900	4,468
Taisho Pharmaceutical Co., Ltd.	131,000	2,454
Takeda Pharmaceutical Co., Ltd.	58,200	3,147
Tanabe Seiyaku Co., Ltd.	257,000	2,496
Real Estate (0.9%)
Mirvac Group	1,071,500	3,238
NTT Urban Development Corp.	503	3,329
Telecommunications (1.3%)
NTT DoCoMo, Inc.	4,000	6,102
Telstra Corp., Ltd., ADR	190,900	2,735
Total Common Stocks (cost: $90,092)		110,618
	Principal	Value
SHORT-TERM OBLIGATIONS (22.5%)
Repurchase Agreements (22.5%)
Investors Bank & Trust Co. 3.02%, dated 12/30/2005 to be repurchased at $155,785 on 01/03/2005 ■ (a)	$155,733	155,733
Total Short-Term Obligations (cost: $155,733)		155,733

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Federated Growth & Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Contracts ◆	Value
PURCHASED OPTIONS (0.8%)
Put Options (0.8%)
SPX Corp.	100,000	$5,305
Strike $1,300
Expires 03/18/2006
Total Purchased Options (cost: $4,565)		5,305
	Principal	Value
SECURITY LENDING COLLATERAL (12.5%)
Debt (10.7%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$1,280	$1,280
4.31%, due 08/10/2006 *	1,052	1,052
Certificates Of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	808	808
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	1,143	1,143
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	457	457
Rabobank Nederland 4.10%, due 05/31/2006 *	1,143	1,143
Commercial Paper (1.2%)
Fairway Finance–144A 4.31%, due 01/10/2006	2,281	2,281
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	1,143	1,143
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	448	448
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	1,135	1,135
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	908	908
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	903	903
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	549	549
Yorktown Capital LLC 4.27%, due 01/05/2006	1,143	1,143
Euro Dollar Overnight (1.7%)
Calyon 4.34%, due 01/05/2006	1,143	1,143
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	2,286 2,172	2,286 2,172

	Principal	Value
Euro Dollar Overnight (continued)
Harris Trust & Savings Bank 4.25%, due 01/05/2006	$1,875	$1,875
National Australia Bank 4.16%, due 01/03/2006	2,334	2,334
Rabobank Nederland 4.15%, due 01/03/2006	823	823
Wells Fargo 4.27%, due 01/03/2006	1,143	1,143
Euro Dollar Terms (3.6%)
Bank of Montreal 4.30%, due 01/19/2006	2,286	2,286
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	686 1,829	686 1,829
BNP Paribas 4.22%, due 01/24/2006	1,143	1,143
Dexia Group 4.25%, due 01/09/2006	1,143	1,143
Rabobank Nederland 4.21%, due 01/19/2006	2,058	2,058
Royal Bank of Canada 4.25%, due 01/24/2006	1,600	1,600
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	3,429 2,515	3,429 2,515
Societe Generale 4.28%, due 01/30/2006	2,286	2,286
UBS AG 4.26%, due 01/10/2006	2,286	2,286
Wells Fargo 4.29%, due 01/30/2006	3,429	3,429
Promissory Notes (0.3%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	1,372 457	1,372 457
Repurchase Agreements (3.1%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $3,829 on 01/03/2006	3,827	3,827
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $9,133 on 01/03/2006	9,129	9,129

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Federated Growth & Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $61 on 01/03/2006	$61	$61
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $7,319 on 01/03/2006	7,316	7,316
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $807 on 01/03/2006	807	807

	Shares	Value
Investment Companies (1.8%)
American Beacon Fund 1-day yield of 4.19%	313,422	$313
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	2,971,964	2,972
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	1,234,508	1,235
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	8,093,267	8,093
Total Security Lending Collateral (cost: $86,441)		86,441
Total Investment Securities (cost: $675,170)		$691,716

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $84,513.

‡  Non-income producing.

■  At December 31,2005, repurchase agreements excluding collateral for securities on loan are collateralized by U.S. Government Agency Obligations with interest rates and maturity dates ranging from 3.74%–8.13% and 06/25/2014–06/25/2042, respectively, and with a market value plus accrued interest of $163,519.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $21,563, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

◆  Contract amounts are not in thousands.

(a)  Investors Bank and Trust Co. is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $7,367 or 1.1% of the total investments of the Fund.

ADR  American Depositary Receipt

EUR  Euro

GBP  Great British Pound

JPY  Japanese Yen

SEK  Swedish Krona

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Federated Growth & Income

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $675,170) (including securities loaned of $84,513)	$691,716
Cash	50
Receivables:
Investment securities sold	21,761
Shares sold	386
Interest	3,595
Income from loaned securities	16
Dividends	328
Dividend reclaims receivable	3
717,855
Liabilities:
Investment securities purchased	19,999
Accounts payable and accrued liabilities:
Shares redeemed	303
Management and advisory fees	383
Service fees	7
Administration fees	10
Payable for collateral for securities on loan	86,441
Other	76
107,219
Net Assets	$610,636
Net Assets Consist of:
Capital stock ($.01 par value)	$369
Additional paid-in capital	539,894
Distributable net investment income (loss)	9,569
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	44,314
Net unrealized appreciation (depreciation) on:
Investment securities	16,546
Translation of assets and liabilites denominated in foreign currencies	(56)
Net Assets	$610,636
Net Assets by Class:
Initial Class	$577,785
Service Class	32,851
Shares Outstanding:
Initial Class	34,967
Service Class	1,927
Net Asset Value and Offering Price Per Share:
Initial Class	$16.52
Service Class	17.05

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$11,108
Dividends (net of withholding taxes on foreign dividends of $245)	2,663
Income from loaned securities–net	271
14,042
Expenses:
Management and advisory fees	4,043
Printing and shareholder reports	194
Custody fees	109
Administration fees	108
Legal fees	10
Audit fees	17
Trustees fees	18
Service fees:
Service Class	64
Other	13
Total expenses	4,576
Net Investment Income (Loss)	9,466
Net Realized Gain (Loss) from:
Investment securities	45,107
Foreign currency transactions	(733)
44,374
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(25,955)
Translation of assets and liabilities denominated in foreign currencies	(97)
(26,052)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	18,322
Net Increase (Decrease) in Net Assets Resulting from Operations	$27,788

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Federated Growth & Income

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$9,466	$8,059
Net realized gain (loss) from investment securities and foreign currency transactions	44,374	50,767
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(26,052)	(17,123)
	27,788	41,703
Distributions to Shareholders:
From net investment income:
Initial Class	(11,867)	(12,509)
Service Class	(599)	(249)
	(12,466)	(12,758)
From net realized gains:
Initial Class	(43,671)	(13,429)
Service Class	(2,285)	(294)
	(45,956)	(13,723)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	188,259	54,028
Service Class	19,741	14,020
	208,000	68,048
Dividends and distributions reinvested:
Initial Class	55,538	25,938
Service Class	2,884	543
	58,422	26,481
Cost of shares redeemed:
Initial Class	(119,745)	(65,201)
Service Class	(4,939)	(1,186)
	(124,684)	(66,387)
	141,738	28,142
Net increase (decrease) in net assets	111,104	43,364
Net Assets:
Beginning of year	499,532	456,168
End of year	$610,636	$499,532
Distributable Net Investment Income (Loss)	$9,569	$12,466

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	11,159	3,148
Service Class	1,111	797
	12,270	3,945
Shares issued–reinvested from distributions:
Initial Class	3,445	1,589
Service Class	173	32
	3,618	1,621
Shares redeemed:
Initial Class	(7,082)	(3,824)
Service Class	(279)	(67)
	(7,361)	(3,891)
Net increase (decrease) in shares outstanding:
Initial Class	7,522	913
Service Class	1,005	762
	8,527	1,675

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Federated Growth & Income

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$17.59	$0.30	$0.52	$0.82	$(0.40)	$(1.49)	$(1.89)	$16.52
	12/31/2004	17.09	0.30	1.20	1.50	(0.48)	(0.52)	(1.00)	17.59
	12/31/2003	14.35	0.48	3.24	3.72	(0.49)	(0.49)	(0.98)	17.09
	12/31/2002	15.28	0.62	(0.48)	0.14	(0.35)	(0.72)	(1.07)	14.35
	12/31/2001	13.43	0.64	1.46	2.10	(0.25)	–	(0.25)	15.28
Service Class	12/31/2005	18.12	0.27	0.54	0.81	(0.39)	(1.49)	(1.88)	17.05
	12/31/2004	17.57	0.24	1.27	1.51	(0.44)	(0.52)	(0.96)	18.12
	12/31/2003	15.04	0.17	2.88	3.05	(0.03)	(0.49)	(0.52)	17.57

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	4.96%	$577,785	0.83%	0.83%	1.76%	55%
	12/31/2004	9.21	482,823	0.82	0.82	1.74	93
	12/31/2003	26.84	453,361	0.81	0.81	3.14	128
	12/31/2002	0.96	389,120	0.81	0.81	4.11	146
	12/31/2001	15.70	281,943	0.86	0.86	4.39	117
Service Class	12/31/2005	4.72	32,851	1.08	1.08	1.54	55
	12/31/2004	8.97	16,709	1.07	1.07	1.37	93
	12/31/2003	20.79	2,807	1.08	1.08	1.55	128

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Federated Growth & Income (the "Fund") share classes commenced operations as follows:

Initial Class – March 1, 1994

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Federated Growth & Income (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $52 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $116, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds.

The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $30.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$144,963
U.S. Government	177,556
Proceeds from maturities and sales of securities:
Long-Term	158,005
U.S. Government	55,000

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, foreign currency transactions, post October loss deferrals, options and REIT's.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(43)
Distributable net investment income (loss)	103
Accumulated net realized gain (loss) from investment securities	(60)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$18,969
Long-term Capital Gain	7,512
2005 Distributions paid from:
Ordinary Income	25,083
Long-term Capital Gain	33,339

AEGON/Transamerica Series Trust

Annual Report 2005

12

Federated Growth & Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$15,698
Undistributed Long-term Capital Gain	$38,946
Post October Currency Loss Deferral	$(21)
Net Unrealized Appreciation (Depreciation)	$15,750	*

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$675,170
Unrealized Appreciation	$16,546
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$16,546

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Federated Growth & Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated Growth & Income (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Federated Growth & Income (UNAUDITED)

Supplemental Tax Information
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $33,339 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Federated Growth & Income

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Federated Growth & Income (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Federated Equity Management Company of Pennsylvania (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser had achieved superior investment performance, noting the superior performance of the Portfolio relative to its peers and the benchmark index over the past one-, two-, three-, five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Federated Growth & Income (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Great Companies–AmericaSM

MARKET ENVIRONMENT

The 2005 market was driven by several key factors:

• The under-performance of large-cap stocks

• The out-performance of the energy and utilities sectors

•  The continued compression of Price/Earnings (P/E) ratios which resulted in a range bound market

Large-cap stocks continued to under-perform the broad market for the fifth year in a row. This under-performance began during the last quarter of 2000 and continued through 2005. This is the first time in recent history that we have seen a segment under-perform the broad market for more than three years.

The energy and utilities sectors drove major market returns. According to Standard and Poor's price appreciation calculations, the energy sector was up 29.14% while utilities were up approximately 12.76%. Even with the out-performance of these two sectors the Dow Jones Industrial Average was up only 1.72% for the year and the Standard and Poor's 500 Composite Stock Index ("S&P 500") was up only 4.91%. Without these two sectors, which represent approximately 13% of the S&P 500, both indices would have been close to or in negative territory for the year.

PE ratios have continued to compress while earnings are up which reflects a lack of investor enthusiasm for equities. The damage done to investor confidence caused by the technology bubble bursting, and the rise in real estate, has resulted in investors transferring a significant amount of their assets from equities into other investments.

PERFORMANCE

For the year ended December 31, 2005, Great Companies – AmericaSM, Initial Class returned 3.88%. By comparison its benchmark, the S&P 500 returned 4.91%.

STRATEGY REVIEW

In recognition of the changing market environment, we have made several modifications to our investing approach, as follows:

•  Turnover has increased as we increased the portfolio's holdings in the energy sector. This was a result of our efforts to place more emphasis on sector weightings.

•  We reduced the market cap level of companies in the portfolio. While we still invest primarily in large-cap stocks, the overall market cap size of the portfolio's holdings has been reduced.

The best performing stocks for the year 2005 included Apple Computer, Inc., Texas Instruments, Incorporated, Hewlett-Packard Company, The Goldman Sachs Group, Inc., and Prudential Financial, Inc.

The worst performing stocks for the year 2005 included International Business Machines Corporation, Cisco Systems, Inc., Electronic Arts, Inc, Citigroup, Inc., and Viacom, Inc.

The sector that had the greatest positive impact on performance, relative to the S&P 500, was information technology; and the sectors that had the greatest negative impact on performance included energy and health care.

James H. Huguet

Gerald W. Bollman, CFA

Matthew C. Stephani, CFA, CPA

Derek Hong, CFA

Co-Portfolio Managers
Great Companies, L.L.C.

AEGON/Transamerica Series Trust

Annual Report 2005

1

Great Companies–AmericaSM

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	3.88%	(1.71)%	0.76%	5/1/00
S&P 500[1]	4.91%	0.54%	(1.06)%	5/1/00
Service Class	3.63%	–	8.15%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Great Companies–AmericaSM

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,054.80	0.90%	$4.66
Hypothetical (b)	1,000.00	1,020.67	0.90	4.58
Service Class
Actual	1,000.00	1,053.30	1.15	5.95
Hypothetical (b)	1,000.00	1,019.41	1.15	5.85

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.9%)
Aerospace (4.3%)
United Technologies Corp.	182,000	$10,176
Beverages (3.5%)
PepsiCo, Inc.	137,942	8,150
Business Services (3.1%)
Omnicom Group, Inc. †	84,500	7,194
Chemicals & Allied Products (4.0%)
Clorox Co.	84,600	4,813
Procter & Gamble Co.	79,000	4,573
Commercial Banks (2.2%)
JP Morgan Chase & Co.	131,000	5,199
Communication (1.9%)
Viacom, Inc.–Class B ‡	141,000	4,597
Communications Equipment (3.7%)
Motorola, Inc.	192,000	4,337
QUALCOMM, Inc.	100,000	4,308
Computer & Data Processing Services (7.5%)
Electronic Arts, Inc. †‡	123,000	6,434
Microsoft Corp.	223,100	5,834
Yahoo!, Inc. ‡	136,000	5,328
Computer & Office Equipment (6.2%)
Apple Computer, Inc. ‡	137,110	9,857
Hewlett-Packard Co.	163,900	4,692
Electronic & Other Electric Equipment (5.0%)
Emerson Electric Co.	62,000	4,631
General Electric Co.	204,530	7,169
Electronic Components & Accessories (4.9%)
Intel Corp.	277,000	6,914
Texas Instruments, Inc.	141,000	4,522
Food & Kindred Products (1.8%)
Kellogg Co.	97,000	4,192
Insurance (5.3%)
AFLAC, Inc.	97,000	4,503
American International Group, Inc.	116,000	7,915
Leather & Leather Products (3.8%)
Coach, Inc. ‡	269,000	8,968
Life Insurance (3.1%)
Prudential Financial, Inc.	98,800	7,231
Medical Instruments & Supplies (4.2%)
Medtronic, Inc.	171,000	9,844

	Shares	Value
Oil & Gas Extraction (4.6%)
BJ Services Co. †	38,240	$1,402
Chesapeake Energy Corp. †	69,000	2,189
Nabors Industries, Ltd. ‡	45,240	3,427
XTO Energy, Inc. †	83,980	3,690
Petroleum Refining (0.8%)
ConocoPhillips	34,170	1,988
Pharmaceuticals (10.8%)
Amgen, Inc. ‡	29,000	2,287
Genzyme Corp. ‡	63,090	4,466
Johnson & Johnson	149,501	8,985
Pfizer, Inc.	210,000	4,897
Wyeth	104,864	4,831
Security & Commodity Brokers (10.5%)
American Express Co.	126,000	6,484
Goldman Sachs Group, Inc. (The)	54,696	6,985
Morgan Stanley	86,000	4,880
T. Rowe Price Group, Inc.	89,000	6,411
Toys, Games & Hobbies (0.7%)
Hasbro, Inc.	82,980	1,675
Transportation Equipment (2.0%)
Polaris Industries, Inc. †	95,000	4,769
Total Common Stocks (cost: $207,207)		220,747
	Principal	Value
SECURITY LENDING COLLATERAL (6.1%)
Debt (5.2%)
Bank Notes (0.2%)
Bank of America
4.27%, due 01/17/2006 *	$211	$211
4.31%, due 08/10/2006 *	173	173
Certificates Of Deposit (0.3%)
Barclays 4.31%, due 01/17/2006 *	133	133
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	188	188
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	75	75
Rabobank Nederland 4.10%, due 05/31/2006 *	188	188
Commercial Paper (0.6%)
Fairway Finance-144A 4.31%, due 01/10/2006	375	375
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	188	188

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	$74	$74
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	187	187
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	149	149
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	149	149
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	90	90
Yorktown Capital LLC 4.27%, due 01/05/2006	188	188
Euro Dollar Overnight (0.8%)
Calyon 4.34%, due 01/05/2006	188	188
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	376 357	376 357
Harris Trust & Savings Bank 4.25%, due 01/05/2006	308	308
National Australia Bank 4.16%, due 01/03/2006	384	384
Rabobank Nederland 4.15%, due 01/03/2006	135	135
Wells Fargo 4.27%, due 01/03/2006	188	188
Euro Dollar Terms (1.7%)
Bank of Montreal 4.30%, due 01/19/2006	376	376
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	113 301	113 301
BNP Paribas 4.22%, due 01/24/2006	188	188
Dexia Group 4.25%, due 01/09/2006	188	188
Rabobank Nederland 4.21%, due 01/19/2006	339	339
Royal Bank of Canada 4.25%, due 01/24/2006	263	263
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	564 414	564 414
Societe Generale 4.28%, due 01/30/2006	376	376
UBS AG 4.26%, due 01/10/2006	376	376

	Principal	Value
Euro Dollar Terms (continued)
Wells Fargo 4.29%, due 01/30/2006	$564	$564
Promissory Notes (0.1%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	226 75	226 75
Repurchase Agreements (1.5%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $630 on 01/03/2006	630	630
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $1,503 on 01/03/2006	1,502	1,502
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $10 on 01/03/2006	10	10
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $1,204 on 01/03/2006	1,204	1,204
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $133 on 01/03/2006	133	133
	Shares	Value
Investment Companies (0.9%)
American Beacon Fund 1-day yield of 4.19%	51,568	$52
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	488,979	489
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	203,114	203
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	1,331,589	1,332
Total Security Lending Collateral (cost: $14,222)		14,222
Total Investment Securities (cost: $221,429)		$234,969

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $13,758.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $3,548, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% – 8.75% and 01/03/2006 – 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $1,212 or 0.5% of the total investments of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Great Companies–AmericaSM

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $221,429) (including securities loaned of $13,758)	$234,969
Cash	11,586
Receivables:
Investment securities sold	3,098
Shares sold	29
Interest	29
Dividends	190
249,901
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	163
Management and advisory fees	156
Service fees	1
Administration fees	4
Payable for collateral for securities on loan	14,222
Other	55
14,601
Net Assets	$235,300
Net Assets Consist of:
Capital stock ($.01 par value)	$231
Additional paid-in capital	236,304
Distributable net investment income (loss)	1,357
Accumulated net realized gain (loss) from investment securities	(16,132)
Net unrealized appreciation (depreciation) on investment securities	13,540
Net Assets	$235,300
Net Assets by Class:
Initial Class	$231,323
Service Class	3,977
Shares Outstanding:
Initial Class	22,724
Service Class	390
Net Asset Value and Offering Price Per Share:
Initial Class	$10.18
Service Class	10.20

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$127
Dividends	3,498
Income from loaned securities–net	12
3,637
Expenses:
Management and advisory fees	1,996
Printing and shareholder reports	157
Custody fees	30
Administration fees	52
Legal fees	5
Audit fees	14
Trustees fees	9
Service fees:
Service Class	10
Other	7
Total expenses	2,280
Net Investment Income (Loss)	1,357
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	23,642
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(16,593)
Net Realized and Unrealized Gain (Loss) on Investment Securities	7,049
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,406

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Great Companies–AmericaSM

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,357	$2,213
Net realized gain (loss) from investment securities	23,642	17,317
Change in unrealized appreciation (depreciation) on investment securities	(16,593)	(14,675)
	8,406	4,855
Distributions to Shareholders:
From net investment income:
Initial Class	(2,181)	(1,779)
Service Class	(32)	(8)
	(2,213)	(1,787)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	18,233	15,705
Service Class	1,614	3,946
	19,847	19,651
Proceeds from fund acquisition:
Initial Class	–	124,290
Service Class	–	235
	–	124,525
Dividends and distributions reinvested:
Initial Class	2,181	1,779
Service Class	32	8
	2,213	1,787
Cost of shares redeemed:
Initial Class	(89,390)	(79,750)
Service Class	(1,874)	(728)
	(91,264)	(80,478)
	(69,204)	65,485
Net increase (decrease) in net assets	(63,011)	68,553
Net Assets:
Beginning of year	298,311	229,758
End of year	$235,300	$298,311
Distributable Net Investment Income (Loss)	$1,357	$2,213

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,798	1,621
Service Class	162	409
	1,960	2,030
Shares issued on fund acquisition:
Initial Class	–	12,824
Service Class	–	24
	–	12,848
Shares issued–reinvested from distributions:
Initial Class	222	194
Service Class	3	1
	225	195
Shares redeemed:
Initial Class	(9,031)	(8,332)
Service Class	(188)	(76)
	(9,219)	(8,408)
Net increase (decrease) in shares outstanding:
Initial Class	(7,011)	6,307
Service Class	(23)	358
	(7,034)	6,665

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Great Companies–AmericaSM

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$9.89	$0.05	$0.33	$0.38	$(0.09)	$–	$(0.09)	$10.18
	12/31/2004	9.78	0.07	0.09	0.16	(0.05)	–	(0.05)	9.89
	12/31/2003	7.88	0.06	1.88	1.94	(0.04)	–	(0.04)	9.78
	12/31/2002	9.96	0.05	(2.11)	(2.06)	(0.02)	–	(0.02)	7.88
	12/31/2001	11.38	0.04	(1.43)	(1.39)	(0.03)	–	(0.03)	9.96
Service Class	12/31/2005	9.92	0.03	0.33	0.36	(0.08)	–	(0.08)	10.20
	12/31/2004	9.81	0.06	0.08	0.14	(0.03)	–	(0.03)	9.92
	12/31/2003	8.37	0.03	1.41	1.44	–	–	–	9.81

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	3.88%	$231,323	0.88%	0.88%	0.53%	112%
	12/31/2004	1.72	294,213	0.86	0.86	0.78	53
	12/31/2003	24.67	229,217	0.85	0.85	0.73	39
	12/31/2002	(20.69)	233,961	0.88	0.88	0.54	31
	12/31/2001	(12.20)	152,874	0.89	0.89	0.39	70
Service Class	12/31/2005	3.63	3,977	1.13	1.13	0.27	112
	12/31/2004	1.46	4,098	1.12	1.12	0.59	53
	12/31/2003	17.25	541	1.12	1.12	0.50	39

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Great Companies–AmericaSM (the "Fund") share classes commenced operations as follows:

Initial Class – May 1, 2000
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Great Companies – AmericaSM (the "Fund") is part of ATST. The Fund is "non-diversified" under 1940 Act.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On May 3, 2004, the Fund acquired all the net assets of the GE U.S. Equity Fund pursuant to a plan of reorganization approved by shareholders. The Fund is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 12,848 shares of the Fund for the 9,533 shares of the GE U.S. Equity Fund outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition was $222,179. The GE U.S. Equity Fund's net assets at that date of $124,525, including $11,396 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $346,704.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $99 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Income from loaned securities on the Statement of Operations is net of fees, in the amount of $5, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.775% of first $250 million of ANA
0.75% of the next 250 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each

AEGON/Transamerica Series Trust

Annual Report 2005

11

Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $12.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$282,117
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	359,207
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, post October loss deferrals and capital loss carryforwards.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$4,743	December 31, 2010
9,588	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $19,291.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$1,787
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	2,213
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$1,356
Undistributed Long-term Capital Gain	$–
Post October Capital Loss Deferral	$(1,204)
Capital Loss Carryforward	$(14,331)
Net Unrealized Appreciation (Depreciation)	$12,944

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$222,025
Unrealized Appreciation	$16,924
Unrealized (Depreciation)	(3,980)
Net Unrealized Appreciation (Depreciation)	$12,944

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Great Companies – AmericaSM

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies – AmericaSM (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

13

Great Companies–AmericaSM

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Great Companies – AmericaSM Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Great Companies, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser had generally achieved acceptable performance. The Board noted that the Portfolio's performance was above median relative to its peers and superior to the benchmark index over the past five-year period. While the Board expressed concern that the Portfolio's performance has lagged in recent years, it also noted that the Portfolio's new pricing will result in lower management and sub-advisory fees, which may contribute to improving performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's new pricing schedule (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. The Board favorably noted the Portfolio's new pricing which results in lower management and sub-advisory fees to the benefit of the Portfolio and its shareholders. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of

AEGON/Transamerica Series Trust

Annual Report 2005

14

Great Companies–AmericaSM (continued)

the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Great Companies–TechnologySM

MARKET ENVIRONMENT

Volatility of stock prices and investor sentiment marked 2005 as a year of great uncertainty. First quarter 2005 found prices under great pressure, as did the third quarter. However, the year's performance of Great Companies – TechnologySM and its benchmark the NASDAQ 100 Index ("NASDAQ 100") could be mistaken for a calmer demeanor.

High winds and high energy prices combined last year to make forecasting an even more difficult task than usual. Investors took shelter by fleeing stocks at the first whiff of trouble and that increased individual stock volatility sharply. Further, uncertainty about the duration of the rise in interest rates caused a rising fear of consumer spending weakness. With more and more of technology companies' products aimed at the consumer market (cell phones, music players, and digital televisions), consumer attitudes had a rising influence on technology stock prices. Worries about consumer spending for the holiday season are now behind us and technology stock prices are now reacting with relief.

Our strategy has been to emphasize investment in the highest quality producers of technology, including those companies with products aimed at satisfying the rapidly growing appetites of consumers for the newest and best things. That strategy continues to be rewarded by sales trends within the technology sector. The sustainability of these trends is the big question and concerns about competition and consumer tastes may lead investors to view technology stocks with a shortened time horizon.

PERFORMANCE

For the year ended December 31, 2005, Great Companies– TechnologySM, Initial Class returned 2.06%. By comparison its benchmark, the NASDAQ 100 returned 1.49%.

STRATEGY REVIEW

During the past year we made the following changes in the portfolio:

Additions:

We have increased the intensity of our search for superior technology companies and this is reflected in the following list of additions.

•  Adobe Systems, Incorporated ("Adobe")—The company is the world leader in graphics and portable document software. Investor concerns about competition from Microsoft Corporation ("Microsoft") allowed the purchase of Adobe shares at a very favorable price.

•  Apple Computer, Inc.—This niche maker of personal computers ("PC") has over the last year re-invented the music delivery business with its iPod devices. The dominance of the company's market position in high-end personal computing is enhanced by the rapid growth of both iPod and music revenues.

•  Hewlett-Packard Company ("Hewlett-Packard")—The management change and business improvement at this major PC and printer company has increased the potential for higher shareholder returns.

•  Logitech International S.A.—First rate products, consistent high returns on invested capital and a dominant position in its markets made the addition of this computer peripherals manufacturer a highly attractive proposition.

•  Motorola, Inc.—The revival of the competitive strength of this venerable communications equipment company is resulting in rising revenue growth, a rapid flow of iconic new cellular handsets and the re-establishment of the Motorola brand as one of two dominant global companies in the wireless communications market.

•  Samsung Electronics Co., Ltd—This leader in the worldwide consumer electronics business has generated superior returns and rapid sales growth. Its competitive position has been bolstered by its strong design capabilities and integrated manufacturing strategy.

Deletions:

Several underperforming stocks were sold from the portfolio during the year:

•  Dell, Inc.—The resurgence of Hewlett-Packard; the difficulties of maintaining high growth rates; high market share and high returns; and some management stumbles led us to diminished expectations for shareholder returns.

•  Symantec Corporation—The combination of challenges from integrating a large acquisition and from increased competition from Microsoft reduced the business prospects of the company.

Some of the best performing stocks that were held in the portfolio were Samsung Electronics Co., Ltd., Apple Computer, Inc., Logitech International S.A. and Texas Instruments, Incorporated. The worst performing stocks were eBay, Inc., Symantec Corporation and Dell, Inc.

James H. Huguet

Gerald W. Bollman, CFA

Matthew C. Stephani, CFA, CPA

Derek Hong, CFA

Co-Portfolio Managers
Great Companies, L.L.C.

AEGON/Transamerica Series Trust

Annual Report 2005

1

Great Companies–TechnologySM

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	2.06%	(8.27)%	(13.55)%	5/1/00
NASDAQ 100[1]	1.49%	(6.81)%	(13.61)%	5/1/00
Service Class	1.86%	–	14.92%	5/1/03

NOTES

1  The NASDAQ 100 (NASDAQ 100) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the portfolio may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Great Companies–TechnologySM

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,122.70	0.90%	$4.82
Hypothetical (b)	1,000.00	1,020.67	0.90	4.58
Service Class
Actual	1,000.00	1,121.00	1.14	6.09
Hypothetical (b)	1,000.00	1,019.46	1.14	5.80

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At December 31, 2005

This chart shows the percentage breakdown by industry of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

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Great Companies–TechnologySM

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.0%)
Communications Equipment (12.4%)
Corning, Inc. ‡	300,000	$5,898
Motorola, Inc.	152,800	3,452
Nokia Corp., ADR	259,000	4,740
QUALCOMM, Inc.	103,160	4,444
Computer & Data Processing Services (22.1%)
Activision, Inc. ‡	446,000	6,128
Adobe Systems, Inc.	92,000	3,400
Electronic Arts, Inc. ‡	119,000	6,225
Microsoft Corp.	294,600	7,704
NAVTEQ Corp. ‡	72,000	3,159
VeriSign, Inc. ‡	13,600	298
Yahoo!, Inc. ‡	155,000	6,073
Computer & Office Equipment (17.7%)
Apple Computer, Inc. ‡	133,250	9,579
EMC Corp. ‡	307,200	4,184
Hewlett-Packard Co.	108,000	3,092
Logitech International SA, ADR ‡	204,192	9,550
Electronic & Other Electric Equipment (3.0%)
Samsung Electronics Co., Ltd., GDR–144A †	13,400	4,415
Electronic Components & Accessories (20.6%)
Analog Devices, Inc.	150,200	5,388
Freescale Semiconductor, Inc.–Class B ‡	1,302	33
Intel Corp.	293,576	7,328
Linear Technology Corp. †	193,100	6,965
Texas Instruments, Inc.	137,000	4,394
Xilinx, Inc. †	266,400	6,716
Entertainment (5.0%)
International Game Technology	244,400	7,523
Industrial Machinery & Equipment (3.0%)
Applied Materials, Inc.	252,500	4,530
Lam Research Corp. ‡	800	28
Instruments & Related Products (0.9%)
FLIR Systems, Inc. ‡†	61,000	1,362
Pharmaceuticals (7.6%)
Alkermes, Inc. ‡†	56,700	1,084
Amgen, Inc. ‡	42,000	3,312
Genzyme Corp. ‡	66,677	4,719
MedImmune, Inc. ‡	200	7
Vertex Pharmaceuticals, Inc. ‡	82,000	2,269
Research & Testing Services (0.7%)
Telik, Inc. ‡†	58,300	990
Total Common Stocks (cost: $126,579)		138,989

	Principal	Value
SECURITY LENDING COLLATERAL (7.0%)
Debt (6.0%)
Bank Notes (0.2%)
Bank of America
4.27%, due 01/17/2006 *	$155	$155
4.31%, due 08/10/2006 *	128	128
Certificates Of Deposit (0.3%)
Barclays 4.31%, due 01/17/2006 *	98	98
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	139	139
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	55	55
Rabobank Nederland 4.10%, due 05/31/2006 *	139	139
Commercial Paper (0.7%)
Fairway Finance–144A 4.31%, due 01/10/2006	277	277
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	139	139
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	54	54
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	138	138
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	110	110
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	110	110
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	67	67
Yorktown Capital LLC 4.27%, due 01/05/2006	139	139
Euro Dollar Overnight (1.0%)
Calyon 4.34%, due 01/05/2006	139	139
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	277 263	277 263
Harris Trust & Savings Bank 4.25%, due 01/05/2006	227	227
National Australia Bank 4.16%, due 01/03/2006	283	283
Rabobank Nederland 4.15%, due 01/03/2006	100	100
Wells Fargo 4.27%, due 01/03/2006	139	139

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Great Companies–TechnologySM

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (2.0%)
Bank of Montreal 4.30%, due 01/19/2006	$277	$277
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	83 222	83 222
BNP Paribas 4.22%, due 01/24/2006	139	139
Dexia Group 4.25%, due 01/09/2006	139	139
Rabobank Nederland 4.21%, due 01/19/2006	250	250
Royal Bank of Canada 4.25%, due 01/24/2006	194	194
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	416 305	416 305
Societe Generale 4.28%, due 01/30/2006	277	277
UBS AG 4.26%, due 01/10/2006	277	277
Wells Fargo 4.29%, due 01/30/2006	416	416
Promissory Notes (0.1%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	166 55	166 55
Repurchase Agreements (1.7%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $464 on 01/03/2006	464	464

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $1,108 on 01/03/2006	$1,107	$1,107
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $7 on 01/03/2006	7	7
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $888 on 01/03/2006	887	887
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $98 on 01/03/2006	98	98
	Shares	Value
Investment Companies (1.0%)
American Beacon Fund 1-day yield of 4.19%	38,019	38
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	360,504	360
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	149,748	150
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	981,725	982
Total Security Lending Collateral (cost: $10,485)		10,485
Total Investment Securities (cost: $137,064)		$149,474

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $10,146.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $2,615, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $5,310 or 3.6% of the total investments of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Great Companies–TechnologySM

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $137,064) (including securities loaned of $10,146)	$149,474
Cash	15,919
Foreign currency (cost: $27)	28
Receivables:
Shares sold	734
Interest	30
Dividends	57
166,242
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	110
Management and advisory fees	116
Administration fees	3
Payable for collateral for securities on loan	10,485
Other	30
10,744
Net Assets	$155,498
Net Assets Consist of:
Capital stock ($.01 par value)	$357
Additional paid-in capital	132,793
Distributable net investment income (loss)	(2)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	9,939
Net unrealized appreciation (depreciation) on: Investment securities	12,410
Translation of assets and liabilites denominated in foreign currencies	1
Net Assets	$155,498
Net Assets by Class:
Initial Class	$153,247
Service Class	2,251
Shares Outstanding:
Initial Class	35,157
Service Class	519
Net Asset Value and Offering Price Per Share:
Initial Class	$4.36
Service Class	4.34

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$205
Dividends (net of withholding taxes on foreign dividends of $2)	984
Income from loaned securities–net	18
1,207
Expenses:
Management and advisory fees	1,470
Printing and shareholder reports	58
Custody fees	23
Administration fees	37
Legal fees	3
Audit fees	14
Trustees fees	7
Service fees:
Service Class	6
Other	5
Total expenses	1,623
Net Investment Income (Loss)	(416)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	24,909
Net increase (decrease) in unrealized appreciation (depreciation) on: Investment securities	(21,672)
Translation of assets and liabilities denominated in foreign currencies	(1)
(21,673)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	3,236
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,820

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Great Companies–TechnologySM

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(416)	$815
Net realized gain (loss) from investment securities and foreign currency transactions	24,909	17,462
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(21,673)	(1,984)
	2,820	16,293
Distributions to Shareholders:
From net investment income:
Initial Class	(768)	–
Service Class	(5)	–
	(773)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	22,745	38,677
Service Class	1,360	1,812
	24,105	40,489
Proceeds from fund acquisition:
Initial Class	–	20,928
Service Class	–	518
	–	21,446
Dividends and distributions reinvested:
Initial Class	768	–
Service Class	5	–
	773	–
Cost of shares redeemed:
Initial Class	(81,334)	(79,849)
Service Class	(1,466)	(910)
	(82,800)	(80,759)
	(57,922)	(18,824)
Net increase (decrease) in net assets	(55,875)	(2,531)
Net Assets:
Beginning of year	211,373	213,904
End of year	$155,498	$211,373
Distributable Net Investment Income (Loss)	$(2)	$798

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	5,549	9,543
Service Class	334	449
	5,883	9,992
Shares issued on fund acquisition:
Initial Class	–	5,341
Service Class	–	132
	–	5,473
Shares issued–reinvested from distributions:
Initial Class	187	–
Service Class	1	–
	188	–
Shares redeemed:
Initial Class	(19,279)	(19,820)
Service Class	(360)	(224)
	(19,639)	(20,044)
Net increase (decrease) in shares outstanding:
Initial Class	(13,543)	(4,936)
Service Class	(25)	357
	(13,568)	(4,579)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Great Companies–TechnologySM

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$4.29	$(0.01)	$0.10	$0.09	$(0.02)	$–	$(0.02)	$4.36
	12/31/2004	3.97	0.02	0.30	0.32	–	–	–	4.29
	12/31/2003	2.63	(0.02)	1.36	1.34	–	–	–	3.97
	12/31/2002	4.25	(0.03)	(1.59)	(1.62)	–	–	–	2.63
	12/31/2001	6.74	(0.03)	(2.46)	(2.49)	–	–	–	4.25
Service Class	12/31/2005	4.28	(0.02)	0.09	0.07	(0.01)	–	(0.01)	4.34
	12/31/2004	3.97	0.02	0.29	0.31	–	–	–	4.28
	12/31/2003	3.00	(0.02)	0.99	0.97	–	–	–	3.97

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	2.06%	$153,247	0.88%	0.88%	(0.22)%	91%
	12/31/2004	8.06	209,049	0.85	0.85	0.38	35
	12/31/2003	50.95	213,164	0.87	0.87	(0.57)	40
	12/31/2002	(38.12)	53,434	1.00	1.01	(0.79)	86
	12/31/2001	(36.94)	56,885	0.99	0.99	(0.66)	75
Service Class	12/31/2005	1.86	2,251	1.13	1.13	(0.47)	91
	12/31/2004	7.56	2,324	1.15	1.15	0.48	35
	12/31/2003	32.33	740	1.12	1.12	(0.83)	40

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Great Companies–TechnologySM (the "Fund") commenced operations on:

Initial Class – May 1, 2000
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Great Companies–TechnologySM (the "Fund") is a part of ATST. The Fund is "non-diversified" under the 1940 Act.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On May 3, 2004, the Fund acquired all the net assets of BlackRock Global Science & Technology Opportunities pursuant to a plan of reorganization approved by shareholders of BlackRock Global Science & Technology Opportunities. Great Companies–TechnologySM is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 5,473 shares of the Fund for the 2,595 shares of BlackRock Global Science & Technology Opportunities outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition was $203,055. BlackRock Global Science & Technology Opportunities' net assets at that date $21,446, including $628 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets of $224,501.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $64 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned

AEGON/Transamerica Series Trust

Annual Report 2005

9

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

securities on the Statement of Operations is net of fees, in the amount of $8, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$2,089	1.34%
Asset Allocation–Moderate Growth Portfolio	45,711	29.40%
Asset Allocation–Moderate Portfolio	35,133	22.59%
Total	$82,933	53.33%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $8.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$157,023
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	222,510
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating lossses and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$389
Accumulated net realized gain (loss) from investment securities	(389)

The capital loss carryforward utilized during the year ended December 31, 2005 was $12,540.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	773
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$4,618
Undistributed Long-term Capital Gain	$6,455
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$11,275	*

* Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$138,198
Unrealized Appreciation	$15,187
Unrealized (Depreciation)	(3,911)
Net Unrealized Appreciation (Depreciation)	$11,276

AEGON/Transamerica Series Trust

Annual Report 2005

11

Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Great Companies–TechnologySM

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies – TechnologySM (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

13

Great Companies–TechnologySM

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Great Companies – TechnologySM (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Great Companies, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable performance relative the Portfolio's peers and the benchmark index over the past two- and three-year periods, but expressed concerns about the Portfolio's performance in the past year. The Board decided to continue to monitor its performance at upcoming meetings and asked that TFAI work with the Sub-Adviser to take steps to improve performance. The Board also noted that the Portfolio's new pricing will result in lower management and sub-advisory fees, which could contribute to improving performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's new pricing schedule (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. The Board favorably noted the Portfolio's new pricing which results in lower management and sub-advisory fees to the benefit of the Portfolio and its shareholders. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded

AEGON/Transamerica Series Trust

Annual Report 2005

14

Great Companies–TechnologySM (continued)

that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Janus Growth

PERFORMANCE

For the year ended December 31, 2005, Janus Growth, Initial Class returned 9.95%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and Russell 1000 Growth Index returned 4.91% and 5.26%, respectively.

STRATEGY REVIEW

Accounting for a significant part of the portfolio's gains was strong stock selection relative to the S&P 500 in the healthcare sector. Offering better visibility and predictability in businesses such as well-established biotechnology companies and managed care operations, healthcare names proved durable as rising oil prices cast doubts on the near-term direction of the economy. Also bolstering returns was strong stock selection within the telecommunications sector. Meanwhile, a larger-than-the-benchmark position in the consumer discretionary sector diminished performance, as high energy prices cut into consumer spending levels. Another area of weakness in the portfolio was our information technology weighting, where select holdings experienced near-term setbacks.

The single largest contributor to the portfolio's performance during the year was biotechnology firm Celgene Corporation ("Celgene"). We have long believed that Celgene's success would be the efficacy of its new drug, Revlimid, used to treat myelodysplastic syndrome, or MDS. MDS is a collection of disorders in which the body's bone marrow fails to produce enough blood cells. Revlimid also treats plasma cell cancer, known as multiple myeloma. Our rigorous analysis and numerous doctor interviews convinced us that Revlimid had the potential to become a "$1 billion" in revenue remedy upon approval by the Food and Drug Administration ("FDA"). Midway through phase three trials, the FDA looked at the data and found Revlimid to be extremely effective in treating multiple myeloma, sending Celgene's shares higher.

Genentech, Inc. ("Genentech"), a biotechnology industry leader, also gained considerably during the period. We first invested in the company a number of years ago when we determined it was on the verge of introducing a series of medicines that addressed broad disease categories and would likely generate strong revenue growth. As predicted, the asthma treatment Xolair, the psoriasis drug Raptiva and the cancer drugs Avastin and Tarceva all proved successful. Although the stock had already delivered on the big, open-ended growth possibilities we originally identified, we have been thrilled with Genentech's progress on a fifth medicine: Lucentis, the in-development treatment for age-related macular degeneration, which causes sight loss. Considering the likely addition of another flagship product, we worried about the company's manufacturing capacity and trimmed our stake in the company, but Genentech announced it was purchasing an existing large production facility from Biogen Idec, Inc. that expands its production capacity by a third, therefore we remained invested.

Google Inc. ("Google"), a relatively new holding in the portfolio, also contributed significantly to performance. The Internet search engine continually reports growing search query volumes, yet faces much skepticism about its valuation. As long as the customer usage figures continue to climb as we believe, we are comfortable with the current valuation. Google currently generates revenue from both domestic and international searches. Domestic searchers generate more than three times the revenue of an international search. It is plausible that over a number of years those revenue metrics will converge. Google is hiring sales people to explain the benefits of paid search to local advertisers in international markets at a rapid clip to address this enormous revenue opportunity.

Laggards during the period included Advanced Micro Devices, Inc. ("AMD"), which retreated amid worries about the chipmaker's underperforming flash-memory business. Although we shared those concerns as well, we believed that robust sales of AMD's popular and profitable Athlon 64 microprocessor would more than offset losses in its flash-memory unit. But intense competition with rival semiconductor manufacturer Intel Corporation can result in razor-thin margins. Consequently, while there may be some upside potential to the stock once AMD spins off its sluggish flash-memory business, we decided to exit the position.

As mentioned earlier, many of the portfolio's laggards during the period came from the consumer discretionary sector, which sagged under the weight of higher energy prices and subdued consumer sentiment following Hurricanes Katrina and Rita. Cruise line operators such as Royal Caribbean Cruises, Ltd. and Carnival Corporation watched increased fuel expenses absorb a substantial portion of revenue increases. January is when the bulk of customer buying occurs, so we will watch closely for trends and size our position accordingly.

Anticipating that higher energy costs will be the norm, we have trimmed or eliminated names on the margin that we feel are not as likely to fare well when consumer spending is less robust. Many of those that remain hold solid growth characteristics, as we believe they are frequently tied to specific catalysts that have

AEGON/Transamerica Series Trust

Annual Report 2005

1

Janus Growth (continued)

the potential to facilitate price increases or ease a company's entry into a new promising market.

Ultimately, we will invest where we think the growth prospects are best, based on a spectrum of factors ranging from company level developments through industry specific issues and the broader economy.

Thank you for your continued investment with Janus.

Edward Keely, CFA

Portfolio Manager
Janus Capital Management LLC

AEGON/Transamerica Series Trust

Annual Report 2005

2

Janus Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	9.95%	(3.35)%	8.12%	12.59%	10/2/86
S&P 500[1]	4.91%	0.54%	9.07%	11.74%	10/2/86
Russell 1000 Growth[1]	5.26%	(3.58)%	6.73%	10.53%	10/2/86
Service Class	9.70%	–	–	17.40%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Janus Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,106.80	0.85%	$4.51
Hypothetical (b)	1,000.00	1,020.92	0.85	4.33
Service Class
Actual	1,000.00	1,105.60	1.10	5.84
Hypothetical (b)	1,000.00	1,019.66	1.10	5.60

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Janus Growth

SCHEDULE OF INVESTMENTS

At December 31, 2005

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (88.9%)
Amusement & Recreation Services (2.2%)
Harrah's Entertainment, Inc. †	534,335	$38,093
Automotive (2.0%)
Harley-Davidson, Inc. †	677,385	34,878
Business Services (3.7%)
eBay, Inc. ‡	1,028,295	44,474
Lamar Advertising Co. †‡	450,570	20,789
Chemicals & Allied Products (3.4%)
Procter & Gamble Co.	525,170	30,397
Reckitt Benckiser PLC	879,331	29,002
Communication (0.7%)
XM Satellite Radio Holdings, Inc.–Class A †‡	466,450	12,725
Communications Equipment (3.5%)
QUALCOMM, Inc.	469,040	20,206
Research In Motion, Ltd. †‡	609,900	40,259
Computer & Data Processing Services (14.1%)
Amdocs, Ltd. ‡	823,610	22,649
Ceridian Corp. ‡	878,830	21,839
Check Point Software Technologies, Ltd. ‡	744,475	14,964
Google, Inc.–Class A ‡	81,685	33,888
NAVTEQ Corp. ‡	760,445	33,361
Yahoo!, Inc. ‡	3,084,030	120,832
Construction (0.4%)
Pulte Homes, Inc.	163,255	6,426
Electronic & Other Electric Equipment (3.6%)
General Electric Co.	1,405,915	49,277
Harman International Industries, Inc.	145,630	14,250
Electronic Components & Accessories (1.4%)
Maxim Integrated Products, Inc.	695,726	25,213
Food Stores (1.1%)
Safeway, Inc. †	837,195	19,808
Health Services (1.9%)
Coventry Health Care, Inc. †‡	596,015	33,949
Hotels & Other Lodging Places (2.9%)
Starwood Hotels & Resorts Worldwide, Inc.	806,775	51,521
Instruments & Related Products (2.0%)
Alcon, Inc.	273,925	35,501
Insurance (4.9%)
UnitedHealth Group, Inc.	1,394,680	86,665
Lumber & Other Building Materials (1.3%)
Lowe's Cos., Inc.	350,865	23,389

	Shares	Value
Medical Instruments & Supplies (10.5%)
Medtronic, Inc.	1,790,760	$103,094
Synthes, Inc.	367,719	41,211
Varian Medical Systems, Inc. †‡	778,285	39,179
Oil & Gas Extraction (1.6%)
Apache Corp.	123,430	8,457
Schlumberger, Ltd. †	207,820	20,190
Personal Credit Institutions (1.2%)
SLM Corp.	385,195	21,220
Pharmaceuticals (15.0%)
Celgene Corp. †‡	1,382,370	89,578
Dade Behring Holdings, Inc.	426,240	17,429
Genentech, Inc. ‡	277,165	25,638
Roche Holding AG–Genusschein	543,508	81,423
Teva Pharmaceutical Industries, Ltd., ADR †	1,165,475	50,127
Retail Trade (2.5%)
Staples, Inc.	1,928,017	43,785
Security & Commodity Brokers (1.5%)
Chicago Mercantile Exchange †	70,390	25,868
Telecommunications (2.8%)
Nextel Partners, Inc.–Class A ‡	1,728,840	48,304
Transportation & Public Utilities (1.4%)
Expedia, Inc. †‡	1,048,691	25,127
Water Transportation (3.3%)
Carnival Corp.	509,430	27,239
Royal Caribbean Cruises, Ltd. †	675,400	30,433
Total Common Stocks (cost: $1,149,081)		1,562,657
	Principal	Value
SECURITY LENDING COLLATERAL (11.1%)
Debt (9.5%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$2,898	$2,898
4.31%, due 08/10/2006 *	2,381	2,381
Certificates Of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	1,828	1,828
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	2,588	2,588
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	1,035	1,035
Rabobank Nederland 4.10%, due 05/31/2006 *	2,588	2,588

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Janus Growth

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2005

(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (1.1%)
Fairway Finance–144A
4.31%, due 01/10/2006	$5,163	$5,163
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	2,588	2,588
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	1,015	1,015
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	2,570	2,570
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	2,056	2,056
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	2,045	2,045
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	1,242	1,242
Yorktown Capital LLC 4.27%, due 01/05/2006	2,588	2,588
Euro Dollar Overnight (1.5%)
Calyon 4.34%, due 01/05/2006	2,588	2,588
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	5,176 4,917	5,176 4,917
Harris Trust & Savings Bank 4.25%, due 01/05/2006	4,244	4,244
National Australia Bank 4.16%, due 01/03/2006	5,285	5,285
Rabobank Nederland 4.15%, due 01/03/2006	1,863	1,863
Wells Fargo 4.27%, due 01/03/2006	2,588	2,588
Euro Dollar Terms (3.2%)
Bank of Montreal 4.30%, due 01/19/2006	5,176	5,176
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	1,553 4,141	1,553 4,141
BNP Paribas 4.22%, due 01/24/2006	2,588	2,588
Dexia Group 4.25%, due 01/09/2006	2,588	2,588
Rabobank Nederland 4.21%, due 01/19/2006	4,658	4,658
Royal Bank of Canada 4.25%, due 01/24/2006	3,623	3,623
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	7,764 5,693	7,764 5,693

	Principal	Value
Euro Dollar Terms (continued)
Societe Generale
4.28%, due 01/30/2006	$5,176	$5,176
UBS AG 4.26%, due 01/10/2006	5,176	5,176
Wells Fargo 4.29%, due 01/30/2006	7,764	7,764
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	3,105 1,035	3,105 1,035
Repurchase Agreements (2.7%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $8,668 on 01/03/2006	8,664	8,664
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $20,678 on 01/03/2006	20,668	20,668
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $138 on 01/03/2006	138	138
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $16,570 on 01/03/2006	16,562	16,562
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $1,828 on 01/03/2006	1,827	1,827
	Shares	Value
Investment Companies (1.6%)
American Beacon Fund
1-day yield of 4.19%	709,586	$710
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	6,728,499	6,728
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	2,794,915	2,795
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	18,323,082	18,323
Total Security Lending Collateral (cost: $195,701)		195,701
Total Investment Securities (cost: $1,344,782)		$1,758,358

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Swiss Franc	(66,900)	01/27/2006	$(53,084)	$2,174
			$(53,084)	$2,174

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Janus Growth

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2005

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $188,575.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $48,817, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $16,679 or 0.9% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Janus Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,344,782) (including securities loaned of $188,575)	$1,758,358
Cash	141,950
Receivables:
Shares sold	463
Interest	335
Dividends	1,133
Dividend reclaims receivable	1
Unrealized appreciation on forward currency contracts	2,174
1,904,414
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,019
Management and advisory fees	1,273
Service fees	1
Administration fees	29
Payable for collateral for securities on loan	195,701
Other	203
198,226
Net Assets	$1,706,188
Net Assets Consist of:
Capital stock ($.01 par value)	$445
Additional paid-in capital	1,999,252
Distributable net investment income (loss)	1,546
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(710,804)
Net unrealized appreciation (depreciation) on:
Investment securities	413,576
Translation of assets and liabilites denominated in foreign currencies	2,173
Net Assets	$1,706,188
Net Assets by Class:
Initial Class	$1,701,097
Service Class	5,091
Shares Outstanding:
Initial Class	44,344
Service Class	134
Net Asset Value and Offering Price Per Share:
Initial Class	$38.36
Service Class	38.10

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$2,391
Dividends (net of withholding taxes on foreign dividends of $204)	9,588
Income from loaned securities–net	207
12,186
Expenses:
Management and advisory fees	12,337
Printing and shareholder reports	629
Custody fees	199
Administration fees	325
Legal fees	30
Audit fees	14
Trustees fees	55
Service fees:
Service Class	9
Other	41
Total expenses before recapture of waived expenses	13,639
Recaptured expenses	176
Net expenses	13,815
Net Investment Income (Loss)	(1,629)
Net Realized Gain (Loss) from:
Investment securities	137,449
Foreign currency transactions	3,185
140,634
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	9,993
Translation of assets and liabilities denominated in foreign currencies	2,173
12,166
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	152,800
Net Increase (Decrease) in Net Assets Resulting from Operations	$151,171

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Janus Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(1,629)	$(3,631)
Net realized gain (loss) from investment securities and foreign currency transactions	140,634	140,608
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	12,166	100,448
	151,171	237,425
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	140,106	45,082
Service Class	3,426	2,222
	143,532	47,304
Cost of shares redeemed:
Initial Class	(306,091)	(265,616)
Service Class	(1,609)	(452)
	(307,700)	(266,068)
	(164,168)	(218,764)
Net increase (decrease) in net assets	(12,997)	18,661
Net Assets:
Beginning of year	1,719,185	1,700,524
End of year	$1,706,188	$1,719,185
Distributable Net Investment Income (Loss)	$1,546	$(10)

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	3,792	1,414
Service Class	96	71
	3,888	1,485
Shares redeemed:
Initial Class	(8,641)	(8,498)
Service Class	(45)	(15)
	(8,686)	(8,513)
Net increase (decrease) in shares outstanding:
Initial Class	(4,849)	(7,084)
Service Class	51	56
	(4,798)	(7,028)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Janus Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$34.89	$(0.03)	$3.50	$3.47	$–	$–	$–	$38.36
	12/31/2004	30.20	(0.07)	4.76	4.69	–	–	–	34.89
	12/31/2003	22.88	(0.08)	7.40	7.32	–	–	–	30.20
	12/31/2002	32.65	(0.09)	(9.68)	(9.77)	–	–	–	22.88
	12/31/2001	47.34	(0.12)	(13.24)	(13.36)	–	(1.33)	(1.33)	32.65
Service Class	12/31/2005	34.74	(0.12)	3.48	3.36	–	–	–	38.10
	12/31/2004	30.15	(0.14)	4.73	4.59	–	–	–	34.74
	12/31/2003	24.83	(0.08)	5.40	5.32	–	–	–	30.15

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)		Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2005	9.95%	$1,701,097	0.85	% (h)	0.85	% (h)	(0.10)%	59%
	12/31/2004	15.53	1,716,298	0.85		0.86		(0.22)	43
	12/31/2003	31.99	1,699,707	0.84		0.84		(0.30)	64
	12/31/2002	(29.92)	1,109,540	0.86		0.86		(0.33)	68
	12/31/2001	(28.20)	1,892,586	0.89		0.89		(0.33)	60
Service Class	12/31/2005	9.70	5,091	1.10	(h)	1.10	(h)	(0.35)	59
	12/31/2004	15.22	2,887	1.10		1.11		(0.43)	43
	12/31/2003	21.43	817	1.10		1.10		(0.56)	64

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Janus Growth (the "Fund") share classes commenced operations as follows:

Initial Class – October 2, 1986
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively (see Note 2).

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Janus Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Janus Growth (the"Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would

AEGON/Transamerica Series Trust

Annual Report 2005

11

Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $283 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $89, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Open forward foreign currency contracts at December 31, 2005, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$14,935	0.88%
Asset Allocation – Moderate Growth Portfolio	168,865	9.90%
Asset Allocation – Moderate Portfolio	54,033	3.17%
Total	$237,833	13.95%

AEGON/Transamerica Series Trust

Annual Report 2005

12

Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.77% of the next $500 million of ANA
0.75% of the next $750 million of ANA
0.70% of the next $1.5 billion of ANA
0.675% over $3 billion of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.85% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2004	$60	12/31/2007

For the year ended December 31, 2005, the Fund recaptured the following previously waived expenses

	Expense Recovered by Advisor	Increase in Total Expenses to Average Net Assets
Fiscal Year 2005	$176	0.01%

The sub-adviser, Janus Capital Management LLC, has agreed to a pricing discount based on the aggregate assets that they manage in the ATST and Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for year ended December 31, 2005 was $10.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class  0.15%
Service Class  0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $85.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$891,525
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	1,018,003
U.S. Government	–

AEGON/Transamerica Series Trust

Annual Report 2005

13

Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$3,185
Accumulated net realized gain (loss) from investment securities	(3,185)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$335,388	December 31, 2009
293,625	December 31, 2010
80,862	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $135,060.

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$3,719
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(709,875)
Net Unrealized Appreciation (Depreciation)	$412,647

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$1,345,711
Unrealized Appreciation	$423,033
Unrealized (Depreciation)	(10,386)
Net Unrealized Appreciation (Depreciation)	$412,647

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Janus Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

15

Janus Growth

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Janus Growth (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Janus Capital Management LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board discussed recent developments affecting the Sub-Adviser (i.e., regulatory scrutiny, new management and rumors of a potential change of control transaction) and considered how those may impact the Portfolio. The Board was satisfied with TFAI's representation about a perceived improvement in the Sub-Adviser's management and improved corporate culture, which could benefit the Portfolio, and concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Board concluded that TFAI and the Sub-Adviser generally had achieved superior investment performance, noting that the performance of the Portfolio was above median relative to its peers over the past one-, two-, three- and ten-year periods, and superior to the benchmark index over the past one-, two-, three- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages, although, the Board stated that it would like to see improved pricing for the Portfolio in the coming year. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements),

AEGON/Transamerica Series Trust

Annual Report 2005

16

Janus Growth (continued)

TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST. The Board concluded that the current level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board concluded that the advisory fees appropriately reflect the Portfolio's current size, long-term performance, the current economic environment for TFAI, and the competitive nature of the investment company market. In addition, the Board noted that it will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser (including whether it would be appropriate to implement advisory fee breakpoints) in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

17

Jennison Growth

MARKET ENVIRONMENT

The sharp rise in energy prices and the devastating effects of weather across many different parts of the United States (and around the globe) were some of the more notable events that occurred this past year. But their impact on the economy broadly and the strength of the US corporate sector appears remarkably small when looked at in the fullness of the year. Indeed, Gross Domestic Product ("GDP") grew at better than 3% for much of the year; core inflation, though higher, remained well-contained; solid growth in productivity married with employment and income growth continued; and corporate profits (as measured by the Standard and Poor's 500 Composite Stock Index ("S&P 500")) achieved another year of gains.

PERFORMANCE

For the year ended December 31, 2005, Jennison Growth, Initial Class returned 13.79%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index ("Russell 1000 Growth") and the S&P 500 returned 5.26% and 4.91%, respectively.

STRATEGY REVIEW

2005 proved rewarding for our portfolio. Jennison Growth significantly outperformed its benchmark, the Russell 1000 Growth. The portfolio also outperformed the broader market as measured by the S&P 500. Not only did we achieve some spectacular gains from individual holdings, strong gains came from many companies across a number of different industries and sectors leading to above average performance for the whole.

The portfolio's health care positions had the largest positive impact on total return, driven by a variety of holdings. During the year, companies that brought meaningful scientific advances to the treatment arena or provided services designed to manage the costs of delivering care were rewarded, and the portfolio benefited significantly in both regards. Alcon, Inc., Amgen, Inc., Genentech, Inc. and Roche Holding Ltd. are all benefiting from strong product cycles. On the services side, Caremark Rx, Inc. and the portfolio's HMO's also posted above market returns.

The performance of the portfolio's information technology holdings has also been very strong. Google Inc. was the top contributor to returns. Revenues have grown at a triple digit pace driven by sponsored search query, while earnings have developed even more favorably due to the operating leverage that accompanies this level of revenue growth. We believe that continued innovation will drive revenue growth in a business that is still early in its growth cycle. Another stellar performer, Apple Computer, Inc. more than doubled during the portfolio's fiscal year, as it continued to benefit from the tremendous success of its iPod family of products.

There were also notable performers in the consumer sectors. Whole Foods Market, Inc. continues to be a consistent and important contributor to performance. The company is enjoying healthy sales and square footage growth and most importantly, very strong same-store-sales. In addition, the productivity of new stores has been exceptional. Chico's FAS, Inc. has also been a notable performer. Increased same store sales continue to be the key to success, while their emerging store concept, White House Black Market is also seeing tremendous growth.

eBay Inc. was the greatest detractor from portfolio returns in the last twelve months, although the majority of weakness came early in 2005. The stock fell on concerns that domestic growth was slowing more than anticipated, coupled with increased investment in emerging markets. We added to our position because we believed that management was very focused on stimulating domestic sales, while its other two units International and PayPal, Inc. continued to grow at very high rates. Notably, the stock is up significantly from the lows set in the first quarter as business performance has improved.

For the full year we achieved flat or positive total return from all sectors with the one exception being industrials. The story in industrials relates to our sole holding in General Electric Company, which declined modestly for the year despite posting strong operating results in line with expectations.

The portfolio continues to invest in companies that we believe are high quality with strong balance sheets and proven management teams. We look for superior long-term business fundamentals, which we believe should provide these companies with sustainable, attractive growth opportunities.

Michael A. Del Balso

Spiros Segalas

Kathleen A. McCarragher

Co-Portfolio Managers

Jennison Associates LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

Jennison Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	13.79%	(2.04)%	0.36%	11/18/96
Russell 1000 Growth[1]	5.26%	(3.58)%	4.96%	11/18/96
S&P 500[1]	4.91%	0.54%	7.62%	11/18/96
Service Class	13.52%	–	16.39%	5/1/03

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2004, the Fund had selected S&P 500 as its benchmark measure; however, the Russell 1000 Growth is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Jennison Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,133.60	0.87%	$4.68
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,132.40	1.12	6.02
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Jennison Growth

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (90.0%)
Apparel & Accessory Stores (1.9%)
Chico's FAS, Inc. ‡	69,400	$3,049
Beverages (1.1%)
PepsiCo, Inc.	31,000	1,832
Business Services (3.1%)
eBay, Inc. ‡	105,000	4,541
Getty Images, Inc. ‡†	6,000	536
Chemicals & Allied Products (2.8%)
Procter & Gamble Co.	79,027	4,574
Commercial Banks (2.5%)
Bank of America Corp. †	49,500	2,284
JP Morgan Chase & Co.	44,300	1,758
Communications Equipment (2.4%)
Nokia Corp., ADR	108,900	1,993
QUALCOMM, Inc.	45,200	1,947
Computer & Data Processing Services (14.1%)
Adobe Systems, Inc.	97,800	3,615
Electronic Arts, Inc. ‡†	52,900	2,767
Google, Inc.–Class A ‡	14,500	6,015
Microsoft Corp.	113,400	2,965
NAVTEQ Corp. ‡	25,700	1,127
SAP AG, ADR	50,500	2,276
Yahoo!, Inc. ‡	108,500	4,251
Computer & Office Equipment (4.5%)
Apple Computer, Inc. ‡	41,600	2,991
Cisco Systems, Inc. ‡	84,100	1,440
Dell, Inc. ‡	48,000	1,440
EMC Corp. ‡	104,100	1,418
Department Stores (1.0%)
Federated Department Stores, Inc.	25,200	1,672
Electronic & Other Electric Equipment (2.8%)
General Electric Co.	128,600	4,507
Electronic Components & Accessories (7.3%)
Intel Corp.	81,500	2,034
Marvell Technology Group, Ltd. ‡	62,100	3,483
Maxim Integrated Products, Inc.	90,300	3,272
Texas Instruments, Inc.	98,300	3,153
Food Stores (2.0%)
Whole Foods Market, Inc. †	41,400	3,204
Furniture & Home Furnishings Stores (0.8%)
Williams-Sonoma, Inc. ‡†	30,200	1,303
Health Services (1.4%)
Caremark Rx, Inc. ‡	45,900	2,377

	Shares	Value
Hotels & Other Lodging Places (0.9%)
Marriott International, Inc.–Class A	22,600	$1,514
Industrial Machinery & Equipment (1.2%)
Applied Materials, Inc. †	109,800	1,970
Instruments & Related Products (2.4%)
Agilent Technologies, Inc. ‡	37,600	1,252
Alcon, Inc.	20,000	2,592
Insurance (6.2%)
American International Group, Inc.	56,500	3,855
Cigna Corp.	11,500	1,285
UnitedHealth Group, Inc.	48,700	3,026
WellPoint, Inc. ‡	24,200	1,931
Leather & Leather Products (1.3%)
Coach, Inc. ‡	62,100	2,070
Lumber & Other Building Materials (1.4%)
Lowe's Cos., Inc. †	35,000	2,333
Medical Instruments & Supplies (1.4%)
St. Jude Medical, Inc. ‡	45,000	2,259
Oil & Gas Extraction (3.5%)
Occidental Petroleum Corp.	20,900	1,670
Schlumberger, Ltd. †	40,900	3,973
Petroleum Refining (1.1%)
Suncor Energy, Inc.	28,600	1,806
Pharmaceuticals (10.5%)
Amgen, Inc. ‡	42,800	3,375
Genentech, Inc. ‡	34,600	3,201
Gilead Sciences, Inc. ‡	50,300	2,647
Novartis AG, ADR †	52,300	2,745
Roche Holding AG, ADR	44,300	3,316
Sanofi-Aventis, ADR	40,800	1,791
Restaurants (0.6%)
Cheesecake Factory (The) ‡†	15,000	561
Starbucks Corp. ‡	12,800	384
Retail Trade (0.4%)
Amazon.com, Inc. ‡†	15,400	726
Rubber & Misc. Plastic Products (1.5%)
NIKE, Inc.–Class B	28,900	2,508
Security & Commodity Brokers (6.7%)
American Express Co.	75,500	3,885
Charles Schwab Corp. (The)	178,900	2,624
Goldman Sachs Group, Inc. (The)	13,000	1,660
Merrill Lynch & Co., Inc.	41,200	2,791

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (1.3%)
Sprint Nextel Corp.	87,902	$2,053
Variety Stores (1.9%)
Target Corp.	56,400	3,100
Total Common Stocks (cost: $120,496)		146,727
	Principal	Value
SECURITY LENDING COLLATERAL (10.0%)
Debt (8.5%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$240	$240
4.31%, due 08/10/2006 *	197	197
Certificates Of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	152	152
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	215	215
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	86	86
Rabobank Nederland 4.10%, due 05/31/2006 *	215	215
Commercial Paper (1.0%)
Fairway Finance–144A 4.31%, due 01/10/2006	428	428
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	215	215
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	84	84
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	213	213
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	171	171
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	170	170
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	103	103
Yorktown Capital LLC 4.27%, due 01/05/2006	215	215
Euro Dollar Overnight (1.4%)
Calyon 4.34%, due 01/05/2006	215	215
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	430 408	430 408
Harris Trust & Savings Bank 4.25%, due 01/05/2006	352	352
National Australia Bank 4.16%, due 01/03/2006	439	439

	Principal	Value
Euro Dollar Overnight (continued)
Rabobank Nederland 4.15%, due 01/03/2006	$155	$155
Wells Fargo 4.27%, due 01/03/2006	215	215
Euro Dollar Terms (2.8%)
Bank of Montreal 4.30%, due 01/19/2006	430	430
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	129 344	129 344
BNP Paribas 4.22%, due 01/24/2006	215	215
Dexia Group 4.25%, due 01/09/2006	215	215
Rabobank Nederland 4.21%, due 01/19/2006	387	387
Royal Bank of Canada 4.25%, due 01/24/2006	301	301
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	644 472	644 472
Societe Generale 4.28%, due 01/30/2006	430	430
UBS AG 4.26%, due 01/10/2006	430	430
Wells Fargo 4.29%, due 01/30/2006	644	644
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	258 86	258 86
Repurchase Agreements (2.4%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $720 on 01/03/2006	719	719
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $1,716 on 01/03/2006	1,716	1,716
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $11 on 01/03/2006	11	11
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $1,376 on 01/03/2006	1,375	1,375

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $152 on 01/03/2006	$152	$152
	Shares	Value
Investment Companies (1.5%)
American Beacon Fund 1-day yield of 4.19%	58,906	$59
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	558,563	558
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	232,019	232
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	1,521,083	1,521
Total Security Lending Collateral (cost: $16,246)		16,246
Total Investment Securities (cost: $136,742)		$162,973

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $15,427.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $4,053, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $1,384 or 0.8% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Jennison Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $136,742) (including securities loaned of $15,427)	$162,973
Cash	6,658
Receivables:
Investment securities sold	243
Shares sold	153
Interest	17
Dividends	80
170,124
Liabilities:
Investment securities purchased	618
Accounts payable and accrued liabilities:
Shares redeemed	37
Management and advisory fees	107
Administration fees	3
Payable for collateral for securities on loan	16,246
Other	14
17,025
Net Assets	$153,099
Net Assets Consist of:
Capital stock ($.01 par value)	$179
Additional paid-in capital	114,459
Distributable net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities	12,230
Net unrealized appreciation (depreciation) on investment securities	26,231
Net Assets	$153,099
Net Assets by Class:
Initial Class	$152,630
Service Class	469
Shares Outstanding:
Initial Class	17,851
Service Class	55
Net Asset Value and Offering Price Per Share:
Initial Class	$8.55
Service Class	8.51

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$67
Dividends (net of withholding taxes on foreign dividends of $20)	867
Income from loaned securities–net	20
954
Expenses:
Management and advisory fees	1,054
Printing and shareholder reports	10
Custody fees	28
Administration fees	26
Legal fees	3
Audit fees	14
Trustees fees	4
Service fees:
Service Class	1
Other	3
Total expenses	1,143
Net Investment Income (Loss)	(189)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	13,156
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	4,561
Net Realized and Unrealized Gain (Loss) on Investment Securities	17,717
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,528

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Jennison Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(189)	$289
Net realized gain (loss) from investment securities	13,156	15,221
Change in unrealized appreciation (depreciation) on investment securities	4,561	(3,093)
	17,528	12,417
Distributions to Shareholders:
From net investment income:
Initial Class	(282)	–
	(282)	–
From net realized gains:
Initial Class	(8,294)	–
Service Class	(27)	–
	(8,321)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	66,579	5,795
Service Class	349	1,299
	66,928	7,094
Dividends and distributions reinvested:
Initial Class	8,576	–
Service Class	27	–
	8,603	–
Cost of shares redeemed:
Initial Class	(59,679)	(50,174)
Service Class	(789)	(612)
	(60,468)	(50,786)
	15,063	(43,692)
Net increase (decrease) in net assets	23,988	(31,275)
Net Assets:
Beginning of year	129,111	160,386
End of year	$153,099	$129,111
Distributable Net Investment Income (Loss)	$–	$289

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	7,809	763
Service Class	43	171
	7,852	934
Shares issued–reinvested from distributions:
Initial Class	1,089	–
Service Class	3	–
	1,092	–
Shares redeemed:
Initial Class	(7,053)	(6,580)
Service Class	(101)	(78)
	(7,154)	(6,658)
Net increase (decrease) in shares outstanding:
Initial Class	1,845	(5,817)
Service Class	(55)	93
	1,790	(5,724)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Jennison Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$8.01	$(0.01)	$1.07	$1.06	$(0.02)	$(0.50)	$(0.52)	$8.55
	12/31/2004	7.34	0.01	0.66	0.67	–	–	–	8.01
	12/31/2003	5.70	–	1.64	1.64	–	–	–	7.34
	12/31/2002	8.23	(0.01)	(2.52)	(2.53)	–	–	–	5.70
	12/31/2001	10.30	(0.02)	(1.87)	(1.89)	(0.18)	–	(0.18)	8.23
Service Class	12/31/2005	7.98	(0.03)	1.06	1.03	– (h)	(0.50)	(0.50)	8.51
	12/31/2004	7.33	0.09	0.56	0.65	–	–	–	7.98
	12/31/2003	6.04	(0.02)	1.31	1.29	–	–	–	7.33

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	13.79%	$152,630	0.87%	0.87%	(0.14)%	67%
	12/31/2004	9.13	128,235	0.90	0.90	0.19	68
	12/31/2003	28.77	160,265	0.90	0.90	(0.04)	132
	12/31/2002	(30.74)	115,138	0.99	1.04	(0.10)	68
	12/31/2001	(18.54)	34,245	1.01	1.01	(0.13)	78
Service Class	12/31/2005	13.52	469	1.12	1.12	(0.41)	67
	12/31/2004	8.87	876	1.17	1.17	1.23	68
	12/31/2003	21.36	121	1.17	1.17	(0.36)	132

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Jennison Growth (the "Fund") share classes commenced operations as follows:

Initial Class – November 18, 1996
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  Rounds to less than $(0.01) per share.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Jennison Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust, Inc. ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Jennison Growth (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $29 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $9, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on

AEGON/Transamerica Series Trust

Annual Report 2005

10

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$99,024	64.68%
Asset Allocation–Moderate Growth Portfolio	8,866	5.79%
Total	$107,890	70.47%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From January 1, 2005 to January 31, 2005:

0.85% of ANA

From February 1, 2005 on:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.94% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future

AEGON/Transamerica Series Trust

Annual Report 2005

11

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2005, were $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $8.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$86,381
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	86,322
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and net operating losses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$182
Accumulated net realized gain (loss) from investment securities	(182)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	2,027
Long-term Capital Gain	6,576

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$791
Undistributed Long-term Capital Gain	$11,596
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$26,074

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$136,899
Unrealized Appreciation	$27,211
Unrealized (Depreciation)	(1,137)
Net Unrealized Appreciation (Depreciation)	$26,074

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is

AEGON/Transamerica Series Trust

Annual Report 2005

12

Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.–(continued)

not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Jennison Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Jennison Growth (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $6,576 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Jennison Growth

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Jennison Growth (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Jennison Associates LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees conclude that TFAI and the Sub-Adviser generally had achieved superior investment performance, noting the superior performance of the Portfolio relative to its peers and the benchmark index over the past one-, two-, three- and ten-year periods, although the performance of the Portfolio was below median compared to its peers and lagged the benchmark index over the past five-year period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board favorably noted the Portfolio's new pricing schedule, which results in lower asset-based management and sub-adviosry fee breakpoints, which, based upon current asset levels, should result in lower management fees to the benefit of the Portfolio and its shareholders. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and

AEGON/Transamerica Series Trust

Annual Report 2005

15

Jennison Growth (continued)

other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. The Board also favorably noted, as mentioned in the above section, that the Portfolio's new pricing schedule will result in lower asset-based management and sub-advisory fee breakpoints. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

J. P. Morgan Enhanced Index

MARKET ENVIRONMENT

2005 was characterized by a choppy market as investors attempted to discern the direction of inflation, its impact on economic growth, and the length of the Federal Reserve Board's ("Fed") tightening policy. Despite a robust economy and generally good news from corporate America during the year, the main focus was on the Fed's tightening and oil prices. Investors spent the better part of the year digesting data points to determine the Fed's ability to quell inflation while leaving the economy intact.

During the latter part of the year, solid economic growth, a strong labor market and a Fed that seemed more at ease with the current growth and inflation outlook helped provide a boost to stocks. Furthermore, the markets embraced both falling oil prices, and the appointment of Ben Bernanke as the next Fed Chairman. However, equity gains were capped by relatively cautious news regarding corporate earnings. Consensus expectations for fourth-quarter profit growth fell from +16.5% to +13.3% in the quarter, following ten straight quarters of better-than-expected profit growth.

PERFORMANCE

For the year ended December 31, 2005, J.P. Morgan Enhanced Index, Initial Class returned 3.46%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 4.91%.

STRATEGY REVIEW

The portfolio underperformed its benchmark, the S&P 500, for the twelve month period ended December 31, 2005. The portfolio seeks to create consistent excess returns relative to the S&P 500 by constructing a well-diversified portfolio of approximately 175–350 names that is style and sector neutral relative to the benchmark. Performance is based on over/underweighting stocks within sectors based on their longer-term earnings prospects as determined by our research.

Stock selection difficulties within pharmaceutical/medical technology, industrial cyclical and systems and network hardware dragged on results. Overweight positions in OSI Pharmaceuticals, Inc. ("OSI") and Boston Scientific Corporation ("Boston Scientific"), combined with an underweight in Apple Computer Inc., negatively impacted performance. OSI and Boston Scientific were the biggest detractors from performance in the pharmaceutical/medical technology sector. Our initial investment in OSI was based on the company's promising cancer drug, Tarceva. After the announcement of the Eyetech Pharmaceuticals, Inc. acquisition in August, we began to question management's direction since the deal would likely dilute the potential impact of Tarceva, as well as being a questionable use of cash. In addition, the acquisition put OSI on a possible collision course with its key partner; Genentech, Inc. Boston Scientific faced continuous headwinds in 2005, battling multiple manufacturing disruptions: recalls of its Taxus stent; pipeline delays; patent litigation; and increased competition in the drug-eluding stent market. We think much of the bad news has been priced into the name, and continue to maintain a position.

Alternatively, stock selection within consumer cyclical, consumer staples and finance benefited results. At the security level, overweight positions in Corning Incorporated ("Corning") and FedEx Corporation ("FedEx"), along with an underweight in Fannie Mae, positively impacted performance. Corning was the top contributor in the network technology sector and the portfolio for 2005. Corning benefited from strong demand for liquid crystal display ("LCD") monitors for televisions and notebook computers. Positive news from retailers in December confirmed continued customer penetration, giving us confidence that price reductions on LCD TV's are driving strong adoption rates for Corning. Positive performance also came from FedEx, which rallied more than 15% in the fourth quarter on robust earnings growth, due to strong margin expansion in both its express and ground businesses.

Terance Chen, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers
J.P. Morgan Investment Management Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

1

J. P. Morgan Enhanced Index

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	3.46%	(0.34)%	6.10%	5/2/97
S&P 500[1]	4.91%	0.54%	6.89%	5/2/97
Service Class	3.20%	–	13.48%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of the Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2005

2

J. P. Morgan Enhanced Index

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Initial Class
Actual	$1,000.00	$1,044.30	0.84%	$4.33
Hypothetical (b)	1,000.00	1,020.97	0.84	4.28
Service Class
Actual	1,000.00	1,043.10	1.10	5.66
Hypothetical (b)	1,000.00	1,019.66	1.10	5.60

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (0.1%)
U.S. Treasury Note
1.63%, due 02/28/2006 d	$200	$199
Total U.S. Government Obligations (cost: $200)		199
	Shares	Value
COMMON STOCKS (91.6%)
Aerospace (1.6%)
Boeing Co. (The)	14,600	$1,026
Lockheed Martin Corp.	9,600	611
Northrop Grumman Corp.	19,000	1,142
United Technologies Corp.	13,800	772
Air Transportation (1.0%)
FedEx Corp.	21,100	2,182
Amusement & Recreation Services (0.0%)
Disney (Walt) Co. (The)	2,500	60
Apparel & Accessory Stores (0.6%)
Abercrombie & Fitch Co.–Class A †	2,900	189
Kohl's Corp. ‡	25,200	1,225
Ross Stores, Inc. †	1,400	40
Apparel Products (0.1%)
Jones Apparel Group, Inc.	7,600	233
Automotive (0.4%)
Harley-Davidson, Inc.	6,100	314
Lear Corp. †	18,300	521
Beverages (1.9%)
Coca-Cola Co. (The)	76,800	3,096
Coca-Cola Enterprises, Inc.	33,100	635
PepsiCo, Inc.	8,400	496
Business Credit Institutions (0.9%)
CIT Group, Inc.	27,300	1,414
Fannie Mae	900	44
Freddie Mac	9,400	614
Business Services (0.7%)
eBay, Inc. ‡	38,400	1,661
Chemicals & Allied Products (3.4%)
Air Products & Chemicals, Inc.	24,700	1,462
Nalco Holding Co. ‡	34,300	607
Praxair, Inc.	23,800	1,260
Procter & Gamble Co.	62,600	3,623
Rohm & Haas Co.	13,700	663
Commercial Banks (9.8%)
Bank of America Corp. †	94,700	4,370
Bank of New York Co., Inc. (The)	3,500	111
Citigroup, Inc.	137,200	6,658

	Shares	Value
Commercial Banks (continued)
Marshall & IIsley Corp.	1,400	$60
MBNA Corp.	55,100	1,497
Mellon Financial Corp.	27,100	928
North Fork Bancorp, Inc.	32,000	876
PNC Financial Services Group, Inc.	800	49
State Street Corp.	26,900	1,491
TCF Financial Corp.	500	14
US Bancorp	105,000	3,138
Wells Fargo & Co.	44,900	2,821
Zions Bancorp	700	53
Communication (1.5%)
EchoStar Communications Corp.–Class A ‡	14,000	380
Viacom, Inc.–Class B ‡	91,000	2,967
Communications Equipment (3.1%)
Corning, Inc. ‡	109,900	2,161
Motorola, Inc.	90,200	2,038
QUALCOMM, Inc.	52,200	2,249
Tellabs, Inc. ‡	41,600	453
Computer & Data Processing Services (4.2%)
Affiliated Computer Services, Inc.–Class A ‡	16,600	982
Juniper Networks, Inc. ‡	24,200	540
Microsoft Corp.	225,900	5,907
NCR Corp. ‡	7,400	251
Oracle Corp. ‡	141,500	1,728
Computer & Office Equipment (3.1%)
Cisco Systems, Inc. ‡	134,100	2,296
Dell, Inc. ‡	53,900	1,616
EMC Corp. ‡	15,700	214
Hewlett-Packard Co.	24,500	701
International Business Machines Corp.	26,400	2,170
Seagate Technology, Inc.–Escrow Shares ‡m	8,700	—	☐
Construction (0.1%)
Centex Corp. †	2,600	186
Department Stores (0.4%)
Federated Department Stores, Inc.	7,400	491
Foot Locker, Inc.	4,700	111
JC Penney Co., Inc. †	4,300	239
Drug Stores & Proprietary Stores (0.2%)
CVS Corp.	14,500	383
Electric Services (3.0%)
CMS Energy Corp. ‡†	21,800	316
Consolidated Edison, Inc. †	7,200	334
Constellation Energy Group, Inc.	7,700	444
Dominion Resources, Inc. †	26,000	2,007

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Electric Services (continued)
Duke Energy Corp. †	8,400	$231
Edison International	10,800	471
FPL Group, Inc.	3,700	154
Northeast Utilities	19,600	386
Pinnacle West Capital Corp. †	11,600	480
PPL Corp.	28,600	841
SCANA Corp.	3,700	146
Xcel Energy, Inc. †	53,300	984
Electric, Gas & Sanitary Services (0.3%)
PG&E Corp.	15,100	561
Wisconsin Energy Corp.	3,100	121
Electronic & Other Electric Equipment (3.8%)
General Electric Co.	242,200	8,489
Electronic Components & Accessories (3.7%)
Altera Corp. ‡†	36,900	684
Analog Devices, Inc.	15,800	567
Broadcom Corp.–Class A ‡	8,000	377
Intel Corp.	65,000	1,622
Intersil Corp.–Class A	5,500	137
Linear Technology Corp.	12,400	447
Maxim Integrated Products, Inc.	6,100	221
Microchip Technology, Inc.	11,800	379
Texas Instruments, Inc.	16,600	532
Tyco International, Ltd.	93,000	2,684
Xilinx, Inc. †	29,300	739
Entertainment (0.0%)
International Game Technology	1,100	34
Fabricated Metal Products (0.0%)
Fortune Brands, Inc.	500	39
Food & Kindred Products (2.6%)
Altria Group, Inc.	63,000	4,707
Campbell Soup Co.	6,000	179
Kellogg Co.	23,200	1,003
Furniture & Fixtures (0.6%)
Johnson Controls, Inc.	17,400	1,269
Masco Corp.	6,400	193
Gas Production & Distribution (0.0%)
Dynegy, Inc.–Class A ‡†	7,500	36
Health Services (0.4%)
HCA, Inc.	17,700	894
Holding & Other Investment Offices (0.1%)
Mack-Cali Realty Corp. REIT	5,600	242

	Shares	Value
Hotels (0.2%)
Host Marriott Corp. †	23,400	$443
Hotels & Other Lodging Places (0.2%)
Hilton Hotels Corp.	10,400	251
Starwood Hotels & Resorts Worldwide, Inc.	2,600	166
Industrial Machinery & Equipment (1.3%)
AGCO Corp. ‡	2,500	41
Baker Hughes, Inc.	6,400	389
Deere & Co.	9,800	667
Eaton Corp.	17,500	1,174
Illinois Tool Works, Inc. †	3,900	343
Ingersoll-Rand Co.–Class A	2,000	81
SPX Corp.	6,300	288
Instruments & Related Products (0.9%)
Bausch & Lomb, Inc. †	11,200	760
Cooper Cos. (The), Inc.	4,000	205
Danaher Corp.	10,500	586
Raytheon Co.	9,700	389
Xerox Corp. ‡	7,700	113
Insurance (4.3%)
Aetna, Inc.	19,100	1,801
AFLAC, Inc.	10,100	469
AMBAC Financial Group, Inc.	22,300	1,718
American International Group, Inc.	15,600	1,064
Assurant, Inc. †	7,800	339
Cigna Corp.	700	78
MBIA, Inc. †	8,000	481
UnitedHealth Group, Inc.	6,100	379
W.R. Berkley Corp.	19,000	905
WellPoint, Inc. ‡	26,900	2,146
XL Capital, Ltd.–Class A †	4,300	290
Insurance Agents, Brokers & Service (1.0%)
Hartford Financial Services Group, Inc. (The) †	25,100	2,156
Leather & Leather Products (0.1%)
Coach, Inc. ‡	4,500	150
Life Insurance (1.2%)
Genworth Financial, Inc.–Class A	41,300	1,428
Lincoln National Corp.	5,500	292
Metlife, Inc.	12,000	588
Protective Life Corp.	1,300	57
Torchmark Corp.	5,800	322
Lumber & Other Building Materials (1.9%)
Home Depot, Inc. (The)	59,300	2,400
Lowe's Cos., Inc.	28,700	1,913

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Medical Instruments & Supplies (1.7%)
Baxter International, Inc.	31,200	$1,175
Biomet, Inc. †	300	11
Boston Scientific Corp. ‡	31,700	776
Guidant Corp.	1,400	91
Medtronic, Inc.	8,800	507
St. Jude Medical, Inc. ‡	15,200	763
Zimmer Holdings, Inc. ‡	6,900	465
Mortgage Bankers & Brokers (0.3%)
Countrywide Financial Corp.	21,400	732
Motion Pictures (0.9%)
News Corp., Inc.–Class A	118,800	1,847
Time Warner, Inc.	9,500	166
Oil & Gas Extraction (3.3%)
Anadarko Petroleum Corp.	13,100	1,241
Apache Corp.	7,000	480
Burlington Resources, Inc.	11,800	1,017
Devon Energy Corp.	100	6
EOG Resources, Inc. †	12,700	932
Halliburton Co. †	9,300	576
Kerr-McGee Corp.	800	73
Occidental Petroleum Corp.	19,500	1,558
Rowan Cos., Inc.	22,800	813
Transocean, Inc. ‡	1,000	70
Weatherford International, Ltd. ‡	18,600	673
Paper & Allied Products (0.7%)
3M Co.	3,600	279
Kimberly-Clark Corp.	12,800	764
Smurfit-Stone Container Corp. ‡	33,400	473
Personal Credit Institutions (0.2%)
Capital One Financial Corp.	5,900	510
Petroleum Refining (4.9%)
Chevron Corp.	34,200	1,942
ConocoPhillips	29,100	1,693
Exxon Mobil Corp.	109,800	6,167
Marathon Oil Corp.	2,000	122
Valero Energy Corp.	20,200	1,042
Pharmaceuticals (7.5%)
Amgen, Inc. ‡	32,400	2,555
Barr Pharmaceuticals, Inc. ‡	2,500	156
Charles River Laboratories International, Inc. ‡	7,200	305
Forest Laboratories, Inc. ‡	2,500	102
Gilead Sciences, Inc. ‡	6,800	358
Johnson & Johnson	49,700	2,987
Lilly (Eli) & Co. †	39,300	2,224
McKesson Corp.	10,700	552

	Shares	Value
Pharmaceuticals (continued)
Medco Health Solutions, Inc. ‡	6,900	$385
Medicis Pharmaceutical Corp.–Class A †	6,100	196
MedImmune, Inc. ‡	4,300	151
OSI Pharmaceuticals, Inc. ‡†	8,800	247
Pfizer, Inc.	92,600	2,159
Sepracor, Inc. ‡†	26,600	1,373
Watson Pharmaceuticals, Inc. ‡	1,800	59
Wyeth	65,900	3,036
Primary Metal Industries (0.9%)
Alcoa, Inc.	27,800	822
United States Steel Corp.	24,100	1,159
Printing & Publishing (1.3%)
Gannett Co., Inc.	32,100	1,944
Scripps (E.W.) Co. (The) †	22,400	1,076
Railroads (0.7%)
CSX Corp.	22,000	1,117
Norfolk Southern Corp.	10,600	475
Regional Mall (0.1%)
Mills Corp. (The) REIT	6,100	256
Residential Building Construction (0.3%)
Lennar Corp.–Class A	10,600	647
Restaurants (0.5%)
McDonald's Corp.	33,400	1,126
Yum! Brands, Inc.	1,300	61
Retail Trade (0.3%)
Staples, Inc.	34,700	788
Rubber & Misc. Plastic Products (0.7%)
NIKE, Inc.–Class B	18,400	1,597
Savings Institutions (0.5%)
Washington Mutual, Inc.	24,200	1,053
Security & Commodity Brokers (2.7%)
American Express Co.	1,300	67
Ameriprise Financial, Inc.	5,300	217
Ameritrade Holding Corp. ‡	5,600	134
E*TRADE Financial Corp. ‡	2,700	56
Goldman Sachs Group, Inc. (The)	23,400	2,988
Merrill Lynch & Co., Inc.	6,600	447
Morgan Stanley	39,500	2,241
Telecommunications (2.7%)
AT&T, Inc.	96,772	2,370
Sprint Nextel Corp.	31,500	736
Verizon Communications, Inc.	102,100	3,075

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Textile Mill Products (0.3%)
Mohawk Industries, Inc. ‡	7,600	$661
Toys, Games & Hobbies (0.0%)
Mattel, Inc.	300	5
Trucking & Warehousing (0.0%)
United Parcel Service, Inc.–Class B	200	15
Variety Stores (1.3%)
Dollar General Corp.	12,900	246
Family Dollar Stores, Inc. †	3,300	82
Target Corp.	29,200	1,605
Wal-Mart Stores, Inc.	23,800	1,114
Warehouse (0.3%)
Prologis	12,500	584
Water Transportation (0.5%)
Carnival Corp.	19,800	1,059
Wholesale Trade Nondurable Goods (0.4%)
SYSCO Corp.	32,100	997
Total Common Stocks (cost: $181,063)		206,470
	Principal	Value
SECURITY LENDING COLLATERAL (8.3%)
Debt (7.1%)
Bank Notes (0.2%)
Bank of America
4.27%, due 01/17/2006 *	$278	$278
4.31%, due 08/10/2006 *	228	228
Certificates Of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	175	175
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	248	248
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	99	99
Rabobank Nederland 4.10%, due 05/31/2006 *	248	248
Commercial Paper (0.8%)
Fairway Finance–144A 4.31%, due 01/10/2006	495	495
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	248	248
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	97	97
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	247	247
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	197	197

	Principal	Value
Commercial Paper (continued)
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	$196	$196
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	119	119
Yorktown Capital LLC 4.27%, due 01/05/2006	248	248
Euro Dollar Overnight (1.1%)
Calyon 4.34%, due 01/05/2006	248	248
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	497 472	497 472
Harris Trust & Savings Bank 4.25%, due 01/05/2006	407	407
National Australia Bank 4.16%, due 01/03/2006	507	507
Rabobank Nederland 4.15%, due 01/03/2006	179	179
Wells Fargo 4.27%, due 01/03/2006	248	248
Euro Dollar Terms (2.4%)
Bank of Montreal 4.30%, due 01/19/2006	497	497
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	149 397	149 397
BNP Paribas 4.22%, due 01/24/2006	248	248
Dexia Group 4.25%, due 01/09/2006	248	248
Rabobank Nederland 4.21%, due 01/19/2006	447	447
Royal Bank of Canada 4.25%, due 01/24/2006	348	348
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	745 546	745 546
Societe Generale 4.28%, due 01/30/2006	496	496
UBS AG 4.26%, due 01/10/2006	496	496
Wells Fargo 4.29%, due 01/30/2006	745	745

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

J.P. Morgan Enhanced Index

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Promissory Notes (0.2%)
Bear Stearns & Co.
4.39%, due 03/07/2006	$298	$298
4.39%, due 06/06/2006	99	99
Repurchase Agreements (2.0%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $831 on 01/03/2006	831	831
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $1,983 on 01/03/2006	1,982	1,982
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $13 on 01/03/2006	13	13
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $1,589 on 01/03/2006	1,588	1,588
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $175 on 01/03/2006	175	175

	Shares	Value
Investment Companies (1.2%)
American Beacon Fund 1-day yield of 4.19%	68,048	$68
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	645,250	645
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	268,027	268
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	1,757,147	1,757
Total Security Lending Collateral (cost: $18,767)		18,767
Total Investment Securities (cost: $200,030)		$225,436
FUTURES CONTRACTS:

	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
S&P 500 Index	6	03/17/2006	$1,882	$(23)
			$1,882	$(23)

NOTES TO SCHEDULE OF INVESTMENTS:

d  At December 31, 2005, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at December 31, 2005 is $199.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $18,216.

‡  Non-income producing.

☐  Value is less than $1.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $4,681, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $1,599 or 0.7% of the total investments of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

J.P. Morgan Enhanced Index

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $200,030) (including securities loaned of $18,216)	$225,436
Cash	1,686
Receivables:
Shares sold	31
Interest	5
Dividends	322
227,480
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	218
Management and advisory fees	135
Service fees	2
Administration fees	3
Payable for collateral for securities on loan	18,767
Variation margin	8
Other	28
19,161
Net Assets	$208,319
Net Assets Consist of:
Capital stock ($.01 par value)	$145
Additional paid-in capital	195,425
Distributable net investment income (loss)	2,021
Accumulated net realized gain (loss) from investment securities and futures contracts	(14,655)
Net unrealized appreciation (depreciation) on:
Investment securities	25,406
Futures contracts	(23)
Net Assets	$208,319
Net Assets by Class:
Initial Class	$200,857
Service Class	7,462
Shares Outstanding:
Initial Class	14,008
Service Class	520
Net Asset Value and Offering Price Per Share:
Initial Class	$14.34
Service Class	14.36

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$37
Dividends	3,775
Income from loaned securities–net	16
3,828
Expenses:
Management and advisory fees	1,617
Printing and shareholder reports	43
Custody fees	46
Administration fees	43
Legal fees	4
Audit fees	14
Trustees fees	8
Service fees:
Service Class	17
Other	5
Total expenses	1,797
Net Investment Income (Loss)	2,031
Net Realized Gain (Loss) from:
Investment securities	12,822
Futures contracts	124
12,946
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(8,607)
Futures contracts	(68)
(8,675)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Futures Contracts	4,271
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,302

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

J.P. Morgan Enhanced Index

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,031	$2,730
Net realized gain (loss) from investment securities and futures contracts	12,946	15,953
Change in unrealized appreciation (depreciation) on investment securities and futures contracts	(8,675)	5,419
	6,302	24,102
Distributions to Shareholders:
From net investment income:
Initial Class	(2,630)	(1,742)
Service Class	(77)	(13)
	(2,707)	(1,755)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	30,891	33,554
Service Class	3,708	6,056
	34,599	39,610
Dividends and distributions reinvested:
Initial Class	2,630	1,742
Service Class	77	13
	2,707	1,755
Cost of shares redeemed:
Initial Class	(67,181)	(59,882)
Service Class	(2,795)	(1,102)
	(69,976)	(60,984)
	(32,670)	(19,619)
Net increase (decrease) in net assets	(29,075)	2,728
Net Assets:
Beginning of year	237,394	234,666
End of year	$208,319	$237,394
Distributable Net Investment Income (Loss)	$2,021	$2,716

	December31, 2005	December31, 2004
Share Activity:
Shares issued:
Initial Class	2,216	2,578
Service Class	265	462
	2,481	3,040
Shares issued–reinvested from distributions:
Initial Class	189	141
Service Class	6	1
	195	142
Shares redeemed:
Initial Class	(4,849)	(4,594)
Service Class	(201)	(85)
	(5,050)	(4,679)
Net increase (decrease) in shares outstanding:
Initial Class	(2,444)	(1,875)
Service Class	70	378
	(2,374)	(1,497)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

J.P. Morgan Enhanced Index

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$14.04	$0.13	$0.35	$0.48	$(0.18)	$–	$(0.18)	$14.34
	12/31/2004	12.75	0.15	1.24	1.39	(0.10)	–	(0.10)	14.04
	12/31/2003	9.94	0.10	2.77	2.87	(0.06)	–	(0.06)	12.75
	12/31/2002	13.24	0.08	(3.33)	(3.25)	(0.05)	–	(0.05)	9.94
	12/31/2001	15.13	0.06	(1.86)	(1.80)	(0.09)	–	(0.09)	13.24
Service Class	12/31/2005	14.08	0.10	0.35	0.45	(0.17)	–	(0.17)	14.36
	12/31/2004	12.79	0.17	1.19	1.36	(0.07)	–	(0.07)	14.08
	12/31/2003	10.43	0.06	2.31	2.37	(0.01)	–	(0.01)	12.79

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets(f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	3.46%	$200,857	0.83%	0.83%	0.95%	42%
	12/31/2004	11.02	231,055	0.80	0.80	1.18	48
	12/31/2003	28.94	233,744	0.82	0.82	0.91	52
	12/31/2002	(24.59)	159,257	0.85	0.85	0.72	56
	12/31/2001	(11.98)	150,777	0.87	0.87	0.43	56
Service Class	12/31/2005	3.20	7,462	1.08	1.08	0.71	42
	12/31/2004	10.71	6,339	1.06	1.06	1.33	48
	12/31/2003	22.71	922	1.06	1.06	0.74	52

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  J.P. Morgan Enhanced Index (the "Fund") share classes commenced operations as follows:

Initial Class – May 2, 1997
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

J. P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. J.P. Morgan Enhanced Index (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $7, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the exdividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures

AEGON/Transamerica Series Trust

Annual Report 2005

12

J. P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amount of open futures contracts at December 31, 2005, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $750 million of ANA
0.70% of the next $250 million of ANA
0.65% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.85% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment

AEGON/Transamerica Series Trust

Annual Report 2005

13

J. P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $10.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$90,793
U.S. Government	197
Proceeds from maturities and sales of securities
Long-Term	126,280
U.S. Government	—

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, REITs and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(2)
Distributable net investment income (loss)	(19)
Accumulated net realized gain (loss) from investment securities	21

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$8,337	December 31, 2010
3,432	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $12,275.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$1,755
Long-term Capital Gain	—
2005 Distributions paid from:
Ordinary Income	2,707
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$2,020
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(11,769)
Net Unrealized Appreciation(Depreciation)	$22,498

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$202,938
Unrealized Appreciation	$27,947
Unrealized (Depreciation)	(5,449)
Net Unrealized Appreciation (Depreciation)	$22,498

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material

AEGON/Transamerica Series Trust

Annual Report 2005

14

J. P. Morgan Enhanced Index

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.–(continued)

adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
J.P. Morgan Enhanced Index

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Enhanced Index (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

16

J. P. Morgan Enhanced Index

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between J.P. Morgan Enhanced Index Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and J.P. Morgan Investment Advisors, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance, noting that the Portfolio performance was above median relative to its peers and superior to the benchmark index over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed the proposed management and sub-advisory fees, which reflected a reduction from prior fees, and at the Trustees' request, TFAI also agreed to reduce its management fees further to 69 basis point for assets between $750 million and $1 billion. The Board noted favorably the Portfolio's new pricing schedule, which results in lower management and sub-advisory fees to the benefit of the Portfolio and its shareholders, and also reviewed data from Lipper that compared the Portfolio's new pricing schedule (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the Portfolio's new pricing schedule and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service

AEGON/Transamerica Series Trust

Annual Report 2005

17

J. P. Morgan Enhanced Index (continued)

relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft-dollar" arrangements are consistent with applicable law and "best execution" requirements. In addition, the Trustees determined that the administration, fund accounting, and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

18

J.P. Morgan Mid Cap Value

MARKET ENVIRONMENT

The outlook for interest rates dominated U.S. equity market activity in 2005. Economic data was intensely scrutinized in an effort to anticipate when the Federal Reserve Board ("Fed") would end its current rate-hiking campaign. Equities fell in the first quarter on concern about higher interest rates all along the yield curve. In February, Fed Chairman Alan Greenspan stated that the 10-year Treasury's low yield was a "conundrum". Long yields were driven up early in the year by higher-than-expected inflation figures.

Markets gained steadily after the first quarter, as evidence of stable economic growth and tame inflation led investors to speculate that interest rates would not rise as high as originally feared. Although there were bumps in the road, particularly a slowdown in growth and rise in inflation following the Gulf Coast hurricanes, the economy was generally supportive of equity gains in 2005. Equity markets also were sustained by corporate profit growth, estimated at more than 13% for 2005.

The Standard and Poor's 500 Composite Stock Index returned 4.91% during 2005, including a 5.76% gain in the second half of the year. The NASDAQ Composite Index underperformed the broad market for the full year, returning 1.37%. The Russell 2000 Index also slightly underperformed the broad market, returning 4.55% in 2005. The Russell Mid Cap Value Index ("Russell MC Value") gained 1.34% for the fourth quarter and 12.65% for the year.

PERFORMANCE

For the year ended December 31, 2005, J.P. Morgan Mid Cap Value, Initial Class returned 9.15%. By comparison its benchmark, the Russell MC Value returned 12.65%.

STRATEGY REVIEW

The portfolio underperformed the Russell MC Value due to an overweight and stock selection in the consumer discretionary sector, as well as stock selection in the materials sector. Despite the relative underperformance, the portfolio's return was aided by an overweight and stock selection in the industrials sector, as well as stock selection in the consumer staples sector. As a result of our bottom-up stock selection process, we expect stock selection to be the main driver of relative performance. At the individual stock level, IPC Holdings, Ltd. ("IPC Holdings") and Gannett Co., Inc. ("Gannett") were large detractors to performance. IPC Holdings, a provider of property catastrophe reinsurance, announced significant insured losses from Hurricanes Katrina and Rita. Despite relatively stable operating results prior to the hurricanes, the storms negatively impacted the company's third-quarter financial results. Gannett, a news and information company in the United States and United Kingdom, had weaker revenues throughout the year as significantly lower political advertising spending in its broadcasting segment and weaker advertising demand in Great Britain pulled down results. In addition, speculation that Gannett could acquire struggling newspaper giant Knight-Ridder, Inc. further hindered the stock's performance.

Burlington Resources Inc. ("Burlington") and Coventry Health Care, Inc. ("Coventry") were top individual contributors to performance. Burlington, an energy exploration and development company, reported strong earnings resulting from the huge jump in energy prices in the wake of the hurricanes, production growth and accelerated share repurchases. The company announced an increase in planned 2005 oil and natural gas capital investments. The acquisition of Burlington by ConocoPhillips Company ("ConocoPhillips") further aided stock performance as Burlington's assets provides a strong complement to ConocoPhillips' global portfolio. Coventry, a health maintenance organization, had strong performance for the year, reflecting the company's consistent consolidated earnings growth and improved capitalization. Despite flat organic enrollment growth and the highly competitive health-care environment, the company's earnings growth accelerated in 2005 due to the acquisition of First Health Group Corp., a health benefits service provider. Coventry's consolidated operating margin increased over the prior year, allowing continued use of excess cash flow to pay down debt.

Jonathan K. L. Simon

Portfolio Manager
J.P. Morgan Investment Management Inc.

This fund was closed to new investors and new share purchases effective close of business December 9, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

1

J.P. Morgan Mid Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	9.15%	6.62%	7.98%	5/3/99
Russell MidCap Value[1]	12.65%	12.20%	10.92%	5/3/99
Service Class	8.86%	–	18.55%	5/1/03

NOTES

1  The Russell MidCap Value (Russell MidCap Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

J.P. Morgan Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutuions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,040.30	0.88%	$4.53
Hypothetical (b)	1,000.00	1,020.77	0.88	4.48
Service Class
Actual	1,000.00	1,038.60	1.14	5.86
Hypothetical (b)	1,000.00	1,019.46	1.14	5.80

(a) Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (90.3%)
Apparel & Accessory Stores (1.0%)
Limited Brands, Inc.	160,800	$3,594
Apparel Products (3.3%)
Columbia Sportswear Co. ‡†	76,200	3,637
V.F. Corp.	147,900	8,185
Automotive (1.4%)
Genuine Parts Co.	66,400	2,916
Harsco Corp.	33,900	2,289
Automotive Dealers & Service Stations (2.5%)
AutoNation, Inc. ‡	133,200	2,895
AutoZone, Inc. ‡	65,900	6,046
Beverages (1.0%)
Brown-Forman Corp.–Class B	32,800	2,274
Constellation Brands, Inc.–Class A ‡	52,000	1,364
Business Services (0.6%)
Clear Channel Outdoor Holdings, Inc.–Class A ‡	104,000	2,085
Chemicals & Allied Products (5.2%)
Albemarle Corp.	111,500	4,276
Clorox Co.	81,000	4,608
Lauder (Estee) Cos., Inc. (The)–Class A	86,800	2,906
PPG Industries, Inc.	67,700	3,920
Sherwin-Williams Co. (The)	70,000	3,179
Commercial Banks (7.1%)
Cullen/Frost Bankers, Inc.	65,100	3,495
M&T Bank Corp.	61,000	6,652
North Fork Bancorp, Inc.	211,550	5,788
Northern Trust Corp.	48,500	2,513
TCF Financial Corp.	114,200	3,099
Wilmington Trust Corp.	75,800	2,949
Zions Bancorp	18,400	1,390
Communication (0.4%)
Cablevision Systems Corp.–Class A ‡†	70,100	1,645
Computer & Data Processing Services (3.1%)
Affiliated Computer Services, Inc.–Class A ‡	51,300	3,036
Computer Associates International, Inc. †	131,500	3,707
Interactive Data Corp.	87,000	1,976
NCR Corp. ‡	71,100	2,413
Computer & Office Equipment (0.9%)
Pitney Bowes, Inc.	76,900	3,249
Department Stores (1.8%)
Federated Department Stores, Inc.	46,711	3,098
TJX Cos., Inc.	144,700	3,361
Diversified (1.0%)
Vornado Realty Trust REIT	45,600	3,806

	Shares	Value
Electric Services (5.5%)
American Electric Power Co., Inc.	87,800	$3,257
DPL, Inc.	119,200	3,100
Energy East Corp.	106,900	2,437
FirstEnergy Corp.	14,500	710
PPL Corp.	134,400	3,951
SCANA Corp.	82,600	3,253
Westar Energy, Inc.	147,200	3,165
Electric, Gas & Sanitary Services (0.8%)
PG&E Corp.	73,900	2,743
Electrical Goods (1.7%)
Carlisle Cos., Inc. †	55,400	3,831
Hughes Supply, Inc.	66,200	2,373
Electronic & Other Electric Equipment (1.9%)
Ametek, Inc.	78,300	3,331
Cooper Industries, Ltd.–Class A	51,400	3,752
Electronic Components & Accessories (0.6%)
Amphenol Corp.–Class A	51,500	2,279
Environmental Services (0.8%)
Republic Services, Inc.	79,700	2,993
Fabricated Metal Products (1.7%)
Crane Co.	82,100	2,896
Fortune Brands, Inc.	40,500	3,160
Food & Kindred Products (1.0%)
Del Monte Foods Co. ‡	206,500	2,154
Hormel Foods Corp.	41,400	1,353
Furniture & Home Furnishings Stores (0.5%)
Tuesday Morning Corp.	80,500	1,684
Gas Production & Distribution (4.0%)
AGL Resources, Inc.	96,100	3,345
Energen Corp.	80,900	2,938
Kinder Morgan, Inc	62,600	5,756
UGI Corp.	113,800	2,344
Health Services (4.1%)
Coventry Health Care, Inc. ‡	115,850	6,599
Manor Care, Inc.	74,000	2,943
Omnicare, Inc.	45,600	2,609
Quest Diagnostics, Inc. †	52,200	2,687
Holding & Other Investment Offices (1.1%)
Istar Financial Inc. REIT	45,900	1,636
Rayonier, Inc.	62,200	2,479
Hotels & Other Lodging Places (1.3%)
Hilton Hotels Corp.	200,100	4,825
Industrial Machinery & Equipment (0.9%)
American Standard Cos., Inc.	84,700	3,384

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Insurance (7.7%)
Assurant, Inc. †	181,900	$7,911
Cincinnati Financial Corp.	74,325	3,321
IPC Holdings, Ltd.	88,100	2,412
MGIC Investment Corp. †	60,100	3,956
Old Republic International Corp. †	201,300	5,286
Principal Financial Group	31,900	1,513
SAFECO Corp.	63,600	3,593
Life Insurance (0.8%)
Genworth Financial, Inc.–Class A	86,000	2,974
Metal Cans & Shipping Containers (1.0%)
Ball Corp.	89,600	3,559
Mining (1.1%)
Vulcan Materials Co.	61,800	4,187
Motor Vehicles, Parts & Supplies (0.2%)
BorgWarner, Inc.	10,600	643
Oil & Gas Extraction (4.1%)
Burlington Resources, Inc.	79,600	6,862
Devon Energy Corp.	98,300	6,148
Hanover Compressor Co. ‡†	371	5
Pioneer Natural Resources Company	40,500	2,077
Paper & Allied Products (0.8%)
MeadWestvaco Corp.	105,500	2,957
Petroleum Refining (1.7%)
Ashland, Inc.	63,700	3,688
Marathon Oil Corp.	38,660	2,357
Pharmaceuticals (1.0%)
Henry Schein, Inc. ‡	12,800	559
Sigma-Aldrich Corp.	49,700	3,146
Printing & Publishing (2.9%)
Dex Media, Inc.	109,100	2,956
Gannett Co., Inc.	50,500	3,059
Knight-Ridder, Inc. †	33,400	2,114
Washington Post–Class B	3,020	2,310
Railroads (0.5%)
Norfolk Southern Corp.	42,400	1,901
Real Estate (1.5%)
Brookfield Properties Co. †	112,350	3,305
Forest City Enterprises, Inc.–Class A	55,300	2,098
Restaurants (2.1%)
Applebees International, Inc.	148,000	3,343
Outback Steakhouse, Inc.	102,600	4,269
Retail Trade (0.6%)
Tiffany & Co. †	53,700	2,056
Savings Institutions (2.3%)
Golden West Financial Corp. †	83,900	5,537
Webster Financial Corp.	59,700	2,800

	Shares	Value
Security & Commodity Brokers (1.4%)
E*TRADE Financial Corp. ‡	129,700	$2,706
T. Rowe Price Group, Inc. †	35,300	2,543
Telecommunications (3.9%)
ALLTEL Corp. †	81,500	5,143
CenturyTel, Inc.	183,400	6,082
Telephone & Data Systems, Inc.	81,00	2,803
Variety Stores (0.7%)
Family Dollar Stores, Inc. †	107,200	2,658
Wholesale Trade Nondurable Goods (0.8%)
Dean Foods Co. ‡	79,000	2,975
Total Common Stocks (cost: $307,182)		328,130
	Principal	Value
SECURITY LENDING COLLATERAL (9.7%)
Debt (8.3%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$523	$523
4.31%, due 08/10/2006 *	430	430
Certificates Of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	330	330
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	467	467
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	187	187
Rabobank Nederland 4.10%, due 05/31/2006 *	467	467
Commercial Paper (0.9%)
Fairway Finance–144A 4.31%, due 01/10/2006	932	932
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	467	467
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	183	183
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	464	464
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	371	371
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	369	369
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	224	224
Yorktown Capital LLC 4.27%, due 01/05/2006	467	467

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (1.3%)
Calyon
4.34%, due 01/05/2006	$467	$467
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	934 888	934 888
Harris Trust & Savings Bank 4.25%, due 01/05/2006	766	766
National Australia Bank 4.16%, due 01/03/2006	954	954
Rabobank Nederland 4.15%, due 01/03/2006	336	336
Wells Fargo 4.27%, due 01/03/2006	467	467
Euro Dollar Terms (2.8%)
Bank of Montreal 4.30%, due 01/19/2006	934	934
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	280 748	280 748
BNP Paribas 4.22%, due 01/24/2006	467	467
Dexia Group 4.25%, due 01/09/2006	467	467
Rabobank Nederland 4.21%, due 01/19/2006	841	841
Royal Bank of Canada 4.25%, due 01/24/2006	654	654
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	1,401 1,028	1,401 1,028
Societe Generale 4.28%, due 01/30/2006	934	934
UBS AG 4.26%, due 01/10/2006	934	934
Wells Fargo 4.29%, due 01/30/2006	1,401	1,401

	Principal	Value
Promissory Notes (0.2%)
Bear Stearns & Co.
4.39%, due 03/07/2006	$561	$561
4.39%, due 06/06/2006	187	187
Repurchase Agreements (2.4%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/31/2005 to be repurchased at $1,565 on 01/03/2006	1,564	1,564
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/31/2005 to be repurchased at $3,732 on 01/03/2006	3,731	3,731
Lehman Brothers, Inc. 4.29%, dated 12/31/2005 to be repurchased at $25 on 01/03/2006	25	25
Merrill Lynch & Co. 4.24%, dated 12/31/2005 to be repurchased at $2,991 on 01/03/2006	2,990	2,990
Morgan Stanley Dean Witter & Co. 4.355%, dated 12/31/2005 to be repurchased at $330 on 01/03/2006	330	330
	Shares	Value
Investment Companies (1.4%)
American Beacon Fund
1-day yield of 4.19%	128,082	$128
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	1,214,510	1,215
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	504,489	504
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	3,307,358	3,307
Total Security Lending Collateral (cost: $35,324)		35,324
Total Investment Securities (cost: $342,506)		$363,454

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $34,317.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $8,812, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $3,010 or 0.8% of the total investments of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

J.P. Morgan Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $342,506) (including securities loaned of $34,317)	$363,454
Cash	11,103
Receivables:
Interest	33
Dividends	769
375,359
Liabilities:
Accounts payable and accrued liabilities: Shares redeemed	850
Management and advisory fees	154
Administration fees	6
Payable for collateral for securities on loan	35,324
Other	34
36,368
Net Assets	$338,991
Net Assets Consist of:
Capital stock, ($.01 par value)	$213
Additional paid-in capital	283,043
Distributable net investment income (loss)	2,875
Accumulated net realized gain (loss) from investment securities	31,912
Net unrealized appreciation (depreciation) on investment securities	20,948
Net Assets	$338,991
Net Assets by Class:
Initial Class	$338,377
Service Class	614
Shares Outstanding:
Initial Class	21,292
Service Class	39
Net Asset Value and Offering Price Per Share:
Initial Class	$15.89
Service Class	15.83

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$68
Dividends (net of withholding taxes on foreign dividends of $15)	5,898
Income from loaned securities–net	46
6,012
Expenses:
Management and advisory fees	2,853
Printing and shareholder reports	58
Custody fees	50
Administration fees	70
Legal fees	6
Audit fees	14
Trustees fees	11
Service fees:
Service Class	1
Other	10
Total expenses before recapture of waived expenses	3,073
Recaptured expenses	64
Net expenses	3,137
Net Investment Income (Loss)	2,875
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	32,081
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(3,532)
Net Realized and Unrealized Gain (Loss) on Investment Securities	28,549
Net Increase (Decrease) in Net Assets Resulting from Operations	$31,424

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

J.P. Morgan Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,875	$807
Net realized gain (loss) from investment securities	32,081	12,800
Change in unrealized appreciation (depreciation) on investment securities	(3,532)	12,247
	31,424	25,854
Distributions to Shareholders:
From net investment income:
Initial Class	(804)	(56)
	(804)	(56)
From net realized gains:
Initial Class	(5,735)	–
Service Class	(10)	–
	(5,745)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	130,230	240,163
Service Class	455	404
	130,685	240,567
Dividends and distributions reinvested:
Initial Class	6,539	56
Service Class	10	–
	6,549	56
Cost of shares redeemed:
Initial Class	(119,133)	(44,424)
Service Class	(364)	(303)
	(119,497)	(44,727)
	17,737	195,896
Net increase (decrease) in net assets	42,612	221,694
Net Assets:
Beginning of year	296,379	74,685
End of year	$338,991	$296,379
Distributable Net Investment Income (Loss)	$2,875	$804

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	8,511	15,843
Service Class	30	30
	8,541	15,873
Shares issued–reinvested from distributions:
Initial Class	422	4
Service Class	1	–
	423	4
Shares redeemed:
Initial Class	(7,619)	(1,624)
Service Class	(24)	(22)
	(7,643)	(1,646)
Net increase (decrease) in shares outstanding:
Initial Class	1,314	14,223
Service Class	7	8
	1,321	14,231

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

J.P. Morgan Mid Cap Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$14.81	$0.13	$1.22	$1.35	$(0.03)	$(0.24)	$(0.27)	$15.89
	12/31/2004	12.93	0.08	1.81	1.89	(0.01)	–	(0.01)	14.81
	12/31/2003	9.85	0.01	3.08	3.09	(0.01)	–	(0.01)	12.93
	12/31/2002	11.29	0.01	(1.45)	(1.44)	–	–	–	9.85
	12/31/2001	11.90	0.01	(0.49)	(0.48)	(0.12)	(0.01)	(0.13)	11.29
Service Class	12/31/2005	14.77	0.09	1.22	1.31	(0.01)	(0.24)	(0.25)	15.83
	12/31/2004	12.92	0.04	1.82	1.86	(0.01)	–	(0.01)	14.77
	12/31/2004	10.21	(0.01)	2.72	2.71	–	–	–	12.92

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)		Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2005	9.15%	$338,377	0.89	% (h)	0.89	% (h)	0.82%	68%
	12/31/2004	14.58	295,909	1.00	(i)	1.00	(i)	0.58	109
	12/31/2003	31.42	74,375	1.00		1.02		0.10	73
	12/31/2002	(12.72)	50,204	1.00		1.14		0.13	85
	12/31/2001	(3.94)	30,215	1.00		1.34		0.09	78
Service Class	12/31/2005	8.86	614	1.14	(h)	1.14	(h)	0.59	68
	12/31/2004	14.36	470	1.25	(i)	1.25	(i)	0.27	109
	12/31/2003	26.54	310	1.25		1.28		(0.14)	73

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  J.P. Morgan Mid Cap Value (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively (see Note 2).

(i)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively (see Note 2).

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. J.P. Morgan Mid Cap Value (the "Fund") is a part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $20, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

AEGON/Transamerica Series Trust

Annual Report 2005

10

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$17,077	5.04%
Asset Allocation–Growth Portfolio	44,680	13.18%
Asset Allocation–Moderate Growth Portfolio	158,613	46.79%
Asset Allocation–Moderate Portfolio	29,589	8.73%
Total	$249,959	73.74%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $100 million of ANA
0.80% of ANA over $100 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

For the year ended December 31, 2005, the Fund recaptured the following of previously waived expenses.

Expense Recovered by Advisor	Increase in Total Expenses to Average Net Assets
$64	0.02%

There were no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the

AEGON/Transamerica Series Trust

Annual Report 2005

11

J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

general assets of all series of Transamerica IDEX Mutual Funds. At December 31, 2005, the value of invested plan amounts was $17.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$238,670
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	228,698
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$56
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	1,999
Long-term Capital Gain	4,550

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$16,545
Undistributed Long-term Capital Gain	$19,260
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$19,930

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$343,524
Unrealized Appreciation	$27,635
Unrealized (Depreciation)	(7,705)
Net Unrealized Appreciation (Depreciation)	$19,930

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

J.P. Morgan Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Mid Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

J.P. Morgan Mid Cap Value (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $4,550 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

13

J.P. Morgan Mid Cap Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between J.P. Morgan Mid Cap Value Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and J.P. Morgan Investment Advisors, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser had achieved acceptable performance and favorably noted the Portfolio's recent improved performance, with performance above median relative to its peers, and superior to the benchmark index over the past year. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the
Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

14

J.P. Morgan Mid Cap Value (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft-dollar" arrangements are consistent with applicable law and
"best execution" requirements. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Marsico Growth

MARKET ENVIRONMENT

U.S. large capitalization equities, as measured by the Standard and Poor's 500 Composite Stock Index ("S&P 500") posted a return of 4.91% for the year ended December 31, 2005. From the perspective of Global Industry Classification Standards ("GICS") sector performance (in the S&P 500), energy (+31%) and utilities (+17%) posted the highest returns, while areas such as consumer discretionary (-6%), and telecommunication services (-5%) were the laggards. Sectors including financials, health care and consumer staples each had positive gains for the year.

At an industry level, the top-performing groups included health care equipment and services, insurance, real estate, and semiconductors and semi equipment. Industry groups that struggled in the year included automobiles and components and media. Food and staples retailing also had a relatively weak year.

PERFORMANCE

For the year ended December 31, 2005, Marsico Growth, Initial Class returned 8.58%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Growth Index returned 4.91% and 5.26%, respectively.

STRATEGY REVIEW

In reviewing Marsico Growth's annual investment results, there were a number of significant factors, both positive and negative, that impacted performance as compared to the S&P 500 benchmark.

Health care was a major area of emphasis for the portfolio throughout the year, and the portfolio benefited from stock selection within the sector. At an individual stock level, biotechnology company Genentech, Inc. (+70% price return) was the largest individual contributor to performance. In addition, health care services provider UnitedHealth Group Incorporated (+41%), medical equipment company Medtronic, Inc. (+17%), and Amylin Pharmaceuticals, Inc. (+43%) benefited the portfolio.

The portfolio's information technology holdings were also significant performance contributors. Internet services company Google Inc. (+93%) was among the top performing positions of the portfolio. Apple Computer, Inc. (+35%) also had a positive impact on performance for the year. In addition, the portfolio's underweighted posture in the software and services industry enhanced performance relative to the S&P 500 as the industry was among the weak performing areas for the S&P 500.

Another area of strength was stock selection in the industrials sector. Capital goods position Caterpillar Inc. (+21%) posted a solid return for the period. Transportation companies Burlington Northern Santa Fe Corporation (+36%) and FedEx Corporation (+5%) also benefited performance results.

There were a few factors that negatively impacted the portfolio. The most significant area that detracted from overall performance was our decision to have little exposure in the energy sector. On a sector level, the strongest-performing area of investment for the year was energy, which had an absolute return of +31%. The portfolio had, on average, an underweighted posture in energy, thus missing the opportunity for potential gain. In addition, the portfolio's position in Exxon Mobil Corporation (-6% prior to being sold), was a material detractor from performance results.

Finally, select holdings in the consumer discretionary sector hurt performance results for the year. Retailer eBay Inc. (-31% prior to being sold) was the largest individual detractor from performance. In addition, consumer services positions such as Royal Caribbean Cruises Ltd. (–21% prior to being sold), and hotel/casino company Wynn Resorts, Limited (–18%) negatively impacted performance.

Thomas F. Marsico

Portfolio Manager
Marsico Capital Management, LLC*

*  Banc of America Capital Management, LLC (BACAP) has the role of sub-adviser with its affiliate Marsico Capital Management, LLC to provide management services to the Fund.

AEGON/Transamerica Series Trust

Annual Report 2005

1

Marsico Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	8.58%	(0.42)%	0.85%	5/3/99
S&P 500[1]	4.91%	0.54%	0.54%	5/3/99
Russell 1000 Growth[1]	5.26%	(3.58)%	(3.14)%	5/3/99
Service Class	8.21%	–	15.10%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Marsico Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,082.40	0.89%	$4.67
Hypothetical (b)	1,000.00	1,020.72	0.89	4.53
Service Class
Actual	1,000.00	1,081.00	1.14	5.98
Hypothetical (b)	1,000.00	1,019.46	1.14	5.80

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Marsico Growth

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (87.1%)
Aerospace (2.3%)
General Dynamics Corp.	31,264	$3,566
Lockheed Martin Corp.	29,219	1,859
Air Transportation (4.2%)
FedEx Corp.	96,255	9,952
Amusement & Recreation Services (0.4%)
Station Casinos, Inc.	12,524	849
Automotive (0.6%)
Toyota Motor Corp., ADR †	12,756	1,335
Beverages (0.5%)
PepsiCo, Inc.	19,850	1,173
Chemicals & Allied Products (3.5%)
Procter & Gamble Co.	143,753	8,320
Commercial Banks (2.5%)
UBS AG-Registered	55,247	5,257
UCBH Holdings, Inc.	32,338	578
Communications Equipment (4.8%)
Motorola, Inc.	246,581	5,570
QUALCOMM, Inc.	134,360	5,788
Computer & Data Processing Services (2.5%)
Google, Inc.–Class A ‡	14,510	6,020
Computer & Office Equipment (4.0%)
Apple Computer, Inc. ‡	132,286	9,510
Construction (1.9%)
KB Home †	43,117	3,133
MDC Holdings, Inc.	23,268	1,442
Drug Stores & Proprietary Stores (1.4%)
CVS Corp.	68,971	1,822
Walgreen Co.	32,742	1,449
Electronic & Other Electric Equipment (2.5%)
General Electric Co.	168,101	5,892
Health Services (1.0%)
Quest Diagnostics, Inc. †	48,246	2,484
Hotels & Other Lodging Places (2.5%)
MGM Mirage, Inc. ‡	133,331	4,889
Wynn Resorts, Ltd. †‡	19,705	1,081
Industrial Machinery & Equipment (2.6%)
Caterpillar, Inc.	107,131	6,189
Insurance (7.7%)
Progressive Corp. (The) †	19,150	2,236
UnitedHealth Group, Inc.	256,436	15,935

	Shares	Value
Lumber & Other Building Materials (5.9%)
Home Depot, Inc. (The)	97,512	$3,947
Lowe's Cos., Inc. †	149,127	9,941
Medical Instruments & Supplies (3.5%)
Medtronic, Inc.	84,232	4,849
Zimmer Holdings, Inc. ‡	53,027	3,576
Mortgage Bankers & Brokers (1.7%)
Countrywide Financial Corp.	115,245	3,940
Oil & Gas Extraction (1.0%)
Halliburton Co. †	36,654	2,271
Personal Credit Institutions (2.6%)
SLM Corp.	111,213	6,127
Pharmaceuticals (9.5%)
Amgen, Inc. ‡	65,285	5,148
Amylin Pharmaceuticals, Inc. †‡	43,230	1,726
Genentech, Inc. ‡	139,075	12,864
Genzyme Corp. ‡	39,820	2,819
Railroads (3.6%)
Burlington Northern Santa Fe Corp.	77,386	5,481
Union Pacific Corp.	37,827	3,045
Real Estate (0.6%)
St. Joe Co. (The) †	22,480	1,511
Residential Building Construction (1.8%)
Lennar Corp.–Class A †	48,697	2,972
Toll Brothers, Inc. †‡	36,629	1,269
Restaurants (3.0%)
Starbucks Corp. ‡	109,162	3,276
Yum! Brands, Inc.	83,235	3,902
Security & Commodity Brokers (6.4%)
Chicago Mercantile Exchange †	13,392	4,921
Goldman Sachs Group, Inc. (The)	23,232	2,967
Lehman Brothers Holdings, Inc.	57,118	7,321
Telecommunications (0.2%)
America Movil SA de CV-Class L, ADR	18,362	537
Variety Stores (2.4%)
Target Corp.	105,015	5,773
Total Common Stocks (cost: $158,789)		206,512
	Principal	Value
SHORT-TERM OBLIGATIONS (0.4%)
Repurchase Agreements (0.4%)
Investors Bank & Trust Co. 3.02%, dated 12/30/2005 to be repurchased at $1,018 on 01/03/2006 ■(a)	$1,018	$1,018
Total Short-Term Obligations (cost: $1,018)		1,018

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (12.5%)
Debt (10.7%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$438	$438
4.31%, due 08/10/2006 *	359	359
Certificates Of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	276	276
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	391	391
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	156	156
Rabobank Nederland 4.10%, due 05/31/2006 *	391	391
Commercial Paper (1.2%)
Fairway Finance-144A 4.31%, due 01/10/2006	780	780
Jupiter Securitization Corp.-144A 4.27%, due 01/05/2006	391	391
Paradigm Funding LLC-144A 4.30%, due 01/09/2006	153	153
Park Avenue Receivables Corp.-144A 4.27%, due 01/04/2006	388	388
Preferred Receivables Corp.-144A 4.31%, due 01/04/2006	310	310
Ranger Funding Co. LLC-144A 4.29%, due 01/18/2006	309	309
Sheffield Receivables Corp.-144A 4.26%, due 01/23/2006	188	188
Yorktown Capital LLC 4.27%, due 01/05/2006	391	391
Euro Dollar Overnight (1.7%)
Calyon 4.34%, due 01/05/2006	391	391
Fortis Bank 4.35%, due 01/03/2006	781	781
4.35%, due 01/05/2006	742	742
Harris Trust & Savings Bank 4.25%, due 01/05/2006	641	641
National Australia Bank 4.16%, due 01/03/2006	798	798
Rabobank Nederland 4.15%, due 01/03/2006	281	281
Wells Fargo 4.27%, due 01/03/2006	391	391

	Principal	Value
Euro Dollar Terms (3.6%)
Bank of Montreal
4.30%, due 01/19/2006	$781	$781
Barclays 4.27%, due 01/25/2006	234	234
4.30%, due 01/31/2006	625	625
BNP Paribas 4.22%, due 01/24/2006	391	391
Dexia Group 4.25%, due 01/09/2006	391	391
Rabobank Nederland 4.21%, due 01/19/2006	703	703
Royal Bank of Canada 4.25%, due 01/24/2006	547	547
Royal Bank of Scotland 4.30%, due 01/31/2006	1,172	1,172
4.31%, due 02/01/2006	860	860
Societe Generale 4.28%, due 01/30/2006	781	781
UBS AG 4.26%, due 01/10/2006	781	781
Wells Fargo 4.29%, due 01/30/2006	1,172	1,172
Promissory Notes (0.3%)
Bear Stearns & Co. 4.39%, due 03/07/2006	469	469
4.39%, due 06/06/2006	156	156
Repurchase Agreements (3.1%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $1,309 on 01/03/2006	1,308	1,308
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $3,122 on 01/03/2006	3,120	3,120
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $21 on 01/03/2006	21	21
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $2,502 on 01/03/2006	2,500	2,500
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $276 on 01/03/2006	276	276

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (1.8%)
American Beacon Fund
1-day yield of 4.19%	107,128	$107
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	1,015,821	1,016

	Shares	Value
Investment Companies (continued)
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	421,957	$422
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	2,766,290	2,766
Total Security Lending Collateral (cost: $29,545)		29,545
Total Investment Securities (cost: $189,352)		$237,075

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $28,820.

‡  Non-income producing.

■  At December 31, 2005, repurchase agreements excluding collateral for securities on loan are collateralized by a U.S. Government Agency Obligation with an interest rate and maturity date of 5.00% and 03/01/2035, respectively, and with a market value plus accrued interest of $1,069

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $7,370, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(a)  Investors Bank and Trust Co. is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $2,519 or 1.1% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Marsico Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $189,352) (including securities loaned of $28,820)	$237,075
Cash	50
Receivables:
Shares sold	176
Interest	4
Income from loaned securities	1
Dividends	123
Dividend reclaims receivable	16
237,445
Liabilities:
Investment securities purchased	167
Accounts payable and accrued liabilities:
Shares redeemed	564
Management and advisory fees	143
Service fees	3
Administration fees	4
Payable for collateral for securities on loan	29,545
Other	27
30,453
Net Assets	$206,992
Net Assets Consist of:
Capital stock ($.01 par value)	$200
Additional paid-in capital	165,540
Distributable net investment income (loss)	234
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(6,705)
Net unrealized appreciation (depreciation) on investment securities	47,723
Net Assets	$206,992
Net Assets by Class:
Initial Class	$194,775
Service Class	12,217
Shares Outstanding:
Initial Class	18,836
Service Class	1,188
Net Asset Value and Offering Price Per Share:
Initial Class	$10.34
Service Class	10.28

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$209
Dividends (net of withholding taxes on foreign dividends of $29)	1,511
Income from loaned securities-net	31
1,751
Expenses:
Management and advisory fees	1,359
Printing and shareholder reports	47
Custody fees	28
Administration fees	34
Legal fees	3
Audit fees	14
Trustees fees	5
Service fees:
Service Class	22
Other	4
Total expenses	1,516
Net Investment Income (Loss)	235
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities and foreign currency transactions	5,855
Increase (decrease) in unrealized appreciation (depreciation) on investment securities and foreign currency transactions	9,629
Net Realized and Unrealized Gain (Loss) on Investment Securities and foreign currency transactions	15,484
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,719

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Marsico Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$235	$192
Net realized gain (loss) from investment securities and foreign currency transactions	5,855	1,832
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	9,629	13,997
	15,719	16,021
Distributions to Shareholders:
From net investment income:
Initial Class	(134)	–
	(134)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	65,780	22,722
Service Class	7,040	5,429
	72,820	28,151
Dividends and distributions reinvested:
Initial Class	134	–
	134	–
Cost of shares redeemed:
Initial Class	(28,989)	(30,376)
Service Class	(1,526)	(963)
	(30,515)	(31,339)
	42,439	(3,188)
Net increase (decrease) in net assets	58,024	12,833
Net Assets:
Beginning of year	148,968	136,135
End of year	$206,992	$148,968
Distributable Net Investment Income (Loss)	$234	$161

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	6,782	2,644
Service Class	735	637
	7,517	3,281
Shares issued–reinvested from distributions:
Initial Class	14	–
	14	–
Shares redeemed:
Initial Class	(2,975)	(3,576)
Service Class	(160)	(114)
	(3,135)	(3,690)
Net increase (decrease) in shares outstanding:
Initial Class	3,821	(932)
Service Class	575	523
	4,396	(409)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Marsico Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$9.53	$0.01	$0.81	$0.82	$(0.01)	$–	$(0.01)	$10.34
	12/31/2004	8.49	0.01	1.03	1.04	–	–	–	9.53
	12/31/2003	6.72	(0.01)	1.78	1.77	–	–	–	8.49
	12/31/2002	9.09	–	(2.36)	(2.36)	(0.01)	–	(0.01)	6.72
	12/31/2001	10.67	0.02	(1.52)	(1.50)	(0.07)	(0.01)	(0.08)	9.09
Service Class	12/31/2005	9.50	(0.01)	0.79	0.78	–	–	–	10.28
	12/31/2004	8.48	(0.01)	1.03	1.02	–	–	–	9.50
	12/31/2003	7.06	(0.03)	1.45	1.42	–	–	–	8.48

			Ratios/Supplemental Data
			Net Assets,	Ratio of Expenses		Net Investment
	For the Period	Total	End of Period	to Average Net Assets (f)		Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	8.58%	$194,775	0.88%	0.88%	0.15%	66%
	12/31/2004	12.25	143,150	0.87	0.87	0.15	80
	12/31/2003	26.34	135,376	0.98	0.98	(0.19)	111
	12/31/2002	(25.98)	102,574	1.00	1.06	(0.03)	103
	12/31/2001	(14.09)	45,382	1.00	1.21	0.16	17
Service Class	12/31/2005	8.21	12,217	1.13	1.13	(0.12)	66
	12/31/2004	12.03	5,818	1.10	1.10	(0.07)	80
	12/31/2003	20.11	759	1.25	1.25	(0.47)	111

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Marsico Growth (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Marsico Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Marsico Growth (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2005, of $51 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $13, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

There are no open written option contracts at December 31, 2005.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance December 31, 2004	$–	–
Sales	4	22
Closing Buys	–	–
Expirations	(4)	(22)
Exercised	–	–
Balance at December 31, 2005	$–	–

*  Contracts not in thousands

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation – Conservative Portfolio	$1,081	0.52%
Asset Allocation – Moderate Portfolio	80,925	39.10%
Total	$82,006	39.62%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.60% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a nonqualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $10.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$149,344
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	106,561
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, return of capital and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(28)
Accumulated net realized gain (loss) from investment securities	28

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$1,379	December 31, 2010
5,283	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $5,853.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	134
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$235
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(6,662)
Net Unrealized Appreciation (Depreciation)	$47,679

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$189,396
Unrealized Appreciation	$48,870
Unrealized (Depreciation)	(1,191)
Net Unrealized Appreciation (Depreciation)	$47,679

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Marsico Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marsico Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

14

Marsico Growth

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Marsico Growth Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Columbia Management Advisors, LLC. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior performance and noted that the Portfolio's performance was above median relative to its peers and superior to the benchmark index over the past one-, two-, three- and five year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Marsico Growth (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Mercury Large Cap Value

MARKET ENVIRONMENT

U.S. equities generally posted gains for 2005. Shares of large-cap value companies outperformed large-cap growth stocks during the year. The Russell 1000 Value Index ("Russell 1000 Value") rose 7.05%, versus the 5.26% gain of the Russell 1000 Growth Index.

The recurring themes in the market environment in 2005 were rising short-term interest rates and higher energy prices. The Federal Reserve Board ("Fed") raised the target federal funds rate from 2.25% to 4.25% in eight increments of 25 basis points (.25%) during the year. The central bank removed the word "accommodative" from its description of monetary policy and suggested that future rate hikes will be data dependent.

In addition, oil prices rose to record levels above $70.00 per barrel in September 2005 in response to the damage that Hurricane Katrina caused to several key refineries along the U.S. Gulf Coast. Even before this catastrophic disaster occurred, an extended period of rising energy prices had been fueled by: the limited ability of the Organization of the Petroleum Exporting Countries ("OPEC") to increase output; inadequate oil refining and natural gas drilling capacity in the U.S.; and growing demand in Asia, particularly from China and India. Oil prices fell later in the year as some of the damaged Gulf Coast refineries resumed operations and demand declined somewhat.

PERFORMANCE

For the year ended December 31, 2005, Mercury Large Cap Value, Initial Class returned 15.94%. By comparison its primary and former benchmarks, the Russell 1000 Value and the Standard and Poor's 500 Composite Stock Index, returned 7.05% and 4.91%, respectively.

STRATEGY REVIEW

The portfolio considerably outperformed its benchmark, the Russell 1000 Value, in 2005. The relative return benefited from stock selection in energy (Valero Energy Corporation, Burlington Resources Inc., Sunoco, Inc.); healthcare (Humana Inc., Aetna Inc., CIGNA Corporation); financials (Lehman Brothers Holdings Inc., Prudential Financial, Inc.); consumer discretionary (Nordstrom, Inc., J.C. Penney Company, Inc.); and utilities (TXU Corp., Edison International). An overweight position in energy also had a positive effect on the comparative performance. Conversely, security selection in industrials (Yellow Roadway Corporation, Cummins, Inc.) and consumer staples (primarily Costco Wholesale Corporation), an overweight in healthcare and an underweight in utilities detracted somewhat from the relative return.

We currently maintain the portfolio's overweight versus the benchmark in cyclical companies such as those in the information technology and energy sectors. The portfolio remains underweight in financials and consumer staples. In recent months, we have brought our positions in several sectors more closely in line with their benchmark weights.

Robert C. Doll, Jr., CFA

Portfolio Manager
Mercury Advisors

AEGON/Transamerica Series Trust

Annual Report 2005

1

Mercury Large Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	15.94%	8.45%	10.00%	5/1/96
Russell 1000 Value[1]	7.05%	5.28%	10.66%	5/1/96
S&P 500[1]	4.91%	0.54%	8.64%	5/1/96
Service Class	15.73%	–	23.26%	5/1/03

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2004, the Fund had selected the S&P 500 as its benchmark measure; however, the Russell 1000 Value is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Mercury Large Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,088.40	0.84%	$4.42
Hypothetical (b)	1,000.00	1,020.97	0.84	4.28
Service Class
Actual	1,000.00	1,087.40	1.09	5.73
Hypothetical (b)	1,000.00	1,019.71	1.09	5.55

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Mercury Large Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (91.7%)
Aerospace (2.0%)
Lockheed Martin Corp.	111,000	$7,063
Northrop Grumman Corp.	198,000	11,902
Apparel & Accessory Stores (1.4%)
American Eagle Outfitters	242,000	5,561
Nordstrom, Inc. †	205,000	7,667
Automotive (0.5%)
Ford Motor Co.	508,000	3,922
ITT Industries, Inc.	4,000	411
Beverages (1.3%)
Coca-Cola Co. (The)	319,000	12,859
Business Credit Institutions (0.1%)
CIT Group, Inc.	25,000	1,294
Chemicals & Allied Products (0.9%)
Eastman Chemical Co.	161,000	8,306
Commercial Banks (3.6%)
Bank of America Corp.	210,000	9,691
Citigroup, Inc.	370,000	17,956
JP Morgan Chase & Co.	93,000	3,691
State Street Corp.	58,000	3,216
Communication (1.4%)
Viacom, Inc.–Class B ‡	420,000	13,692
Communications Equipment (1.1%)
Motorola, Inc.	459,000	10,369
Computer & Data Processing Services (6.8%)
Autodesk, Inc.	176,000	7,559
BMC Software, Inc. ‡	349,000	7,151
Checkfree Corp. ‡	143,000	6,564
Computer Sciences Corp. ‡	123,000	6,229
Compuware Corp. ‡	975,000	8,746
McAfee, Inc. ‡	242,000	6,565
NCR Corp. ‡	163,000	5,532
Novell, Inc. ‡	321,000	2,834
Oracle Corp. ‡	513,000	6,264
Sabre Holdings Corp.	237,000	5,714
Sybase, Inc. ‡	70,000	1,530
Computer & Office Equipment (3.1%)
Apple Computer, Inc. ‡	125,000	8,986
Hewlett-Packard Co.	714,000	20,442
Department Stores (1.1%)
JC Penney Co., Inc. †	182,000	10,119

	Shares	Value
Electric Services (2.4%)
American Electric Power Co., Inc.	236,000	$8,753
CMS Energy Corp. †‡	236,000	3,424
Edison International	238,000	10,379
Electronic Components & Accessories (1.4%)
Intersil Corp.–Class A	108,000	2,687
QLogic Corp. ‡	190,000	6,177
Solectron Corp. ‡	1,255,000	4,593
Health Services (1.6%)
Caremark Rx, Inc. ‡	166,000	8,597
HCA, Inc.	124,000	6,262
Industrial Machinery & Equipment (0.1%)
SPX Corp.	8,000	366
Terex Corp. ‡	7,000	416
Instruments & Related Products (2.5%)
Agilent Technologies, Inc. ‡	265,000	8,822
Raytheon Co.	218,000	8,753
Rockwell Automation, Inc.	111,000	6,567
Insurance (13.7%)
Aetna, Inc.	101,000	9,525
AFLAC, Inc.	26,000	1,207
Allstate Corp. (The)	235,000	12,706
Chubb Corp.	110,000	10,741
Cigna Corp.	97,000	10,835
Cincinnati Financial Corp.	102,000	4,557
Loews Corp.	96,000	9,106
MGIC Investment Corp. †	149,000	9,807
PMI Group, Inc. (The)	103,000	4,230
Principal Financial Group	225,000	10,672
Progressive Corp. (The) †	73,000	8,525
SAFECO Corp.	157,000	8,871
St. Paul Travelers Cos., Inc. (The)	152,000	6,790
UnumProvident Corp. †	423,000	9,623
W.R. Berkley Corp.	60,000	2,857
WellPoint, Inc. ‡	133,000	10,612
Insurance Agents, Brokers & Service (2.9%)
AON Corp.	188,000	6,759
Hartford Financial Services Group, Inc. (The)	134,000	11,509
Humana, Inc. ‡	166,000	9,019
Iron & Steel Foundries (0.2%)
Precision Castparts Corp.	30,000	1,554
Life Insurance (3.5%)
Lincoln National Corp. †	194,000	10,288
Metlife, Inc.	217,000	10,633
Prudential Financial, Inc.	164,000	12,003

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Mercury Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Medical Instruments & Supplies (0.4%)
Becton Dickinson & Co.	71,000	$4,266
Metal Mining (1.1%)
Phelps Dodge Corp.	72,000	10,359
Mortgage Bankers & Brokers (1.0%)
Countrywide Financial Corp.	282,000	9,642
Oil & Gas Extraction (7.5%)
Anadarko Petroleum Corp.	128,000	12,128
Apache Corp.	142,000	9,730
Burlington Resources, Inc.	157,000	13,533
Devon Energy Corp.	201,000	12,571
Kerr-McGee Corp.	111,000	10,085
Occidental Petroleum Corp.	167,000	13,340
Paper & Allied Products (0.3%)
MeadWestvaco Corp.	114,000	3,195
Petroleum Refining (14.1%)
Amerada Hess Corp. †	74,000	9,385
Chevron Corp.	101,369	5,755
ConocoPhillips	332,000	19,316
Exxon Mobil Corp.	1,013,000	56,900
Marathon Oil Corp.	194,000	11,828
Sunoco, Inc. †	118,000	9,249
Tesoro Corp.	147,000	9,048
Valero Energy Corp.	250,000	12,900
Pharmaceuticals (6.6%)
AmerisourceBergen Corp.	234,000	9,688
Merck & Co., Inc.	538,000	17,114
Pfizer, Inc.	1,288,000	30,036
Watson Pharmaceuticals, Inc. ‡	201,000	6,535
Primary Metal Industries (1.1%)
Nucor Corp. †	156,000	10,408
Radio, Television & Computer Stores (1.0%)
Circuit City Stores, Inc. †	423,000	9,556
Residential Building Construction (1.3%)
Beazer Homes USA, Inc. †	131,000	9,542
Ryland Group, Inc.	42,000	3,029
Retail Trade (0.4%)
Tiffany & Co.	88,000	3,370
Savings Institutions (1.3%)
Washington Mutual, Inc.	286,000	12,441
Security & Commodity Brokers (3.0%)
Goldman Sachs Group, Inc. (The)	116,000	14,814
Lehman Brothers Holdings, Inc.	108,000	13,842

	Shares	Value
Telecommunications (1.0%)
Qwest Communications International †‡	1,690,000	$9,549
Toys, Games & Hobbies (0.0%)
Hasbro, Inc.	12,000	242
Total Common Stocks (cost: $727,568)		873,456
	Principal	Value
SECURITY LENDING COLLATERAL (8.3%)
Debt (7.1%)
Bank Notes (0.2%)
Bank of America
4.27%, due 01/17/2006 *	$1,172	$1,172
4.31%, due 08/10/2006 *	963	963
Certificates Of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	739	739
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	1,046	1,046
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	419	419
Rabobank Nederland 4.10%, due 05/31/2006 *	1,046	1,046
Commercial Paper (0.8%)
Fairway Finance–144A 4.31%, due 01/10/2006	2,087	2,087
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	1,046	1,046
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	410	410
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	1,039	1,039
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	831	831
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	827	827
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	502	502
Yorktown Capital LLC 4.27%, due 01/05/2006	1,046	1,046
Euro Dollar Overnight (1.1%)
Calyon 4.34%, due 01/05/2006	1,046	1,046
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	2,092 1,988	2,092 1,988
Harris Trust & Savings Bank 4.25%, due 01/05/2006	1,716	1,716

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Mercury Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
National Australia Bank 4.16%, due 01/03/2006	$2,137	$2,137
Rabobank Nederland 4.15%, due 01/03/2006	753	753
Wells Fargo 4.27%, due 01/03/2006	1,046	1,046
Euro Dollar Terms (2.4%)
Bank of Montreal 4.30%, due 01/19/2006	2,092	2,092
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	628 1,674	628 1,674
BNP Paribas 4.22%, due 01/24/2006	1,046	1,046
Dexia Group 4.25%, due 01/09/2006	1,046	1,046
Rabobank Nederland 4.21%, due 01/19/2006	1,883	1,883
Royal Bank of Canada 4.25%, due 01/24/2006	1,465	1,465
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	3,139 2,302	3,139 2,302
Societe Generale 4.28%, due 01/30/2006	2,092	2,092
UBS AG 4.26%, due 01/10/2006	2,092	2,092
Wells Fargo 4.29%, due 01/30/2006	3,139	3,139
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	1,255 419	1,255 419

	Principal	Value
Repurchase Agreements (2.0%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $3,504 on 01/03/2006	$3,503	$3,503
Goldman Sachs Group, Inc. 4.29%, dated 12/30/05 to be repurchased at $8,360 on 01/03/2006	8,356	8,356
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $56 on 01/03/2006	56	56
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $6,699 on 01/03/2006	6,696	6,696
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $739 on 01/03/2006	739	739
	Shares	Value
Investment Companies (1.2%)
American Beacon Fund 1-day yield of 4.19%	286,870	$287
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	2,720,186	2,720
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	1,129,923	1,130
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	7,407,624	7,408
Total Security Lending Collateral (cost: $79,118)		79,118
Total Investment Securities (cost: $806,686)		$952,574

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $76,602.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $19,736, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $6,742 or 0.7% of the total investments of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Mercury Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $806,686) (including securities loaned of $76,602)	$952,574
Cash	900
Receivables:
Shares sold	987
Interest	11
Dividends	1,032
955,504
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	5
Management and advisory fees	580
Service fees	3
Administration fees	15
Payable for collateral for securities on loan	79,118
Other	49
79,770
Net Assets	$875,734
Net Assets Consist of:
Capital stock ($.01 par value)	$468
Additional paid-in capital	680,053
Distributable net investment income (loss)	5,003
Accumulated net realized gain (loss) from investment securities	44,322
Net unrealized appreciation (depreciation) on investment securities	145,888
Net Assets	$875,734
Net Assets by Class:
Initial Class	$860,826
Service Class	14,908
Shares Outstanding:
Initial Class	45,978
Service Class	793
Net Asset Value and Offering Price Per Share:
Initial Class	$18.72
Service Class	18.81

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$83
Dividends	10,875
Income from loaned securities–net	70
11,028
Expenses:
Management and advisory fees	5,623
Printing and shareholder reports	99
Custody fees	72
Administration fees	144
Legal fees	13
Audit fees	14
Trustees fees	22
Service fees:
Service Class	21
Other	17
Total expenses	6,025
Net Investment Income (Loss)	5,003
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	44,685
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	57,741
Net Realized and Unrealized Gain (Loss) on Investment Securities	102,426
Net Increase (Decrease) in Net Assets Resulting from Operations	$107,429

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Mercury Large Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$5,003	$5,003
Net realized gain (loss) from investment securities	44,685	42,742
Change in unrealized appreciation (depreciation) on investment securities	57,741	32,729
	107,429	80,474
Distributions to Shareholders:
From net investment income:
Initial Class	(4,945)	(4,171)
Service Class	(58)	(14)
	(5,003)	(4,185)
From net realized gains:
Initial Class	(39,831)	(7,460)
Service Class	(500)	(32)
	(40,331)	(7,492)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	208,155	199,063
Service Class	13,262	2,645
	221,417	201,708
Proceeds from fund acquisition:
Initial Class	–	991
	–	991
Dividends and distributions reinvested:
Initial Class	44,776	11,630
Service Class	558	46
	45,334	11,676
Cost of shares redeemed:
Initial Class	(37,979)	(79,083)
Service Class	(2,748)	(764)
	(40,727)	(79,847)
	226,024	134,528
Net increase (decrease) in net assets	288,119	203,325
Net Assets:
Beginning of year	587,615	384,290
End of year	$875,734	$587,615
Distributable Net Investment Income (Loss)	$5,003	$5,003

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	11,511	12,627
Service Class	727	170
	12,238	12,797
Shares issued on fund acquisition:
Initial Class	–	66
	–	66
Shares issued–reinvested from distributions:
Initial Class	2,533	811
Service Class	31	3
	2,564	814
Shares redeemed:
Initial Class	(2,113)	(5,061)
Service Class	(150)	(49)
	(2,263)	(5,110)
Net increase (decrease) in shares outstanding:
Initial Class	11,931	8,443
Service Class	608	124
	12,539	8,567

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Mercury Large Cap Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$17.17	$0.13	$2.54	$2.67	$(0.12)	$(1.00)	$(1.12)	$18.72
	12/31/2004	14.97	0.18	2.47	2.65	(0.16)	(0.29)	(0.45)	17.17
	12/31/2003	11.63	0.17	3.28	3.45	(0.11)	–	(0.11)	14.97
	12/31/2002	14.09	0.18	(2.17)	(1.99)	(0.12)	(0.35)	(0.47)	11.63
	12/31/2001	14.37	0.15	(0.41)	(0.26)	(0.02)	–	(0.02)	14.09
Service Class	12/31/2005	17.27	0.09	2.57	2.66	(0.12)	(1.00)	(1.12)	18.81
	12/31/2004	15.06	0.15	2.48	2.63	(0.13)	(0.29)	(0.42)	17.27
	12/31/2003	11.77	0.11	3.19	3.30	(0.01)	–	(0.01)	15.06

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	15.94%	$860,826	0.84%	0.84%	0.70%	69%
	12/31/2004	18.34	584,426	0.85	0.85	1.19	132
	12/31/2003	29.78	383,372	0.84	0.84	1.33	145
	12/31/2002	(14.21)	242,152	0.89	0.89	1.40	200
	12/31/2001	(1.81)	165,683	0.94	0.94	1.07	31
Service Class	12/31/2005	15.73	14,908	1.09	1.09	0.49	69
	12/31/2004	18.00	3,189	1.10	1.10	0.97	132
	12/31/2003	28.03	918	1.10	1.10	1.19	145

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Mercury Large Cap Value (the "Fund") share classes commenced operation as follows:

Initial Class – May 1, 1996
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Mercury Large Cap Value (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On May 3, 2004, PBHG/NWQ Value Select Fund acquired all the net assets of BlackRock Large Cap Value Fund pursuant to a plan of reorganization approved by shareholders of BlackRock Large Cap Value Fund. PBHG/NWQ Value Select Fund was the accounting survivor. The acquisition was accomplished by a tax-free exchange of 66 shares of the Fund for the 109 shares of BlackRock Large Cap Value Fund outstanding on April 30, 2004. The aggregate net assets of PBHG/NWQ Value Select Fund immediately before the acquisition was $386,328. BlackRock Large Cap Value Fund's net assets at that date $991, including $137 of unrealized depreciation, were combined with those of the Fund, resulting in combined assets of $387,319.

On May 3, 2004, the Fund changed its name from PBHG/NWQ Value Select to Mercury Large Cap Value and changed its sub-advisers from Pilgrim Baxter & Associates, Inc. and NWQ Investment Management Company, Inc. to Fund Asset Management, L.P., doing business as Mercury Advisors.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund

AEGON/Transamerica Series Trust

Annual Report 2005

10

Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $30, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$142,451	16.27%
Asset Allocation–Moderate Portfolio	120,224	13.73%
Asset Allocation–Moderate Growth Portfolio	272,565	31.12%
Total	$535,240	61.12%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of first $250 million of ANA
0.775% of the next $500 million of ANA
0.75% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $44.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$676,341
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	493,863
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$74	December 31, 2009
88	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2005 was $42.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$11,677
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	9,787
Long-term Capital Gain	35,547

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$26,263
Undistributed Long-term Capital Gain	$23,301
Capital Loss Carryforward	$(162)
Net Unrealized Appreciation (Depreciation)	$145,811

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$806,763
Unrealized Appreciation	$161,760
Unrealized (Depreciation)	(15,949)
Net Unrealized Appreciation (Depreciation)	$145,811

AEGON/Transamerica Series Trust

Annual Report 2005

12

Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Mercury Large Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mercury Large Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Mercury Large Cap Value (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $35,547 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Mercury Large Cap Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Mercury Large Cap Value (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Fund Asset Management, L.P., doing business as Mercury Advisors (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser had achieved superior performance and favorably noted that the Portfolio had achieved performance that was above median relative to its peers and superior to the performance of the benchmark index over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Mercury Large Cap Value (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

MFS High Yield

MARKET ENVIRONMENT

The U.S. economy was firmly in mid-cycle as we entered 2005, with corporate earnings rising but at a slower pace than in 2004. Consumer wages and business spending on big items were also rising, with Gross Domestic Product ("GDP") growth at about 3.5%.

A steady increase in oil prices throughout the period resulted in an acceleration of inflation. The moderate growth and inflation combined to give the U.S. Federal Reserve Board ("Fed") an opening to continue raising interest rates. The Fed, which began steadily raising interest rates on June 30, 2004, continued to boost interest rates at a measured pace throughout the twelve-month period. By period-end on December 31, 2005, the federal funds target rate had climbed to 4.25%.

At the beginning of the period, economic data began to suggest that the economy might be slowing. At about the same time, concerns surrounding corporate credit quality rose after the debt of General Motors Corporation and Ford Motor Company, two of the largest issuers of high-grade bonds, was downgraded to "junk" status by Standard & Poor's.

By mid-summer, the pace of economic growth appeared to accelerate and seemed to confirm that the earlier slowdown was temporary and not the beginning of a broad-based cyclical slowdown. Retail sales were stronger despite the rise in oil prices, and manufacturing picked up. This brighter economic outlook, combined with China's revaluation of the Yuan — an event that sparked concern that the Chinese government would slow its purchase of Treasuries — caused interest rates to spike higher.

In August yields declined again as confidence toward the economy once more appeared to fall. Concerns about growth were further exacerbated when Hurricane Katrina ripped through the Gulf Coast of the United States. The subsequent closure and destruction of refineries and oil platforms pushed oil prices to a record $70.85 per barrel. These events caused economists to lower their forecasts for growth and to raise concerns about the potential for accelerating inflation. It soon became clear, however, that the impact of higher energy prices and Hurricane Katrina were not having a broad-based impact on growth. As a result, investors once again pushed bond yields higher as the markets focused on solid growth coupled with persistently high energy costs.

Yields on U.S. Treasuries moved modestly higher during October, partly on the announcement that Ben Bernanke would succeed Alan Greenspan as Fed chairman. The rising yields reflected the market's general uncertainty regarding Mr. Bernanke's appointment and concerns that he might not be as tough an inflation-fighter as Mr. Greenspan. Given this backdrop, the market priced in more interest rate hikes, believing that the Fed would continue to raise the target rate into early 2006 because of the potential increase in inflation and inflationary expectations.

PERFORMANCE

For the year ended December 31, 2005, MFS High Yield, Initial Class returned 1.81%. By comparison, its benchmark, the Lehman Brothers High Yield Bond Index returned 2.74%.

STRATEGY REVIEW

Several of our holdings in the more speculative "CCC"-rated sectors of the high yield market held back the portfolio's relative performance during the period (bonds rated BBB or higher are considered investment grade; bonds rated BB or lower are considered non-investment grade.)

Holdings that detracted from relative performance included cable TV operator Charter Communications, Inc., automotive parts manufacturer Delphi Corporation, packaging manufacturer Huntsman Packaging, Integrated Electrical Services, Inc., a leading consolidator in the electrical contracting and maintenance industry, and independent power producer Calpine Corporation. Our position in brokerage company Refco Inc. also hurt relative returns as the value of the company's debt declined with the discovery of its involvement in fraudulent business practices.

Our overweighted positions in the debt of commodity chemical companies contributed to the portfolio's relative returns. Attractive supply-demand dynamics, which boosted earnings and cash flows, enabled these companies to decrease leverage. Our position in chemical company Rhodia was among the portfolio's top contributing securities.

Several individual holdings that performed well during the period, including television broadcaster Paxson Communications Corporation, wireline operator Qwest Communications International Inc., and oil and gas company Kerr-McGee Corporation, also helped relative results.

John F. Addeo

Scott B. Richards

Co-Portfolio Managers
MFS Investment Management

AEGON/Transamerica Series Trust

Annual Report 2005

1

MFS High Yield

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	1.81%	6.87%	4.09%	6/1/98
LBHYB[1]	2.74%	8.85%	4.93%	6/1/98
Service Class	1.50%	–	7.72%	5/1/03

NOTES

1  The Lehman Brothers High Yield Bond (LBHYB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in high-yield bonds ("junk bonds") may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2005

2

MFS High Yield

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Initial Class
Actual	$1,000.00	$1,016.20	0.85%	$4.32
Hypothetical(b)	1,000.00	1,020.92	0.85%	4.33
Service Class
Actual	$1,000.00	$1,015.00	1.10%	$5.59
Hypothetical(b)	1,000.00	1,019.66	1.10%	5.60

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At December 31, 2005

This chart shows the percentage breakdown by Bond Credit Quality of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

MFS High Yield

UNDERSTANDING YOUR FUND'S EXPENSES (continued)
(unaudited)

Credit Rating Description

Aaa Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

A2 Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

B1 Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2 More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3 Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ba1 Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2 Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3 More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Baa1 Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa2 Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3 Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Ca Extremely speculative, may be in default on their policyholder obligations or have other marked shortcomings.

Caa1 Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2 Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa3 Speculative, may be in default on their policyholder obligations or have other marked shortcomings.

AEGON/Transamerica Series Trust

Annual Report 2005

4

MFS High Yield

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
Republic of Brazil 8.88%, due 10/14/2019	$374	$419
Republic of Panama 9.38%, due 04/01/2029	329	414
Russian Federation 12.75%, due 06/24/2028	380	697
Total Foreign Government Obligations (cost: $1,389)		1,530
MORTGAGE-BACKED SECURITIES (2.2%)
Arcap REIT, Inc.–144A 6.10%, due 09/21/2045	1,515	1,400
Asset Securitization Corp. 8.01%, due 11/13/2029 *	3,570	3,779
Commercial Mortgage Acceptance Corp.–144A 5.44%, due 09/15/2030 *	230	230
CS First Boston Mortgage Securities Corp.–144A 6.75%, due 11/11/2030	1,115	1,191
First Union National Bank Commercial Mortgage 6.75%, due 10/15/2032	1,305	1,347
GMAC Commercial Mortgage Securities, Inc.–144A 7.66%, due 04/15/2034 *	1,278	1,390
Morgan Stanley Capital I–144A 1.51%, due 04/28/2039 *	10,481	684
Total Mortgage-Backed Securities (cost: $9,388)		10,021
ASSET-BACKED SECURITIES (0.4%)
Crest, Ltd. 7.00%, due 01/28/2040	1,422	1,357
Falcon Franchise Loan LLC–144A 3.78%, due 01/05/2025 * (a)	4,065	685
Total Asset-Backed Securities (cost: $2,033)		2,042
CORPORATE DEBT SECURITIES (84.6%)
Aerospace (0.2%)
Argo-Tech Corp. 9.25%, due 06/01/2011	965	989
Agriculture (0.4%)
Michael Foods, Inc. 8.00%, due 11/15/2013	1,630	1,671
Air Transportation (0.9%)
CHC Helicopter Corp. 7.38%, due 05/01/2014	985	996
Continental Airlines, Inc. 6.90%, due 01/02/2017 6.75%, due 03/15/2017 6.80%, due 08/02/2018 7.57%, due 03/15/2020	613 525 948 1,638	532 460 824 1,460

	Principal	Value
Amusement & Recreation Services (2.3%)
Aztar Corp. 7.88%, due 06/15/2014	$1,435	$1,503
Boyd Gaming Corp. 6.75%, due 04/15/2014	1,860	1,846
Caesars Entertainment, Inc. 8.88%, due 09/15/2008 8.13%, due 05/15/2011	495 2,645	535 2,919
Greektown Holdings–144A 10.75%, due 12/01/2013§	1,070	1,062
MGM Mirage 5.88%, due 02/27/2014	1,020	974
Penn National Gaming, Inc. 6.75%, due 03/01/2015	335	329
Pinnacle Entertainment, Inc. 8.25%, due 03/15/2012	250	258
Six Flags, Inc. 9.75%, due 04/15/2013 †	1,340	1,315
Apparel Products (0.4%)
Levi Strauss & Co. 12.25%, due 12/15/2012 9.75%, due 01/15/2015	855 260	953 270
Quiksilver, Inc. 6.88%, due 04/15/2015	410	395
Automotive (3.1%)
Delphi Corp. 6.50%, due 08/15/2013 ❖	1,540	774
General Motors Acceptance Corp. 6.13%, due 01/22/2008 5.85%, due 01/14/2009 † 6.75%, due 12/01/2014 †	1,385 1,860 5,360	1,268 1,664 4,822
General Motors Corp. 8.38%, due 07/15/2033 †	1,537	1,014
Lear Corp. 8.11%, due 05/15/2009	1,000	931
Lear Corp., Series B 5.75%, due 08/01/2014 †	1,395	1,133
Metaldyne Corp. 10.00%, due 11/01/2013 †	860	778
Navistar International Corp. 7.50%, due 06/15/2011 †	2,110	2,010
Business Credit Institutions (0.7%)
eircom Funding 8.25%, due 08/15/2013	730	781
Ford Motor Credit Co. 7.00%, due 10/01/2013 †	1,491	1,274

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
Business Credit Institutions (continued)
Qwest Capital Funding, Inc. 7.25%, due 02/15/2011 †		$1,145	$1,159
Business Services (2.3%)
Amsted Industries, Inc.–144A 10.25%, due 10/15/2011§		1,030	1,102
Hertz Corp.–144A 8.88%, due 01/01/2014		910	927
Iron Mountain, Inc. 8.63%, due 04/01/2013 7.75%, due 01/15/2015		740 1,170	771 1,179
KI Holdings, Inc. 0.00%, due 11/15/2014 (b)		1,879	1,231
Lamar Media Corp. 7.25%, due 01/01/2013 6.63%, due 08/15/2015		905 195	939 196
Samsonite Corp. 8.88%, due 06/01/2011		1,075	1,113
Transdigm, Inc. 8.38%, due 07/15/2011		1,580	1,663
United Rentals North America, Inc. 6.50%, due 02/15/2012 7.75%, due 11/15/2013 †		1,270 20	1,237 19
Chemicals & Allied Products (4.9%)
Arco Chemical Co. 9.80%, due 02/01/2020		745	836
Church & Dwight Co., Inc. 6.00%, due 12/15/2012		1,410	1,389
Equistar Chemicals, LP/Equistar Funding Corp. 10.63%, due 05/01/2011		860	946
Huntsman International LLC 10.13%, due 07/01/2009		1,118	1,154
Huntsman International LLC–144A 7.38%, due 01/01/2015 †		2,270	2,191
IMC Global, Inc. 10.88%, due 08/01/2013		705	810
JohnsonDiversey Holdings, Inc. 0.00%, due 05/15/2013 (c)		3,155	2,508
JohnsonDiversey, Inc. 9.63%, due 05/15/2012		2,245	2,256
Kronos International, Inc. 8.88%, due 06/30/2009	EUR	100	123
Lyondell Chemical Co. 9.50%, due 12/15/2008 † 11.13%, due 07/15/2012		207 1,985	217 2,221
Nalco Co. 7.75%, due 11/15/2011 8.88%, due 11/15/2013		425 960	437 1,006

	Principal	Value
Business Services (continued)
NOVA Chemicals Corp. 6.50%, due 01/15/2012	$895	$867
Resolution Performance Products, Inc. 13.50%, due 11/15/2010	650	687
Revlon Consumer Products Corp. 9.50%, due 04/01/2011	1,455	1,328
Rhodia SA 8.88%, due 06/01/2011 †	1,520	1,558
Rockwood Specialties Group, Inc. 10.63%, due 05/15/2011 7.50%, due 11/15/2014	962 800	1,055 797
Communication (5.2%)
American Tower Corp. 7.13%, due 10/15/2012	820	845
Cablevision Systems Corp., Series B 8.00%, due 04/15/2012 †	930	870
CCH I Holdings LLC–144A 9.92%, due 04/01/2014	1,234	703
CCH I LLC–144A 11.00%, due 10/01/2015	3,200	2,688
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75%, due 11/15/2013	950	905
Charter Communications Holdings, Inc. 8.63%, due 04/01/2009 †	2,431	1,799
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. –144A 8.38%, due 04/30/2014	930	925
CSC Holdings, Inc. 8.13%, due 07/15/2009 8.13%, due 08/15/2009	750 1,140	757 1,151
CSC Holdings, Inc.–144A 7.00%, due 04/15/2012	1,150	1,087
Echostar DBS Corp. 6.38%, due 10/01/2011	2,750	2,647
Frontiervision Holdings, LP 11.00%, due 10/15/2006 ❖ 11.88%, due 09/15/2007 ❖	1,730 505	2,301 531
Frontiervision Holdings, LP, Series B 11.88%, due 09/15/2007 †❖	725	762
Intelsat Bermuda, Ltd.–144A 8.63%, due 01/15/2015	1,190	1,202
MediaCom LLC / Capital Corp. 9.50%, due 01/15/2013 †	1,315	1,284
PanAmSat Holding Corp. 0.00%, due 11/01/2014 (d)	3,400	2,380
Rogers Cable, Inc. 8.75%, due 05/01/2032	345	397

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Communication (continued)
Videotron Ltee–144A 6.38%, due 12/15/2015	$355	$353
Communications Equipment (1.9%)
American Towers, Inc. 7.25%, due 12/01/2011	935	972
Innova S. de R.L. 9.38%, due 09/19/2013	890	988
L-3 Communications Corp. 6.13%, due 01/15/2014 5.88%, due 01/15/2015	1,335 1,000	1,322 970
Lucent Technologies, Inc. 5.50%, due 11/15/2008 † 6.45%, due 03/15/2029	960 580	955 497
Nortel Networks Corp. 6.88%, due 09/01/2023	1,040	931
Northern Telecom Capital 7.88%, due 06/15/2026	395	382
Zeus Special Subsidiary, Ltd.–144A 0.00%, due 02/01/2015 (e)	2,485	1,634
Computer & Data Processing Services (0.3%)
GTECH Holdings Corp. 5.25%, due 12/01/2014	1,635	1,418
Construction (0.5%)
WCI Communities, Inc. 7.88%, due 10/01/2013 6.63%, due 03/15/2015 †	2,000 460	1,885 400
Department Stores (0.8%)
Dollar General Corp. 8.63%, due 06/15/2010	1,305	1,432
J.C. Penney Co., Inc. 8.00%, due 03/01/2010	960	1,051
Neiman-Marcus Group, Inc.–144A 9.00%, due 10/15/2015 †	1,250	1,278
Drug Stores & Proprietary Stores (0.3%)
Rite Aid Corp. 8.13%, due 05/01/2010	1,330	1,353
Electric Services (5.6%)
AES Corp. (The)–144A 8.75%, due 05/15/2013 9.00%, due 05/15/2015	2,120 155	2,308 170
Allegheny Energy Supply Co. LLC–144A 8.25%, due 04/15/2012	1,700	1,917
CMS Energy Corp. 8.50%, due 04/15/2011	2,335	2,542

	Principal	Value
Electric Services (continued)
Empresa Nacional de Electricidad SA 8.35%, due 08/01/2013	$514	$585
Enersis SA 7.38%, due 01/15/2014	1,022	1,099
FirstEnergy Corp. 6.45%, due 11/15/2011	636	674
Midwest Generation LLC 8.75%, due 05/01/2034	2,190	2,412
Mirant North America LLC–144A 7.38%, due 12/31/2013	1,100	1,112
Mission Energy Holding Co. 13.50%, due 07/15/2008	935	1,085
Nevada Power Co. 6.50%, due 04/15/2012	165	169
Nevada Power Co., Series L 5.88%, due 01/15/2015	1,140	1,131
NRG Energy, Inc. 8.00%, due 12/15/2013	873	973
PSEG Energy Holdings LLC 7.75%, due 04/16/2007	1,035	1,071
Reliant Energy, Inc. 9.25%, due 07/15/2010 9.50%, due 07/15/2013 6.75%, due 12/15/2014	900 225 340	900 226 297
Sierra Pacific Power Co. 6.25%, due 04/15/2012	980	995
Sierra Pacific Resources 8.63%, due 03/15/2014	35	38
TECO Energy, Inc. 7.00%, due 05/01/2012	1,210	1,270
Tenaska Alabama Partners, LP–144A 7.00%, due 06/30/2021	568	572
Texas Genco LLC/Texas Genco Financing Corp.–144A 6.88%, due 12/15/2014	1,155	1,250
TXU Corp., Series P 5.55%, due 11/15/2014	3,025	2,873
Electric, Gas & Sanitary Services (0.3%)
NorthWestern Corp. 5.88%, due 11/01/2014	1,190	1,192
Electronic Components & Accessories (0.5%)
Flextronics International, Ltd. 6.50%, due 05/15/2013	2,245	2,281
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 8.00%, due 12/15/2014	245	234

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
Environmental Services (0.5%)
Allied Waste North America, Inc. 6.50%, due 11/15/2010 †		$2,105	$2,084
Food & Kindred Products (0.9%)
B&G Foods, Inc. 8.00%, due 10/01/2011		705	719
Hercules, Inc. 6.75%, due 10/15/2029		1,370	1,319
Smithfield Foods, Inc. 7.00%, due 08/01/2011		1,020	1,040
United Biscuits Finance PLC 10.63%, due 04/15/2011	EUR	650	821
Gas Production & Distribution (3.8%)
ANR Pipeline Co. 9.63%, due 11/01/2021		960	1,173
Atlas Pipeline Partners, LP–144A 8.13%, due 12/15/2015		460	464
Colorado Interstate Gas Co. 5.95%, due 03/15/2015		1,075	1,038
Dynegy Holdings, Inc.–144A 9.88%, due 07/15/2010 10.13%, due 07/15/2013		905 125	992 141
El Paso Corp. 7.00%, due 05/15/2011		2,285	2,268
El Paso Natural Gas Co. 7.63%, due 08/01/2010		2,260	2,377
EL Paso Production Holding Co. 7.75%, due 06/01/2013		1,970	2,044
Gaz Capital for Gazprom–144A 8.63%, due 04/28/2034		1,700	2,150
Morgan Stanley Bank AG for OAO Gazprom–144A 9.63%, due 03/01/2013		920	1,110
Pacific Energy Partners, LP / Pacific Energy Finance Corp.–144A 6.25%, due 09/15/2015		510	502
Transcontinental Gas Pipe Line Corp., Series B 7.00%, due 08/15/2011		715	746
Williams Cos., Inc. 7.13%, due 09/01/2011 7.75%, due 06/15/2031		1,993 360	2,070 380
Health Services (4.3%)
Davita Inc. 6.63%, due 03/15/2013 7.25%, due 03/15/2015		1,140 1,320	1,160 1,337
Extendicare Health Services, Inc. 6.88%, due 05/01/2014		1,955	1,911

	Principal	Value
Health Services (continued)
HCA, Inc.
7.88%, due 02/01/2011	$2,130	$2,290
6.38%, due 01/15/2015 †	3,715	3,755
Healthsouth Corp. 7.63%, due 06/01/2012 †	1,660	1,685
LifeCare Holdings, Inc.–144A 9.25%, due 08/15/2013 †	1,175	928
Psychiatric Solutions, Inc. 7.75%, due 07/15/2015	250	258
Select Medical Corp. 7.63%, due 02/01/2015	1,905	1,834
Tenet Healthcare Corp. 9.88%, due 07/01/2014	1,855	1,878
Tenet Healthcare Corp.–144A 9.25%, due 02/01/2015	1,025	1,017
Triad Hospitals, Inc. 7.00%, due 11/15/2013	1,770	1,774
Holding & Other Investment Offices (0.7%)
Nell AF Sarl–144A 8.38%, due 08/15/2015 †	1,980	1,960
Sungard Data Systems Inc.–144A 10.25%, due 08/15/2015	1,185	1,185
Hotels & Other Lodging Places (3.9%)
Host Marriott, LP 7.13%, due 11/01/2013 †	1,395	1,451
Host Marriott, LP REIT 6.38%, due 03/15/2015	1,110	1,107
Majestic Star Casino LLC/ Majestic Star Casino Cap 9.50%, due 10/15/2010	535	563
Majestic Star Casino LLC/ Majestic Star Casino Capital Corp. II–144A 9.75%, due 01/15/2011	420	423
Mandalay Resort Group 9.38%, due 02/15/2010 †	1,050	1,150
MGM Mirage 8.50%, due 09/15/2010 8.38%, due 02/01/2011 †	765 3,630	829 3,884
Pinnacle Entertainment, Inc. 8.75%, due 10/01/2013 †	2,130	2,268
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, due 05/01/2012	2,660	2,933
Station Casinos, Inc. 6.50%, due 02/01/2014 6.88%, due 03/01/2016	1,250 150	1,263 153
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	1,645	1,600

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
Industrial Machinery & Equipment (1.5%)
Case Corp. 7.25%, due 01/15/2016		$635	$592
Case New Holland, Inc. 9.25%, due 08/01/2011		1,620	1,733
Goodman Global Holding Co., Inc.–144A 7.88%, due 12/15/2012		1,200	1,116
JLG Industries, Inc. 8.25%, due 05/01/2008		1,465	1,535
Terex Corp. 10.38%, due 04/01/2011		1,825	1,935
Instruments & Related Products (1.9%)
DirecTV Holdings LLC 6.38%, due 06/15/2015		820	802
DirecTV Holdings LLC/DirecTV Financing Co. 8.38%, due 03/15/2013		572	615
Fisher Scientific International, Inc. 6.75%, due 08/15/2014		405	422
Fisher Scientific International, Inc.–144A 6.13%, due 07/01/2015		1,915	1,915
Safilo Capital International SA–144A 9.63%, due 05/15/2013	EUR	1,855	2,452
Xerox Corp. 7.63%, due 06/15/2013		2,370	2,500
Insurance (0.6%)
Axis Capital Holdings, Ltd. 5.75%, due 12/01/2014		790	790
UnumProvident Corp. 7.63%, due 03/01/2011		1,704	1,838
Insurance Agents, Brokers & Service (0.2%)
Marsh & McLennan Cos., Inc. 5.75%, due 09/15/2015		1,023	1,031
Lumber & Other Building Materials (0.2%)
Nortek, Inc. 8.50%, due 09/01/2014		1,015	979
Management Services (0.3%)
US Oncology, Inc. 10.75%, due 08/15/2014		1,130	1,254
Manufacturing Industries (0.2%)
Bombardier Recreational Products, Inc. 8.38%, due 12/15/2013		1,075	1,076
Medical Instruments & Supplies (0.4%)
CDRV Investors, Inc. 0.00%, due 01/01/2015 (f)		3,180	1,948

	Principal	Value
Metal Cans & Shipping Containers (0.6%)
Crown Americas, Inc.–144A 7.75%, due 11/15/2015	$2,790	$2,888
Metal Mining (0.3%)
Freeport-McMoRan Copper & Gold, Inc. 6.88%, due 02/01/2014	1,170	1,182
Mining (0.7%)
Massey Energy Co.–144A 6.88%, due 12/15/2013	1,580	1,594
Peabody Energy Corp. 5.88%, due 04/15/2016	1,530	1,490
Mortgage Bankers & Brokers (1.6%)
Couche-Tard US LP/Couche-Tard Finance Corp. 7.50%, due 12/15/2013	1,885	1,942
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 9.63%, due 06/15/2014	661	735
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp., Series A 0.00%, due 10/01/2014 (g)	1,302	957
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp., Series B 0.00%, due 10/01/2014 (h)	1,921	1,398
Da-Lite Screen Co., Inc. 9.50%, due 05/15/2011	935	982
Milacron Escrow Corp. 11.50%, due 05/15/2011 †	1,395	1,193
Motion Pictures (0.9%)
AMC Entertainment, Inc. 9.50%, due 02/01/2011 †	1,001	985
Loews Cineplex Entertainment Corp. 9.00%, due 08/01/2014	1,235	1,247
Marquee, Inc., Series B 8.63%, due 08/15/2012 †	1,625	1,698
Motor Vehicles, Parts & Supplies (0.3%)
TRW Automotive, Inc. 9.38%, due 02/15/2013 11.00%, due 02/15/2013	806 531	872 596
Oil & Gas Extraction (3.2%)
Belden & Blake Corp. 8.75%, due 07/15/2012	325	332
Chesapeake Energy Corp. 7.00%, due 08/15/2014 6.38%, due 06/15/2015 6.88%, due 01/15/2016	1,312 2,335 2,705	1,358 2,335 2,773
Clayton Williams Energy, Inc. 7.75%, due 08/01/2013	1,495	1,435
Hanover Compressor Co. 9.00%, due 06/01/2014	970	1,057

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
Oil & Gas Extraction (continued)
Kerr-McGee Corp. 6.95%, due 07/01/2024		$1,155	$1,225
MarkWest Energy Partners, LP / MarkWest Energy Finance Corp.–144A 6.88%, due 11/01/2014		1,030	948
Newfield Exploration Co. 6.63%, due 09/01/2014		1,805	1,837
Plains Exploration & Production Co. 7.13%, due 06/15/2014		1,065	1,102
Paper & Allied Products (2.5%)
Abitibi-Consolidated, Inc. 8.55%, due 08/01/2010 † 7.75%, due 06/15/2011		2,478 875	2,509 833
Buckeye Technologies, Inc. 8.50%, due 10/01/2013		1,245	1,245
Graphic Packaging International Corp. 9.50%, due 08/15/2013		1,930	1,843
Norske Skog Canada, Ltd. 8.63%, due 06/15/2011 7.38%, due 03/01/2014		1,740 110	1,662 96
Playtex Products, Inc. 9.38%, due 06/01/2011		1,210	1,267
Pliant Corp. 11.63%, due 06/15/2009 ❖ 11.13%, due 09/01/2009 ❖ †		216 575	229 512
Stone Container Finance 7.38%, due 07/15/2014		1,270	1,156
Paper & Paper Products (1.1%)
Jefferson Smurfit Group PLC, (PIK)–144A 11.50%, due 10/01/2015	EUR	2,710	2,958
MDP Acquisitions PLC 9.63%, due 10/01/2012		1,875	1,875
Paperboard Containers & Boxes (0.5%)
Greif, Inc. 8.88%, due 08/01/2012		1,040	1,108
Jefferson Smurfit-Stone Container Corp. 8.25%, due 10/01/2012		840	806
Plastipak Holdings, Inc.–144A 8.50%, due 12/15/2015		580	586
Personal Credit Institutions (1.2%)
Ford Motor Credit Co. 4.95%, due 01/15/2008 6.63%, due 06/16/2008 5.63%, due 10/01/2008 † 5.80%, due 01/12/2009 8.63%, due 11/01/2010		1,140 1,388 1,190 1,275 1,275	1,021 1,259 1,044 1,112 1,163

	Principal	Value
Personal Services (0.3%)
Service Corp. International/US–144A 7.50%, due 06/15/2017	$1,230	$1,221
Petroleum Refining (0.7%)
Amerada Hess Corp. 7.30%, due 08/15/2031	850	984
Enterprise Products Operating, LP 6.38%, due 02/01/2013	791	828
Enterprise Products Operating, LP, Series B 5.60%, due 10/15/2014	747	746
Premcor Refining Group (The), Inc. 7.50%, due 06/15/2015	520	554
Pharmaceuticals (0.6%)
Amerisourcebergen Corp.–144A 5.88%, due 09/15/2015	1,400	1,412
Warner Chilcott Corp.–144A 8.75%, due 02/01/2015	1,335	1,228
Primary Metal Industries (1.3%)
AK Steel Corp. 7.75%, due 06/15/2012	1,485	1,340
Century Aluminum Co. 7.50%, due 08/15/2014	1,175	1,157
Chaparral Steel Co. 10.00%, due 07/15/2013	1,185	1,277
Texas Industries, Inc.–144A 7.25%, due 07/15/2013	940	975
Valmont Industries, Inc. 6.88%, due 05/01/2014	1,170	1,179
Printing & Publishing (2.0%)
ACCO Brands Corp. 7.63%, due 08/15/2015	430	405
American Media Operations, Inc. 8.88%, due 01/15/2011 †	1,250	1,063
Block Communications, Inc.–144A 8.25%, due 12/15/2015	720	713
Dex Media East LLC/Dex Media East Finance Co. 12.13%, due 11/15/2012	1,389	1,625
Dex Media, Inc. 0.00%, due 11/15/2013 (i)	3,650	2,902
Medianews Group, Inc. 6.88%, due 10/01/2013	1,295	1,238
Primedia, Inc. 8.88%, due 05/15/2011 8.00%, due 05/15/2013	205 1,265	189 1,071
Public Administration (0.1%)
Geo Group (The), Inc. 8.25%, due 07/15/2013	700	684

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
Radio & Television Broadcasting (1.4%)
Allbritton Communications Co. 7.75%, due 12/15/2012		$1,683	$1,691
Granite Broadcasting Corp. 9.75%, due 12/01/2010 †		495	455
Lighthouse International Co. SA–144A 8.00%, due 04/30/2014	EUR	855	1,070
Paxson Communications Corp.–144A 7.54%, due 01/15/2013 *		2,530	2,432
Sirius Satellite Radio, Inc.–144A 9.63%, due 08/01/2013		915	901
Radio, Television & Computer Stores (0.3%)
GSC Holdings Corp.–144A 8.00%, due 10/01/2012 †		1,225	1,152
Railroads (0.6%)
Grupo Transportacion Ferroviaria Mexicana SA de CV 12.50%, due 06/15/2012		940	1,072
Grupo Transportacion Ferroviaria Mexicana SA DE CV–144A 9.38%, due 05/01/2012		101	111
Kansas City Southern Railway, Co. 7.50%, due 06/15/2009		1,455	1,502
Residential Building Construction (1.0%)
Beazer Homes USA, Inc. 6.88%, due 07/15/2015 †		1,280	1,227
DR Horton, Inc. 8.00%, due 02/01/2009		1,500	1,599
Technical Olympic USA, Inc. 9.00%, due 07/01/2010 7.50%, due 03/15/2011 † 7.50%, due 01/15/2015		420 445 1,270	425 397 1,067
Restaurants (0.3%)
Carrols Corp. 9.00%, due 01/15/2013		1,280	1,245
Retail Trade (0.5%)
Amerigas Partners, LP 7.25%, due 05/20/2015		1,010	1,030
Finlay Fine Jewelry Corp. 8.38%, due 06/01/2012 †		1,590	1,431
Rubber & Misc. Plastic Products (1.0%)
Cooper-Standard Automotive, Inc. 8.38%, due 12/15/2014		1,625	1,235
Goodyear Tire & Rubber Co. (The)–144A 9.00%, due 07/01/2015		2,090	2,059
NTK Holdings, Inc. 0.00%, due 03/01/2014 (j)		1,739	1,087

	Principal	Value
Shoe Stores (0.3%)
Payless Shoesource, Inc. 8.25%, due 08/01/2013	$1,260	$1,317
Social Services (0.2%)
Knowledge Learning Corp., Inc.–144A 7.75%, due 02/01/2015§	1,110	1,055
Stone, Clay & Glass Products (0.6%)
Owens-Brockway 8.88%, due 02/15/2009 8.25%, due 05/15/2013	715 1,450	746 1,497
Owens-Illinois, Inc. 7.80%, due 05/15/2018	420	418
Telecommunications (6.9%)
Alamosa Delaware, Inc. 12.00%, due 07/31/2009	932	1,019
AT&T Corp. 9.05%, due 11/15/2011 9.75%, due 11/15/2031	1,011 545	1,119 685
Centennial Cellular Operating Co./Centennial Communications Corp. 10.13%, due 06/15/2013	1,055	1,147
Centennial Communications Corp.–144A 10.00%, due 01/01/2013 †	395	399
Cincinnati Bell, Inc. 8.38%, due 01/15/2014	825	812
Citizens Communications Co. 9.25%, due 05/15/2011 6.25%, due 01/15/2013 9.00%, due 08/15/2031	1,884 550 255	2,077 532 258
Esprit Telecom Group PLC 10.88%, due 06/15/2008 ❖	15	—	☐
GCI, Inc. 7.25%, due 02/15/2014	1,000	990
Hawaiian Telcom Communications, Inc.–144A 9.75%, due 05/01/2013 † 12.50%, due 05/01/2015	930 290	909 271
IWO Holdings, Inc. 7.90%, due 01/15/2012 *	250	259
MCI, Inc. 6.91%, due 05/01/2007 7.69%, due 05/01/2009	495 850	499 878
Nextel Communications, Inc., Series F 5.95%, due 03/15/2014	4,805	4,830
Qwest Corp. 7.88%, due 09/01/2011 8.88%, due 03/15/2012	2,100 2,350	2,263 2,650

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Telecommunications (continued)
Rogers Wireless Communications, Inc.
6.38%, due 03/01/2014	$1,840	$1,845
7.50%, due 03/15/2015	1,095	1,183
Rural Cellular Corp. 9.88%, due 02/01/2010	1,840	1,941
Time Warner Telecom Holdings, Inc. 9.25%, due 02/15/2014 †	1,545	1,630
US Unwired, Inc. 10.00%, due 06/15/2012	1,420	1,598
WDAC Subsidiary Corp.–144A 8.38%, due 12/01/2014	1,445	1,400
Wind Acquisition Finance SA–144A 10.75%, due 12/01/2015	505	521
Textile Mill Products (0.4%)
Interface, Inc. 10.38%, due 02/01/2010	1,550	1,678
Tobacco Products (0.4%)
Reynolds American, Inc. 7.25%, due 06/01/2012	980	1,000
RJ Reynolds Tobacco Holdings, Inc.–144A 7.30%, due 07/15/2015 †	900	918
Transportation Equipment (0.1%)
Westinghouse Air Brake Co. 6.88%, due 07/31/2013	395	399
Water Transportation (1.5%)
Gulfmark Offshore, Inc. 7.75%, due 07/15/2014	1,075	1,118
Royal Caribbean Cruises, Ltd. 6.88%, due 12/01/2013	3,795	4,019
Stena AB 9.63%, due 12/01/2012 7.00%, due 12/01/2016	395 1,533	429 1,403
Wholesale Trade Durable Goods (1.0%)
Buhrmann US, Inc. 7.88%, due 03/01/2015	1,270	1,240
Omnicare, Inc. 6.88%, due 12/15/2015	500	508
Russel Metals, Inc. 6.38%, due 03/01/2014	1,975	1,916
Wesco Distribution, Inc.–144A 7.50%, due 10/15/2017 †	1,075	1,082
Wholesale Trade Nondurable Goods (0.2%)
Dean Foods Co. 6.63%, due 05/15/2009	1,015	1,034
Total Corporate Debt Securities (cost: $390,118)		386,576

	Shares	Value
PREFERRED STOCKS (0.5%)
Automotive (0.4%)
General Motors Corp.–Class B	121,575	$1,812
Holding & Other Investment Offices (0.0%)
HRPT Properties Trust REIT	2,025	52
Radio & Television Broadcasting (0.1%)
Paxson Communications Corp., (PIK) ‡	54	470
Telecommunications (0.0%)
PTV, Inc. ‡	2	—	☐
Total Preferred Stocks (cost: $2,613)		2,334
COMMON STOCKS (0.9%)
Automotive (0.3%)
Hayes Lemmerz International, Inc. ‡	80,000	—	☐
Magna International, Inc.–Class A †	18,925	1,362
Communication (0.0%)
XM Satellite Radio Holdings, Inc. Warrants, Expires 3/15/2010 ‡	65	3
Communications Equipment (0.0%)
Pliant Corp. Warrants, Expires 6/1/2010–144A§ ‡ m	40	—	☐
Holding & Other Investment Offices (0.2%)
Telewest Global, Inc. ‡	44,940	1,070
Industrial Machinery & Equipment (0.0%)
Thermadyne Holdings Corp. –Class B Warrants, Expires 5/23/2006 ‡	169	—	☐
Paper & Paper Products (0.0%)
Corp. Durango SA de CV–Class B ‡	63,866	28
Pharmaceuticals (0.2%)
Merck & Co., Inc.	27,700	881
Printing & Publishing (0.0%)
GT Group Telecom, Inc. Warrants, Expires 2/1/2010–144A ‡ m	200	—	☐
Telecommunications (0.2%)
Completel Europe NV ‡	21	1
Intermedia m	820,000	—	☐
NTL, Inc. ‡	4,267	291
Vodafone Group PLC, ADR	16,996	365
Total Common Stocks (cost: $3,625)		4,001

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

12

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (11.1%)
Debt (9.5%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$748	$748
4.31%, due 08/10/2006 *	615	615
Certificates Of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	472	472
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	668	668
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	267	267
Rabobank Nederland 4.10%, due 05/31/2006 *	668	668
Commercial Paper (1.1%)
Fairway Finance–144A 4.31%, due 01/10/2006	1,333	1,333
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	668	668
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	262	262
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	664	664
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	531	531
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	528	528
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	321	321
Yorktown Capital LLC 4.27%, due 01/05/2006	668	668
Euro Dollar Overnight (1.5%)
Calyon 4.34%, due 01/05/2006	668	668
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	1,337 1,270	1,337 1,270
Harris Trust & Savings Bank 4.25%, due 01/05/2006	1,096	1,096
National Australia Bank 4.16%, due 01/03/2006	1,365	1,365
Rabobank Nederland 4.15%, due 01/03/2006	481	481
Wells Fargo 4.27%, due 01/03/2006	668	668

	Principal	Value
Euro Dollar Terms (3.2%)
Bank of Montreal 4.30%, due 01/19/2006	$1,336	$1,336
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	401 1,069	401 1,069
BNP Paribas 4.22%, due 01/24/2006	668	668
Dexia Group 4.25%, due 01/09/2006	668	668
Rabobank Nederland 4.21%, due 01/19/2006	1,203	1,203
Royal Bank of Canada 4.25%, due 01/24/2006	936	936
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	2,005 1,470	2,005 1,470
Societe Generale 4.28%, due 01/30/2006	1,337	1,337
UBS AG 4.26%, due 01/10/2006	1,337	1,337
Wells Fargo 4.29%, due 01/30/2006	2,005	2,005
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	802 267	802 267
Repurchase Agreements (2.7%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $2,238 on 01/03/2006	2,237	2,237
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $5,340 on 01/03/2006	5,337	5,337
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $36 on 01/03/2006	36	36
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $4,279 on 01/03/2006	4,277	4,277
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $472 on 01/03/2006	472	472

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

13

MFS High Yield

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (1.6%)
American Beacon Fund 1-day yield of 4.19%	183,237	$183
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	1,737,508	1,738
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	721,734	722
Merrimac Cash Fund, Premium Class 1-day yield of 4.03%@	4,731,590	4,732
Total Security Lending Collateral (cost: $50,536)		50,536
Total Investment Securities (cost: $459,702)		$457,040

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro Dollar	(195)	02/21/2006	$(230)	$(2)
			$(230)	$(2)

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

§  Security is deemed to be illiquid.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $49,295.

(a)  Interest only security. Holder is entitled to interest payments on the underlying pool.

(b)  KI Holdings, Inc. has a coupon rate of 0.00% until 11/15/2009, thereafter the coupon rate will be 9.88%.

(c)  JohnsonDiversey Holdings, Inc. has a coupon rate of 0.00% until 05/15/2007, thereafter the coupon rate will be 10.67%.

(d)  PanAmSat Holding Corp. has a coupon rate of 0.00% until 11/01/2009, thereafter the coupon rate will be 10.38%.

(e)  Zeus Special Subsidiary, Ltd.–144A has a coupon rate of 0.00% until 02/01/2010, thereafter the coupon rate will be 9.25%.

(f)  CDRV Investors, Inc. has a coupon rate of 0.00% until 01/01/2010, thereafter the coupon rate will be 9.63%.

(g)  Crystal US Holdings LLC/Crystal US Sub 3 Corp., Series A has a coupon rate of 0.00% until 10/01/2009, thereafter a coupon rate 10.00%.

(h)  Crystal US Holdings LLC/Crystal US Sub 3 Corp., Series B has a coupon rate of 0.00% until 10/01/2009, thereafter a coupon rate 10.50%.

(i)  Dex Media, Inc. has a coupon rate of 0.00% until 11/15/2008, thereafter the coupon rate will be 9.00%.

(j)  NTK Holding, Inc. has a coupon rate of 0.00% until 09/01/2009, thereafter the coupon rate will be 10.75%.

‡  Non-income producing.

☐  Value is less than $1.

††  Cash collateral for the Repurchase Agreements, valued at $12,606, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

❖  Securities are currently in default on interest payments.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $77,526 or 17.0% of the total investments of the Fund.

ADR  American Depositary Receipt

EUR  Euro

PIK  Payment In-Kind

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

14

MFS High Yield

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $459,702) (including securities loaned of $49,295)	$457,040
Cash	12,154
Receivables:
Investment securities sold	3,702
Shares sold	46
Interest	7,714
Income from loaned securities	20
Dividends	24
Other	1
480,701
Liabilities:
Investment securities purchased	770
Accounts payable and accrued liabilities:
Shares redeemed	185
Management and advisory fees	319
Service fees	2
Administration fees	8
Payable for collateral for securities on loan	50,536
Unrealized depreciation on forward foreign currency contracts	2
Other	44
51,866
Net Assets	$428,835
Net Assets Consist of:
Capital stock ($.01 par value)	$446
Additional paid-in capital	384,769
Distributable net investment income (loss)	42,493
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	3,801
Net unrealized appreciation (depreciation) on:
Investment securities	(2,662)
Translation of assets and liabilites denominated in foreign currencies	(12)
Net Assets	$428,835
Net Assets by Class:
Initial Class	$421,010
Service Class	7,825
Shares Outstanding:
Initial Class	43,764
Service Class	807
Net Asset Value and Offering Price Per Share:
Initial Class	$9.62
Service Class	9.70

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$46,575
Dividends (net of withholding taxes on foreign dividends of $6)	218
Income from loaned securities-net	540
47,333
Expenses:
Management and advisory fees	4,712
Printing and shareholder reports	71
Custody fees	114
Administration fees	122
Legal fees	12
Audit fees	17
Trustees fees	22
Service fees:
Service Class	16
Other	16
Total expenses	5,102
Net Investment Income (Loss)	42,231
Net Realized Gain (Loss) from:
Investment securities	4,234
Foreign currency transactions	(9)
4,225
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(36,972)
Translation of assets and liabilities denominated in foreign currencies	(18)
(36,990)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	(32,765)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,466

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

15

MFS High Yield

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$42,231	$50,017
Net realized gain (loss) from investment securities and foreign currency transactions	4,225	16,579
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(36,990)	(5,079)
	9,466	61,517
Distributions to Shareholders:
From net investment income:
Initial Class	(49,691)	(39,856)
Service Class	(658)	(181)
	(50,349)	(40,037)
From net realized gains:
Initial Class	(15,092)	(2,728)
Service Class	(202)	(13)
	(15,294)	(2,741)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	65,269	109,877
Service Class	8,784	8,033
	74,053	117,910
Dividends and distributions reinvested:
Initial Class	64,783	42,584
Service Class	860	193
	65,643	42,777
Cost of shares redeemed:
Initial Class	(300,879)	(184,840)
Service Class	(6,091)	(4,596)
	(306,970)	(189,436)
	(167,274)	(28,749)
Net increase (decrease) in net assets	(223,451)	(10,010)
Net Assets:
Beginning of year	652,286	662,296
End of year	$428,835	$652,286
Distributable Net Investment Income (Loss)	$42,493	$50,259

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	6,456	10,644
Service Class	849	770
	7,305	11,414
Shares issued-reinvested from distributions:
Initial Class	6,713	4,345
Service Class	88	20
	6,801	4,365
Shares redeemed:
Initial Class	(30,813)	(17,873)
Service Class	(601)	(442)
	(31,414)	(18,315)
Net increase (decrease) in shares outstanding:
Initial Class	(17,644)	(2,884)
Service Class	336	348
	(17,308)	(2,536)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

16

MFS High Yield

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$10.54	$0.70	$(0.51)	$0.19	$(0.85)	$(0.26)	$(1.11)	$9.62
	12/31/2004	10.28	0.77	0.18	0.95	(0.65)	(0.04)	(0.69)	10.54
	12/31/2003	8.83	0.72	0.83	1.55	(0.10)	-	(0.10)	10.28
	12/31/2002	8.90	0.60	(0.43)	0.17	(0.24)	-	(0.24)	8.83
	12/31/2001	9.06	0.69	(0.34)	0.35	(0.51)	-	(0.51)	8.90
Service Class	12/31/2005	10.64	0.68	(0.52)	0.16	(0.84)	(0.26)	(1.10)	9.70
	12/31/2004	10.37	0.75	0.18	0.93	(0.62)	(0.04)	(0.66)	10.64
	12/31/2003	9.48	0.50	0.42	0.92	(0.03)	-	(0.03)	10.37

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net(d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	1.81%	$421,010	0.83%	0.83%	6.92%	51%
	12/31/2004	9.77	647,277	0.82	0.82	7.51	71
	12/31/2003	17.74	661,026	0.81	0.81	7.58	64
	12/31/2002	2.07	256,371	0.91	0.91	6.85	38
	12/31/2001	3.78	32,831	1.10	1.12	7.57	50
Service Class	12/31/2005	1.50	7,825	1.08	1.08	6.66	51
	12/31/2004	9.50	5,009	1.07	1.07	7.25	71
	12/31/2003	9.74	1,270	1.03	1.03	7.45	64

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  MFS High Yield (the "Fund") share classes commenced operations as follows:

Initial Class–June 1, 1998
    Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

17

MFS High Yield

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. MFS High Yield (the "Fund) is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned.

AEGON/Transamerica Series Trust

Annual Report 2005

18

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Income from loaned securities on the Statement of Operations is net of fees, in the amount of $231, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward currency contracts at December 31, 2005, are listed in the Schedule of Investments.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation-Conservative Portfolio	$27,693	6.46%
Asset Allocation-Moderate Portfolio	129,981	30.31%
Asset Allocation-Moderate Growth Portfolio	88,837	20.72%
Total	246,511	57.49%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.775% of the first $500 million of ANA
0.76% of the next $500 million of ANA
0.745% of ANA over $1 billion

AEGON/Transamerica Series Trust

Annual Report 2005

19

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.08% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds.

The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $21.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$289,846
U.S. Government	—
Proceeds from maturities and sales of securities
Long-Term	493,389
U.S. Government	—

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, defaulted bonds and post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$352
Accumulated net realized gain (loss) from investment securities	(352)

AEGON/Transamerica Series Trust

Annual Report 2005

20

MFS High Yield

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$42,778
Long-term Capital Gain	—
2005 Distributions paid from:
Ordinary Income	$55,335
Long-term Capital Gain	10,308

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$42,580
Undistributed Long-term Capital Gain	$4,987
Post October Capital Loss Deferral	$(983)
Post October Currency Loss Deferral	$(90)
Net Unrealized Appreciation (Depreciation)	$(2,874)*

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$459,902
Unrealized Appreciation	$8,208
Unrealized (Depreciation)	(11,070)
Net Unrealized Appreciation (Depreciation)	$(2,862)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

21

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
MFS High Yield

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MFS High Yield (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

MFS High Yield (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $10,308 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

22

MFS High Yield

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between MFS High Yield Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and MFS Investment Management (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable performance and noted the Portfolio's improved performance in the past year, during which the Portfolio's performance was above median relative to its peers and superior to the performance of the benchmark index. The Board also noted that the Portfolio's new pricing will result in lower management and sub-advisory fees, which could contribute to improving performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's new pricing schedule (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. The Board favorably noted the Portfolio's new pricing, which results in lower management and sub-advisory fees to the benefit of the Portfolio and its shareholders. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of

AEGON/Transamerica Series Trust

Annual Report 2005

23

MFS High Yield (continued)

the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

24

Munder Net50

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") posted a 4.91% total return for the year. Technology funds had positive returns on average, roughly inline with the broader market. The Internet sector saw mixed performance with the Inter@ctive Week Internet Index ("Inter@ctive Week") up 1.28% and the Morgan Stanley Internet Index up just under 1% for the year. Munder Net50 had a solid year, returning over 8% for the year.

PERFORMANCE

For the year ended December 31, 2005, Munder Net50, Initial Class returned 8.06%. By comparison its primary and secondary benchmarks, the S&P 500 and Inter@ctive Week returned 4.91% and 1.28%, respectively.

STRATEGY REVIEW

We invest in companies that we believe are positioned to benefit from the growth of the Internet. This investment universe encompasses pure play Internet companies, technology companies, and offline companies transitioning a key aspect of their business online. As in past years, three major trends continue to provide a tailwind for growth of the Internet: favorable demographic trends; increased broadband penetration; and globalization. These continue to drive increased online advertising spending, e-commerce, content and services delivered over the Internet.

The primary driver of Internet growth is usage. Broadband increases usage in several ways. Today, approximately 30% of U.S. households have a broadband Internet connection. Morgan Stanley forecasts U.S. household broadband penetration to eclipse 50% by 2010. High speed connections allow users to do more on the Internet in a shorter amount of time. A broadband connection also allows websites to provide richer content such as audio and video. This enhances the user experience and increases the amount of time they spend on the Internet. The more time users spend online, the less time they spend on other media such as television, radio and magazines. This plays into another major investment theme: advertising. Advertising dollars follow usage. As time spent online grows, dollars spent on online advertising grow. Internet usage accounts for about 14% of all media usage, but only 3% of all advertising spending. We believe that this may leave room for Internet advertising spending to outgrow Internet usage. Globalization is another driver of usage. Internet users represented just 12% of the worldwide population in 2004 compared to 65% in the population of the U.S. This provides an opportunity to invest in foreign companies doing business on the Internet as well as being a key driver of growth for many U.S. companies.

Internet and technology stocks performed modestly during the year. This performance was largely driven by strong fundamentals and optimism that Internet advertising and e-commerce would continue to track a strong growth trajectory.

The largest contributors to absolute performance during the year were aQuantive, Inc. ("aQuantive"), Google Inc. ("Google"), and Apple Computer, Inc. ("Apple"), up 182%, 115% and 123% respectively. aQuantive and Google benefited from the continued growth of online advertising and search. Apple's iPod pioneered the portable audio device market and has also been able to increase market share in the personal computer ("PC") market and continues to see strong growth. Solid contributions were made from smaller Internet names including Homestore, Inc. ("Homestore"), The Knot, Inc., and Stamps.com Inc. ("Stamps.com"), up 68%, 126% and 44% respectively. Homestore operates Realtor.com, the largest online listing of homes for sale on the Internet. The Knot.com is a leading site devoted to wedding planning. Stamps.com allows users to print postage as well as create custom photo stamps.

Shanda Interactive Entertainment Limited ("Shanda") and VeriSign, Inc. ("VeriSign") were detractors from relative performance. Shanda is a Chinese Internet and gaming company. While the company faced a tough 2005 we view this a transition year and continue to like the long term opportunity. VersiSign was sold from the portfolio as we are no longer confident in management's ability to grow the company.

Investment Team
Munder Capital Management

AEGON/Transamerica Series Trust

Annual Report 2005

1

Munder Net50

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	8.06%	(0.94)%	1.67%	5/3/99
S&P 500[1]	4.91%	0.54%	0.54%	5/3/99
IIX[1]	1.28%	(8.85)%	(9.09)%	5/3/99
Service Class	7.77%	–	22.70%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Inter@ctive Week Internet (IIX) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For the S&P 500 only, Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Munder Net50 has extensive technology holdings. Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.

Investing in Internet-related businesses involves special risks, including aggressive product pricing, short product cycles, product obsolescence and high price volatility due to a rapidly changing technology.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Munder Net50

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,162.20	1.00%	$5.45
Hypothetical (b)	1,000.00	1,020.16	1.00	5.09
Service Class
Actual	1,000.00	1,160.60	1.25	6.81
Hypothetical (b)	1,000.00	1,018.90	1.25	6.36

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by Sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Munder Net50

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (79.8%)
Business Services (16.5%)
24/7 Real Media, Inc. ‡	79,800	$586
Akamai Technologies, Inc. ‡	32,900	656
aQuantive, Inc. ‡†	102,200	2,579
Ctrip.com International, Ltd., ADR	17,000	982
eBay, Inc. ‡	144,300	6,241
Getty Images, Inc. ‡†	45,100	4,026
Monster Worldwide, Inc. ‡†	106,400	4,343
NetEase.com, ADR ‡†	40,300	2,263
Valueclick, Inc. ‡†	92,392	1,673
Communication (1.3%)
j2 Global Communications, Inc. ‡†	44,500	1,902
Communications Equipment (2.6%)
KongZhong Corp., ADR ‡	51,700	646
Nokia Corp., ADR †	48,000	878
Openwave Systems, Inc. ‡	35,000	611
QUALCOMM, Inc. †	34,200	1,473
Computer & Data Processing Services (30.4%)
Adobe Systems, Inc.	27,186	1,005
Bankrate, Inc. ‡†	50,600	1,494
Check Point Software Technologies, Ltd. ‡	33,400	671
Checkfree Corp. ‡	49,800	2,286
CNET Networks, Inc. ‡	150,400	2,209
Google, Inc.-Class A ‡	20,900	8,671
Hurray! Holding Co., Ltd., ADR ‡	70,000	629
iVillage, Inc. ‡	98,100	787
JAMDAT Mobile, Inc. ‡†	21,500	572
Juniper Networks, Inc. ‡	26,057	581
Knot (The), Inc. ‡	68,000	778
Linktone, Ltd., ADR ‡	64,000	666
Microsoft Corp.	123,700	3,235
NetFlix, Inc. ‡†	36,700	993
Oracle Corp. ‡	37,600	459
Red Hat, Inc. ‡†	31,700	864
salesforce.com, Inc. ‡†	20,000	641
Shanda Interactive Entertainment, Ltd., ADR ‡†	95,700	1,459
SINA Corp. ‡†	130,700	3,158
Sohu.com, Inc. ‡	87,200	1,599
TOM Online, Inc., ADR ‡†	58,900	1,167
Websense, Inc. ‡†	24,700	1,621
Yahoo!, Inc. ‡	189,000	7,405
Computer & Office Equipment (5.8%)
Apple Computer, Inc. ‡	47,800	3,436
Cisco Systems, Inc. ‡	75,100	1,286
Dell, Inc. ‡	17,000	510

	Shares	Value
Computer & Office Equipment (continued)
EMC Corp. ‡	214,200	$2,917
Educational Services (0.6%)
Apollo Group, Inc.-Class A ‡	13,537	818
Electronic Components & Accessories (2.1%)
Intel Corp.	67,000	1,672
Maxim Integrated Products, Inc.	37,000	1,341
Management Services (1.0%)
Digitas, Inc. ‡	108,000	1,352
Radio & Television Broadcasting (1.4%)
IAC/InterActiveCorp. ‡	70,041	1,983
Real Estate (3.2%)
Homestore, Inc. ‡	658,830	3,360
HouseValues, Inc. ‡†	91,500	1,192
Retail Trade (8.3%)
Amazon.com, Inc. ‡†	78,500	3,701
Autobytel, Inc. ‡	107,400	531
Blue Nile, Inc. ‡†	14,000	564
Celebrate Express, Inc. ‡	62,700	846
GSI Commerce, Inc. ‡†	49,000	739
priceline.com, Inc. ‡†	108,450	2,421
Stamps.com, Inc. ‡	130,000	2,985
Security & Commodity Brokers (4.0%)
Ameritrade Holding Corp. ‡	119,400	2,866
E*TRADE Financial Corp. ‡	137,200	2,862
Telecommunications (0.6%)
Novatel Wireless, Inc. ‡†	71,000	860
Transportation & Public Utilities (1.4%)
Expedia, Inc. ‡†	80,041	1,918
Wholesale Trade Nondurable Goods (0.6%)
Provide Commerce, Inc. ‡	24,375	807
Total Common Stocks (cost: $89,667)		112,776
	Principal	Value
SHORT-TERM OBLIGATIONS (3.0%)
Repurchase Agreements (3.0%)
Investors Bank & Trust Co. 3.02%, dated 12/30/2005 to be repurchased at $4,307 on 01/03/2006 (a)■	$4,306	$4,306
Total Short-Term Obligations (cost: $4,306)		4,306

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Munder Net50

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (17.2%)
Debt (14.7%)
Bank Notes (0.5%)
Bank of America
4.27%, due 01/17/2006 *	$360	$360
4.31%, due 08/10/2006 *	296	296
Certificates Of Deposit (0.7%)
Barclays 4.31%, due 01/17/2006 *	227	227
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	322	322
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	129	129
Rabobank Nederland 4.10%, due 05/31/2006 *	322	322
Commercial Paper (1.7%)
Fairway Finance–144A 4.31%, due 01/10/2006	642	642
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	322	322
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	126	126
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	319	319
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	255	255
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	254	254
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	154	154
Yorktown Capital LLC 4.27%, due 01/05/2006	322	322
Euro Dollar Overnight (2.3%)
Calyon 4.34%, due 01/05/2006	322	322
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	643 611	643 611
Harris Trust & Savings Bank 4.25%, due 01/05/2006	527	527
National Australia Bank 4.16%, due 01/03/2006	657	657
Rabobank Nederland 4.15%, due 01/03/2006	232	232
Wells Fargo 4.27%, due 01/03/2006	322	322

	Principal	Value
Euro Dollar Terms (4.9%)
Bank of Montreal
4.30%, due 01/19/2006	$643	$643
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	193 515	193 515
BNP Paribas 4.22%, due 01/24/2006	322	322
Dexia Group 4.25%, due 01/09/2006	322	322
Rabobank Nederland 4.21%, due 01/19/2006	579	579
Royal Bank of Canada 4.25%, due 01/24/2006	450	450
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	965 708	965 708
Societe Generale 4.28%, due 01/30/2006	643	643
UBS AG 4.26%, due 01/10/2006	643	643
Wells Fargo 4.29%, due 01/30/2006	965	965
Promissory Notes (0.4%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	386 129	386 129
Repurchase Agreements (4.2%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $1,077 on 01/03/2006	1,077	1,077
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $2,570 on 01/03/2006	2,569	2,569
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $17 on 01/03/2006	17	17
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $2,060 on 01/03/2006	2,059	2,059
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $227 on 01/03/2006	227	227

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Munder Net50

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (2.5%)
American Beacon Fund
1-day yield of 4.19%	88,194	$88
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	836,285	836
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	347,380	347
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	2,277,375	2,277
Total Security Lending Collateral (cost: $24,324)		24,324
Total Investment Securities (cost: $118,297)		$141,406

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $23,347.

(a)  Investors Bank and Trust Co. is also the accounting, custody and lending agent for the Fund.

■  At December 31, 2005, repurchase agreements excluding collateral for securities on loan are collateralized by a U.S. Government Agency Obligation with an interest rate and maturity date of 5.50% and 09/01/2034, respectively, and with a market value plus accrued interest of $4,521

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $6,067, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $2,072 or 1.5% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Munder Net50

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $118,297) (including securities loaned of $23,347)	$141,406
Cash	50
Receivables:
Shares sold	82
Interest	4
Income from loaned securities	17
Dividends	4
141,563
Liabilities:
Investment securities purchased	430
Accounts payable and accrued liabilities:
Shares redeemed	85
Management and advisory fees	64
Service fees	1
Administration fees	2
Payable for collateral for securities on loan	24,324
Other	26
24,932
Net Assets	$116,631
Net Assets Consist of:
Capital stock ($.01 par value)	$113
Additional paid-in capital	95,977
Distributable net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(2,568)
Net unrealized appreciation (depreciation) on investment securities	23,109
Net Assets	$116,631
Net Assets by Class:
Initial Class	$113,452
Service Class	3,179
Shares Outstanding:
Initial Class	10,991
Service Class	310
Net Asset Value and Offering Price Per Share:
Initial Class	$10.32
Service Class	10.26

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$40
Dividends	106
Income from loaned securities-net	197
343
Expenses:
Management and advisory fees	817
Printing and shareholder reports	45
Custody fees	21
Administration fees	18
Legal fees	2
Audit fees	14
Trustees fees	3
Service fees:
Service Class	7
Other	2
Total expenses	929
Less:
Management and advisory fee waiver	(16)
Net expenses	913
Net Investment Income (Loss)	(570)
Net Realized Gain (Loss) from:
Investment securities	5,059
Foreign currency transactions	(4)
5,055
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	1,205
1,205
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	6,260
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,690

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Munder Net50

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(570)	$(497)
Net realized gain (loss) from investment securities and foreign currency transactions	5,055	940
Change in unrealized appreciation (depreciation) on investment securities	1,205	11,098
	5,690	11,541
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	30,511	39,595
Service Class	1,683	2,903
	32,194	42,498
Cost of shares redeemed:
Initial Class	(22,605)	(25,680)
Service Class	(1,558)	(1,140)
	(24,163)	(26,820)
	8,031	15,678
Net increase (decrease) in net assets	13,721	27,219
Net Assets:
Beginning of year	102,910	75,691
End of year	$116,631	$102,910
Distributable Net Investment Income (Loss)	$–	$–

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	3,028	4,531
Service Class	189	334
	3,217	4,865
Shares redeemed:
Initial Class	(2,520)	(3,098)
Service Class	(170)	(134)
	(2,690)	(3,232)
Net increase (decrease) in shares outstanding:
Initial Class	508	1,433
Service Class	19	200
	527	1,633

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Munder Net50

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$9.55	$(0.06)	$0.83	$0.77	$–	$–	$–	$10.32
	12/31/2004	8.28	(0.05)	1.32	1.27	–	–	–	9.55
	12/31/2003	4.97	(0.06)	3.37	3.31	–	–	–	8.28
	12/31/2002	8.07	(0.05)	(3.05)	(3.10)	–	–	–	4.97
	12/31/2001	10.88	–	(2.76)	(2.76)	(0.05)	–	(0.05)	8.07
Service Class	12/31/2005	9.52	(0.08)	0.82	0.74	–	–	–	10.26
	12/31/2004	8.28	(0.06)	1.30	1.24	–	–	–	9.52
	12/31/2003	5.94	(0.06)	2.40	2.34	–	–	–	8.28

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)		Total (e)		Net Assets (f)	Rate (g)
Initial Class	12/31/2005	8.06%	$113,452	1.00%		1.02%		(0.62)%	96%
	12/31/2004	15.34	100,139	1.00	(h)	1.00	(h)	(0.55)	34
	12/31/2003	66.60	74,941	1.00		1.08		(0.88)	29
	12/31/2002	(38.41)	13,596	1.00		1.77		(0.92)	52
	12/31/2001	(25.42)	11,245	1.00		1.72		0.05	208
Service Class	12/31/2005	7.77	3,179	1.25		1.27		(0.87)	96
	12/31/2004	14.98	2,771	1.25	(h)	1.25	(h)	(0.68)	34
	12/31/2003	39.39	750	1.25		1.38		(1.14)	29

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Munder Net50 (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively (see Note 2).

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Munder Net50

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Munder Net50 (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $62 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $84, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$38,638	33.13%
Asset Allocation–Moderate Growth Portfolio	27,559	23.63%
Asset Allocation–Moderate Portfolio	8,441	7.24%
Total	$74,638	64.00%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.90% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$27	12/31/2006
Fiscal Year 2005	16	12/31/2008

There were no amounts recaptured during the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds.

The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $6.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$93,188
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	86,679
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, post October capital loss deferrals and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(574)
Distributable net investment income (loss)	570
Accumulated net realized gain (loss) from investment securities	4

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$1,761	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $5,811.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Munder Net50

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Post October Capital Loss Deferral	$(215)
Capital Loss Carryforward	$(1,761)
Net Unrealized Appreciation (Depreciation)	$22,517

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$118,889
Unrealized Appreciation	$25,365
Unrealized (Depreciation)	(2,848)
Net Unrealized Appreciation (Depreciation)	$22,517

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Munder Net50

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Munder Net50 (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

14

Munder Net50

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Munder Net50 (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Munder Capital Management (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees conclude that TFAI and the Sub-Adviser generally had achieved competitive investment performance, favorably noting the Portfolio's competitive two-, three- and five-year performance relative to its peers and benchmark index. The Board expressed concern about the Portfolio's recent underperformance relative to the broader technology sector but noted that the Portfolio's specialized investment mandate likely contributed to the underperformance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the

AEGON/Transamerica Series Trust

Annual Report 2005

15

Munder Net50 (continued)

management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board concluded that the advisory fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, and the competitive nature of the investment company market. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

PIMCO Total Return

MARKET ENVIRONMENT

Bonds gained ground in 2005, leaning against the headwinds of the Federal Reserve Board ("Fed") tightening and concern that higher energy prices would fuel inflation pressure. Initially, bonds lost ground in the first quarter of 2005, as volatile interest rates and weakness in credit markets, related to concerns about the automotive industry, weighed on fixed income securities. Short-term interest rates continued to rise during the quarter as the Fed tightened, while strong demand from speculative investors and Asian Central Banks supported longer maturity bonds. However, in the second quarter bonds rallied worldwide as signs of an economic slowdown emerged and risk appetites for credit-sensitive assets revived.

The third quarter was essentially a reversal of the previous three months, as most bond sectors lost ground as interest rates rose. Rates were volatile intra quarter, as investor sentiment shifted about the direction of Fed policy, the impact of Gulf Coast hurricanes, and the potential for a pullback in the U.S. housing market. The Fed continued to increase the federal funds rate in the fourth quarter raising the rate twice in 25 basis point increments to a level of 4.25%. As the year drew to a close, some optimism arose that the Fed might be near the end of its rate increases, as a fall in energy prices calmed fears about inflation. Signs that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets also helped placate bond markets. The Lehman Brothers Aggregate Bond Index ("LBAB"), a widely used index for the high-grade bond market, returned 2.43% for the year, despite the tightening cycle by the Fed that began in 2004. The central bank raised the federal funds rate eight times in 25 basis point increments during the year for a total of 200 basis points.

PERFORMANCE

For the year ended December 31, 2005, PIMCO Total Return, Initial Class returned 2.33%. By comparison its benchmark, the LBAB returned 2.43%.

STRATEGY REVIEW

PIMCO's investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our Total Return strategy relies on multiple sources of value-added in a highly diversified portfolio.

Interest rate strategies were negative for performance during the year. An above benchmark duration through most of the year was negative for performance as interest rates rose. An emphasis on short and intermediate maturities was negative as the yield curve flattened. Mortgage security selection added to returns, offsetting the negative impact of a mortgage overweight over most of the year. Additionally, an underweight to corporates was positive for returns as this sector underperformed due to automotive sector concerns and a potential slowdown among consumers. A tactical allocation to real return and municipal bonds added value, as these less volatile asset classes typically outperform as interest rates rise. Non-U.S. positions added value as economic growth was generally slower and interest rate increases milder outside the U.S. Exposure to emerging market bonds was positive, as this was the best performing fixed income sector for the year supported by improving credit fundamentals.

Pasi Hamalainen

Portfolio Manager
Pacific Investment Management Company LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

PIMCO Total Return

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	2.33%	4.88%	5/1/02
LBAB (1)	2.43%	5.15%	5/1/02
Service Class	2.03%	3.14%	5/1/03

NOTES

1 The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

PIMCO Total Return

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$999.00	0.75%	$3.78
Hypothetical (b)	1,000.00	1,021.42	0.75	3.82
Service Class
Actual	1,000.00	998.00	1.01	5.09
Hypothetical (b)	1,000.00	1,020.11	1.01	5.14

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2005

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (8.9%)
U.S. Treasury Bond
8.75%, due 05/15/2017	$5,535	$7,601
7.88%, due 02/15/2021	9,000	12,180
8.13%, due 05/15/2021	2,400	3,323
8.00%, due 11/15/2021	8,400	11,573
U.S. Treasury Inflation Indexed Bond 3.00%, due 07/15/2012 2.00%, due 07/15/2014 1.88%, due 07/15/2015 2.38%, due 01/15/2025	1,241 2,430 10,854 888	1,312 2,417 10,674 933
U.S. Treasury Note 2.75%, due 07/31/2006 3.50%, due 02/15/2010 3.88%, due 09/15/2010 4.25%, due 08/15/2013 4.13%, due 05/15/2015	985 7,800 370 17,500 4,400	976 7,545 362 17,343 4,303
Total U.S. Government Obligations (cost: $81,285)		80,542
U.S. GOVERNMENT AGENCY OBLIGATIONS (53.4%)
Fannie Mae 5.50%, due 03/01/2016 5.50%, due 07/01/2016 5.50%, due 11/01/2016 5.50%, due 12/01/2016 6.00%, due 01/01/2017 5.50%, due 04/01/2017 6.00%, due 05/01/2017 5.50%, due 06/01/2017 5.50%, due 08/01/2017 5.50%, due 09/01/2017 5.50%, due 11/01/2017 5.00%, due 02/01/2018 5.00%, due 05/01/2018 5.00%, due 06/01/2018 5.00%, due 08/01/2018 5.00%, due 10/01/2018 5.00%, due 12/01/2018 5.00%, due 02/01/2019 5.00%, due 03/01/2019 5.00%, due 04/01/2019 5.00%, due 07/01/2019 5.00%, due 08/01/2019 5.00%, due 11/01/2019 5.00%, due 12/01/2019 5.00%, due 01/01/2020 5.00%, due 02/01/2020 5.00%, due 07/01/2020	320 346 119 269 7 137 6 70 205 227 29 26 608 641 520 197 751 30 183 855 463 356 3,666 1,204 149 241 1,975	323 348 119 271 7 138 6 70 206 229 30 25 603 635 516 196 744 30 181 846 459 352 3,629 1,192 147 239 1,954

	Principal	Value
5.00%, due 08/01/2020	$13,261	$13,119
5.00%, due 09/01/2020	3,369	3,333
5.46%, due 01/01/2028 *	191	194
6.50%, due 05/01/2032	108	111
6.50%, due 11/01/2032	304	312
5.50%, due 01/01/2033	137	136
5.50%, due 02/01/2033	680	675
5.50%, due 03/01/2033	11,806	11,723
5.50%, due 04/01/2033	2,915	2,894
5.50%, due 07/01/2033	2,401	2,383
5.50%, due 08/01/2033	111	110
5.50%, due 11/01/2033	7,236	7,183
5.50%, due 12/01/2033	357	355
6.50%, due 12/01/2033	245	251
5.50%, due 01/01/2034	2,924	2,902
5.50%, due 02/01/2034	1,043	1,034
5.50%, due 04/01/2034	17,340	17,207
5.50%, due 05/01/2034	14,377	14,268
6.50%, due 05/01/2034	154	158
5.50%, due 06/01/2034	26	26
5.50%, due 09/01/2034	1,313	1,301
5.50%, due 10/01/2034	741	735
5.50%, due 11/01/2034	7,203	7,139
5.50%, due 12/01/2034	4,374	4,335
5.50%, due 01/01/2035	22,799	22,598
5.50%, due 02/01/2035	46,609	46,221
5.50%, due 03/01/2035	12,379	12,262
5.50%, due 04/01/2035	16,918	16,759
5.50%, due 05/01/2035	12,133	12,016
5.50%, due 06/01/2035	6,480	6,418
5.50%, due 07/01/2035	3,222	3,192
5.50%, due 08/01/2035	7,811	7,736
5.50%, due 09/01/2035	738	731
5.00%, due 10/01/2035	497	482
5.50%, due 10/01/2035	1,446	1,432
5.00%, due 11/01/2035	796	772
Fannie Mae TBA 5.50%, due 01/01/2036 5.00%, due 02/01/2036	175,100 28,000	173,349 27,107
Fannie Mae, Series 2003-88 Class TB 3.00%, due 08/25/2009	429	426
Freddie Mac 3.66%, due 02/28/2006 5.47%, due 08/01/2023 * 6.50%, due 03/15/2029	19,100 212 32	18,958 217 32
Freddie Mac, Series 2411, Class FJ 4.72%, due 12/15/2029 *	233	234

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
Freddie Mac, Series 2572, Class HA 5.00%, due 06/15/2013		$250	$250
Freddie Mac, Series T-057, Class 1A1 6.50%, due 07/25/2043		293	300
Freddie Mac, Series T-62, Class 1A1 4.36%, due 10/25/2044 *		8,735	8,783
Ginnie Mae 6.50%, due 02/15/2029 6.50%, due 03/15/2029 6.50%, due 04/15/2029 6.50%, due 05/15/2029 6.50%, due 07/15/2029 6.50%, due 09/15/2029 5.50%, due 11/15/2032 5.50%, due 12/15/2032 5.50%, due 05/15/2033 5.50%, due 11/15/2033 5.50%, due 12/15/2033 5.50%, due 01/15/2034 5.50%, due 02/15/2034 5.50%, due 11/15/2035		119 200 8 11 7 109 890 1,357 265 1,176 1,598 522 1,147 600	124 209 8 12 8 114 897 1,367 267 1,185 1,611 525 1,155 604
Ginnie Mae TBA 5.50%, due 01/01/2036		11,000	11,065
Ginnie Mae, Series 2020-40 6.50%, due 06/20/2032		13	13
Total U.S. Government Agency Obligations (cost: $488,070)			484,818
FOREIGN GOVERNMENT OBLIGATIONS (7.2%)
Bank of England/London Zero coupon, due 01/12/2006	EUR	11,370	13,410
Canada Government 0.70%, due 03/20/2006	JPY	238,000	2,020
Federal Republic of Germany Zero coupon, due 01/18/2006	EUR	6,900	8,134
French Republic
Zero coupon, due 01/05/2006	EUR	8,600	10,147
2.42%, due 05/24/2006	EUR	590	689
Hong Kong Government–144A 5.13%, due 08/01/2014		2,700	2,703
Italian Republic 0.38%, due 10/10/2006	JPY	672,000	5,709
Kingdom of Spain 3.10%, due 09/20/2006	JPY	170,000	1,472
Korea Highway Corp.–144A 5.13%, due 05/20/2015		850	838
Republic of Brazil 5.19%, due 04/15/2006 * 11.25%, due 07/26/2007		312 70	312 76

	Principal		Value
11.50%, due 03/12/2008		$109	$122
5.25%, due 04/15/2009 *		1,692	1,681
10.27%, due 06/29/2009 *		1,150	1,328
11.00%, due 01/11/2012		350	427
5.25%, due 04/15/2012		19	19
5.25%, due 04/15/2012 *		1,084	1,071
7.88%, due 03/07/2015		75	80
8.00%, due 01/15/2018		586	631
8.88%, due 10/14/2019		25	28
12.25%, due 03/06/2030		350	505
11.00%, due 08/17/2040		1,550	1,998
Republic of Peru 9.13%, due 02/21/2012 9.88%, due 02/06/2015 5.00%, due 03/07/2017 *		120 2,000 735	137 2,400 685
Republic of South Africa 5.25%, due 05/16/2013	EUR	565	723
Russian Federation 8.25%, due 03/31/2010		200	213
5.00%, due 03/31/2030 (a)		6,579	7,427
Total Foreign Government Obligations (cost: $64,471)			64,985
MORTGAGE-BACKED SECURITIES (1.4%)
Bank of America Mortgage Securities, Series 2002-K, Class 2A1 5.48%, due 10/20/2032 *		117	117
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-5, Class VIA 5.93%, due 06/25/2032 *		53	53
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1 4.18%, due 01/25/2034 *		973	966
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1 4.82%, due 01/25/2034 *		436	432
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1 4.69%, due 01/25/2034 *		649	643
Centex Home Equity, Series 2004-A, Class AV2 4.66%, due 01/25/2034 *		53	53
Countrywide Alternative Loan Trust, Series 2003-J11, Class 4A1 6.00%, due 10/25/2032		124	122
Countrywide Alternative Loan Trust, Series 2005-11CB, Class 2A8 4.50%, due 06/25/2035		1,364	1,346

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Countrywide Alternative Loan Trust,
Series 2005-81, Class A1
4.66%, due 01/25/2036 m	$3,700	$3,702
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-30, Class M 3.86%, due 10/19/2032 *	619	613
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7, Class 1A2 4.65%, due 05/25/2034 *	108	108
Credit Suisse First Boston Mortgage Securities Corp., Series 2002, Class P-3 1.85%, due 08/25/2033 *m	394	397
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P2A, Class A2 2.14%, due 03/25/2032 m	94	94
Home Equity Asset Trust, Series 2002-1, Class A4 4.68%, due 11/25/2032 *	1	1
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1 6.50%, due 03/25/2032	122	123
Sequoia Mortgage Trust, Series 10, Class 2A1 4.75%, due 10/20/2027 *	616	617
SLM Student Loan Trust, Series 2004-8, Class A2 4.22%, due 07/25/2013 *	343	343
Soundview Home Equity Loan Trust, Series 2005-B, Class A1 4.49%, due 05/25/2035 *	2,224	2,224
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A-1 4.70%, due 09/19/2032 *	219	219
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1 4.67%, due 02/25/2035 *m	700	700
Structured Asset Securities Corp., Series 2002-HF1, Class A 4.67%, due 01/25/2033 *	2	2
Total Mortgage-Backed Securities (cost: $12,930)		12,875

	Principal	Value
ASSET-BACKED SECURITIES (3.0%)
Amortizing Residential Collateral
Trust, Series 2002-BC4, Class A
4.67%, due 07/25/2032 *	$6	$6
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1 4.63%, due 10/25/2035 *	3,620	3,550
Bear Stearns Asset Backed Securities, Inc., Series 2002-2, Class A1 4.71%, due 10/25/2032 *	66	66
Countrywide Asset-Backed Certificates, Series 2005-SD1, Class A1A–144A 4.53%, due 05/25/2035 *	303	303
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%, due 09/25/2035 *	1,416	1,393
Morgan Stanley ABS Capital I, Series 2003-HE2, Class A2 4.72%, due 08/25/2033 *	262	263
Park Place Securities, Inc., Series 2005-WHQ4, Class A2A 4.49%, due 08/25/2035 *	1,304	1,304
Quest Trust, Series 2004-X2, Class A–144A 4.94%, due 06/25/2034 *	444	445
Rabobank Capital Funding II–144A 5.26%, due 12/31/2049 (b)	1,000	991
Rabobank Capital Funding Trust III–144A 5.25%, due 12/31/2049 (c)	1,480	1,451
RACERS Series 1997-R-8-3-144A 4.64%, due 08/15/2007 *§m	1,100	1,058
Small Business Administration Participation, Series 2003-201 5.13%, due 09/01/2023	576	580
Small Business Administration, Series 2004-20C 4.34%, due 03/01/2024	3,226	3,099
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/10/2014	1,613	1,574
Washington Mutual, Series 2000-3, Class A 4.66%, due 12/25/2040 *	321	320
Washington Mutual, Series 2002-AR10, Class A6 4.82%, due 10/25/2032 *	114	113
Washington Mutual, Series 2002-AR2, Class A 4.32%, due 02/27/2034 *	304	302

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Washington Mutual,
Series 2003-R1, Class A1
4.65%, due 12/25/2027 *	$10,179	$10,172
Total Asset-Backed Securities (cost: $27,261)		26,990
CORPORATE DEBT SECURITIES (5.0%)
Air Transportation (0.2%)
Continental Airlines, Inc. 7.06%, due 09/15/2009	1,000	1,027
UAL Corp. 6.20%, due 09/01/2008 7.73%, due 07/01/2010 6.60%, due 09/01/2013	665 150 191	652 149 189
Commercial Banks (0.1%)
China Development Bank 5.00%, due 10/15/2015	300	296
HSBC Capital Funding LP–144A 10.18%, due 12/31/2049 (d)	100	153
Sumitomo Mitsui Banking–144A 5.63%, due 07/15/2049 (e)	550	548
Communication (0.0%)
Comcast Cable Communications 6.75%, due 01/30/2011	210	222
Comcast Corp. 6.50%, due 01/15/2015	200	211
Electric Services (0.5%)
Columbus Southern Power Co., Series C 5.50%, due 03/01/2013	100	102
Florida Power Corp. 4.80%, due 03/01/2013	1,960	1,920
Ohio Power Co., Series F 5.50%, due 02/15/2013	100	102
Progress Energy, Inc. 7.10%, due 03/01/2011 6.85%, due 04/15/2012	600 440	647 472
PSEG Power LLC 6.95%, due 06/01/2012	921	998
Southern California Edison Co. 4.43%, due 01/13/2006 *	350	350
Electric, Gas & Sanitary Services (0.2%)
Entergy Gulf States, Inc. 5.70%, due 06/01/2015	750	734
Niagara Mohawk Power Corp. 7.75%, due 10/01/2008	825	881
Environmental Services (0.1%)
Waste Management, Inc. 7.38%, due 08/01/2010 6.38%, due 11/15/2012	700 375	762 400

	Principal	Value
Gas Production & Distribution (0.3%)
El Paso Energy Corp.
7.80%, due 08/01/2031	$450	$449
7.75%, due 01/15/2032 †	425	426
Sonat, Inc. 7.63%, due 07/15/2011	1,000	1,018
Southern Natural Gas Co. 8.00%, due 03/01/2032	820	899
General Obligation-State (0.2%)
California State Economic Recovery 5.25%, due 01/01/2011 6.24%, due 07/01/2011 5.25%, due 07/01/2012 6.24%, due 07/01/2012 5.25%, due 07/01/2013 6.74%, due 07/01/2013	130 65 260 135 130 400	140 75 283 158 144 476
New Jersey State Transportation Trust Fund Authority 6.14%, due 06/15/2011	345	384
Hotels & Other Lodging Places (0.1%)
Harrah's Operating Co., Inc. 8.00%, due 02/01/2011	50	55
Park Place Entertainment Corp. 7.50%, due 09/01/2009	800	852
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, due 05/01/2012	350	386
Manufacturing Industries (0.2%)
Tyco International Group SA 6.38%, due 10/15/2011	1,510	1,568
Mortgage Bankers & Brokers (0.1%)
Petroleum Export/Cayman–144A 5.27%, due 06/15/2011	725	718
Motion Pictures (0.1%)
Time Warner, Inc. 8.11%, due 08/15/2006 6.88%, due 05/01/2012	150 410	153 436
Oil & Gas Extraction (0.4%)
Gaz Capital for Gazprom 8.63%, due 04/28/2034	3,000	3,795
Personal Credit Institutions (0.5%)
Ford Motor Credit Co. 6.88%, due 02/01/2006	3,600	3,592
General Motors Acceptance Corp. 5.24%, due 05/18/2006 * 5.05%, due 01/16/2007 *	30 180	29 171

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Personal Credit Institutions (continued)
Household Finance Corp. 6.38%, due 11/27/2012	$800	$850
SLM Corp., Series A 4.69%, due 09/15/2006 *	230	230
Petroleum Refining (0.1%)
Enterprise Products Operating, LP 4.95%, due 06/01/2010	500	490
Radio & Television Broadcasting (0.0%)
Clear Channel Communications, Inc. 7.25%, due 10/15/2027	300	308
Railroads (0.1%)
Norfolk Southern Corp. 6.75%, due 02/15/2011	550	593
Revenue-Building Authority (0.2%)
Liberty, NY, Development Corp. 5.25%, due 10/01/2035	1,600	1,816
Revenue-Education (0.1%)
Michigan State Building Authority 5.25%, due 10/15/2013	950	1,045
Revenue-Pollution Control (0.1%)
Rhode Island Clean Water Finance Agency 5.00%, due 10/01/2028	610	637
Revenue-Tobacco (0.4%)
Golden State Tobacco Securitization Corp. 6.75%, due 06/01/2039	460	514
Tobacco Settlement Financing Corp., LA 5.88%, due 05/15/2039	100	105
Tobacco Settlement Financing Corp., NJ 6.38%, due 06/01/2032 6.75%, due 06/01/2039	2,175 260	2,382 290
Revenue-Utilities (0.2%)
Jea, FL, Water & Sewer System 5.00%, due 10/01/2011	700	751
New York, NY, City Municipal Water Finance Authority 5.00%, due 06/15/2035 6.22%, due 06/15/2035	340 500	351 537
Security & Commodity Brokers (0.1%)
Bear Stearns Cos. (The), Inc. 7.63%, due 12/07/2009	560	611
Telecommunications (0.7%)
Cingular Wireless LLC 6.50%, due 12/15/2011	560	599

	Principal		Value
Telecommunications (continued)
France Telecom SA 7.00%, due 03/14/2008 (f)	EUR	1,569	$1,989
KT Corp.–144A 4.88%, due 07/15/2015		900	867
SBC Communications, Inc. 4.13%, due 09/15/2009		3,025	2,921
Verizon Global Funding Corp. 7.60%, due 03/15/2007		25	26
Total Corporate Debt Securities (cost: $42,300)			44,934
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.2%)
U.S. Treasury Bill 3.90%, due 03/02/2006 d 3.83%, due 03/16/2006 #d		110 2,030	109 2,014
Total Short-Term U.S. Government Obligations (cost: $2,123)			2,123
COMMERCIAL PAPER (20.9%)
Commercial Banks (16.2%)
Barclays U.S. Funding Corp. 4.41%, due 03/29/2006		20,600	20,378
CBA (Delaware) Finance, Inc. 4.15%, due 01/31/2006		600	598
Danske Corp. 4.27%, due 01/03/2006 4.26%, due 01/09/2006 4.15%, due 02/27/2006		13,200 1,700 7,000	13,195 1,698 6,953
DNB NOR Bank ASA 3.80%, due 01/13/2006		10,500	10,486
HBOS Treasury Services 4.13%, due 01/26/2006		3,900	3,888
National Australia Funding Delaware, Inc. 4.29%, due 01/05/2006 4.29%, due 01/18/2006		19,400 3,100	19,389 3,093
Skandinaviska Enskilda Banken AB–144A 4.07%, due 01/19/2006		400	399
Societe Generale North America, Inc. 3.96%, due 01/27/2006 4.15%, due 02/01/2006 4.34%, due 03/06/2006 4.43%, due 04/20/2006		7,700 1,300 11,900 1,800	7,677 1,295 11,807 1,776
UBS Finance Delaware LLC 4.29%, due 01/03/2006 3.95%, due 01/26/2006 4.16%, due 02/28/2006		3,000 18,000 1,700	2,999 17,949 1,688
Westpac Banking Corp.–144A 4.19%, due 02/07/2006		1,500	1,493
Westpac Trust Securities NZ, Ltd., London 4.44%, due 04/28/2006		20,700	20,399

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Holding & Other Investment Offices (2.2%)
Rabobank USA Finance Corp. 4.29%, due 01/03/2006	$20,000	$19,993
Security & Commodity Brokers (2.5%)
IXIS Corp.–144A 3.85%, due 01/18/2006 4.44%, due 04/19/2006	7,000 15,600	6,987 15,390
Total Commercial Paper (cost: $189,530)		189,530
	Contracts ◆	Value
PURCHASED OPTIONS (0.0%)
Put Options (0.0%)
90-Day Euro Dollar Futures Put Strike $91.75 Expires 12/18/2006	413	2
Total Purchased Options (cost: $4)		2
PURCHASED SWAPTIONS (0.0%)
Covered Call Swaptions (0.0%)
LIBOR Rate Swaption § Call Strike $4.50 Expires 04/04/2006	87,000,000	48
LIBOR Rate Swaption § Call Strike $4.50 Expires 10/04/2006	107,000,000	280
Total Purchased Swaptions (cost: $824)		328
SECURITY LENDING COLLATERAL (0.0%)
Debt (0.0%)
Bank Notes (0.0%)
Bank of America 4.27%, due 01/17/2006 * 4.31%, due 08/10/2006 *	7 5	7 5
Certificates Of Deposit (0.0%)
Barclays 4.31%, due 01/17/2006 *	4	4
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	6	6
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	2	2
Rabobank Nederland 4.10%, due 05/31/2006 *	6	6
Commercial Paper (0.0%)
Fairway Finance–144A 4.31%, due 01/10/2006	12	12
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	6	6
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	2	2

	Contracts ◆	Value
Commercial Paper (continued)
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	6	$6
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	5	5
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	5	5
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	3	3
Yorktown Capital LLC 4.27%, due 01/05/2006	6	6
Euro Dollar Overnight (0.0%)
Calyon 4.34%, due 01/05/2006	6	6
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	12 11	12 11
Harris Trust & Savings Bank 4.25%, due 01/05/2006	10	10
National Australia Bank 4.16%, due 01/03/2006	12	12
Rabobank Nederland 4.15%, due 01/03/2006	4	4
Wells Fargo 4.27%, due 01/03/2006	6	6
Euro Dollar Terms (0.0%)
Bank of Montreal 4.30%, due 01/19/2006	12	12
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	4 10	4 10
BNP Paribas 4.22%, due 01/24/2006	6	6
Dexia Group 4.25%, due 01/09/2006	6	6
Rabobank Nederland 4.21%, due 01/19/2006	11	11
Royal Bank of Canada 4.25%, due 01/24/2006	8	8
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	18 13	18 13
Societe Generale 4.28%, due 01/30/2006	12	12
UBS AG 4.26%, due 01/10/2006	12	12
Wells Fargo 4.29%, due 01/30/2006	18	18

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Contracts ◆	Value
Promissory Notes (0.0%)
Bear Stearns & Co.
4.39%, due 03/07/2006	7	$7
4.39%, due 06/06/2006	2	2
Repurchase Agreements (0.0%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $20 on 01/03/2006	20	20
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $48 on 01/03/2006	48	48
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $318 (not in thousands) on 01/03/2006	—	— ☐
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $38 on 01/03/2006	38	38
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $4 on 01/03/2006	4	4
	Shares	Value
Investment Companies (0.0%)
American Beacon Fund 1-day yield of 4.19%	1,633	2
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	15,489	16
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	6,434	6
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	42,179	42
Total Security Lending Collateral (cost: $451)		451
Total Investment Securities (cost: $909,249)		$907,578
	Contracts ◆	Value
WRITTEN OPTIONS (0.0%)
Covered Call Options (0.0%)
U.S. 10 Year Treasury Note Futures Call Strike $111.00 Expires 02/24/2006	73	(18)
Put Options (0.0%)
U.S. 10 Year Treasury Note Futures Put Strike $107.00 Expires 02/24/2006	73	(11)
Total Written Options (premiums: $-34)		(29)

	Contracts ◆	Value
WRITTEN SWAPTIONS (0.0%)
Covered Call Swaptions (0.0%)
LIBOR Rate Swaption	37,000,000	$(72)
Call Strike $4.54
Expires 04/04/2006
LIBOR Rate Swaption Call Strike $4.54 Expires 10/04/2006	45,000,000	(309)
Total Written Swaptions (premiums: $-803)		(381)
SWAP AGREEMENTS:

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 0.77% and the Fund will pay to the counterparty at par in the event of default of Russian Federation Government Bond, 2.25%, due 03/31/2030.§ Counterparty: JP Morgan Chase	5/20/2007	$400	$2
Receive a fixed rate equal to 0.61% and the Fund will pay to the counterparty at par in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030.§ Counterparty: Goldman Sachs International	3/20/2007	1,775	5
Receive a fixed rate equal to 0.70% and the Fund will pay to the counterparty at par in the event of default of Russian Federation Government Bond, 5.00%, due 3/31/2030.§ Counterparty: Goldman Sachs International	3/20/2007	725	3
Receive a fixed rate equal to 3.20% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp., 6.875%, due 8/28/2012 Counterparty: Lehman Securities, Inc.	6/20/2007	1,200	(35)
Receive a fixed rate equal to 0.58% and the Fund will pay to the counterparty at par in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030.§ Counterparty: Morgan Stanley Capital Services, Inc.	6/20/2006	1,000	1

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

Receive a fixed rate equal to 2.80% and the Fund will pay to the counterparty at par in the event of default of General Motors Acceptance Corp., 6.875%, due 08/28/2012. Counterparty: JP Morgan Chase	6/20/2006	3,200	(39)
Receive a floating rate based on 6-month Japanese Yen-LIBOR and pay a fixed rate equal to 2.00%. Counterparty: UBS AG	6/15/2012	250,000	(81)
Receive a floating rate based on 6-month Japanese Yen-LIBOR and pay a fixed rate equal to 2.00%. Counterparty: Goldman Sachs Capital Markets, LP	6/15/2012	130,000	(42)
Receive a floating rate based on 6-month Japanese Yen-LIBOR and pay a fixed rate equal to 2.00%. Counterparty: Morgan Stanley Capital Services, Inc.	6/15/2012	390,000	(97)
Receive a fixed rate equal to 0.90% and the Fund will pay to the Counterparty, in the event of default on any of the securities in the DJ CDX X05 Index, the remaining interest payments on those defaulted securities. Counterparty: UBS AG	12/20/2010	6,500	(10)
Receive a fixed rate equal to 2.15% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index.§ Counterparty: UBS AG	10/15/2010	6,300	40
Receive a fixed rate equal to 2.10% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index.§ Counterparty: Barclays Bank PLC	10/15/2010	2,500	14
Receive a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index and the Fund will pay a fixed rate equal to 2.09%.§ Counterparty: BNP Paribas	10/15/2010	5,000	23

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on 3-month United States Dollar-LIBOR.§ Counterparty: Goldman Sachs Capital Markets, LP	6/21/2011	2,100	10
Receive a floating rate based on 3-month United States Dollar-LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Goldman Sachs Capital Markets, LP	6/21/2016	10,200	(135)
Receive a floating rate based on 3-month United States Dollar-LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Morgan Stanley Capital Services, Inc.	6/21/2016	36,200	(482)
Total Swap Agreements (premium $-324)			$(823)
FUTURES CONTRACTS:

	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	8	03/22/2006	$9,312	$25
10 Year U.S. Treasury Note	679	03/31/2006	74,287	244
2 Year U.S. Treasury Note	(61)	03/31/2006	(12,516)	4
5 Year U.S. Treasury Note	251	03/31/2006	26,692	59
90-Day Euro Dollar	811	06/19/2006	192,927	(944)
U.S. Treasury Long Bond	162	03/31/2006	18,498	265
			$309,200	$(347)
FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro Dollar	12,702	01/18/2006	$15,036	$(35)
Euro Dollar	(41,151)	01/18/2006	(48,310)	(299)
			$(33,274)	$(334)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

PIMCO Total Return

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

(a)  Russian Federation has a coupon rate of 5.00% until 03/31/2007, thereafter the coupon rate will become 7.50%.

(b)  Rabobank Capital Funding II–144A has a fixed coupon rate 5.26% until 12/31/2013, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 162.75BP, if not called.

(c)  Rabobank Capital Funding Trust III–144A has a fixed coupon rate 5.25% until 10/21/2016, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 159BP, if not called.

§  Security is deemed to be illiquid.

(d)  HSBC Capital Funding LP–144A has a fixed coupon rate 10.18% until 06/30/2030, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 498BP, if not called.

(e)  Sumitomo Matsui Banking–144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $441.

(f)  France Telecom SA coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch above or below A-/A3.

#  At December 31, 2005, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at December 31, 2005, is $228.

††  Cash collateral for the Repurchase Agreements, valued at $112, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

☐  Value is less than $1.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

◆  Contract amounts are not in thousands.

d  At December 31, 2005, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at December 31, 2005 is $1,627.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $34,383 or 3.8% of the total investment of the Fund.

LIBOR  London Interbank Offer Rate

RACERS  Restructured Asset Certificates with Enhanced Returns

TBA  Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

12

PIMCO Total Return

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $909,249) (including securities loaned of $441)	$907,578
Cash	50,245
Foreign currency (cost: $1,453)	1,398
Receivables:
Investment securities sold	27,002
Shares sold	257
Interest	3,854
Income from loaned securities	1
990,335
Liabilities:
Investment securities purchased	237,912
Accounts payable and accrued liabilities:
Shares redeemed	356
Management and advisory fees	411
Swap contract interest	27
Service fees	5
Administration fees	12
Payable for collateral for securities on loan	451
Unrealized depreciation on forward foreign currency contracts	334
Variation margin	156
Written options and swaptions (premiums $837)	410
Swap agreements at value (premium $324)	499
Other	63
240,636
Net Assets	$749,699
Net Assets Consist of:
Capital stock ($.01 par value)	$687
Additional paid-in capital	725,950
Distributable net investment income (loss)	26,463
Accumulated net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swaps and foreign currency transactions	(596)
Net unrealized appreciation (depreciation) on:
Investment securities	(1,671)
Futures contracts	(347)
Written options and swaption contracts	427
Swap agreements	(823)
Translation of assets and liabilites denominated in foreign currencies	(391)
Net Assets	$749,699
Net Assets by Class:
Initial Class	$726,038
Service Class	23,661
Shares Outstanding:
Initial Class	66,549
Service Class	2,164
Net Asset Value and Offering Price Per Share:
Initial Class	$10.91
Service Class	10.93

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$27,376
Income from loaned securities–net	55
27,431
Expenses:
Management and advisory fees	4,555
Printing and shareholder reports	124
Custody fees	171
Administration fees	136
Legal fees	12
Audit fees	17
Trustees fees	23
Service fees:
Service Class	49
Other	17
Total expenses	5,104
Net Investment Income (Loss)	22,327
Net Realized Gain (Loss) from:
Investment securities	2,854
Futures contracts	(4,263)
Written option and swaption contracts	1,405
Swap agreements	1,210
Foreign currency transactions	2,865
4,071
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(9,725)
Futures contracts	421
Written option and swaption contracts	(36)
Swap agreements	(1,049)
Translation of assets and liabilities denominated in foreign currencies	(250)
(10,639)
Net Realized and Unrealized Gain (Loss) on Investment Securities, Futures Contracts, Written Option and Swaption Contracts, Swaps and Foreign Currency Transactions	(6,568)
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,759

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

13

PIMCO Total Return

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$22,327	$11,855
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swaps and foreign currency transactions	4,071	17,947
Change in unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swaps and foreign currency translation	(10,639)	(1,157)
	15,759	28,645
Distributions to Shareholders:
From net investment income:
Initial Class	(12,145)	(10,888)
Service Class	(378)	(142)
	(12,523)	(11,030)
From net realized gains:
Initial Class	(15,740)	(10,662)
Service Class	(520)	(166)
	(16,260)	(10,828)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	158,964	294,003
Service Class	13,778	12,244
	172,742	306,247
Dividends and distributions reinvested:
Initial Class	27,884	21,550
Service Class	899	308
	28,783	21,858
Cost of shares redeemed:
Initial Class	(81,796)	(241,245)
Service Class	(5,089)	(1,102)
	(86,885)	(242,347)
	114,640	85,758
Net increase (decrease) in net assets	101,616	92,545
Net Assets:
Beginning of year	648,083	555,538
End of year	$749,699	$648,083
Distributable Net Investment Income (Loss)	$26,463	$12,686

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	14,449	26,537
Service Class	1,235	1,103
	15,684	27,640
Shares issued–reinvested from distributions:
Initial Class	2,558	1,981
Service Class	82	28
	2,640	2,009
Shares redeemed:
Initial Class	(7,424)	(21,864)
Service Class	(461)	(99)
	(7,885)	(21,963)
Net increase (decrease) in shares outstanding:
Initial Class	9,583	6,654
Service Class	856	1,032
	10,439	7,686

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

14

PIMCO Total Return

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$11.12	$0.36	$(0.10)	$0.26	$(0.20)	$(0.27)	$(0.47)	$10.91
	12/31/2004	10.98	0.19	0.29	0.48	(0.17)	(0.17)	(0.34)	11.12
	12/31/2003	10.62	0.22	0.29	0.51	(0.06)	(0.09)	(0.15)	10.98
	12/31/2002	10.00	0.20	0.42	0.62	–	–	–	10.62
Service Class	12/31/2005	11.16	0.34	(0.11)	0.23	(0.19)	(0.27)	(0.46)	10.93
	12/31/2004	11.02	0.17	0.29	0.46	(0.15)	(0.17)	(0.32)	11.16
	12/31/2003	10.89	0.12	0.11	0.23	(0.01)	(0.09)	(0.10)	11.02

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	2.33%	$726,038	0.74%	0.74%	3.28%	387%
	12/31/2004	4.50	633,493	0.75	0.75	1.75	393
	12/31/2003	4.90	552,494	0.75	0.75	2.06	430
	12/31/2002	6.20	385,405	0.78	0.78	2.86	302
Service Class	12/31/2005	2.03	23,661	0.99	0.99	3.10	387
	12/31/2004	4.22	14,590	1.01	1.01	1.54	393
	12/31/2003	2.14	3,044	0.99	0.99	1.67	430

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  PIMCO Total Return (the "Fund") share classes commenced operations on:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

15

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. PIMCO Total Return (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

AEGON/Transamerica Series Trust

Annual Report 2005

16

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $23, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2005, are listed in the Schedule of Investments.

Swap agreements: The Fund may enter into swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay/receive interest in exchange for a market-linked return, both based on notional amounts. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain or loss on the Statement of Operations.

Open swaps agreements at December 31, 2005, are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at December 31, 2005, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the

AEGON/Transamerica Series Trust

Annual Report 2005

17

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

	Premium	Contracts*
Beginning Balance December 31, 2004	$178	376
Sales	868	3,194
Closing Buys	(537)	(2,140)
Expirations	(475)	(1,284)
Exercised	—	—
Balance at December 31, 2005	$34	146

*  Contracts not in thousands

Swaptions contracts: The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from written options. The difference between the premium and the amount paid on affecting a closing purchase transaction is treated as a realized gain or loss.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Beginning Balance December 31, 2004	$393	50,200
Sales	803	82,000
Closing Buys	—	—
Expirations	(393)	(50,200)
Exercised	—	—
Balance at December 31, 2005	$803	82,000

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$54,181	7.23%
Asset Allocation–Moderate Growth Portfolio	79,008	10.54%
Asset Allocation–Moderate Portfolio	194,424	25.93%
Total	$327,613	43.70%

AEGON/Transamerica Series Trust

Annual Report 2005

18

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.70% of the first $250 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $37.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$145,727
U.S. Government	2,096,103
Proceeds from maturities and sales of securities
Long-Term	172,755
U.S. Government	1,721,796

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, swaps, option contracts, futures contracts and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$3,973
Accumulated net realized gain (loss) from investment securities	(3,973)

AEGON/Transamerica Series Trust

Annual Report 2005

19

PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$571	December 31, 2013

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$20,145
Long-term Capital Gain	1,713
2005 Distributions paid from:
Ordinary Income	22,107
Long-term Capital Gain	6,676

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$26,075
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(571)
Net Unrealized Appreciation (Depreciation)	$(2,442	)*

*  Amount includes unrealized appreciation (depreciation) on derivative instruments.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$909,642
Unrealized Appreciation	$—
Unrealized (Depreciation)	(2,064)
Net Unrealized Appreciation (Depreciation)	$(2,064)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

20

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
PIMCO Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Total Return (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

PIMCO Total Return (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $6,676 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

21

PIMCO Total Return

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between PIMCO Total Return (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Pacific Investment Management Company LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance, noting that although the performance of the Portfolio was below median relative to its peers over the past one- and three-year periods, its performance was above median relative to its peers over the past two-year period, and competitive to the benchmark index over the past one-, two- and three-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

22

PIMCO Total Return (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows despite the absence of such breakpoints in the sub-advisory fee payable by TFAI to the Sub-Adviser. In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

23

Salomon All Cap

MARKET ENVIRONMENT

There are periods of time, often five years or more, when bigger companies outperform and there are times when the opposite is true. During 2005, our stock selection increasingly favored larger companies where we felt there was greater value. Although we believe larger companies will do much better in absolute and relative senses in 2006, clearly this emphasis penalized performance over the reporting period.

During the final quarter of 2005, we reduced our holdings in the energy sector to be closer to a neutral weight of the benchmark. We continue to like energy stocks longer term, but we thought the spike in oil and natural gas prices after Hurricanes Katrina and Rita had made these stocks vulnerable to a meaningful correction. We believe "contra energy" (large users of energy) actually might be better performers over the next few quarters should energy prices correct, as we believe they will.

Diversification is a cardinal tenet of prudent investing. However, one can also have too many companies in a portfolio. Currently we are working to reduce, moderately, the number of our holdings. We believe having fewer, somewhat larger positions will not only focus our minds, but may also lead to improved performance in 2006.

PERFORMANCE

For the year ended December 31, 2005, Salomon All Cap, Initial Class returned 4.08%. By comparison its benchmark the Russell 3000 Index returned 6.12%.

STRATEGY REVIEW

The portfolio's holdings in the energy, information technology, and financials sectors were the largest contributors to performance during the reporting period. In contrast, stocks in the consumer discretionary and health care were primary detractors from results. Most the portfolio's underperformance during the reporting period can be attributable to our consumer discretionary holdings. In this sector, we emphasized media companies such as News Corporation, Time Warner Inc., and The Walt Disney Company. We believe the media segment is now selling at one of the lowest relative values to the market in the last 20 years. At current prices, we believe the media stocks contained in the portfolio represent compelling values. In 2006, the winter Olympics and the mid-term elections should help increase advertising revenues for these companies. Our approach is to "select leading business franchises selling at depressed prices for reasons we believe are temporary." Expectations and prices in the media industry are depressed and we feel the stocks should do well in 2006.

In terms of individual stocks, the largest contributors to performance included Halliburton Company, Murphy Oil Corporation, RTI International Metals, Inc., and Canadian Natural Resources Limited. The largest detractors to performance were Solectron Corporation, Lucent Technologies Inc., Comcast Corporation, Enzo Biochem, Inc., and The Interpublic Group of Companies, Inc.

John J. Goode

Peter J. Hable

Co-Portfolio Managers
Salomon Brothers Asset Management Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

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Salomon All Cap

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	4.08%	3.36%	7.44%	5/3/99
Russell 3000[1]	6.12%	1.58%	1.71%	5/3/99
Service Class	3.81%	–	15.21%	5/1/03

NOTES

1  The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

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Salomon All Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,062.40	0.88%	$4.57
Hypothetical (b)	1,000.00	1,020.77	0.88%	4.48
Service Class
Actual	$1,000.00	$1,061.20	1.13%	$5.87
Hypothetical (b)	1,000.00	1,019.51	1.13%	5.75

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

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Salomon All Cap

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (85.4%)
Aerospace (1.1%)
Boeing Co. (The)	71,200	$5,001
Air Transportation (1.5%)
Southwest Airlines Co.	398,800	6,552
Amusement & Recreation Services (1.4%)
Disney (Walt) Co. (The)	251,500	6,028
Automotive (0.9%)
Lear Corp. †	143,500	4,084
Beverages (0.5%)
Molson Coors Brewing Co.–Class B	33,300	2,231
Business Services (2.6%)
CCE Spinco, Inc. †‡	21,500	282
Clear Channel Communications, Inc.	172,000	5,409
Interpublic Group of Cos., Inc. †‡	568,000	5,481
Chemicals & Allied Products (2.5%)
Dow Chemical Co. (The)	114,100	5,000
du Pont (E.I.) de Nemours & Co. †	139,800	5,942
OM Group, Inc. ‡	3,500	66
Commercial Banks (6.5%)
JP Morgan Chase & Co.	235,600	9,351
MBNA Corp.	225,500	6,125
Mitsubishi UFJ Financial Group, Inc., ADR	593,300	8,122
State Street Corp.	87,600	4,857
Communication (1.2%)
Comcast Corp.–Special Class A ‡	209,400	5,380
Communications Equipment (3.3%)
Lucent Technologies, Inc. ‡	1,669,300	4,440
Motorola, Inc.	249,400	5,634
Nokia Corp., ADR	241,700	4,423
Computer & Data Processing Services (2.5%)
Micromuse, Inc. ‡	297,900	2,946
Microsoft Corp.	306,200	8,007
Computer & Office Equipment (1.8%)
Cisco Systems, Inc. ‡	460,300	7,880
Diversified (0.9%)
Honeywell International, Inc.	108,900	4,057
Electronic Components & Accessories (2.9%)
Novellus Systems, Inc. ‡	88,700	2,139
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	661,802	6,558
Texas Instruments, Inc.	129,300	4,147

	Shares	Value
Food & Kindred Products (1.9%)
Kraft Foods, Inc.–Class A †	132,300	$3,723
Unilever PLC, Sponsored ADR †	115,700	4,642
Food Stores (1.4%)
Albertson's, Inc.	22,900	489
Safeway, Inc. †	232,500	5,501
Gas Production & Distribution (0.9%)
Dynegy, Inc.–Class A †‡	37,900	183
Williams Cos., Inc. (The)	154,600	3,582
Health Services (0.6%)
Enzo Biochemical, Inc. †‡	216,514	2,689
Industrial Machinery & Equipment (3.5%)
Applied Materials, Inc. †	259,300	4,652
Baker Hughes, Inc.	49,200	2,990
Caterpillar, Inc.	105,000	6,066
Deere & Co. †	26,200	1,785
Instruments & Related Products (3.0%)
Agilent Technologies, Inc. ‡	160,000	5,326
Raytheon Co.	194,100	7,793
Insurance (7.6%)
AMBAC Financial Group, Inc. †	58,800	4,531
American International Group, Inc.	76,600	5,226
Chubb Corp.	72,100	7,041
CNA Surety Corp. ‡	219,800	3,203
MGIC Investment Corp. †	76,100	5,009
PMI Group, Inc. (The)	202,200	8,304
Insurance Agents, Brokers & Service (0.6%)
Hartford Financial Services Group, Inc. (The)	30,900	2,654
Lumber & Other Building Materials (1.2%)
Home Depot, Inc. (The)	131,900	5,339
Lumber & Wood Products (1.2%)
Weyerhaeuser Co.	78,100	5,181
Mining (0.0%)
WGI Heavy Minerals, Inc. ‡	159,200	164
Motion Pictures (3.9%)
News Corp., Inc.–Class A	343,400	5,340
News Corp., Inc.–Class B †	295,200	4,903
Time Warner, Inc.	378,400	6,599
Oil & Gas Extraction (3.6%)
Anadarko Petroleum Corp.	47,000	4,453
GlobalSantaFe Corp.	84,400	4,064
Halliburton Co. †	75,600	4,684
Schlumberger, Ltd. †	28,000	2,720

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

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Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Paper & Allied Products (0.4%)
Smurfit-Stone Container Corp. ‡	112,100	$1,588
Petroleum Refining (3.3%)
BP PLC, ADR	11,000	706
Chevron Corp.	54,900	3,117
ConocoPhillips	31,300	1,821
Exxon Mobil Corp.	50,800	2,853
Murphy Oil Corp.	111,400	6,015
Pharmaceuticals (10.0%)
Abbott Laboratories	144,700	5,706
Amgen, Inc. ‡	41,100	3,241
Aphton Corp. †‡	510,600	179
GlaxoSmithKline PLC, ADR	122,500	6,184
Johnson & Johnson	123,200	7,404
Lilly (Eli) & Co. †	54,400	3,079
Novartis AG, ADR	140,600	7,379
Pfizer, Inc.	182,500	4,256
Wyeth	142,000	6,542
Primary Metal Industries (2.9%)
Alcoa, Inc.	171,900	5,083
Engelhard Corp.	109,700	3,307
RTI International Metals, Inc. ‡	112,700	4,277
Radio & Television Broadcasting (1.3%)
Pearson PLC	463,700	5,476
Security & Commodity Brokers (3.3%)
American Express Co.	106,000	5,455
Ameriprise Financial, Inc.	21,200	869
Goldman Sachs Group, Inc. (The)	8,000	1,022
Merrill Lynch & Co., Inc.	105,000	7,112
Telecommunications (1.3%)
Vodafone Group PLC, ADR	256,300	5,503
Toys, Games & Hobbies (1.9%)
Hasbro, Inc.	241,100	4,865
Mattel, Inc.	221,500	3,504
Variety Stores (1.2%)
Wal-Mart Stores, Inc.	107,500	5,031
Wholesale Trade Nondurable Goods (0.8%)
Unilever PLC	355,400	3,520
Total Common Stocks (cost: $321,516)		374,072

	Principal	Value
SHORT-TERM OBLIGATIONS (3.2%)
Repurchase Agreements (3.2%)
Investors Bank & Trust Co. 3.02%, dated 12/30/2005 to be repurchased at $14,204 on 01/03/2006 ■(a)	$14,199	$14,199
Total Short-Term Obligations (cost: $14,199)		14,199
SECURITY LENDING COLLATERAL (11.4%)
Debt (9.7%)
Bank Notes (0.3%)
Bank of America 4.27%, due 01/17/2006 * 4.31%, due 08/10/2006 *	740 607	740 607
Certificates Of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	467	467
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	660	660
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	264	264
Rabobank Nederland 4.10%, due 05/31/2006 *	660	660
Commercial Paper (1.1%)
Fairway Finance–144A 4.31%, due 01/10/2006	1,317	1,317
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	660	660
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	259	259
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	656	656
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	525	525
Ranger Funding Co. LLC-144A 4.29%, due 01/18/2006	522	522
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	317	317
Yorktown Capital LLC 4.27%, due 01/05/2006	660	660
Euro Dollar Overnight (1.5%)
Calyon 4.34%, due 01/05/2006	660	660
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	1,320 1,254	1,320 1,254
Harris Trust & Savings Bank 4.25%, due 01/05/2006	1,083	1,083

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

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Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
National Australia Bank 4.16%, due 01/03/2006	$1,348	$1,348
Rabobank Nederland 4.15%, due 01/03/2006	475	475
Wells Fargo 4.27%, due 01/03/2006	660	660
Euro Dollar Terms (3.3%)
Bank of Montreal 4.30%, due 01/19/2006	1,320	1,320
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	396 1,056	396 1,056
BNP Paribas 4.22%, due 01/24/2006	660	660
Dexia Group 4.25%, due 01/09/2006	660	660
Rabobank Nederland 4.21%, due 01/19/2006	1,188	1,188
Royal Bank of Canada 4.25%, due 01/24/2006	924	924
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	1,981 1,452	1,981 1,452
Societe Generale 4.28%, due 01/30/2006	1,320	1,320
UBS AG 4.26%, due 01/10/2006	1,320	1,320
Wells Fargo 4.29%, due 01/30/2006	1,981	1,981
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	792 264	792 264

	Principal	Value
Repurchase Agreements (2.8%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $2,211 on 01/03/2006	$2,210	$2,210
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $5,275 on 01/03/2006	5,272	5,272
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $35 on 01/03/2006	35	35
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $4,227 on 01/03/2006	4,225	4,225
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $466 on 01/03/2006	466	466
	Shares	Value
Investment Companies (1.7%)
American Beacon Fund 1-day yield of 4.19%	181,002	$181
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	1,716,311	1,716
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	712,929	713
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	4,673,867	4,674
Total Security Lending Collateral (cost: $49,920)		49,920
Total Investment Securities (cost: $385,635)		$438,191

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $48,376.

‡  Non-income producing.

■  At December 31, 2005, repurchase agreements excluding collateral for securities on loan are collateralized by U.S Government Agency Obligations with interest rates and maturity dates ranging from 7.13%–7.63% and 07/25/2015–05/25/2027, respectively, and with a market value plus accrued interest of $14,909.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $12,452, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(a)  Investors Bank and Trust Co. is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $4,256 or 1.0% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

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Salomon All Cap

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $385,635) (including securities loaned of $48,376)	$438,191
Cash	50
Receivables:
Investment securities sold	109
Shares sold	45
Interest	7
Dividends	577
438,979
Liabilities:
Investment securities purchased	484
Accounts payable and accrued liabilities:
Shares redeemed	137
Management and advisory fees	311
Service fees	2
Administration fees	8
Payable for collateral for securities on loan	49,920
Other	64
50,926
Net Assets	$388,053
Net Assets Consist of:
Capital stock ($.01 par value)	$264
Additional paid-in capital	281,006
Distributable net investment income (loss)	3,671
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	50,556
Net unrealized appreciation (depreciation) on investment securities	52,556
Net Assets	$388,053
Net Assets by Class:
Initial Class	$379,373
Service Class	8,680
Shares Outstanding:
Initial Class	25,796
Service Class	591
Net Asset Value and Offering Price Per Share:
Initial Class	$14.71
Service Class	14.68

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$762
Dividends (net of withholding taxes on foreign dividends of $119)	7,617
Income from loaned securities–net	84
8,463
Expenses:
Management and advisory fees	4,340
Printing and shareholder reports	163
Custody fees	65
Administration fees	110
Legal fees	11
Audit fees	17
Trustees fees	19
Service fees:
Service Class	20
Other	14
Total expenses	4,759
Net Investment Income (Loss)	3,704
Net Realized Gain (Loss) from:
Investment securities	59,231
Foreign currency transactions	(34)
59,197
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(42,305)
(42,305)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	16,892
Net Increase (Decrease) in Net Assets Resulting from Operations	$20,596

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Salomon All Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,704	$3,327
Net realized gain (loss) from investment securities and foreign currency transactions	59,197	35,712
Change in unrealized appreciation (depreciation) on investment securities	(42,305)	13,692
	20,596	52,731
Distributions to Shareholders:
From net investment income:
Initial Class	(3,288)	(1,392)
Service Class	(39)	(11)
	(3,327)	(1,403)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	19,785	62,848
Service Class	3,665	6,661
	23,450	69,509
Dividends and distributions reinvested:
Initial Class	3,288	1,392
Service Class	39	11
	3,327	1,403
Cost of shares redeemed:
Initial Class	(272,070)	(103,444)
Service Class	(2,829)	(861)
	(274,899)	(104,305)
	(248,122)	(33,393)
Net increase (decrease) in net assets	(230,853)	17,935
Net Assets:
Beginning of year	618,906	600,971
End of year	$388,053	$618,906
Distributable Net Investment Income (Loss)	$3,671	$3,328

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,392	4,640
Service Class	261	497
	1,653	5,137
Shares issued–reinvested from distributions:
Initial Class	230	111
Service Class	2	1
	232	112
Shares redeemed:
Initial Class	(18,830)	(7,685)
Service Class	(200)	(65)
	(19,030)	(7,750)
Net increase (decrease) in shares outstanding:
Initial Class	(17,208)	(2,934)
Service Class	63	433
	(17,145)	(2,501)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Salomon All Cap

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$14.22	$0.10	$0.48	$0.58	$(0.09)	$–	$(0.09)	$14.71
	12/31/2004	13.06	0.07	1.12	1.19	(0.03)	–	(0.03)	14.22
	12/31/2003	9.70	0.04	3.36	3.40	(0.04)	–	(0.04)	13.06
	12/31/2002	13.06	0.06	(3.28)	(3.22)	(0.10)	(0.04)	(0.14)	9.70
	12/31/2001	12.99	0.19	0.09	0.28	(0.20)	(0.01)	(0.21)	13.06
Service Class	12/31/2005	14.21	0.06	0.48	0.54	(0.07)	–	(0.07)	14.68
	12/31/2004	13.08	0.06	1.10	1.16	(0.03)	–	(0.03)	14.21
	12/31/2003	10.13	0.01	2.94	2.95	–	–	–	13.08

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	4.08%	$379,373	0.86%	0.86%	0.68%	33%
	12/31/2004	9.14	611,410	0.87	0.87	0.53	36
	12/31/2003	35.15	599,732	0.86	0.86	0.32	17
	12/31/2002	(24.71)	308,823	0.91	0.91	0.56	134
	12/31/2001	2.09	287,881	1.00	1.00	1.43	83
Service Class	12/31/2005	3.81	8,680	1.11	1.11	0.44	33
	12/31/2004	8.90	7,496	1.13	1.13	0.42	36
	12/31/2003	29.12	1,239	1.12	1.12	0.14	17

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Salomon All Cap (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Salomon All Cap

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Salomon All Cap (the "Fund") is part of ATST. The Fund is "non-diversified" under the 1940 Act.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $103 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $36, earned by IBT for its services.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at December 31, 2005.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.90% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2005 were $19.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amount, as of December 31, 2005, to $19.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$165,113
U.S. Government	—
Proceeds from maturities and sales of securities
Long-Term	396,933
U.S. Government	—

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, capital loss carryforwards and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(34)
Accumulated net realized gain (loss) from investment securities	34

The capital loss carryforward utilized during the year ended December 31, 2005 was $8,669.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$1,403
Long-term Capital Gain	—
2005 Distributions paid from:
Ordinary Income	3,327
Long-term Capital Gain	—

AEGON/Transamerica Series Trust

Annual Report 2005

12

Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$3,671
Undistributed Long-term Capital Gain	$51,519
Capital Loss Carryforward	$—
Net Unrealized Appreciation (Depreciation)	$51,593

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$386,598
Unrealized Appreciation	$61,346
Unrealized (Depreciation)	(9,753)
Net Unrealized Appreciation (Depreciation)	$51,593

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Salomon All Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon All Cap (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

14

Salomon All Cap

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Salomon All Cap Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Salomon Brothers Asset Management Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. In light of the upcoming change-of-control of the Sub-Adviser, the Board also considered the successor agreement to the Investment Sub-Advisory Agreement. Following their review and consideration, a majority of the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (as well as its successor agreement) will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including a majority of the independent members of the Board, approved the renewal of the Investment Advisory Agreement, the Investment Sub-Advisory Agreement, as well as the successor agreement to the Investment Sub-Advisory Agreement, to take effect following an impending change of control with respect to the Sub-Adviser. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Board expressed concerns about the Portfolio's performance and carefully considered whether to renew the Investment Sub-Advisory Agreement. The Board noted that although the Portfolio had underperformed comparable investment companies, the Sub-Adviser had recently made progress on improving performance. After careful consideration of the materials presented and their discussions at prior Board meetings with representatives of the Sub-Adviser, the Board decided to continue the Investment Sub-Advisory Agreement following the Board's prior discussion with the Sub-Adviser concerning performance and undertook to carefully monitor the Portfolio's future performance. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from

AEGON/Transamerica Series Trust

Annual Report 2005

15

Salomon All Cap (continued)

TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting, and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. In considering the successor agreement to the Investment Sub-Advisory Agreement, the Board concluded that the successor agreement would provide continuity of portfolio management services, as the terms of the successor agreement would be substantially similar to those of the current agreement (including the sub-advisory fees) and it was contemplated that all of the current personnel associated with managing the Portfolio will be retained and continue to serve in their current capacity. Additionally, the Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

T. Rowe Price Equity Income

MARKET ENVIRONMENT

The widely followed Dow Jones Industrial Average was essentially flat for the year, while most of the other major indices posted modest gains. Energy dominated the equities markets in 2005 with a powerful advance, and utilities were the only other sector to provide a double-digit return. Consumer discretionary and telecommunications services were the worst sectors over the year, affected by a weak automotive sector and competition from wireless companies, respectively.

PERFORMANCE

For the year ended December 31, 2005, T. Rowe Price Equity Income, Initial Class returned 4.11%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Russell 1000 Value Index returned 4.91% and 7.05%, respectively.

STRATEGY REVIEW

The portfolio delivered a moderate return for 2005, but lagged the S&P 500. An overweighting in the weak consumer discretionary sector, particularly media, along with poor stock selection within the group detracted from relative results. The New York Times Company, Comcast Corporation, Tribune Company, and Dow Jones & Company, Inc. were four of the portfolio's top ten detractors from performance over the year. We remain sanguine on the group, however, and believe it will provide significant value in the long term based on the unique content these companies provide. Also of note in the consumer discretionary sector is Eastman Kodak Company, one of the top five detractors from performance. The company suffered from disappointing growth in its digital products business and declining sales in its traditional film business, prompting the rating agencies to cut the company's unsecured debt to junk status. Other areas of disappointment were materials and chemicals where International Paper Company and International Flavors & Fragrances Inc., respectively, hindered results.

Positive contributors included information technology, the portfolio's best relative contributor due mostly to stock selection. Within computers and peripherals, Hewlett-Packard Company ("Hewlett-Packard") was a major relative contributor and one of the largest absolute contributors, driven by solid earnings and revenues. International Business Machines Corporation ("IBM") also had a strong impact on relative performance due in part to a timely purchase. Within communications equipment, Motorola, Inc. and Nokia Corporation were beneficial, the former benefiting from new high-end cell phone products and a stock repurchase program, and the latter from strong global demand for handsets and an increase in market share. We have been taking profits in Hewlett-Packard, Texas Instruments Incorporated, and other stocks that have done well and reinvesting the proceeds in strong companies with relatively low valuations such as Cisco Systems, Inc.

The industrial and business services sector was another significant contributor to the portfolio's relative return. Our industrial conglomerate holdings did well, and an overweight in roads and rails also aided results. Railroad stock Union Pacific Corporation was one of the five largest contributors to overall performance thanks to stronger yields and gains from real estate sales.

Brian C. Rogers

Portfolio Manager
T. Rowe Price Associates, Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

1

T. Rowe Price Equity Income

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	4.11%	5.98%	10.03%	11.75%	1/3/95
S&P 500[1]	4.91%	0.54%	9.07%	11.40%	1/3/95
Russell 1000 Value[1]	7.05%	5.28%	10.94%	13.19%	1/3/95
Service Class	3.81%	–	–	15.21%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2005

2

T. Rowe Price Equity Income

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,044.50	0.79%	$4.07
Hypothetical (b)	1,000.00	1,021.22	0.79	4.02
Service Class
Actual	1,000.00	1,042.90	1.04	5.36
Hypothetical (b)	1,000.00	1,019.96	1.04	5.30

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (0.2%)
Communications Equipment (0.2%)
Lucent Technologies, Inc. 8.00%, due 08/01/2031	$1,965	$1,994
Total Convertible Bond (cost: $1,496)		1,994
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.3%)
Insurance (0.3%)
UnumProvident Corp.	78,400	$2,764
Total Convertible Preferred Stocks (cost: $1,960)		2,764
COMMON STOCKS (86.0%)
Aerospace (0.8%)
Lockheed Martin Corp.	120,100	7,642
Amusement & Recreation Services (0.7%)
Disney (Walt) Co. (The)	280,200	6,716
Automotive (0.7%)
Ford Motor Co. †	200,600	1,549
Genuine Parts Co.	120,150	5,277
Beverages (2.2%)
Anheuser-Busch Cos., Inc. †	240,200	10,319
Coca-Cola Co. (The)	240,200	9,682
Business Credit Institutions (0.5%)
Fannie Mae	83,800	4,090
Business Services (0.3%)
Cendant Corp.	167,700	2,893
Chemicals & Allied Products (3.5%)
Avon Products, Inc. †	228,200	6,515
Chemtura Corp.	148,618	1,887
Colgate-Palmolive Co.	190,100	10,427
du Pont (E.I.) de Nemours & Co. †	180,100	7,654
International Flavors & Fragrances, Inc.	172,800	5,789
Commercial Banks (8.6%)
Bank of America Corp. †	140,138	6,467
Bank of Ireland	270,800	4,250
Citigroup, Inc.	93,959	4,560
Fifth Third Bancorp	203,900	7,691
JP Morgan Chase & Co.	480,422	19,068
Mellon Financial Corp.	260,180	8,911
Mercantile Bankshares Corp.	56,600	3,195
National City Corp.	100,400	3,370
Northern Trust Corp.	56,700	2,938
State Street Corp.	150,100	8,322
SunTrust Banks, Inc.	90,100	6,556

	Shares	Value
Commercial Banks (continued)
Wells Fargo & Co.	52,020	$3,268
Wilmington Trust Corp.	14,200	553
Communication (2.5%)
Cablevision Systems Corp.–Class A ‡	41,900	983
Comcast Corp.–Class A †‡	295,638	7,675
EchoStar Communications Corp.–Class A ‡	92,100	2,502
Viacom, Inc.–Class B ‡	359,600	11,723
Communications Equipment (1.5%)
Lucent Technologies, Inc. †‡	473,300	1,259
Motorola, Inc.	300,200	6,782
Nokia Corp., ADR †	320,300	5,862
Computer & Data Processing Services (1.2%)
Microsoft Corp.	407,800	10,664
Computer & Office Equipment (2.5%)
Cisco Systems, Inc. ‡	314,800	5,389
Hewlett-Packard Co.	254,885	7,297
International Business Machines Corp.	130,100	10,694
Diversified (1.2%)
Honeywell International, Inc. †	290,200	10,810
Electric Services (2.9%)
Duke Energy Corp. †	290,200	7,966
FirstEnergy Corp.	100,650	4,931
Pinnacle West Capital Corp.	24,200	1,001
Progress Energy, Inc. †	140,100	6,153
TECO Energy, Inc.	96,700	1,661
Xcel Energy, Inc. †	260,200	4,803
Electric, Gas & Sanitary Services (0.8%)
NiSource, Inc.	366,800	7,651
Electronic & Other Electric Equipment (3.6%)
Cooper Industries, Ltd.–Class A	90,007	6,571
General Electric Co.	611,750	21,442
Sony Corp.	127,000	5,188
Electronic Components & Accessories (1.9%)
Analog Devices, Inc.	157,200	5,639
Intel Corp.	198,000	4,942
Texas Instruments, Inc.	142,900	4,583
Tyco International, Ltd.	93,900	2,710
Environmental Services (0.7%)
Waste Management, Inc.	210,162	6,378
Fabricated Metal Products (0.6%)
Fortune Brands, Inc.	66,100	5,157

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Food & Kindred Products (2.0%)
Campbell Soup Co.	200,200	$5,960
ConAgra Foods, Inc. †	25,900	525
General Mills, Inc.	150,100	7,403
Hercules, Inc. ‡	152,400	1,722
McCormick & Co., Inc.	93,900	2,903
Industrial Machinery & Equipment (1.9%)
Deere & Co. †	140,100	9,542
Eaton Corp.	48,800	3,274
Pall Corp.	180,100	4,838
Instruments & Related Products (1.2%)
Eastman Kodak Co. †	195,400	4,572
Raytheon Co.	170,100	6,830
Insurance (3.2%)
American International Group, Inc.	100,100	6,830
Chubb Corp.	51,300	5,009
SAFECO Corp.	64,100	3,622
St. Paul Travelers Cos., Inc. (The)	160,110	7,152
UnumProvident Corp. †	280,200	6,375
Insurance Agents, Brokers & Service (1.6%)
Marsh & McLennan Cos., Inc.	460,400	14,622
Life Insurance (0.8%)
Lincoln National Corp. †	130,066	6,897
Lumber & Other Building Materials (0.5%)
Home Depot, Inc. (The)	115,300	4,667
Medical Instruments & Supplies (1.0%)
Baxter International, Inc.	136,200	5,128
Boston Scientific Corp. ‡	157,200	3,850
Metal Mining (0.2%)
Inco, Ltd. †	35,700	1,555
Mining (0.5%)
Vulcan Materials Co.	70,100	4,749
Motion Pictures (1.1%)
Time Warner, Inc.	600,500	10,473
Oil & Gas Extraction (2.6%)
Anadarko Petroleum Corp.	70,100	6,642
Royal Dutch Shell PLC –Class A, ADR	194,700	11,972
Schlumberger, Ltd. †	52,400	5,091
Paper & Allied Products (3.1%)
Avery Dennison Corp.	120,100	6,638
International Paper Co.	403,793	13,572
Kimberly-Clark Corp.	88,100	5,255
MeadWestvaco Corp.	124,900	3,501

	Shares	Value
Petroleum Refining (4.8%)
Amerada Hess Corp. †	71,730	$9,097
BP PLC, ADR	112,174	7,204
Chevron Corp.	250,250	14,207
Exxon Mobil Corp.	250,238	14,056
Pharmaceuticals (6.8%)
Abbott Laboratories	128,100	5,051
Bristol-Myers Squibb Co.	326,300	7,498
Johnson & Johnson	150,100	9,021
Lilly (Eli) & Co. †	73,200	4,142
MedImmune, Inc. ‡	149,500	5,236
Merck & Co., Inc.	360,300	11,461
Pfizer, Inc.	264,300	6,164
Schering-Plough Corp. †	244,700	5,102
Wyeth †	200,200	9,223
Primary Metal Industries (0.7%)
Alcoa, Inc.	209,600	$6,198
Printing & Publishing (3.0%)
Dow Jones & Co., Inc. †	182,500	6,477
Knight-Ridder, Inc. †	77,700	4,918
New York Times Co.–Class A †	326,300	8,631
Tribune Co.	265,100	8,022
Radio, Television & Computer Stores (0.4%)
RadioShack Corp.	168,100	3,535
Railroads (1.9%)
Norfolk Southern Corp.	122,400	5,487
Union Pacific Corp.	153,700	12,374
Regional Mall (0.4%)
Simon Property Group, Inc. †	48,932	3,750
Restaurants (0.5%)
McDonald's Corp.	132,500	4,468
Rubber & Misc. Plastic Products (0.8%)
Newell Rubbermaid, Inc.	320,300	7,617
Security & Commodity Brokers (2.7%)
American Express Co.	50,400	2,594
Ameriprise Financial, Inc.	19,940	818
Charles Schwab Corp. (The)	560,800	8,227
Janus Capital Group, Inc.	103,300	1,925
Morgan Stanley	200,200	11,359
Telecommunications (5.0%)
ALLTEL Corp. †	130,100	8,209
AT&T, Inc.	483,040	11,830
Qwest Communications International ‡	1,281,000	7,238
Sprint Nextel Corp.	360,300	8,417

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (continued)
TELUS Corp.	41,300	$1,693
TELUS Corp. Non Voting Shares	39,200	1,578
Verizon Communications, Inc.	230,142	6,932
Tobacco Products (0.4%)
UST, Inc.	90,100	3,679
Toys, Games & Hobbies (0.7%)
Mattel, Inc.	410,300	6,491
Variety Stores (1.1%)
Wal-Mart Stores, Inc.	220,200	10,305
Wholesale Trade Nondurable Goods (0.4%)
SYSCO Corp.	61,100	1,897
Unilever NV †	25,500	1,741
Total Common Stocks (cost: $671,542)		793,046
	Principal	Value
SECURITY LENDING COLLATERAL (13.5%)
Debt (11.5%)
Bank Notes (0.4%)
Bank of America
4.27%, due 01/17/2006 *	$1,841	$1,841
4.31%, due 08/10/2006 *	1,512	1,512
Certificates Of Deposit (0.6%)
Barclays 4.31%, due 01/17/2006 *	1,161	$1,161
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	1,644	1,644
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	657	657
Rabobank Nederland 4.10%, due 05/31/2006 *	1,644	1,644
Commercial Paper (1.3%)
Fairway Finance–144A 4.31%, due 01/10/2006	3,280	3,280
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	1,644	1,644
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	645	645
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	1,633	1,633
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	1,306	1,306
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	1,299	1,299
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	789	789
Yorktown Capital LLC 4.27%, due 01/05/2006	1,644	1,644

	Principal	Value
Euro Dollar Overnight (1.8%)
Calyon 4.34%, due 01/05/2006	$1,644	$1,644
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	3,288 3,123	3,288 3,123
Harris Trust & Savings Bank 4.25%, due 01/05/2006	2,696	2,696
National Australia Bank 4.16%, due 01/03/2006	3,357	3,357
Rabobank Nederland 4.15%, due 01/03/2006	1,183	1,183
Wells Fargo 4.27%, due 01/03/2006	1,644	1,644
Euro Dollar Terms (3.8%)
Bank of Montreal 4.30%, due 01/19/2006	3,288	3,288
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	986 2,630	986 2,630
BNP Paribas 4.22%, due 01/24/2006	1,644	1,644
Dexia Group 4.25%, due 01/09/2006	1,644	1,644
Rabobank Nederland 4.21%, due 01/19/2006	2,959	2,959
Royal Bank of Canada 4.25%, due 01/24/2006	2,301	2,301
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	4,932 3,616	4,932 3,616
Societe Generale 4.28%, due 01/30/2006	3,288	3,288
UBS AG 4.26%, due 01/10/2006	3,288	3,288
Wells Fargo 4.29%, due 01/30/2006	4,932	4,932
Promissory Notes (0.3%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	1,973 657	1,973 657
Repurchase Agreements (3.3%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $5,506 on 01/03/2006	5,503	5,503
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $13,135 on 01/03/2006	13,129	13,129

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

T. Rowe Price Equity Income

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $88 on 01/03/2006	$88	$88
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $10,526 on 01/03/2006	10,521	10,521
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $1,161 on 01/03/2006	1,161	1,161

	Shares	Value
Investment Companies (2.0%)
American Beacon Fund 1-day yield of 4.19%	450,743	$451
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	4,274,078	4,274
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	1,775,386	1,775
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	11,639,191	11,639
Total Security Lending Collateral (cost: $124,313)		124,313
Total Investment Securities (cost: $799,311)		$922,117

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $120,001.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $31,010, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $10,596 or 1.1% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

T. Rowe Price Equity Income

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $799,311) (including securities loaned of $120,001)	$922,117
Cash	25,665
Receivables:
Shares sold	44
Interest	140
Dividends	1,497
Dividend reclaims receivable	23
949,486
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	950
Management and advisory fees	544
Service fees	5
Administration fees	15
Payable for collateral for securities on loan	124,313
Other	31
125,858
Net Assets	$823,628
Net Assets Consist of:
Capital stock ($.01 par value)	$409
Additional paid-in capital	599,424
Distributable net investment income (loss)	14,785
Accumulated net realized gain (loss) from investment securities	86,207
Net unrealized appreciation (depreciation) on: Investment securities	122,806
Translation of assets and liabilites denominated in foreign currencies	(3)
Net Assets	$823,628
Net Assets by Class:
Initial Class	$802,067
Service Class	21,561
Shares Outstanding:
Initial Class	39,870
Service Class	1,068
Net Asset Value and Offering Price Per Share:
Initial Class	$20.12
Service Class	20.19

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$884
Dividends (net of withholding taxes on foreign dividends of $149)	21,183
Income from loaned securities–net	147
22,214
Expenses:
Management and advisory fees	6,911
Printing and shareholder reports	22
Custody fees	105
Administration fees	186
Legal fees	17
Audit fees	14
Trustees fees	32
Service fees:
Service Class	43
Other	23
Total expenses	7,353
Net Investment Income (Loss)	14,861
Net Realized Gain (Loss) from:
Investment securities	87,406
Foreign currency transactions	(31)
87,375
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(63,840)
Translation of assets and liabilities denominated in foreign currencies	(4)
(63,844)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	23,531
Net Increase (Decrease) in Net Assets Resulting from Operations	$38,392

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

T. Rowe Price Equity Income

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$14,861	$16,873
Net realized gain (loss) from investment securities and foreign currency transactions	87,375	72,927
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(63,844)	55,452
	38,392	145,252
Distributions to Shareholders:
From net investment income:
Initial Class	(16,467)	(14,261)
Service Class	(324)	(75)
	(16,791)	(14,336)
From net realized gains:
Initial Class	(69,908)	(7,604)
Service Class	(1,440)	(49)
	(71,348)	(7,653)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	56,389	77,081
Service Class	12,856	12,081
	69,245	89,162
Dividends and distributions reinvested:
Initial Class	86,376	21,865
Service Class	1,763	124
	88,139	21,989
Cost of shares redeemed:
Initial Class	(211,932)	(360,087)
Service Class	(3,824)	(2,857)
	(215,756)	(362,944)
	(58,372)	(251,793)
Net increase (decrease) in net assets	(108,119)	(128,530)
Net Assets:
Beginning of year	931,747	1,060,277
End of year	$823,628	$931,747
Distributable Net Investment Income (Loss)	$14,785	$16,784

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	2,686	3,906
Service Class	615	612
	3,301	4,518
Shares issued–reinvested from distributions:
Initial Class	4,396	1,167
Service Class	89	7
	4,485	1,174
Shares redeemed:
Initial Class	(10,358)	(17,777)
Service Class	(185)	(147)
	(10,543)	(17,924)
Net increase (decrease) in shares outstanding:
Initial Class	(3,276)	(12,704)
Service Class	519	472
	(2,757)	(12,232)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

T. Rowe Price Equity Income

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$21.32	$0.33	$0.50	$0.83	$(0.39)	$(1.64)	$(2.03)	$20.12
	12/31/2004	18.96	0.31	2.45	2.76	(0.26)	(0.14)	(0.40)	21.32
	12/31/2003	15.29	0.30	3.59	3.89	(0.12)	(0.10)	(0.22)	18.96
	12/31/2002	18.09	0.28	(2.58)	(2.30)	(0.18)	(0.32)	(0.50)	15.29
	12/31/2001	19.52	0.24	0.24	0.48	(0.35)	(1.56)	(1.91)	18.09
Service Class	12/31/2005	21.42	0.28	0.50	0.78	(0.37)	(1.64)	(2.01)	20.19
	12/31/2004	19.05	0.29	2.43	2.72	(0.21)	(0.14)	(0.35)	21.42
	12/31/2003	15.62	0.19	3.35	3.54	(0.01)	(0.10)	(0.11)	19.05

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	4.11%	$802,067	0.79%	0.79%	1.60%	22%
	12/31/2004	14.81	919,982	0.78	0.78	1.57	22
	12/31/2003	25.59	1,058,801	0.78	0.78	1.80	14
	12/31/2002	(12.81)	520,204	0.85	0.85	1.72	12
	12/31/2001	2.17	289,420	0.90	0.90	1.48	19
Service Class	12/31/2005	3.81	21,561	1.04	1.04	1.37	22
	12/31/2004	14.56	11,765	1.04	1.04	1.45	22
	12/31/2003	22.74	1,476	1.03	1.03	1.64	14

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  T. Rowe Price Equity Income (the "Fund") share classes commenced operations as follows:

Initial Class – January 3, 1995
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Equity Income (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

AEGON/Transamerica Series Trust

Annual Report 2005

11

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2005, of $18 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $63, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation-Conservative Portfolio	$27,986	3.40%
Asset Allocation-Growth Portfolio	81	0.01%
Asset Allocation-Moderate Portfolio	75,619	9.18%
Asset Allocation-Moderate Growth Portfolio	85,340	10.36%
Total	$189,026	22.95%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.88% Expense Limit

AEGON/Transamerica Series Trust

Annual Report 2005

12

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that they manage in ATST. The amount of the discount received by the Fund at December 31, 2005 was $71.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $41.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$195,702
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	312,859
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, REITs, foreign currency transactions and post October currency loss deferral.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(6)
Distributable net investment income (loss)	(69)
Accumulated net realized gain (loss) from investment securities	75

AEGON/Transamerica Series Trust

Annual Report 2005

13

T. Rowe Price Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$19,187
Long-term Capital Gain	2,802
2005 Distributions paid from:
Ordinary Income	$24,047
Long-term Capital Gain	64,092

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$20,284
Undistributed Long-term Capital Gain	$81,739
Post October Currency Loss Deferral	$(5)
Net Unrealized Appreciation (Depreciation)	$121,777	*

* Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$800,337
Unrealized Appreciation	$796,777
Unrealized (Depreciation)	$(674,997)
Net Unrealized Appreciation (Depreciation)	$121,780

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Equity Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

T. Rowe Price Equity Income (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $64,092 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

15

T. Rowe Price Equity Income

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between T. Rowe Price Equity Income (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and T. Rowe Price Associates, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance, noting that although the performance of the Portfolio was below median relative to its peers over the past one- and two-year periods, its performance was above median relative to its peers over the past three-, five- and ten-year periods, and competitive to the benchmark index over the past one-, two-, three-, five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board favorably noted the Portfolio's new pricing schedule, which, based upon current asset levels, should result in slightly lower management fees to the benefit of the Portfolio and its shareholders. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with

AEGON/Transamerica Series Trust

Annual Report 2005

16

T. Rowe Price Equity Income (continued)

ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not significantly reduce should Portfolio assets grow meaningfully, the Board determined that the investment advisory fees already reflect potential economies of scale to some extent by virtue of their competitive levels determined with reference to industry standards as reported by Lipper and the estimated profitability at current or foreseeable asset levels.  In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

17

T. Rowe Price Growth Stock

MARKET ENVIRONMENT

With the price of oil rising for most of the year, energy and utilities stocks dominated the market until the fourth quarter; when they gave back some of their tremendous earlier gains. But higher energy prices and rising interest rates were hard on the consumer, and many consumer-oriented stocks struggled. Growth companies in many sectors – health care and technology, for example – had solid business performance but had a hard time being noticed.

As a consequence, value stocks were again ahead of growth for the year. However, growth outperformed value in the second half. Strong performances by capital markets firms, health care services and biotechnologies, and Internet companies led the way as oil and utilities stocks slowed.

PERFORMANCE

For the year ended December 31, 2005, T. Rowe Price Growth Stock, Initial Class returned 6.16%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index and the Russell 1000 Growth Index returned 4.91% and 5.26%, respectively.

STRATEGY REVIEW

Our positioning in health care made the largest contribution to our outperformance. The health care services segment made consistent gains and our stock choices fared especially well. Leading contributors in this area included UnitedHealth Group Incorporated and WellPoint, Inc., both of which reported good earnings with continuing improvements in cost and pricing trends. In addition, key holdings in the biotechnology segment, notably Genentech, Inc. and Gilead Sciences, Inc., advanced on positive pharmaceutical developments.

Even though short-term interest rates rose throughout the year, many segments of the financials sector performed well. On an absolute basis, the financials sector performed well in the portfolio. Our focus on capital markets companies made a significant contribution on a relative basis as well; with State Street Corporation, UBS AG, Ameritrade Holding Corporation, and others posting strong returns. For most of the past year, we have focused on capital markets companies because we believe they have good earnings prospects and will not be unduly harmed by the rising interest-rate environment.

Our stock selection in the telecommunications services sector also added value over the benchmark. Most notably, our positions in Latin America wireless provider America Movil, S.A. de C.V. and tower operator Crown Castle International Corp. were strong performers, benefiting from subscriber growth and industry consolidation. We remain overweighted in this sector with a focus on the larger wireless service providers and tower operators.

The good results in these areas helped overcome some challenges. An underweight in the surging energy sector – a common position for a growth portfolio – held us back compared with the benchmark. We were also well exposed to the weakening consumer sectors, and our overweight on media companies in this sector proved especially not beneficial. But the largest detractor for the period was our position in the industrials and business services sector. Many of our chosen stocks, including Cendant Corporation, Tyco International Ltd., and Deere & Company, did not live up to our expectations and weighed down our relative results.

Robert W. Smith

Portfolio Manager
T. Rowe Price Associates, Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

1

T. Rowe Price Growth Stock

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	6.16%	1.15%	9.91%	12.15%	1/3/95
S&P 500[1]	4.91%	0.54%	9.07%	11.40%	1/3/95
Russell 1000 Growth[1]	5.26%	(3.58)%	6.73%	9.19%	1/3/95
Service Class	5.90%	–	–	14.07%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2000 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock of the Endeavor Series Trust.

AEGON/Transamerica Series Trust

Annual Report 2005

2

T. Rowe Price Growth Stock

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,075.00	0.88%	$4.60
Hypothetical(b)	1,000.00	1,020.77	0.88	4.48
Service Class
Actual	1,000.00	1,073.40	1.13	5.91
Hypothetical(b)	1,000.00	1,019.51	1.13	5.75

(a) Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.4%)
Aerospace (0.4%)
General Dynamics Corp.	11,900	$1,357
Air Transportation (0.3%)
Southwest Airlines Co.	68,200	1,120
Apparel & Accessory Stores (1.3%)
Kohl's Corp. ‡	89,300	4,340
Beverages (0.4%)
PepsiCo, Inc.	22,900	1,353
Business Services (1.7%)
Cendant Corp.	147,300	2,541
First Data Corp.	71,200	3,062
Chemicals & Allied Products (2.7%)
Monsanto Co.	50,000	3,876
Procter & Gamble Co.	60,157	3,482
Reckitt Benckiser PLC	41,994	1,385
Commercial Banks (7.3%)
Anglo Irish Bank Corp. PLC	187,500	2,837
Citigroup, Inc.	151,608	7,357
Northern Trust Corp.	66,300	3,436
State Street Corp.	66,300	3,676
UBS AG	72,400	6,877
Communication (2.2%)
Comcast Corp.- Special Class A ‡	64,500	1,657
Crown Castle International Corp. ‡	80,000	2,153
Liberty Media Corp.-Class A ‡	431,756	3,398
Communications Equipment (2.5%)
Corning, Inc. ‡	210,900	4,146
Nokia OYJ	119,300	2,175
QUALCOMM, Inc.	46,300	1,995
Computer & Data Processing Services (8.4%)
Affiliated Computer Services, Inc.-Class A ‡	21,800	1,290
Amdocs, Ltd. ‡	58,800	1,617
Automatic Data Processing, Inc.	77,400	3,552
Electronic Arts, Inc. ‡	19,000	994
Google, Inc.-Class A ‡	6,400	2,655
Juniper Networks, Inc. ‡	78,100	1,742
Microsoft Corp.	378,300	9,892
Oracle Corp. ‡†	234,400	2,862
Yahoo!, Inc. ‡	78,500	3,076
Computer & Office Equipment (2.9%)
Cisco Systems, Inc. ‡	68,400	1,171
Dell, Inc. ‡	198,800	5,962
EMC Corp. ‡	175,800	2,394

	Shares	Value
Department Stores (0.5%)
Wal-Mart de Mexico SA de CV-Class V	143,500	$796
Wal-Mart de Mexico SA, Sponsored ADR	16,900	937
Drug Stores & Proprietary Stores (0.7%)
Walgreen Co.	50,700	2,244
Educational Services (0.8%)
Apollo Group, Inc.-Class A ‡	44,700	2,702
Electronic & Other Electric Equipment (4.7%)
General Electric Co.	332,800	11,665
Harman International Industries, Inc.	20,200	1,977
Samsung Electronics Co., Ltd.	2,730	1,769
Electronic Components & Accessories (5.1%)
Analog Devices, Inc.	108,500	3,892
Intel Corp.	173,600	4,333
Marvell Technology Group, Ltd. ‡	36,700	2,058
Maxim Integrated Products, Inc.	74,000	2,682
Tyco International, Ltd.	47,544	1,372
Xilinx, Inc.	97,100	2,448
Entertainment (0.7%)
International Game Technology	74,100	2,281
Health Services (1.7%)
Caremark Rx, Inc. ‡	58,000	3,004
Quest Diagnostics, Inc.	53,300	2,744
Hotels & Other Lodging Places (1.1%)
MGM Mirage, Inc. ‡	15,500	568
Wynn Resorts, Ltd. ‡†	52,900	2,901
Industrial Machinery & Equipment (1.6%)
Baker Hughes, Inc. †	49,800	3,027
Deere & Co.	31,600	2,152
Instruments & Related Products (2.1%)
Danaher Corp.	104,800	5,846
Garmin, Ltd. †	16,400	1,088
Insurance (5.8%)
American International Group, Inc.	108,800	7,423
UnitedHealth Group, Inc.	129,000	8,016
WellPoint, Inc. ‡	44,300	3,535
Insurance Agents, Brokers & Service (1.7%)
Hartford Financial Services Group, Inc. (The)	37,300	3,204
Humana, Inc. ‡	9,500	516
Marsh & McLennan Cos., Inc. †	64,400	2,045
Life Insurance (0.5%)
Genworth Financial, Inc.-Class A	43,000	1,487
Lumber & Other Building Materials (1.1%)
Home Depot, Inc. (The)	87,700	3,550

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Management Services (1.8%)
Accenture, Ltd.-Class A	204,500	$5,904
Medical Instruments & Supplies (2.2%)
Medtronic, Inc.	56,500	3,253
St. Jude Medical, Inc. ‡	18,400	924
Stryker Corp.	36,000	1,599
Zimmer Holdings, Inc. ‡	23,600	1,592
Metal Mining (0.9%)
BHP Billiton, Ltd.	184,700	3,082
Mortgage Bankers & Brokers (0.4%)
Countrywide Financial Corp.	41,800	1,429
Motion Pictures (1.5%)
Discovery Holding Co.-Class A ‡	51,245	776
News Corp., Inc.-Class A	143,700	2,234
Time Warner, Inc.	102,900	1,795
Oil & Gas Extraction (1.5%)
Schlumberger, Ltd. †	51,600	5,013
Personal Credit Institutions (1.2%)
SLM Corp.	72,800	4,010
Petroleum Refining (2.8%)
Exxon Mobil Corp.	55,290	3,106
Murphy Oil Corp.	38,100	2,057
Total SA	15,900	3,982
Pharmaceuticals (6.4%)
Amgen, Inc. ‡	67,900	5,355
Genentech, Inc. ‡	25,500	2,359
Gilead Sciences, Inc. ‡	47,100	2,479
Johnson & Johnson	34,400	2,067
Novartis AG	66,500	3,487
Pfizer, Inc.	97,395	2,271
Roche Holding AG-Genusschein	13,800	2,067
Sepracor, Inc. ‡†	21,600	1,114
Radio & Television Broadcasting (0.9%)
Univision Communications, Inc.-Class A ‡	95,500	2,807
Radio, Television & Computer Stores (0.5%)
Best Buy Co., Inc.	35,650	1,550
Residential Building Construction (0.2%)
Lennar Corp.-Class A †	10,700	653
Retail Trade (0.7%)
Petsmart, Inc. †	85,100	2,184
Rubber & Misc. Plastic Products (0.8%)
NIKE, Inc.-Class B	29,800	2,586

	Shares	Value
Security & Commodity Brokers (5.5%)
American Express Co.	100,000	$5,146
Ameritrade Holding Corp. ‡	67,200	1,613
Charles Schwab Corp. (The)	160,700	2,357
E*TRADE Financial Corp. ‡	48,900	1,020
Franklin Resources, Inc.	16,700	1,570
Goldman Sachs Group, Inc. (The)	11,400	1,456
Legg Mason, Inc.	14,200	1,700
Merrill Lynch & Co., Inc.	48,000	3,251
Shoe Stores (0.4%)
Inditex SA	41,300	1,343
Telecommunications (2.9%)
America Movil SA de CV-Class L, ADR †	96,400	2,821
Rogers Communications, Inc.-Class B †	54,800	2,316
Sprint Nextel Corp.	69,083	1,614
TELUS Corp.	23,700	972
TELUS Corp. Non Voting Shares	27,100	1,091
Vodafone Group PLC	308,904	666
Variety Stores (2.9%)
Target Corp.	39,600	2,177
Wal-Mart Stores, Inc.	158,000	7,394
Water Transportation (1.1%)
Carnival Corp.	67,900	3,631
Wholesale Trade Nondurable Goods (0.6%)
SYSCO Corp.	60,100	1,866
Total Common Stocks (cost: $255,534)		307,431
	Principal	Value
SECURITY LENDING COLLATERAL (6.6%)
Debt (5.6%)
Bank Notes (0.2%)
Bank of America 4.27%, due 01/17/2006 *	$322	$322
4.31%, due 08/10/2006 *	264	264
Certificates Of Deposit (0.3%)
Barclays 4.31%, due 01/17/2006 *	203	203
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	287	287
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	115	115
Rabobank Nederland 4.10%, due 05/31/2006 *	287	287
Commercial Paper (0.6%)
Fairway Finance-144A 4.31%, due 01/10/2006	573	573

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Jupiter Securitization Corp.-144A 4.27%, due 01/05/2006	$287	$287
Paradigm Funding LLC-144A 4.30%, due 01/09/2006	113	113
Park Avenue Receivables Corp.-144A 4.27%, due 01/04/2006	285	285
Preferred Receivables Corp.-144A 4.31%, due 01/04/2006	228	228
Ranger Funding Co. LLC-144A 4.29%, due 01/18/2006	227	227
Sheffield Receivables Corp.-144A 4.26%, due 01/23/2006	138	138
Yorktown Capital LLC 4.27%, due 01/05/2006	287	287
Euro Dollar Overnight (0.9%)
Calyon 4.34%, due 01/05/2006	287	287
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	574 546	574 546
Harris Trust & Savings Bank 4.25%, due 01/05/2006	471	471
National Australia Bank 4.16%, due 01/03/2006	587	587
Rabobank Nederland 4.15%, due 01/03/2006	207	207
Wells Fargo 4.27%, due 01/03/2006	287	287
Euro Dollar Terms (1.9%)
Bank of Montreal 4.30%, due 01/19/2006	575	575
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	172 460	172 460
BNP Paribas 4.22%, due 01/24/2006	287	287
Dexia Group 4.25%, due 01/09/2006	287	287
Rabobank Nederland 4.21%, due 01/19/2006	517	517
Royal Bank of Canada 4.25%, due 01/24/2006	402	402
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	862 632	862 632
Societe Generale 4.28%, due 01/30/2006	575	575

	Principal	Value
Euro Dollar Terms (continued)
UBS AG 4.26%, due 01/10/2006	$575	$575
Wells Fargo 4.29%, due 01/30/2006	862	862
Promissory Notes (0.1%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	345 115	345 115
Repurchase Agreements (1.6%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $962 on 01/03/2006	962	962
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $2,295 on 01/03/2006	2,294	2,294
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $15 on 01/03/2006	15	15
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $1,839 on 01/03/2006	1,838	1,838
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $203 on 01/03/2006	203	203
	Shares	Value
Investment Companies (1.0%)
American Beacon Fund 1-day yield of 4.19%	78,764	$79
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	746,860	747
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	310,234	310
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	2,033,853	2,034
Total Security Lending Collateral (cost: $21,723)		21,723
Total Investment Securities (cost: $277,257)		$329,154

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

T. Rowe Price Growth Stock

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $21,071.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $5,419, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $1,851 or 0.6% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

T. Rowe Price Growth Stock

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $277,257) (including securities loaned of $21,071)	$329,154
Cash	9,460
Receivables:
Investment securities sold	330
Interest	23
Income from loaned securities	11
Dividends	353
Dividend reclaims receivable	8
339,339
Liabilities:
Investment securities purchased	846
Accounts payable and accrued liabilities:
Shares redeemed	373
Management and advisory fees	212
Service fees	1
Administration fees	5
Payable for collateral for securities on loan	21,723
Other	35
23,195
Net Assets	$316,144
Net Assets Consist of:
Capital stock ($.01 par value)	$138
Additional paid-in capital	253,254
Distributable net investment income (loss)	659
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	10,194
Net unrealized appreciation (depreciation) on:
Investment securities	51,897
Translation of assets and liabilites denominated in foreign currencies	2
Net Assets	$316,144
Net Assets by Class:
Initial Class	$311,913
Service Class	4,231
Shares Outstanding:
Initial Class	13,651
Service Class	186
Net Asset Value and Offering Price Per Share:
Initial Class	$22.85
Service Class	22.73

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$139
Dividends (net of withholding taxes on foreign dividends of $60)	3,372
Income from loaned securities-net	65
3,576
Expenses:
Management and advisory fees	2,527
Printing and shareholder reports	59
Custody fees	66
Administration fees	64
Legal fees	6
Audit fees	14
Trustees fees	11
Service fees:
Service Class	10
Other	8
Total expenses	2,765
Net Investment Income (Loss)	811
Net Realized Gain (Loss) from:
Investment securities	28,719
Foreign currency transactions	(123)
28,596
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(10,930)
Translation of assets and liabilities denominated in foreign currencies	1
(10,929)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	17,667
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,478

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

T. Rowe Price Growth Stock

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$811	$1,716
Net realized gain (loss) from investment securities and foreign currency transactions	28,596	22,043
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	(10,929)	6,306
	18,478	30,065
Distributions to Shareholders:
From net investment income:
Initial Class	(1,558)	(459)
Service Class	(20)	(3)
	(1,578)	(462)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	18,296	18,155
Service Class	2,738	2,619
	21,034	20,774
Dividends and distributions reinvested:
Initial Class	1,558	459
Service Class	20	3
	1,578	462
Cost of shares redeemed:
Initial Class	(58,107)	(39,498)
Service Class	(1,760)	(555)
	(59,867)	(40,053)
	(37,255)	(18,817)
Net increase (decrease) in net assets	(20,355)	10,786
Net Assets:
Beginning of year	336,499	325,713
End of year	$316,144	$336,499
Distributable Net Investment Income (Loss)	$659	$1,552

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	852	905
Service Class	129	132
	981	1,037
Shares issued–reinvested from distributions:
Initial Class	72	25
Service Class	1	—
	73	25
Shares redeemed:
Initial Class	(2,693)	(1,990)
Service Class	(82)	(28)
	(2,775)	(2,018)
Net increase (decrease) in shares outstanding:
Initial Class	(1,769)	(1,060)
Service Class	48	104
	(1,721)	(956)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

T. Rowe Price Growth Stock

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$21.63	$0.06		$1.27	$1.33	$(0.11)	$–	$(0.11)	$22.85
	12/31/2004	19.72	0.11		1.83	1.94	(0.03)	–	(0.03)	21.63
	12/31/2003	15.09	0.03		4.61	4.64	(0.01)	–	(0.01)	19.72
	12/31/2002	19.56	0.02		(4.48)	(4.46)	(0.01)	–	(0.01)	15.09
	12/31/2001	25.62	0.02		(2.37)	(2.35)	–	(3.71)	(3.71)	19.56
Service Class	12/31/2005	21.55	–	(h)	1.27	1.27	(0.09)	–	(0.09)	22.73
	12/31/2004	19.70	0.09		1.79	1.88	(0.03)	–	(0.03)	21.55
	12/31/2003	16.08	–	(h)	3.62	3.62	–	–	–	19.70

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	6.16%	$311,913	0.86%	0.86%	0.26%	38%
	12/31/2004	9.86	333,533	0.84	0.84	0.53	38
	12/31/2003	30.76	325,035	0.84	0.84	0.20	38
	12/31/2002	(22.81)	222,912	0.87	0.92	0.12	48
	12/31/2001	(10.04)	229,751	0.91	0.93	0.11	67
Service Class	12/31/2005	5.90	4,231	1.11	1.11	– (h)	38
	12/31/2004	9.56	2,966	1.10	1.10	0.47	38
	12/31/2003	22.51	678	1.12	1.12	0.01	38

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  T. Rowe Price Growth Stock (the "Fund") share classes commenced operations as follows:

Initial Class – January 3, 1995
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  Rounds to less than $0.01 or 0.01%.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Growth Stock (the "Fund") is a part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $19 are included in net realized gains in the Statement of Operations.

AEGON/Transamerica Series Trust

Annual Report 2005

11

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $28, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.775% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.89% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that they manage in ATST. The amount of the discount received by the Fund at December 31, 2005 was $24.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is

AEGON/Transamerica Series Trust

Annual Report 2005

12

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $16.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$117,015
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	157,239
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions and post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(126)
Accumulated net realized gain (loss) from investment securities	126

The capital loss carryforward utilized during the year ended December 31, 2005 was $13,436.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$462
Long-term Capital Gain
2005 Distributions paid from:
Ordinary Income	1,578
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$1,558
Undistributed Long-term Capital Gain	$10,887
Post October Currency Loss Deferral	$(17)
Net Unrealized Appreciation (Depreciation)	$50,324	*

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$278,832
Unrealized Appreciation	$54,704
Unrealized (Depreciation)	(4,382)
Net Unrealized Appreciation (Depreciation)	$50,322

AEGON/Transamerica Series Trust

Annual Report 2005

13

T. Rowe Price Growth Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Growth Stock

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

15

T. Rowe Price Growth Stock

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between T. Rowe Price Growth Stock (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and T. Rowe Price Associates, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior investment performance, noting that the performance of the Portfolio was above median relative to its peers over the past one-, two-, three-, five- and ten-year periods, and superior to the benchmark index over the past one-, two-, three-, five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board favorably noted the Portfolio's new pricing schedule, which results in lower asset-based management and sub-advisory fee breakpoints, which, based upon current asset levels, should result in lower management fees to the benefit of the Portfolio and its shareholders. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and

AEGON/Transamerica Series Trust

Annual Report 2005

16

T. Rowe Price Growth Stock (continued)

other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board favorably noted, as mentioned in the above section, that the Portfolio's new pricing schedule will result in lower asset-based management and sub-advisory fee breakpoints. The Board concluded that the asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefit investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

17

T. Rowe Price Small Cap

MARKET ENVIRONMENT

Small-cap growth stocks produced a third consecutive year of positive returns in 2005. Despite soaring energy costs and rising short-term interest rates, stocks gradually worked their way higher – supported by firm economic and corporate earnings growth and merger activity – and finished near their highest levels of the year amid hopes that the Federal Reserve Board ("Fed") would soon stop raising short-term rates.

PERFORMANCE

For the year ended December 31, 2005, T. Rowe Price Small Cap, Initial Class returned 10.61%. By comparison its primary and former benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index returned 4.15% and 4.55%, respectively.

STRATEGY REVIEW

Favorable stock selection in several sectors, such as health care, industrials and business services, and information technology, drove our outperformance.

The U.S. economy performed well in 2005, growing by more than 3%. As the year drew to a close, factory output was strong, housing activity was moderating, and employment trends remained favorable. In addition, crude oil and gasoline prices were well below their post-Hurricane Katrina peaks, which helped lift consumer sentiment and tempered fears of a significant acceleration of inflation.

Nevertheless, the Fed persisted in raising short-term interest rates at a gradual pace. In 2005, the central bank lifted the federal funds target rate from 2.25% to 4.25%, a level not seen in more than four years. However, there have been increasing signs that the Fed may be nearing the end of its rate tightening program, which began 18 months ago when the fed funds rate was 1.00%.

Small-cap shares narrowly lagged their large-cap peers in 2005; the Russell 2000 Index returned 4.55% versus 4.91% for the Standard and Poor's 500 Composite Stock Index. As measured by various Russell indexes, value stocks generally outperformed growth across all market capitalizations for the full year, but the relative performance of growth stocks improved notably in the second half. In the small-cap growth universe energy and utilities stocks led the advance. Technology and financial shares lagged substantially.

In the health care sector, overweighting providers and services companies and favorable stock selection within that industry – such as Computer Programs and Systems, Inc., which was our largest contributor to performance in 2005, as well as Accredo Health, Incorporated and WellChoice, Inc., which were acquired by Medco Health Solutions, Inc. and WellPoint, Inc., respectively – greatly helped our performance advantage. Coventry Health Care, Inc. and Omnicare, Inc. also performed very well; in fact, these successful long-term holdings have become mid-cap companies, which is what we hope to see all of our holdings become over time. Our equipment and supply company investments also did well, and stock selection among biotechnology stocks contributed to our favorable results. Stellar performers included Cephalon, Inc., Vertex Pharmaceuticals Incorporated, and Abgenix, Inc., which is being bought by Amgen Inc.

The energy sector, though a fairly small part of our opportunity set, produced substantial gains in 2005 as oil prices surged to $70 per barrel by late August. Virtually all of our holdings appreciated; two of our largest contributors in the sector were Cal Dive International, Inc., a marine contractor and operator of offshore oil facilities, and Spinnaker Exploration Company, which was acquired by Norwegian company Norsk Hydro ASA.

In the industrials and business services sector, good performance of commercial services and supply companies helped our relative results. Two of our top performers in this industry were The Corporate Executive Board Company, which provides professional services to corporations and executives, and medical waste management company Stericycle, Inc. Air freight and logistics companies performed relatively well, and the portfolio benefited from our overweighting.

Although consumer discretionary stock performance improved somewhat in the last few months, the sector's full-year results were generally lackluster, as gains in specialty retailers were partially offset by weakness among media, hotel, and restaurant stocks. Our overweights in leisure equipment and diversified consumer services stocks detracted from our relative performance in 2005. However, our stock selection was strong in those industries.

Paul W. Wojcik, CFA

Portfolio Manager
T. Rowe Price Associates, Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

1

T. Rowe Price Small Cap

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	10.61%	2.37%	5.46%	5/3/99
Russell 2000 Growth[1]	4.15%	2.28%	2.27%	5/3/99
Russell 2000[1]	4.55%	8.22%	8.23%	5/3/99
Service Class	10.40%	–	20.18%	5/1/03

NOTES

1  The Russell 2000 Growth (Russell 2000 Growth) Index and Russell 2000 (Russell 2000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2004, the Fund had selected Russell 2000 as its benchmark measure; however, the Russell 2000 Growth is more appropriate for comparison purposes. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

T. Rowe Price Small Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,086.70	0.82%	$4.31
. Hypothetical (b)	1,000.00	1,021.07	0.82	4.18
Service Class
Actual	1,000.00	1,085.40	1.07	5.62
Hypothetical (b)	1,000.00	1,019.81	1.07	5.45

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (81.1%)
Air Transportation (1.0%)
Airtran Holdings, Inc. ‡†	34,900	$559
Frontier Airlines, Inc. ‡†	25,600	237
Skywest, Inc.	122,900	3,301
Amusement & Recreation Services (1.1%)
International Speedway Corp.–Class A	7,500	359
Station Casinos, Inc.	46,400	3,146
WMS Industries, Inc. ‡†	45,200	1,134
Apparel & Accessory Stores (1.4%)
Christopher & Banks Corp.	35,500	667
HOT Topic, Inc. ‡†	58,000	827
Pacific Sunwear of California, Inc. ‡†	69,693	1,737
Ross Stores, Inc. †	25,500	737
Urban Outfitters, Inc. ‡†	68,600	1,736
Apparel Products (0.8%)
Gymboree Corp. ‡	75,900	1,776
Quiksilver, Inc. ‡	124,100	1,718
Auto Repair, Services & Parking (0.2%)
Dollar Thrifty Automotive Group ‡	24,100	869
Automotive (0.7%)
Oshkosh Truck Corp.	63,022	2,810
Automotive Dealers & Service Stations (1.0%)
MarineMax, Inc. ‡	45,900	1,449
O'Reilly Automotive, Inc. ‡	85,700	2,743
Beverages (0.0%)
Boston Beer Co., Inc.–Class A ‡	7,800	195
Business Services (3.0%)
Aptimus, Inc. ‡	41,100	325
ChoicePoint, Inc. ‡	44,600	1,985
Computer Programs & Systems, Inc.	95,700	3,965
Getty Images, Inc. ‡†	21,800	1,946
Heartland Payment Systems, Inc. ‡	12,600	273
Iron Mountain, Inc. ‡	35,150	1,484
Jupitermedia Corp. ‡	71,200	1,052
MoneyGram International, Inc.	40,800	1,064
SupportSoft, Inc. ‡	64,000	270
Commercial Banks (1.6%)
Boston Private Financial Holdings, Inc.	44,900	1,366
CapitalSource, Inc. †	13,600	305
East-West Bancorp, Inc.	40,000	1,460
Investors Financial Services Corp. ●	24,900	917
SVB Financial Group ‡	22,900	1,073
UCBH Holdings, Inc.	86,400	1,545

	Shares	Value
Communication (0.5%)
Global Payments, Inc.	45,820	$2,136
Communications Equipment (1.2%)
Inter-Tel, Inc.	77,600	1,519
Lifeline Systems, Inc. ‡	7,600	278
Plantronics, Inc.	57,200	1,619
Polycom, Inc. ‡	36,412	557
Powerwave Technologies, Inc. ‡†	69,500	874
Computer & Data Processing Services (10.9%)
Activision, Inc. ‡	141,310	1,942
Actuate Corp. ‡	175,400	551
Agile Software Corp. ‡	131,800	788
Avocent Corp. ‡	14,050	382
Blue Coat Systems, Inc. ‡†	34,000	1,554
Borland Software Corp. ‡	75,300	492
CACI International, Inc.–Class A ‡	27,700	1,589
CNET Networks, Inc. ‡†	83,400	1,225
Cognex Corp.	41,100	1,237
Cognizant Technology Solutions Corp. ‡	29,800	1,500
Cybersource Corp. ‡	77,600	512
Digital Insight Corp. ‡	45,100	1,444
Digital River, Inc. ‡†	17,200	512
Earthlink, Inc. ‡	20,000	222
F5 Networks, Inc. ‡	35,700	2,042
Factset Research Systems, Inc. †	32,050	1,319
Fair Isaac Corp.	55,334	2,444
Filenet Corp. ‡	25,100	649
Global Cash Access, Inc. ‡	31,800	464
Hyperion Solutions Corp. ‡	70,650	2,531
Informatica Corp. ‡	90,900	1,091
Inforte Corp.	282,600	1,116
Jack Henry & Associates, Inc.	37,700	719
JAMDAT Mobile, Inc. ‡†	52,700	1,401
Kenexa Corp. ‡	29,600	625
MatrixOne, Inc. ‡	175,100	874
Motive, Inc. ‡	68,900	213
MTC Technologies, Inc. ‡	41,100	1,125
NAVTEQ Corp. ‡	15,500	680
NCI, Inc.–Class A ‡	129,800	1,782
NetIQ Corp. ‡	15,800	194
Open Solutions, Inc. ‡	28,100	644
Packeteer, Inc. ‡	89,800	698
Quest Software, Inc. ‡	22,900	334
Radiant Systems, Inc. ‡	95,750	1,164
Red Hat, Inc. ‡†	58,000	1,580
RightNow Technologies, Inc. ‡†	83,900	1,549
RSA Security, Inc. ‡	9,800	110
Serena Software, Inc. ‡	36,500	856

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Computer & Data Processing Services (continued)
SI International, Inc. ‡	10,300	$315
SRA International, Inc.–Class A ‡	72,500	2,214
Taleo Corp.–Class A ‡	55,800	741
Websense, Inc. ‡†	28,500	1,871
Computer & Office Equipment (0.9%)
Maxtor Corp. ‡	62,000	430
ScanSource, Inc. ‡	27,400	1,498
Zebra Technologies Corp.–Class A ‡	46,925	2,011
Construction (0.4%)
Insituform Technologies, Inc.–Class A ‡	26,400	511
MDC Holdings, Inc.	21,995	1,363
Drug Stores & Proprietary Stores (0.1%)
Drugstore.Com, Inc. ‡	179,400	511
Educational Services (1.2%)
Corinthian Colleges, Inc. ‡	56,100	661
Education Management Corp. ‡	70,000	2,346
ITT Educational Services, Inc. ‡	33,400	1,974
Electrical Goods (0.3%)
Hughes Supply, Inc.	31,900	1,144
Electronic & Other Electric Equipment (0.7%)
Aeroflex, Inc. ‡	181,200	1,948
Harman International Industries, Inc.	7,000	685
SBS Technologies, Inc. ‡	48,400	487
Electronic Components & Accessories (5.8%)
Advanced Energy Industries, Inc. ‡	121,900	1,442
AMIS Holdings, Inc. ‡	33,900	361
ATMI, Inc. ‡†	31,200	873
Ceradyne, Inc. ‡†	39,800	1,743
Color Kinetics, Inc. ‡†	103,300	1,486
Cymer, Inc. ‡†	42,600	1,513
Dolby Laboratories, Inc.–Class A ‡	29,900	510
Exar Corp. ‡	41,700	522
Integrated Device Technology, Inc. ‡	53,820	709
Integrated Silicon Solutions, Inc. ‡	89,300	575
Intersil Corp.–Class A	71,360	1,775
Mercury Computer Systems, Inc. ‡	48,800	1,007
Micrel, Inc. ‡	26,700	310
Microchip Technology, Inc.	6,637	213
Microsemi Corp. ‡	43,500	1,203
Omnivision Technologies, Inc. ‡†	33,200	663
ON Semiconductor Corp. ‡†	182,100	1,007
Pericom Semiconductor Corp. ‡	32,100	256
Semtech Corp. ‡	49,000	895
Silicon Storage Technology, Inc. ‡	80,200	405
Tessera Technologies, Inc. ‡†	27,300	706
Triquint Semiconductor, Inc. ‡	87,861	391

	Shares	Value
Electronic Components & Accessories (continued)
TTM Technologies, Inc. ‡	204,800	$1,925
Varian Semiconductor Equipment Associates, Inc. ‡†	38,800	1,704
Virage Logic Corp. ‡	62,900	621
Zoran Corp. ‡	81,682	1,324
Environmental Services (0.7%)
Stericycle, Inc. ‡	27,600	1,625
Waste Connections, Inc. ‡	37,550	1,294
Fabricated Metal Products (0.2%)
Simpson Manufacturing Co., Inc.	22,600	822
Food & Kindred Products (0.1%)
Peet's Coffee & Tea, Inc. ‡†	11,600	352
Furniture & Home Furnishings Stores (0.3%)
Williams-Sonoma, Inc. ‡	25,900	1,118
Health Services (4.3%)
Amedisys, Inc. ‡†	33,500	1,415
Amsurg Corp. ‡	3,300	75
Community Health Systems, Inc. ‡	25,200	966
Coventry Health Care, Inc. ‡	44,450	2,532
DaVita, Inc. ‡	51,500	2,608
Gentiva Health Services, Inc. ‡	34,000	501
LifePoint Hospitals, Inc. ‡	24,900	934
Manor Care, Inc.	24,400	970
Matria Healthcare, Inc. ‡	29,950	1,161
Omnicare, Inc.	37,900	2,169
Option Care, Inc.	19,400	259
Renal Care Group, Inc. ‡	22,100	1,046
Symbion, Inc. ‡†	50,700	1,166
Triad Hospitals, Inc. ‡	15,100	592
United Surgical Partners International, Inc. ‡	44,000	1,415
Holding & Other Investment Offices (0.7%)
Affiliated Managers Group ‡†	34,300	2,753
Hotels & Other Lodging Places (0.0%)
Orient-Express Hotels, Ltd.	5,500	173
Industrial Machinery & Equipment (1.8%)
Actuant Corp.–Class A	47,500	2,651
Brooks Automation, Inc. ‡†	14,800	185
Engineered Support Systems, Inc.	43,400	1,807
Entegris, Inc. ‡	79,700	751
FMC Technologies, Inc. ‡†	20,500	880
Oil States International, Inc. ‡†	42,900	1,359

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Instruments & Related Products (2.7%)
Anaren, Inc. ‡	14,800	$231
Cohu, Inc.	41,900	958
Cyberoptics Corp. ‡	160,500	2,164
Dionex Corp. ‡	9,450	464
FLIR Systems, Inc. ‡†	68,900	1,539
Fossil, Inc. ‡†	86,012	1,850
Herley Industries, Inc. ‡	10,400	172
II-VI, Inc. ‡	30,500	545
Itron, Inc. ‡	15,700	629
Mine Safety Appliances Co.	33,400	1,209
Orbotech, Ltd. ‡	33,200	796
Varian, Inc. ‡	14,600	581
Insurance (0.9%)
Max Reinsurance Capital, Ltd.	39,600	1,028
RenaissanceRe Holdings, Ltd.	11,500	507
Stancorp Financial Group, Inc.	33,800	1,688
Triad Guaranty, Inc. ‡†	13,000	572
Insurance Agents, Brokers & Service (0.3%)
Brown & Brown, Inc. †	35,400	1,081
Leather & Leather Products (0.2%)
Timberland Co.–Class A ‡	19,400	631
Management Services (1.9%)
Corporate Executive Board Co.	49,000	4,395
Navigant Consulting, Inc. ‡	34,300	754
Resources Connection, Inc. ‡	103,000	2,684
Manufacturing Industries (0.5%)
Daktronics, Inc.	14,100	417
Shuffle Master, Inc. ‡†	61,750	1,552
Medical Instruments & Supplies (6.1%)
American Medical Systems Holdings, Inc. ‡	18,800	335
Armor Holdings, Inc. ‡†	22,300	951
Arthocare Corp. ‡†	38,900	1,639
Aspect Medical Systems, Inc. ‡†	67,500	2,319
DENTSPLY International, Inc.	24,600	1,321
Hologic, Inc. ‡	68,000	2,579
ICU Medical, Inc. ‡†	48,000	1,882
Inamed Corp. ‡	28,950	2,538
Integra LifeSciences Holdings Corp. ‡†	28,800	1,021
Kyphon, Inc. ‡†	35,800	1,462
Mentor Corp. †	16,600	765
Merit Medical Systems, Inc. ‡	34,700	421
Respironics, Inc. ‡	73,300	2,717
Steris Corp.	65,000	1,626
Techne Corp. ‡	25,700	1,443
Thoratec Corp. ‡†	100,000	2,069
Wright Medical Group, Inc. ‡†	17,000	347

	Shares	Value
Motion Pictures (1.1%)
Avid Technology, Inc. ‡	72,879	$3,991
Macrovision Corp. ‡	34,500	577
Oil & Gas Extraction (4.6%)
Atwood Oceanics, Inc. ‡	5,500	429
Bill Barrett Corp. ‡	60,900	2,351
Cabot Oil & Gas Corp.	45,000	2,030
CAL Dive International, Inc. ‡†	86,000	3,087
Comstock Resources, Inc. ‡	97,300	2,969
Forest Oil Corp. ‡	32,500	1,481
Global Industries, Ltd. ‡	58,900	669
Grey Wolf, Inc. ‡†	52,700	407
Helmerich & Payne, Inc.	14,000	867
Patterson-UTI Energy, Inc.	51,100	1,684
Stone Energy Corp. ‡	24,300	1,106
Unit Corp. ‡	37,500	2,064
Personal Services (0.2%)
Jackson Hewitt Tax Service, Inc.	25,700	712
Pharmaceuticals (5.5%)
Abgenix, Inc. ‡†	63,900	1,375
Alkermes, Inc. ‡†	50,700	969
Amylin Pharmaceuticals, Inc. ‡†	22,400	894
Andrx Corp. ‡	16,700	275
BioMarin Pharmaceuticals, Inc. ‡	32,500	350
Bradley Pharmaceuticals, Inc. ‡†	17,900	170
Cephalon, Inc. ‡†	10,614	687
Charles River Laboratories International, Inc. ‡	24,200	1,025
Digene Corp. ‡	58,500	1,706
Henry Schein, Inc. ‡†	10,600	463
Idexx Laboratories, Inc. ‡	9,600	691
Immucor, Inc. ‡	7,000	164
InterMune, Inc. ‡†	20,900	351
Invitrogen Corp. ‡	24,100	1,606
Martek Biosciences Corp. ‡†	31,600	778
Medicines Co. ‡†	71,900	1,255
Medicis Pharmaceutical Corp.–Class A †	42,600	1,365
Myogen, Inc. ‡	16,500	498
Neurocrine Biosciences, Inc. ‡	26,800	1,681
Noven Pharmaceuticals, Inc. ‡	64,000	968
Par Pharmaceutical Cos., Inc. ‡†	9,300	291
Protein Design Labs, Inc. ‡†	81,100	2,305
Rigel Pharmaceuticals, Inc. ‡†	45,500	380
Salix Pharmaceuticals, Ltd. ‡	76,123	1,338
Taro Pharmaceuticals Industries ‡†	18,200	254
Valeant Pharmaceuticals International	20,300	367
Vertex Pharmaceuticals, Inc. ‡	25,150	696

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Primary Metal Industries (0.2%)
Lone Star Technologies, Inc. ‡	3,300	$170
Steel Dynamics, Inc. †	20,800	739
Printing & Publishing (0.1%)
Scholastic Corp. ‡	9,800	279
Valassis Communications, Inc. ‡	11,300	329
Radio & Television Broadcasting (0.7%)
COX Radio, Inc.–Class A ‡	34,200	482
Entercom Communications Corp. ‡	21,100	626
Gray Television, Inc.	38,700	380
Radio One, Inc.–Class D ‡	81,700	846
Regent Communications, Inc. ‡	78,200	363
Spanish Broadcasting System, Inc.–Class A ‡	37,900	194
Radio, Television & Computer Stores (0.2%)
GameStop Corp.–Class A ‡†	27,700	881
Research & Testing Services (2.1%)
Advisory Board Co. (The) ‡	74,800	3,566
Exelixis, Inc. ‡	36,100	340
Gen-Probe, Inc. ‡	25,900	1,264
Incyte Corp. ‡	120,200	642
iRobot Corp. ‡†	19,000	633
Pharmaceutical Product Development, Inc.	24,400	1,512
Senomyx, Inc. ‡	48,900	593
Residential Building Construction (0.3%)
Toll Brothers, Inc. ‡†	31,300	1,084
Restaurants (2.1%)
BJ's Restaurants, Inc. ‡	63,800	1,458
CEC Entertainment, Inc. ‡	29,200	994
Cheesecake Factory (The) ‡†	28,800	1,077
PF Chang's China Bistro, Inc. ‡†	38,800	1,926
Rare Hospitality International, Inc. ‡	58,275	1,771
Sonic Corp. ‡	46,762	1,379
Retail Trade (2.1%)
AC Moore Arts & Crafts, Inc. ‡†	112,900	1,643
Coldwater Creek, Inc. ‡	66,900	2,042
Hibbett Sporting Goods, Inc. ‡	64,800	1,846
Marvel Entertainment, Inc. ‡†	34,500	565
Michaels Stores, Inc.	33,500	1,185
Sportsman's Guide (The), Inc. ‡	34,000	811
Zumiez, Inc. ‡	11,600	501
Rubber & Misc. Plastic Products (0.2%)
Applied Films Corp. ‡	17,200	357
Trex Co., Inc. ‡†	21,500	603

	Shares	Value
Security & Commodity Brokers (1.0%)
Eaton Vance Corp.	38,100	$1,042
Greenhill & Co., Inc. †	16,700	938
IntercontinentalExchange, Inc. ‡	8,500	309
Raymond James Financial, Inc.	48,400	1,823
Social Services (0.5%)
Bright Horizons Family Solutions, Inc. ‡	54,800	2,030
Stone, Clay & Glass Products (0.4%)
Gentex Corp. †	79,900	1,558
Telecommunications (1.0%)
Adtran, Inc.	56,900	1,692
NII Holdings, Inc.–Class B ‡†	29,400	1,284
Novatel Wireless, Inc. ‡†	9,500	115
Ubiquitel, Inc. ‡	39,600	392
Wireless Facilities, Inc. ‡	171,300	874
Transportation & Public Utilities (0.9%)
UTI Worldwide, Inc.	39,600	3,676
Transportation Equipment (0.3%)
Thor Industries, Inc.	29,900	1,198
Trucking & Warehousing (1.1%)
Forward Air Corp.	33,900	1,242
Old Dominion Freight Line, Inc. ‡	69,675	1,880
US Xpress Enterprises, Inc.–Class A ‡	31,000	539
Werner Enterprises, Inc.	40,600	800
Variety Stores (0.2%)
Fred's, Inc. †	60,550	985
Wholesale Trade Durable Goods (1.7%)
Cytyc Corp. ‡	54,600	1,541
Insight Enterprises, Inc. ‡	38,700	759
Interline Brands, Inc. ‡	7,300	166
Patterson Cos., Inc. ‡	23,900	798
Reliance Steel & Aluminum Co.	3,600	220
SCP Pool Corp.	48,687	1,812
Symyx Technologies, Inc. ‡	55,600	1,517
West Marine, Inc. ‡†	13,500	189
Wholesale Trade Nondurable Goods (1.1%)
SunOpta, Inc. ‡†	291,600	1,534
Tractor Supply Co. ‡	26,400	1,398
United Natural Foods, Inc. ‡	59,500	1,571
Total Common Stocks (cost: $280,231)		336,766

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (18.9%)
Debt (16.1%)
Bank Notes (0.5%)
Bank of America
4.27%, due 01/17/2006 *	$1,160	$1,160
4.31%, due 08/10/2006 *	953	953
Certificates Of Deposit (0.8%)
Barclays 4.31%, due 01/17/2006 *	732	732
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	1,036	1,036
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	414	414
Rabobank Nederland 4.10%, due 05/31/2006 *	1,036	1,036
Commercial Paper (1.8%)
Fairway Finance–144A 4.31%, due 01/10/2006	2,067	2,067
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	1,036	1,036
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	406	406
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	1,029	1,029
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	823	823
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	818	818
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	497	497
Yorktown Capital LLC 4.27%, due 01/05/2006	1,036	1,036
Euro Dollar Overnight (2.6%)
Calyon 4.34%, due 01/05/2006	1,036	1,036
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	2,072 1,968	2,072 1,968
Harris Trust & Savings Bank 4.25%, due 01/05/2006	1,699	1,699
National Australia Bank 4.16%, due 01/03/2006	2,115	2,115
Rabobank Nederland 4.15%, due 01/03/2006	746	746
Wells Fargo 4.27%, due 01/03/2006	1,036	1,036

	Principal	Value
Euro Dollar Terms (5.4%)
Bank of Montreal
4.30%, due 01/19/2006	$2,072	$2,072
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	621 1,657	621 1,657
BNP Paribas 4.22%, due 01/24/2006	1,036	1,036
Dexia Group 4.25%, due 01/09/2006	1,036	1,036
Rabobank Nederland 4.21%, due 01/19/2006	1,864	1,864
Royal Bank of Canada 4.25%, due 01/24/2006	1,450	1,450
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	3,107 2,279	3,107 2,279
Societe Generale 4.28%, due 01/30/2006	2,072	2,072
UBS AG 4.26%, due 01/10/2006	2,072	2,072
Wells Fargo 4.29%, due 01/30/2006	3,107	3,107
Promissory Notes (0.4%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	1,243 414	1,243 414
Repurchase Agreements (4.6%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $3,469 on 01/03/2006	3,468	3,468
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $8,276 on 01/03/2006	8,272	8,272
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $55 on 01/03/2006	55	55
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $6,632 on 01/03/2006	6,629	6,629
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $731 on 01/03/2006	731	731

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (2.8%)
American Beacon Fund 1–day yield of 4.19%	284,015	$284
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	2,693,113	2,693
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	1,118,678	1,119
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	7,333,899	7,334
Total Security Lending Collateral (cost: $78,330)		78,330
Total Investment Securities (cost: $358,561)		$415,096

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $75,262.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $19,539, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

●  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $6,676 or 1.6% of the total investments of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

T. Rowe Price Small Cap

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $358,561) (including securities loaned of $75,262)	$415,096
Cash	5,892
Receivables:
Investment securities sold	3,175
Shares sold	65
Interest	22
Income from loaned securities	6
Dividends	82
424,338
Liabilities:
Investment securities purchased	1,051
Accounts payable and accrued liabilities:
Shares redeemed	1,143
Management and advisory fees	215
Service fees	4
Administration fees	6
Payable for collateral for securities on loan	78,330
Other	31
80,780
Net Assets	$343,558
Net Assets Consist of:
Capital stock ($.01 par value)	$310
Additional paid-in capital	263,569
Distributable net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities	23,144
Net unrealized appreciation (depreciation) on investment securities	56,535
Net Assets	$343,558
Net Assets by Class:
Initial Class	$326,681
Service Class	16,877
Shares Outstanding:
Initial Class	29,486
Service Class	1,535
Net Asset Value and Offering Price Per Share:
Initial Class	$11.08
Service Class	11.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$109
Dividends	1,136
Income from loaned securities-net	125
1,370
Expenses:
Management and advisory fees	2,279
Printing and shareholder reports	44
Custody fees	55
Administration fees	61
Legal fees	6
Audit fees	14
Trustees fees	10
Service fees:
Service Class	27
Other	8
Total expenses	2,504
Net Investment Income (Loss)	(1,134)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	24,649
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	6,157
Net Realized and Unrealized Gain (Loss) on Investment Securities	30,806
Net Increase (Decrease) in Net Assets Resulting from Operations	$29,672

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

T. Rowe Price Small Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(1,134)	$(2,585)
Net realized gain (loss) from investment securities	24,649	73,201
Change in unrealized appreciation (depreciation) on investment securities	6,157	(33,448)
	29,672	37,168
Distributions to Shareholders:
From net realized gains:
Initial Class	(58,492)	–
Service Class	(2,362)	–
	(60,854)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	95,597	74,243
Service Class	14,298	7,396
	109,895	81,639
Dividends and distributions reinvested:
Initial Class	58,492	–
Service Class	2,362	–
	60,854	–
Cost of shares redeemed:
Initial Class	(105,737)	(346,574)
Service Class	(6,049)	(1,936)
	(111,786)	(348,510)
	58,963	(266,871)
Net increase (decrease) in net assets	27,781	(229,703)
Net Assets:
Beginning of year	315,777	545,480
End of year	$343,558	$315,777
Distributable Net Investment Income (Loss)	$–	$–

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	8,435	6,403
Service Class	1,252	647
	9,687	7,050
Shares issued–reinvested from distributions:
Initial Class	5,587	–
Service Class	227	–
	5,814	–
Shares redeemed:
Initial Class	(9,498)	(30,061)
Service Class	(556)	(173)
	(10,054)	(30,234)
Net increase (decrease) in shares outstanding:
Initial Class	4,524	(23,658)
Service Class	923	474
	5,447	(23,184)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

T. Rowe Price Small Cap

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.35	$(0.04)	$1.21	$1.17	$–	$(2.44)	$(2.44)	$11.08
	12/31/2004	11.19	(0.06)	1.22	1.16	–	–	–	12.35
	12/31/2003	7.97	(0.05)	3.27	3.22	–	–	–	11.19
	12/31/2002	10.97	(0.07)	(2.93)	(3.00)	–	–	–	7.97
	12/31/2001	12.15	(0.08)	(1.10)	(1.18)	–	–	–	10.97
Service Class	12/31/2005	12.30	(0.07)	1.21	1.14	–	(2.44)	(2.44)	11.00
	12/31/2004	11.17	(0.08)	1.21	1.13	–	–	–	12.30
	12/31/2003	8.31	(0.05)	2.91	2.86	–	–	–	11.17

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	10.61%	$326,681	0.81%	0.81%	(0.36)%	49%
	12/31/2004	10.37	308,252	0.79	0.79	(0.51)	27
	12/31/2003	40.40	543,942	0.80	0.80	(0.54)	17
	12/31/2002	(27.35)	115,309	0.96	0.96	(0.75)	39
	12/31/2001	(9.71)	58,099	1.00	1.05	(0.73)	42
Service Class	12/31/2005	10.40	16,877	1.06	1.06	(0.63)	49
	12/31/2004	10.12	7,525	1.05	1.05	(0.74)	27
	12/31/2003	34.42	1,538	1.05	1.05	(0.74)	17

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  T. Rowe Price Small Cap (the "Fund") share classes commenced operations as follows:

Initial Class – May 3, 1999
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

12

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust, Inc. ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. T. Rowe Price Small Cap (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $3 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $53, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

AEGON/Transamerica Series Trust

Annual Report 2005

13

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation-Conservative Portfolio	$5,055	1.47%
Asset Allocation-Moderate Portfolio	30,172	8.78%
Total	$35,227	10.25%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that they manage in ATST. The amount of the discount received by the Fund for the year ended December 31, 2005 was $24.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings,

AEGON/Transamerica Series Trust

Annual Report 2005

14

T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $17.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$149,948
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	156,232
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and net operating loss.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	(932)
Distributable net investment income (loss)	1,134
Accumulated net realized gain (loss)	(202)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	60,854

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$25,898
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$53,781

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$361,315
Unrealized Appreciation	$68,627
Unrealized (Depreciation)	(14,846)
Net Unrealized Appreciation (Depreciation)	$53,781

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small Cap (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

T. Rowe Price Small Cap (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $60,854 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

16

T. Rowe Price Small Cap

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between T. Rowe Price Small Cap (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and T. Rowe Price Associates, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance, noting that although the performance of the Portfolio was below median relative to its peers over the past one-, two- and five-year periods, its performance was above median relative to its peers over the past three-year period, and competitive or superior to the benchmark index over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, and TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the

AEGON/Transamerica Series Trust

Annual Report 2005

17

T. Rowe Price Small Cap (continued)

services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board determined that the investment advisory fees already reflect potential economies of scale to some extent by virtue of their competitive levels determined with reference to industry standards as reported by Lipper and the estimated profitability at current or foreseeable asset levels. In addition, the Board concluded that the Portfolio's current management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

18

Templeton Great Companies Global

MARKET ENVIRONMENT

Great Companies, L.L.C.

The year 2005 will be remembered as the worst hurricane season on record for its magnitude and severity both in human and financial toll. The storms aggravated already high energy prices, while the Federal Reserve Board steadily raised interest rates. Consequently, financial strains were manifested in the form of several high profile bankruptcies declared by major airlines and automotive industry companies. The on-going conflict in Iraq; a record federal deficit; the underperformance of the pharmaceutical sector; CEOs being tried and sent to jail; concerns that the real estate industry may have peaked; and investigations within the Bush administration, all contributed to a backdrop of investor angst. This resulted in a very uncertain and choppy stock market. When combined with the disruptive effect of hedge funds and other short-term oriented trading strategies, many stocks traded within a very narrow range.

The energy sector has outperformed the Standard and Poor's 500 Composite Stock Index ("S&P 500") over an extended period due to both weather induced supply disruptions and tremendous demand from developing countries. Indeed, after a tremendous multi-year run, the sector was up around 30% in 2005.

Templeton Investment Counsel, LLC

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide. Despite short-term interest rate hikes in the U.S. and euro zone, interest rate levels remained fairly accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets.

In this environment, global equity markets performed strongly, particularly outside the U.S. In terms of sectors, energy and materials led equity market performance, and telecommunications services and consumer-related sectors lagged.

PERFORMANCE

For the year ended December 31, 2005, Templeton Great Companies Global, Initial Class returned 7.47%. By comparison its benchmark, the Morgan Stanley Capital International World Index ("MSCI World") returned 10.02%.

STRATEGY REVIEW

Great Companies, L.L.C.

In a range bound stock market it is necessary to take profits from time-to-time in order to prevent "round tripping" a stock. While we continue to be long-term investors, we note that a simple buy-and-hold approach in this market environment does not generate the results that shareholders expect. Thus, we initiated some adjustments to the portfolio in the past year. Portfolio turnover was higher than normal; however, it was a by-product of repositioning holdings to take advantage of market opportunities. We also removed several stocks that no longer met our investment screens as they have failed to adapt to a dynamic market environment. In 2005, we removed a number of stocks including Advanced Neuromodulation Systems, Inc. ("Advanced Neuromodulation Systems"), eBay Inc. ("eBay"), Avon Products, Inc., Berkshire Hathaway Inc. – CL B, Zimmer Holdings, Inc., Dell Inc., Cisco Systems, Inc., and Genentech, Inc. ("Genentech"). For example, we removed Genentech from our portfolio. The stock appreciated from $56 at the beginning of the year to over $80 when we removed it. Genentech has been an exceptional holding. The company is a great company; however, we determined the valuation to be rich. Similarly, another biotechnology holding that worked out in spades was Advanced Neuromodulation Systems. This idea was a hit – up substantially from our entry point as investors began to appreciate the growth potential of the neurostimulation market for treating pain. We had closed the gap on the company's intrinsic value and booked the gains.

At present, we are underweight the energy sector as energy prices may have peaked. However, we have broadened our holdings in specific gas and energy services related companies like Chesapeake Energy Corporation and BJ Services Company as we ascertain favorable prospects for these companies.

We had some stellar holdings that significantly outperformed the S&P 500 during the year. These included Apple Computer, Inc., Amgen Inc, Genzyme Corporation and Hewlett-Packard Company. Some of our stocks that underperformed during the year were Symantec Corporation ("Symantec"), eBay and Dell Inc. ("Dell"). Symantec made a less than favorable acquisition

AEGON/Transamerica Series Trust

Annual Report 2005

1

Templeton Great Companies Global (continued)

while eBay and Dell were the victims of a sequential slowing of their aggregate business sales growth.

We have repositioned the portfolio for an environment in which we believe oil prices will decline modestly and corporate earnings growth will moderate. The increase in interest rates, higher energy prices than a year ago and a potentially cooling housing and refinancing market will manifest itself in a market that continues to be a bit bumpy.

Templeton Investment Counsel, LLC

During the period, the portfolio benefited most from its allocation to industrials stocks in absolute terms, as well as relative to the MSCI World. Industrials stocks generally performed well due to healthy economic growth leading to strong demand for these companies' products, along with improved profitability from successful cost-cutting efforts. Many of the portfolio's industrials holdings experienced significant gains during the period, and we slowly sold some stocks that reached what we considered full valuation. Our utilities sector allocation, mainly European utilities, also contributed to the portfolio's relative performance. Utility stocks performed positively due to adjustments for power prices leading to strong earnings and cash flow growth. Some of our utilities stocks reached all-time high prices as a result. We selectively trimmed our utilities allocation but continued to identify value in the sector. From a country perspective, our allocation to South Korea, which is not represented in the benchmark, benefited the portfolio, with information technology leader Samsung Electronics Co., Ltd. and domestic bank Kookmin Bank posting strong returns. Our holdings in Sweden were also among the strongest performers during the period, including capital goods company Atlas Copco AB and automaker AB Volvo.

Although energy stocks were among the greatest absolute contributors to portfolio performance for the reporting period, the portfolio was negatively impacted in relative terms by its underweighted energy sector position, as well as by stock selection. Despite volatility in crude oil prices, our views on the oil industry remained unchanged, and we felt the energy sector as a whole was near full valuation. Although demand increased over the past few years, exploration efforts were limited partly due to higher exploration and development costs. Geopolitical tensions in oil-producing regions aggravated the supply situation, as did the efforts of several governments to protect and replenish national strategic reserves. Within this context, the supply and demand equilibrium remained fragile, impacting oil prices and energy stocks.

Our financial sector allocation also hurt relative performance, driven by an underweighted position as well as selective stock holdings that underperformed. The above average returns on equity ("RoEs") for banks, combined with what we considered less attractive growth prospects and valuations, made it difficult for us to find bargains in this sector. However, we found some value in the sector and recently increased our allocation to several bank and insurance stocks.

From a geographic perspective, our underweighted position in and stock selection among Japanese equities hurt relative performance. Generally unpopular for more than a decade, Japanese equities rallied in 2005 as investors seemed to believe that Japan might be entering a period of sustained economic growth. Although we continued to add selectively to our Japanese holdings, our bottom-up research did not support a strong case for broadly investing there. We retained an underweighted position in Japanese equities relative to the benchmark based on our valuation analysis for shares of individual companies and our qualitative assessment of their respective management teams.

The U.S. dollar appreciated versus most foreign currencies during the year, which also detracted from the portfolio's performance because investments in securities with non-U.S. currency exposure lost value as the dollar strengthened.

James H. Huguet

Gerald W. Bollman, CFA	Tina Hellmer, CFA

Matthew C. Stephani, CFA, CPA	Antonio T. Docal, CFA

Derek Hong, CFA	Gary Motyl, CFA

Co-Portfolio Managers	Co-Portfolio Managers

Great Companies, L.L.C.	Templeton Investment Counsel, LLC

AEGON/Transamerica Series Trust

Semi-Annual Report 2005

2

Templeton Great Companies Global

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	7.47%	(3.79)%	8.66%	10.93%	12/3/92
MSCIW[1]	10.02%	2.64%	7.47%	9.48%	12/3/92
Service Class	7.23%	–	–	15.20%	5/1/03

NOTES

1  The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Templeton Great Companies Global

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,107.20	0.94%	$4.99
Hypothetical (b)	1,000.00	1,020.47	0.94	4.79
Service Class
Actual	1,000.00	1,106.10	1.19	6.32
Hypothetical (b)	1,000.00	1,019.21	1.19	6.06

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (91.4%)
Australia (0.9%)
Alumina, Ltd.	407,365	$2,217
National Australia Bank, Ltd.	138,425	3,290
Brazil (0.7%)
Cia Vale do Rio Doce, ADR	31,210	1,284
Empresa Brasileira de Aeronautica SA, ADR †	42,670	1,668
Tele Norte Leste Participacoes SA, ADR †	96,770	1,734
Canada (0.9%)
Alcan, Inc.	61,970	2,535
BCE, Inc. †	122,940	2,944
Cayman Islands (1.0%)
ACE, Ltd.	64,140	3,428
XL Capital, Ltd.–Class A †	37,560	2,531
Denmark (0.4%)
Vestas Wind Systems A/S †‡	169,610	2,778
Finland (1.1%)
Stora Enso OYJ–Class R †	262,300	3,541
UPM–Kymmene OYJ	170,070	3,324
France (3.1%)
Accor SA	50,110	2,747
AXA	122,700	3,947
Michelin (C.G.D.E.)–Class B	40,634	2,277
Sanofi-Aventis	42,715	3,730
Suez SA, ADR †	71,160	2,223
Total SA	11,177	2,799
Valeo SA †	42,693	1,582
Germany (2.8%)
BASF AG, ADR	30,450	2,329
Bayerische Motoren Werke AG	59,750	2,612
Deutsche Post AG	179,890	4,348
E.ON AG, ADR	106,240	3,667
Muenchener Rueckversicherungs AG	13,040	1,760
Siemens AG	33,390	2,853
Hong Kong (0.7%)
Cheung Kong Holdings, Ltd. (a)	269,000	2,760
Hutchison Whampoa, Ltd.	195,000	1,857
Israel (0.3%)
Check Point Software Technologies, Ltd. ‡	106,865	2,148
Italy (1.2%)
ENI SpA, ADR	27,550	3,842
UniCredito Italiano SpA (a)	516,121	3,543
Japan (5.7%)
East Japan Railway Co.	414	2,846
Fuji Photo Film Co., Ltd.	57,100	1,887

	Shares	Value
Japan (continued)
Hitachi, Ltd.	504,000	$3,396
KDDI Corp.	403	2,323
Konica Minolta Holdings, Inc.	222,500	2,265
Mabuchi Motor Co., Ltd. †	37,100	2,060
Nintendo Co., Ltd.	31,000	3,744
Nippon Telegraph & Telephone Corp.	621	2,821
Nomura Holdings, Inc.	105,500	2,021
Olympus Corp.	96,300	2,530
Sompo Japan Insurance, Inc.	261,000	3,528
Sony Corp., ADR †	75,920	3,098
Takeda Pharmaceutical Co., Ltd.	56,100	3,033
Mexico (0.5%)
Telefonos de Mexico SA de CV–Class L, ADR	126,410	3,120
Netherlands (2.3%)
Akzo Nobel NV, ADR	45,440	2,094
ING Groep NV	98,390	3,402
ING Groep NV, ADR	11,270	392
Koninklijke Philips Electronics NV	111,600	3,457
Reed Elsevier NV	254,480	3,544
VNU NV	46,830	1,548
Norway (0.7%)
Telenor ASA	418,250	4,098
Portugal (0.5%)
Portugal Telecom SGPS SA	312,630	3,154
Singapore (0.5%)
DBS Group Holdings, Ltd.	315,000	3,126
DBS Group Holdings, Ltd., ADR	5,490	218
South Korea (2.4%)
Kookmin Bank, ADR †‡	35,850	2,678
Korea Electric Power Corp., ADR †	76,790	1,497
KT Corp., ADR	132,005	2,845
Samsung Electronics Co., Ltd., GDR	20,150	6,639
SK Telecom Co., Ltd., ADR †	58,805	1,193
Spain (1.8%)
Banco Santander Central Hispano SA	275,344	3,623
Iberdrola SA	54,786	1,493
Repsol YPF SA	119,367	3,475
Telefonica SA	166,366	2,495
Sweden (3.0%)
Atlas Copco AB–Class A	165,680	3,688
Electrolux AB–Class B	88,890	2,308
Nordic Baltic Holding, FDR	332,690	3,467
Securitas AB–Class B	244,380	4,056
Svenska Cellulosa AB–Class B	62,940	2,351
Volvo AB–Class B †	55,880	2,632

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Switzerland (2.8%)
Lonza Group AG †	50,030	$3,054
Nestle SA, ADR	49,040	3,656
Novartis AG, ADR	73,050	3,834
Swiss Reinsurance (a)	48,960	3,576
UBS AG	30,280	2,876
UBS AG–Registered	3,270	311
Taiwan (0.4%)
Chunghwa Telecom Co., Ltd., ADR	136,910	2,512
United Kingdom (9.8%)
Alliance Unichem PLC	165,440	2,275
BAE Systems PLC	666,430	4,370
Boots Group PLC †	240,270	2,497
BP PLC, ADR	60,240	3,869
British Airways PLC ‡	319,260	1,832
British Sky Broadcasting PLC	318,190	2,714
Cadbury Schweppes PLC	329,790	3,113
Compass Group PLC	929,970	3,522
GlaxoSmithKline PLC	155,187	3,916
HSBC Holdings PLC	151,082	2,421
HSBC Holdings PLC, ADR †	2,530	204
National Grid PLC	234,589	2,291
National Grid PLC (Deferred Shares) °	301,304	—	☐
Pearson PLC	204,210	2,412
Rentokil Initial PLC	899,830	2,527
Rolls-Royce Group PLC ‡	499,020	3,665
Royal Bank of Scotland Group PLC	121,080	3,650
Royal Dutch Shell PLC–Class B	118,262	3,775
Smiths Group PLC	165,730	2,978
Standard Chartered PLC	112,210	2,496
Unilever PLC	251,399	2,490
Vodafone Group PLC	1,790,060	3,859
United States (47.9%)
Adobe Systems, Inc.	108,950	4,027
American International Group, Inc.	146,000	9,962
Amgen, Inc. ‡	53,080	4,186
Apple Computer, Inc. ‡	189,270	13,607
BJ Services Co.	48,250	1,769
Capital One Financial Corp.	85,590	7,395
Chesapeake Energy Corp. †	86,000	2,729
Clorox Co.	113,600	6,463
Coach, Inc. ‡	220,000	7,335
ConocoPhillips	44,800	2,606
Corning, Inc. ‡	331,000	6,507
Danaher Corp. †	98,790	5,510
Electronic Arts, Inc. ‡	104,700	5,477
Emerson Electric Co.	43,760	3,269
General Electric Co.	213,980	7,500

	Shares	Value
United States (continued)
Genzyme Corp. ‡	86,000	$6,087
Goldman Sachs Group, Inc. (The)	55,060	7,032
Harman International Industries, Inc. †	29,000	2,838
Hershey Co. (The)	49,000	2,707
Hewlett-Packard Co.	218,000	6,241
Intel Corp.	256,190	6,394
International Game Technology	340,000	10,465
ITT Industries, Inc.	29,740	3,058
Johnson & Johnson	98,000	5,890
Johnson Controls, Inc.	90,590	6,605
JP Morgan Chase & Co.	268,000	10,637
Kellogg Co.	135,390	5,852
Linear Technology Corp. †	186,000	6,709
Medtronic, Inc.	112,290	6,465
Microsoft Corp.	255,410	6,679
Morgan Stanley	147,910	8,392
Motorola, Inc.	197,400	4,459
National Oilwell Varco, Inc. ‡	77,000	4,828
Omnicom Group, Inc. †	74,400	6,334
PepsiCo, Inc.	159,000	9,394
Procter & Gamble Co.	142,900	8,271
Prudential Financial, Inc.	76,900	5,628
Quest Diagnostics, Inc.	55,000	2,831
St. Jude Medical, Inc. ‡	130,000	6,526
T. Rowe Price Group, Inc.	69,030	4,972
Telik, Inc. †‡	96,330	1,637
United Technologies Corp.	165,000	9,225
Vertex Pharmaceuticals, Inc. †‡	126,520	3,501
Viacom, Inc.–Class B ‡	323,230	10,537
W.R. Berkley Corp.	160,000	7,619
Waters Corp. †‡	160,520	6,068
WM Wrigley Jr. Co.	44,000	2,926
Wyeth	136,930	6,308
Yahoo!, Inc. ‡	186,140	7,293
Total Common Stocks (cost: $505,097)		569,888
	Principal Amount	Value
SECURITY LENDING COLLATERAL (8.6%)
Debt (7.4%)
Bank Notes (0.2%)
Bank of America 4.27%, due 01/17/2006 *	$796	$796
4.31%, due 08/10/2006 *	654	654
Certificates of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	502	502
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	710	710

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal Amount	Value
Certificates of Deposit (continued)
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	$284	$284
Rabobank Nederland 4.10%, due 05/31/2006 *	710	710
Commercial Paper (0.8%)
Fairway Finance–144A 4.31%, due 01/10/2006	1,418	1,418
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	710	710
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	279	279
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	706	706
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	564	564
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	561	561
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	341	341
Yorktown Capital LLC 4.27%, due 01/05/2006	711	711
Euro Dollar Overnight (1.2%)
Calyon 4.34%, due 01/05/2006	711	711
Fortis Bank 4.35%, due 01/03/2006	1,421	1,421
4.35%, due 01/05/2006	1,350	1,350
Harris Trust & Savings Bank 4.25%, due 01/05/2006	1,165	1,165
National Australia Bank 4.16%, due 01/03/2006	1,451	1,451
Rabobank Nederland 4.15%, due 01/03/2006	512	512
Wells Fargo 4.27%, due 01/03/2006	711	711
Euro Dollar Terms (2.5%)
Bank of Montreal 4.30%, due 01/19/2006	1,421	1,421
Barclays 4.27%, due 01/25/2006	426	426
4.30%, due 01/31/2006	1,137	1,137
BNP Paribas 4.22%, due 01/24/2006	711	711
Dexia Group 4.25%, due 01/09/2006	711	711
Rabobank Nederland 4.21%, due 01/19/2006	1,279	1,279

	Principal Amount	Value
Euro Dollar Terms (continued)
Royal Bank of Canada 4.25%, due 01/24/2006	$995	$995
Royal Bank of Scotland 4.30%, due 01/31/2006	2,132	2,132
4.31%, due 02/01/2006	1,563	1,563
Societe Generale 4.28%, due 01/30/2006	1,421	1,421
UBS AG 4.26%, due 01/10/2006	1,421	1,421
Wells Fargo 4.29%, due 01/30/2006	2,132	2,132
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006	853	853
4.39%, due 06/06/2006	284	284
Repurchase Agreements (2.1%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $2,380 on 01/03/2006	2,379	2,379
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $5,678 on 01/03/2006	5,675	5,675
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $38 on 01/03/2006	38	38
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $4,550 on 01/03/2006	4,548	4,548
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $502 on 01/03/2006	502	502
	Shares	Value
Investment Companies (1.2%)
American Beacon Fund 1-day yield of 4.19%	194,837	$195
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	1,847,498	1,847
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	767,423	767
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	5,031,115	5,031
Total Security Lending Collateral (cost: $53,735)		53,735
Total Investment Securities (cost: $558,832)		$623,623

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $51,450.

‡  Non-income producing.

(a)  Passive Foreign Investment Company.

☐  Value is less than $1.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $13,404, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

°  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $4,579 or 0.7% of the total investments of the Fund.

ADR  American Depositary Receipt

FDR  Finnish Depositary Receipt

GDR  Global Depositary Receipt

SGPS  Sociedade Gestora de Participações Socialis (Holding Enterprise)

	Percentage of Total Investment	Value
INVESTMENTS BY INDUSTRY:
Pharmaceuticals	6.9%	$42,760
Commercial Banks	6.8%	42,540
Insurance	5.2%	32,404
Telecommunications	4.8%	29,944
Computer & Data Processing Services	4.1%	25,624
Computer & Office Equipment	3.7%	23,244
Security & Commodity Brokers	3.6%	22,417
Chemicals & Allied Products	3.5%	22,211
Aerospace	3.0%	18,928
Business Services	3.0%	18,748
Electronic & Other Electric Equipment	3.0%	18,693
Electronic Components & Accessories	3.0%	18,620
Instruments & Related Products	2.9%	18,260
Food & Kindred Products	2.9%	18,254
Communications Equipment	2.7%	17,218
Life Insurance	2.1%	13,369
Communication	2.1%	13,251
Petroleum Refining	2.1%	13,049
Medical Instruments & Supplies	2.0%	12,991
Oil & Gas Extraction	1.9%	11,815
Entertainment	1.7%	10,465
Beverages	1.5%	9,394
Electric Services	1.4%	8,948
Industrial Machinery & Equipment	1.4%	8,516
Automotive	1.3%	8,302
Personal Credit Institutions	1.2%	7,395
Leather & Leather Products	1.2%	7,335

	Percentage of Total Investment	Value
INVESTMENTS BY INDUSTRY: (continued)
Electrical Goods	1.1%	$6,639
Furniture & Fixtures	1.1%	6,605
Paper & Paper Products	1.0%	5,892
Transportation & Public Utilities	0.7%	4,348
Radio & Television Broadcasting	0.6%	3,960
Manufacturing Industries	0.6%	3,744
Printing & Publishing	0.6%	3,544
Restaurants	0.6%	3,522
Metal Mining	0.6%	3,501
Paper & Allied Products	0.5%	3,324
Railroads	0.5%	2,846
Health Services	0.5%	2,831
Specialty- Real Estate	0.4%	2,760
Hotels & Other Lodging Places	0.4%	2,747
Primary Metal Industries	0.4%	2,535
Drug Stores & Proprietary Stores	0.4%	2,497
Wholesale Trade Nondurable Goods	0.4%	2,490
Rubber & Misc. Plastic Products	0.4%	2,277
Electric, Gas & Sanitary Services	0.4%	2,223
Holding & Other Investment Offices	0.3%	1,857
Air Transportation	0.3%	1,832
Research & Testing Services	0.3%	1,637
Motor Vehicles, Parts & Supplies	0.3%	1,582
Investment Securities, at value	91.4%	569,888
Security Lending Collateral	8.6%	53,735
Total Investment Securities	100.0%	$623,623

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Templeton Great Companies Global

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $558,832) (including securities loaned of $51,450)	$623,623
Cash	19,079
Receivables:
Shares sold	197
Interest	58
Income from loaned securities	3
Dividends	793
Dividend reclaims receivable	74
Other	211
644,038
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	143
Management and advisory fees	376
Service fees	2
Administration fees	10
Payable for collateral for securities on loan	53,735
Other	173
54,439
Net Assets	$589,599
Net Assets Consist of:
Capital stock ($.01 par value)	$313
Additional paid-in capital	840,289
Distributable net investment income (loss)	5,726
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(321,513)
Net unrealized appreciation (depreciation) on:
Investment securities	64,791
Translation of assets and liabilites denominated in foreign currencies	(7)
Net Assets	$589,599
Net Assets by Class:
Initial Class	$581,669
Service Class	7,930
Shares Outstanding:
Initial Class	30,917
Service Class	423
Net Asset Value and Offering Price Per Share:
Initial Class	$18.81
Service Class	18.73

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$379
Dividends (net of withholding taxes on foreign dividends of $802)	11,889
Income from loaned securities–net	261
12,529
Expenses:
Management and advisory fees	4,463
Printing and shareholder reports	537
Custody fees	183
Administration fees	120
Legal fees	11
Audit fees	14
Trustees fees	21
Service fees:
Service Class	14
Other	22
Total expenses	5,385
Net Investment Income (Loss)	7,144
Net Realized Gain (Loss) from:
Investment securities	32,207
Foreign currency transactions	(487)
31,720
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	2,301
Translation of assets and liabilities denominated in foreign currencies	(23)
2,278
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	33,998
Net Increase (Decrease) in Net Assets Resulting from Operations	$41,142

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Templeton Great Companies Global

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$7,144	$5,256
Net realized gain (loss) from investment securities and foreign currency transactions	31,720	82,896
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	2,278	(30,326)
	41,142	57,826
Distributions to Shareholders:
From net investment income:
Initial Class	(6,140)	–
Service Class	(59)	–
	(6,199)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	18,297	23,784
Service Class	5,539	3,158
	23,836	26,942
Proceeds from fund acquisition:
Initial Class	–	60,123
Service Class	–	1,010
	–	61,133
Dividends and distributions reinvested:
Initial Class	6,140	–
Service Class	59	–
	6,199	–
Cost of shares redeemed:
Initial Class	(119,738)	(133,028)
Service Class	(2,012)	(846)
	(121,750)	(133,874)
	(91,715)	(45,799)
Net increase (decrease) in net assets	(56,772)	12,027
Net Assets:
Beginning of year	646,371	634,344
End of year	$589,599	$646,371
Distributable Net Investment Income (Loss)	$5,726	$5,179

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,032	1,457
Service Class	313	197
	1,345	1,654
Shares issued on fund acquisition:
Initial Class	–	3,723
Service Class	–	63
	–	3,786
Shares issued–reinvested from distributions:
Initial Class	347	–
Service Class	3	–
	350	–
Shares redeemed:
Initial Class	(6,772)	(8,138)
Service Class	(115)	(53)
	(6,887)	(8,191)
Net increase (decrease) in shares outstanding:
Initial Class	(5,393)	(2,958)
Service Class	201	207
	(5,192)	(2,751)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Templeton Great Companies Global

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$17.69	$0.21	$1.10	$1.31	$(0.19)	$–	$(0.19)	$18.81
	12/31/2004	16.15	0.14	1.40	1.54	–	–	–	17.69
	12/31/2003	13.16	0.11	2.88	2.99	–	–	–	16.15
	12/31/2002	18.32	0.09	(4.82)	(4.73)	(0.43)	–	(0.43)	13.16
	12/31/2001	23.97	0.10	(5.57)	(5.47)	(0.18)	–	(0.18)	18.32
Service Class	12/31/2005	17.65	0.16	1.10	1.26	(0.18)	–	(0.18)	18.73
	12/31/2004	16.15	0.12	1.38	1.50	–	–	–	17.65
	12/31/2003	12.97	(0.04)	3.22	3.18	–	–	–	16.15

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	7.47%	$581,669	0.90%	0.90%	1.20%	61%
	12/31/2004	9.54	642,460	0.95	0.95	0.84	139
	12/31/2003	22.72	634,110	0.94	0.94	0.81	131
	12/31/2002	(26.02)	635,357	0.92	0.92	0.60	67
	12/31/2001	(22.84)	1,082,192	0.95	0.95	0.50	83
Service Class	12/31/2005	7.23	7,930	1.15	1.15	0.88	61
	12/31/2004	9.29	3,911	1.19	1.19	0.73	139
	12/31/2003	24.52	234	1.19	1.19	(0.39)	131

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Templeton Great Companies Global (the "Fund") share classes commenced operations as follows:

Initial Class – December 3, 1992
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Templeton Great Companies Global (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On May 3, 2004, Janus Global Fund acquired all the net assets of Templeton Great Companies Global Fund pursuant to a plan of reorganization approved by shareholders of Templeton Great Companies Global Fund. Janus Global Fund is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 3,786 shares of the Fund for the 8,704 shares of Templeton Great Companies Global Fund outstanding on April 30, 2004. The aggregate net assets of Janus Global Fund immediately before the acquisition was $595,728. Templeton Great Companies Global Fund's net assets at that date $61,133, including $4,301 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $656,861.

On May 3, 2004, the fund changed its name from Janus Global to Templeton Great Companies Global and changed its sub-adviser from Janus Capital Management LLC to Great Companies, LLC and Templeton Investment Counsel, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of

AEGON/Transamerica Series Trust

Annual Report 2005

12

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $139 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $112, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at December 31, 2005.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit

AEGON/Transamerica Series Trust

Annual Report 2005

13

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of first $500 million of ANA
0.725% of the next $1 billion of ANA
0.70% of ANA over $1.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $29.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$356,622
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	452,793
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital

AEGON/Transamerica Series Trust

Annual Report 2005

14

Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, passive foreign investment companies, post October loss deferrals, foreign currency transactions and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Distributable net investment income (loss)	(398)
Accumulated net realized gain (loss) from investment securities	399

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$78,098	December 31, 2009
198,150	December 31, 2010
45,010	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $31,856.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	6,199
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$7,456
Undistributed Long-term Capital Gain	$–
Post October Currency Loss Deferral	$(12)
Capital Loss Carryforward	$(321,258)
Net Unrealized Appreciation (Depreciation)	$62,811 *

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$560,805
Unrealized Appreciation	$74,641
Unrealized (Depreciation)	(11,823)
Net Unrealized Appreciation (Depreciation)	$62,818

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Templeton Great Companies Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Great Companies Global (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

16

Templeton Great Companies Global

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Templeton Great Companies Global Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as Investment Sub-Advisory Agreements of the Portfolio between TFAI and each of the sub-advisers, Great Companies, LLC and Templeton Investment Counsel, LLC (the "Sub-Advisers"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreements will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Advisers (such as in-person presentations by the Sub-Advisers) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Advisers to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Advisers are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Advisers' management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Advisers, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Advisers' portfolio management teams. The Trustees also concluded that TFAI and the Sub-Advisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Advisers' obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Advisers generally had achieved acceptable investment performance, although they noted that the domestic portion of the Portfolio had underperformed while the international portion of the Portfolio had generally outperformed the benchmark. The Board decided to monitor closely the future performance of the domestic portion of the Portfolio and also asked TFAI to take necessary steps to improve the Portfolio's performance, including consideration of alternative sub-advisers for the domestic portion of the Portfolio. However, on the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Advisers, the Trustees concluded that TFAI and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Advisers' performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of each Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Advisers' profitability, are appropriate in light of the services provided,

AEGON/Transamerica Series Trust

Annual Report 2005

17

Templeton Great Companies Global (continued)

the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Advisers.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Advisers, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Advisers from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Advisers from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Advisers are participating in brokerage programs pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Advisers may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

18

Third Avenue Value

MARKET ENVIRONMENT

For long-term, bottom-up, fundamental investors like Third Avenue, the general market is relatively unimportant. In the long run, the performance of Third Avenue Value will be driven by the merits of the investments, not by general market considerations. We strive to deliver superior absolute return opportunities with limited investment risk over time; we do not manage for short-term performance or to mimic benchmarks. Regardless of the performance of the general market, we continue to be very comfortable with Third Avenue Value's investment philosophy, and how we are applying it. We will continue to strive to find securities of companies that meet our investment criteria of "Safe and Cheap," regardless of the market environment. ("Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business).

PERFORMANCE

For the year ended December 31, 2005, Third Avenue Value, Initial Class returned 18.81%. By comparison its benchmark, the Russell 3000 Value Index returned 6.85%.

STRATEGY REVIEW

At Third Avenue Value, we adhere to a disciplined value approach to investing. We perform a thorough, bottom-up analysis to identify companies that we feel are "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure, and pricing below their private market values. In order to achieve our goal of creating value in the portfolio over the long term, our portfolio companies, almost without exception, possess strong balance sheets that translate into long-term corporate staying power, and that serve as cushions for the businesses underlying our securities holdings. The portfolio contrasts markedly with those of others who own the common stocks of debt-laden companies, or whose investment portfolios are leveraged in an attempt to improve short-term performance.

During the year ended December 31, 2005, the portfolio added eighteen new common stock positions and eliminated ten positions. In various industries, we continued to focus on individual opportunities that met our aforementioned criteria. We added to the portfolio's energy-related holdings with a new position in Maverick Tube Corporation ("Maverick Tube"). Maverick Tube is one of the largest domestic producers of tubular steel products used in both energy and industrial applications. The company's energy products, which account for more than two-thirds of its sales and are known as Oil Country Tubular Goods, include the tubing, casing and pipes used in drilling for oil and gas. Shares were purchased at roughly two times Generally Accepted Accounting Principles ("GAAP") book value, and at single digit multiples of 2004 and 2005 earnings, which appear to be at or near peak levels.

Positions established in other sectors include Ambac Financial Group, Inc. ("Ambac"), Pfizer Inc. ("Pfizer"), POSCO, and Hang Lung Properties Limited ("Hang Lung"). We purchased shares of Ambac, a leading financial guarantee firm, following a sharp stock price decline due to a reduced earnings outlook. The shares of this well-capitalized company were purchased below adjusted net asset value. Pfizer, the world's largest pharmaceutical company, possesses a key competitive advantage in the strength of its marketing force. Additionally, we believe the long-term outlook for pharmaceutical sales looks favorable, given demographic trends and an aging population. The shares of this cash-generative, highly profitable company were purchased at modest multiples of 2004 adjusted earnings and free cash flow. POSCO, a South Korea-based, blue chip producer of carbon steel and specialty steel, is well capitalized, has an impressive long-term track record, appears to be well positioned to continue increasing its presence in the People's Republic of China, and was attractively valued at the time of purchase. Shares were acquired at roughly book value, and at modest multiples of earnings and operating income. Hang Lung is one of Hong Kong's largest property development and investment companies, with a diversified portfolio of properties in Hong Kong and Mainland China. The company has an excellent track record of timing Hong Kong's historical market volatility (buying land when at the bottom of the cycle), but takes a long-term approach to creating value (as evidenced by its entry into Mainland China in the early 1990's). The company is very conservatively financed (very low debt levels), and shares were purchased at a substantial discount to our estimate of net asset value.

Throughout the year, the portfolio's positions in several holdings were eliminated as a result of "resource conversions" (i.e., going private or selling to a strategic buyer). LNR Property Corporation, a portfolio holding, was acquired by LNR Property Holdings, Ltd. for $63.10 per share in cash, Ascential Software Corporation was acquired by International Business Machines Corporation ("IBM") for $18.50 per share in cash, and Hollywood Entertainment Corporation was acquired by Movie Gallery, Inc., in exchange for $13.25 per share in cash. In each case, the acquisition price represented a significant premium to our cost basis. We believe that proper execution of our "Safe and

AEGON/Transamerica Series Trust

Annual Report 2005

1

Third Avenue Value (continued)

Cheap" investing philosophy gives the portfolio two ways to win: value recognition by the public markets or resource conversions, such as the three previously mentioned.

Performance during the year was driven by meaningful appreciation from Canadian Natural Resources Limited ("Canadian Natural Resources") (up 132%), EnCana Corporation ("EnCana") (up 59%), Toyota Industries Corporation ("Toyota Industries") (up 44%), Legg Mason, Inc. (up 63%), and Arch Capital Group Ltd. (up 41%). These positive contributions to performance were partially offset by declines in other holdings, including Willbros Group, Inc. (down 37%), Alamo Group Inc. (down 25%), and Superior Industries International, Inc. ("Superior Industries") (down 23%). On a sector basis, positive results were driven by select oil and gas holdings, including Canadian Natural Resources, EnCana, St. Mary Land & Exploration Company (up 77%), and Nabors Industries Ltd. (up 48%), and in holding companies, including Toyota Industries, Brookfield Asset Management Inc. (up 40%), Investor AB (up 37%), and Capital Southwest Corporation (up 15%). These positive contributions were partially offset by declines in automotive parts holdings, including Superior Industries and American Axle & Manufacturing Holdings, Inc. (acquired in 2005 and down 9% from cost). Regarding the portfolio's foreign holdings, Canada, and to a lesser extent Japan, had the greatest positive impact on performance. Canadian Natural Resources, EnCana, and E-L Financial Corporation Limited (up 54%) were among the Canadian companies to help drive performance, while Japanese contributors included Toyota Industries, Aioi Insurance Company, Limited (up 51%), and Mitsui Sumitomo Insurance Co., Ltd. (up 41%).

Ian Lapey

Curtis R. Jensen

Co-Portfolio Managers
Third Avenue Management LLC

AEGON/Transamerica Series Trust

Annual Report 2005

2

Third Avenue Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	From Inception	Inception Date
Initial Class	18.81%	13.75%	13.64%	1/2/98
Russell 3000 Value[1]	6.85%	5.86%	7.16%	1/2/98
Service Class	18.47%	–	29.72%	5/1/03

NOTES

1  The Russell 3000 Value (Russell 3000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investments in a "non-diversified" portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Third Avenue Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,114.20	0.87%	$4.64
Hypothetical(b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,112.70	1.13	6.02
Hypothetical(b)	1,000.00	1,019.51	1.13	5.75

(a)   Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)   5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Third Avenue Value

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (66.2%)
Automotive (4.1%)
American Axle & Manufacturing Holdings, Inc. †	480,700	$8,811
Superior Industries International, Inc. †	572,262	12,739
Toyota Industries Corp.	690,000	24,795
Business Credit Institutions (0.6%)
CIT Group, Inc.	138,100	7,151
Chemicals & Allied Products (1.2%)
Agrium, Inc.	600,000	13,194
Commercial Banks (0.3%)
Liu Chong Hing Bank, Ltd.	2,494,550	3,957
Communications Equipment (2.0%)
Comverse Technology, Inc. ‡	463,200	12,317
Tellabs, Inc. ‡	918,300	10,009
Computer & Data Processing Services (1.6%)
Borland Software Corp. ‡	396,928	2,592
Geac Computer Corp., Ltd. †‡	1,392,550	15,179
Computer & Office Equipment (0.7%)
Lexmark International, Inc. ‡	190,400	8,536
Electrical Goods (0.8%)
Sycamore Networks, Inc. ‡	1,996,751	8,626
Electronic & Other Electric Equipment (0.8%)
Electro Scientific Industries, Inc. ‡	379,900	9,175
Electronic Components & Accessories (2.9%)
American Power Conversion Corp.	479,300	10,545
AVX Corp. †	1,172,300	16,975
Bel Fuse, Inc.–Class A	121,800	3,045
Bel Fuse, Inc.–Class B	69,300	2,204
Health Services (0.6%)
Cross Country Healthcare, Inc. ‡	397,900	7,075
Holding & Other Investment Offices (6.4%)
BIL International, Ltd.	1,663,000	1,380
Brookfield Asset Management, Inc. †	598,050	30,100
Capital Southwest Corp.	30,941	2,800
Daiichi Sanyko Co., Ltd. ‡	780,000	15,039
Hutchison Whampoa, Ltd.	2,495,800	23,772
Industrial Machinery & Equipment (1.3%)
Alamo Group, Inc.	386,900	7,931
Applied Materials, Inc.	294,000	5,274
Lindsay Manufacturing Co.	113,900	2,190
Instruments & Related Products (0.3%)
Credence Systems Corp. ‡	561,703	3,909

	Shares	Value
Insurance (8.9%)
Aioi Insurance Co., Ltd.	761,400	$5,292
AMBAC Financial Group, Inc.	143,350	11,047
Arch Capital Group, Ltd. ‡	285,900	15,653
Brit Insurance Holdings PLC	2,000,000	3,058
E-L Financial Corp., Ltd.	8,582	3,727
First American Corp.	48,800	2,211
Leucadia National Corp.	99,100	4,703
MBIA, Inc.	298,900	17,982
Millea Holdings, Inc., ADR	251,092	21,606
Mitsui Sumitomo Insurance Co., Ltd.	757,000	9,258
Montpelier Re Holdings, Ltd. †	61,600	1,164
Radian Group, Inc.	103,464	6,062
Investment Companies (0.2%)
JZ Equity Partners PLC	612,100	2,008
Life Insurance (0.4%)
Phoenix Cos. (The), Inc. †	342,500	4,672
Lumber & Wood Products (0.1%)
Canfor Corp. ‡	73,550	846
Manufacturing Industries (2.0%)
Jakks Pacific, Inc. †‡	574,253	12,025
Leapfrog Enterprises, Inc. †‡	729,600	8,500
Russ Berrie & Co., Inc.	256,700	2,932
Medical Instruments & Supplies (0.5%)
Coherent, Inc. ‡	189,219	5,616
Mining (0.7%)
Fording Canadian Coal Trust †	242,500	8,383
Oil & Gas Extraction (8.3%)
Canadian Natural Resources, Ltd.	544,600	27,023
EnCana Corp.	556,000	25,109
Nabors Industries, Ltd. ‡	126,500	9,582
Pogo Producing Co.	214,600	10,689
St. Mary Land & Exploration Co.	187,200	6,891
Whiting Petroleum Corp. ‡	248,800	9,952
Willbros Group, Inc. †‡	385,700	5,570
Paper & Allied Products (0.7%)
Timberwest Forest Corp.	650,000	8,575
Pharmaceuticals (2.2%)
Parexel International Corp. ‡	368,800	7,472
Pfizer, Inc.	770,000	17,956
Primary Metal Industries (3.7%)
Maverick Tube Corp. †‡	455,475	18,155
POSCO, ADR †	477,600	23,646

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Third Avenue Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Real Estate (4.6%)
Forest City Enterprises, Inc.–Class A	478,000	$18,131
Henderson Land Development	1,520,000	7,155
St. Joe Co. (The) †	234,000	15,729
Trammell Crow Co. ‡	465,300	11,935
Research & Testing Services (0.5%)
Pharmaceutical Product Development, Inc.	12,400	768
Tejon Ranch Co. †‡	137,305	5,481
Residential Building Construction (1.4%)
Hang Lung Properties, Ltd.	10,083,000	15,735
Savings Institutions (1.2%)
Brookline Bancorp, Inc.	536,973	7,609
Investors Bancorp, Inc. †‡	128,000	1,412
NewAlliance Bancshares, Inc. †	306,600	4,458
Security & Commodity Brokers (3.7%)
Instinet Group, Inc. m	1,955,750	9,955
Investor AB–Class A (b)	640,400	11,153
Legg Mason, Inc.	152,400	18,241
Westwood Holdings Group, Inc.	184,475	3,361
Specialty-Real Estate (0.8%)
Cheung Kong Holdings, Ltd. (b)	863,000	8,854
Telecommunications (0.5%)
IDT Corp.–Class B ‡	509,400	5,960
Transportation Equipment (0.9%)
Trinity Industries, Inc. †	221,600	9,766
Warehouse (0.9%)
Prologis	222,219	10,382
Water Transportation (0.4%)
Alexander & Baldwin, Inc.	85,353	4,630
Total Common Stocks (cost: $502,508)		757,400
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (3.9%)
U.S. Treasury Bill 4.17%, due 06/29/2006	$45,000	$44,062
Total Short-Term U.S. Government Obligations (cost: $44,062)		44,062
SHORT-TERM OBLIGATIONS (18.9%)
Repurchase Agreements (18.9%)
Investors Bank & Trust Co. 3.02% dated 12/30/2005 to be repurchased at $216,079 on 01/03/2006. ■(a)	216,007	216,007
Total Short-Term Obligations (cost: $216,007)		216,007

	Principal	Value
SECURITY LENDING COLLATERAL (11.0%)
Debt (9.4%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$1,868	$1,868
4.31%, due 08/10/2006 *	1,535	1,535
Certificates Of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	1,179	1,179
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	1,668	1,668
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	667	667
Rabobank Nederland 4.10%, due 05/31/2006 *	1,668	1,668
Commercial Paper (1.1%)
Fairway Finance–144A 4.31%, due 01/10/2006	3,329	3,329
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	1,668	1,668
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	654	654
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	1,657	1,657
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	1,325	1,325
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	1,318	1,318
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	801	801
Yorktown Capital LLC 4.27%, due 01/05/2006	1,668	1,668
Euro Dollar Overnight (1.5%)
Calyon 4.34%, due 01/05/2006	1,668	1,668
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	3,336 3,170	3,336 3,170
Harris Trust & Savings Bank 4.25%, due 01/05/2006	2,736	2,736
National Australia Bank 4.16%, due 01/03/2006	3,407	3,407
Rabobank Nederland 4.15%, due 01/03/2006	1,201	1,201
Wells Fargo 4.27%, due 01/03/2006	1,668	1,668

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Third Avenue Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (3.1%)
Bank of Montreal 4.30%, due 01/19/2006	$3,337	$3,337
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	1,001 2,669	1,001 2,669
BNP Paribas 4.22%, due 01/24/2006	1,668	1,668
Dexia Group 4.25%, due 01/09/2006	1,668	1,668
Rabobank Nederland 4.21%, due 01/19/2006	3,003	3,003
Royal Bank of Canada 4.25%, due 01/24/2006	2,336	2,336
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	5,005 3,670	5,005 3,670
Societe Generale 4.28%, due 01/30/2006	3,337	3,337
UBS AG 4.26%, due 01/10/2006	3,337	3,337
Wells Fargo 4.29%, due 01/30/2006	5,005	5,005
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	2,002 667	2,002 667
Repurchase Agreements (2.7%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/31/2005 to be repurchased at $5,588 on 01/03/2006	5,585	5,585

	Principal	Value
Repurchase Agreements †† (continued)
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/31/2005 to be repurchased at $13,330 on 01/03/2006	$13,324	$13,324
Lehman Brothers, Inc. 4.29%, dated 12/31/2005 to be repurchased at $89 on 01/03/2006	89	89
Merrill Lynch & Co. 4.24%, dated 12/31/2005 to be repurchased at $10,682 on 01/03/2006	10,677	10,677
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/31/2005 to be repurchased at $1,178 on 01/03/2006	1,178	1,178
	Shares	Value
Investment Companies (1.6%)
American Beacon Fund 1-day yield of 4.19%	457,428	$457
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	4,337,471	4,337
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	1,801,719	1,802
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	11,811,822	11,812
Total Security Lending Collateral (cost: $126,157)		126,157
Total Investment Securities (cost: $888,734)		$1,143,626

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $122,226.

‡  Non-income producing.

■  At December 31, 2005, repurchase agreements excluding collateral for securities on loan are collateralized by U.S. Government Agency Obligations with interest rates ranging from 4.22%–7.25% and 01/25/2017–12/01/2035, respectively, and with a market value plus accrued interest of $226,807

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $31,469, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

(a)  Investors Bank and Trust Co. is also the accounting, custody and lending agent for the Fund.

(b)  Passive Foreign Investment Company.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $10,752 or 0.9% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Third Avenue Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Percentage of Total Investments	Value
INVESTMENTS BY COUNTRY:
Bermuda	2.4%	$27,780
Canada	11.5%	131,290
Hong Kong	5.2%	59,474
Japan	6.6%	75,991
Panama	0.5%	5,569
South Korea	2.1%	23,646
Sweden	1.0%	11,153
United Kingdom	0.4%	5,067
United States	36.5%	417,430
Investment securities, at value	66.2%	757,400
Short-term investments	33.8%	386,226
Total investment securities	100.0%	$1,143,626

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Third Avenue Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $888,734) (including securities loaned of $122,226)	$1,143,626
Foreign currency (cost: $42)	42
Receivables:
Shares sold	603
Interest	57
Income from loaned securities	60
Dividends	700
1,145,088
Liabilities:
Investment securities purchased	10,405
Accounts payable and accrued liabilities:
Shares redeemed	130
Management and advisory fees	644
Service fees	8
Administration fees	16
Due to custodian	252
Payable for collateral for securities on loan	126,157
Other	68
137,680
Net Assets	$1,007,408
Net Assets Consist of:
Capital stock ($.01 par value)	$416
Additional paid-in capital	689,924
Distributable net investment income (loss)	2,278
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	59,901
Net unrealized appreciation (depreciation) on:
Investment securities	254,892
Translation of assets and liabilites denominated in foreign currencies	(3)
Net Assets	$1,007,408
Net Assets by Class:
Initial Class	$971,322
Service Class	36,086
Shares Outstanding:
Initial Class	40,107
Service Class	1,490
Net Asset Value and Offering Price Per Share:
Initial Class	$24.22
Service Class	24.21

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$2,111
Dividends (net of withholding taxes on foreign dividends of $438)	8,424
Income from loaned securities–net	757
11,292
Expenses:
Management and advisory fees	5,622
Printing and shareholder reports	138
Custody fees	127
Administration fees	141
Legal fees	12
Audit fees	14
Trustees fees	21
Service fees:
Service Class	60
Other	22
Total expenses	6,157
Net Investment Income (Loss)	5,135
Net Realized Gain (Loss) from:
Investment securities	59,901
Foreign currency transactions	(234)
59,667
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	57,600
Translation of assets and liabilities denominated in foreign currencies	(6)
57,594
Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currency Transactions	117,261
Net Increase (Decrease) in Net Assets Resulting from Operations	$122,396

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Third Avenue Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$5,135	$2,421
Net realized gain (loss) from investment securities and foreign currency transactions	59,667	18,289
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translation	57,594	96,977
	122,396	117,687
Distributions to Shareholders:
From net investment income:
Initial Class	(3,660)	(3,407)
Service Class	(133)	(30)
	(3,793)	(3,437)
From net realized gains:
Initial Class	(16,528)	–
Service Class	(669)	–
	(17,197)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	321,894	46,907
Service Class	21,942	10,854
	343,836	57,761
Dividends and distributions reinvested:
Initial Class	20,188	3,407
Service Class	802	30
	20,990	3,437
Cost of shares redeemed:
Initial Class	(43,392)	(56,500)
Service Class	(3,393)	(496)
	(46,785)	(56,996)
	318,041	4,202
Net increase (decrease) in net assets	419,447	118,452
Net Assets:
Beginning of year	587,961	469,509
End of year	$1,007,408	$587,961
Distributable Net Investment Income (Loss)	$2,278	$1,169

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	13,777	2,554
Service Class	974	591
	14,751	3,145
Shares issued–reinvested from distributions:
Initial Class	882	199
Service Class	35	2
	917	201
Shares redeemed:
Initial Class	(1,941)	(3,037)
Service Class	(149)	(28)
	(2,090)	(3,065)
Net increase (decrease) in shares outstanding:
Initial Class	12,718	(284)
Service Class	860	565
	13,578	281

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Third Avenue Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$20.98	$0.17	$3.74	$3.91	$(0.12)	$(0.55)	$(0.67)	$24.22
	12/31/2004	16.93	0.09	4.08	4.17	(0.12)	–	(0.12)	20.98
	12/31/2003	12.39	0.11	4.50	4.61	(0.05)	(0.02)	(0.07)	16.93
	12/31/2002	14.52	0.06	(1.78)	(1.72)	(0.07)	(0.34)	(0.41)	12.39
	12/31/2001	13.71	0.11	0.73	0.84	(0.01)	(0.02)	(0.03)	14.52
Service Class	12/31/2005	21.02	0.12	3.73	3.85	(0.11)	(0.55)	(0.66)	24.21
	12/31/2004	16.96	0.05	4.09	4.14	(0.08)	–	(0.08)	21.02
	12/31/2003	12.50	0.10	4.38	4.48	–	(0.02)	(0.02)	16.96

			Ratios/Supplemental Data
	For the		Net Assets, End of	Ratio of Expenses to Average		Net Investment Income (Loss)	Portfolio
	Period	Total	Period	Net Assets (f)		to Average	Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	18.81%	$971,322	0.87%	0.87%	0.74%	19%
	12/31/2004	24.81	574,721	0.86	0.86	0.47	19
	12/31/2003	37.26	468,411	0.85	0.85	0.75	20
	12/31/2002	(11.87)	251,993	0.89	0.89	0.47	5
	12/31/2001	6.17	163,895	0.92	0.92	0.76	18
Service Class	12/31/2005	18.47	36,086	1.12	1.12	0.53	19
	12/31/2004	24.51	13,240	1.12	1.12	0.29	19
	12/31/2003	35.85	1,098	1.11	1.11	0.93	20

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Third Avenue Value (the "Fund") share classes commenced operations as follows:

Initial Class – January 2, 1998
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies of annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Third Avenue Value (the "Fund") is part of ATST. The Fund is "non-diversified" under 1940 Act.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2005, of $39 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $324, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no outstanding forward foreign currency contracts at December 31, 2005.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$37,182	3.69%
Asset Allocation–Growth Portfolio	143,339	14.23%
Asset Allocation–Moderate Portfolio	146,008	14.49%
Asset Allocation–Moderate Growth Portfolio	232,367	23.07%
Total	$558,896	55.48%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class 0.15% Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2005, were $450.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $50.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$211,278
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	110,763
U.S. Government	–

AEGON/Transamerica Series Trust

Annual Report 2005

14

Third Avenue Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, foreign currency transactions, passive foreign investment companies and post October loss deferral.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Distributable net investment income (loss)	(233)
Accumulated net realized gain (loss) from investment securities	234

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$3,437
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	5,733
Long-term Capital Gain	15,257

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$13,093
Undistributed Long-term Capital Gain	$54,947
Post October Currency Loss Deferral	$(192)
Net Unrealized Appreciation (Depreciation)	$249,220	*

*  Amount includes unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$894,403
Unrealized Appreciation	$255,841
Unrealized (Depreciation)	(6,618)
Net Unrealized Appreciation (Depreciation)	$249,223

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Third Avenue Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Third Avenue Value (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $15,257 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Third Avenue Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Third Avenue Value Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Third Avenue Management LLC. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the Portfolio and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior performance and noted that the Portfolio outperformed its peers and the benchmark index over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. The Trustees noted that the management fees are above industry median, but also favorably noted the Portfolio's very competitive performance relative to its peers and a benchmark. On the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

17

Third Avenue Value (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, commissions from brokerage transactions effected by affiliated broker-dealers in conformity with applicable law and regulations, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with the best interests of the Portfolio and its shareholders. The Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

18

Transamerica Balanced

MARKET ENVIRONMENT

The U.S. economy continued to grow at an impressive rate in 2005 without generating higher core inflation. Despite thirteen interest-rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. These factors outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding and stock prices rising. Buoyed by strong gains for energy and utilities stocks in particular, the Standard and Poor's 500 Composite Stock Index ("S&P 500") delivered a one-year total return of 4.91%.

The investment-grade U.S. bond market also delivered modestly positive results. Yields for shorter-term bonds followed interest rates higher, while yields for the longest-maturity bonds (e.g., 30-year Treasuries) declined, resulting in a flatter yield curve. Corporate and mortgage-backed securities delivered mildly positive results but underperformed Treasuries. The Lehman Brothers U.S. Government/Credit Index ("LBGC") advanced 2.37%.

PERFORMANCE

For the year ended December 31, 2005, Transamerica Balanced, Initial Class returned 7.96%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC returned 4.91% and 2.37%, respectively.

STRATEGY REVIEW

The 7.96% was considerably more than the 3.89% for a 60%/40% blend of the abovementioned benchmarks. We attribute this to an aggressive asset allocation (generally above 65% equities) and outperformance by both the stock and bond portfolios.

The majority of the portfolio's equity holdings fall into one of several long-term secular investment themes that we have pursued for the past several years. These include the digitization/personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure.

For example, our emphasis on the expanding global economy and infrastructure led us to invest in Jacobs Engineering Group Inc., a worldwide engineering firm; Caterpillar, Inc., a leading manufacturer of heavy construction equipment; and Anadarko Petroleum Corporation, an energy exploration and production company.

Under the technology theme, we chose SanDisk Corporation ("SanDisk") and Apple Computer, Inc. ("Apple"). SanDisk designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. Apple's business is booming because its iPODs make personal digital music players user friendly.

We sold our investments in both Diebold, Incorporated ("Diebold") and United Parcel Service, Inc. ("UPS"). Diebold, a manufacturer and servicer of ATMs, recently introduced a new generation of machines but nonetheless lost market share. In our view, management did not have a cogent plan for rectifying the loss. As for UPS, it has struggled with domestic labor problems and made an acquisition that was poorly received by investors.

The portfolio's bond holdings outperformed its benchmark due to limited exposure to changing interest rates (i.e., duration) during most of the period, a "barbelled" duration strategy (i.e., investing in shorter- and longer-term bonds), and an overweighting in carefully selected shorter-term corporate bonds. Within the corporate market, we avoided the troubled automotive sector and focused on short-term subordinated debt from high-quality companies, especially financial services providers.

Gary U. Rollé, CFA

Heidi Y. Hu, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

Transamerica Balanced

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	7.96%	7.34%	5/1/02
S&P 500[1]	4.91%	5.99%	5/1/02
LBGC[1]	2.37%	5.61%	5/1/02
Service Class	7.79%	11.13%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Transamerica Balanced

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transactions costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,099.20	0.99%	$5.24
Hypothetical (b)	1,000.00	1,020.21	0.99	5.04
Service Class
Actual	1,000.00	1,098.40	1.24	6.56
Hypothetical (b)	1,000.00	1,018.95	1.24	6.31

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2005

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Transamerica Balanced

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (6.4%)
U.S. Treasury Bond 6.13%, due 11/15/2027	$500	$603
5.38%, due 02/15/2031 †	1,491	1,675
U.S. Treasury Note 4.13%, due 08/15/2010	975	966
4.50%, due 11/15/2010 †	385	387
4.25%, due 08/15/2015	444	438
4.50%, due 11/15/2015 †	199	201
U.S. Treasury STRIPS Zero Coupon, due 05/15/2030 †	340	112
Total U.S. Government Obligations (cost: $4,358)		4,382
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.1%)
Fannie Mae 6.00%, due 09/01/2034	340	343
5.50%, due 05/01/2035	228	226
5.50%, due 05/01/2035	229	227
Total U.S. Government Agency Obligations (cost: $816)		796
ASSET-BACKED SECURITIES (0.2%)
Harley-Davidson Motorcycle Trust, Series 2005-4, Class A1 4.78%, due 11/15/2010	163	162
Total Asset-Backed Securities (cost: $163)		162
CORPORATE DEBT SECURITIES (17.5%)
Aerospace (0.3%)
Honeywell International, Inc. 5.13%, due 11/01/2006	187	187
Agriculture (0.1%)
Michael Foods, Inc. 8.00%, due 11/15/2013	80	82
Amusement & Recreation Services (0.2%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	160	160
Beverages (0.3%)
Coca-Cola Enterprises, Inc. 5.38%, due 08/15/2006	199	200
Business Credit Institutions (0.6%)
Textron Financial Corp. 2.69%, due 10/03/2006	400	394
Business Services (0.4%)
Clear Channel Communications, Inc. 6.00%, due 11/01/2006	156	157
Hertz Corp.–144A 8.88%, due 01/01/2014	100	102

	Principal	Value
Chemicals & Allied Products (1.2%)
Cytec Industries, Inc. 6.00%, due 10/01/2015	$90	$86
Lubrizol Corp. 4.63%, due 10/01/2009	360	353
Monsanto Co. 5.50%, due 07/30/2035	185	177
Potash Corp. of Saskatchewan 7.13%, due 06/15/2007	190	195
Commercial Banks (1.5%)
Barclays Bank PLC 6.28%, due 12/15/2034 †(a)	172	173
HBOS PLC–144A 5.92%, due 09/01/2049 (b)	200	202
Popular North America, Inc., Note 5.20%, due 12/12/2007	105	105
Sumitomo Mitsui Banking–144A 5.63%, due 07/15/2049 (c)	150	149
US Bank NA 3.75%, due 02/06/2009	400	387
Communication (0.3%)
COX Communications, Inc. 6.75%, due 03/15/2011	187	196
Computer & Office Equipment (0.2%)
Hewlett-Packard Co. 3.63%, due 03/15/2008	133	129
Department Stores (0.3%)
Meyer (Fred) Stores, Inc. 7.45%, due 03/01/2008	40	42
Neiman-Marcus Group, Inc.–144A 9.00%, due 10/15/2015 †	150	153
Electric Services (0.3%)
PSEG Funding Trust 5.38%, due 11/16/2007	200	200
Electric, Gas & Sanitary Services (0.3%)
NiSource Finance Corp. 7.88%, due 11/15/2010	190	210
Food & Kindred Products (0.4%)
Tyson Foods, Inc. 8.25%, due 10/01/2011	211	238
Food Stores (0.1%)
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	100	99
Gas Production & Distribution (0.6%)
Oneok, Inc. 5.51%, due 02/16/2008	390	391

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Holding & Other Investment Offices (2.7%)
Berkshire Hathaway Finance Corp. 3.40%, due 07/02/2007	$400	$391
EOP Operating, LP 8.38%, due 03/15/2006	450	453
ERP Operating, LP 5.13%, due 03/15/2016	275	265
Hutchison Whampoa International, Ltd.–144A 7.45%, due 11/24/2033	200	231
iStar Financial, Inc. 4.88%, due 01/15/2009	200	197
Plum Creek Timberlands, LP 5.88%, due 11/15/2015	120	122
Tanger Factory Outlet Centers REIT 6.15%, due 11/15/2015	165	167
Hotels & Other Lodging Places (0.1%)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	100	97
Industrial Machinery & Equipment (0.1%)
Cummins, Inc. 7.13%, due 03/01/2028	55	55
Insurance (0.3%)
Reinsurance Group of America 6.75%, due 12/15/2065 (d)	200	202
Insurance Agents, Brokers & Service (0.3%)
Metlife, Inc. 5.00%, due 06/15/2015	175	172
Metal Mining (0.2%)
Phelps Dodge Corp. 9.50%, due 06/01/2031	124	168
Mortgage Bankers & Brokers (0.4%)
Countrywide Home Loans, Inc., Series L 2.88%, due 02/15/2007	185	181
ILFC E-Capital Trust II–144A 6.25%, due 12/21/2065 (e)	100	101
Motion Pictures (0.5%)
Time Warner, Inc. 9.13%, due 01/15/2013	310	367
Oil & Gas Extraction (0.3%)
Chesapeake Energy Corp. 7.00%, due 08/15/2014	20	21
Husky Oil, Ltd. 8.90%, due 08/15/2028 (f)	105	113
Nexen, Inc. 5.88%, due 03/10/2035	87	86

	Principal	Value
Personal Credit Institutions (0.4%)
General Electric Capital Corp. 5.35%, due 03/30/2006	$151	$151
HSBC Finance Capital Trust IX 5.91%, due 11/30/2035 (g)	100	101
Petroleum Refining (0.3%)
Enterprise Products Operating, LP, Series B 5.60%, due 10/15/2014	100	100
Valero Energy Corp. 7.50%, due 04/15/2032	100	121
Primary Metal Industries (0.7%)
Alcoa, Inc. 4.25%, due 08/15/2007	500	495
Printing & Publishing (0.4%)
Media General, Inc. 6.95%, due 09/01/2006	180	181
News America Holdings, Inc. 7.75%, due 12/01/2045	100	115
Radio & Television Broadcasting (0.6%)
Chancellor Media Corp. 8.00%, due 11/01/2008	225	239
Univision Communications, Inc. 3.88%, due 10/15/2008	184	177
Restaurants (0.1%)
Landry's Restaurants, Inc., Series B 7.50%, due 12/15/2014	100	93
Savings Institutions (0.1%)
Washington Mutual Bank FA 5.13%, due 01/15/2015	75	73
Security & Commodity Brokers (0.7%)
E*Trade Financial Corp. 8.00%, due 06/15/2011	100	104
Nuveen Investments, Inc. 5.00%, due 09/15/2010	200	197
Residential Capital Corp. 6.38%, due 06/30/2010	160	163
Telecommunications (1.6%)
SBC Communications, Inc. 5.75%, due 05/02/2006	400	401
Sprint Capital Corp. 4.78%, due 08/17/2006	500	500
Verizon Global Funding Corp. 4.00%, due 01/15/2008	165	162
Variety Stores (0.1%)
Target Corp. 5.50%, due 04/01/2007	91	92

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Water Transportation (0.5%)
Carnival PLC 7.30%, due 06/01/2007	$337	$347
Total Corporate Debt Securities (cost: $12,111)		11,968
	Shares	Value
COMMON STOCKS (65.6%)
Air Transportation (0.8%)
FedEx Corp.	5,000	$517
Automotive (3.1%)
Harley-Davidson, Inc. †	20,000	1,030
PACCAR, Inc.	16,000	1,108
Business Services (1.3%)
eBay, Inc. ‡	20,000	865
Chemicals & Allied Products (1.6%)
Procter & Gamble Co.	19,500	1,129
Communication (1.2%)
XM Satellite Radio Holdings, Inc.–Class A †‡	30,000	818
Communications Equipment (3.1%)
QUALCOMM, Inc.	50,000	2,154
Computer & Data Processing Services (2.6%)
Microsoft Corp.	39,105	1,023
Yahoo!, Inc. ‡	20,000	784
Computer & Office Equipment (3.9%)
Apple Computer, Inc. ‡	20,000	1,438
Sandisk Corp. ‡	20,000	1,256
Drug Stores & Proprietary Stores (1.3%)
Walgreen Co.	20,000	885
Electronic & Other Electric Equipment (1.1%)
General Electric Co.	20,880	732
Engineering & Management Services (5.0%)
Jacobs Engineering Group, Inc. ‡	50,000	3,393
Hotels & Other Lodging Places (4.6%)
Marriott International, Inc.–Class A	41,555	2,783
MGM Mirage, Inc. ‡	11,000	403
Industrial Machinery & Equipment (7.9%)
Caterpillar, Inc.	53,000	3,062
Donaldson Co., Inc.	25,000	795
Kennametal, Inc.	30,000	1,531
Insurance (2.3%)
WellPoint, Inc. ‡	20,000	1,596
Medical Instruments & Supplies (1.5%)
Zimmer Holdings, Inc. ‡	15,000	1,012

	Shares	Value
Oil & Gas Extraction (5.4%)
Anadarko Petroleum Corp.	14,000	$1,326
Apache Corp.	20,000	1,370
Schlumberger, Ltd. ‡	10,000	971
Petroleum Refining (1.4%)
Suncor Energy, Inc.	15,000	947
Pharmaceuticals (5.1%)
Amgen, Inc. †‡	20,885	1,647
Roche Holding AG–Genusschein	12,241	1,834
Primary Metal Industries (0.7%)
Hubbell, Inc.–Class B †	11,400	514
Printing & Publishing (3.8%)
McGraw-Hill Cos., Inc. (The)	50,000	2,582
Security & Commodity Brokers (4.8%)
American Express Co.	30,000	1,544
Ameriprise Financial, Inc.	25,000	1,025
Chicago Mercantile Exchange	2,000	735
Transportation & Public Utilities (1.0%)
Expeditors International of Washington, Inc.	10,000	675
Wholesale Trade Durable Goods (2.1%)
Grainger (W.W.), Inc.	20,000	1,422
Total Common Stocks (cost: $34,826)		44,906
	Principal	Value
SECURITY LENDING COLLATERAL (9.2%)
Debt (7.8%)
Bank Notes (0.2%)
Bank of America 4.27%, due 01/17/2006 *	$93	$93
4.31%, due 08/10/2006 *	76	76
Certificates Of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	59	59
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	83	83
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	33	33
Rabobank Nederland 4.10%, due 05/31/2006 *	83	83
Commercial Paper (0.9%)
Fairway Finance–144A 4.31%, due 01/10/2006	166	166
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	83	83
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	32	32

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	$82	$82
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	66	66
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	65	65
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	40	40
Yorktown Capital LLC 4.27%, due 01/05/2006	83	83
Euro Dollar Overnight (1.3%)
Calyon 4.34%, due 01/05/2006	83	83
Fortis Bank 4.35%, due 01/03/2006	166	166
4.35%, due 01/05/2006	158	158
Harris Trust & Savings Bank 4.25%, due 01/05/2006	136	136
National Australia Bank 4.16%, due 01/03/2006	169	169
Rabobank Nederland 4.15%, due 01/03/2006	60	60
Wells Fargo 4.27%, due 01/03/2006	83	83
Euro Dollar Terms (2.6%)
Bank of Montreal 4.30%, due 01/19/2006	166	166
Barclays 4.27%, due 01/25/2006	50	50
4.30%, due 01/31/2006	133	133
BNP Paribas 4.22%, due 01/24/2006	83	83
Dexia Group 4.25%, due 01/09/2006	83	83
Rabobank Nederland 4.21%, due 01/19/2006	149	149
Royal Bank of Canada 4.25%, due 01/24/2006	116	116
Royal Bank of Scotland 4.30%, due 01/31/2006	249	249
4.31%, due 02/01/2006	183	183
Societe Generale 4.28%, due 01/30/2006	166	166
UBS AG 4.26%, due 01/10/2006	166	166
Wells Fargo 4.29%, due 01/30/2006	249	249

	Principal	Value
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006	$100	$100
4.39%, due 06/06/2006	33	33
Repurchase Agreements (2.2%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $278 on 01/03/2006	278	278
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $663 on 01/03/2006	663	663
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchsed at $4 on 01/03/2006	4	4
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $531 on 01/03/2006	531	531
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $59 on 01/03/2006	59	59
	Shares	Value
Investment Companies (1.4%)
American Beacon Fund 1-day yield of 4.19%	22,758	$23
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	215,796	216
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	89,638	90
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	587,656	588
Total Security Lending Collateral (cost: $6,277)		6,277
Total Investment Securities (cost: $58,551)		$68,491

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $6,111.

(a)  Barclays Bank PLC has a fixed coupon rate of 6.28% until 12/15/2034, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 155BP, if not called.

(b)  HBOS PLC–144A has a fixed coupon rate of 5.92% until 10/01/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 129.5BP, if not called.

(c)  Sumitomo Matsui Banking–144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

(d)  Reinsurance Group of America has a fixed coupon rate of 6.75% until 12/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 266.5BP, if not called.

(e)  ILFC E–Capital Trust II –144A has a fixed coupon rate of 6.25% until 12/21/2015, thereafter the coupon rate will reset at 180BP+ highest of the 3-month US$ LIBOR, 10 Year CMT or 30 Year CMT, a max of 14.5%, if not called.

(f)  Husky Oil, Ltd. has a fixed coupon rate of 8.90% until 8/15/2008, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 550BP, if not called.

(g)  HSBC Finance Capital Trust IX has a fixed coupon rate 5.91% until 11/30/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 192.6BP, if not called.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $1,566, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $1,472 or 2.1% of the total investments of the Fund.

CMT  Constant Maturity Treasury Index

LIBOR  London Interbank Offer Rate

REIT  Real Estate Investment Trust

STRIPS  Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Transamerica Balanced

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $58,551) (including securities loaned of $6,111)	$68,491
Cash	2,765
Receivables:
Investment securities sold	385
Shares sold	13
Interest	230
Income from loaned securities	1
Dividends	55
71,940
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	103
Management and advisory fees	45
Service fees	1
Administration fees	1
Payable for collateral for securities on loan	6,277
Other	24
6,451
Net Assets	$65,489
Net Assets Consist of:
Capital stock ($.01 par value)	$56
Additional paid-in capital	52,801
Distributable net investment income (loss)	756
Accumulated net realized gain (loss) from investment securities	1,936
Net unrealized appreciation (depreciation) on investment securities	9,940
Net Assets	$65,489
Net Assets by Class:
Initial Class	$61,698
Service Class	3,791
Shares Outstanding:
Initial Class	5,303
Service Class	326
Net Asset Value and Offering Price Per Share:
Initial Class	$11.63
Service Class	11.61

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$852
Dividends (net of withholding taxes on foreign dividends of $4)	512
Income from loaned securities–net	17
1,381
Expenses:
Management and advisory fees	523
Printing and shareholder reports	40
Custody fees	19
Administration fees	13
Legal fees	1
Audit fees	17
Trustees fees	2
Service fees:
Service Class	8
Other	2
Total expenses	625
Net Investment Income (Loss)	756
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	1,948
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	2,379
Net Realized and Unrealized Gain (Loss) on Investment Securities	4,327
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,083

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$756	$889
Net realized gain (loss) from investment securities	1,948	4,778
Change in unrealized appreciation (depreciation) on investment securities	2,379	974
	5,083	6,641
Distributions to Shareholders:
From net investment income:
Initial Class	(838)	(715)
Service Class	(45)	(11)
	(883)	(726)
From net realized gains:
Initial Class	(4,485)	(369)
Service Class	(255)	(7)
	(4,740)	(376)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	11,102	9,500
Service Class	2,501	2,258
	13,603	11,758
Dividends and distributions reinvested:
Initial Class	5,323	1,083
Service Class	300	18
	5,623	1,101
Cost of shares redeemed:
Initial Class	(17,151)	(14,430)
Service Class	(1,437)	(587)
	(18,588)	(15,017)
	638	(2,158)
Net increase (decrease) in net assets	98	3,381
Net Assets:
Beginning of year	65,391	62,010
End of year	$65,489	$65,391
Distributable Net Investment Income (Loss)	$756	$888

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	958	870
Service Class	215	205
	1,173	1,075
Shares issued–reinvested from distributions:
Initial Class	481	105
Service Class	27	2
	508	107
Shares redeemed:
Initial Class	(1,483)	(1,323)
Service Class	(125)	(53)
	(1,608)	(1,376)
Net increase (decrease) in shares outstanding:
Initial Class	(44)	(348)
Service Class	117	154
	73	(194)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Transamerica Balanced

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$11.77	$0.14	$0.74	$0.88	$(0.16)	$(0.86)	$(1.02)	$11.63
	12/31/2004	10.79	0.16	1.02	1.18	(0.13)	(0.07)	(0.20)	11.77
	12/31/2003	9.49	0.13	1.19	1.32	(0.02)	–	(0.02)	10.79
	12/31/2002	10.00	0.07	(0.58)	(0.51)	–	–	–	9.49
Service Class	12/31/2005	11.77	0.11	0.74	0.85	(0.15)	(0.86)	(1.01)	11.61
	12/31/2004	10.79	0.14	1.01	1.15	(0.10)	(0.07)	(0.17)	11.77
	12/31/2003	9.73	0.08	0.98	1.06	–	–	–	10.79

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	7.96%	$61,698	0.94%	0.94%	1.17%	50%
	12/31/2004	11.16	62,934	0.96	0.96	1.45	128
	12/31/2003	13.90	61,419	1.15	1.15	1.31	65
	12/31/2002	(5.10)	37,233	1.40	1.59	1.08	42
Service Class	12/31/2005	7.79	3,791	1.19	1.19	0.91	50
	12/31/2004	10.88	2,457	1.19	1.19	1.31	128
	12/31/2003	10.93	591	1.38	1.38	1.14	65

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Balanced (the "Fund") share classes commenced operations as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Balanced (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2005, of less than $1 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $7, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.   RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of the next $1 billion of ANA
0.625% of ANA over $1.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $3.

NOTE 3.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$20,440
U.S. Government	10,581
Proceeds from maturities and sales of securities:
Long-Term	27,968
U.S. Government	9,209

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions and return of capital.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(5)
Accumulated net realized gain (loss) from investment securities	5

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$757
Long-term Capital Gain	345
2005 Distributions paid from:
Ordinary Income	2,752
Long-term Capital Gain	2,871

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$1,010
Undistributed Long-term Capital Gain	$1,684
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$9,938

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$58,553
Unrealized Appreciation	$10,492
Unrealized (Depreciation)	(554)
Net Unrealized Appreciation (Depreciation)	$9,938

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment

AEGON/Transamerica Series Trust

Annual Report 2005

14

Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.—(continued)

adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Balanced (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Transamerica Balanced (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $2,871 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Transamerica Balanced

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Balanced (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Board expressed concerns about the Portfolio's relatively high level of expenses and median or below median performance, and requested that the Sub-Adviser be informed about these concerns and be asked to work with TFAI to formulate a plan to address them. However, the Board noted that the Portfolio was previously managed by another sub-adviser, and that the Portfolio's long-term performance cannot be attributed to the Sub-Adviser. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser have achieved an acceptable level of investment performance and are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records with respect to the Portfolio and other mutual funds indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

17

Transamerica Balanced (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

18

Transamerica Convertible Securities

MARKET ENVIRONMENT

As we had anticipated, 2005 was a year of solid economic growth. In addition, interest rates, though rising, were still relatively low and inflationary pressures remained moderate. Despite these positive factors, equity markets in the U.S. struggled to make headway, largely due to concern about high energy prices, the potential impact of hurricanes in the oil-producing Gulf Coast, and increased federal deficits. Nearing year-end, however, it became increasingly clear that the economy had withstood these challenges and corporate profitability was intact. Moreover, with inflation in check, investors projected that the Federal Reserve Board would soon cease to boost short-term interest rates. Equity markets rallied. Convertible securities, which are sensitive to both interest rates and equity valuations, were hurt by rising interest rates, a falloff in institutional demand, and problems in the automotive sector, but nonetheless followed the stock market's upward trend after October. The Merrill Lynch All U.S. Convertibles Index ("ML U.S. Convertibles") generated a one-year total return of 1.01%.

PERFORMANCE

For the year ended December 31, 2005, Transamerica Convertible Securities, Initial Class returned 3.88%. By comparison its benchmark, the ML U.S. Convertibles returned 1.01%.

STRATEGY REVIEW

In selecting securities, we focus on companies that generate free cash flow, have strong competitive positions and are positioned to benefit from long-term secular growth themes, such as the rapid expansion of digitally based personal communications and entertainment. This theme led us to invest in Nextel International ("Nextel"), one of the portfolio's top contributors to performance in 2005. We purchased Nextel because it has done an impressive job of building its business in overseas markets.

Two other strong contributors, natural gas providers Chesapeake Energy Corporation and Quicksilver Resources Inc., benefited from the rise in energy prices driven by increased demand in an expanding global economy.

The same theme – investing in companies growing with the global economy – was behind our investment in Tyco International Ltd. ("Tyco"), a multinational collection of manufacturing and service companies. Believing that Tyco's individual businesses were worth more separately than as a whole, we expected the company to dismantle. As it turned out, Tyco did not reach that same conclusion until early 2006, and its securities performed poorly in 2005.

Another disappointment was Lionsgate Entertainment, an independent film company that, like most of Hollywood, suffered from a lack of "blockbuster" movie releases in 2005. We maintained our position, however, since the company has a valuable film library and generates strong free cash flow to invest in future growth.

As mentioned earlier, we seek to invest based on key fundamentals and defined long-term secular growth themes. Entering 2006, we are staying the course, pursuing familiar themes: global economic expansion and the rise in consumer electronics as individuals embrace new, often digitally based personal entertainment and communications devices.

Gary U. Rollé, CFA

Kirk J. Kim, CFA

Edward S. Han

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON /Transamerica Series Trust

Annual Report 2005

1

Transamerica Convertible Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	3.88%	8.63%	5/1/02
ML U.S. Conv.[1]	1.01%	7.82%	5/1/02
Service Class	3.54%	12.36%	5/1/03

NOTES

1  The Merrill Lynch All U.S. Convertible (ML U.S. Conv.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Because convertible securities are primarily long-term debt obligations and for that reason influenced by increases and decreases in interest rates, they may be subject to credit risk.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Transamerica Convertible Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,075.70	0.80%	$4.19
Hypothetical (b)	1,000.00	1,021.17	0.80	4.08
Service Class
Actual	1,000.00	1,074.00	1.05	5.49
Hypothetical (b)	1,000.00	1,019.91	1.05	5.35

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (79.6%)
Amusement & Recreation Services (1.2%)
Virgin River Casino Corp./RBG LLC/B&BB, Inc. 0.00%, due 01/15/2013 (a)	$6,000	$4,125
Commercial Banks (16.0%)
Euronet Worldwide, Inc.–144A 3.50%, due 10/15/2025	9,500	9,167
SG Structured Products, Inc. 0.25%, due 11/07/2012	12,000	11,921
Tiers Trust, United States–144A 0.25%, due 10/22/2012	12,400	14,043
Wachovia Corp.–144A 0.25%, due 03/01/2013	12,000	12,319
Wells Fargo & Co. 0.25%, due 04/29/2014	8,000	9,680
Communication (4.3%)
American Tower Corp. 3.00%, due 08/15/2012	3,600	5,184
XM Satellite Radio Holdings, Inc., Senior Note 1.75%, due 12/01/2009 †	6,000	5,182
XM Satellite Radio, Inc.–144A 1.75%, due 12/01/2009 †	6,000	5,182
Computer & Data Processing Services (2.2%)
Openwave Systems, Inc. 2.75%, due 09/09/2008	6,900	7,840
Computer & Office Equipment (2.1%)
Scientific Games Corp.–144A 0.75%, due 12/01/2024	7,000	7,499
Electronic Components & Accessories (3.5%)
Cypress Semiconductor Corp. 1.25%, due 06/15/2008	4,100	4,643
Intel Corp.–144A 2.95%, due 12/15/2035 †	8,000	7,810
Hotels & Other Lodging Places (2.1%)
Starwood Hotels & Resorts Worldwide, Inc. 3.50%, due 05/16/2023	6,000	7,687
Industrial Machinery & Equipment (2.1%)
Cooper Cameron Corp., Senior Note 1.50%, due 05/15/2024 †	5,800	7,569
Management Services (2.4%)
Fluor Corp. 1.50%, due 02/15/2024	6,000	8,558
Manufacturing Industries (4.0%)
Shuffle Master, Inc. 1.25%, due 04/15/2024 †	7,000	7,333

	Principal	Value
Manufacturing Industries (continued)
Tyco International Group SA, Series B 3.13%, due 01/15/2023	$5,000	$6,813
Medical Instruments & Supplies (0.8%)
St Jude Medical, Inc., Senior Note, Convertible 2.80%, due 12/15/2035	3,000	2,989
Mortgage Bankers & Brokers (3.8%)
WMT Debt Exchangeable Trust–144A 0.25%, due 05/02/2013 §	1,300	13,701
Motion Pictures (2.1%)
Lions Gate Entertainment Corp. 4.88%, due 12/15/2010 2.94%, due 10/15/2024	1,150 6,800	1,760 5,908
Oil & Gas Extraction (6.7%)
Halliburton Co. 3.13%, due 07/15/2023	4,500	7,695
Quicksilver Resources, Inc., Senior Note, Convertible 1.88%, due 11/01/2024	4,000	6,085
Schlumberger, Ltd., Series B 2.13%, due 06/01/2023	7,800	10,101
Personal Credit Institutions (1.7%)
American Express Co. 1.85%, due 12/01/2033 †(b)	5,900	6,261
Pharmaceuticals (2.1%)
Allergan, Inc. Zero coupon, due 11/06/2022	6,000	7,395
Primary Metal Industries (2.1%)
Inco, Ltd. Zero coupon, due 03/29/2021	6,500	7,451
Printing & Publishing (0.7%)
Barnes Group, Inc.–144A 3.75%, due 08/01/2025	2,700	2,673
Radio, Television & Computer Stores (2.7%)
Guitar Center, Inc. 4.00%, due 07/15/2013 †	6,500	9,644
Security & Commodity Brokers (8.7%)
BlackRock, Inc./New York, Note, Convertible 2.63%, due 02/15/2035	7,250	8,374
Morgan Stanley Group, Inc.–144A 0.25%, due 07/30/2014 §	7,900	8,804
Svensk Exportkredit AB 0.25%, due 01/31/2015 §	8,300	13,840

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Telecommunications (5.1%)
Nextel Partners, Inc. 1.50%, due 11/15/2008	$3,850	$8,422
NII Holdings, Inc. 2.88%, due 02/01/2034	5,750	9,933
Water Transportation (1.5%)
Carnival Corp. 1.13%, due 04/29/2033 (c)	7,000	5,495
Wholesale Trade Durable Goods (1.7%)
WESCO International, Inc.–144A 2.63%, due 10/15/2025	5,000	6,019
Total Convertible Bond (cost: $254,889)		285,105
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (10.3%)
Chemicals & Allied Products (2.0%)
Celanese Corp.	250,000	$7,000
Insurance (1.7%)
Fortis Insurance NV–144A ‡	5,120	6,176
Life Insurance (2.1%)
Metlife, Inc.	265,000	7,321
Mining (1.9%)
Arch Coal, Inc.	36,000	6,898
Oil & Gas Extraction (2.6%)
Chesapeake Energy Corp. †	31,725	9,290
Total Convertible Preferred Stocks (cost: $29,632)		36,685
	Principal	Value
SECURITY LENDING COLLATERAL (10.1%)
Debt (8.6%)
Bank Notes (0.2%)
Bank of America
4.27%, due 01/17/2006 *	$538	$538
4.31%, due 08/10/2006 *	442	442
Certificates of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	339	339
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	480	480
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	192	192
Rabobank Nederland 4.10%, due 05/31/2006 *	480	480
Commercial Paper (1.0%)
Fairway Finance–144A 4.31%, due 01/10/2006	958	958

	Principal	Value
Commercial Paper (continued)
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	$480	$480
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	188	188
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	477	477
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	381	381
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	379	379
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	230	230
Yorktown Capital LLC 4.27%, due 01/05/2006	480	480
Euro Dollar Overnight (1.4%)
Calyon 4.34%, due 01/05/2006	480	480
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	960 912	960 912
Harris Trust & Savings Bank 4.25%, due 01/05/2006	787	787
National Australia Bank 4.16%, due 01/03/2006	980	980
Rabobank Nederland 4.15%, due 01/03/2006	346	346
Wells Fargo 4.27%, due 01/03/2006	480	480
Euro Dollar Terms (2.9%)
Bank of Montreal 4.30%, due 01/19/2006	960	960
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	288 768	288 768
BNP Paribas 4.22%, due 01/24/2006	480	480
Dexia Group 4.25%, due 01/09/2006	480	480
Rabobank Nederland 4.21%, due 01/19/2006	864	864
Royal Bank of Canada 4.25%, due 01/24/2006	672	672
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	1,440 1,056	1,440 1,056

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Societe Generale 4.28%, due 01/30/2006	$960	$960
UBS AG 4.26%, due 01/10/2006	960	960
Wells Fargo 4.29%, due 01/30/2006	1,440	1,440
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	576 192	576 192
Repurchase Agreements (2.5%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $1,608 on 01/03/2006	1,607	1,607
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $3,836 on 01/03/2006	3,834	3,834
Lehman Brothers, Inc. 4.29% dated 12/30/2005 to be repurchased at $26 on 01/03/2006	26	26

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $3,074 on 01/03/2006	$3,072	$3,072
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $339 on 01/03/2006	339	339
	Shares	Value
Investment Companies (1.5%)
American Beacon Fund 1-day yield of 4.19%	131,623	$132
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	1,248,084	1,248
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	518,435	519
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	3,398,788	3,399
Total Security Lending Collateral (cost: $36,301)		36,301
Total Investment Securities (cost: $320,822)		$358,091

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Virgin River Casino Corp./RBG LLC/B&BB, Inc. has a coupon rate of 0.00% until 01/15/2009, thereafter the coupon rate will be 12.75%.

(b)  American Express Co. has a coupon rate of 1.85% until 12/01/2006, thereafter the coupon rate will be 0.00%.

(c)  Carnival Corp. has a coupon rate of 1.13% until 04/29/2008, thereafter the coupon rate will be 0.00%.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $35,451.

§  Security is deemed to be illiquid.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $9,055, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $96,486 or 26.9% of the total investments of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica Convertible Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $320,822) (including securities loaned of $35,451)	$358,091
Cash	2,235
Receivables:
Shares sold	341
Interest	953
Income from loaned securities	11
361,631
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	15
Management and advisory fees	218
Service fees	2
Administration fees	6
Payable for collateral for securities on loan	36,301
Other	26
36,568
Net Assets	$325,063
Net Assets Consist of:
Capital stock ($.01 par value)	$290
Additional paid-in capital	273,806
Distributable net investment income (loss)	7,007
Accumulated net realized gain (loss) from investment securities	6,691
Net unrealized appreciation (depreciation) on investment securities	37,269
Net Assets	$325,063
Net Assets by Class:
Initial Class	$314,353
Service Class	10,710
Shares Outstanding:
Initial Class	28,061
Service Class	959
Net Asset Value and Offering Price Per Share:
Initial Class	$11.20
Service Class	11.17

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$6,962
Dividends	2,685
Income from loaned securities–net	208
9,855
Expenses:
Management and advisory fees	2,648
Printing and shareholder reports	33
Custody fees	43
Administration fees	72
Legal fees	7
Audit fees	14
Trustees fees	12
Service fees:
Service Class	20
Other	9
Total expenses	2,858
Net Investment Income (Loss)	6,997
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	6,727
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	649
Net Realized and Unrealized Gain (Loss) on Investment Securities	7,376
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,373

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica Convertible Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$6,997	$7,995
Net realized gain (loss) from investment securities	6,727	35,917
Change in unrealized appreciation (depreciation) on investment securities	649	2,896
	14,373	46,808
Distributions to Shareholders:
From net investment income:
Initial Class	(7,833)	(7,569)
Service Class	(192)	(60)
	(8,025)	(7,629)
From net realized gains:
Initial Class	(34,995)	(14,919)
Service Class	(893)	(135)
	(35,888)	(15,054)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	34,007	33,356
Service Class	5,738	5,676
	39,745	39,032
Dividends and distributions reinvested:
Initial Class	42,828	22,486
Service Class	1,085	195
	43,913	22,681
Cost of shares redeemed:
Initial Class	(84,970)	(108,667)
Service Class	(1,477)	(1,049)
	(86,447)	(109,716)
	(2,789)	(48,003)
Net increase (decrease) in net assets	(32,329)	(23,878)
Net Assets:
Beginning of year	357,392	381,270
End of year	$325,063	$357,392
Distributable Net Investment Income (Loss)	$7,007	$7,999

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	2,901	2,840
Service Class	497	486
	3,398	3,326
Shares issued–reinvested from distributions:
Initial Class	3,988	2,170
Service Class	101	19
	4,089	2,189
Shares redeemed:
Initial Class	(7,524)	(9,361)
Service Class	(130)	(91)
	(7,654)	(9,452)
Net increase (decrease) in shares outstanding:
Initial Class	(635)	(4,351)
Service Class	468	414
	(167)	(3,937)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Transamerica Convertible Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.24	$0.22	$0.19	$0.41	$(0.27)	$(1.18)	$(1.45)	$11.20
	12/31/2004	11.51	0.24	1.16	1.40	(0.23)	(0.44)	(0.67)	12.24
	12/31/2003	9.32	0.31	1.89	2.20	(0.01)	–	(0.01)	11.51
	12/31/2002	10.00	0.17	(0.85)	(0.68)	–	–	–	9.32
Service Class	12/31/2005	12.24	0.19	0.18	0.37	(0.26)	(1.18)	(1.44)	11.17
	12/31/2004	11.50	0.20	1.18	1.38	(0.20)	(0.44)	(0.64)	12.24
	12/31/2003	9.86	0.18	1.46	1.64	–	–	–	11.50

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	3.88%	$314,353	0.79%	0.79%	1.95%	85%
	12/31/2004	13.18	351,386	0.84	0.84	2.04	138
	12/31/2003	23.66	380,387	0.84	0.84	2.88	139
	12/31/2002	(6.80)	82,148	1.08	1.08	2.73	72
Service Class	12/31/2005	3.54	10,710	1.04	1.04	1.65	85
	12/31/2004	12.99	6,006	1.10	1.10	1.72	138
	12/31/2003	16.69	883	1.09	1.09	2.41	139

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Convertible Securities (the "Fund") share classes commenced operations as follows:

Initial Class – May 1, 2002
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Convertible Securities (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $89, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

AEGON/Transamerica Series Trust

Annual Report 2005

10

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation– Conservative Portfolio	$21,341	6.57%
Asset Allocation– Moderate Portfolio	107,579	33.09%
Asset Allocation– Moderate Growth Portfolio	120,118	36.95%
Total	$249,038	76.61%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $250 million of ANA
0.70% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $16.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$296,095
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	319,784
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and equity linked notes.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$36
Accumulated net realized gain (loss) from investment securities	(36)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$22,655
Long-term Capital Gain	28
2005 Distributions paid from:
Ordinary Income	32,109
Long-term Capital Gain	11,804

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$9,402
Undistributed Long-term Capital Gain	$4,304
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$37,261

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$320,830
Unrealized Appreciation	$42,143
Unrealized (Depreciation)	(4,882)
Net Unrealized Appreciation (Depreciation)	$37,261

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Convertible Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Convertible Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Transamerica Convertible Securities (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $11,804 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Transamerica Convertible Securities

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Convertible Securities (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable investment performance, noting that although the performance of the Portfolio was below median relative to its peers over the past two- and three-year periods, its performance was above median relative to its peers over the past one-year period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Transamerica Convertible Securities (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft-dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser's "soft-dollar" arrangements are consistent with applicable law and "best execution" requirements. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

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Annual Report 2005

15

Transamerica Equity

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished 2005 with a modest gain of 4.91%. Much of the advance occurred in the final quarter as wary investors looked past sundry near-term worries to focus on a central fact: the U.S. economy continued to grow at an impressive rate without generating higher core inflation. Despite thirteen interest-rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. In the end, these outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding and stock prices rising.

For the year as a whole, the energy and utilities sectors were far and away the market leaders. The market's weakest areas included consumer stocks and telecommunications.

PERFORMANCE

For the year ended December 31, 2005, Transamerica Equity, Initial Class returned 16.54%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 5.26% and 4.91%, respectively.

STRATEGY REVIEW

We focus on identifying powerful, long-term secular growth trends and quality companies positioned to benefit from them. Major themes in recent years have included the digitization/ personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure. The majority of the portfolio's top contributors to performance fall into one of these categories.

For example, in the area of technology and productivity, we chose SanDisk Corporation ("SanDisk"), which designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. At WellPoint, Inc. ("WellPoint"), a managed care company, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. During 2005, WellPoint began applying its efficient approach to Anthem, a managed care company with which it merged in 2004, and moved forward with the acquisition of yet another managed care company, WellChoice, Inc. The third top contributor, Chicago Mercantile Exchange Holdings Inc., one of the world's largest futures exchanges, is riding a wave of worldwide growth in futures and derivatives trading and, importantly, is at the forefront of the move to electronic exchanges.

Among the expanding-global-infrastructure investments that performed best were Expeditors International, an established freight forwarding company, and Praxair, Inc., which supplies gases used in industrial production.

The price gains in these and other stocks were partially offset by losses for Lexmark International, Inc., United Parcel Service, Inc., and XM Satellite Radio Holdings Inc. ("XM"). We exited the first two but continue to hold XM, where we view the downturn as temporary. A slowdown in sales at XM's major distributor, General Motors Corporation, and heightened competition have weighed on the stock price recently. However, the company continues to meet its targets for customer growth.

Gary U. Rollé, CFA

Kirk J. Kim, CFA

Edward S. Han

Co-Portfolio Managers
Transamerica Investment Management, LLC

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Annual Report 2005

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Transamerica Equity

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	16.54%	2.55%	14.24%	16.22%	12/31/80
Russell 1000 Growth[1]	5.26%	(3.58)%	6.73%	10.56%	12/31/80
S&P 500[1]	4.91%	0.54%	9.07%	12.47%	12/31/80
Service Class	16.28%	–	–	20.55%	5/1/03

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2004, the Fund had selected the S&P 500 as its benchmark measure; however, the Russell 1000 Growth is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

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Annual Report 2005

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Transamerica Equity

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,166.50	0.80%	$4.37
Hypothetical (b)	1,000.00	1,021.17	0.80	4.08
Service Class
Actual	1,000.00	1,165.60	1.05	5.73
Hypothetical (b)	1,000.00	1,019.91	1.05	5.35

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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Annual Report 2005

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Transamerica Equity

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (89.1%)
Business Services (4.5%)
eBay, Inc. ‡	1,200,000	$51,900
Moody's Corp.	550,000	33,781
Chemicals & Allied Products (5.7%)
Praxair, Inc.	1,050,000	55,608
Procter & Gamble Co.	900,000	52,092
Communication (1.9%)
XM Satellite Radio Holdings, Inc.–Class A ‡†	1,300,000	35,464
Communications Equipment (4.6%)
QUALCOMM, Inc.	2,000,000	86,160
Computer & Data Processing Services (6.6%)
Intuit, Inc. ‡	1,000,000	53,300
Microsoft Corp. †	2,700,000	70,605
Computer & Office Equipment (6.5%)
Apple Computer, Inc. ‡	650,000	46,728
Sandisk Corp. ‡	1,200,000	75,384
Drug Stores & Proprietary Stores (2.8%)
Walgreen Co.	1,200,000	53,112
Electronic & Other Electric Equipment (2.6%)
General Electric Co.	1,400,000	49,070
Engineering & Management Services (2.4%)
Jacobs Engineering Group, Inc. ‡	660,000	44,794
Hotels & Other Lodging Places (5.1%)
Marriott International, Inc.–Class A	775,000	51,902
MGM Mirage, Inc. ‡†	1,200,000	44,004
Industrial Machinery & Equipment (2.8%)
Caterpillar, Inc.	900,000	51,993
Insurance (3.4%)
WellPoint, Inc. ‡	800,000	63,832
Management Services (2.4%)
Paychex, Inc. †	1,200,000	45,744
Medical Instruments & Supplies (2.8%)
Zimmer Holdings, Inc. ‡	780,000	52,603
Oil & Gas Extraction (4.6%)
Anadarko Petroleum Corp.	360,000	34,110
Schlumberger, Ltd. †	550,000	53,432
Personal Services (1.6%)
Weight Watchers International, Inc. ‡†	630,000	31,141
Petroleum Refining (2.1%)
Suncor Energy, Inc. †	630,000	39,772

	Shares	Value
Pharmaceuticals (6.2%)
Allergan, Inc. †	500,000	$53,980
Genentech, Inc. ‡	680,000	62,900
Printing & Publishing (3.1%)
McGraw-Hill Cos., Inc. (The)	1,150,000	59,375
Retail Trade (2.8%)
Staples, Inc.	2,300,000	52,233
Security & Commodity Brokers (8.8%)
American Express Co.	1,100,000	56,606
Ameriprise Financial, Inc.	900,000	36,900
Chicago Mercantile Exchange †	200,000	73,498
Transportation & Public Utilities (2.9%)
Expeditors International of Washington, Inc. †	800,000	54,008
Trucking & Warehousing (2.9%)
United Parcel Service, Inc.–Class B	730,000	54,860
Total Common Stocks (cost: $1,295,245)		1,680,891
	Principal	Value
SECURITY LENDING COLLATERAL (10.9%)
Debt (9.3%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$3,054	$3,054
4.31%, due 08/10/2006 *	2,508	2,508
Certificates Of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	1,926	1,926
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	2,727	2,727
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	1,091	1,091
Rabobank Nederland 4.10%, due 05/31/2006 *	2,727	2,727
Commercial Paper (1.1%)
Fairway Finance–144A 4.31%, due 01/10/2006	5,440	5,440
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	2,727	2,727
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	1,069	1,069
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	2,708	2,708
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	2,166	2,166
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	2,154	2,154

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Transamerica Equity

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	$1,309	$1,309
Yorktown Capital LLC 4.27%, due 01/05/2006	2,727	2,727
Euro Dollar Overnight (1.5%)
Calyon 4.34%, due 01/05/2006	2,727	2,727
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	5,453 5,181	5,453 5,181
Harris Trust & Savings Bank 4.25%, due 01/05/2006	4,472	4,472
National Australia Bank 4.16%, due 01/03/2006	5,568	5,568
Rabobank Nederland 4.15%, due 01/03/2006	1,963	1,963
Wells Fargo 4.27%, due 01/03/2006	2,726	2,726
Euro Dollar Terms (3.1%)
Bank of Montreal 4.30%, due 01/19/2006	5,453	5,453
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	1,636 4,363	1,636 4,363
BNP Paribas 4.22%, due 01/24/2006	2,727	2,727
Dexia Group 4.25%, due 01/09/2006	2,727	2,727
Rabobank Nederland 4.21%, due 01/19/2006	4,908	4,908
Royal Bank of Canada 4.25%, due 01/24/2006	3,817	3,817
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	8,180 5,999	8,180 5,999
Societe Generale 4.28%, due 01/30/2006	5,453	5,453
UBS AG 4.26%, due 01/10/2006	5,453	5,453

	Principal	Value
Euro Dollar Terms (continued)
Wells Fargo 4.29%, due 01/30/2006	$8,180	$8,180
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	3,272 1,091	3,272 1,091
Repurchase Agreements (2.7%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $9,133 on 01/03/2006	9,129	9,129
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $21,787 on 01/03/2006	21,776	21,776
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $146 on 01/03/2006	145	145
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $17,459 on 01/03/2006	17,451	17,451
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $1,926 on 01/03/2006	1,925	1,925
	Shares	Value
Investment Companies (1.6%)
American Beacon Fund 1-day yield of 4.19%	747,640	$748
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	7,089,343	7,089
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	2,944,804	2,945
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	19,305,735	19,306
Total Security Lending Collateral (cost: $206,196)		206,196
Total Investment Securities (cost: $1,501,441)		$1,887,087

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $200,044.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $51,435, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% – 8.75% and 01/03/2006 – 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $17,573 or 0.9% of the total investments of the Fund.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica Equity

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,501,441) (including securities loaned of $200,044)	$1,887,087
Cash	45,770
Receivables:
Shares sold	1,047
Interest	206
Dividends	895
1,935,005
Liabilities:
Investment securities purchased	18,442
Accounts payable and accrued liabilities:
Shares redeemed	1,080
Management and advisory fees	989
Service fees	8
Administration fees	28
Payable for collateral for securities on loan	206,196
Other	168
226,911
Net Assets	$1,708,094
Net Assets Consist of:
Capital stock ($.01 par value)	$716
Additional paid-in capital	1,409,794
Distributable net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities	(88,062)
Net unrealized appreciation (depreciation) on investment securities	385,646
Net Assets	$1,708,094
Net Assets by Class:
Initial Class	$1,670,310
Service Class	37,784
Shares Outstanding:
Initial Class	69,972
Service Class	1,592
Net Asset Value and Offering Price Per Share:
Initial Class	$23.87
Service Class	23.73

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$468
Dividends (net of withholding taxes on foreign dividends of $3)	8,106
Income from loaned securities–net	169
8,743
Expenses:
Management and advisory fees	9,097
Printing and shareholder reports	474
Custody fees	117
Administration fees	253
Legal fees	22
Audit fees	14
Trustees fees	41
Service fees:
Service Class	65
Other	30
Total expenses	10,113
Net Investment Income (Loss)	(1,370)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	63,389
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	130,988
Net Realized and Unrealized Gain (Loss) on Investment Securities	194,377
Net Increase (Decrease) in Net Assets Resulting from Operations	$193,007

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(1,370)	$4,769
Net realized gain (loss) from investment securities	63,389	87,941
Change in unrealized appreciation (depreciation) on investment securities	130,988	69,029
	193,007	161,739
Distributions to Shareholders:
From net investment income:
Initial Class	(4,368)	–
Service Class	(84)	–
	(4,452)	–
From net realized gains:
Initial Class	(18,877)	–
Service Class	(448)	–
	(19,325)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	439,687	72,245
Service Class	23,038	16,611
	462,725	88,856
Proceeds from fund acquisition:
Initial Class	–	518,286
Service Class	–	1,374
	–	519,660
Dividends and distributions reinvested:
Initial Class	23,245	–
Service Class	532	–
	23,777	–
Cost of shares redeemed:
Initial Class	(187,530)	(161,024)
Service Class	(7,998)	(3,496)
	(195,528)	(164,520)
	290,974	443,996
Net increase (decrease) in net assets	460,204	605,735
Net Assets:
Beginning of year	1,247,890	642,155
End of year	$1,708,094	$1,247,890
Distributable Net Investment Income (Loss)	$–	$4,700

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	18,846	3,801
Service Class	1,071	898
	19,917	4,699
Shares issued on fund acquisition:
Initial Class	–	28,129
Service Class	–	74
	–	28,203
Shares issued–reinvested from distributions:
Initial Class	1,062	–
Service Class	24	–
	1,086	–
Shares redeemed:
Initial Class	(8,831)	(8,571)
Service Class	(376)	(188)
	(9,207)	(8,759)
Net increase (decrease) in shares outstanding:
Initial Class	11,077	23,359
Service Class	719	784
	11,796	24,143

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica Equity

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$20.88	$(0.02)	$3.43	$3.41	$(0.08)	$(0.34)	$(0.42)	$23.87
	12/31/2004	18.03	0.09	2.76	2.85	–	–	–	20.88
	12/31/2003	13.74	(0.02)	4.31	4.29	–	–	–	18.03
	12/31/2002	17.67	(0.04)	(3.89)	(3.93)	–	–	–	13.74
	12/31/2001	21.78	(0.07)	(3.77)	(3.84)	–	(0.27)	(0.27)	17.67
Service Class	12/31/2005	20.80	(0.07)	3.40	3.33	(0.06)	(0.34)	(0.40)	23.73
	12/31/2004	17.99	0.09	2.72	2.81	–	–	–	20.80
	12/31/2003	14.68	(0.04)	3.35	3.31	–	–	–	17.99

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	16.54%	$1,670,310	0.80%	0.80%	(0.10)%	34%
	12/31/2004	15.81	1,229,731	0.81	0.81	0.48	69
	12/31/2003	31.22	640,555	0.78	0.78	(0.11)	19
	12/31/2002	(22.24)	370,216	0.82	0.82	(0.24)	23
	12/31/2001	(17.63)	244,735	0.85	0.91	(0.39)	51
Service Class	12/31/2005	16.28	37,784	1.05	1.05	(0.35)	34
	12/31/2004	15.62	18,159	1.08	1.08	0.49	69
	12/31/2003	22.55	1,600	1.05	1.05	(0.34)	19

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Equity (the "Fund") share classes commenced operations as follows:

Initial Class – December 31, 1980

Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any, (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS

At December 31, 2005

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Equity (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On May 3, 2004, the Fund acquired all the net assets of Alger Aggressive Growth and BlackRock Mid Cap Growth pursuant to plans of reorganization approved by the shareholders of Alger Aggressive Growth and BlackRock Mid Cap Growth. The Fund is the accounting survivor. The acquisitions were accomplished by tax-free exchanges of 26,836 and 1,367 shares of the Fund, respectively, for the 34,617 shares of Alger Aggressive Growth and 2,691 shares of BlackRock Mid Cap Growth, outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition were $644,877. Alger Aggressive Growth's net assets ($494,472 including $51,571 of unrealized appreciation) and BlackRock Mid Cap Growth's net assets ($25,188, including $1,979 of unrealized appreciation) at that date, were combined with those of the Fund, resulting in combined net assets of $1,164,537.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended December 31, 2005, of $35, are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $72, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$34,071	1.99%
Asset Allocation–Growth Portfolio	144,492	8.46%
Asset Allocation–Moderate Growth Portfolio	290,921	17.03%
Asset Allocation–Moderate Portfolio	116,598	6.83%
Total	$586,082	34.31%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.85% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $85.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$677,450
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	426,821
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating loss, return of capital and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1,370)
Distributable net investment income (loss)	1,122
Accumulated net realized gain (loss) from investment securities	248

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$87,964	December 31, 2009
173	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2005 was $63,060.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	4,452
Long-term Capital Gain	19,325

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(88,137)
Net Unrealized Appreciation (Depreciation)	$385,721

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$1,501,366
Unrealized Appreciation	$388,696
Unrealized (Depreciation)	(2,975)
Net Unrealized Appreciation (Depreciation)	$385,721

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Transamerica Equity (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $19,325 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Transamerica Equity

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Equity (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior investment performance, noting that the performance of the Portfolio has been above median relative to its peers over the past one-, two-, three-, five- and ten-year periods and superior to the benchmark index over the past one-, two-, three-, five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Transamerica Equity (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Transamerica Equity II

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished 2005 with a modest gain of 4.91%. Much of the advance occurred in the final quarter as wary investors looked past sundry near-term worries to focus on a central fact: the U.S. economy continued to grow at an impressive rate without generating higher core inflation. Despite thirteen interest-rate hikes by the Federal Reserve Board since mid-2004, overall interest rates remained historically low, facilitating rapid growth in the housing market, steady spending by consumers and higher employment levels. In the end, these outweighed the impact of higher energy prices, increased defense and deficit spending, and major Gulf Coast hurricanes to keep the economy expanding and stock prices rising.

For the year as a whole, the energy and utilities sectors were far and away the market leaders. The market's weakest areas included consumer stocks and telecommunications.

PERFORMANCE

For the year ended December 31, 2005, Transamerica Equity II returned 17.29%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 5.26% and 4.91%, respectively.

STRATEGY REVIEW

We focus on identifying powerful, long-term secular growth trends and quality companies positioned to benefit from them. Major themes in recent years have included the digitization/ personalization of communications and entertainment; the development and/or productivity-enhancing application of new technologies; and the development of the global economy and infrastructure. The majority of the portfolio's top contributors to performance fall into one of these categories.

For example, in the area of technology and productivity, we chose SanDisk Corporation ("SanDisk"), which designs, manufacturers and distributes portable "flash" memory cards used in digital devices. As more businesses find ways to utilize digital memory, SanDisk's business is growing faster than analysts' expectations. At WellPoint, Inc. ("WellPoint"), a managed care company, management is effectively applying technology to manage vast amounts of data and thereby reduce costs of administering health plans. During 2005, WellPoint began applying its efficient approach to Anthem, a managed care company with which it merged in 2004, and moved forward with the acquisition of yet another managed care company, WellChoice, Inc. The third top contributor, Chicago Mercantile Exchange Holdings Inc., one of the world's largest futures exchanges, is riding a wave of worldwide growth in futures and derivatives trading and, importantly, is at the forefront of the move to electronic exchanges.

Among the expanding-global-infrastructure investments that performed best were Expeditors International, an established freight forwarding company, and Praxair, Inc., which supplies gases used in industrial production.

The price gains in these and other stocks were partially offset by losses for Lexmark International, Inc. ("Lexmark"), United Parcel Service, Inc., and XM Satellite Radio Holdings Inc. ("XM"). We exited Lexmark and continue to hold XM, where we view the downturn as temporary. A slowdown in sales at XM's major distributor, General Motors Corporation, and heightened competition have weighed on the stock price recently. However, the company continues to meet its targets for customer growth.

Gary U. Rollé, CFA

Portfolio Manager
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

Transamerica Equity II

Comparison of change in value of $10,000 investment and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Fund	17.29%	16.89%	12/30/03
Russell 1000 Growth[1]	5.26%	5.78%	12/30/03
S&P 500[1]	4.91%	7.86%	12/30/03

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. For reporting periods through December 31, 2004, the Fund had selected the S&P 500 as its benchmark measure; however, the Russell 1000 Growth is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Transamerica Equity II

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,168.90	0.30%	$1.64
Hypothetical (b)	1,000.00	1,023.69	0.30	1.53

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Transamerica Equity II

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (100.0%)
Business Services (5.2%)
eBay, Inc. ‡	12,000	$519
Moody's Corp.	8,300	510
Chemicals & Allied Products (6.9%)
Praxair, Inc.	13,000	688
Procter & Gamble Co.	11,700	677
Communication (2.5%)
XM Satellite Radio Holdings, Inc.–Class A ‡	18,000	491
Communications Equipment (5.4%)
QUALCOMM, Inc.	25,000	1,077
Computer & Data Processing Services (7.2%)
Intuit, Inc. ‡	11,300	602
Microsoft Corp.	31,500	824
Computer & Office Equipment (7.8%)
Apple Computer, Inc. ‡	8,800	633
Sandisk Corp. ‡	14,500	911
Drug Stores & Proprietary Stores (3.8%)
Walgreen Co.	17,000	752
Electronic & Other Electric Equipment (2.5%)
General Electric Co.	14,400	505
Engineering & Management Services (2.0%)
Jacobs Engineering Group, Inc. ‡	5,900	400
Hotels & Other Lodging Places (5.4%)
Marriott International, Inc.–Class A	8,500	569
MGM Mirage, Inc. ‡	14,000	513
Industrial Machinery & Equipment (2.6%)
Caterpillar, Inc.	8,930	516
Insurance (4.8%)
WellPoint, Inc. ‡	11,900	950

	Shares	Value
Management Services (2.5%)
Paychex, Inc.	13,000	$496
Medical Instruments & Supplies (2.9%)
Zimmer Holdings, Inc. ‡	8,500	573
Oil & Gas Extraction (4.5%)
Anadarko Petroleum Corp.	3,800	360
Schlumberger, Ltd.	5,500	534
Personal Services (2.5%)
Weight Watchers International, Inc. ‡	10,000	494
Petroleum Refining (2.1%)
Suncor Energy, Inc.	6,600	417
Pharmaceuticals (6.4%)
Allergan, Inc.	4,300	464
Genentech, Inc. ‡	8,800	814
Printing & Publishing (2.8%)
McGraw-Hill Cos., Inc. (The)	11,000	568
Retail Trade (3.9%)
Staples, Inc.	34,500	784
Security & Commodity Brokers (8.2%)
American Express Co.	12,990	668
Ameriprise Financial, Inc.	4,750	195
Chicago Mercantile Exchange	2,100	772
Transportation & Public Utilities (3.9%)
Expeditors International of Washington, Inc.	11,500	776
Trucking & Warehousing (4.2%)
United Parcel Service, Inc.–Class B	11,000	827
Total Common Stocks (cost: $14,363)		19,879
Total Investment Securities (cost: $14,363)		$19,879

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Transamerica Equity II

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $14,363)	$19,879
Cash	131
Receivables:
Dividends	12
20,022
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	17
Management and advisory fees	4
Other	10
31
Net Assets	$19,991
Net Assets Consist of:
Capital stock ($.01 par value)	$21
Additional paid-in capital	13,042
Distributable net investment income (loss)	68
Accumulated net realized gain (loss) from investment securities	1,344
Net unrealized appreciation (depreciation) on investment securities	5,516
Net Assets	$19,991
Shares Outstanding	2,106
Net Asset Value and Offering Price Per Share	$9.49

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$3
Dividends	122
125
Expenses:
Management and advisory fees	57
Printing and shareholder reports	1
Custody fees	6
Administration fees	4
Audit fees	14
Trustees fees	1
Total expenses	83
Less:
Advisory fee waiver	(26)
Net expenses	57
Net Investment Income (Loss):	68
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	1,483
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	1,520
Net Realized and Unrealized Gain (Loss) on Investment Securities	3,003
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,071

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica Equity II

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$68	$737
Net realized gain (loss) from investment securities	1,483	26,155
Change in unrealized appreciation (depreciation) on investment securities	1,520	(13,550)
	3,071	13,342
Distributions to Shareholders:
From net investment income	(218)	–
From net realized gains	(5,668)	–
	(5,886)	–
Capital Share Transactions:
Proceeds from shares sold	158	76
Capital contributed from affiliates	–	517
Dividends and distributions reinvested	5,886	–
Cost of shares redeemed	(2,409)	(80,487)
	3,635	(79,894)
Net increase (decrease) in net assets	820	(66,552)
Net Assets:
Beginning of year	19,171	85,723
End of year	$19,991	$19,171
Distributable Net Investment Income (Loss)	$68	$222

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued	14	4
Shares issued–reinvested from distributions	677	–
Shares redeemed	(229)	(6,917)
Net increase (decrease) in shares outstanding	462	(6,913)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica Equity II

FINANCIAL HIGHLIGHTS

	For a share outstanding throughout each period (a)
	Net Asset	Investment Operations				Distributions			Net Asset
For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
12/31/2005	$11.66	$0.04	$1.62		$1.66	$(0.14)	$(3.69)	$(3.83)	$9.49
12/31/2004	10.02	0.09	1.55	(h)	1.64	–	–	–	11.66
12/31/2003	10.00	(0.03)	0.05		0.02	–	–	–	10.02

		Ratios/Supplemental Data
For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
12/31/2005	17.29%	$19,991	0.30%	0.44%	0.36%	29%
12/31/2004	16.37 (h)	19,171	0.30	0.36	0.84	33
12/31/2003	0.20	85,723	0.30	0.34	(0.30)	–

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  The inception date of Transamerican Equity II (the "Fund") is December 30, 2003.

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

(h)  The capital contribution from affiliates is included in net realized and unrealized gain (loss) of $0.21. The capital contribtuion from affiliates increased total return by 2.10% for the year ended December 31, 2004.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Equity II (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.   RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.30% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.30% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

	Available Fee Waived	Available for Recapture Through
Fiscal Year 2004	$52	12/31/2007
Fiscal Year 2005	26	12/31/2008

There were no amounts recaptured during the year ended December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under 12b-1 plan to pay fees up to the following limit of 0.15%.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $1.

NOTE 3.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$5,522
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	7,010
U.S. Government	–

NOTE 4.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(4)
Accumulated net realized gain (loss) from investment securities	4

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	757
Long-term Capital Gain	5,129

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$68
Undistributed Long-term Capital Gain	$1,387
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$5,473

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica Equity II

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$14,406
Unrealized Appreciation	$5,648
Unrealized (Depreciation)	(175)
Net Unrealized Appreciation (Depreciation)	$5,473

NOTE 5.   REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Equity II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity II (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Transamerica Equity II (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5,129 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica Equity II

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Equity II (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance to date. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Portfolio's inception date was December 30, 2003. As a result, the Board examined the performance of the Portfolio over the past year, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper. The Board expressed its satisfaction with the Portfolio's performance and concluded that TFAI and the Sub-Adviser had achieved superior investment performance thus far, noting that the performance of the Portfolio was superior relative to its peers, as well as the benchmark index, over the past one-year period. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the

AEGON/Transamerica Series Trust

Annual Report 2005

12

Transamerica Equity II (continued)

management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser. The Board expressed its satisfaction with the Portfolio's competitive level of expenses.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board concluded that the advisory fees appropriately reflect the Portfolio's current size, long-term performance, the current economic environment for TFAI, and the competitive nature of the investment company market. In addition, the Board noted that it will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser (including whether it would be appropriate to implement advisory fee breakpoints) in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Transamerica Growth Opportunities

MARKET ENVIRONMENT

Throughout 2005, corporate earnings continued to grow, the economy expanded and inflation remained relatively tame. In spite of these positive factors, the U.S. stock market often struggled to make progress against two strong headwinds: higher energy prices and regular interest-rate increases by the Federal Reserve Board ("Fed"). Any sign of moderation in economic growth sparked a market rally, as investors reasoned that a slower economy might give the Fed cause to end its course of rates hikes sooner rather than later. Likewise, the market typically advanced whenever energy prices receded, leaving consumers with more income to spend elsewhere.

Against this backdrop, the Russell 2500 Growth Index ("Russell 2500 Growth") rose 8.17%, led by 54% and 64% increases for other energy and integrated oils, respectively. The financial services and technology sectors were the index's weakest.

PERFORMANCE

For the year ended December 31, 2005, Transamerica Growth Opportunities, Initial Class returned 16.23%. By comparison its benchmark, the Russell 2500 Growth returned 8.17%.

STRATEGY REVIEW

Our approach to stock selection emphasizes companies poised to benefit from strong secular growth trends and individual catalysts for growth. The portfolio's top contributors for the year – SanDisk Corporation ("SanDisk"), C.H. Robinson Worldwide, Inc. ("Robinson"), Expeditors International ("Expeditors"), and BlackRock, Inc. ("BlackRock") – are prime examples of these strengths.

SanDisk designs, manufactures and distributes worldwide a variety of "flash" memory products, such as the memory cards used in digital video recorders and cameras. In addition, SanDisk's patents on this specialized technology entitle it to royalties when others manufacture these products. As more companies discover ways to utilize portable, ultra-compact memory in their products, SanDisk is growing very rapidly, while its vertical integration has helped it withstand increased competition.

BlackRock also has a competitive position. Considered a premier fixed-income investment manager, its services are in growing demand among baby-boomers seeking income-oriented investments for their retirement and pre-retirement portfolios. As for Robinson and Expeditors, both have strong positions in the worldwide freight industry, which is growing rapidly due to global economic expansion.

Since April, we have steadily added energy investments to the portfolio, and our selections (e.g., Grant Prideco, Inc.) delivered double-digit total returns. Nonetheless, the relative underweighting in this top-performing area of the market hampered results. Also detracting from results were several consumer discretionary stocks, including Gemstar – TV Guide International, Inc. ("Gemstar"), a media company, and Tuesday Morning Corporation ("Tuesday Morning"), a discount retailer of household items. We exited Gemstar, which encountered fundamental problems in both core and new businesses. We also reduced our exposure to Tuesday Morning; fewer home sales and consumer worries about energy and borrowing costs have meant less spending on household items.

John Huber, CFA

Edward S. Han

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

Transamerica Growth Opportunities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	From Inception	Inception Date
Initial Class	16.23%	12.09%	5/2/01
Russell 2500 Growth[1]	8.17%	4.76%	5/2/01
Service Class	15.93%	22.40%	5/1/03

NOTES

1  The Russell 2500 Growth (Russell 2500 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002, has been derived from the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Transamerica Growth Opportunities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,184.10	0.86%	$4.73
Hypothetical (b)	1,000.00	1,020.87	0.86	4.38
Service Class
Actual	1,000.00	1,182.80	1.12	6.16
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (80.8%)
Amusement & Recreation Services (1.3%)
Station Casinos, Inc.	96,890	$6,569
Commercial Banks (1.0%)
Wintrust Financial Corp.	90,200	4,952
Communication (3.6%)
Global Payments, Inc.	406,550	18,949
Computer & Data Processing Services (6.6%)
Digital Insight Corp. ‡	289,789	9,279
McAfee, Inc. ‡	335,000	9,089
NAVTEQ Corp. ‡	244,910	10,744
THQ, Inc. ‡†	227,040	5,415
Computer & Office Equipment (3.8%)
Sandisk Corp. ‡†	318,870	20,031
Engineering & Management Services (3.5%)
Jacobs Engineering Group, Inc. ‡	268,712	18,238
Environmental Services (0.3%)
Stericycle, Inc. ‡	22,400	1,319
Furniture & Home Furnishings Stores (1.1%)
Tuesday Morning Corp. †	285,761	5,978
Hardware Stores (3.0%)
Fastenal Co. †	396,450	15,537
Industrial Machinery & Equipment (10.5%)
Cooper Cameron Corp. ‡	417,140	17,270
Graco, Inc.	413,700	15,092
Grant Prideco, Inc. ‡	406,757	17,946
Kennametal, Inc.	82,650	4,218
Management Services (1.6%)
ServiceMaster Co. (The)	704,375	8,417
Medical Instruments & Supplies (4.0%)
DENTSPLY International, Inc.	100,400	5,391
Techne Corp. ‡	265,690	14,919
Varian Medical Systems, Inc. ‡†	12,100	609
Motion Pictures (1.8%)
Lions Gate Entertainment Corp. ‡†	634,000	4,869
Macrovision Corp. ‡	262,944	4,399
Oil & Gas Extraction (0.0%)
Hanover Compressor Co. ‡	2,656	38
Paperboard Containers & Boxes (2.8%)
Packaging Corp. of America †	643,550	14,769
Personal Credit Institutions (3.0%)
Financial Federal Corp. †	347,900	15,464

	Shares	Value
Personal Services (7.3%)
Jackson Hewitt Tax Service, Inc.	660,000	$18,289
Weight Watchers International, Inc. ‡†	393,980	19,474
Research & Testing Services (2.7%)
Affymetrix, Inc. ‡†	295,750	14,122
Restaurants (2.2%)
PF Chang's China Bistro, Inc. ‡†	229,720	11,400
Retail Trade (3.3%)
Blue Nile, Inc. ‡†	423,840	17,085
Security & Commodity Brokers (4.8%)
BlackRock, Inc.–Class A	232,420	25,213
Stone, Clay & Glass Products (1.1%)
Gentex Corp. †	303,854	5,925
Telecommunications (2.6%)
NeuStar, Inc.–Class A ‡	438,330	13,365
Transportation & Public Utilities (8.9%)
CH Robinson Worldwide, Inc. †	643,110	23,814
Expeditors International of Washington, Inc.	334,780	22,601
Total Common Stocks (cost: $314,107)		420,789
	Principal	Value
SECURITY LENDING COLLATERAL (19.2%)
Debt (16.4%)
Bank Notes (0.5%)
Bank of America
4.27%, due 01/17/2006 *	$1,479	$1,479
4.31%, due 08/10/2006 *	1,215	1,215
Certificates Of Deposit (0.8%)
Barclays 4.31%, due 01/17/2006 *	933	933
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	1,320	1,320
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	528	528
Rabobank Nederland 4.10%, due 05/31/2006 *	1,320	1,320
Commercial Paper (1.9%)
Fairway Finance–144A 4.31%, due 01/10/2006	2,635	2,635
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	1,320	1,320
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	518	518
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	1,311	1,311
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	1,049	1,049

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	$1,043	$1,043
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	634	634
Yorktown Capital LLC 4.27%, due 01/05/2006	1,320	1,320
Euro Dollar Overnight (2.6%)
Calyon 4.34%, due 01/05/2006	1,320	1,320
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	2,641 2,509	2,641 2,509
Harris Trust & Savings Bank 4.25%, due 01/05/2006	2,166	2,166
National Australia Bank 4.16%, due 01/03/2006	2,696	2,696
Rabobank Nederland 4.15%, due 01/03/2006	951	951
Wells Fargo 4.27%, due 01/03/2006	1,320	1,320
Euro Dollar Terms (5.5%)
Bank of Montreal 4.30%, due 01/19/2006	2,641	2,641
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	792 2,113	792 2,113
BNP Paribas 4.22%, due 01/24/2006	1,320	1,320
Dexia Group 4.25%, due 01/09/2006	1,320	1,320
Rabobank Nederland 4.21%, due 01/19/2006	2,377	2,377
Royal Bank of Canada 4.25%, due 01/24/2006	1,849	1,849
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	3,961 2,905	3,961 2,905
Societe Generale 4.28%, due 01/30/2006	2,641	2,641

	Principal	Value
Euro Dollar Terms (continued)
UBS AG 4.26%, due 01/10/2006	$2,641	$2,641
Wells Fargo 4.29%, due 01/30/2006	3,961	3,961
Promissory Notes (0.4%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	1,584 528	1,584 528
Repurchase Agreements (4.7%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $4,423 on 01/03/2006	4,421	4,421
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $10,550 on 01/03/2006	10,545	10,545
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $71 on 01/03/2006	71	71
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $8,454 on 01/03/2006	8,451	8,451
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $933 on 01/03/2006	932	932
	Shares	Value
Investment Companies (2.8%)
American Beacon Fund 1-day yield of 4.19%	362,045	$362
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	3,433,015	3,433
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	1,426,022	1,426
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	9,348,803	9,349
Total Security Lending Collateral (cost: $99,851)		99,851
Total Investment Securities (cost: $413,958)		$520,640

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $96,497.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $56,113, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $8,510 or 1.6% of the total investments of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica Growth Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $413,958) (including securities loaned of $96,497)	$520,640
Cash	41,677
Receivables:
Shares sold	583
Interest	98
Income from loaned securities	34
Dividends	304
563,336
Liabilities:
Investment securities purchased	2,208
Accounts payable and accrued liabilities:
Shares redeemed	173
Management and advisory fees	301
Service fees	3
Administration fees	8
Payable for collateral for securities on loan	99,851
Other	51
102,595
Net Assets	$460,741
Net Assets Consist of:
Capital stock ($.01 par value)	$294
Additional paid-in capital	364,588
Distributable net investment income (loss)	1,154
Accumulated net realized gain (loss) from investment securities	(11,977)
Net unrealized appreciation (depreciation) on investment securities	106,682
Net Assets	$460,741
Net Assets by Class:
Initial Class	$445,761
Service Class	14,980
Shares Outstanding:
Initial Class	28,410
Service Class	961
Net Asset Value and Offering Price Per Share:
Initial Class	$15.69
Service Class	15.59

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$369
Dividends	3,907
Income from loaned securities–net	332
4,608
Expenses:
Management and advisory fees	3,126
Printing and shareholder reports	135
Custody fees	43
Administration fees	80
Legal fees	7
Audit fees	14
Trustees fees	13
Service fees:
Service Class	26
Other	10
Total expenses	3,454
Net Investment Income (Loss)	1,154
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	33,842
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	25,483
Net Realized and Unrealized Gain (Loss) on Investment Securities	59,325
Net Increase (Decrease) in Net Assets Resulting from Operations	$60,479

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica Growth Opportunities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,154	$(21)
Net realized gain (loss) from investment securities	33,842	42,211
Change in unrealized appreciation (depreciation) on investment securities	25,483	9,569
	60,479	51,759
Distributions to Shareholders:
From net realized gains:
Initial Class	(30,330)	–
Service Class	(875)	–
	(31,205)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	39,121	55,073
Service Class	9,201	6,808
	48,322	61,881
Proceeds from fund acquisition:
Initial Class	–	134,327
Service Class	–	558
	–	134,885
Dividends and distributions reinvested:
Initial Class	30,330	–
Service Class	875	–
	31,205	–
Cost of shares redeemed:
Initial Class	(68,096)	(66,799)
Service Class	(3,635)	(1,107)
	(71,731)	(67,906)
	7,796	128,860
Net increase (decrease) in net assets	37,070	180,619
Net Assets:
Beginning of year	423,671	243,052
End of year	$460,741	$423,671
Distributable Net Investment Income (Loss)	$1,154	$–

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	$2,594	$4,060
Service Class	633	507
	3,227	4,567
Shares issued on fund acquisition:
Initial Class	–	10,042
Service Class	–	42
	–	10,084
Shares issued–reinvested from distributions:
Initial Class	2,187	–
Service Class	64	–
	2,251	–
Shares redeemed:
Initial Class	(4,763)	(5,004)
Service Class	(252)	(82)
	(5,015)	(5,086)
		Net increase (decrease) in shares outstanding:
Initial Class	18	9,098
Service Class	445	467
	463	9,565

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica Growth Opportunities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$14.66	$0.04	$2.18	$2.22	$–	$(1.19)	$(1.19)	$15.69
	12/31/2004	12.57	– (h)	2.09	2.09	–	–	–	14.66
	12/31/2003	9.58	(0.02)	3.01	2.99	–	–	–	12.57
	12/31/2002	11.18	(0.05)	(1.55)	(1.60)	–	–	–	9.58
	12/31/2001	10.00	(0.01)	1.19	1.18	–	–	–	11.18
Service Class	12/31/2005	14.61	– (h)	2.17	2.17	–	(1.19)	(1.19)	15.59
	12/31/2004	12.54	(0.04)	2.11	2.07	–	–	–	14.61
	12/31/2003	9.87	(0.02)	2.69	2.67	–	–	–	12.54

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	16.23%	$445,761	0.86%	0.86%	0.30%	44%
	12/31/2004	16.63	416,126	0.88	0.88	– (h)	63
	12/31/2003	31.21	242,433	0.90	0.90	(0.16)	23
	12/31/2002	(14.31)	95,613	1.12	1.12	(0.49)	14
	12/31/2001	11.80	5,581	1.20	5.89	(0.47)	4
Service Class	12/31/2005	15.93	14,980	1.11	1.11	0.03	44
	12/31/2004	16.51	7,545	1.14	1.14	(0.31)	63
	12/31/2003	27.05	619	1.15	1.15	(0.22)	23

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Growth Opportunities (the "Fund") share classes commenced operations as follows:

Initial Class – May 2, 2001
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  Amount rounds to less than $0.01 or 0.01%.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Growth Opportunities (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

On May 3, 2004, the Fund acquired all the net assets of PBHG Mid Cap Growth Fund pursuant to a plan of reorganization approved by the shareholders. The Fund is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 10,084 shares of the Fund for the 15,437 shares of PBHG Mid Cap Growth Fund outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition were $262,434. PBHG Mid Cap Growth Fund's net assets at that date, $134,885 including $21,593 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $397,319.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $7 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

from loaned securities on the Statement of Operations is net of fees, in the amount of $142, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Conservative Portfolio	$11,935	2.59%
Asset Allocation–Growth Portfolio	30,787	6.68%
Asset Allocation–Moderate Growth Portfolio	78,508	17.04%
Asset Allocation–Moderate Portfolio	70,589	15.32%
Total	$191,819	41.63%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.15% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $23.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$169,787
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	217,627
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$24,779	December 31, 2009
432	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $20,377.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:

Ordinary Income	$–
Long-term Capital Gain	–

2005 Distributions paid from:

Ordinary Income	1,150
Long-term Capital Gain	30,055

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$1,154
Undistributed Long-term Capital Gain	$13,409
Capital Loss Carryforward	$(25,211)
Net Unrealized Appreciation (Depreciation)	$106,507

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$414,133
Unrealized Appreciation	$112,023
Unrealized (Depreciation)	(5,516)
Net Unrealized Appreciation (Depreciation)	$106,507

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Shareholders of
Transamerica Growth Opportunities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Growth Opportunities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2005

Transamerica Growth Opportunities (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $30,055 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Transamerica Growth Opportunities

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Growth Opportunities (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, and TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI generally had achieved acceptable investment performance, while noting that the Portfolio's performance could be improved. The Board noted that the performance was the result of the Sub-Adviser's prior equity investment team, and determined that the results of the new team would be carefully monitored on a going-forward basis. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual fundss. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the

AEGON/Transamerica Series Trust

Annual Report 2005

14

Transamerica Growth Opportunities (continued)

management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Transamerica Money Market

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,017.00	0.41%	$2.08
Hypothetical (b)	1,000.00	1,023.14	0.41	2.09
Service Class
Actual	1,000.00	1,015.70	0.66	3.35
Hypothetical (b)	1,000.00	1,021.88	0.66	3.36

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
At December 31, 2005

This chart shows the percentage breakdown by maturity date of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

1

Transamerica Money Market

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (91.0%)
Automotive (8.6%)
American Honda Finance Corp.
4.04%, due 01/09/2006	$7,200	$7,193
4.08%, due 01/23/2006	7,100	7,081
4.09%, due 01/23/2006	6,500	6,483
BMW US Capital LLC–144A 4.18%, due 01/03/2006 4.27%, due 01/26/2006	10,000 1,600	9,997 1,595
Business Credit Institutions (7.8%)
Paccar Financial Corp. 4.03%, due 01/12/2006 4.20%, due 02/02/2006 4.21%, due 02/09/2006 4.20%, due 02/14/2006	4,250 6,900 11,900 6,500	4,244 6,873 11,844 6,466
Commercial Banks (25.4%)
Bank of America, Corp. 4.33%, due 02/22/2006	15,000	14,904
Barclays U.S. Funding Corp. 4.02%, due 01/09/2006 4.03%, due 01/11/2006 4.21%, due 02/08/2006	9,000 7,000 9,000	8,991 6,991 8,959
Old Line Funding Corp.–144A 4.18%, due 01/10/2006 4.33%, due 02/06/2006	7,800 10,860	7,791 10,812
Royal Bank of Scotland 4.12%, due 01/03/2006 4.15%, due 01/30/2006 4.15%, due 01/31/2006	5,000 12,400 13,000	4,998 12,357 12,954
UBS Finance Delaware LLC 4.20%, due 01/27/2006	7,000	6,978
Food & Kindred Products (6.4%)
Nestle Capital Corp.–144A 4.12%, due 01/09/2006 4.10%, due 01/10/2006 4.10%, due 01/11/2006	7,000 8,500 8,600	6,993 8,490 8,589
Holding & Other Investment Offices (6.0%)
CAFCO LLC–144A 4.13%, due 01/18/2006 4.23%, due 01/23/2006	7,000 13,355	6,986 13,319
Quebec Province–144A 4.26%, due 01/27/2006	2,450	2,442

	Principal	Value
Insurance (2.5%)
Metlife Funding, Inc. 4.12%, due 01/23/2006	$9,400	$9,375
Oil & Gas Extraction (6.3%)
BP Amoco Capital PLC 4.01%, due 01/17/2006	24,000	23,955
Personal Credit Institutions (14.4%)
General Electric Capital Corp. 4.03%, due 01/10/2006 4.09%, due 01/20/2006 4.19%, due 02/06/2006	7,000 12,400 11,900	6,992 12,372 11,849
Toyota Motor Credit Corp. 4.05%, due 01/19/2006 4.29%, due 02/07/2006	11,300 12,000	11,276 11,946
Printing & Publishing (1.3%)
Gannett Co., Inc.–144A 4.08%, due 01/04/2006	5,000	4,998
Repurchase Agreements (2.9%)
JPMorgan Chase & Co. 4.22%, due 02/28/2006	11,000	10,924
Telecommunications (5.3%)
Verizon Network Funding 4.28%, due 01/11/2006 4.30%, due 01/18/2006	10,000 10,000	9,987 9,978
Wholesale Trade Durable Goods (4.1%)
Procter & Gamble Co.–144A 4.09%, due 01/25/2006	15,400	15,356
Total Commercial Paper (cost: $343,338)		343,338
CERTIFICATES OF DEPOSIT (9.0%)
Bank of America Corp. 4.29%, due 02/21/2006	4,400	4,400
Wells Fargo Bank NA 4.31%, due 01/20/2006 4.30%, due 01/25/2006	3,000 8,500	3,000 8,500
Toronto-Dominion Bank, Ltd. 4.47%, due 03/31/2006	17,860	17,860
Total Certificates Of Deposit (cost: $33,760)		33,760
Total Investment Securities (cost: $377,098)		$377,098

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $97,368 or 25.8% of the total investments of the Fund.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Transamerica Money Market

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $377,098)	$377,098
Cash	64
Receivables:
Shares sold	743
Interest	100
378,005
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	997
Management and advisory fees	131
Service fees	6
Administration fees	8
Dividends to shareholders	78
Other	33
1,253
Net Assets	$376,752
Net Assets Consist of:
Capital stock ($.01 par value)	$3,768
Additional paid-in capital	372,984
Net Assets	$376,752
Net Assets by Class:
Initial Class	$347,350
Service Class	29,402
Shares Outstanding:
Initial Class	347,350
Service Class	29,402
Net Asset Value and Offering Price Per Share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$18,354
Expenses:
Management and advisory fees	1,977
Printing and shareholder reports	58
Custody fees	59
Administration fees	113
Legal fees	11
Audit fees	14
Trustees fees	19
Service fees:
Service Class	73
Other	14
Total expenses	2,338
Net Investment Income (Loss)	16,016
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,016

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Transamerica Money Market

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$16,016	$6,616
	16,016	6,616
Distributions to Shareholders:
From net investment income:
Initial Class	(15,228)	(6,481)
Service Class	(788)	(135)
	(16,016)	(6,616)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	519,748	645,194
Service Class	96,009	70,586
	615,757	715,780
Dividends and distributions reinvested:
Initial Class	15,183	6,461
Service Class	783	135
	15,966	6,596
Cost of shares redeemed:
Initial Class	(684,402)	(752,346)
Service Class	(86,320)	(58,382)
	(770,722)	(810,728)
	(138,999)	(88,352)
Net increase (decrease) in net assets	(138,999)	(88,352)
Net Assets:
Beginning of year	515,751	604,103
End of year	$376,752	$515,751

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	519,748	645,194
Service Class	96,009	70,586
	615,757	715,780
Shares issued–reinvested from distributions:
Initial Class	15,183	6,461
Service Class	783	135
	15,966	6,596
Shares redeemed:
Initial Class	(684,402)	(752,346)
Service Class	(86,320)	(58,382)
	(770,722)	(810,728)
Net increase (decrease) in shares outstanding:
Initial Class	(149,471)	(100,691)
Service Class	10,472	12,339
	(138,999)	(88,352)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Transamerica Money Market

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$1.00	$0.03	$–	$0.03	$(0.03)	$–	$(0.03)	$1.00
	12/31/2004	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2003	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2002	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2001	1.00	0.04	–	0.04	(0.04)	–	(0.04)	1.00
Service Class	12/31/2005	1.00	0.03	–	0.03	(0.03)	–	(0.03)	1.00
	12/31/2004	1.00	0.01	–	0.01	(0.01)	–	(0.01)	1.00
	12/31/2003	1.00	–	–	–	–	–	–	1.00

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)
Initial Class	12/31/2005	2.89%	$347,350	0.40%	0.40%	2.84%
	12/31/2004	0.99	496,821	0.39	0.39	1.00
	12/31/2003	0.81	597,512	0.38	0.38	0.78
	12/31/2002	1.44	584,061	0.41	0.41	1.42
	12/31/2001	4.01	467,311	0.44	0.44	3.70
Service Class	12/31/2005	2.63	29,402	0.65	0.65	2.69
	12/31/2004	0.72	18,930	0.64	0.64	0.87
	12/31/2003	0.30	6,591	0.64	0.64	0.44

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Money Market (the "Fund") share classes commenced operations on:

Initial Class – October 2, 1986
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Money Market (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.35% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.57% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $19.

NOTE 3.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, distributions payable.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$6,616
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	16,016
Long-term Capital Gain	–

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$377,098
Unrealized Appreciation	$–
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$–

NOTE 4.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Money Market

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Money Market (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica Money Market

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Money Market (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior investment performance, noting that the performance of the Portfolio has been above median relative to its peers over the past one-, two-, three-, five- and ten-year periods and superior to the benchmark index over the past one-, two-, three-, five- and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), and other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees). Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, and TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Transamerica Money Market (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board determined that the investment advisory fees already reflect potential economies of scale to some extent by virtue of their competitive levels determined with reference to industry standards as reported by Lipper and the estimated profitability at current or foreseeable asset levels. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica Small/Mid Cap Value

MARKET ENVIRONMENT

Although corporate earnings were steady or expanded slightly, the real story behind the stock market's solid advance during 2005 was the resilience of the U.S. economy and the absence of long-term inflationary pressures. Improved productivity levels and sustained consumer spending kept the economy moving forward in spite of numerous worries, including: inconsistent job growth; raging energy prices; costly natural disasters; a burgeoning federal budget deficit; the steady upward climb in interest rates; and the downgrading of one of the nation's preeminent automakers. However, since headline inflation remained under control – despite sharply higher energy prices during the twelve-month period – the economy and markets largely ignored this proverbial "wall of worries" to post positive results across the board.

For the first time in several years, growth equities showed renewed strength and, late in the year, outpaced value equities, while energy-related stocks outpaced just about everything. Against this backdrop, the Russell 2500 Value Index ("Russell 2500 Value") of small and medium-sized companies generated a twelve-month total return of 7.74%. Energy-related sectors were the index's strongest; and automotive and transportation, its' weakest.

PERFORMANCE

For the year ended December 31, 2005, Transamerica Small/Mid Cap Value, Initial Class returned 13.56%. By comparison its primary and former benchmarks, the Russell 2500 Value and the Russell 2000 Index returned 7.74% and 4.55%, respectively.

STRATEGY REVIEW

We apply a combination of macroeconomic analysis and bottom-up fundamental research to select both sectors and individual securities for investment. The objective: to create relatively concentrated portfolios that, in the aggregate, have lower valuation metrics (e.g., price-to-earnings and price-to-free cash flow ratios) than the benchmark Russell 2500 Value. Our ideal investment candidate possesses an extraordinary catalyst for generating significantly higher earnings than estimated by Wall Street.

At the time we assumed management of the portfolio (in May 2004), this approach convinced us that energy-related stocks offered some of the best values in the marketplace. We significantly overweighted the portfolio's investment in the energy sector, even before energy prices skyrocketed. This overweighting, once energy prices began to rise, combined with vastly superior total returns for our individual energy selections, was the primary factor in the portfolio's outperformance. Eight of the portfolio's ten largest contributors to results in 2005, were energy stocks, including natural gas provider Chesapeake Energy Corporation; Superior Energy Services, Inc., an oil service provider operating in the Gulf of Mexico; and TODCO, a lessor of jack-up oil rigs.

The double- and, in some cases, triple-digit gains for these holdings more than offset losses in stocks that were negatively impacted by rising energy prices – namely, our investments in chemical companies – and downturns for several health care holdings. Oil and natural gas are often used as raw materials in the processing of chemicals. However, prices for these raw materials rose so quickly that manufacturers were initially unable to pass through the higher input costs. Even though the situation was largely rectified by year-end 2005, companies like Georgia Gulf Corporation detracted from full-year results. As for health care, it's fair to say that, while the sector did well, our individual stock selections simply did not keep pace.

Michelle E. Stevens, CFA

Portfolio Manager
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

Transamerica Small/Mid Cap Value

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	13.56%	14.47%	15.86%	14.34%	5/4/93
Russell 2500 Value[1]	7.74%	13.42%	13.88%	14.01%	5/4/93
Russell 2000[1]	4.55%	8.22%	9.26%	10.60%	5/4/93
Service Class	13.26%	–	–	17.21%	5/3/04

NOTES

1  The Russell 2500 Value (Russell 2500 Value) Index and Russell 2000 (Russell 2000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. For reporting periods through December 31, 2004, the Fund had selected Russell 2000 as its benchmark measure; however, the Russell 2500 Value is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the Fund may not be appropriate for everyone. Companies with small capitalization have the potential for greater volatility than companies with larger capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio, of the Endeavor Series Trust. The Dreyfus Corporation had been the portfolio's subadviser since September 16, 1996 to April 30, 2004. Prior to that date a different firm managed the portfolio and the performance set forth above, prior to September 16, 1996 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Transamerica Small/Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,084.40	0.87%	$4.57
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,082.70	1.12	5.88
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (84.5%)
Apparel Products (0.9%)
True Religion Apparel, Inc. ‡†	285,000	$4,389
Chemicals & Allied Products (5.1%)
Chemtura Corp.	300,000	3,810
Lubrizol Corp.	180,000	7,817
Olin Corp.	485,000	9,545
PolyOne Corp. ‡	555,560	3,572
Commercial Banks (3.2%)
Corus Bankshares, Inc. †	140,000	7,878
North Fork Bancorp, Inc.	283,878	7,767
Computer & Data Processing Services (3.2%)
ActivCard Corp. ‡	175,800	614
Fair Isaac Corp. †	240,000	10,601
Sabre Holdings Corp.	183,200	4,417
Computer & Office Equipment (1.0%)
Hypercom Corp. ‡	725,000	4,633
Symbol Technologies, Inc.	3,450	44
Construction (5.8%)
Chemed Corp.	310,000	15,401
McDermott International, Inc. ‡	280,000	12,491
Electric Services (0.1%)
CMS Energy Corp. ‡	20,000	290
Electric, Gas & Sanitary Services (0.6%)
ALLETE, Inc.	66,666	2,933
Electronic & Other Electric Equipment (4.8%)
Acuity Brands, Inc.	300,000	9,540
Genlyte Group, Inc. ‡	260,000	13,928
Electronic Components & Accessories (1.3%)
Advanced Energy Industries, Inc. ‡	165,000	1,952
OSI Systems, Inc. ‡†	232,800	4,281
Environmental Services (2.1%)
Republic Services, Inc.	265,000	9,951
Food & Kindred Products (1.0%)
Hercules, Inc. ‡	356,600	4,030
TreeHouse Foods, Inc. ‡†	47,000	880
Gas Production & Distribution (1.3%)
KeySpan Corp.	175,000	6,246
Health Services (1.5%)
LifePoint Hospitals, Inc. ‡	200,000	7,500
Holding & Other Investment Offices (5.1%)
Annaly Mortgage Management, Inc. REIT †	400,000	4,376
Education Realty Trust, Inc. REIT	325,000	4,189

	Shares	Value
Holding & Other Investment Offices (continued)
LTC Properties, Inc. REIT	450,000	$9,463
Omega Healthcare Investors, Inc. REIT	291,000	3,664
Parkway Properties, Inc. REIT	79,000	3,171
Hotels (2.2%)
Host Marriott Corp. †	570,000	10,801
Industrial Machinery & Equipment (2.0%)
Allis-Chalmers Corp. ‡	315,000	3,922
Terex Corp. ‡	95,700	5,685
Instruments & Related Products (1.8%)
Fisher Scientific International ‡	140,000	8,660
Insurance (6.0%)
AMBAC Financial Group, Inc.	120,000	9,247
HCC Insurance Holdings, Inc.	367,500	10,907
PartnerRe, Ltd. †	135,000	8,865
Management Services (2.4%)
FTI Consulting, Inc. ‡†	415,000	11,388
Medical Instruments & Supplies (1.7%)
Orthofix International NV ‡	210,000	8,377
Oil & Gas Extraction (16.5%)
Bronco Drilling Co., Inc. ‡	140,225	3,227
Chesapeake Energy Corp. †	420,400	13,339
Global Industries, Ltd. ‡	478,225	5,428
GlobalSantaFe Corp.	225,000	10,834
Noble Energy, Inc.	100,000	4,030
Parker Drilling Co. ‡	79,050	856
Patterson-UTI Energy, Inc.	251,240	8,278
Pioneer Drilling Co. ‡	425,000	7,620
Superior Energy Services, Inc. ‡	805,000	16,945
Todco–Class A	240,150	9,140
Pharmaceuticals (0.4%)
ARIAD Pharmaceuticals, Inc. ‡†	360,000	2,106
Retail Trade (1.8%)
Sports Authority, Inc. (The) ‡†	280,000	8,716
Savings Institutions (0.9%)
Partners Trust Financial Group, Inc.	350,000	4,218
Telecommunications (1.8%)
Citizens Communications Co.	700,000	8,561
Transportation Equipment (0.8%)
Brunswick Corp.	100,000	4,066
Trucking & Warehousing (1.4%)
Yellow Roadway Corp. ‡†	151,100	6,741

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Water Transportation (6.0%)
Aries Maritime Transport, Ltd. †	992,000	$12,926
DryShips, Inc. †	270,000	3,299
Genco Shipping & Trading, Ltd. †	499,700	8,715
StealthGas, Inc. ‡	305,600	3,851
Wholesale Trade Nondurable Goods (1.8%)
Dean Foods Co. ‡	235,000	8,850
Total Common Stocks (cost: $336,095)		408,971
	Principal	Value
SECURITY LENDING COLLATERAL (15.5%)
Debt (13.2%)
Bank Notes (0.4%)
Bank of America 4.27%, due 01/17/2006 *	$1,109	$1,109
4.31%, due 08/10/2006 *	911	911
Certificates of Deposit (0.7%)
Barclays 4.31%, due 01/17/2006 *	700	700
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	990	990
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	396	396
Rabobank Nederland 4.10%, due 05/31/2006 *	990	990
Commercial Paper (1.5%)
Fairway Finance–144A 4.31%, due 01/10/2006	1,976	1,976
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	990	990
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	388	388
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	983	983
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	787	787
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	782	782
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	475	475
Yorktown Capital LLC 4.27%, due 01/05/2006	990	990
Euro Dollar Overnight (2.1%)
Calyon 4.34%, due 01/05/2006	990	990
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	1,981 1,882	1,981 1,882

	Principal	Value
Euro Dollar Overnight (continued)
Harris Trust & Savings Bank 4.25%, due 01/05/2006	$1,624	$1,624
National Australia Bank 4.16%, due 01/03/2006	2,022	2,022
Rabobank Nederland 4.15%, due 01/03/2006	713	713
Wells Fargo 4.27%, due 01/03/2006	990	990
Euro Dollar Terms (4.4%)
Bank of Montreal 4.30%, due 01/19/2006	1,981	1,981
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	594 1,584	594 1,584
BNP Paribas 4.22%, due 01/24/2006	990	990
Dexia Group 4.25%, due 01/09/2006	990	990
Rabobank Nederland 4.21%, due 01/19/2006	1,783	1,783
Royal Bank of Canada 4.25%, due 01/24/2006	1,386	1,386
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	2,971 2,179	2,971 2,179
Societe Generale 4.28%, due 01/30/2006	1,981	1,981
UBS AG 4.26%, due 01/10/2006	1,981	1,981
Wells Fargo 4.29%, due 01/30/2006	2,971	2,971
Promissory Notes (0.3%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	1,188 396	1,188 396
Repurchase Agreements (3.8%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $3,317 on 01/03/2006	3,315	3,315
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $7,912 on 01/03/2006	7,909	7,909
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $53 on 01/03/2006	53	53

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $6,341 on 01/03/2006	$6,338	$6,338
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $699 on 01/03/2006	699	699

	Shares	Value
Investment Companies (2.3%)
American Beacon Fund 1-day yield of 4.19%	271,523	$272
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	2,574,657	2,575
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	1,069,473	1,069
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	7,011,319	7,011
Total Security Lending Collateral (cost: $74,885)		74,885
Total Investment Securities (cost: $410,980)		$483,856

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $71,942.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $18,680, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $6,381 or 1.3% of the total investments of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica Small/Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $410,980) (including securities loaned of $71,942)	$483,856
Cash	8,960
Receivables:
Investment securities sold	427
Shares sold	74
Interest	50
Income from loaned securities	23
Dividends	542
493,932
Liabilities:
Investment securities purchased	289
Accounts payable and accrued liabilities:
Shares redeemed	350
Management and advisory fees	296
Service fees	2
Administration fees	7
Payable for collateral for securities on loan	74,885
Other	35
75,864
Net Assets	$418,068
Net Assets Consist of:
Capital stock ($.01 par value)	$228
Additional paid-in capital	306,351
Distributable net investment income (loss)	3,867
Accumulated net realized gain (loss) from investment securities	34,746
Net unrealized appreciation (depreciation) on investment securities	72,876
Net Assets	$418,068
Net Assets by Class:
Initial Class	$407,351
Service Class	10,717
Shares Outstanding:
Initial Class	22,226
Service Class	587
Net Asset Value and Offering Price Per Share:
Initial Class	$18.33
Service Class	18.26

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$231
Dividends	6,693
Income from loaned securities–net	574
7,498
Expenses:
Management and advisory fees	3,380
Printing and shareholder reports	61
Custody fees	44
Administration fees	85
Legal fees	8
Audit fees	14
Trustees fees	14
Service fees:
Service Class	14
Other	11
Total expenses	3,631
Net Investment Income (Loss)	3,867
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	36,052
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	13,796
Net Realized and Unrealized Gain (Loss) on Investment Securities	49,848
Net Increase (Decrease) in Net Assets Resulting from Operations	$53,715

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica Small/Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,867	$1,761
Net realized gain (loss) from investment securities	36,052	44,976
Change in unrealized appreciation (depreciation) on investment securities	13,796	10,862
	53,715	57,599
Distributions to Shareholders:
From net investment income:
Initial Class	(1,734)	–
Service Class	(27)	–
	(1,761)	–
From net realized gains:
Initial Class	(18,386)	–
Service Class	(296)	–
	(18,682)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	31,442	70,081
Service Class	9,979	1,644
	41,421	71,725
Dividends and distributions reinvested:
Initial Class	20,120	–
Service Class	323	–
	20,443	–
Cost of shares redeemed:
Initial Class	(98,146)	(66,556)
Service Class	(1,444)	(303)
	(99,590)	(66,859)
	(37,726)	4,866
Net increase (decrease) in net assets	(4,454)	62,465
Net Assets:
Beginning of year	422,522	360,057
End of year	$418,068	$422,522
Distributable Net Investment Income (Loss)	$3,867	$1,761

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,756	4,513
Service Class	564	106
	2,320	4,619
Shares issued–reinvested from distributions:
Initial Class	1,136	–
Service Class	19	–
	1,155	–
Shares redeemed:
Initial Class	(5,526)	(4,384)
Service Class	(81)	(21)
	(5,607)	(4,405)
Net increase (decrease) in shares outstanding:
Initial Class	(2,634)	129
Service Class	502	85
	(2,132)	214

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$16.94	$0.16	$2.11	$2.27	$(0.08)	$(0.80)	$(0.88)	$18.33
	12/31/2004	14.56	0.07	2.31	2.38	–	–	–	16.94
	12/31/2003	7.63	(0.05)	6.98	6.93	–	–	–	14.56
	12/31/2002	15.72	(0.05)	(6.24)	(6.29)	–	(1.80)	(1.80)	7.63
	12/31/2001	15.62	(0.03)	4.66	4.63	–	(4.53)	(4.53)	15.72
Service Class	12/31/2005	16.92	0.15	2.06	2.21	(0.07)	(0.80)	(0.87)	18.26
	12/31/2004	14.71	0.10	2.11	2.21	–	–	–	16.92

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)			Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)		Net Assets	Rate (g)
Initial Class	12/31/2005	13.56%	$407,351	0.86%	0.86%		0.92%	33%
	12/31/2004	16.35	421,079	0.84	0.84		0.48	139
	12/31/2003	90.83	360,057	0.88	0.88	(h)	(0.49)	140
	12/31/2002	(39.46)	224,359	0.91	1.19		(0.45)	133
	12/31/2001	28.79	313,685	0.91	1.18		(0.24)	172
Service Class	12/31/2005	13.26	10,717	1.11	1.11		0.82	33
	12/31/2004	15.02	1,443	1.11	1.11		0.94	139

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Small/Mid Cap Value (the "Fund") share classes commenced operations as follows:

Initial Class – May 4, 1993
Service Class – May 3, 2004

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class (See Note 2).

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Small/Mid Cap Value (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $66 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $246, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule reflects the percentage of fund assets owned by affiliated investment companies at December 31, 2005:

	Net Assets	% of Net Assets
Asset Allocation–Growth Portfolio	$28,579	6.84%
Asset Allocation–Moderate Portfolio	21,279	5.09%
Total	$49,858	11.93%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.75% of ANA over 500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.89% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class 0.15% Service Class	0.25%

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $21.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$137,704
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	181,027
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Accumulated net realized gain (loss) from investment securities	1

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	$7,985
Long-term Capital Gain	12,458

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$5,286
Undistributed Long-term Capital Gain	$33,473
Net Unrealized Appreciation (Depreciation)	$72,730

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$411,126
Unrealized Appreciation	$90,509
Unrealized (Depreciation)	(17,779)
Net Unrealized Appreciation (Depreciation)	$72,730

AEGON/Transamerica Series Trust

Annual Report 2005

12

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Small/Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Small/Mid Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Transamerica Small/Mid Cap Value (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $12,458 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Transamerica Small/Mid Cap Value

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Small/Mid Cap Value (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that the Portfolio's relatively high portfolio turnover rate had not adversely affected the Portfolio's performance or the Portfolio's total expense ratio. The Board further concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved superior investment performance, noting that the performance of the Portfolio was above median relative to its peers over the past one-, two- and three-year periods, and superior to the benchmark index over the past one-, two- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Transamerica Small/Mid Cap Value (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Transamerica U.S. Government Securities

MARKET ENVIRONMENT

The U.S. Treasury market delivered modestly positive results in 2005. Throughout the year, the Federal Reserve Board ("Fed") steadily raised the target level for a key short-term interest rate, the federal funds rate. As that rate moved from 2.25% to 4.25%, yields for shorter-term Treasuries followed suit. Meanwhile, yields for long-term Treasuries declined, resulting in a flatter yield curve. Long-term bonds were responding to inflationary pressures, which remained relatively contained; and foreign demand for U.S. Treasury securities, which was relatively strong. Against this backdrop, the Lehman Brothers U.S. Government Index ("LBG") advanced 2.65% for the twelve-month period.

PERFORMANCE

For the year ended December 31, 2005, Transamerica U.S. Government Securities, Initial Class, returned 2.23%. By comparison its primary and former benchmarks, the LBG and the Lehman Brothers Aggregate Bond Index returned 2.65% and 2.43%, respectively.

STRATEGY REVIEW

Throughout the period, we were convinced that the economy was growing at a healthy pace and that, as a result, the Fed would continue to raise short-term rates in 2005, to the detriment of bond prices. Therefore, until the fourth quarter, we limited the portfolio's overall exposure to rising rates and the associated principal erosion. In the fourth quarter, we increased duration, in the belief that consumer spending was slowing, inflationary pressures would ease and long-term bonds would rally.

To benefit from a flattening yield curve, we focused on the ends of the maturity spectrum, emphasizing shorter- and longer-term securities. Using short-term securities allowed us to add to current income, because we regularly reinvested proceeds from maturing securities into new and higher-yield issues in a rising-rate environment. Emphasizing securities at the long end of the spectrum allowed us to capture price appreciation, especially when long-term bonds appreciated in the fourth quarter.

The portfolio may invest up to 20% of assets in non-government bonds, including corporate bonds. At December 31, 2005, non-government bonds comprised 17.93% of assets. This sector delivered mildly positive results but underperformed Treasuries.

Within the corporate sector, yield spreads (i.e., the difference between corporate and Treasury yields for similar-maturity bonds) widened, primarily due to concerns about "shareholder orientation" – that is, worries that companies might pay out their available cash to shareholders or deploy it in ways that were detrimental to company credit ratings.

Our individual corporate holdings fared better than the sector in general and contributed to the portfolio's excess gross return versus the index (i.e., before fees and expenses). We attribute this to our avoidance of the troubled automotive industry; to favoring shorter-term bonds, which are less susceptible to interest-rate movements; and to emphasizing subordinated debt, especially from high-quality banks and financial services companies. Subordinated or not, all of a company's bonds are backed by the fundamental strength of its business model and financial performance. However, a company's unsubordinated bonds generally have higher yields.

While mortgage-backed securities underperformed slightly due to a decline in institutional demand, the portfolio's mortgage-backed investments added very modestly to returns for the year.

Heidi Y. Hu, CFA

Peter O. Lopez

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

Transamerica U.S. Government Securities

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	2.23%	3.87%	4.65%	5.25%	5/13/94
LBG[1]	2.65%	5.38%	5.94%	6.63%	5/13/94
LBAB[1]	2.43%	5.87%	6.16%	6.87%	5/13/94
Service Class	1.98%	–	–	2.08%	5/1/03

NOTES

1  Lehman Brothers U.S. Government (LBG) Index and the Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed,may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's subadviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to May 1, 2002 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Transamerica U.S. Government Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$998.80	0.69%	$3.48
Hypothetical (b)	1,000.00	1,021.73	0.69	3.52
Service Class
Actual	1,000.00	997.50	0.94	4.73
Hypothetical (b)	1,000.00	1,020.47	0.94	4.79

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At December 31, 2005

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (39.0%)
U.S. Treasury Bond 7.50%, due 11/15/2016	$14,000	$17,585
U.S. Treasury Bond 6.13%, due 11/15/2027 † 5.38%, due 02/15/2031 †	8,250 15,049	9,955 16,904
U.S. Treasury Note 2.75%, due 06/30/2006 6.50%, due 10/15/2006 3.50%, due 11/15/2006 3.00%, due 12/31/2006 4.25%, due 11/30/2007 † 4.13%, due 08/15/2010 4.25%, due 08/15/2015	3,000 15,500 10,500 8,000 1,250 585 856	2,977 15,736 10,418 7,887 1,246 579 845
U.S. Treasury STRIPS Zero Coupon, due 05/15/2030 †	6,940	2,291
Total U.S. Government Obligations (cost: $85,978)		86,423
U.S. GOVERNMENT AGENCY OBLIGATIONS (29.0%)
Fannie Mae 4.75%, due 01/02/2007 2.38%, due 02/15/2007 5.25%, due 08/01/2012 5.50%, due 05/01/2035 5.50%, due 05/01/2035 5.00%, due 07/01/2035	5,000 5,000 2,000 3,151 3,161 2,513	4,995 4,870 2,019 3,120 3,131 2,435
Fannie Mae–Conventional Pool 5.50%, due 08/01/2017 5.00%, due 05/01/2018 6.00%, due 01/01/2034 6.00%, due 08/01/2034 6.00%, due 10/01/2034	2,447 2,455 1,631 935 1,710	2,464 2,432 1,648 943 1,726
Federal Home Loan Bank 3.00%, due 04/15/2009	13,000	12,324
Freddie Mac–Gold Pool 4.90%, due 11/03/2008 5.00%, due 04/01/2018 6.00%, due 09/01/2032 6.00%, due 11/01/2032 5.50%, due 06/01/2035 5.00%, due 07/01/2035	7,300 4,634 749 1,179 5,456 1,510	7,275 4,596 757 1,193 5,411 1,462
Ginnie Mae–FHA/VA Pool 6.00%, due 03/20/2034	1,382	1,413
Total U.S. Government Agency Obligations (cost: $65,709)		64,214

	Principal	Value
ASSET-BACKED SECURITIES (0.9%)
Harley-Davidson Motorcycle Trust,
Series 2005-4, Class A1
4.78%, due 11/15/2010	$1,913	$1,912
Total Asset-Backed Securities (cost: $1,913)		1,912
CORPORATE DEBT SECURITIES (17.9%)
Beer, Wine & Distilled Beverages (0.5%)
Foster's Finance Corp.–144A 5.88%, due 06/15/2035	1,100	1,071
Business Services (0.5%)
Hertz Corp.–144A 8.88%, due 01/01/2014	1,000	1,019
Commercial Banks (0.8%)
Sumitomo Mitsui Banking–144A 5.63%, due 07/15/2049 (a)	1,800	1,793
Department Stores (0.5%)
Neiman-Marcus Group, Inc.–144A 9.00%, due 10/15/2015 †	1,000	1,022
Electric Services (0.9%)
PSEG Funding Trust 5.38%, due 11/16/2007	2,000	2,003
Food & Kindred Products (0.4%)
WM Wrigley Jr. Co. 4.65%, due 07/15/2015	1,000	974
Holding & Other Investment Offices (1.3%)
Hutchison Whampoa International, Ltd.–144A 7.45%, due 11/24/2033	780	901
iStar Financial, Inc. 4.88%, due 01/15/2009	2,000	1,968
Insurance (0.9%)
Reinsurance Group of America 6.75%, due 12/15/2065 (b)	2,000	2,018
Metal Mining (0.8%)
Phelps Dodge Corp. 9.50%, due 06/01/2031	1,373	1,860
Oil & Gas Extraction (1.8%)
Chesapeake Energy Corp. 7.50%, due 06/15/2014	1,325	1,405
Husky Oil, Ltd. 8.90%, due 08/15/2028 (c)	1,615	1,732
Nexen, Inc. 5.88%, due 03/10/2035	875	860

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Personal Credit Institutions (0.3%)
HSBC Finance Capital Trust IX
5.91%, due 11/30/2035 (d)	$600	$605
Petroleum Refining (0.3%)
Valero Energy Corp. 7.50%, due 04/15/2032	625	760
Printing & Publishing (1.1%)
Gannett Co., Inc. 5.50%, due 04/01/2007	1,000	1,004
Media General, Inc. 6.95%, due 09/01/2006	1,500	1,512
Radio & Television Broadcasting (0.9%)
Univision Communications, Inc., Senior Note 2.88%, due 10/15/2006	2,000	1,968
Real Estate (1.1%)
Tanger Properties L.P. 9.13%, due 02/15/2008	2,284	2,446
Security & Commodity Brokers (0.5%)
Residential Capital Corp. 6.38%, due 06/30/2010	1,000	1,016
Telecommunications (1.2%)
America Movil SA de CV 5.50%, due 03/01/2014	2,750	2,716
U.S. Government & Agency (3.3%)
Federal Home Loan Mortgage Corp. 4.48%, due 09/19/2008	7,300	7,223
Water Transportation (0.8%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	1,500	1,695
Total Corporate Debt Securities (cost: $39,932)		39,571
SECURITY LENDING COLLATERAL (13.2%)
Debt (11.3%)
Bank Notes (0.4%)
Bank of America 4.27%, due 01/17/2006 * 4.31%, due 08/10/2006 *	432 355	432 355
Certificates of Deposit (0.5%)
Barclays 4.31%, due 01/17/2006 *	272	272
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	385	385
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	154	154
Rabobank Nederland 4.10%, due 05/31/2006 *	385	385

	Principal	Value
Commercial Paper (1.3%)
Fairway Finance–144A
4.31%, due 01/10/2006	$769	$769
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	385	385
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	151	151
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	383	383
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	306	306
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	305	305
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	185	185
Yorktown Capital LLC 4.27%, due 01/05/2006	386	386
Euro Dollar Overnight (1.8%)
Calyon 4.34%, due 01/05/2006	386	386
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	771 733	771 733
Harris Trust & Savings Bank 4.25%, due 01/05/2006	632	632
National Australia Bank 4.16%, due 01/03/2006	787	787
Rabobank Nederland 4.15%, due 01/03/2006	278	278
Wells Fargo 4.27%, due 01/03/2006	386	386
Euro Dollar Terms (3.8%)
Bank of Montreal 4.30%, due 01/19/2006	771	771
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	231 617	231 617
BNP Paribas 4.22%, due 01/24/2006	386	386
Dexia Group 4.25%, due 01/09/2006	386	386
Rabobank Nederland 4.21%, due 01/19/2006	694	694
Royal Bank of Canada 4.25%, due 01/24/2006	540	540
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	1,157 848	1,157 848

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica U.S. Government Securities

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Societe Generale
4.28%, due 01/30/2006	$771	$771
UBS AG 4.26%, due 01/10/2006	771	771
Wells Fargo 4.29%, due 01/30/2006	1,157	1,157
Promissory Notes (0.3%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	463 154	463 154
Repurchase Agreements (3.2%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $1,291 on 01/03/2006	1,291	1,291
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $3,081 on 01/03/2006	3,079	3,079
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $21 on 01/03/2006	21	21

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co.
4.24%, dated 12/30/2005 to be
repurchased at $2,469 on 01/03/2006	$2,468	$2,468
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $272 on 01/03/2006	272	272
	Shares	Value
Investment Companies (1.9%)
American Beacon Fund 1-day yield of 4.19%	105,721	$106
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	1,002,476	1,002
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	416,413	416
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	2,729,949	2,730
Total Security Lending Collateral (cost: $29,157)		29,157
Total Investment Securities (cost: $222,689)		$221,277

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $28,475.

(a)  Sumitomo Matsui Banking–144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

(b)  Reinsurance Group of America has a fixed coupon rate of 6.75% until 12/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 266.5BP, if not called.

(c)  Husky Oil, Ltd. has a fixed coupon rate of 8.90% until 8/15/2008, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 550BP, if not called.

(d)  HSBC Finance Capital Trust IX has a fixed coupon rate 5.91% until 11/30/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 192.6BP, if not called.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $7,273, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006– 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $8,290 or 3.7% of the total investments of the Fund.

FHA  Federal Housing Administration

LIBOR  London Interbank Offer Rate

STRIPS  Separate Trading of Registered Interest and Principal of Securities

VA  Veterans Affairs

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica U.S. Government Securities

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $222,689) (including securities loaned of $28,475)	$221,277
Receivables:
Shares sold	15
Interest	2,076
Income from loaned securities	10
Dividend reclaims receivable	1
223,379
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	185
Management and advisory fees	99
Service fees	2
Administration fees	3
Due to custodian	14
Payable for collateral for securities on loan	29,157
Other	26
29,486
Net Assets	$193,893
Net Assets Consist of:
Capital stock ($.01 par value)	$162
Additional paid-in capital	188,722
Distributable net investment income (loss)	7,237
Accumulated net realized gain (loss) from investment securities	(816)
Net unrealized appreciation (depreciation) on investment securities	(1,412)
Net Assets	$193,893
Net Assets by Class:
Initial Class	$186,335
Service Class	7,558
Shares Outstanding:
Initial Class	15,611
Service Class	620
Net Asset Value and Offering Price Per Share:
Initial Class	$11.94
Service Class	12.18

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$8,500
Income from loaned securities–net	141
8,641
Expenses:
Management and advisory fees	1,244
Printing and shareholder reports	41
Custody fees	30
Administration fees	42
Legal fees	4
Audit fees	14
Trustees fees	7
Service fees:
Service Class	18
Other	5
Total expenses	1,405
Net Investment Income (Loss)	7,236
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	(663)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,071)
Net Realized and Unrealized Gain (Loss) on Investment Securities	(2,734)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,502

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica U.S. Government Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$7,236	$8,039
Net realized gain (loss) from investment securities	(663)	2,445
Change in unrealized appreciation (depreciation) on investment securities	(2,071)	(2,377)
	4,502	8,107
Distributions to Shareholders:
From net investment income:
Initial Class	(7,804)	(8,315)
Service Class	(235)	(875)
	(8,039)	(9,190)
From net realized gains:
Initial Class	(2,434)	(1,131)
Service Class	(83)	(128)
	(2,517)	(1,259)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	18,742	32,489
Service Class	11,059	32,981
	29,801	65,470
Dividends and distributions reinvested:
Initial Class	10,238	9,445
Service Class	318	1,003
	10,556	10,448
Cost of shares redeemed:
Initial Class	(48,602)	(103,173)
Service Class	(8,905)	(29,935)
	(57,507)	(133,108)
	(17,150)	(57,190)
Net increase (decrease) in net assets	(23,204)	(59,532)
Net Assets:
Beginning of year	217,097	276,629
End of year	$193,893	$217,097
Distributable Net Investment Income (Loss)	$7,237	$8,040

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,540	2,576
Service Class	888	2,622
	2,428	5,198
Shares issued–reinvested from distributions:
Initial Class	860	781
Service Class	26	82
	886	863
Shares redeemed:
Initial Class	(3,990)	(8,308)
Service Class	(713)	(2,397)
	(4,703)	(10,705)
Net increase (decrease) in shares outstanding:
Initial Class	(1,590)	(4,951)
Service Class	201	307
	(1,389)	(4,644)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Transamerica U.S. Government Securities

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$12.32	$0.43	$(0.15)	$0.28	$(0.50)	$(0.16)	$(0.66)	$11.94
	12/31/2004	12.42	0.40	0.00	0.40	(0.44)	(0.06)	(0.50)	12.32
	12/31/2003	12.32	0.36	(0.01)	0.35	(0.25)	–	(0.25)	12.42
	12/31/2002	11.89	0.42	0.26	0.68	(0.25)	–	(0.25)	12.32
	12/31/2001	11.88	0.36	0.23	0.59	(0.58)	–	(0.58)	11.89
Service Class	12/31/2005	12.53	0.41	(0.16)	0.25	(0.44)	(0.16)	(0.60)	12.18
	12/31/2004	12.64	0.37	(0.01)	0.36	(0.41)	(0.06)	(0.47)	12.53
	12/31/2003	12.58	0.38	(0.29)	0.09	(0.03)	–	(0.03)	12.64

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	2.23%	$186,335	0.67%	0.67%	3.50%	92%
	12/31/2004	3.30	211,847	0.72	0.72	3.19	82
	12/31/2003	2.95	275,208	0.69	0.69	2.89	124
	12/31/2002	5.81	284,569	0.71	0.71	3.50	379
	12/31/2001	5.10	120,875	0.75	0.79	4.64	760
Service Class	12/31/2005	1.98	7,558	0.92	0.92	3.27	92
	12/31/2004	2.90	5,250	0.97	0.97	2.97	82
	12/31/2003	0.68	1,421	0.96	0.96	4.53	124

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica U.S. Government Securities (the "Fund") share classes commenced operations as follows:

Initial Class – May 13, 1994
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica U.S. Government Securities (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $61, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.60% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.68% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $10.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica U.S. Government Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$33,916
U.S. Government	144,683
Proceeds from maturities and sales of securities:
Long-Term	38,880
U.S. Government	166,988

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and post October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$9,751
Long-term Capital Gain	698
2005 Distributions paid from:
Ordinary Income	9,001
Long-term Capital Gain	1,555

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$7,236
Undistributed Long-term Capital Gain	$261
Post October Capital Loss Deferral	$(965)
Net Unrealized Appreciation (Depreciation)	$(1,523)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$222,800
Unrealized Appreciation	$666
Unrealized (Depreciation)	(2,189)
Net Unrealized Appreciation (Depreciation)	$(1,523)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica U.S. Government Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica U.S. Government Securities (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Transamerica U.S. Government Securities (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,555 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

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Transamerica U.S. Government Securities

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica U.S. Government Securities (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's improved investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Board concluded that TFAI and the Sub-Adviser had improved the Portfoilo's performance and achieved an acceptable level of performance in recent years, noting that a different investment sub-adviser had managed the Portfolio for much of its existence, and that the Portfolio's recent performance was stronger than its long-term track record. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board noted that the Portfolio's management fees were renegotiated in 2005 and have been lowered, which may result in lower total expenses and improved performance, to the benefit of the shareholders. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's

AEGON/Transamerica Series Trust

Annual Report 2005

14

Transamerica U.S. Government Securities (continued)

profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. Although the investment advisory fees do not reduce should Portfolio assets grow meaningfully, the Board determined that the investment advisory fees already reflect potential economies of scale to some extent by virtue of their competitive levels determined with reference to industry standards as reported by Lipper and the estimated profitability at current or foreseeable asset levels. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that neither TFAI nor the Sub-Adviser realizes "soft dollar" benefits from its relationship with the Portfolio. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Transamerica Value Balanced

MARKET ENVIRONMENT

As we believed, returns in the securities markets moderated in 2005, even though the economy continued to grow at a healthy rate. The strong economy helped to keep corporate profits and earnings growing. Investors, however, were often more concerned with other, less positive factors, including rising energy prices and interest rates, slower-than-anticipated employment growth, burgeoning federal deficits and the potential impact of two major Gulf Coast hurricanes. As a result, the Russell 1000 Value Index ("Russell 1000 Value") gained 7.05%, less than half its total return for 2004.

Throughout the year, the Federal Reserve Board steadfastly boosted a key short-term rate in 0.25% increments; 2.00% in total. Yields on short-term bonds, which are highly sensitive to interest rates, followed suit, resulting in higher current yields and some principal erosion. Yields on long-term securities, which are more attuned to the long-term outlook for inflation, were stable for much of the year but fell toward year-end, pushing prices up. As the yield curve moved higher overall but became very flat, the Lehman Brothers Aggregate Bond Index rose a modest 2.43%.

PERFORMANCE

For the year ended December 31, 2005, Transamerica Value Balanced, Initial Class returned 6.59%. By comparison its primary and secondary benchmarks, the Russell 1000 Value and the Lehman Brothers Intermediate U.S. Government/Credit Index ("LBIGC") returned 7.05% and 1.58%, respectively.

STRATEGY REVIEW

The portfolio generated a one-year total return of 6.59%, versus a 4.86% total return for a 60% equity/ 40% bond blended benchmark. We attribute the portfolio's outperformance to an aggressive equity allocation (65% - 70% equities at most times), use of options to boost equity portfolio returns and, for the bond portfolio, effective duration management and careful selection of corporate bonds.

The largest contributors to equity results included Altria Group, Inc. ("Altria"), a multinational food, beverage and tobacco company; and EOG Resources, Inc. ("EOG"), a natural gas provider. With its tobacco-litigation risk diminishing and sales flourishing, Altria's cash flow has been very strong. It also benefited from the weaker U.S. dollar, since translating foreign revenues into U.S. dollars boosts earnings. Shares of EOG appreciated swiftly as natural gas prices rose more than 40% during the year.

The equity portfolio also benefited from our option-writing activities. We make use of options in several ways. For instance, we have used puts and calls to capitalize on volatility and short term pricing swings in companies like Altria, Merck & Co., Inc. and American International Group, Inc. ("AIG") to take advantage of investors' shortsighted reactions to news events. In industries that have strong fundamentals but have seen significant price increases (i.e. energy), we used put/call options (for companies like GlobalSantaFe Corporation) to generate additional cash flow, enhancing returns from the sector without committing additional capital.

The bond portfolio underperformed the benchmark LBIGC. To limit the capital losses associated with rising interest rates, we maintained a short duration (i.e., low sensitivity to rate changes) for most of the period. We took advantage of the increasingly flat yield curve by investing mostly in shorter- and longer-term (rather than intermediate-term) bonds. Using short-term securities allowed us to regularly reinvest proceeds from maturing securities into new, higher-yield issues as rates rose. The long-term securities provided capital appreciation when the long-term market rallied near year-end. Finally, we added to yield by investing in subordinated debt from high-quality companies, primarily financial services corporations.

John C. Riazzi, CFA

Heidi Y. Hu, CFA

Gary U. Rollé, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

AEGON/Transamerica Series Trust

Annual Report 2005

1

Transamerica Value Balanced

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	6.59%	4.39%	7.11%	8.23%	1/3/95
Russell 1000 Value[1]	7.05%	5.28%	10.94%	13.19%	1/3/95
LBIGC[1]	1.58%	5.49%	5.80%	6.64%	1/3/95
Service Class	6.21%	–	–	11.77%	5/1/03

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

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Transamerica Value Balanced

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply di vide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first ine of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,066.70	0.87%	$4.53
Hypothetical (b)	1,000.00	1,020.82	0.87	4.43
Service Class
Actual	1,000.00	1,064.40	1.12	5.83
Hypothetical (b)	1,000.00	1,019.56	1.12	5.70

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At December 31, 2005

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

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Transamerica Value Balanced

SCHEDULE OF INVESTMENTS#
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (3.5%)
U.S. Treasury Bond
6.13%, due 11/15/2027	$4,600	$5,551
5.38%, due 02/15/2031	8,217	9,230
U.S. Treasury STRIPS Zero Coupon, due 05/15/2030	2,865	946
Total U.S. Government Obligations (cost: $15,460)		15,727
U.S. GOVERNMENT AGENCY OBLIGATIONS (10.8%)
Fannie Mae–Conventional Pool 5.50%, due 08/01/2017 6.00%, due 01/01/2018 5.00%, due 05/01/2018 6.00%, due 01/01/2034 6.00%, due 08/01/2034 6.00%, due 10/01/2034 5.50%, due 05/01/2035 5.50%, due 05/01/2035 5.00%, due 07/01/2035	1,909 2,378 1,263 2,009 779 1,484 6,490 6,511 4,530	1,922 2,431 1,251 2,030 786 1,498 6,427 6,448 4,390
Freddie Mac–Gold Pool 5.00%, due 04/01/2018 5.50%, due 09/01/2018 5.50%, due 11/01/2018 6.00%, due 11/01/2033 6.00%, due 12/01/2033 5.50%, due 06/01/2035 5.00%, due 07/01/2035	2,406 749 2,426 1,648 1,439 5,831 4,549	2,386 754 2,441 1,666 1,455 5,784 4,405
Ginnie Mae–FHA/VA Pool 6.50%, due 10/15/2027 799 836 6.00%, due 02/20/2034 1,183 1,209 6.00%, due 08/20/2034	172	176
Total U.S. Government Agency Obligations (cost: $49,217)		48,295
ASSET-BACKED SECURITIES (1.4%)
Harley-Davidson Motorcycle Trust, Series 2005-4, Class A1 4.78%, due 11/15/2010	3,348	3,346
USAA Auto Owner Trust, Series 2005-3, Class A2 4.52%, due 06/16/2008	2,879	2,873
Total Asset-Backed Securities (cost: $6,226)		6,219
CORPORATE DEBT SECURITIES (15.6%)
Agriculture (0.2%)
Dole Food Co., Inc. 8.63%, due 05/01/2009	300	307
Michael Foods, Inc. 8.00%, due 11/15/2013	700	717

	Principal	Value
Beverages (0.7%)
Bottling Group LLC
2.45%, due 10/16/2006	$2,000	$1,961
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	800	935
Business Services (0.2%)
Hertz Corp.–144A 8.88%, due 01/01/2014	700	713
Chemicals & Allied Products (1.3%)
Lubrizol Corp. 4.63%, due 10/01/2009	2,200	2,156
Monsanto Co. 5.50%, due 07/30/2035	830	793
Nalco Co. 7.75%, due 11/15/2011	1,000	1,027
Potash Corp. of Saskatchewan 7.13%, due 06/15/2007	1,895	1,949
Commercial Banks (2.0%)
Abbey National PLC 7.35%, due 06/15/2049 (a)	2,000	2,036
Bank One Corp. 6.88%, due 08/01/2006	1,000	1,011
HBOS PLC–144A 5.92%, due 09/01/2049 (b)	1,700	1,716
Popular North America, Inc., Note 5.20%, due 12/12/2007	600	599
Sumitomo Mitsui Banking–144A 5.63%, due 07/15/2049 (c)	1,250	1,245
Wells Fargo & Co. 6.25%, due 04/15/2008	530	546
ZFS Finance USA Trust I–144A 6.45%, due 12/15/2065 (d)	1,610	1,632
Department Stores (0.2%)
Neiman-Marcus Group, Inc.–144A 9.00%, due 10/15/2015	1,000	1,022
Electric Services (0.5%)
PSEG Funding Trust 5.38%, due 11/16/2007	2,000	2,003
Food & Kindred Products (0.2%)
Sara Lee Corp. 6.95%, due 10/09/2006	1,000	1,010
Food Stores (0.1%)
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	600	594

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

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Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Gas Production & Distribution (0.1%)
Oneok, Inc.
5.51%, due 02/16/2008	$493	$495
Holding & Other Investment Offices (1.7%)
EOP Operating, LP 8.38%, due 03/15/2006	3,050	3,071
iStar Financial, Inc. 4.88%, due 01/15/2009	2,000	1,968
Plum Creek Timberlands, LP 5.88%, due 11/15/2015	1,030	1,043
Tanger Factory Outlet Centers REIT 6.15%, due 11/15/2015	1,400	1,414
Industrial Machinery & Equipment (0.1%)
Cummins, Inc. 7.13%, due 03/01/2028	345	343
Insurance (1.1%)
International Lease Finance Corp. 5.63%, due 06/01/2007	1,000	1,008
Reinsurance Group of America 6.75%, due 12/15/2065 (e)	1,645	1,660
Wellpoint Health Networks, Inc. 6.38%, due 06/15/2006	2,400	2,416
Metal Mining (0.3%)
Phelps Dodge Corp. 9.50%, due 06/01/2031	913	1,237
Mortgage Bankers & Brokers (0.2%)
ILFC E-Capital Trust II–144A 6.25%, due 12/21/2065 (f)	765	777
Motion Pictures (0.5%)
Time Warner, Inc. 9.13%, due 01/15/2013	2,000	2,367
Oil & Gas Extraction (0.5%)
Chesapeake Energy Corp. 7.00%, due 08/15/2014	100	104
Husky Oil, Ltd. 8.90%, due 08/15/2028 (g)	1,320	1,416
Nexen, Inc. 5.88%, due 03/10/2035	760	747
Personal Credit Institutions (0.6%)
Ford Motor Credit Co. 6.88%, due 02/01/2006	2,000	1,996
HSBC Finance Capital Trust IX 5.91%, due 11/30/2035 (h)	500	504

	Principal	Value
Petroleum Refining (0.6%)
Enterprise Products Operating, LP, Series B
5.60%, due 10/15/2014	$2,050	$2,048
Valero Energy Corp. 7.50%, due 04/15/2032	500	608
Primary Metal Industries (0.1%)
Noranda, Inc. 6.00%, due 10/15/2015	500	505
Printing & Publishing (0.9%)
Gannett Co., Inc. 5.50%, due 04/01/2007	1,500	1,507
Media General, Inc. 6.95%, due 09/01/2006	1,590	1,603
News America Holdings, Inc. 7.75%, due 12/01/2045	610	699
Radio & Television Broadcasting (0.8%)
Chancellor Media Corp. 8.00%, due 11/01/2008	2,025	2,153
Univision Communications, Inc. 3.88%, due 10/15/2008	1,547	1,487
Restaurants (0.1%)
Landry's Restaurants, Inc., Series B 7.50%, due 12/15/2014	500	468
Security & Commodity Brokers (1.1%)
Credit Suisse First Boston (London), Inc.–144A 7.90%, due 05/01/2049 (i)	2,000	2,071
E*Trade Financial Corp. 8.00%, due 06/15/2011	500	520
Lehman Brothers Holdings, Inc. 7.88%, due 08/15/2010	1,000	1,116
Residential Capital Corp. 6.38%, due 06/30/2010	1,300	1,321
Telecommunications (0.4%)
America Movil SA de CV 5.50%, due 03/01/2014	2,000	1,975
Water Transportation (0.9%)
Carnival Corp. 3.75%, due 11/15/2007	2,900	2,835
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	1,000	1,130
Wholesale Trade Nondurable Goods (0.2%)
Domino's, Inc. 8.25%, due 07/01/2011	729	762
Total Corporate Debt Securities (cost: $69,768)		69,346

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (68.9%)
Amusement & Recreation Services (1.5%)
Disney (Walt) Co. (The)	270,000	$6,472
Business Credit Institutions (0.3%)
Fannie Mae	26,000	1,269
Chemicals & Allied Products (1.6%)
Colgate-Palmolive Co.	56,000	3,072
Praxair, Inc.	77,900	4,126
Commercial Banks (7.2%)
Bank of America Corp.	211,844	9,777
Citigroup, Inc.	205,170	9,957
PNC Financial Services Group, Inc.	110,000	6,801
Wachovia Corp.	67,640	3,575
Wells Fargo & Co.	30,000	1,885
Computer & Data Processing Services (4.8%)
Microsoft Corp.	825,000	21,574
Electric Services (1.3%)
Dominion Resources, Inc.	45,000	3,474
Duke Energy Corp.	92,000	2,525
Electronic & Other Electric Equipment (2.4%)
Cooper Industries, Ltd.–Class A	35,000	2,555
General Electric Co.	233,300	8,177
Food & Kindred Products (3.9%)
Altria Group, Inc.	160,000	11,955
HJ Heinz Co.	68,500	2,310
Sara Lee Corp.	165,600	3,130
Gas Production & Distribution (2.2%)
KeySpan Corp.	270,000	9,636
Holding & Other Investment Offices (3.6%)
Plum Creek Timber Co., Inc.	210,000	7,570
Rayonier, Inc.	216,000	8,608
Life Insurance (1.0%)
Genworth Financial, Inc.–Class A	130,000	4,495
Lumber & Wood Products (0.6%)
Louisiana-Pacific Corp.	100,000	2,747
Motion Pictures (4.6%)
Time Warner, Inc.	1,170,000	20,405
Oil & Gas Extraction (4.2%)
Anadarko Petroleum Corp.	55,000	5,211
EOG Resources, Inc.	100,000	7,337
Schlumberger, Ltd.	65,400	6,354
Paper & Allied Products (0.5%)
Kimberly-Clark Corp.	40,000	2,386

	Shares	Value
Petroleum Refining (5.4%)
BP PLC, ADR	175,000	$11,238
Exxon Mobil Corp.	75,000	4,213
Marathon Oil Corp.	80,000	4,878
Murphy Oil Corp.	70,000	3,779
Pharmaceuticals (8.0%)
Bristol-Myers Squibb Co.	595,000	13,673
Merck & Co., Inc.	554,000	17,623
Schering-Plough Corp.	200,000	4,170
Primary Metal Industries (0.5%)
Hubbell, Inc.–Class B	45,000	2,030
Railroads (0.8%)
Union Pacific Corp.	43,700	3,518
Savings Institutions (3.1%)
Washington Mutual, Inc.	314,540	13,682
Security & Commodity Brokers (6.5%)
Alliance Capital Management Holding, LP	350,000	19,772
Jefferies Group, Inc.	74,800	3,365
Raymond James Financial, Inc.	111,000	4,181
T. Rowe Price Group, Inc.	20,000	1,441
Telecommunications (3.4%)
Sprint Nextel Corp.	650,000	15,184
Tobacco Products (1.5%)
Loews Corp.–Carolina Group	154,000	6,774
Total Common Stocks (cost: $257,823)		306,904
Total Investment Securities (cost: $398,494)		$446,491
	Contracts +	Value
WRITTEN OPTIONS (–0.2%)
Covered Call Options (–0.1%)
Louisiana-Pacific Corp.	500	$(7)
Call Strike $30.00
Expires 01/21/2006
Louisiana-Pacific Corp. Call Strike $30.00 Expires 05/20/2006	500	(56)
Schering-Plough Corp. Call Strike $22.50 Expires 01/21/2006	1,610	(8)
Schlumberger, Ltd. Call Strike $110.00 Expires 05/20/2006	654	(167)
Sprint Corp. (FON Group) Call Strike $27.50 Expires 01/21/2006	2,000	(10)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Contracts +	Value
Covered Call Options (continued)
Wells Fargo & Co.	400	$(8)
Call Strike $65.00
Expires 01/21/2006
Put Options (–0.1%)
Alliance Capital Management Holding, LP Put Strike $45.00 Expires 01/21/2006	300	(7)
Altria Group, Inc. Put Strike $40.00 Expires 01/21/2006	1,000	(5)
American International Group, Inc. Put Strike $50.00 Expires 02/18/2006	780	(8)
American International Group, Inc. Put Strike $65.00 Expires 08/19/2006	800	(170)
Bristol-Myers Squibb Co. Put Strike $20.00 Expires 01/21/2006	2,000	(10)
Colgate-Palmolive Co. Put Strike $45.00 Expires 01/21/2006	100	— ☐
Duke Energy Corp. Put Strike $25.00 Expires 01/20/2007	1,000	(115)

	Contracts +	Value
Ford Motor Credit Co.	1,800	$(86)
Put Strike $100.00
Expires 01/21/2006
Freeport McMoRan Cooper & Gold, Inc. Put Strike $35.00 Expires 01/21/2006	1,005	(5)
GlobalSantaFe Corp. Put Strike $42.50 Expires 04/22/2006	800	(86)
HJ Heinz Co. Put Strike $35.00 Expires 01/21/2006	800	(106)
Home Depot Put Strike $35.00 Expires 01/21/2006	360	(2)
Sara Lee Corp. Put Strike $20.00 Expires 01/21/2006	344	(39)
Schering-Plough Corp. Put Strike $15.00 Expires 01/21/2006	650	(3)
Washington Mutual, Inc. 1,300 (7) Put Strike $30.00 Expires 01/21/2006
Total Written Options (premiums: $2,834)		(905)

NOTES TO SCHEDULE OF INVESTMENTS:

#  Substantially all of the Fund's securities are memo pledged as collateral by the custodian for the listed short index option contracts written by the Fund.

(a)  Abbey National PLC has a fixed coupon rate 7.35% until 10/15/2006, thereafter the coupon rate will reset every 5 years at the 5-Year CMT + 178BP, if not called.

(b)  HBOS PLC–144A has a fixed coupon rate of 5.92% until 10/01/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 129.5BP, if not called.

(c)  Sumitomo Matsui Banking–144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

(d)  ZFS Finance USA Trust I–144A has a fixed coupon rate of 6.45% until 06/15/2016, thereafter the coupon rate will reset at 200BP+ highest of the 3-month US$ LIBOR, 10 Year CMT or 30 Year CMT, a max of 15%, if not called.

(e)  Reinsurance Group of America has a fixed coupon rate of 6.75% until 12/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 266.5BP, if not called.

(f)  ILFC E-Capital Trust II–144A has a fixed coupon rate of 6.25% until 12/21/2015, thereafter the coupon rate will reset at 180BP+ highest of the 3-month US$ LIBOR, 10 Year CMT or 30 Year CMT, a max of 14.5%, if not called.

(g)  Husky Oil, Ltd. has a fixed coupon rate of 8.90% until 8/15/2008, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 550BP, if not called.

(h)  HSBC Finance Capital Trust IX has a fixed coupon rate 5.91% until 11/30/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 192.6BP, if not called.

(i)  Credit Suisse First Boston (London), Inc.-144A has a fixed coupon rate 7.90% until 05/01/2007, thereafter the coupon rate will reset every 5 years at the 5-Year CMT + 200BP, if not called.

☐  Value is less than $1.

+  Contract amounts are not in thousands.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts in thousands)

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $9,176 or 2.1% of the total investments of the Fund.

ADR  American Depositary Receipt

CMT  Constant Maturity Treasury Index

FHA  Federal Housing Administration

LIBOR  London Interbank Offer Rate

REIT  Real Estate Investment Trust

STRIPS  Separate Trading of Registered Interest and Principal of Securities

VA  Veterans Affairs

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Transamerica Value Balanced

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $398,494)	$446,491
Cash	20,900
Receivables:
Shares sold	28
Interest	1,487
Dividends	724
Dividend reclaims receivable	1
Receivable from premiums on written options	80
469,711
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	258
Management and advisory fees	301
Service fees	1
Administration fees	8
Written options (premiums $2,834)	905
Other	92
1,565
Net Assets	$468,146
Net Assets Consist of:
Capital stock ($.01 par value)	$363
Additional paid-in capital	402,705
Distributable net investment income (loss)	11,385
Accumulated net realized gain (loss) from investment securities and written options contacts	3,767
Net unrealized appreciation (depreciation) on:
Investment securities	47,997
Written option contracts	1,929
Net Assets	$468,146
Net Assets by Class:
Initial Class	$462,906
Service Class	5,240
Shares Outstanding:
Initial Class	35,954
Service Class	395
Net Asset Value and Offering Price Per Share:
Initial Class	$12.88
Service Class	13.25

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$7,132
Dividends (net of withholding taxes on foreign dividends of $2)	8,408
Income from loaned securities–net	19
15,559
Expenses:
Management and advisory fees	3,654
Printing and shareholder reports	288
Custody fees	67
Administration fees	98
Legal fees	9
Audit fees	17
Trustees fees	17
Service fees:
Service Class	12
Other	12
Total expenses	4,174
Net Investment Income (Loss)	11,385
Net Realized Gain (Loss) from:
Investment securities	22,373
Written option contracts	5,152
27,525
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(7,231)
Written option contracts	(2,181)
(9,412)
Net Realized and Unrealized Gain (Loss) on Investment Securities and Written Options Contracts	18,113
Net Increase (Decrease) in Net Assets Resulting from Operations	$29,498

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Transamerica Value Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$11,385	$12,520
Net realized gain (loss) from investment securities and written options contracts	27,525	42,878
Change in unrealized appreciation (depreciation) on investment securities and written options contracts	(9,412)	(4,350)
	29,498	51,048
Distributions to Shareholders:
From net investment income:
Initial Class	(12,398)	(6,350)
Service Class	(122)	(24)
	(12,520)	(6,374)
From net realized gains:
Initial Class	(36,578)	—
Service Class	(373)	—
	(36,951)	—
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	10,968	12,731
Service Class	2,880	3,369
	13,848	16,100
Proceeds from fund acquisition:
Initial Class	—	312,953
Service Class	—	467
	—	313,420
Dividends and distributions reinvested:
Initial Class	48,976	6,350
Service Class	495	24
	49,471	6,374
Cost of shares redeemed:
Initial Class	(102,764)	(100,103)
Service Class	(1,666)	(881)
	(104,430)	(100,984)
	(41,111)	234,910
Net increase (decrease) in net assets	(61,084)	279,584
Net Assets:
Beginning of year	529,230	249,646
End of year	$468,146	$529,230
Distributable Net Investment Income (Loss)	$11,385	$12,520

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	836	1,020
Service Class	212	260
	1,048	1,280
Shares issued on fund acquisition:
Initial Class	–	25,281
Service Class	–	37
	–	25,318
Shares issued–reinvested from distributions:
Initial Class	3,982	518
Service Class	39	2
	4,021	520
Shares redeemed:
Initial Class	(7,841)	(7,919)
Service Class	(124)	(67)
	(7,965)	(7,986)
Net increase (decrease) in shares outstanding:
Initial Class	(3,023)	18,900
Service Class	127	232
	(2,896)	19,132

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Transamerica Value Balanced

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$13.48	$0.31	$0.51	$0.82	$(0.36)	$(1.06)	$(1.42)	$12.88
	12/31/2004	12.41	0.36	0.86	1.22	(0.15)	–	(0.15)	13.48
	12/31/2003	10.66	0.30	1.81	2.11	(0.36)	–	(0.36)	12.41
	12/31/2002	13.29	0.33	(2.20)	(1.87)	(0.28)	(0.48)	(0.76)	10.66
	12/31/2001	13.19	0.36	(0.07)	0.29	(0.19)	–	(0.19)	13.29
Service Class	12/31/2005	13.86	0.28	0.52	0.80	(0.35)	(1.06)	(1.41)	13.25
	12/31/2004	12.74	0.37	0.87	1.24	(0.12)	–	(0.12)	13.86
	12/31/2003	11.08	0.18	1.52	1.70	(0.04)	–	(0.04)	12.74

			Ratios/Supplemental Data
	For the		Net Assets, End of	Ratio of Expenses to Average		Net Investment Income (Loss)	Portfolio
	Period	Total	Period	Net Assets (f)		to Average	Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	6.59%	$462,906	0.85%	0.85%	2.34%	58%
	12/31/2004	9.96	525,519	0.84	0.84	2.88	98
	12/31/2003	20.16	249,184	0.82	0.82	2.68	53
	12/31/2002	(13.82)	247,459	0.83	0.83	2.84	123
	12/31/2001	2.16	235,355	0.89	0.89	2.70	54
Service Class	12/31/2005	6.21	5,240	1.10	1.10	2.09	58
	12/31/2004	9.83	3,711	1.10	1.10	2.81	98
	12/31/2003	15.40	462	1.09	1.09	2.26	53

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Transamerica Value Balanced (the "Fund") share classes commenced operations as follows:

Initial Class – January 3, 1995
Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Transamerica Value Balanced (the "Fund") is part of ATST.

On May 3, 2004, the Fund acquired all the net assets of LKCM Strategic Total Return pursuant to a plan of reorganization approved by the shareholders of LKCM Strategic Total Return. The Fund is the accounting survivor. The acquisition was accomplished by a tax-free exchange of 25,318 shares of the Fund for the 21,557 shares of LKCM Strategic Total Return outstanding on April 30, 2004. The aggregate net assets of the Fund immediately before the acquisition was $240,0378. LKCM Strategic Total Return's net assets at that date $313,420, including $45,289 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $553,458.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $58 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $8, earned by IBT for its services.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open contracts at December 31, 2005 are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance December 31, 2004	$5,839	38,971
Sales	4,085	30,395
Closing Buys	(533)	(1,611)
Expirations	(5,035)	(34,619)
Exercised	(1,522)	(14,433)
Balance at December 31, 2005	$2,834	18,703

*  Contracts not in thousands

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $23.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$144,770
U.S. Government	132,814
Proceeds from maturities and sales of securities:
Long-Term	197,359
U.S. Government	154,090

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$9,622	December 31, 2010
2,773	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $10,345.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the periods listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$6,374
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	14,420
Long-term Capital Gain	35,051

AEGON/Transamerica Series Trust

Annual Report 2005

14

Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$11,385
Undistributed Long-term Capital Gain	$17,278
Capital Loss Carryforward	$(12,395)
Net Unrealized Appreciation (Depreciation)	$48,810	*

*  Amount includes unrealized appreciation (depreciation) on written options.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$399,610
Unrealized Appreciation	$57,430
Unrealized (Depreciation)	(10,549)
Net Unrealized Appreciation (Depreciation)	$46,881

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Transamerica Value Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Value Balanced (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

Transamerica Value Balanced (UNAUDITED)

SUPPLEMENTAL TAX INFORMATION
(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $35,051 for the year ended December 31, 2005.

AEGON/Transamerica Series Trust

Annual Report 2005

16

Transamerica Value Balanced

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Transamerica Value Balanced (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Transamerica Investment Management, LLC (the "SubAdviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believe, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper, for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser had generally achieved competitive and acceptable investment performance, noting that although the performance of the Portfolio was below median relative to its peers over the past two- and ten-year periods and trailed the benchmark index over the past ten-year period, its performance was above median relative to its peers over the past one-, three- and five-year periods, and superior or competitive to the benchmark index over the past one-, two-, three- and five-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against a peer group of comparable mutual funds. The Board noted that the management fees of the Portfolio are higher than most of its peers, based on the Lipper information, but the Portfolio's total expense ratio is competitive. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded

AEGON/Transamerica Series Trust

Annual Report 2005

17

Transamerica Value Balanced (continued)

that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

18

Van Kampen Active International Allocation

MARKET ENVIRONMENT

Although monetary tightening in the United States and high oil prices weighed on global investor sentiment at points during the period, the international equity markets posted a solid gain in 2005, as measured by the Morgan Stanley Capital International- Europe, Australasia and Far East Index ("MSCI EAFE"), up 14.02% in U.S. dollars.

After a relatively weak start, Japan was one of the strongest performers for the year on a country basis. A strengthening real estate market, improvements in corporate profitability and banks' balance sheets, rising employment, abating deflation, and a clear popular mandate for change helped fuel a rally in Japanese equities. The Asia, excluding Japan, and Europe regions also both posted respectable gains. Despite pockets of weakness and country-specific political uncertainty, European economic numbers and business sentiment were generally better than expected. The United Kingdom ("U.K.") continued to struggle with slowing consumer spending and a cooling housing market, although the climate improved as the year progressed and the Bank of England implemented a rate cut in the second half of the year.

Among sectors, materials and industrials were the leaders, while telecommunication services lagged the pack. The U.S. dollar was quite strong against nearly all major currencies, including the Japanese Yen, the Euro, and the U.K. Sterling.

PERFORMANCE

For the year ended December 31, 2005, Van Kampen Active International Allocation, Initial Class returned 13.79%. By comparison its benchmark, the MSCI EAFE returned 14.02%.

STRATEGY REVIEW

Global earnings growth, though off-peak, is healthy and supported by quiescent labor costs and reform-driven productivity. In the U.S., economic growth remains on track, unemployment is low, and the Federal Reserve Board (the Fed) has room to take rates higher, should they need to. European and Japanese central banks appear to be following the Fed's cautionary lead of not being overly zealous.

We like the economic and sentiment news we have recently seen out of Europe. We are marginally overweight Germany as an attractively valued, cyclical European market. We have been underweight in the U.K. for some time. Although the MSCI EAFE does not include emerging markets, the portfolio includes a small stake in emerging markets, with a sprinkling in Brazil, Turkey, Russia and Poland, among others. Emerging markets have been driven higher by earnings growth. Accordingly, we believe emerging markets are not wildly overpriced.

The portfolio's performance for the twelve month period benefited primarily from an overweight to Japan, an underweight to the U.K. and exposure (roughly 4% of the total portfolio) to emerging markets. In contrast, allocations to Hong Kong and Switzerland detracted from performance. From a sector perspective, an overweight position in energy and an underweight in financials contributed to performance while an underweight to healthcare and a slight overweight to information technology were a drag to performance.

Ann D. Thivierge

Portfolio Manager
Morgan Stanley Investment Management Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative index.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	13.79%	2.32%	5.18%	5.07%	4/8/91
MSCI-EAFE[1]	14.02%	4.94%	6.17%	6.95%	4/8/91
Service Class	13.61%	–	–	23.39%	5/1/03

NOTES

1  The Morgan Stanley Capital International – Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the Portfolio's subadviser since May 1, 2002, prior to that date T. Rowe Price Associates, Inc. managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,159.50	0.94%	$5.12
Hypothetical (b)	1,000.00	1,020.47	0.94%	4.79
Service Class
Actual	$1,000.00	$1,158.60	1.19%	$6.47
Hypothetical (b)	1,000.00	1,019.21	1.19%	6.06

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At December 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS ( 0.1%)
Ireland (0.0%)
Grafton Group PLC ‡	3,500	$37
Mexico (0.1%)
Fomento Economico Mexicano SA de CV	7,000	51
United Kingdom (0.0%)
Berkeley Group Holdings PLC ‡	1,109	21
Total Convertible Preferred Stocks (cost: $111)		109
PREFERRED STOCKS ( 1.1%)
Brazil (0.9%)
Aracruz Celulose SA–Class B	5,497	22
Banco Bradesco SA	5,000	145
Banco Itau Holding Financeira SA	2,920	70
Brasil Telecom Participacoes SA	3,179,514	23
Caemi Mineracao e Metalurgica SA	22,000	32
Centrais Eletricas Brasileiras SA–Class B	1,510,988	26
Cia de Bebidas das Americas	224,986	87
Cia Energetica de Minas Gerais	1,327,500	54
Cia Vale do Rio Doce–Class A	7,815	280
Contax Participacoes SA	4,715	6
Embratel Participacoes SA ‡	3,251,936	9
Empresa Brasileira de Aeronautica SA	4,979	49
Gerdau SA	3,250	55
Klabin SA	8,500	15
Petroleo Brasileiro SA	31,000	494
Sadia SA	6,000	17
Tele Centro Oeste Celular Participacoes SA	2,308	27
Tele Norte Leste Participacoes SA	3,631	65
Telesp Celular Participacoes SA ‡	2,448	9
Usinas Siderurgicas de Minas Gerais SA–Class A	2,000	48
Votorantim Celulose e Papel SA	703	9
Germany (0.1%)
Fresenius Medical Care AG	100	9
Henkel KGaA	1,037	104
Porsche AG	110	79
ProSieben SAT.1 Media AG	674	13
RWE AG	256	16
Volkswagen AG	1,209	46
Russia (0.1%)
Surgutneftegaz, ADR	2,100	187
Total Preferred Stocks (cost: $1,368)		1,996

	Shares	Value
COMMON STOCKS ( 96.7%)
Australia (4.5%)
Alumina, Ltd.	29,755	$162
Amcor, Ltd.	23,105	127
AMP, Ltd.	15,002	85
Ansell, Ltd.	1,835	15
Australia & New Zealand Banking Group, Ltd.	16,310	287
Australian Gas Light Co., Ltd.	5,245	66
BHP Billiton, Ltd.	92,000	1,535
BlueScope Steel, Ltd.	18,798	96
Boral, Ltd.	15,307	91
Brambles Industries, Ltd.	11,167	83
Caltex Australia, Ltd.	10,136	144
Coca-Cola Amatil, Ltd.	5,888	33
Coles Myer, Ltd.	12,117	91
Commonwealth Bank of Australia	13,478	423
CSL, Ltd.	808	25
CSR, Ltd.	24,831	63
Foster's Group, Ltd.	23,028	94
Insurance Australia Group, Ltd.	19,171	76
John Fairfax Holdings, Ltd.	11,317	33
Leighton Holdings, Ltd.	2,026	27
Lend Lease Corp, Ltd. (a)	5,605	60
Macquarie Bank, Ltd.	2,358	118
Macquarie Infrastructure Group (a)	25,529	67
Mayne Group, Ltd.	10,157	26
Mayne Pharma, Ltd. ‡	10,157	19
National Australia Bank, Ltd.	18,067	429
Newcrest Mining, Ltd.	8,522	152
OneSteel, Ltd.	14,572	36
Orica, Ltd.	7,346	110
Origin Energy, Ltd.	72,622	400
PaperlinX, Ltd.	11,828	33
Patrick Corp., Ltd.	7,068	38
QBE Insurance Group, Ltd.	7,831	113
Rinker Group, Ltd.	24,421	295
Rio Tinto, Ltd.	7,980	404
Santos, Ltd.	53,330	479
Sonic Healthcare, Ltd.	1,548	17
Stockland	401	2
Suncorp-Metway, Ltd.	6,220	91
Tabcorp Holdings, Ltd.	4,577	52
Telstra Corp., Ltd.	24,350	70
Transurban Group	6,394	31
Wesfarmers, Ltd.	4,239	115
Westpac Banking Corp.	19,060	318
Woodside Petroleum, Ltd.	29,175	839
Woolworths, Ltd.	11,322	140

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Austria (1.0%)
Bank Austria Creditanstalt AG	1,431	$158
Boehler-Uddeholm AG	142	24
Erste Bank der Oesterreichischen Sparkassen AG	10,071	558
Flughafen Wien AG	1,347	96
IMMOFINANZ Immobilien Anlagen AG ‡†	13,683	131
Mayr-Melnhof Karton AG	541	75
OMV AG	8,138	471
RHI AG ‡	1,056	28
Telekom Austria AG	8,588	192
Voestalpine AG	270	27
Wienerberger AG	1,539	61
Belgium (0.9%)
AGFA-Gevaert NV	971	18
Bekaert SA	84	8
Belgacom SA	1,604	52
Delhaize Group	487	32
Dexia	14,853	341
Fortis	25,323	805
InBev	239	10
KBC Groupe (a)	2,042	190
Solvay SA	859	94
UCB SA	1,721	81
Umicore	332	39
Bermuda (0.4%)
Cheung Kong Infrastructure Holdings, Ltd.	25,000	79
Esprit Holdings, Ltd.	48,000	341
Frontline, Ltd.	800	31
Kerry Properties, Ltd.	16,535	44
Li & Fung, Ltd.	80,000	154
SCMP Group, Ltd.	10,000	4
Ship Finance International, Ltd.	386	6
Yue Yuen Industrial Holdings	24,000	67
Brazil (0.1%)
Arcelor Brasil SA	1,964	24
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR †	450	15
Cia de Bebidas das Americas	46,196	15
Cia Siderurgica Nacional SA	744	16
Souza Cruz SA	2,500	31
Uniao de Bancos Brasileiros SA, GDR	1,050	67
Cayman Islands (0.1%)
Hutchison Telecommunications International, Ltd. ‡	66,000	95
Kingboard Chemicals Holdings Co., Ltd.	23,000	62

	Shares	Value
Denmark (0.6%)
Danske Bank A/S	13,439	$472
DSV A/S	300	37
GN Store Nord	4,900	64
Novo Nordisk A/S–Class B	5,050	283
Novozymes A/S–Class B	686	37
Tele Danmark A/S	2,600	155
Vestas Wind Systems A/S ‡ †	2,300	38
Finland (1.2%)
Cargotec Corp. ‡	646	22
Fortum OYJ	4,428	83
Kesko OYJ–Class B	2,181	62
Kone Oyj ‡	1,292	51
Metso OYJ	3,581	98
Neste Oil Oyj ‡	1,107	31
Nokia OYJ	76,844	1,401
Outokumpu OYJ	2,264	34
Sampo OYJ	5,254	91
Stora Enso OYJ–Class R †	7,826	106
Tietoenator OYJ	1,767	64
UPM-Kymmene OYJ	6,881	134
Uponor OYJ	495	11
Wartsila OYJ–Class B	796	23
France (6.6%)
Accor SA	3,853	211
Air Liquide	1,392	267
Alcatel SA ‡	20,707	256
Alstom ‡	1,474	85
Atos Origin ‡	183	12
Autoroutes du Sud de la France	1,134	67
AXA	36,831	1,185
BNP Paribas	12,393	1,000
Bouygues	4,023	196
Business Objects SA ‡	555	22
Cap Gemini SA ‡	1,993	80
Carrefour SA	7,048	329
Casino Guichard Perrachon SA	764	51
Cie de Saint-Gobain	4,028	239
Cie Generale D'Optique Essilor International SA	706	57
CNP Assurances	1,406	111
Credit Agricole SA	5,140	161
Dassault Systemes SA	517	29
France Telecom SA	17,951	445
Gecina SA	715	82
Groupe Danone	2,627	274
Hermes International	99	25
Imerys SA	460	33
Klepierre	603	56

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
France (continued)
Lafarge SA	2,167	$194
Lagardere S.C.A.	1,411	108
L'Oreal SA †	586	43
LVMH Moet Hennessy Louis Vuitton SA	2,442	216
Michelin (C.G.D.E.)–Class B	1,068	60
Neopost SA	581	58
Pernod-Ricard	101	18
Peugeot SA	1,217	70
PPR SA	635	71
Publicis Groupe	938	33
Renault SA	1,252	102
Safran SA	814	19
Sanofi-Aventis	14,676	1,282
Schneider Electric SA	2,796	249
Societe BIC SA	377	22
Societe Generale-Class A	4,864	596
Societe Television Francaise 1	1,155	32
Sodexho Alliance SA	2,055	84
Suez SA ‡	1,004	-
Suez SA	1,004	31
Suez SA	8,183	254
Technip SA	796	48
Thales SA	1,604	73
Thomson Multimedia SA	2,434	51
Total SA	8,122	2,034
Unibail (a)	975	129
Valeo SA	886	33
Veolia Environnement	1,864	84
Vinci SA	1,842	158
Vivendi Universal SA	8,819	275
Zodiac SA ‡	138	9
Germany (7.7%)
Adidas-Salomon AG	717	135
Allianz AG	10,935	1,651
Altana AG	1,859	101
BASF AG	6,896	527
Bayer AG	8,330	347
Bayerische Hypo-und Vereinsbank AG ‡	20,810	629
Beiersdorf AG	1,946	239
Celesio AG	605	52
Commerzbank AG	22,744	698
Continental AG	1,422	126
DaimlerChrysler AG	9,623	490
Deutsche Bank AG	12,722	1,230
Deutsche Boerse AG	5,074	518
Deutsche Lufthansa AG	4,366	64
Deutsche Post AG	16,022	387

	Shares	Value
Germany (continued)
Deutsche Telekom AG	39,310	$653
Douglas Holding AG	324	12
E.ON AG	13,106	1,352
Epcos AG ‡	918	12
Fresenius Medical Care AG †	1,101	116
Hochtief AG	150	7
Hypo Real Estate Holding	4,162	216
Infineon Technologies AG ‡	7,022	64
KarstadtQuelle AG ‡†	184	3
Linde AG	1,153	89
Man AG	2,227	118
Merck KGaA	1,098	91
Metro AG	3,353	161
Muenchener Rueckversicherungs AG	2,659	359
Puma AG Rudolf Dassler Sport	224	65
RWE AG	7,703	569
SAP AG	4,591	830
Schering AG	3,613	241
Siemens AG	14,198	1,213
ThyssenKrupp AG †	4,710	98
TUI AG †	3,692	75
Volkswagen AG †	2,494	132
Wincor Nixdorf AG	300	32
Greece (0.3%)
Alpha Bank A.E.	4,268	124
EFG Eurobank Ergasias SA	2,499	78
National Bank of Greece SA	5,427	230
OPAP SA	2,900	100
Titan Cement Co. SA	700	29
Hong Kong (4.0%)
Bank of East Asia, Ltd.	80,401	243
BOC Hong Kong Holdings, Ltd.	183,000	352
Cathay Pacific Airways, Ltd.	50,000	87
Cheung Kong Holdings, Ltd. (a)	78,000	800
CLP Holdings, Ltd.	81,500	473
Hang Lung Properties, Ltd.	95,000	148
Hang Seng Bank, Ltd.	34,100	445
Henderson Land Development	34,000	160
Hong Kong & China Gas	196,000	418
Hong Kong Exchanges and Clearing, Ltd.	53,000	220
HongKong Electric Holdings	69,500	344
Hopewell Holdings, Ltd.	31,000	78
Hutchison Whampoa, Ltd.	104,900	999
Hysan Development Co., Ltd.	31,712	79
Johnson Electric Holdings, Ltd.	77,500	73
Link (The) REIT ‡(a)	81,500	155
MTR Corp.	68,355	134

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Hong Kong (continued)
New World Development, Ltd.	111,693	$153
PCCW, Ltd.	181,200	112
Shangri-La Asia, Ltd.	49,071	82
Sino Land Co.	63,922	77
Sun Hung Kai Properties, Ltd.	63,000	613
Swire Pacific, Ltd.–Class A	43,000	386
Techtronic Industries Co.	44,000	105
Television Broadcasts, Ltd.	14,000	74
Wharf Holdings, Ltd.	62,000	219
Ireland (0.5%)
Allied Irish Banks PLC	15,869	338
Bank of Ireland	18,498	291
CRH PLC	7,025	206
DCC PLC	450	10
Elan Corp. PLC ‡	5,550	73
Independent News & Media PLC	3,500	10
Irish Life & Permanent PLC (a)	1,049	21
Italy (1.2%)
Alleanza Assicurazioni SpA	1,196	15
Assicurazioni Generali SpA †	2,717	95
Autogrill SpA	1,060	14
Autostrade SpA	2,257	54
Banca Fideuram SpA	2,009	11
Banca Intesa SpA	18,124	96
Banca Intesa SpA RNC	1,601	8
Banca Monte dei Paschi di Siena SpA	1,628	8
Banca Nazionale Del Lavoro SpA ‡	2,319	8
Banca Popolare di Milano SCRL †	1,170	13
Banco Popolare di Verona e Novara SCRL	1,801	36
Benetton Group SpA	360	4
Enel SpA	5,618	44
ENI-Ente Nazionale Idrocarburi SpA	35,981	995
Fiat SpA ‡	1,835	16
Finmeccanica SpA	2,107	41
Italcementi SpA	243	5
Luxottica Group SpA	793	20
Mediaset SpA	1,980	21
Mediobanca SpA	1,091	21
Mediolanum SpA	1,510	10
Pirelli & C SpA	16,439	15
Riunione Adriatica di Sicurta SpA	725	17
Sanpaolo IMI SpA	7,471	117
Seat Pagine Gialle SpA ‡	22,996	11
Telecom Italia SpA	74,454	216
Telecom Italia SpA RNC	42,646	105
Tiscali SpA ‡	1,598	5
UniCredito Italiano SpA (a)	22,665	156

	Shares	Value
Japan (30.6%)
77 Bank, Ltd. (The)	9,000	$68
Acom Co., Ltd. (a)	1,940	125
Advantest Corp. †	2,200	222
Aeon Co., Ltd.	9,800	249
Aeon Credit Service Co., Ltd.	500	47
Aiful Corp. (a)	1,725	144
Ajinomoto Co., Inc.	14,000	143
Alps Electric Co., Ltd.	4,000	56
Amada Co., Ltd.	7,000	62
Asahi Breweries, Ltd.	7,100	87
Asahi Glass Co., Ltd.	26,000	336
Asahi Kasei Corp.	23,000	156
Asatsu-DK, Inc.	300	10
Astellas Pharma, Inc.	11,800	460
Bank of Fukuoka, Ltd. (The)	15,000	128
Bank of Kyoto, Ltd. (The)	5,000	60
Bank of Yokohama, Ltd. (The)	29,000	237
Benesse Corp.	600	21
Bridgestone Corp.	20,000	416
Canon, Inc.	17,700	1,035
Casio Computer Co., Ltd.	8,300	139
Central Japan Railway Co.	30	287
Chiba Bank, Ltd. (The)	18,000	151
Chiyoda Corp.	5,000	115
Chubu Electric Power Co., Inc.	9,400	224
Chugai Pharmaceutical Co., Ltd.	4,902	105
Citizen Watch Co., Ltd.	8,400	70
COMSYS Holdings Corp.	4,000	57
Credit Saison Co., Ltd. (a)	3,700	185
CSK Corp.	2,000	100
Dai Nippon Printing Co., Ltd.	9,000	160
Daicel Chemical Industries, Ltd.	3,000	22
Daiichi Sanyko Co., Ltd. ‡	16,056	310
Daikin Industries, Ltd.	3,800	111
Daimaru, Inc.	5,000	72
Dainippon Ink & Chemical, Inc.	12,000	52
Daito Trust Construction Co., Ltd.	3,100	160
Daiwa House Industry Co., Ltd.	19,000	297
Daiwa Securities Group, Inc.	72,000	816
Denki Kagaku Kogyo KK	7,000	31
Denso Corp.	14,500	500
Dowa Mining Co., Ltd.	10,000	108
East Japan Railway Co.	71	488
Ebara Corp.	7,000	38
Eisai Co., Ltd.	6,100	256
Familymart Co., Ltd.	1,200	41
Fanuc, Ltd.	4,000	339

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
Fast Retailing Co., Ltd.	2,000	$195
Fuji Electric Holdings Co., Ltd.	4,000	21
Fuji Photo Film Co., Ltd.	9,800	324
Fuji Soft ABC, Inc.	900	30
Fujikura, Ltd.	5,000	41
Fujitsu, Ltd.	38,000	289
Furukawa Electric Co., Ltd. (The) ‡(a)	13,000	102
Hirose Electric Co., Ltd.	1,200	160
Hitachi Construction Machinery Co., Ltd.	700	16
Hitachi, Ltd.	72,000	485
Hokuhoku Financial Group, Inc.	29,000	135
Honda Motor Co., Ltd.	20,300	1,158
Hoya Corp.	9,400	338
Ibiden Co., Ltd.	2,400	129
Index Corp.	26	47
INPEX Corp.	8	71
Isetan Co., Ltd.	3,800	81
Ishikawajima-Harima Heavy Industries Co., Ltd. ‡	22,000	70
Itochu Corp.	30,000	250
Itochu Techno-Science Corp.	700	34
Japan Airlines System Corp. †	16,000	44
Japan Real Estate Investment Corp. REIT (a)	17	140
Japan Retail Fund Investment REIT (a)	11	85
Japan Tobacco, Inc.	19	277
JFE Holdings, Inc.	7,400	248
JGC Corp.	6,000	114
Joyo Bank, Ltd. (The)	19,000	113
JS Group Corp.	4,700	94
JSR Corp.	2,800	74
Kajima Corp.	27,000	155
Kaneka Corp.	5,000	60
Kansai Electric Power Co. (The), Inc.	18,200	391
Kao Corp.	13,000	348
Kawasaki Heavy Industries, Ltd. †	22,000	80
Keihin Electric Express Railway Co., Ltd.	5,000	39
Keio Corp.	2,000	12
Keyence Corp.	1,200	341
Kikkoman Corp.	3,000	29
Kintetsu Corp.	31,000	124
Kirin Brewery Co., Ltd.	20,000	233
Kobe Steel, Ltd.	39,000	126
Komatsu, Ltd.	23,000	380
Konami Corp.	2,700	59
Konica Minolta Holdings, Inc.	12,000	122
Kubota Corp.	32,000	269
Kuraray Co., Ltd.	6,500	67

	Shares	Value
Japan (continued)
Kurita Water Industries, Ltd.	1,300	$25
Kyocera Corp.	3,500	255
Kyowa Hakko Kogyo Co., Ltd.	11	—	☐
Kyushu Electric Power Co., Inc.	5,200	113
Lawson, Inc.	800	33
Leopalace21 Corp.	4,100	149
Mabuchi Motor Co., Ltd.	500	28
Marubeni Corp.	29,000	156
Marui Co., Ltd.	8,800	173
Matsushita Electric Industrial Co., Ltd.	45,000	868
Matsushita Electric Works, Ltd.	7,000	65
Meiji Seika Kaisha, Ltd.	3,000	16
Meitec Corp.	300	10
Millea Holdings, Inc.	35	602
Minebea Co., Ltd.	8,000	43
Mitsubishi Chemical Holdings Corp. ‡	15,500	98
Mitsubishi Corp.	26,500	586
Mitsubishi Electric Corp.	45,000	318
Mitsubishi Estate Co., Ltd.	41,000	851
Mitsubishi Heavy Industries, Ltd.	76,000	335
Mitsubishi Materials Corp.	35,000	179
Mitsubishi Rayon Co., Ltd.	10,000	66
Mitsubishi Tokyo Financial Group, Inc.	155	2,102
Mitsui & Co., Ltd.	32,000	411
Mitsui Chemicals, Inc.	9,000	60
Mitsui Fudosan Co., Ltd.	29,000	589
Mitsui Mining & Smelting, Co., Ltd.	21,000	132
Mitsui O.S.K. Lines, Ltd.	2,000	17
Mitsui Sumitomo Insurance Co., Ltd.	29,000	355
Mitsui Trust Holdings, Inc.	14,000	168
Mitsukoshi, Ltd.	4,000	26
Mizuho Financial Group, Inc.	184	1,460
Murata Manufacturing Co., Ltd.	4,900	314
NEC Corp.	48,000	299
NEC Electronics Corp.	1,100	36
NET One Systems Co., Ltd.	16	39
NGK Insulators, Ltd.	8,000	119
NGK Spark Plug Co., Ltd.	5,000	108
Nidec Corp.	2,400	204
Nikko Cordial Corp.	12,000	190
Nikon Corp.	6,000	95
Nintendo Co., Ltd.	3,000	362
Nippon Building Fund, Inc. REIT (a)	17	143
Nippon Electric Glass Co., Ltd.	4,000	87
Nippon Express Co., Ltd.	16,000	98
Nippon Meat Packers, Inc.	3,000	31
Nippon Mining Holdings, Inc.	12,500	89

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
Nippon Oil Corp.	32,000	$248
Nippon Paper Group, Inc.	53	212
Nippon Sheet Glass Co., Ltd.	9,000	39
Nippon Steel Corp.	100,000	356
Nippon Telegraph & Telephone Corp.	141	641
Nippon Yusen Kabushiki Kaisha	23,000	158
Nishi-Nippon City Bank, Ltd.	10,000	60
Nissan Chemical Industries, Ltd.	3,000	43
Nissan Motor Co., Ltd.	59,300	601
Nisshin Seifun Group, Inc.	5,500	58
Nissin Food Products Co., Ltd.	1,600	46
Nitto Denko Corp.	4,600	358
Nomura Holdings, Inc.	43,500	833
Nomura Research Institute, Ltd.	1,400	171
NSK, Ltd.	14,000	96
NTN Corp.	11,000	87
NTT Data Corp.	38	189
NTT DoCoMo, Inc.	182	278
Obayashi Corp.	19,000	140
Obic Co., Ltd.	200	44
Oji Paper Co., Ltd.	22,000	130
Oki Electric Industry Co., Ltd.	12,000	44
Okumura Corp.	5,000	28
Olympus Corp.	3,000	79
Omron Corp.	4,800	111
Onward Kashiyama Co., Ltd.	3,000	59
Oracle Corp.	1,000	50
Oriental Land Co., Ltd.	1,400	76
ORIX Corp. (a)	2,900	739
Osaka Gas Co., Ltd.	42,000	145
Pioneer Corp.	3,100	43
Promise Co., Ltd. (a)	2,400	160
Resona Holdings, Inc. ‡	90	362
Ricoh Co., Ltd.	14,000	245
Rohm Co., Ltd.	3,200	348
Sanken Electric Co., Ltd.	3,000	48
Sanyo Electric Co., Ltd. †	36,000	98
Secom Co., Ltd.	3,000	157
Seiko Epson Corp.	2,400	60
Sekisui Chemical Co., Ltd.	7,000	47
Sekisui House, Ltd.	21,000	264
Seven & I Holdings Co., Ltd. ‡	14,960	640
Sharp Corp.	19,000	289
Shimachu Co., Ltd.	1,200	36
Shimamura Co., Ltd.	500	69
Shimano, Inc.	1,700	45
Shimizu Corp.	20,000	147

	Shares	Value
Japan (continued)
Shin-Etsu Chemical Co., Ltd.	8,100	$430
Shinsei Bank, Ltd.	25,000	145
Shionogi & Co., Ltd.	6,000	84
Shiseido Co., Ltd.	6,000	112
Shizuoka Bank, Ltd. (The)	15,000	150
Showa Denko KK	12,000	47
Showa Shell Sekiyu KK	1,700	20
Skylark Co., Ltd.	2,000	32
SMC Corp.	1,400	200
Softbank Corp. †	22,200	937
Sompo Japan Insurance, Inc.	19,000	257
Sony Corp.	15,500	633
Stanley Electric Co., Ltd.	1,000	16
Sumitomo Bakelite Co., Ltd.	3,000	25
Sumitomo Chemical Co., Ltd.	27,000	185
Sumitomo Corp.	20,000	258
Sumitomo Electric Industries, Ltd.	14,000	213
Sumitomo Heavy Industries, Ltd.	9,000	76
Sumitomo Metal Industries, Ltd.	57,000	219
Sumitomo Metal Mining Co., Ltd.	21,000	260
Sumitomo Mitsui Financial Group, Inc.	89	943
Sumitomo Realty & Development Co., Ltd.	18,000	391
Sumitomo Trust & Banking Co., Ltd. (The)	30,000	306
T&D Holdings, Inc.	5,500	365
Taiheiyo Cement Corp.	12,000	49
Taisei Corp.	27,000	122
Taisho Pharmaceutical Co., Ltd.	911	17
Taiyo Yuden Co., Ltd.	1,000	14
Takashimaya Co., Ltd.	8,000	128
Takeda Pharmaceutical Co., Ltd.	20,100	1,087
Takefuji Corp. (a)	1,690	115
TDK Corp.	2,500	172
Teijin, Ltd.	16,000	102
Terumo Corp.	4,200	124
THK Co., Ltd.	800	21
TIS, Inc.	800	25
Tobu Railway Co., Ltd.	17,000	89
Toho Co., Ltd.	800	18
Tohoku Electric Power Co., Inc.	8,300	169
Tokyo Broadcasting System, Inc.	2,100	57
Tokyo Electric Power Co. (The), Inc.	28,900	702
Tokyo Electron, Ltd.	4,800	301
Tokyo Gas Co., Ltd.	46,000	204
Tokyo Tatemono Co., Ltd.	6,000	60
Tokyu Corp.	20,000	141
TonenGeneral Sekiyu KK	8,000	86
Toppan Printing Co., Ltd.	8,000	93

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Japan (continued)
Toray Industries, Inc.	23,000	$188
Toshiba Corp.	72,000	430
Tosoh Corp.	8,000	35
Toto, Ltd. †	11,000	93
Toyo Seikan Kaisha, Ltd.	3,100	50
Toyota Industries Corp.	2,100	75
Toyota Motor Corp.	65,600	3,403
Trend Micro, Inc. ‡	3,000	113
Uni-Charm Corp.	400	18
Uniden Corp.	1,000	19
UNY Co., Ltd.	1,000	16
Ushio Inc.	1,000	23
West Japan Railway Co.	4	17
Yahoo! Japan Corp.	229	347
Yamada Denki Co., Ltd.	2,200	275
Yamaha Corp.	1,900	32
Yamaha Motor Co., Ltd.	700	18
Yamato Transport Co., Ltd.	5,000	83
Yamazaki Baking Co., Ltd.	1,000	8
Yokogawa Electric Corp. †	4,600	78
Luxembourg (0.1%)
Arcelor	6,473	160
Mexico (0.5%)
Alfa SA de CV–Class A	3,000	17
America Movil SA de CV–Class L	187,000	273
Cemex SA de CV	30,000	178
Coca-Cola Femsa SA de CV–Class L	2,000	6
Corporacion Geo SA de CV–Class B ‡	4,000	14
Grupo Carso SA de CV–Class A1	8,000	19
Grupo Financiero Banorte SA de CV–Class O	12,000	25
Grupo Mexico SA de CV–Class B	11,000	26
Grupo Modelo SA–Class C	6,000	22
Grupo Televisa SA–Class CPO	22,000	88
Kimberly-Clark de Mexico de CV–Class A	5,000	18
Telefonos de Mexico SA de CV–Class L	126,000	156
Urbi Desarrollos Urbanos SA de CV ‡	1,000	7
Wal-Mart de Mexico SA de CV–Class V	19,000	105
Netherlands (3.1%)
ABN AMRO Holding NV	35,274	920
Akzo Nobel NV	3,522	163
ASML Holding NV ‡†	9,386	187
Corio NV	1,397	76
DSM NV	1,934	79
Euronext NV	2,611	136
European Aeronautic Defense and Space Co. †	3,760	142
Heineken NV	10,704	338
ING Groep NV	36,499	1,262

	Shares	Value
Netherlands (continued)
James Hardie Industries NV	12,239	$81
Koninklijke Philips Electronics NV	14,448	448
Oce NV	1,677	24
Reed Elsevier NV	6,710	93
Rodamco Europe NV	1,147	95
Royal KPN NV	25,208	252
STMicroelectronics NV	4,009	72
TPG NV	11,732	366
Unilever NV †	9,291	634
VNU NV	2,526	83
Wereldhave NV	569	53
Wolters Kluwer NV	3,538	71
New Zealand (0.0%)
Carter Holt Harvey, Ltd.	11,175	19
Telecom Corp. of New Zealand, Ltd.	4,880	20
Norway (0.4%)
DnB Nor ASA	6,204	66
Norsk Hydro ASA	2,138	219
Orkla ASA	2,230	92
Statoil ASA	8,600	197
Tandberg ASA †	2,500	15
Tandberg Television ASA ‡	1,300	17
Telenor ASA	10,500	103
Yara International ASA	2,738	40
Poland (0.5%)
Agora SA	1,257	27
Bank Pekao SA	2,677	143
Bank Przemyslowo-Handlowy BPH	319	74
Bank Zachodni WBK SA ‡	877	38
Grupa Kety SA	43	2
KGHM Polska Miedz SA	4,349	83
Pko Bank Polski SA	12,748	114
Polski Koncern Naftowy Orlen SA	10,198	196
Prokom Software SA	380	16
Telekomunikacja Polska SA	23,583	170
Portugal (0.1%)
Banco Comercial Portugues SA–Class R	37,292	103
Brisa-Auto Estradas de Portugal SA	5,252	44
Energias de Portugal SA	548	2
Portugal Telecom SGPS SA	9,627	97
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	476	5
Russia (1.2%)
LUKOIL, ADR	15,500	922
MMC Norilsk Nickel, ADR	2,300	216
Mobile Telesystems, ADR	4,000	140

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Russia (continued)
OAO Gazprom, ADR	1,895	$136
Surgutneftegaz, ADR †	4,300	234
Tatneft, ADR	2,000	132
Unified Energy System, GDR	2,548	108
Vimpel-Communications, Sponsored ADR ‡	4,700	208
Singapore (1.5%)
Ascendas Real Estate Investment Trust REIT (a)	27,000	32
Capitaland, Ltd.	36,000	74
CapitaMall Trust REIT (a)	22,800	31
Chartered Semiconductor Manufacturing, Ltd. ‡	36,000	28
City Developments, Ltd.	20,484	107
ComfortDelgro Corp., Ltd.	60,598	58
Creative Technology, Ltd	1,951	16
DBS Group Holdings, Ltd.	37,788	375
Fraser & Neave, Ltd.	6,000	67
Jardine Cycle & Carriage, Ltd.	4,013	27
Keppel Corp., Ltd.	19,000	126
Keppel Land, Ltd.	13,000	29
MCL Land, Ltd.	2,895	3
Neptune Orient Lines, Ltd.	17,000	34
Oversea-Chinese Banking Corp.	71,568	288
Overseas Union Enterprise, Ltd.	1,494	10
Parkway Holdings, Ltd.	22,000	28
SembCorp Industries, Ltd.	29,617	49
SembCorp Marine, Ltd.	20,000	33
Singapore Airlines, Ltd.	18,000	134
Singapore Exchange, Ltd.	27,713	48
Singapore Land, Ltd.	6,000	19
Singapore Post, Ltd.	47,000	33
Singapore Press Holdings, Ltd.	53,622	139
Singapore Technologies Engineering, Ltd.	45,184	78
Singapore Telecommunications, Ltd.	228,560	359
STATS ChipPAC, Ltd. ‡	35,000	23
United Overseas Bank, Ltd.	40,219	353
United Overseas Land, Ltd. (Foreign Registered)	18,651	28
Venture Corp., Ltd.	7,879	65
South Africa (0.6%)
Anglo Platinum, Ltd.	1,100	79
AngloGold Ashanti, Ltd.	2,200	109
Gold Fields, Ltd.	6,200	109
Harmony Gold Mining Co., Ltd. ‡	5,600	75
Impala Platinum Holdings, Ltd.	1,100	162
Kumba Resources, Ltd.	1,000	16
Mittal Steel South Africa, Ltd.	3,400	33
Nampak, Ltd.	8,700	23

	Shares	Value
South Africa (continued)
Pretoria Portland Cement Co., Ltd.	200	$10
Sappi, Ltd.	3,400	39
Sasol, Ltd.	9,700	346
Spain (2.6%)
Abertis Infraestructuras SA	7,768	195
Acciona SA	405	45
Acerinox SA	2,353	34
ACS Actividades de Construccion y Servicios SA	3,548	114
Altadis SA	7,584	343
Antena 3 de Television SA	716	17
Banco Bilbao Vizcaya Argentaria SA	34,831	620
Banco Popular Espanol SA	9,635	117
Banco Santander Central Hispano SA	48,784	642
Cintra Concesiones de Infraestructuras de Transporte SA ‡	2,511	29
Endesa SA	9,209	241
Fomento de Construcciones y Contratas SA	443	25
Gas Natural SDG SA	12,393	346
Grupo Ferrovial SA	905	62
Iberdrola SA	7,860	214
Inditex SA	2,758	90
Indra Sistemas SA	1,279	25
Repsol YPF SA	10,850	316
Sacyr Vallehermoso SA	993	24
Sociedad General de Aguas de Barcelona SA–Class B	2,411	51
Telefonica SA	60,447	907
Union Fenosa SA	1,877	70
Sweden (1.8%)
Alfa Laval AB	300	6
Assa Abloy AB–Class B	4,627	73
Atlas Copco AB–Class A	5,019	112
Atlas Copco AB–Class B	3,300	66
Electrolux AB–Class B	2,840	74
Eniro AB	1,500	19
Getinge AB	2,400	33
Hennes & Mauritz AB–Class B	4,530	154
Holmen AB–Class B	850	28
Modern Times Group AB–Class B ‡	450	19
Nordea Bank AB	43,737	454
Sandvik AB	2,891	135
Scania AB–Class B	1,400	51
Skandia Forsakrings AB	8,822	53
Skandinaviska Enskilda Banken AB–Class A	7,371	152
Skanska AB–Class B	5,344	81
SKF AB	3,632	51
Ssab Svenskt Stal AB–Class A	500	18

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Sweden (continued)
Svenska Cellulosa AB–Class B	2,500	$93
Svenska Handelsbanken AB–Class A	12,360	306
Swedish Match AB	4,600	54
Tele2 AB–Class B	1,950	21
Telefonaktiebolaget LM Ericsson–Class B	244,873	841
TeliaSonera AB	21,635	116
Volvo AB–Class A	1,409	65
Volvo AB–Class B †	3,042	143
WM-data AB–Class B	6,925	22
Switzerland (6.3%)
ABB, Ltd. ‡	28,850	279
Ciba Specialty Chemicals AG	938	61
Clariant AG ‡	2,940	43
Compagnie Financiere Richemont AG–Class A	7,359	320
Credit Suisse Group	11,282	574
Geberit AG	56	44
Givaudan	89	60
Holcim, Ltd.	2,492	169
Kudelski SA ‡	690	20
Logitech International SA ‡	1,482	69
Lonza Group AG	487	30
Nestle SA	8,848	2,640
Nobel Biocare Holding AG	540	119
Novartis AG	37,724	1,978
Roche Holding AG-Genusschein	11,436	1,713
Schindler Holding AG	134	53
Serono SA–Class B	147	117
Straumann Holding AG	231	53
Swatch Group AG	888	27
Swatch Group AG–Class B	438	65
Swiss Reinsurance (a)	1,521	111
Swisscom AG	272	86
Syngenta AG ‡	1,404	174
UBS AG	22,261	2,115
Valora Holding AG ‡	28	5
Zurich Financial Services AG ‡	1,097	233
Turkey (1.1%)
Akbank TAS	38,486	314
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,085	30
Arcelik AS	9,226	64
Dogan Sirketler Grubu Holdings ‡	19,964	65
Dogan Yayin Holding ‡	12,350	49
Eregli Demir ve Celik Fabrikalari TAS	21,602	143
Ford Otomotiv Sanayi AS	5,614	49
Haci Omer Sabanci Holding	22,496	128
Hurriyet Gazetecilik AS	7,017	28
KOC Holding AS	16,093	76

	Shares	Value
Turkey (continued)
Migros Turk TAS	6,476	$63
Trakya Cam Sanayii AS	2,330	9
Tupras-Turkiye Petrol Rafine	6,643	122
Turk Hava Yollari ‡	2,437	15
Turk Sise ve Cam Fabrikalari AS	6,949	24
Turkcell Iletisim Hizmet AS	22,454	136
Turkiye Garanti Bankasi ‡	58,498	212
Turkiye Is Bankasi	40,969	355
Yapi ve Kredi Bankasi ‡	19,616	92
United Kingdom (17.1%)
Aegis Group PLC	10,618	22
Amec PLC	3,204	19
Anglo American PLC	17,891	608
ARM Holdings PLC	11,035	23
Arriva PLC	1,921	19
Associated British Ports Holdings PLC	3,999	40
AstraZeneca PLC	24,118	1,172
Aviva PLC	39,437	478
BAA PLC	16,016	173
BAE Systems PLC	43,172	283
Balfour Beatty PLC	6,964	43
Barclays PLC	78,146	820
Barratt Developments PLC	2,360	40
BBA Group PLC	6,827	39
Bellway PLC	1,058	21
BG Group PLC	46,084	455
BHP Billiton PLC	31,396	512
BOC Group PLC	6,445	133
Boots Group PLC	8,211	85
BP PLC	302,222	3,214
British Airways PLC ‡	7,020	40
British American Tobacco PLC	19,604	438
British Land Co. PLC	11,308	207
British Sky Broadcasting PLC	10,736	92
BT Group PLC	101,092	387
Bunzl PLC	5,003	55
Burberry Group PLC	2,768	20
Cable & Wireless PLC	32,338	66
Cadbury Schweppes PLC	27,124	256
Carnival PLC	3,536	200
Centrica PLC	26,985	118
Cobham PLC	14,220	41
Compass Group PLC	42,645	162
Corus Group PLC	57,058	58
Daily Mail and General Trust NV–Class A	3,023	41
Diageo PLC	44,378	642
DSG International	18,341	52

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
United Kingdom (continued)
Electrocomponents PLC	6,075	$29
Emap PLC	2,527	37
EMI Group PLC	7,963	33
Enterprise Inns PLC	7,260	117
FirstGroup PLC	5,075	35
Friends Provident PLC	29,280	95
GKN PLC	6,509	32
GlaxoSmithKline PLC	81,578	2,059
GUS PLC	7,805	138
Hammerson PLC	6,201	109
Hanson PLC	9,268	102
HBOS PLC	46,391	791
Hilton Group PLC	32,905	205
HSBC Holdings PLC	137,012	2,196
Imi PLC	5,554	48
Imperial Chemical Industries PLC	15,294	87
Imperial Tobacco Group PLC	8,322	248
Intercontinental Hotels Group PLC	9,619	139
J Sainsbury PLC	14,582	79
Johnson Matthey PLC	2,829	69
Kelda Group PLC	7,481	99
Kesa Electricals PLC	2,470	11
Kingfisher PLC	11,088	45
Land Securities Group PLC	10,120	289
Legal & General Group PLC	98,275	206
Liberty International PLC	5,467	92
Lloyds TSB Group PLC	67,058	563
LogicaCMG PLC	9,351	28
Marks & Spencer Group PLC	15,883	138
Meggitt PLC	6,644	41
Misys PLC	6,140	25
Mitchells & Butlers PLC	10,845	78
National Express Group PLC	1,908	28
National Grid PLC	40,333	394
National Grid PLC (Deferred Shares) m	45,961	—	☐
Next PLC	2,496	66
Pearson PLC	7,726	91
Peninsular and Oriental Steam Navigation Co. (The)	10,487	84
Persimmon PLC	2,657	57
Pilkington PLC	23,470	60
Prudential PLC	26,592	251
Punch Taverns PLC	5,190	76
Rank Group PLC	12,055	63
Reckitt Benckiser PLC	13,644	450
Reed Elsevier PLC	12,193	114
Reuters Group PLC	14,320	106

	Shares	Value
United Kingdom (continued)
Rexam PLC	7,188	$63
Rio Tinto PLC	13,603	620
Rolls-Royce Group PLC ‡	24,869	183
Royal & Sun Alliance Insurance Group PLC	39,457	85
Royal Bank of Scotland Group PLC	36,092	1,088
Royal Dutch Shell PLC–Class A	57,154	1,739
Royal Dutch Shell PLC–Class B	40,769	1,301
Sage Group PLC	15,418	68
Scottish & Southern Energy PLC	12,656	220
Scottish Power PLC	27,513	257
Serco Group PLC	3,788	20
Severn Trent PLC	6,508	121
Signet Group PLC	14,749	27
Slough Estates PLC	8,763	90
Smith & Nephew PLC	7,142	66
Smiths Group PLC	7,309	131
Stagecoach Group PLC	7,219	14
Tate & Lyle PLC	9,452	91
Taylor Woodrow PLC	5,774	38
Tesco PLC	82,776	471
Tomkins PLC	12,394	64
Unilever PLC	39,639	393
United Business Media PLC	2,739	30
Vodafone Group PLC	738,360	1,592
Whitbread PLC	5,298	86
William Hill PLC	8,423	77
Wimpey (George) PLC	3,860	32
Wolseley PLC	7,759	163
WPP Group PLC	9,458	102
Yell Group PLC	6,135	57
United States (0.1%)
Synthes, Inc.	1,141	128
Total Common Stocks (cost: $139,520)		172,348
	Principal Amount	Value
SECURITY LENDING COLLATERAL ( 2.1%)
Debt (1.8%)
Bank Notes (0.1%)
Bank of America
4.27%, due 01/17/2006 *	$55	$55
4.31%, due 08/10/2006 *	45	45
Certificates of Deposit (0.1%)
Barclays 4.31%, due 01/17/2006 *	34	34
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	49	49

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal Amount	Value
Certificates of Deposit (continued)
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	$19	$19
Rabobank Nederland 4.10%, due 05/31/2006 *	49	49
Commercial Paper (0.2%)
Fairway Finance–144A 4.31%, due 01/10/2006	97	97
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	49	49
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	19	19
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	48	48
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	39	39
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	39	39
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	23	23
Yorktown Capital LLC 4.27%, due 01/05/2006	49	49
Euro Dollar Overnight (0.3%)
Calyon 4.34%, due 01/05/2006	49	49
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	98 93	98 93
Harris Trust & Savings Bank 4.25%, due 01/05/2006	80	80
National Australia Bank 4.16%, due 01/03/2006	100	100
Rabobank Nederland 4.15%, due 01/03/2006	35	35
Wells Fargo 4.27%, due 01/03/2006	49	49
Euro Dollar Terms (0.6%)
Bank of Montreal 4.30%, due 01/19/2006	98	98
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	29 78	29 78
BNP Paribas 4.22%, due 01/24/2006	49	49
Dexia Group 4.25%, due 01/09/2006	49	49
Rabobank Nederland 4.21%, due 01/19/2006	88	88

	Principal Amount	Value
Euro Dollar Terms (continued)
Royal Bank of Canada
4.25%, due 01/24/2006	$68	$68
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	146 107	146 107
Societe Generale 4.28%, due 01/30/2006	98	98
UBS AG 4.26%, due 01/10/2006	98	98
Wells Fargo 4.29%, due 01/30/2006	146	146
Promissory Notes (0.0%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	59 20	59 20
Repurchase Agreements (0.5%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $164 on 01/03/2006	163	163
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $390 on 01/03/2006	390	390
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $3 on 01/03/2006	3	3
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $313 on 01/03/2006	313	313
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $34 on 01/03/2006	34	34
	Shares	Value
Investment Companies (0.3%)
American Beacon Fund 1-day yield of 4.19%	13,390	$13
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	126,967	127
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	52,740	53
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	345,758	346
Total Security Lending Collateral (cost: $3,693)		3,693
Total Investment Securities (cost: $144,692)		$178,146

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	2,224	02/17/2006	$1,619	$10
British Pound Sterling	8,294	02/17/2006	14,429	(182)
British Pound Sterling	(3,930)	02/17/2006	(6,744)	(4)
British Pound Sterling	2,842	03/15/2006	5,027	(146)
Euro Dollar	11,077	02/17/2006	13,083	22
Euro Dollar	(1,933)	02/17/2006	(2,275)	(12)
Euro Dollar	4,226	03/15/2006	5,062	(56)
Hong Kong Dollar	(57,057)	02/17/2006	(7,359)	(3)
Japanese Yen	(251,335)	01/20/2006	(2,196)	62
Japanese Yen	617,989	02/17/2006	5,191	74
Japanese Yen	(1,305,254)	02/17/2006	(11,022)	(99)
Japanese Yen	401,639	03/15/2006	3,378	55
Singapore Dollar	3,063	02/17/2006	1,818	27
Singapore Dollar	(7,238)	02/17/2006	(4,294)	(66)
Singapore Dollar	1,089	03/15/2006	654	3
Swedish Krona	2,681	03/15/2006	341	(2)
			$16,712	$(317)

FUTURES CONTRACTS:d
	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
CAC40 10 Euro	43	03/18/2006	$2,403	$26
Dax Index	1	03/18/2006	160	3
FTSE 100 Index	73	03/17/2006	7,043	115
IBEX 35 Index	2	01/21/2006	252	6
MSCI Singapore	20	01/28/2006	668	(1)
MSCI Taiwan	34	01/28/2006	943	6
OMXS 30 Index	30	01/27/2006	363	8
Topix Index	58	03/10/2006	8,079	204
			$19,911	$367

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $3,009.

☐  Value is less than $1.

(a)  Passive Foreign Investment Company.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $921, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 8.75% and 01/03/2006 - 08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

d  At December 31, 2005, cash in the amount of $669 is segregated with the custodian to cover margin requirements for open future contacts.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $314 or 0.2% of the total investments of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

RNC  Risparmio Non Covertibili (Non Convertible Savings Shares)

SCRL  Società Cooperativa a Responsabilità Limitata (Limited Liability Co-operative)

SGPS  Sociedade Gestora de Participações Socialis (Holding Enterprise)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Percentage of Total Investment	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	17.9%	$31,902
Pharmaceuticals	6.4%	11,350
Petroleum Refining	5.3%	9,427
Telecommunications	4.4%	7,851
Oil & Gas Extraction	4.0%	7,062
Electric Services	3.4%	6,013
Automotive	3.3%	5,922
Metal Mining	3.0%	5,338
Chemicals & Allied Products	2.9%	5,095
Electronic Components & Accessories	2.9%	5,094
Insurance	2.9%	5,080
Holding & Other Investment Offices	2.2%	3,872
Communications Equipment	2.2%	3,837
Food & Kindred Products	2.1%	3,792
Real Estate	1.8%	3,284
Business Services	1.8%	3,188
Life Insurance	1.7%	2,988
Industrial Machinery & Equipment	1.5%	2,670
Computer & Data Processing Services	1.5%	2,663
Residential Building Construction	1.3%	2,392
Security & Commodity Brokers	1.3%	2,323
Computer & Office Equipment	1.3%	2,292
Wholesale Trade Durable Goods	1.3%	2,249
Engineering & Management Services	1.2%	2,149
Instruments & Related Products	1.0%	1,869
Beer, Wine & Distilled Beverages	1.0%	1,807
Primary Metal Industries	1.0%	1,805
Lumber & Other Building Materials	1.0%	1,736
Business Credit Institutions	0.9%	1,530
Gas Production & Distribution	0.8%	1,434
Tobacco Products	0.8%	1,391
Railroads	0.7%	1,332
Motor Vehicles, Parts & Supplies	0.7%	1,274
Wholesale Trade Nondurable Goods	0.6%	1,151
Food Stores	0.6%	1,146
Department Stores	0.6%	1,114
Radio & Television Broadcasting	0.6%	974
Transportation & Public Utilities	0.5%	963
Rubber & Misc. Plastic Products	0.5%	958
Printing & Publishing	0.5%	957
Electronic & Other Electric Equipment	0.5%	956
Misc. General Merchandise Stores	0.5%	889
Specialty- Real Estate	0.5%	881
Paper & Paper Products	0.5%	804
Personal Credit Institutions	0.4%	775
Aerospace	0.4%	769
Stone, Clay & Glass Products	0.4%	757

	Percentage of Total Investment	Value
Restaurants	0.4%	$649
Medical Instruments & Supplies	0.4%	648
Retail Trade	0.4%	647
Construction	0.4%	628
Shoe Stores	0.3%	574
Water Transportation	0.3%	571
Electric, Gas & Sanitary Services	0.3%	551
Hotels & Other Lodging Places	0.3%	518
Amusement & Recreation Services	0.3%	468
Textile Mill Products	0.2%	422
Manufacturing Industries	0.2%	388
Air Transportation	0.2%	385
Communication	0.2%	383
Radio, Television & Computer Stores	0.2%	338
Electrical Goods	0.1%	255
Trucking & Warehousing	0.1%	244
Metal Cans & Shipping Containers	0.1%	240
Transportation Equipment	0.1%	206
Auto Repair, Services & Parking	0.1%	195
Public Administration	0.1%	194
Paper & Allied Products	0.1%	152
Beverages	0.1%	142
Apparel	0.1%	108
Mining	0.1%	102
Furniture & Fixtures	0.1%	93
Drug Store & Proprietary Stores	0.1%	85
Health Services	0.0%	28
Automotive Dealers & Services Stations	0.0%	27
Fabricated Metal Products	0.0%	25
Paperboard Containers & Boxes	0.0%	23
Educational Services	0.0%	21
Management Services	0.0%	20
Motion Pictures	0.0%	18
Investment Securities, at value 97.9%		174,453
Security Lending Collateral	2.1%	3,693
Total Investment Securities	100.0%	$178,146

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $144,692) (including securities loaned of $3,009)	$178,146
Cash	21,032
Foreign currency (cost: $242)	243
Receivables:
Investment securities sold	26
Shares sold	600
Interest	50
Income from loaned securities	1
Dividends	168
Dividend reclaims receivable	33
Due from investment advisor	23
Unrealized appreciation on forward currency contracts	253
200,575
Liabilities:
Investment securities purchased	26
Accounts payable and accrued liabilities:
Shares redeemed	16
Management and advisory fees	139
Service fees	1
Administration fees	3
Payable for collateral for securities on loan	3,693
Unrealized depreciation on forward foreign currency contracts	570
Variation margin	274
Other	61
4,783
Net Assets	$195,792
Net Assets Consist of:
Capital stock ($.01 par value)	$158
Additional paid-in capital	172,871
Distributable net investment income (loss)	(366)
Accumulated net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	(10,373)
Net unrealized appreciation (depreciation) on:
Investment securities	33,454
Futures contracts	367
Translation of assets and liabilites denominated in foreign currencies	(319)
Net Assets	$195,792
Net Assets by Class:
Initial Class	$190,875
Service Class	4,917
Shares Outstanding:
Initial Class	15,365
Service Class	396
Net Asset Value and Offering Price Per Share:
Initial Class	$12.42
Service Class	12.43

STATEMENT OF OPERATIONS
For the year ended October 31, 2003
(all amounts in thousands)

Investment Income:
Interest	$386
Dividends (net of withholding taxes on foreign dividends of $265)	3,839
Income from loaned securities–net	60
4,285
Expenses:
Management and advisory fees	1,425
Printing and shareholder reports	55
Custody fees	340
Administration fees	34
Legal fees	3
Audit fees	17
Trustees fees	5
Service fees:
Service Class	8
Other	4
Total expenses	1,891
Less:
Management and advisory fee waiver	(308)
Net expenses	1,583
Net Investment Income (Loss)	2,702
Net Realized Gain (Loss) from:
Investment securities	5,495
Futures contracts	3,861
Foreign currency transactions	(3,009)
6,347
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities (Net of deferred foreign taxes of $6)	14,711
Futures contracts	(21)
Translation of assets and liabilities denominated in foreign currencies	(747)
13,943
Net Realized and Unrealized Gain (Loss) on Investment Securities, Futures Contracts and Foreign Currency Transactions	20,290
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,992

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,702	$2,286
Net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	6,347	28,844
Change in unrealized appreciation (depreciation) on investment securities, futures contracts and foreign currency translation	13,943	(2,691)
	22,992	28,439
Distributions to Shareholders:
From net investment income:
Initial Class	(5,685)	(4,893)
Service Class	(117)	(16)
	(5,802)	(4,909)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	40,559	49,631
Service Class	3,886	2,119
	44,445	51,750
Dividends and distributions reinvested:
Initial Class	5,685	4,893
Service Class	117	16
	5,802	4,909
Cost of shares redeemed:
Initial Class	(23,345)	(114,597)
Service Class	(1,778)	(179)
	(25,123)	(114,776)
	25,124	(58,117)
Net increase (decrease) in net assets	42,314	(34,587)
Net Assets:
Beginning of year	153,478	188,065
End of year	$195,792	$153,478
Distributable Net Investment Income (Loss)	$(366)	$5,184

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	3,544	4,834
Service Class	342	206
	3,886	5,040
Shares issued-reinvested from distributions:
Initial Class	502	517
Service Class	10	2
	512	519
Shares redeemed:
Initial Class	(2,063)	(10,821)
Service Class	(159)	(17)
	(2,222)	(10,838)
Net increase (decrease) in shares outstanding:
Initial Class	1,983	(5,470)
Service Class	193	191
	2,176	(5,279)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$11.30	$0.18	$1.34	$1.52	$(0.40)	$–	$(0.40)	$12.42
	12/31/2004	9.98	0.11	1.45	1.56	(0.24)	–	(0.24)	11.30
	12/31/2003	7.59	0.10	2.37	2.47	(0.08)	–	(0.08)	9.98
	12/31/2002	9.16	0.08	(1.63)	(1.55)	(0.02)	–	(0.02)	7.59
	12/31/2001	15.18	0.03	(3.09)	(3.06)	–	(2.96)	(2.96)	9.16
Service Class	12/31/2005	11.32	0.15	1.36	1.51	(0.40)	–	(0.40)	12.43
	12/31/2004	10.00	0.05	1.48	1.53	(0.21)	–	(0.21)	11.32
	12/31/2003	7.50	–	2.50	2.50	–	–	–	10.00

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	13.79%	$190,875	0.94%	1.12%	1.62%	22%
	12/31/2004	16.04	151,185	0.99	1.12	1.13	63
	12/31/2003	32.81	187,949	0.99	1.17	1.20	53
	12/31/2002	(16.97)	101,056	1.17	1.17	1.01	118
	12/31/2001	(22.96)	123,986	1.01	1.09	0.26	39
Service Class	12/31/2005	13.61	4,917	1.19	1.37	1.27	22
	12/31/2004	15.71	2,293	1.24	1.37	0.50	63
	12/31/2003	33.36	116	1.24	1.49	0.05	53

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Van Kampen Active International Allocation (the "Fund") share classes commenced operations as follows:

Initial Class - April 8, 1991
Service Class - May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Active International Allocation (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $26, earned by IBT for its services.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund's investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period of the underlying securities.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2005, are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amount of open futures contracts at December 31, 2005 are listed on the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payments due or excess deposits made in order to maintain the equity account at the required margin level.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $250 million of ANA
0.80% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.94% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$215	12/31/2006
Fiscal Year 2004	278	12/31/2007
Fiscal Year 2005	308	12/31/2008

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $10.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$52,233
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	32,953
U.S. Government	–

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, post October currency loss deferral, passive foreign investment companies and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(2,450)
Accumulated net realized gain (loss) from investment securities	2,450

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$3,764	December 31, 2010
5,326	December 31, 2011

The capital loss carryforward utilized during the year ended December 31, 2005 was $7,766.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$4,909
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	5,802
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$689
Undistributed Long-term Capital Gain	$–
Post October Currency Loss Deferral	$(206)
Capital Loss Carryforward	$(9,090)
Net Unrealized Appreciation (Depreciation)	$31,370 *

* Amount includes unrealized appreciation (depreciation) on futures and foreign currency denominated assets and liabilities.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$146,779
Unrealized Appreciation	$33,499
Unrealized (Depreciation)	(2,132)
Net Unrealized Appreciation (Depreciation)	$31,367

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Van Kampen Active International Allocation

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Active International Allocation (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Van Kampen Active International Allocation Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Morgan Stanley Investment Management, Inc.(the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved acceptable performance. The Trustees noted that the Portfolio had performed slightly below its peers and had underperformed the benchmark index over the past one-, two-, three-, five- and ten-year periods, and decided to carefully monitor the future performance of the Portfolio. However, the Trustees also noted that the Portfolio exhibited less volatility than most comparable mutual funds, and decided that the Portfolio's performance is not a cause for major concern at this time. On the basis of their assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Active International Allocation (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

Van Kampen Mid-Cap Growth

MARKET ENVIRONMENT

In the year ended December 31, 2005, the environment for growth investing continued to improve. Although the stock market's overall gain for the year was somewhat modest, a variety of factors helped support improved investor optimism. Generally speaking, corporate earnings surpassed expectations, balance sheets were healthy, and managements were more willing to buy back stocks, increase dividends, or complete mergers. The U.S. economy continued to grow moderately and showed its resilience in the wake of the Gulf Coast hurricanes. Despite some retrenching following the hurricanes, consumer spending and confidence remained robust. In addition, valuations of growth stocks became more attractive, presenting an environment where companies with higher-than-average growth prospects could be more likely to outperform the overall market.

However, the market's upward progress stalled at many points throughout the year. Widespread profit taking and inflation worries plagued investors in January and weak earnings in the automotive industry cast a shadow in the spring. The market recovered somewhat in June and July, but sustained another hit as hurricane season ravaged the Gulf Coast. In the storms' aftermath, oil prices spiked to record highs and raised new doubts about consumers' resilience. Rising interest rates also continued to give investors pause, as the Federal Reserve Board ("Fed") increased the federal funds rate at every meeting during the reporting period.

PERFORMANCE

For the year ended December 31, 2005, Van Kampen Mid-Cap Growth, Initial Class returned 7.55%. By comparison its primary benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), and former benchmarks, the Russell 1000 Growth Index ("Russell 1000 Growth") and the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned 12.10%, 5.26% and 4.91%, respectively.

STRATEGY REVIEW

Prior to November 1, 2005, this portfolio was called Van Kampen Emerging Growth and was managed by the Multi-Cap Growth team. On November 1, the U.S. Growth team assumed management of the portfolio.

Strategy—Multi-Cap Growth Team

As noted above, the Multi-Cap Growth Team managed the portfolio through October 31. Their strategy was to seek companies with accelerating growth or more growth than the overall economy, and rising earnings expectations or rising valuations.

Strategy—U.S. Growth Team

The U.S. Growth Team uses intensive fundamental research to seek high-quality growth companies. The team's investment discipline favors companies that have high barriers to entry, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

As Van Kampen Emerging Growth, the portfolio's performance was strong through the end of October, outperforming the S&P 500 and the Russell 1000 Growth (the portfolio's benchmarks prior to November 1, 2005). Stock selection in the health care sector drove the portfolio's most significant gains. Here, selected holdings were rewarded by the market with positive earnings revisions, based on upbeat company-specific news. The portfolio's holdings in the information technology sector also boosted returns. In contrast, select consumer discretionary positions and the consumer staples group were areas of weakness for the portfolio.

Although it lagged the Russell Midcap Growth Index during its two months as Van Kampen Mid-Cap Growth, the portfolio did reap gains from a variety of sources—including the computer services, software and systems industry, the casinos and gambling industry, and the commercial services industry. An overweight in the consumer discretionary sector and an underweight in technology sector proved disadvantageous, as did avoidance of the oil well equipment industry and a number stocks within the automotive and transportation sector. Also, within consumer discretionary, stock selection in consumer electronics had a negative impact.

Investment Team

Van Kampen Asset Management

AEGON/Transamerica Series Trust

Annual Report 2005

1

Van Kampen Mid-Cap Growth

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	7.55%	(7.97)%	8.99%	11.43%	3/1/93
Russell Midcap Growth[1]	12.10%	1.38%	9.26%	10.50%	3/1/93
Russell 1000 Growth[1]	5.26%	(3.58)%	6.73%	8.51%	3/1/93
S&P 500[1]	4.91%	0.54%	9.07%	10.43%	3/1/93
Service Class	7.31%	–	–	12.80%	5/1/03

NOTES

1  The Russell Midcap Growth (Russell Midcap Growth) Index, the Russell 1000 Growth (Russell 1000 Growth) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. For reporting periods through December 31, 2004, the Fund had selected the Russell 1000 Growth Index as its benchmark measure; however, the Russell Mid Cap Growth Index is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Effective November 1, 2005, the portfolio changed its name to Van Kampen Mid-Cap Growth.  Please see the supplement dated September 7, 2005 for complete details about the changes to the portfolio.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Van Kampen Mid-Cap Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,081.50	0.95%	$4.98
Hypothetical(b)	1,000.00	1,020.42	0.95%	4.84
Service Class
Actual	$1,000.00	$1,080.40	1.20%	$6.29
Hypothetical(b)	1,000.00	1,019.16	1.20%	6.11

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Van Kampen Mid-Cap Growth

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (81.7%)
Amusement & Recreation Services (3.4%)
Gaylord Entertainment Co. ‡	158,700	$6,918
International Speedway Corp.–Class A	140,861	6,747
Station Casinos, Inc.	195,400	13,248
Apparel & Accessory Stores (0.9%)
Chico's FAS, Inc. ‡	152,600	6,704
Automotive (1.3%)
Harley-Davidson, Inc. †	203,500	10,478
Automotive Dealers & Service Stations (2.5%)
AutoZone, Inc. ‡	213,600	19,598
Business Services (10.4%)
ChoicePoint, Inc. ‡	134,500	5,987
Getty Images, Inc. ‡†	247,700	22,112
Iron Mountain, Inc. ‡	399,000	16,846
Lamar Advertising Co. ‡	200,500	9,251
Monster Worldwide, Inc. ‡	534,950	21,837
NetEase.com, ADR ‡†	114,151	6,411
Communication (2.0%)
Crown Castle International Corp. ‡	594,100	15,987
Computer & Data Processing Services (5.8%)
Activision, Inc. ‡†	1,033,599	14,202
Checkfree Corp. ‡	141,400	6,490
Red Hat, Inc. ‡†	415,200	11,310
salesforce.com, Inc. ‡†	340,000	10,897
SINA Corp. ‡†	132,900	3,211
Educational Services (3.9%)
Career Education Corp. ‡†	216,400	7,297
ITT Educational Services, Inc. ‡	216,400	12,791
Strayer Education, Inc. †	113,277	10,614
Electronic Components & Accessories (2.5%)
Freescale Semiconductor, Inc.–Class A ‡†	226,100	5,695
Marvell Technology Group, Ltd. ‡	138,400	7,763
Tessera Technologies, Inc. ‡†	247,800	6,406
Entertainment (2.5%)
International Game Technology †	642,800	19,785
Environmental Services (1.8%)
Stericycle, Inc. ‡	245,528	14,457
Gas Production & Distribution (2.6%)
Questar Corp.	90,600	6,858
Southwestern Energy Co. ‡	385,800	13,866
Health Services (0.8%)
DaVita, Inc. ‡	123,000	6,229

	Shares	Value
Holding & Other Investment Offices (1.8%)
Brookfield Asset Management, Inc. †	275,000	$13,841
Hotels & Other Lodging Places (1.2%)
Wynn Resorts, Ltd. ‡†	166,800	9,149
Industrial Machinery & Equipment (1.2%)
Pentair, Inc.	272,000	9,389
Insurance (0.6%)
White Mountains Insurance Group, Ltd.	8,700	4,859
Insurance Agents, Brokers & Service (1.0%)
Brown & Brown, Inc. †	247,600	7,562
Lumber & Other Building Materials (0.8%)
Rinker Group, Ltd., ADR	105,000	6,298
Management Services (3.2%)
Corporate Executive Board Co.	280,100	25,125
Medical Instruments & Supplies (0.8%)
Techne Corp. ‡	109,000	6,120
Oil & Gas Extraction (4.7%)
Ultra Petroleum Corp. ‡	662,800	36,984
Personal Services (0.6%)
Weight Watchers International, Inc. ‡	102,800	5,081
Pharmaceuticals (2.0%)
Dade Behring Holdings, Inc.	381,200	15,587
Real Estate (2.9%)
CB Richard Ellis Group, Inc.–Class A ‡	132,300	7,786
Desarrolladora Homex SA de CV, ADR ‡†	273,300	8,385
St. Joe Co. (The)	96,400	6,480
Research & Testing Services (0.8%)
Gen-Probe, Inc. ‡	132,100	6,445
Residential Building Construction (1.2%)
NVR, Inc. ‡†	13,300	9,337
Restaurants (3.4%)
Cheesecake Factory (The) ‡	183,500	6,861
PF Chang's China Bistro, Inc. ‡†	181,200	8,993
Wendy's International, Inc.	197,400	10,908
Security & Commodity Brokers (3.9%)
Ameritrade Holding Corp. ‡	308,000	7,392
Calamos Asset Management, Inc.–Class A	325,550	10,239
Chicago Mercantile Exchange †	35,300	12,972
Telecommunications (2.9%)
NII Holdings, Inc.–Class B ‡†	531,600	23,220
Tobacco Products (1.3%)
Loews Corp.–Carolina Group	226,600	9,968

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Van Kampen Mid-Cap Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Transportation & Public Utilities (5.1%)
CH Robinson Worldwide, Inc. †	402,376	$14,900
Expedia, Inc. ‡†	416,300	9,975
Expeditors International of Washington, Inc.	229,237	15,476
Wholesale Trade Durable Goods (0.8%)
SCP Pool Corp.	178,305	6,637
Wholesale Trade Nondurable Goods (1.1%)
Tractor Supply Co. ‡	161,880	8,570
Total Common Stocks (cost: $615,364)		644,534
	Principal	Value
SECURITY LENDING COLLATERAL (18.3%)
Debt (15.6%)
Bank Notes (0.5%)
Bank of America
4.27%, due 01/17/2006 *	$2,145	$2,145
4.31%, due 08/10/2006 *	1,762	1,762
Certificates Of Deposit (0.7%)
Barclays 4.31%, due 01/17/2006 *	1,353	1,353
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	1,915	1,915
Credit Suisse First Boston Corp. 4.18%, due 03/10/2006 *	766	766
Rabobank Nederland 4.10%, due 05/31/2006 *	1,915	1,915
Commercial Paper (1.8%)
Fairway Finance–144A 4.31%, due 01/10/2006	3,821	3,821
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	1,915	1,915
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	751	751
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	1,902	1,902
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	1,522	1,522
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	1,513	1,513
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	919	919
Yorktown Capital LLC 4.27%, due 01/05/2006	1,915	1,915
Euro Dollar Overnight (2.5%)
Calyon 4.34%, due 01/05/2006	1,915	1,915

	Principal	Value
Euro Dollar Overnight (continued)
Fortis Bank
4.35%, due 01/03/2006	$3,830	$3,830
4.35%, due 01/05/2006	3,639	3,639
Harris Trust & Savings Bank 4.25%, due 01/05/2006	3,141	3,141
National Australia Bank 4.16%, due 01/03/2006	3,911	3,911
Rabobank Nederland 4.15%, due 01/03/2006	1,379	1,379
Wells Fargo 4.27%, due 01/03/2006	1,915	1,915
Euro Dollar Terms (5.2%)
Bank of Montreal 4.30%, due 01/19/2006	3,830	3,830
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	1,149 3,064	1,149 3,064
BNP Paribas 4.22%, due 01/24/2006	1,915	1,915
Dexia Group 4.25%, due 01/09/2006	1,915	1,915
Rabobank Nederland 4.21%, due 01/19/2006	3,447	3,447
Royal Bank of Canada 4.25%, due 01/24/2006	2,681	2,681
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	5,745 4,213	5,745 4,213
Societe Generale 4.28%, due 01/30/2006	3,830	3,830
UBS AG 4.26%, due 01/10/2006	3,830	3,830
Wells Fargo 4.29%, due 01/30/2006	5,745	5,745
Promissory Notes (0.4%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	2,298 766	2,298 766
Repurchase Agreements (4.5%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $6,414 on 01/03/2006	6,411	6,411
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $15,302 on 01/03/2006	15,295	15,295

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Van Kampen Mid-Cap Growth

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Repurchase Agreements (continued)
Lehman Brothers, Inc. 4.29%,
dated 12/30/2005 to be repurchased
at $102 on 01/03/2006	$102	$102
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $12,262 on 01/03/2006	12,256	12,256
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $1,353 on 01/03/2006	1,352	1,352

	Shares	Value
Investment Companies (2.7%)
American Beacon Fund
1-day yield of 4.19%	525,095	$525
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	4,979,104	4,979
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	2,068,243	2,068
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	13,559,120	13,559
Total Security Lending Collateral (cost: $144,819)		144,819
Total Investment Securities (cost: $760,183)		$789,353

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $140,301.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $36,125, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $12,343 or 1.6% of the total investments of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Van Kampen Mid-Cap Growth

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $760,183) (including securities loaned of $140,301)	$789,353
Cash	4,338
Receivables:
Shares sold	37
Interest	31
Income from loaned securities	44
Dividends	176
793,979
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,283
Management and advisory fees	447
Service fees	1
Administration fees	11
Payable for collateral for securities on loan	144,819
Other	164
146,725
Net Assets	$647,254
Net Assets Consist of:
Capital stock ($.01 par value)	$337
Additional paid-in capital	1,130,262
Distributable net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities	(512,515)
Net unrealized appreciation (depreciation) on investment securities	29,170
Net Assets	$647,254
Net Assets by Class:
Initial Class	$642,496
Service Class	4,758
Shares Outstanding:
Initial Class	33,493
Service Class	249
Net Asset Value and Offering Price Per Share:
Initial Class	$19.18
Service Class	19.07

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$553
Dividends (net of withholding taxes on foreign dividends of $56)	4,413
Income from loaned securities–net	221
5,187
Expenses:
Management and advisory fees	5,208
Printing and shareholder reports	528
Custody fees	74
Administration fees	130
Legal fees	12
Audit fees	14
Trustees fees	22
Service fees:
Service Class	9
Other	17
Total expenses	6,014
Net Investment Income (Loss)	(827)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	128,425
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(82,526)
Net Realized and Unrealized Gain (Loss) on Investment Securities	45,899
Net Increase (Decrease) in Net Assets Resulting from Operations	$45,072

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Van Kampen Mid-Cap Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(827)	$616
Net realized gain (loss) from investment securities	128,425	76,014
Change in unrealized appreciation (depreciation) on investment securities	(82,526)	(29,867)
	45,072	46,763
Distributions to Shareholders:
From net investment income:
Initial Class	(573)	–
	(573)	–
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	31,449	21,201
Service Class	3,008	2,636
	34,457	23,837
Dividends and distributions reinvested:
Initial Class	573	–
	573	–
Cost of shares redeemed:
Initial Class	(136,690)	(127,541)
Service Class	(1,530)	(394)
	(138,220)	(127,935)
	(103,190)	(104,098)
Net increase (decrease) in net assets	(58,691)	(57,335)
Net Assets:
Beginning of year	705,945	763,280
End of year	$647,254	$705,945
Distributable Net Investment Income (Loss)	$–	$594

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	1,705	1,270
Service Class	167	158
	1,872	1,428
Shares issued–reinvested from distributions:
Initial Class	32	–
	32	–
Shares redeemed:
Initial Class	(7,621)	(7,674)
Service Class	(85)	(24)
	(7,706)	(7,698)
Net increase (decrease) in shares outstanding:
Initial Class	(5,884)	(6,404)
Service Class	82	134
	(5,802)	(6,270)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Van Kampen Mid-Cap Growth

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$17.85	$(0.02)	$1.37	$1.35	$(0.02)	$–	$(0.02)	$19.18
	12/31/2004	16.66	0.01	1.18	1.19	–	–	–	17.85
	12/31/2003	13.00	(0.06)	3.72	3.66	–	–	–	16.66
	12/31/2002	19.44	(0.04)	(6.39)	(6.43)	(0.01)	–	(0.01)	13.00
	12/31/2001	29.66	0.01	(9.84)	(9.83)	(0.02)	(0.37)	(0.39)	19.44
Service Class	12/31/2005	17.78	(0.07)	1.36	1.29	–	–	–	19.07
	12/31/2004	16.63	0.01	1.14	1.15	–	–	–	17.78
	12/31/2003	13.83	(0.06)	2.86	2.80	–	–	–	16.63

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (f)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate(g)
Initial Class	12/31/2005	7.55%	$642,496	0.92%	0.92%	(0.13)%	177%
	12/31/2004	7.14	702,974	0.89	0.89	0.09	170
	12/31/2003	28.15	762,732	0.86	0.86	(0.39)	171
	12/31/2002	(33.06)	652,427	0.88	0.88	(0.27)	231
	12/31/2001	(33.23)	1,077,677	0.92	0.92	0.06	178
Service Class	12/31/2005	7.31	4,758	1.17	1.17	(0.40)	177
	12/31/2004	6.92	2,971	1.15	1.15	0.06	170
	12/31/2003	20.25	548	1.12	1.12	(0.61)	171

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Van Kampen Mid-Cap Growth (the "Fund") share classes commenced operations as follows:

Initial Class–March 1, 1993
Service Class–May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Van Kampen Mid-Cap Growth

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Mid-Cap Growth (the "Fund") is part of ATST.

Effective November 1, 2005, the Fund changed its name from Van Kampen Emerging Growth to Van Kampen Mid-Cap Growth.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $267 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $95 earned by IBT for its services.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Van Kampen Mid-Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:
0.80% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2005, were $79.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Van Kampen Mid-Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $32.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$1,103,448
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	1,165,867
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, net operating losses and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(827)
Distributable net investment income (loss)	806
Accumulated net realized gain (loss) from investment securities	21

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforwards	Available through
$227,373	December 31, 2009
285,142	December 31, 2010

The capital loss carryforward utilized during the year ended December 31, 2005 was $128,035.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	$573
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gain	$–
Capital Loss Carryforward	$(512,515)
Net Unrealized Appreciation (Depreciation)	$29,170

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$760,183
Unrealized Appreciation	$38,801
Unrealized (Depreciation)	(9,631)
Net Unrealized Appreciation (Depreciation)	$29,170

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
Van Kampen Mid-Cap Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Mid-Cap Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

13

Van Kampen Mid-Cap Growth (Formerly Van Kampen Emerging Growth)

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Van Kampen Mid-Cap Growth Portfolio (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Morgan Stanley Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and experience of the Sub-Adviser's portfolio management team.. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded, that TFAI and the Sub-Adviser generally had achieved acceptable investment performance, noting the Portfolio's competitive performance relative to its peers and the benchmark index over the past ten-year period. While the Board noted that the Portfolio's recent performance has lagged and decided to monitor the Portfolio's performance closely going forward, on the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

AEGON/Transamerica Series Trust

Annual Report 2005

14

Van Kampen Mid-Cap Growth (Formerly Van Kampen Emerging Growth) (continued)

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board noted the absence of asset-based breakpoints in the Portfolio's management fee schedule, which is explained in part by the relatively high costs of pursuing the Portfolio's investment mandate, which may not necessarily diminish as assets grow. Accordingly,, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Board nevertheless asked TFAI to work with the Sub-Adviser to attempt to propose such breakpoints in the future. Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

15

Van Kampen Large Cap Core

MARKET ENVIRONMENT

During the twelve month period ended December 31, 2005, the stock market advanced modestly in an environment of mixed influences. Among the market's most significant challenges were rising interest rates and oil prices. Moreover, signs of trouble at U.S. auto manufacturers added to investor woes.

Nonetheless, the market was resilient during the period. Despite expectations of the contrary, consumer spending and confidence held up reasonably well, corporate profits remained intact and balance sheets were healthy. Sizeable cash stockpiles gave corporate managements reason to repurchase shares of stock, increase dividend payouts, or complete merger activities. Some highly anticipated initial public offerings generated additional positive sentiment for stock investing, and the economy continued to maintain a decent growth rate. The energy sector led the broad market, driven by lofty commodity prices. Utilities stocks posted a sizeable gain as well. The consumer discretionary and telecommunication services sectors were the market's most significant laggards.

PERFORMANCE

For the year ended December 31, 2005, Van Kampen Large Cap Core, Initial Class returned 9.41%. By comparison, its primary and former benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Lehman Brother's Intermediate U.S. Government/Credit Index returned 4.91% and 1.58%, respectively.

STRATEGY REVIEW

Value – The value portion of the portfolio is managed by the Multi-Cap Value Team. The team focuses on stocks with reasonable valuations relative to the team's assessment of fair value. Their disciplined, bottom-up stock selection process combines rigorous fundamental and quantitative research. Rather than utilizing just one measure of value, the team applies different measures of value to different industries. A strong contrarian element guides this investment approach, which often uncovers companies that are underappreciated or overlooked by the market due to short-term problems or negative news. The team strives to be ahead of the curve when it comes to identifying potential opportunities and typically looks to sell into strength.

In the value portion of the portfolio, energy and utilities stocks contributed the largest gains to the portfolio's return relative to the S&P 500. The portfolio's exposure to the market's two best performing sectors helped performance. In addition, our stock selection was a positive factor, as the portfolio's holdings in these areas outperformed those of the index's sectors. An underweight relative to the benchmark in industrials also served the portfolio well. However, two areas of relative weakness for the portfolio were telecommunication services and materials. Industry consolidation, management issues and changing business models plagued the telecommunications group. In the portfolio's materials position, paper stocks languished in the face of high production costs (due to rising commodity prices), overcapacity in the industry, and weak pricing power.

Growth – The growth stock portion of the portfolio is managed by the U.S. Growth Team. The team uses an intensive fundamental research process to seek high-quality growth companies. The team's investment discipline favors companies that have high barriers to entry, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

Within the growth portion of the portfolio, relative performance was most enhanced by healthcare, utilities and energy. Stock selection in a range of healthcare industries – medical and dental instruments and supplies, healthcare management services, and biotechnology research and production – was beneficial, as was a sector overweight relative to the S&P 500. In the utilities sector, stock selection in the wireless industry was the primary driver of performance; selection in the gas distributors industry further enhanced performance. Exposure to crude oil producers also buoyed returns. In contrast, the sectors that contributed the least to relative performance were integrated oils, technology, and producer durables.

Investment Team
Morgan Stanley Investment Management Inc.

AEGON/Transamerica Series Trust

Annual Report 2005

1

Van Kampen Large Cap Core

Comparison of change in value of $10,000 investment in Initial Class shares and its comparative indices.

Average Annual Total Return for Periods Ended 12/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Initial Class	9.41%	3.03%	8.75%	9.67%	4/8/91
S&P 500[1]	4.91%	0.54%	9.07%	10.71%	4/8/91
LBIGC[1]	1.58%	5.49%	5.80%	6.68%	4/8/91
Service Class	9.12%	–	–	14.21%	5/1/03

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Initial Class shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor's units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical information of periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's subadviser since May 1, 1998. Prior to that date, a different firm managed the portfolio. Performance prior to May 1, 1998 is attributable to that firm.

AEGON/Transamerica Series Trust

Annual Report 2005

2

Van Kampen Large Cap Core

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other Fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period until December 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Initial Class
Actual	$1,000.00	$1,102.00	0.83%	$4.40
Hypothetical (b)	1,000.00	1,021.02	0.83	4.23
Service Class
Actual	1,000.00	1,100.20	1.08	5.72
Hypothetical (b)	1,000.00	1,019.76	1.08	5.50

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At December 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

AEGON/Transamerica Series Trust

Annual Report 2005

3

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (0.0%)
Department Stores (0.0%)
Saks, Inc.
8.25%, due 11/15/2008	$1	$1
Total Corporate Debt Securities (cost: $1)		1
	Shares	Value
COMMON STOCKS (89.5%)
Air Transportation (0.2%)
Southwest Airlines Co.	24,300	$398
Amusement & Recreation Services (0.7%)
Disney (Walt) Co. (The)	69,400	1,664
Apparel Products (0.4%)
Jones Apparel Group, Inc.	27,400	842
Automotive (1.1%)
Harley-Davidson, Inc. †	49,000	2,523
Beverages (0.8%)
Anheuser-Busch Cos., Inc.	9,110	391
Coca-Cola Co. (The)	35,500	1,431
Business Credit Institutions (2.2%)
Fannie Mae	8,280	404
Freddie Mac	69,000	4,509
Business Services (5.9%)
Clear Channel Communications, Inc.	75,800	2,384
eBay, Inc. ‡	122,610	5,303
First Data Corp.	13,000	559
Getty Images, Inc. †‡	24,503	2,187
Monster Worldwide, Inc. ‡	27,900	1,139
Moody's Corp.	27,013	1,659
Chemicals & Allied Products (3.7%)
Avon Products, Inc.	2,500	71
Dow Chemical Co. (The)	19,000	833
du Pont (E.I.) de Nemours & Co.	48,600	2,066
Monsanto Co.	58,560	4,540
Rohm & Haas Co.	17,000	823
Commercial Banks (6.6%)
Bank of America Corp. †	74,900	3,457
Bank of New York Co., Inc. (The)	32,300	1,029
Citigroup, Inc.	71,400	3,465
JP Morgan Chase & Co.	25,300	1,004
PNC Financial Services Group, Inc.	27,440	1,697
SunTrust Banks, Inc.	900	65
Wachovia Corp.	33,600	1,776
Wells Fargo & Co.	39,300	2,469

	Shares	Value
Communication (1.7%)
Comcast Corp.–Class A ‡	41,100	$1,067
Liberty Media Corp.–Class A ‡	166,800	1,313
Viacom, Inc.–Class B ‡	45,300	1,477
Communications Equipment (0.7%)
Corning, Inc. ‡	53,700	1,056
Nokia Corp., ADR	18,200	333
Telefonaktiebolaget LM Ericsson, ADR †‡	7,500	258
Computer & Data Processing Services (5.9%)
Affiliated Computer Services, Inc.–Class A ‡	17,000	1,006
Electronic Arts, Inc. ‡	55,600	2,908
Google, Inc.–Class A †‡	12,825	5,321
Microsoft Corp.	14,800	387
Yahoo!, Inc. ‡	92,596	3,628
Computer & Office Equipment (3.2%)
Apple Computer, Inc. ‡	26,600	1,912
Cisco Systems, Inc. ‡	45,400	777
Dell, Inc. ‡	114,291	3,428
Hewlett-Packard Co.	15,300	438
International Business Machines Corp.	5,460	449
Lexmark International, Inc. ‡	3,863	173
Seagate Technology, Inc.–Escrow Shares ‡m	36,900	—	☐
Construction (0.7%)
Pulte Homes, Inc.	40,300	1,586
Department Stores (0.4%)
Federated Department Stores, Inc.	13,879	921
Educational Services (1.1%)
Apollo Group, Inc.–Class A †‡	42,064	2,543
Electric Services (1.3%)
American Electric Power Co., Inc.	24,000	890
Constellation Energy Group, Inc.	7,000	403
Dominion Resources, Inc.	8,700	672
FirstEnergy Corp.	19,410	951
Electric, Gas & Sanitary Services (0.2%)
Public Service Enterprise Group, Inc.	7,300	474
Electronic Components & Accessories (1.6%)
Flextronics International, Ltd. ‡	31,800	332
Intel Corp.	3,200	80
Marvell Technology Group, Ltd. ‡	28,600	1,604
Novellus Systems, Inc. ‡	909	22
Tyco International, Ltd.	52,500	1,515
Entertainment (1.1%)
International Game Technology	83,700	2,576

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

4

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Food & Kindred Products (3.6%)
Altria Group, Inc.	60,103	$4,491
Kraft Foods, Inc.–Class A †	45,800	1,289
Unilever NV-NY Shares	34,600	2,375
Gas Production & Distribution (0.6%)
Questar Corp.	19,300	1,461
Holding & Other Investment Offices (1.3%)
Brookfield Asset Management, Inc. †	57,000	2,869
Instruments & Related Products (0.6%)
Alcon, Inc.	11,300	1,464
Insurance (5.4%)
AFLAC, Inc.	6,400	297
American International Group, Inc.	12,900	880
Assurant, Inc.	2,200	96
Berkshire Hathaway, Inc.–Class B ‡	1,642	4,820
Chubb Corp.	18,940	1,849
St. Paul Travelers Cos., Inc. (The)	12,700	567
UnitedHealth Group, Inc.	57,600	3,579
Insurance Agents, Brokers & Service (0.8%)
Hartford Financial Services Group, Inc. (The)	2,100	180
Marsh & McLennan Cos., Inc.	51,900	1,648
Life Insurance (0.6%)
Genworth Financial, Inc.–Class A	10,000	346
Metlife, Inc.	18,700	916
Lumber & Other Building Materials (1.2%)
Home Depot, Inc. (The)	68,525	2,774
Management Services (1.8%)
Corporate Executive Board Co.	25,900	2,323
Paychex, Inc.	44,000	1,677
Medical Instruments & Supplies (1.0%)
Boston Scientific Corp. ‡	21,500	527
St. Jude Medical, Inc. ‡	33,600	1,687
Mortgage Bankers & Brokers (0.7%)
Countrywide Financial Corp.	47,250	1,615
Motion Pictures (1.0%)
News Corp., Inc.–Class B †	36,700	610
Time Warner, Inc.	98,500	1,718
Oil & Gas Extraction (2.7%)
Halliburton Co. †	3,909	242
Total SA, ADR	7,400	935
Ultra Petroleum Corp. ‡	88,760	4,953

	Shares	Value
Paper & Allied Products (2.6%)
International Paper Co.	114,550	$3,850
Kimberly-Clark Corp.	32,600	1,945
Pharmaceuticals (8.1%)
AmerisourceBergen Corp.	5,200	215
Bristol-Myers Squibb Co.	156,400	3,594
Cardinal Health, Inc.	9,300	639
Genentech, Inc. ‡	22,200	2,054
GlaxoSmithKline PLC, ADR †	89,200	4,503
Pfizer, Inc.	57,400	1,339
Roche Holding AG, ADR	26,520	1,985
Sanofi-Aventis, ADR	23,600	1,036
Schering-Plough Corp.	69,500	1,449
Wyeth	30,500	1,405
Primary Metal Industries (1.0%)
Alcoa, Inc.	79,900	2,363
Printing & Publishing (0.3%)
Gannett Co., Inc.	5,400	327
Tribune Co.	8,200	248
Radio, Television & Computer Stores (0.2%)
Best Buy Co., Inc.	11,100	483
Retail Trade (1.2%)
Amazon.com, Inc. †‡	56,200	2,650
Security & Commodity Brokers (1.4%)
Chicago Mercantile Exchange	5,875	2,159
Merrill Lynch & Co., Inc.	13,300	901
Telecommunications (6.6%)
America Movil SA de CV–Class L, ADR	167,300	4,895
AT&T, Inc.	157,200	3,850
Sprint Nextel Corp.	108,900	2,544
Verizon Communications, Inc.	115,500	3,479
Toys, Games & Hobbies (0.2%)
Mattel, Inc.	21,800	345
Transportation & Public Utilities (1.3%)
CH Robinson Worldwide, Inc.	40,070	1,484
Expeditors International of Washington, Inc.	22,800	1,539
Variety Stores (4.2%)
Costco Wholesale Corp. †	86,500	4,279
Sears Holdings Corp. †‡	27,800	3,212
Wal-Mart Stores, Inc.	43,900	2,055
Water Transportation (1.6%)
Carnival Corp.	66,500	3,556
Total Common Stocks (cost: $179,828)		201,759

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

5

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (10.5%)
Debt (9.0%)
Bank Notes (0.3%)
Bank of America
4.27%, due 01/17/2006 *	$350	$350
4.31%, due 08/10/2006 *	288	288
Certificates Of Deposit (0.4%)
Barclays 4.31%, due 01/17/2006 *	221	221
Canadian Imperial Bank of Commerce 4.15%, due 05/18/2006 *	313	313
Credit Suisse First Boston Corp. 4.18%, due 03/10/200 *	125	125
Rabobank Nederland 4.10%, due 05/31/2006 *	313	313
Commercial Paper (1.1%)
Fairway Finance–144A 4.31%, due 01/10/2006	624	624
Jupiter Securitization Corp.–144A 4.27%, due 01/05/2006	313	313
Paradigm Funding LLC–144A 4.30%, due 01/09/2006	123	123
Park Avenue Receivables Corp.–144A 4.27%, due 01/04/2006	311	311
Preferred Receivables Corp.–144A 4.31%, due 01/04/2006	249	249
Ranger Funding Co. LLC–144A 4.29%, due 01/18/2006	247	247
Sheffield Receivables Corp.–144A 4.26%, due 01/23/2006	150	150
Yorktown Capital LLC 4.27%, due 01/05/2006	313	313
Euro Dollar Overnight (1.4%)
Calyon 4.34%, due 01/05/2006	313	313
Fortis Bank 4.35%, due 01/03/2006 4.35%, due 01/05/2006	626 594	626 594
Harris Trust & Savings Bank 4.25%, due 01/05/2006	513	513
National Australia Bank 4.16%, due 01/03/2006	639	639
Rabobank Nederland 4.15%, due 01/03/2006	225	225
Wells Fargo 4.27%, due 01/03/2006	313	313

	Principal	Value
Euro Dollar Terms (3.0%)
Bank of Montreal
4.30%, due 01/19/2006	$626	$626
Barclays 4.27%, due 01/25/2006 4.30%, due 01/31/2006	188 501	188 501
BNP Paribas 4.22%, due 01/24/2006	313	313
Dexia Group 4.25%, due 01/09/2006	313	313
Rabobank Nederland 4.21%, due 01/19/2006	563	563
Royal Bank of Canada 4.25%, due 01/24/2006	438	438
Royal Bank of Scotland 4.30%, due 01/31/2006 4.31%, due 02/01/2006	939 688	939 688
Societe Generale 4.28%, due 01/30/2006	626	626
UBS AG 4.26%, due 01/10/2006	626	626
Wells Fargo 4.29%, due 01/30/2006	939	939
Promissory Notes (0.2%)
Bear Stearns & Co. 4.39%, due 03/07/2006 4.39%, due 06/06/2006	375 125	375 125
Repurchase Agreements (2.6%) ††
Credit Suisse First Boston Corp. 4.29%, dated 12/30/2005 to be repurchased at $1,048 on 01/03/2006	1,048	1,048
Goldman Sachs Group, Inc. (The) 4.29%, dated 12/30/2005 to be repurchased at $2,500 on 01/03/2006	2,499	2,499
Lehman Brothers, Inc. 4.29%, dated 12/30/2005 to be repurchased at $17 on 01/03/2006	17	17
Merrill Lynch & Co. 4.24%, dated 12/30/2005 to be repurchased at $2,004 on 01/03/2006	2,003	2,003
Morgan Stanley Dean Witter & Co. 4.36%, dated 12/30/2005 to be repurchased at $221 on 01/03/2006	221	221

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

6

Van Kampen Large Cap Core

SCHEDULE OF INVESTMENTS
At December 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (1.5%)
American Beacon Fund
1-day yield of 4.19%	85,803	$86
Barclays Global Investors Institutional Money Market Fund 1-day yield of 4.19%	813,607	813
Dreyfus Cash Management Plus Fund 1-day yield of 4.09%	337,960	338
Merrimac Cash Fund, Premium Class 1-day yield of 4.03% @	2,215,619	2,216
Total Security Lending Collateral (cost: $23,664)		23,664
Total Investment Securities (cost: $203,493)		$225,424

NOTES TO SCHEDULE OF INVESTMENTS:

†  At December 31, 2005, all or a portion of this security is on loan (see Note 1). The value at December 31, 2005, of all securities on loan is $23,004.

‡  Non-income producing.

☐  Value is less than $1.

*  Floating or variable rate note. Rate is listed as of December 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $5,903, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–8.75% and 01/03/2006–08/01/2037, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities aggregated $2,017 or 0.9% of the total investment of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

7

Van Kampen Large Cap Core

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $203,493) (including securities loaned of $23,004)	$225,424
Cash	8,152
Receivables:
Investment securities sold	434
Interest	22
Dividends	354
234,386
Liabilities:
Investment securities purchased	1,344
Accounts payable and accrued liabilities: Shares redeemed	21
Management and advisory fees	136
Administration fees	4
Payable for collateral for securities on loan	23,664
Other	22
25,191
Net Assets	$209,195
Net Assets Consist of:
Capital stock ($.01 par value)	$115
Additional paid-in capital	176,164
Distributable net investment income (loss)	1,782
Accumulated net realized gain (loss) from investment securities	9,203
Net unrealized appreciation (depreciation) on investment securities	21,931
Net Assets	$209,195
Net Assets by Class:
Initial Class	$208,119
Service Class	1,076
Shares Outstanding:
Initial Class	11,418
Service Class	58
Net Asset Value and Offering Price Per Share:
Initial Class	$18.23
Service Class	18.52

STATEMENT OF OPERATIONS
For the year ended December 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$113
Dividends (net of withholding taxes on foreign dividends of $45)	3,361
Income from loaned securities–net	47
3,521
Expenses:
Management and advisory fees	1,594
Printing and shareholder reports	28
Custody fees	37
Administration fees	43
Legal fees	4
Audit fees	17
Trustees fees	7
Service fees:
Service Class	2
Other	5
Total expenses	1,737
Net Investment Income (Loss)	1,784
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	18,549
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,292)
Net Realized and Unrealized Gain (Loss) on Investment Securities	16,257
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,041

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

8

Van Kampen Large Cap Core

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	December 31, 2005	December 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,784	$2,892
Net realized gain (loss) from investment securities	18,549	24,801
Change in unrealized appreciation (depreciation) on investment securities	(2,292)	(33)
	18,041	27,660
Distributions to Shareholders:
From net investment income:
Initial Class	(2,867)	(3,903)
Service Class	(13)	(7)
	(2,880)	(3,910)
Capital Share Transactions:
Proceeds from shares sold:
Initial Class	5,250	5,706
Service Class	458	603
	5,708	6,309
Dividends and distributions reinvested:
Initial Class	2,867	3,903
Service Class	13	7
	2,880	3,910
Cost of shares redeemed:
Initial Class	(49,221)	(45,635)
Service Class	(288)	(106)
	(49,509)	(45,741)
	(40,921)	(35,522)
Net increase (decrease) in net assets	(25,760)	(11,772)
Net Assets:
Beginning of year	234,955	246,727
End of year	$209,195	$234,955
Distributable Net Investment Income (Loss)	$1,782	$2,884

	December 31, 2005	December 31, 2004
Share Activity:
Shares issued:
Initial Class	308	367
Service Class	26	39
	334	406
Shares issued–reinvested from distributions:
Initial Class	170	269
Service Class	1	1
	171	270
Shares redeemed:
Initial Class	(2,915)	(2,936)
Service Class	(16)	(7)
	(2,931)	(2,943)
Net increase (decrease) in shares outstanding:
Initial Class	(2,437)	(2,300)
Service Class	11	33
	(2,426)	(2,267)

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

9

Van Kampen Large Cap Core

FINANCIAL HIGHLIGHTS

		For a share outstanding throughout each period (a)
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (b)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Initial Class	12/31/2005	$16.90	$0.14	$1.43	$1.57	$(0.24)	$–	$(0.24)	$18.23
	12/31/2004	15.26	0.19	1.71	1.90	(0.26)	–	(0.26)	16.90
	12/31/2003	12.85	0.22	2.46	2.68	(0.27)	–	(0.27)	15.26
	12/31/2002	15.73	0.24	(2.81)	(2.57)	(0.31)	–	(0.31)	12.85
	12/31/2001	19.47	0.35	(1.64)	(1.29)	(0.37)	(2.08)	(2.45)	15.73
Service Class	12/31/2005	17.19	0.10	1.45	1.55	(0.22)	–	(0.22)	18.52
	12/31/2004	15.51	0.16	1.75	1.91	(0.23)	–	(0.23)	17.19
	12/31/2003	13.37	0.13	2.03	2.16	(0.02)	–	(0.02)	15.51

			Ratios/Supplemental Data
			Net Assets,	Ratio of Expenses		Net Investment
	For the		End of	to Average		Income (Loss)	Portfolio
	Period	Total	Period	Net Assets (f)		to Average	Turnover
	Ended (b)	Return (c)(g)	(000's)	Net (d)	Total (e)	Net Assets (f)	Rate (g)
Initial Class	12/31/2005	9.41%	$208,119	0.82%	0.82%	0.84%	50%
	12/31/2004	12.75	234,150	0.82	0.82	1.23	175
	12/31/2003	21.08	246,502	0.83	0.83	1.62	180
	12/31/2002	(16.38)	243,355	0.84	0.85	1.73	251
	12/31/2001	(7.06)	291,091	0.86	0.92	1.95	221
Service Class	12/31/2005	9.12	1,076	1.07	1.07	0.59	50
	12/31/2004	12.53	805	1.07	1.07	1.03	175
	12/31/2003	16.14	225	1.08	1.08	1.31	180

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Per share information is calculated based on average number of shares outstanding.

(b)  Van Kampen Large Cap Core (the "Fund") share classes commenced operations as follows:

Initial Class – April 8, 1991
    Service Class – May 1, 2003

(c)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)  For the years ended December 31, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2). For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  Annualized.

(g)  Not annualized.

The notes to the financial statements are an integral part of this report.

AEGON/Transamerica Series Trust

Annual Report 2005

10

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS
At December 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Trust ("ATST") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ATST serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Van Kampen Large Cap Core (the "Fund") is part of ATST.

Effective May 1, 2005, AEGON/Transamerica Series Fund, Inc. changed its name to AEGON/Transamerica Series Trust.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, an Initial Class and a Service Class. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at December 31, 2005, was paying an interest rate of 3.00%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which ATST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within ATST, or by any other party.

Recaptured commissions during the year ended December 31, 2005, of $52 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $20, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.

AEGON/Transamerica Series Trust

Annual Report 2005

11

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisers, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

ATST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company.

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Fund are also officers and/or directors of TFAI, TFS and AFSG.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $250 million of ANA
0.70% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.84% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2005. There are no amounts available for recapture at December 31, 2005.

Distribution and service fees: The Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to the Distribution Plan, ATST entered into a Distribution Agreement with AFSG dated January 1, 1997, as amended.

Under the Distribution Plan and Distribution Agreement on the Initial Class shares, AFSG, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares, amounts equal to actual expenses associated with distributing the shares.

The Distribution Plan on the Service Class shares requires ATST to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. The fee on the Service Class is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2007. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the sub-adviser for the year ended December 31, 2005 were $6.

Deferred compensation plan: Each eligible independent Fund Trustee may elect participation in a non-qualified deferred compensation plan ("the Plan") maintained by Transamerica IDEX Mutual Funds, an affiliate of the Fund. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of December 31, 2005, to $10.

AEGON/Transamerica Series Trust

Annual Report 2005

12

Van Kampen Large Cap Core

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2005
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2005, were as follows:

Purchases of securities:
Long-Term	$102,661
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	144,579
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Distributable net investment income (loss)	$(6)
Accumulated net realized gain (loss) from investment securities	6

The capital loss carryforward utilized during the year ended December 31, 2005 was $7,642.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$3,910
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	2,880
Long-term Capital Gain	–

The tax basis components of distributable earnings as of December 31, 2005, are as follows:

Undistributed Ordinary Income	$3,771
Undistributed Long-term Capital Gain	$8,541
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$20,604

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2005, are as follows:

Federal Tax Cost Basis	$204,820
Unrealized Appreciation	$26,900
Unrealized (Depreciation)	(6,296)
Net Unrealized Appreciation (Depreciation)	$20,604

NOTE 5. REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

AEGON/Transamerica Series Trust

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Van Kampen Large Cap Core

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Large Cap Core (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Trust) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
February 23, 2006

AEGON/Transamerica Series Trust

Annual Report 2005

14

Van Kampen Large Cap Core

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – REVIEW AND RENEWAL (unaudited)

At a meeting of the Board of Trustees of AEGON/Transamerica Series Trust ("ATST") held on November 2, 2005, the Board reviewed and considered the Investment Advisory Agreement between Van Kampen Large Cap Core (the "Portfolio") and Transamerica Fund Advisors, Inc. ("TFAI") as well as the Investment Sub-Advisory Agreement of the Portfolio between TFAI and Morgan Stanley Investment Management, Inc. (the "Sub-Adviser"), to determine whether the agreements should be renewed for a one-year period. Following their review and consideration, the Trustees determined that the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received throughout the year from TFAI and the Sub-Adviser (such as in-person presentations by the Sub-Adviser) as part of their regular oversight of the Portfolio, as well as: comparative fee, expense and performance information prepared by Lipper Inc. ("Lipper"), independent providers of mutual fund performance, fee and expense information; and profitability data. In considering the proposed continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the services provided by TFAI and the Sub-Adviser to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past, TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to the portfolios they manage, including the Portfolio, and the experience, capability and integrity of TFAI's senior management, the financial resources of TFAI and the Sub-Adviser, TFAI's management oversight process, the professional qualifications and experience of the Sub-Adviser's portfolio management team, and the Portfolio's investment performance. The Trustees also concluded that TFAI and the Sub-Adviser proposed to provide investment and related services that were of the same quality and quantity as services provided to the Portfolio in the past, and that these services are appropriate in scope and extent in light of the Portfolio's operations, the competitive landscape of the investment company business and investor needs, and that TFAI's and the Sub-Adviser's obligations will remain substantially the same.

The investment performance of the Portfolio. The Board examined both the short-term and longer-term performance of the Portfolio, including relative performance against a benchmark securities index and a peer group of comparable mutual funds as prepared by Lipper for various trailing periods ended June 30, 2005. The Trustees concluded that TFAI and the Sub-Adviser generally had achieved competitive investment performance, noting that the performance of the Portfolio was above median relative to its peers over the past one-, two-, three- and five-year periods; and competitive to the benchmark index over the past one-, two-, three-, five, and ten-year periods. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Trustees concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with many other investment companies, and also determined that TFAI's and the Sub-Adviser's performance records indicate that their continued management is likely to benefit the Portfolio and its shareholders.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information regarding TFAI's costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to ATST as a whole by TFAI and its affiliates. The Trustees reviewed data from Lipper that compared the Portfolio's management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and portfolio turnover rate against peer groups of comparable mutual funds. Based on such information, the Trustees determined that the management fees and overall expense ratio of the Portfolio generally are consistent with industry averages. In addition, on the basis of the Board's review of the management fees to be charged by TFAI for investment advisory and related services, TFAI profitability information (derived from TFAI's audited financial statements), TFAI's estimated management income resulting from its management of the Portfolio, the estimated margin of the Sub-Adviser, as well as the entirety of TFAI's and its affiliates' service relationship with ATST, the Board concluded that the level of investment management fees and other service fees, as well as TFAI's and the Sub-Adviser's profitability, are appropriate in light of the services provided, the

AEGON/Transamerica Series Trust

Annual Report 2005

15

Van Kampen Large Cap Core (continued)

management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Portfolio, TFAI and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the inclusion of asset-based breakpoints in the Portfolio's advisory fee schedule appropriately benefits investors by realizing economies of scale in the form of lower management fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, in the future.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Portfolio. The Board concluded that other benefits derived by TFAI, its affiliates, and the Sub-Adviser from their relationship with the Portfolio, including "soft dollar" benefits (if any) in connection with brokerage transactions, sales charges and distribution/service fees (to the extent applicable) are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Portfolio, and that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees determined that the administration, fund accounting and other fees paid by the Portfolio to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. The Board also determined that TFAI had made a substantial commitment to the recruitment and retention of high quality personnel, and maintained the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI had made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TFAI's expense limitation and fee waiver arrangement with the Portfolio, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

AEGON/Transamerica Series Trust

Annual Report 2005

16

AEGON/Transamerica Series Trust

MANAGEMENT OF THE FUND

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held By Trustee
INTERESTED TRUSTEES

Thomas P. O'Neill*** AEGON USA, Inc. 1111 North Charles Street Baltimore, MD 21201-5574 (DOB: 3/11/58)	Trustee	Indefinite** 2003–present	President, AEGON Financial Services Group, Inc., Financial Institution Division (2001–present); Trustee, Transamerica IDEX Mutual Funds (TA IDEX) (2003–present); Director, Transamerica Income Shares, Inc. (TIS) (2003–present) & Transamerica Index Funds, Inc. (TIF) (2004–2004); Director, National Aquarium of Baltimore	87	N/A

Brian C. Scott*** Transamerica Fund Advisors, Inc. 570 Carillon Parkway St. Petersburg, FL 33716 (DOB: 9/29/43)	Trustee, President & Chief Executive Officer (CEO)	Indefinite** Trustee 2003–present; President, CEO 2002–present	Trustee (2003–present), President & CEO (2002–present), TA IDEX; Director, TIS (2002–2005, 2006–present); President & Director, TIF (2002–2004); Manager, Transamerica Investment Management (2002–2005); Director (2002–present), CEO & President (2001–present), Transamerica Fund Advisors, Inc. (TFAI) & Transamerica Fund Services, Inc. (TFS); CEO, Transamerica Investors, Inc. (TII) (2003–present); Director, President & CEO, Endeavor Management Co. (2001–2002)	87	N/A

INDEPENDENT TRUSTEES

Peter R. Brown 8323 40th Place North St. Petersburg, FL 33709 (DOB: 5/10/28)	Chairman, Trustee	Indefinite** 1986–present	Chairman & Trustee, TA IDEX (1986–present); Chairman (2003–present) & Director (2002–present), TIS; Chairman & Director, TIF (2002–2004); Chairman of the Board, Peter Brown Construction Company (1963–2000); Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.	87	N/A

Charles C. Harris 2840 West Bay Drive, #215 Belleair Bluffs, FL 33770 (DOB: 7/15/30)	Trustee	Indefinite** 1986–present	Trustee, TA IDEX (1994–present); Director, TIS (2002–present)	87	N/A

Russell A. Kimball, Jr. 1160 Gulf Boulevard Clearwater Beach, FL 33767 (DOB: 8/17/44)	Trustee	Indefinite** 1986–present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); General Manager, Sheraton Sand Key Resort (1975–present)	87	N/A

William W. Short, Jr. 7882 Lantana Creek Road Largo, FL 33777 (DOB: 2/25/36)	Trustee	Indefinite** 2000–present	Trustee, TA IDEX (1986–present); Director, TIS (2002–present); Retired CEO and Chairman of the Board, Shorts, Inc.	87	N/A

Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB: 3/5/36)	Trustee	Indefinite** 2001–present	Trustee, TA IDEX (1996–present); Director, TIS (2002–present); Trustee (1993–2004) & President (1993–1995), Florida Tax Free Funds	87	N/A

Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB: 9/27/52)	Trustee	Indefinite** 2001–present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); Director, Central Vermont Public Service Co. (Audit Committee); Director, Western Electricity Coordinating Council (Chairman, Human Resources and Compensation Committee); Senior Vice President (1996–2000), Vice President (1990–1996), Director of Customer Service & Marketing (1987–1990), Florida Power Corporation	87	Central Vermont Public Service Co.

Leo J. Hill 7922 Bayou Club Blvd. Largo, FL 33777 (DOB: 3/27/56)	Trustee	Indefinite** 2001–present	Trustee, TA IDEX (2002–present); Director, TIS (2002–present); Owner & President, Prestige Automotive Group (2001–2005)	87	N/A

John W. Waechter 5913 Bayview Circle Gulfport, FL 33707 (DOB: 2/25/52)	Trustee	Indefinite** 2004–present	Trustee, TA IDEX (2005–present); Director, TIS (2004–present); Executive Vice President, Chief Financial Officer, Chief Compliance Officer, William R. Hough & Co. (1979–2004); Treasurer, The Hough Group of Funds (1993–2004)	87	N/A

Name, Address* and Age	Position Held with Fund*	Term of Office and Length of Time Served†		Principal Occupation(s) or Employment During Past 5 Years
OFFICERS

John K. Carter (DOB: 4/24/61)	Senior Vice President, General Counsel, Secretary & Chief Compliance Officer	1999–	present	Sr. Vice President (2003–present), General Counsel (2002–present), Secretary (1999–present) & Chief Compliance Officer (2004–present), TA IDEX & TIS; Director, Sr. Vice President (2002–present), General Counsel & Secretary (2001–present), TFAI & TFS; Chief Compliance Officer, TFAI (2004–present); Vice President, AFSG Securities Corporation (AFSG) (2001–present); Vice President, Secretary (2003–present) & Chief Compliance Officer (2004–present), TII; Vice President, Transamerica Investment Services, Inc. (TISI) (2003–2005) & TIM (2001–2005)

Glenn E. Brightman (DOB: 12/1/72)	Vice President & Principal Financial Officer	2005–	present	Vice President & Principal Financial Officer, TA IDEX & TIS (2005–present); Vice President & Interim Principal Financial Officer, TII (2005–present)

*  The business address of each officer is 570 Carillon Parkway, St. Petersburg, Florida 33716. No officer of the Fund except for the Chief Compliance Officer receives any compensation from the Fund.

**  Each trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

***  May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with TFAI or an affiliate of TFAI.

†  Elected and serves at the pleasure of the Board of Trustees of AEGON/Transamerica Series Trust.

Additional information about the Fund trustees can be found in the Statement of Additional Information, available without charge upon request by calling 1-888-233-4339.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the AEGON/Transamerica Series Trusts' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission website (www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-851-9777; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. Box 9012
Clearwater, FL 33758-9012

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that John W. Waechter is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Waechter is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Waechter as “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
	(in thousands)	2004	2005

(a)	Audit Fees	504	492
(b)	Audit-related Fees	22	22
(c)	Tax Fees	53	39
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

* (e) (1)

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

2

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Peter R. Brown, Daniel Calabria, Janice B. Case, Charles C. Harris, Leo J. Hill, Russell A. Kimball, William W. Short and John W. Waechter.

Item 6: Schedule of Investments.

The Schedules of Investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

The Registrant’s Nominating Committee’s provisions with respect to nominations of Trustees to its Board are as follows:

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.               Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.               The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•                  The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

•                  Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•                  Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(1)           Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

3

•                  The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•                  The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•                  A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.               In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

Any shareholder or shareholder group submitting a proposed nominee must beneficially own,

•                  Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•                  The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.               Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

•                  the shareholder’s contact information;

•                  the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•                  all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

•                  a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.               The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Item 11: Controls and Procedures.

(a)          Based on their evaluation of registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2005, registrant’s principal executive officer and principal financial officer found registrant’s disclosure controls and procedures to be

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appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         There have been no significant changes in Registrant’s internal controls over financial reporting that occurred during the Registrant’s second fiscal quarter that has materially affected, or is reasonable likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) N/A

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEGON/Transamerica Series Trust
(Registrant)

By:	/s/ Brian C. Scott
Brian C. Scott
Chief Executive Officer

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian C. Scott
Brian C. Scott
Chief Executive Officer

Date:	March 2, 2006

By:	/s/ Glenn E. Brightman
Glenn E. Brightman
Principal Financial Officer

Date:	March 2, 2006

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

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